As filed with the SEC on January 4, 2007.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-4556

TRANSAMERICA IDEX MUTUAL FUNDS
(Exact name of registrant as specified in charter)

570 Carillon Parkway, St. Petersburg, Florida		33716
(Address of principal executive offices)		(Zip code)

Dennis P. Gallagher, Esq. P.O. Box 9012, Clearwater, Florida 33758-9771
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(727) 299-1800

Date of fiscal year end:	October 31

Date of reporting period:	November 1, 2005 - October 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC  20549.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1: Report(s) to Shareholders.  The Annual Report is attached.

2

Annual Report

October 31, 2006

www.transamericaidex.com

Customer Service 1-888-233-IDEX (4339)
P.O. Box 9012 • Clearwater, FL 33758-9012
Distributor: AFSG Securities Corporation, Member NASD

Dear Fellow Shareholder,

On behalf of Transamerica IDEX Mutual Funds, I would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial advisor in the future. We value the trust you have placed in us.

This annual report is provided to you with the intent of presenting a comprehensive review of the investments of each of your funds. The Securities and Exchange Commission requires that annual and semi-annual reports be sent to all shareholders, and we believe this report to be an important part of the investment process. In addition to providing a comprehensive review, this report also provides a discussion of accounting policies as well as matters presented to shareholders that may have required their vote.

We believe it is important to recognize and understand current market conditions in order to provide a context for reading this report. On August 8, 2006, the Federal Reserve decided to keep the federal funds rate at 5.25%, changing its course of consistent interest rate increases that began on June 30, 2004. This development, coupled with oil prices that have receded from peaks reached earlier this year, provided some tailwind for the markets and some respite from downside volatility experienced in May and June. However, concerns over a slowdown in the housing markets and lower Gross Domestic Product growth have weighed on investor sentiment. For the twelve months ending October 31, 2006, the Dow Jones Industrial Average returned 18.47%, while the Standard & Poor's 500 Index returned 16.33%. Please keep in mind it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial advisor is a key resource to help you build a complete picture of your current and future financial needs. Financial advisors are familiar with the market's history, including long-term returns and volatility of various asset classes.

With your financial advisor, you can develop an investment program that incorporates factors such as your goals, your investment timeline, and your risk tolerance.

Please contact your financial advisor if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

John Carter President & Chief Executive Officer Transamerica IDEX Mutual Funds	Christopher Staples Senior Vice President – Investment Management Transamerica IDEX Mutual Funds

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica IDEX Mutual Funds. These views are subject to change based upon market conditions. These views should not be relied on as investment advice and are not indicative of trading intent on behalf of the Transamerica IDEX Mutual Funds.

TA IDEX American Century Large Company Value

MARKET ENVIRONMENT

On an absolute basis, the portfolio and its indices were elevated by factors that included the pause in the Federal Reserve Board's interest rate hikes and favorable interest rate and inflation outlooks by the end of the period. In relative terms, value stocks outperformed for the period, helping us outpace the Standard and Poor's 500 Composite Stock Index ("S&P 500"). Amid mixed economic signals, investors rediscovered the kinds of companies we find appealing, gravitating toward investments in large, value-oriented companies with reliable earnings and a history of dividends. However, our stock selection in the consumer discretionary sector was a factor that caused us to trail the Russell 1000 Value Index ("Russell 1000 Value") benchmark.

PERFORMANCE

For the year ended October 31, 2006, TA IDEX American Century Large Company Value, Class A returned 17.66%. By comparison its primary and secondary benchmarks, the S&P 500 and the Russell 1000 Value, returned 16.33% and 21.46%, respectively.

STRATEGY REVIEW

The portfolio's stake in the financials sector, its largest sector position, made the largest contribution to total return. Diversified financial services firms were the strongest performers, and all of our holdings in the area, Bank of America Corporation, JPMorgan Chase & Co., and Citigroup Inc., finished among the top-contributing stocks.

The energy sector was another source of strength, on an absolute basis. We focused on diversified, multinational oil and gas companies and remained selective, holding only a handful of names. Though it was a volatile period for energy stocks as oil prices came off their highs, we sidestepped broader damage, and most of our holdings, including ExxonMobil Corporation the top-contributing stock, posted gains.

Holdings in the telecommunications services sector represented additional bright spots, particularly among diversified telecommunication firms. AT&T Corp. was one noteworthy name. The company announced strong second-quarter earnings, driven by success from the merger of AT&T and SBC Communications and the increased contributions from Cingular Wireless LLC. The share price jumped sharply and climbed for the remainder of the period.

Finally, our stake in the health care sector performed well. Our patience was rewarded when long-time holdings in the pharmaceutical industry, some of which have struggled in the past, became solid performers. Industry leader Pfizer Inc. paced gains. Despite the challenges of generic competition and patent expirations, the company's stock rebounded nicely from its July lows on robust earnings reports driven by strength in key drugs such as Lipitor, the largest-selling medicine in the world.

Unfortunately, we made some decisions that caused us to trail the Russell 1000 Value benchmark for the reporting period. Our position in the consumer discretionary sector detracted the most from relative performance. The benchmark's collection of holdings in the multi-line retail and media industries, many of which recorded powerful gains, outperformed the portfolio's handful of investments. Security selection worked against us in both industries and yielded the portfolio's top-detracting stock. Discount retailer Dollar General Corporation ("Dollar General") struggled during the period, and our overweight position compared with the benchmark proved costly. Dollar General found its profits squeezed by an unfavorable sales mix, lower than expected back-to-school sales, and high gasoline prices that both raised transportation costs and slowed spending by the chain's low-income customers.

Elsewhere, stock selection in the industrials sector worked against us, particularly in the machinery industry. Exposure to Ingersoll-Rand Company Limited, present in the portfolio but not the Russell 1000 Value benchmark, dampened relative performance. This stock declined following an analyst's downgrade based on lowered expectations for profit growth in the months ahead.

Mark Mallon, CFA

Charles A. Ritter

Brendan Healy, CFA

Co-Fund Managers
American Century Investment Management Inc.

Transamerica IDEX Mutual Funds

Annual Report 2006

1

TA IDEX American Century Large Company Value

Comparison of change in value of $10,000 investment in Class A shares and its comparative indices.

Average Annual Total Return for Periods Ended 10/31/06

	1 year	5 years	From Inception	Inception Date
Class A (NAV)	17.66%	8.32%	4.15%	3/1/00
Class A (POP)	11.19%	7.10%	3.27%	3/1/00
S&P 500[1]	16.33%	7.25%	1.76%	3/1/00
Russell 1000 Value[1]	21.46%	11.64%	9.27%	3/1/00
Class B (NAV)	17.29%	7.59%	3.44%	3/1/00
Class B (POP)	12.29%	7.44%	3.44%	3/1/00
Class C (NAV)	17.45%	–	14.47%	11/11/02
Class C (POP)	16.45%	–	14.47%	11/11/02
Class I (NAV)	–	–	16.11%	11/15/05

NOTES

1  The Standard and Poor's 500 Composite Stock (S&P 500) Index and the Russell 1000 Value (Russell 1000 Value) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2006 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund.

This Fund is closed to new investments.

Transamerica IDEX Mutual Funds

Annual Report 2006

2

TA IDEX American Century Large Company Value

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2006 and held for the entire period until October 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$1,075.20	1.23%	$6.43
Hypothetical (b)	1,000.00	1,019.00	1.23	6.26
Class B
Actual	1,000.00	1,074.10	1.24	6.48
Hypothetical (b)	1,000.00	1,018.95	1.24	6.31
Class C
Actual	1,000.00	1,075.20	1.21	6.33
Hypothetical (b)	1,000.00	1,019.11	1.21	6.16
Class I
Actual	1,000.00	1,076.10	0.91	4.76
Hypothetical (b)	1,000.00	1,020.62	0.91	4.63

(a)  Expenses are calculated using the Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At October 31, 2006

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

Transamerica IDEX Mutual Funds

Annual Report 2006

3

TA IDEX American Century Large Company Value

SCHEDULE OF INVESTMENTS
At October 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (94.8%)
Aerospace (0.8%)
Northrop Grumman Corp.	43,400	$2,881
Apparel & Accessory Stores (0.7%)
Gap (The), Inc.	105,700	2,222
Apparel Products (1.4%)
Liz Claiborne, Inc.	60,500	2,551
V.F. Corp.	29,300	2,227
Automotive (0.2%)
Lear Corp. †	26,600	804
Beverages (1.8%)
Coca-Cola Co. (The)	78,300	3,658
Pepsi Bottling Group, Inc.	81,500	2,577
Business Credit Institutions (3.0%)
Freddie Mac	147,300	10,162
Chemicals & Allied Products (2.0%)
du Pont (E.I.) de Nemours & Co.	68,800	3,151
PPG Industries, Inc.	56,600	3,871
Commercial Banks (17.5%)
Bank of America Corp.	215,500	11,609
Bank of New York Co., Inc. (The)	86,900	2,987
Citigroup, Inc.	307,700	15,434
JP Morgan Chase & Co.	176,100	8,354
National City Corp. †	53,200	1,982
PNC Financial Services Group, Inc.	32,400	2,269
US Bancorp	138,700	4,694
Wachovia Corp.	99,100	5,500
Wells Fargo & Co.	199,100	7,225
Computer & Data Processing Services (2.9%)
Fiserv, Inc. ‡	39,700	1,961
Microsoft Corp.	199,800	5,736
Oracle Corp. ‡	122,500	2,263
Computer & Office Equipment (2.7%)
Hewlett-Packard Co.	122,900	4,761
International Business Machines Corp.	49,200	4,543
Electric Services (1.2%)
PPL Corp. †	115,600	3,991
Electric, Gas & Sanitary Services (2.5%)
Exelon Corp.	80,400	4,983
NiSource, Inc.	77,900	1,813
Waste Management, Inc.	51,800	1,942
Electronic & Other Electric Equipment (1.4%)
General Electric Co.	132,700	4,659

	Shares	Value
Electronic Components & Accessories (1.9%)
Intel Corp.	117,300	$2,503
Tyco International, Ltd.	135,700	3,994
Fabricated Metal Products (0.7%)
Parker Hannifin Corp.	27,700	2,317
Finance (1.2%)
SPDR Trust Series 1 †	30,000	4,135
Food & Kindred Products (2.4%)
Altria Group, Inc.	57,700	4,693
Unilever NV-NY Shares	146,300	3,540
Food Stores (1.0%)
Kroger Co.	156,400	3,517
Health Services (0.3%)
HCA, Inc. †	13,600	687
Quest Diagnostics, Inc.	3,400	169
Industrial Machinery & Equipment (2.2%)
Deere & Co. †	27,600	2,350
Dover Corp.	53,700	2,551
Ingersoll-Rand Co.–Class A	74,800	2,746
Instruments & Related Products (0.7%)
Xerox Corp. ‡	136,500	2,321
Insurance (4.3%)
Allstate Corp. (The)	74,400	4,565
American International Group, Inc.	84,700	5,689
Loews Corp.	71,300	2,775
MGIC Investment Corp.	29,300	1,722
Insurance Agents, Brokers & Service (1.7%)
Hartford Financial Services Group, Inc. (The)	45,300	3,949
Marsh & McLennan Cos., Inc.	65,500	1,928
Life Insurance (0.7%)
Torchmark Corp. †	37,100	2,288
Lumber & Other Building Materials (0.7%)
Home Depot, Inc. (The)	61,900	2,311
Lumber & Wood Products (1.1%)
Weyerhaeuser Co.	61,800	3,930
Motion Pictures (1.8%)
Time Warner, Inc.	315,300	6,309
Oil & Gas Extraction (3.5%)
Anadarko Petroleum Corp.	27,000	1,253
Devon Energy Corp.	17,800	1,190
Royal Dutch Shell PLC–Class A, ADR	136,400	9,496
Personal Services (0.4%)
H&R Block, Inc.	68,900	1,506

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

4

TA IDEX American Century Large Company Value

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
Petroleum Refining (9.3%)
Chevron Corp.	145,700	$9,791
ConocoPhillips	103,600	6,241
Exxon Mobil Corp.	224,700	16,048
Pharmaceuticals (6.9%)
Abbott Laboratories	105,300	5,003
Johnson & Johnson	73,600	4,961
Merck & Co., Inc.	55,200	2,507
Pfizer, Inc.	244,500	6,516
Wyeth	92,500	4,720
Primary Metal Industries (0.5%)
Nucor Corp.	26,200	1,530
Printing & Publishing (1.7%)
Gannett Co., Inc.	68,300	4,039
RR Donnelley & Sons Co.	53,700	1,818
Radio & Television Broadcasting (0.6%)
Viacom, Inc.–Class B ‡	53,500	2,082
Restaurants (1.1%)
McDonald's Corp.	92,600	3,882
Retail Trade (1.5%)
Dollar General Corp.	141,500	1,985
Wal-Mart Stores, Inc.	66,800	3,292
Rubber & Misc. Plastic Products (0.7%)
Newell Rubbermaid, Inc.	82,000	2,360
Savings Institutions (1.3%)
Washington Mutual, Inc.	101,100	4,277
Security & Commodity Brokers (3.1%)
Merrill Lynch & Co., Inc.	61,300	5,359
Morgan Stanley	70,000	5,350
Telecommunications (5.4%)
AT&T, Inc.	192,100	6,579
BellSouth Corp.	96,000	4,330
Sprint Nextel Corp.	163,200	3,050
Verizon Communications, Inc.	124,700	4,614
Total Common Stocks (cost: $286,643)		325,578
	Principal	Value
SECURITY LENDING COLLATERAL (3.4%)
Debt (3.3%)
Bank Notes (0.1%)
Bank of America 5.30%, due 11/20/2006 *	$371	$371
Commercial Paper (1.0%)
Barton Capital LLC–144A 5.27%, due 11/02/2006	149	149

	Principal	Value
Commercial Paper (continued)
CAFCO Funding LLC–144A 5.29%, due 11/17/2006	$217	$217
CIESCO LLC–144A 5.29%, due 11/16/2006	149	149
Clipper Receivables Corp. 5.28%, due 11/15/2006	74	74
Commonwealth Bank of Australia 5.29%, due 11/30/2006	149	149
Compass Securitization–144A 5.31%, due 12/15/2006	149	149
CRC Funding LLC–144A 5.31%, due 12/19/2006	142	142
Fairway Finance Corp.–144A 5.28%, due 11/17/2006	223	223
5.29%, due 11/22/2006	145	145
Falcon Asset Securitization Corp.–144A 5.29%, due 11/14/2006	74	74
General Electric Capital Corp. 5.29%, due 11/03/2006	297	297
Govco, Inc.–144A 5.28%, due 11/10/2006	74	74
Greyhawk Funding–144A 5.30%, due 11/27/2006	148	148
Jupiter Securitization Corp.–144A 5.28%, due 11/06/2006	148	148
Lexington Parker Capital Corp.–144A 5.29%, due 11/09/2006	148	148
Old Line Funding LLC–144A 5.28%, due 11/15/2006	148	148
Ranger Funding Co. LLC–144A 5.29%, due 11/16/2006	74	74
Sheffield Receivables Corp.–144A 5.28%, due 11/08/2006	74	74
5.30%, due 11/28/2006	148	148
Three Pillars Funding LLC–144A 5.29%, due 11/20/2006	148	148
Variable Funding Capital Co. LLC–144A 5.27%, due 11/08/2006	297	297
5.29%, due 11/28/2006	71	71
Yorktown Capital LLC 5.30%, due 12/14/2006	148	148
Euro Dollar Overnight (0.1%)
Fortis Bank 5.26%, due 11/07/2006	297	297
Societe Generale 5.28%, due 11/01/2006	148	148
Svenska Handlesbanken 5.30%, due 11/01/2006	78	78

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

5

TA IDEX American Century Large Company Value

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
Euro Dollar Terms (1.1%)
Abbey National PLC 5.28%, due 12/01/2006	$297	$297
BancoBilbao Vizcaya Argentaria SA 5.31%, due 01/03/2007	148	148
Bank of Montreal 5.28%, due 12/04/2006	148	148
Bank of Nova Scotia 5.27%, due 11/13/2006	297	297
Barclays 5.31%, due 11/21/2006	371	371
5.30%, due 01/03/2007	297	297
BNP Paribas 5.28%, due 12/12/2006	223	223
5.28%, due 12/15/2006	297	297
Canadian Imperial Bank of Commerce 5.28%, due 11/29/2006	371	371
Credit Suisse First Boston Corp. 5.29%, due 12/22/2006	445	445
Fortis Bank 5.26%, due 11/09/2006	148	148
5.30%, due 11/20/2006	148	148
HBOS Halifax Bank of Scotland 5.30%, due 01/08/2007	148	148
Royal Bank of Canada 5.30%, due 11/17/2006	148	148

	Principal	Value
Euro Dollar Terms (continued)
Toronto Dominion Bank 5.30%, due 12/11/2006	$148	$148
UBS AG 5.30%, due 01/04/2007	148	148
Repurchase Agreements (1.0%) ††
Credit Suisse First Boston Corp. 5.35%, dated 10/31/2006 to be repurchased at $439 on 11/01/2006	439	439
Goldman Sachs Group, Inc. (The) 5.35%, dated 10/31/2006 to be repurchased at $742 on 11/01/2006	742	742
Merrill Lynch & Co. 5.30%, dated 10/31/2006 to be repurchased at $1,633 on 11/01/2006	1,633	1,633
Morgan Stanley Dean Witter & Co. 5.30%, dated 10/31/2006 to be repurchased at $519 on 11/01/2006	519	519
	Shares	Value
Investment Companies (0.1%)
Barclays Global Investor Institutional Money Market Fund 1-day yield of 5.24%	296,804	$297
Merrimac Cash Fund, Premium Class 1-day yield of 5.09% @	109,593	110
Total Security Lending Collateral (cost: $11,810)		11,810
Total Investment Securities (cost: $298,453) #		$337,388

NOTES TO SCHEDULE OF INVESTMENTS:

†  At October 31, 2006, all or a portion of this security is on loan (see Note 1). The value at October 31, 2006, of all securities on loan is $11,520.

‡  Non-income producing.

*  Floating or variable rate note. Rate is listed as of October 31, 2006.

††  Cash collateral for the Repurchase Agreements, valued at $3,448, that serve as collateral for securities lending, are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.25% and 11/06/2006–3/15/2046, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

#  Aggregate cost for federal income tax purposes is $299,252. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $41,241 and $3,105, respectively. Net unrealized appreciation for tax purposes is $38,136.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2006, these securities aggregated $2,726 or 0.8% of the net assets of the Fund.

ADR  American Depositary Receipt

SPDR  Standard & Poor's Depository Receipts

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

6

TA IDEX American Century Large Company Value

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2006
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $298,453) (including securities loaned of $11,520)	$337,388
Cash	20,256
Receivables:
Investment securities sold	273
Shares of beneficial interest sold	1,339
Interest	58
Dividends	450
Other	8
359,772
Liabilities:
Investment securities purchased	4,058
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	47
Management and advisory fees	239
Transfer agent fees	9
Administration fees	6
Payable for collateral for securities on loan	11,810
Other	49
16,218
Net Assets	$343,554
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$282,400
Undistributed (accumulated) net investment income (loss)	3,537
Undistributed (accumulated) net realized gain (loss) from investment securities and futures contracts	18,682
Net unrealized appreciation (depreciation) on investment securities	38,935
Net Assets	$343,554
Net Assets by Class:
Class A	$8,453
Class B	13,169
Class C	5,301
Class I	316,631
Shares Outstanding:
Class A	680
Class B	1,094
Class C	442
Class I	25,427
Net Asset Value Per Share:
Class A	$12.44
Class B	12.03
Class C	12.01
Class I	12.45
Maximum Offering Price Per Share (a):
Class A	$13.16

(a)  Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B, C and I shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 2006 (b)
(all amounts in thousands)

Investment Income:
Dividends (net of withholding taxes on foreign dividends of $63)	$7,571
Interest	322
Income from loaned securities–net	22
	7,915
Expenses:
Management and advisory fees	2,482
Distribution and service fees:
Class A	69
Class B	55
Class C	22
Transfer agent fees:
Class A	33
Class B	53
Class C	18
Class I	–	(c)
Printing and shareholder reports	17
Custody fees	36
Administration fees	59
Legal fees	14
Audit fees	19
Trustees fees	28
Registration fees	6
Other	7
Total expenses	2,918
Net Investment Income (Loss)	4,997
Net Realized Gain (Loss) from:
Investment securities	19,682
Futures contracts	(111)
	19,571
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	28,231
	28,231
Net Realized and Unrealized Gain (Loss) on Investment Securities and Futures Contracts	47,802
Net Increase (Decrease) in Net Assets Resulting from Operations	$52,799

(b)  Class I was offered for investment on November 15, 2005.

(c )  Rounds to less than $1.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

7

TA IDEX American Century Large Company Value

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	October 31, 2006 (a)	October 31, 2005
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$4,997	$4,498
Net realized gain (loss) from investment securities and futures contracts	19,571	14,033
Change in unrealized appreciation (depreciation) on investment securities and futures contracts	28,231	5,916
	52,799	24,447
Distributions to Shareholders:
From net investment income:
Class A	(616)	(5,062)
Class B	(35)	–
Class C	(15)	(5)
Class I	(794)	–
	(1,460)	(5,067)
From net realized gains:
Class A	(372)	–
Class B	(629)	–
Class C	(255)	–
Class I	(10,623)	–
	(11,879)	–
Capital Share Transactions:
Proceeds from shares sold:
Class A	173	265,545
Class B	203	2,124
Class C	119	1,174
Class I	458,905	–
	459,400	268,843
Dividends and distributions reinvested:
Class A	983	5,058
Class B	617	–
Class C	218	4
Class I	11,417	–
	13,235	5,062
Cost of shares redeemed:
Class A	(406,544)	(38,506)
Class B	(6,192)	(5,187)
Class C	(2,870)	(2,194)
Class I	(183,634)	–
	(599,240)	(45,887)
Redemption fees:
Class A	– (b)	– (b)
Class B	– (b)	– (b)
Class C	– (b)	– (b)
	– (b)	– (b)
Automatic conversions:
Class A	40	91
Class B	(40)	(91)
	–	–
	(126,605)	228,018
Net increase (decrease) in net assets	(87,145)	247,398
Net Assets:
Beginning of year	430,699	183,301
End of year	$343,554	$430,699
Undistributed (Accumulated) Net Investment Income (Loss)	$3,537	$–

	October 31, 2006 (a)	October 31, 2005
Share Activity:
Shares issued:
Class A	15	24,696
Class B	19	201
Class C	11	112
Class I	40,760	–
	40,805	25,009
Shares issued–reinvested from distributions:
Class A	88	467
Class B	58	–
Class C	20	–
Class I	1,040	–
	1,206	467
Shares redeemed:
Class A	(36,455)	(3,553)
Class B	(565)	(490)
Class C	(262)	(208)
Class I	(16,373)	–
	(53,655)	(4,251)
Automatic conversions:
Class A	4	8
Class B	(4)	(9)
	–	(1)
Net increase (decrease) in shares outstanding:
Class A	(36,348)	21,618
Class B	(492)	(298)
Class C	(231)	(96)
Class I	25,427	–
	(11,644)	21,224

(a)  Class I was offered for investment on November 15, 2005.

(b)  Rounds to less than $1.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

8

TA IDEX American Century Large Company Value

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2006	$10.98	$0.39	$1.50	$1.89	$(0.02)	$(0.41)	$(0.43)	$12.44
	10/31/2005	10.20	0.13	0.80	0.93	(0.15)	–	(0.15)	10.98
	10/31/2004	9.09	0.11	1.01	1.12	(0.01)	–	(0.01)	10.20
	10/31/2003	7.55	0.04	1.50	1.54	–	–	–	9.09
	10/31/2002	8.79	0.01	(1.25)	(1.24)	–	–	–	7.55
Class B	10/31/2006	10.67	0.11	1.68	1.79	(0.02)	(0.41)	(0.43)	12.03
	10/31/2005	9.88	0.02	0.77	0.79	–	–	–	10.67
	10/31/2004	8.87	0.02	1.00	1.02	(0.01)	–	(0.01)	9.88
	10/31/2003	7.41	(0.01)	1.47	1.46	–	–	–	8.87
	10/31/2002	8.69	(0.05)	(1.23)	(1.28)	–	–	–	7.41
Class C	10/31/2006	10.64	0.12	1.68	1.80	(0.02)	(0.41)	(0.43)	12.01
	10/31/2005	9.86	0.02	0.77	0.79	(0.01)	–	(0.01)	10.64
	10/31/2004	8.87	–	1.00	1.00	(0.01)	–	(0.01)	9.86
	10/31/2003	7.32	(0.01)	1.56	1.55	–	–	–	8.87
Class I	10/31/2006	11.15	0.17	1.57	1.74	(0.03)	(0.41)	(0.44)	12.45

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)				Net Investment Income (Loss) to Average		Portfolio Turnover
	Ended (g)	Return (c)	(000's)	Net (e)		Total (f)		Net Assets (a)		Rate (b)
Class A	10/31/2006	17.66%	$8,453	1.30%		1.30%		3.44	% (i)	24%
	10/31/2005	9.10	406,609	1.31	(h)	1.31	(h)	1.16	(i)	28
	10/31/2004	12.38	157,103	1.54		1.54		1.11		61
	10/31/2003	20.40	8,988	1.85		2.56		0.53		76
	10/31/2002	(14.15)	7,908	1.80		2.43		0.09		161
Class B	10/31/2006	17.29	13,169	1.64		1.64		1.01	(i)	24
	10/31/2005	8.01	16,927	2.36	(h)	2.36	(h)	0.23	(i)	28
	10/31/2004	11.54	18,612	2.32		2.32		0.20		61
	10/31/2003	19.70	17,245	2.50		3.21		(0.12)		76
	10/31/2002	(14.76)	14,446	2.45		3.08		(0.56)		161
Class C	10/31/2006	17.45	5,301	1.59		1.59		1.07	(i)	24
	10/31/2005	7.93	7,163	2.42	(h)	2.42	(h)	0.16	(i)	28
	10/31/2004	11.38	7,586	2.50		2.54		0.04		61
	10/31/2003	21.17	1,230	2.50		3.21		(0.12)		76
Class I	10/31/2006	16.11	316,631	0.91		0.91		1.57		24

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

9

TA IDEX American Century Large Company Value

FINANCIAL HIGHLIGHTS (continued)
NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.

(d)  Per share information is calculated based on average number of shares outstanding.

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  The inception dates for the Fund's offering of share classes were as follows:

Class C was November 11, 2002.
Class I was November 15, 2005.

(h)  Ratios of Total Expenses to Average Net Assets and net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor, if any.
The impact of recaptured expenses was 0.06%, 0.06% and 0.07% for Class A, Class B and Class C, respectively (see Note 2).

(i)  Ratio of Net Investment Income (Loss) to Average Net Assets are inclusive of Redemption Fees, if any. The impact of Redemption Fees is less than 0.01% for Class A, Class B, and Class C, respectively.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

10

TA IDEX American Century Large Company Value

NOTES TO FINANCIAL STATEMENTS
At October 31, 2006
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

In the normal course of business, TA IDEX American Century Large Company Value (the "Fund") enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently has four classes of shares, Class A, Class B, Class C and Class I, each with different expense levels. Classes A, B, and C are closed to new investors. Class I commenced operations on November 15, 2005. Class I is only available for investment to certain affiliated asset allocation funds. Prior to 11/15, certain affiliated asset allocation funds invested in Class A. Class B shares will convert to Class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Other securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2006 was paying an interest rate of 3.65%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short-term, interest-bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $9, earned by IBT for its services.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Redemption fees: A short-term trading redemption fee may be assessed on any Fund shares in a fund account that are sold during the first five (5) NYSE trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2006, the Fund received less than $1 in redemption fees.

Transamerica IDEX Mutual Funds

Annual Report 2006

11

TA IDEX American Century Large Company Value

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2006
(all amounts in thousands)

NOTE 1.–(continued)

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

NOTE 2.  RELATED PARTY TRANSACTIONS

Transamerica Fund Advisors, Inc. ("TFAI") is the Fund's investment adviser. Transamerica Fund Services, Inc. ("TFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. TFAI, TFS, and AFSG are affiliates of AEGON NV, a Netherlands corporation.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at October 31, 2006:

	Net Assets	% of Net Assets
TA IDEX Asset Allocation– Conservative Portfolio	$14,285	4.16%
TA IDEX Asset Allocation– Growth Portfolio	97,447	28.36%
TA IDEX Asset Allocation– Moderate Portfolio	72,341	21.06%
TA IDEX Asset Allocation– Moderate Growth Portfolio	132,558	38.58%
Total	$316,631	92.16%

Investment advisory fees: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.85% of the first $250 million of ANA
0.80% of the next $250 million of ANA
0.775% of the next $250 million of ANA
0.70% of ANA over $750 million

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.45% Expense Limit

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the reimbursed class expenses.

There were no amounts recaptured during the year ended October 31, 2006. There are no amounts available for recapture at October 31, 2006.

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%
Class B	1.00%
Class C	1.00%
Class I	N/A

From February 28, 2006 through March 1, 2007, the Fund will not pay 12b-1 fees under these plans.

Underwriter commissions relate to front-end sales charges imposed for Class A shares and contingent deferred sales charges from Classes B, C, and certain A share redemptions. For the year ended October 31, 2006, the underwriter commissions were as follows:

Received by Underwriter	$5
Retained by Underwriter	1
Contingent Deferred Sales Charge	2

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are fees paid to external legal counsel.

Transfer agent fees: The Fund pays TFS an annual per-account charge for each open and closed account. The Fund paid TFS $89 for the year ended October 31, 2006.

Brokerage commissions: Brokerage commissions incurred on security transactions placed with an affiliate of the adviser for the year ended October 31, 2006 were less than $1.

Deferred compensation plan: Each eligible independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan maintained by Transamerica IDEX Mutual Funds (the "Plan"). Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds, including the Fund. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual

Transamerica IDEX Mutual Funds

Annual Report 2006

12

TA IDEX American Century Large Company Value

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2006
(all amounts in thousands)

NOTE 2.–(continued)

Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of October 31, 2006, to $8.

Retirement plan: Under a retirement plan (the "Emeritus Plan") available to the Disinterested Trustees, each Disinterested Trustee is deemed to have elected to serve as Trustee Emeritus of Transamerica IDEX upon his or her termination of service, other than removal for cause, for a maximum period of five years determined by his or her years of service as a Trustee.

Such amounts shall be accrued by Transamerica IDEX on a pro rata basis allocable to each Transamerica IDEX fund based on the relative assets of the fund. If retainers increase in the future, past accruals (and credits) will be adjusted upward so that 50% of the Trustee's current retainer is accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred become payable to an Emeritus Trustee (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation will be paid on a quarterly basis during the time period that the Trustee Emeritus is allowed to serve as such.

Amounts deferred and accrued under the Deferred Compensation and Emeritus Plans are unfunded and unsecured claims against the general assets of Transamerica IDEX. For the period ended October 31, 2006, the amount related to the Emeritus Plan was $16. As of October 31, 2006, the Fund has not made any payments related to the Emeritus Plan.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2006 were as follows:

Purchases of securities:
Long-Term	$70,821
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	212,257
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2005 and 2006 was as follows:

2005 Distributions paid from:
Ordinary Income	$5,067
Long-term Capital Gain	–
2006 Distributions paid from:
Ordinary Income	8,983
Long-term Capital Gain	4,356

The tax basis components of distributable earnings as of October 31, 2006 are as follows:

Undistributed Ordinary Income	$4,610
Undistributed Long-term Capital Gain	$18,408
Capital Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$38,136

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

NOTE 6.  RECENTLY ISSUED ACCOUNTING PRONOUNCEMENT

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"), an interpretation of FASB Statement

Transamerica IDEX Mutual Funds

Annual Report 2006

13

TA IDEX American Century Large Company Value

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2006
(all amounts in thousands)

No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Manager is evaluating the application of FIN 48 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the financial statements.

In September 2006, FASB issued its new Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted. The Manager is evaluating the application of FAS 157 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, the Fund's financial statements.

Transamerica IDEX Mutual Funds

Annual Report 2006

14

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX American Century Large Company Value:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX American Century Large Company Value (the "Fund") at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida
December 27, 2006

Transamerica IDEX Mutual Funds

Annual Report 2006

15

TA IDEX American Century Large Company Value

SUPPLEMENTAL INFORMATION (unaudited)
TAX INFORMATION

For dividends paid during the year ended October 31, 2006, the Fund designated $6,071 as qualified dividend income.

For corporate shareholders, 68% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deduction.

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $4,356 for the year ended October 31, 2006.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2006. Complete information will be computed and reported in conjunction with your 2006 Form 1099-DIV.

Transamerica IDEX Mutual Funds

Annual Report 2006

16

TA IDEX Asset Allocation–Conservative Portfolio

MARKET ENVIRONMENT

Despite a downdraft in domestic and foreign stocks in the spring and early summer of 2006, the twelve months through October 31, 2006 delivered sizable market gains. The Standard and Poor's 500 Composite Stock Index ("S&P 500") returned 16.33% over the period, while the broader Dow Jones Wilshire 5000 Total Market Index ("DJ Wilshire 5000") gained 16.61%. The stock market's climb occurred despite six Federal Reserve Board ("Fed") interest-rate hikes during the period's first eight months. Nervousness about the effect on the economy of rising rates, as well as surging crude-oil prices during 2006's first half, helped spark a stock-market selloff in May and early June, and general volatility in July. As investors avoided riskier assets during that stretch, smaller-cap stocks and growth stocks underperformed. In fact, large-cap stocks outpaced smaller caps in both the second and third calendar quarters of 2006, and value stocks led growth stocks for most of 2006. The Fed paused its rate-tightening campaign in the third quarter, however, and oil prices eased, allowing the market's gains to resume. Thus, in October small caps and growth stocks made up ground. The small-cap Russell 2000 Index ended up ahead of the larger-cap S&P 500 for the twelve-month period as a whole, but value stocks still beat growth stocks soundly over the one-year period.

Developed foreign markets generally tracked the U.S. market's ups and downs, but they performed better overall. The Morgan Stanley Capital International EAFE Index returned 28.04% for the period in dollar terms, benefiting from European merger activity, economic improvement in Japan, and a decline in the U.S. dollar against several major currencies. Emerging markets fared even better, though they were much more volatile.

Bonds struggled against rising short-term interest rates for much of the period. But the bond market enjoyed a surge in the final four months after the Fed stopped raising rates, helping the Lehman Brothers Aggregate Bond Index ("LBAB") to post a decent 5.19% return for the twelve-month period. Credit-sensitive bonds notched larger gains; the Lehman Brothers High Yield Bond Index was up 10.31%.

PERFORMANCE

For the year ended October 31, 2006, TA IDEX Asset Allocation– Conservative Portfolio, Class A returned 9.90%. By comparison, its primary and secondary benchmarks, the LBAB and the DJ Wilshire 5000, gained 5.19% and 16.61%, respectively.

STRATEGY REVIEW

This fund-of-funds portfolio is structured to provide an approximately 35%-55%-10% mix of stocks, bonds, and cash. Its equity exposure is intended to provide broad coverage of domestic and international equity markets, across market capitalizations and investment styles. It also includes emerging markets and global real estate. The fixed-income portion of the portfolio is similarly well diversified, covering investment-grade and credit-sensitive holdings, as well as some exposure to international bonds. Within its fund peer group, the Morningstar Conservative Allocation category, the portfolio's 9.90% return placed in the top quartile for the period. Relative to that group, the portfolio benefited from having more domestic small-cap and international exposure than its typical peer. It also benefited from having more credit-sensitive holdings within the fixed-income portion relative to its typical peer.

Among the portfolio's fixed-income holdings, credit-sensitive funds were the top performers for the period, with TA IDEX Transamerica Convertible Securities and TA IDEX Transamerica High Yield Bond posted gains. The core investment-grade and inflation-protected funds, TA IDEX PIMCO Total Return and TA IDEX PIMCO Real Return TIPS, lagged the LBAB.

Several of the portfolio's international holdings were among those having a positive impact on the performance for the year. TA IDEX Evergreen International Small Cap and TA IDEX Marsico International Growth gained for the period. TA IDEX AllianceBernstein International has gained significantly since it was added to the portfolio in December 2005. TA IDEX Clarion Global Real Estate Securities' gain was the largest of any underlying fund in the portfolio over the past twelve months. That fund invests in both foreign and domestic real estate.

In a period when domestic value stocks outperformed growth stocks rather decisively, TA IDEX American Century Large Company Value was one of the best performers among the portfolio's domestic-stock holdings and TA IDEX J.P. Morgan Mid Cap Value also contributed strong performance. On the growth side, TA IDEX Transamerica Equity fared well relative to its fund category. By contrast, TA IDEX Transamerica Growth Opportunities finished in the bottom quartile of its fund category.

Over the course of the year, the menu of funds available for use in TA IDEX Asset Allocation–Conservative Portfolio was expanded to include a number of new investment strategies. Three new international funds were made available to better diversify the international portion of the portfolio: TA IDEX AllianceBernstein International Value, a foreign large-value fund, TA

Transamerica IDEX Mutual Funds

Annual Report 2006

1

TA IDEX Asset Allocation–Conservative Portfolio (continued)

IDEX Neuberger Berman International, a core foreign all-cap fund, and TA IDEX Oppenheimer Developing Markets, an emerging markets fund. Three new domestic-stock strategies were also included in the expansion. TA IDEX Van Kampen Mid-Cap Growth and TA IDEX Oppenheimer Small- & Mid-Cap Value allow for better coverage of the small- and mid-cap part of the U.S. market, while TA IDEX Bjurman, Barry Micro Emerging Growth provides coverage of microcap stocks for the first time. Two new tactical-allocation funds, TA IDEX BlackRock Global Allocation and TA IDEX Federated Market Opportunity ("Federated"), offer a source of returns that are less correlated with the overall stock market. Finally, TA IDEX JPMorgan International Bond provides access to foreign bond and currency exposure. All of the international funds, as well as Federated, were added to this portfolio during the period.

Michael Stout, CFA

Jon Hale, PhD, CFA

Jeff McConnell, CFA

Maciej Kowara, PhD, CFA

Co-Fund Managers
Morningstar Associates, LLC

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Annual Report 2006

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TA IDEX Asset Allocation–Conservative Portfolio

Comparison of change in value of $10,000 investment in Class A shares and its comparative indices.

Average Annual Total Return for Periods Ended 10/31/06

	1 year	From Inception	Inception Date
Class A (NAV)	9.90%	7.26%	3/1/02
Class A (POP)	3.86%	5.96%	3/1/02
LBAB[1]	5.19%	4.90%	3/1/02
DJ Wilshire 5000[1]	16.61%	8.19%	3/1/02
Class B (NAV)	9.19%	6.55%	3/1/02
Class B (POP)	4.19%	6.38%	3/1/02
Class C (NAV)	9.25%	10.08%	11/11/02
Class C (POP)	8.25%	10.08%	11/11/02
Class R (NAV)	–	5.35%	6/15/06
Class R (POP)	–	5.35%	6/15/06

NOTES

1  The Lehman Brothers Aggregate Bond (LBAB) Index and the Dow Jones Wilshire 5000 Total Market (DJ Wilshire 5000) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2006 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund.

Transamerica IDEX Mutual Funds

Annual Report 2006

3

TA IDEX Asset Allocation–Conservative Portfolio

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2006 and held for the entire period until October 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions. The expenses shown in the table do not reflect any expenses from the Funds investment in other affiliated investment companies. The average weighted annualized expense ratio of the underlying investment companies at October 31, 2006, was 0.82%.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$1,017.40	0.62%	$3.15
Hypothetical (b)	1,000.00	1,022.08	0.62	3.16
Class B
Actual	1,000.00	1,014.80	1.28	6.50
Hypothetical (b)	1,000.00	1,018.75	1.28	6.51
Class C
Actual	1,000.00	1,015.10	1.24	6.30
Hypothetical (b)	1,000.00	1,018.95	1.24	6.31
Class R
Actual	1,000.00	1,053.50	0.66	2.56
Hypothetical (b)	1,000.00	1,016.41	0.66	2.52

(a)  Expenses are calculated using the Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days for Classes A, B, and C, and 138 for Class R), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Investment Type
At October 31, 2006

This chart shows the percentage breakdown by asset type of the aggregate portfolio holdings of the underlying affiliated investment companies in which the Fund invests. The security lending collateral in the underlying funds is excluded from this calculation.

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Annual Report 2006

4

TA IDEX Asset Allocation–Conservative Portfolio

SCHEDULE OF INVESTMENTS
At October 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
INVESTMENT COMPANIES (99.8%) ø
Aggressive Equity (10.9%)
TA IDEX Evergreen Health Care	1,349,809	$19,194
TA IDEX J.P. Morgan Mid Cap Value	860,812	10,046
TA IDEX T. Rowe Price Small Cap	272,909	2,241
TA IDEX Transamerica Growth Opportunities ‡	965,973	8,143
TA IDEX Transamerica Small/Mid Cap Value	1,033,013	18,460
Capital Preservation (4.4%)
TA IDEX Transamerica Money Market	23,567,976	23,568
Fixed-Income (38.6%)
TA IDEX PIMCO Real Return TIPS	4,283,925	43,053
TA IDEX PIMCO Total Return	3,125,957	32,135
TA IDEX Transamerica Convertible Securities	1,434,244	18,301
TA IDEX Transamerica Flexible Income	2,824,579	26,607
TA IDEX Transamerica High-Yield Bond	4,380,119	40,472
TA IDEX Transamerica Short-Term Bond	4,619,833	45,459
Foreign Fixed-Income (11.9%)
TA IDEX JPMorgan International Bond	3,882,425	40,804
TA IDEX Van Kampen Emerging Markets Debt	2,084,475	22,742
Growth Equity (21.7%)
TA IDEX American Century Large Company Value	1,147,132	14,282
TA IDEX Federated Market Opportunity	3,593,920	34,897
TA IDEX Marsico Growth ‡	58,138	644
TA IDEX Transamerica Equity	4,877,977	48,292
TA IDEX UBS Large Cap Value	1,381,553	17,587

	Shares	Value
Specialty–Real Estate (3.1%)
TA IDEX Clarion Global Real Estate Securities	811,198	$16,427
World Equity (9.2%)
TA IDEX AllianceBernstein International Value	684,059	8,448
TA IDEX Evergreen International Small Cap	782,379	12,659
TA IDEX Marsico International Growth	628,159	8,870
TA IDEX Neuberger Berman International	1,229,415	14,433
TA IDEX Oppenheimer Developing Markets	249,378	2,845
TA IDEX Templeton Transamerica Global ‡	68,487	2,018
Total Investment Companies (cost: $486,390) #		$532,627

NOTES TO SCHEDULE OF INVESTMENTS:

ø  The Fund invests its assets in Class I shares of the affiliated Transamerica IDEX Mutual Funds.

‡  Non-income producing.

#  Aggregate cost for federal income tax purposes is $486,445. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $48,912 and $2,730, respectively. Net unrealized appreciation for tax purposes is $46,182.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

5

TA IDEX Asset Allocation–Conservative Portfolio

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2006
(all amounts except per share amounts in thousands)

Assets:
Investment in affiliated investment companies at value (cost: $486,390)	$532,627
Receivables:
Investment securities sold	52
Shares of beneficial interest sold	2,643
Dividends	47
Other	15
535,384
Liabilities:
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	1,350
Management and advisory fees	46
Distribution and service fees	369
Transfer agent fees	38
Administration fees	6
Other	75
1,884
Net Assets	$533,500
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$471,751
Undistributed (accumulated) net investment income (loss)	898
Undistributed (accumulated) net realized gain (loss) from investment in affiliated investment companies	14,614
Net unrealized appreciation (depreciation) on investment in affiliated investment companies	46,237
Net Assets	$533,500
Net Assets by Class:
Class A	$165,071
Class B	110,701
Class C	257,675
Class R	53
Shares Outstanding:
Class A	14,033
Class B	9,438
Class C	21,973
Class R	4
Net Asset Value Per Share:
Class A	$11.76
Class B	11.73
Class C	11.73
Class R	11.84
Maximum Offering Price Per Share (a):
Class A	$12.44

(a)  Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B, C and R shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 2006 (b)
(all amounts in thousands)

Investment Income:
Dividends from affiliated investment companies	$14,707
Expenses:
Management and advisory fees	483
Distribution and service fees:
Class A	486
Class B	1,058
Class C	2,283
Class R	–	(c)
Transfer agent fees:
Class A	138
Class B	111
Class C	166
Printing and shareholder reports	59
Custody fees	32
Administration fees	66
Legal fees	20
Audit fees	19
Trustees fees	47
Registration fees	78
Other	12
Total expenses	5,058
Net Investment Income (Loss)	9,649
Net Realized and Unrealized Gain (Loss) on Investment in Affiliated Investment Companies:
Realized gain (loss) from investment in affiliated investment companies	10,858
Realized gain distributions from investment in affiliated investment companies	3,850
	14,708
Increase (decrease) in unrealized appreciation (depreciation) on investment in affiliated investment companies	19,377
Net Realized and Unrealized Gain (Loss) on Investment in Affiliated Investment Companies	34,085
Net Increase (Decrease) in Net Assets Resulting from Operations	$43,734

(b)  Class R was offered for investment on June 15, 2006.

(c)  Rounds to less than $1.

The notes to the financial statements are an integral part of this report.

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Annual Report 2006

6

TA IDEX Asset Allocation–Conservative Portfolio

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	October 31, 2006 (a)	October 31, 2005
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$9,649	$9,998
Net realized gain (loss) from investment in affiliated investment companies	14,708	12,626
Change in unrealized appreciation (depreciation) on investment in affiliated investment companies	19,377	683
	43,734	23,307
Distributions to Shareholders:
From net investment income:
Class A	(4,299)	(2,144)
Class B	(2,547)	(1,503)
Class C	(5,527)	(2,718)
Class R	– (b)	–
	(12,373)	(6,365)
From net realized gains:
Class A	(3,698)	(1,842)
Class B	(2,932)	(1,833)
Class C	(5,989)	(3,177)
	(12,619)	(6,852)
Capital Share Transactions:
Proceeds from shares sold:
Class A	67,139	63,509
Class B	20,499	20,440
Class C	104,425	76,238
Class R	50 (c)	–
	192,113	160,187
Dividends and distributions reinvested:
Class A	6,952	3,385
Class B	4,555	2,755
Class C	8,214	4,104
	19,721	10,244
Cost of shares redeemed:
Class A	(44,648)	(40,008)
Class B	(24,686)	(25,746)
Class C	(72,878)	(58,161)
	(142,212)	(123,915)
Redemption fees:
Class A	2	– (b)
Class B	– (b)	2
Class C	2	– (b)
	4	2
Automatic conversions:
Class A	182	179
Class B	(182)	(179)
	–	–
	69,626	46,518
Net increase (decrease) in net assets	88,368	56,608
Net Assets:
Beginning of year	445,132	388,524
End of year	$533,500	$445,132

	October 31, 2006 (a)	October 31, 2005
Undistributed (Accumulated) Net Investment Income (Loss)	$898	$3,623
Share Activity:
Shares issued:
Class A	5,850	5,666
Class B	1,793	1,832
Class C	9,138	6,810
Class R	4 (c)	–
	16,785	14,308
Shares issued–reinvested from distributions:
Class A	621	301
Class B	408	246
Class C	736	366
	1,765	913
Shares redeemed:
Class A	(3,884)	(3,570)
Class B	(2,154)	(2,298)
Class C	(6,365)	(5,186)
	(12,403)	(11,054)
Automatic conversions:
Class A	16	16
Class B	(16)	(16)
	–	–
Net increase (decrease) in shares outstanding:
Class A	2,603	2,413
Class B	31	(236)
Class C	3,509	1,990
Class R	4	–
	6,147	4,167

(a)  Class R was offered for investment on June 15, 2006.

(b)  Rounds to less than $1.

(c)  Amount represents intial seeding of the class.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

7

TA IDEX Asset Allocation–Conservative Portfolio

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2006	$11.35	$0.28	$0.80	$1.08	$(0.35)	$(0.32)	$(0.67)	$11.76
	10/31/2005	11.07	0.32	0.37	0.69	(0.22)	(0.19)	(0.41)	11.35
	10/31/2004	10.67	0.17	0.77	0.94	(0.51)	(0.03)	(0.54)	11.07
	10/31/2003	9.22	0.18	1.47	1.65	(0.20)	–	(0.20)	10.67
	10/31/2002	10.00	0.07	(0.85)	(0.78)	–	–	–	9.22
Class B	10/31/2006	11.32	0.20	0.81	1.01	(0.28)	(0.32)	(0.60)	11.73
	10/31/2005	11.05	0.24	0.38	0.62	(0.16)	(0.19)	(0.35)	11.32
	10/31/2004	10.66	0.10	0.76	0.86	(0.44)	(0.03)	(0.47)	11.05
	10/31/2003	9.18	0.11	1.47	1.58	(0.10)	–	(0.10)	10.66
	10/31/2002	10.00	0.03	(0.85)	(0.82)	–	–	–	9.18
Class C	10/31/2006	11.32	0.21	0.80	1.01	(0.28)	(0.32)	(0.60)	11.73
	10/31/2005	11.05	0.25	0.37	0.62	(0.16)	(0.19)	(0.35)	11.32
	10/31/2004	10.66	0.10	0.76	0.86	(0.44)	(0.03)	(0.47)	11.05
	10/31/2003	9.19	0.11	1.46	1.57	(0.10)	–	(0.10)	10.66
Class R	10/31/2006	11.30	0.13	0.47	0.60	(0.06)	–	(0.06)	11.84

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)(j)				Net Investment Income (Loss) to Average		Portfolio Turnover
	Ended (g)	Return (c)	(000's)	Net (e)		Total (f)		Net Assets (a)(i)		Rate (b)
Class A	10/31/2006	9.90%	$165,071	0.60	% (k)	0.60	% (k)	2.44	% (l)	29%
	10/31/2005	6.30	129,724	0.28		0.28		2.85	(l)	32
	10/31/2004	8.97	99,811	0.29	(h)	0.29	(h)	1.55		11
	10/31/2003	18.18	59,250	0.41		0.41		1.80		22
	10/31/2002	(7.80)	9,482	0.45		1.21		1.27		8
Class B	10/31/2006	9.19	110,701	1.26	(k)	1.26	(k)	1.78	(l)	29
	10/31/2005	5.65	106,449	0.93		0.93		2.15	(l)	32
	10/31/2004	8.21	106,601	0.92	(h)	0.92	(h)	0.93		11
	10/31/2003	17.38	85,134	1.06		1.06		1.15		22
	10/31/2002	(8.20)	23,229	1.10		1.86		0.62		8
Class C	10/31/2006	9.25	257,675	1.23	(k)	1.23	(k)	1.82	(l)	29
	10/31/2005	5.61	208,959	0.90		0.90		2.21	(l)	32
	10/31/2004	8.26	182,112	0.93	(h)	0.93	(h)	0.89		11
	10/31/2003	17.25	83,165	1.06		1.06		1.15		22
Class R	10/31/2006	5.35	53	0.66	(k)	0.66	(k)	3.03		29

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

8

TA IDEX Asset Allocation–Conservative Portfolio

FINANCIAL HIGHLIGHTS (continued)
NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.

(d)  Per share information is calculated based on average number of shares outstanding.

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see Note 2).

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  TA IDEX Asset Allocation–Conservative Portfolio ("the Fund") commenced operations on March 1, 2002. The inception dates for the Fund's offering of share classes were as follows:

Class C was November 11, 2002.
Class R was June 15, 2006.

(h)  Ratios of Total Expenses to Average Net Assets and net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor, if any. The impact of recaptured expenses was 0.01%, 0.01% and 0.01% for Class A, Class B and Class C, respectively (see Note 2).

(i)  Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(j)  Does not include expenses of the investment companies in which the Fund invests.

(k)  On November 15, 2005, the Fund was authorized under the 12b-1 plan to pay fees on each class up to the following limits: Class A 0.35%, Class B 1.00%, Class C 1.00%, Class R 0.50%.

(l)  Ratios of Net Investment Income (Loss) to Average Net Assets are inclusive of Redemption Fees, if any. The impact of Redemption Fees is less than 0.01% for Class A, Class B, and Class C, respectively.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

9

TA IDEX Asset Allocation–Conservative Portfolio

NOTES TO FINANCIAL STATEMENTS
At October 31, 2006
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

In the normal course of business, TA IDEX Asset Allocation–Conservative Portfolio (the "Fund") enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers four classes of shares, Class A, Class B, Class C and Class R, each with a public offering price that reflects different sales charges, if any, and expense levels. Class R commenced operations on June 15, 2006. Class B shares will convert to Class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Investment company securities are valued at the net asset value of the underlying portfolio.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2006 was paying an interest rate of 3.65%.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date. Dividends and net realized gain (loss) from investment securities for the Fund are from investments in shares of affiliated investment companies.

Redemption fees: A short-term trading redemption fee may be assessed on any fund shares in a fund account that are sold during the first five (5) New York Stock Exchange ("NYSE") trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2006, the Fund received $4 in redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

NOTE 2.  RELATED PARTY TRANSACTIONS

Transamerica Fund Advisors, Inc. ("TFAI") is the Fund's investment adviser. Transamerica Fund Services, Inc. ("TFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. TFAI, TFS, and AFSG are affiliates of AEGON NV, a Netherlands corporation.

Transamerica Investment Management, LLC ("TIM") is an affiliate of the Fund and a sub-adviser to other funds within Transamerica IDEX Mutual Funds. Prior to August 1, 2006, TFAI retained Great Companies L.L.C. ("Great Companies") to serve as investment sub-adviser to certain funds within Transamerica IDEX Mutual Funds. Great Companies recently entered into a transaction that resulted in affiliates of TFAI and TIM acquiring all of the interests of Great Companies and the cessation of Great Companies' operation as a business.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

Investment advisory fees: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following rate:

0.10% of ANA

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

0.45% Expense Limit

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years,

Transamerica IDEX Mutual Funds

Annual Report 2006

10

TA IDEX Asset Allocation–Conservative Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2006
(all amounts in thousands)

NOTE 2.–(continued)

the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended October 31, 2006. There are no amounts available for recapture at October 31, 2006.

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. Effective November 15, 2005, the Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%
Class B	1.00%
Class C	1.00%
Class R	0.50%

In the case the Fund or a class of shares of the Fund is closed to new investors or investments, the Fund is authorized to pay 12b-1 fees for past sales and distribution efforts and present and past investor services.

Underwriter commissions relate to front-end sales charges imposed for Class A shares and contingent deferred sales charges from Classes B, C, and certain A share redemptions. For the year ended October 31, 2006, the underwriter commissions were as follows:

Received by Underwriter	$2,010
Retained by Underwriter	333
Contingent Deferred Sales Charge	363

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. As of January 1, 2006, the Fund pays TFS an annual fee of 0.0125% of ANA. For the period November 1, 2005 through December 31, 2005, the Fund paid TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are fees paid to external legal counsel.

Transfer agent fees: The Fund pays TFS an annual per-account charge for each open and closed account. The Fund paid TFS $387 for the year ended October 31, 2006.

Deferred compensation plan: Each eligible independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan maintained by Transamerica IDEX Mutual Funds (the "Plan"). Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds, including the Fund. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of October 31, 2006, to $15.

Retirement plan: Under a retirement plan (the "Emeritus Plan") available to the Disinterested Trustees, each Disinterested Trustee is deemed to have elected to serve as Trustee Emeritus of Transamerica IDEX upon his or her termination of service, other than removal for cause, for a maximum period of five years determined by his or her years of service as a Trustee.

Such amounts shall be accrued by Transamerica IDEX on a pro rata basis allocable to each Transamerica IDEX fund based on the relative assets of the fund. If retainers increase in the future, past accruals (and credits) will be adjusted upward so that 50% of the Trustee's current retainer is accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred become payable to an Emeritus Trustee (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation will be paid on a quarterly basis during the time period that the Trustee Emeritus is allowed to serve as such.

Amounts deferred and accrued under the Deferred Compensation and Emeritus Plans are unfunded and unsecured claims against the general assets of Transamerica IDEX. For the period ended October 31, 2006, the amount related to the Emeritus Plan was $26. As of October 31, 2006, the Fund has not made any payments related to the Emeritus Plan.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2006 were as follows:

Purchases of securities:
Long-Term	$196,827
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	139,328
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These

Transamerica IDEX Mutual Funds

Annual Report 2006

11

TA IDEX Asset Allocation–Conservative Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2006
(all amounts in thousands)

NOTE 4.–(continued)

differences are primarily due to differing treatment for items including, but not limited to, wash sales and distribution reclasses.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Shares of beneficial interest, unlimited shares authorized	$1
Undistributed (accumulated) net investment income (loss)	(1)

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2005 and 2006 was as follows:

2005 Distributions paid from:
Ordinary Income	$8,391
Long-term Capital Gain	4,826
2006 Distributions paid from:
Ordinary Income	12,373
Long-term Capital Gain	12,619

The tax basis components of distributable earnings as of October 31, 2006 are as follows:

Undistributed Ordinary Income	$2,664
Undistributed Long-term Capital Gain	$12,903
Capital Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$46,182

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

NOTE 6.  RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Manager is evaluating the application of FIN 48 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the financial statements.

In September 2006, FASB issued its new Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted. The Manager is evaluating the application of FAS 157 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, the Fund's financial statements.

Transamerica IDEX Mutual Funds

Annual Report 2006

12

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX Asset Allocation–Conservative Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX Asset Allocation–Conservative Portfolio (the "Fund") at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

Tampa, Florida
December 27, 2006

Transamerica IDEX Mutual Funds

Annual Report 2006

13

TA IDEX Asset Allocation–Conservative Portfolio

SUPPLEMENTAL INFORMATION (unaudited)
TAX INFORMATION

For dividends paid during the year ended October 31, 2006, the Fund designated $2,781 as qualified dividend income.

For corporate shareholders, 4% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deduction.

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $12,619 for the year ended October 31, 2006.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2006. Complete information will be computed and reported in conjunction with your 2006 Form 1099-DIV.

Transamerica IDEX Mutual Funds

Annual Report 2006

14

TA IDEX Asset Allocation–Growth Portfolio

MARKET ENVIRONMENT

Despite a downdraft in domestic and foreign stocks in the spring and early summer of 2006, the twelve months through October 31, 2006 delivered sizable market gains. The Standard and Poor's 500 Composite Stock Index ("S&P 500") returned 16.33% over the period, while the broader Dow Jones Wilshire 5000 Total Market Index ("DJ Wilshire 5000") gained 16.61%. The stock market's climb occurred despite six Federal Reserve Board ("Fed") interest-rate hikes during the period's first eight months. Nervousness about the effect on the economy of rising rates, as well as surging crude-oil prices during 2006's first half, helped spark a stock-market selloff in May and early June, and general volatility in July. As investors avoided riskier assets during that stretch, smaller-cap stocks and growth stocks underperformed. In fact, large-cap stocks outpaced smaller caps in both the second and third calendar quarters of 2006, and value stocks led growth stocks for most of 2006. The Fed paused its rate-tightening campaign in the third quarter, however, and oil prices eased, allowing the market's gains to resume. Thus, in October small caps and growth stocks made up ground. The small-cap Russell 2000 Index ended up ahead of the larger-cap S&P 500 for the twelve-month period as a whole, but value stocks still beat growth stocks soundly over the one-year period.

Developed foreign markets generally tracked the U.S. market's ups and downs, but they performed better overall. The Morgan Stanley Capital International EAFE Index returned 28.04% for the period in dollar terms, benefiting from European merger activity, economic improvement in Japan, and a decline in the U.S. dollar against several major currencies. Emerging markets fared even better, though they were much more volatile.

Bonds struggled against rising short-term interest rates for much of the period. But the bond market enjoyed a surge in the final four months after the Fed stopped raising rates, helping the Lehman Brothers Aggregate Bond Index to post a decent 5.19% return for the twelve-month period. Credit-sensitive bonds notched larger gains; the Lehman Brothers High Yield Bond Index was up 10.31%.

PERFORMANCE

For the year ended October 31, 2006, TA IDEX Asset Allocation–Growth Portfolio, Class A returned 16.38%. By comparison, its benchmark, the DJ Wilshire 5000 returned 16.61%.

STRATEGY REVIEW

This fund-of-funds portfolio is structured to provide fully diversified exposure to domestic and international equity markets, and within each, to a range of investment styles across market capitalizations. The portfolio also covers emerging markets and global real estate. Within its fund peer group, the Morningstar Large Growth category, the portfolio's 16.38% return placed in the top quartile, largely because it has more international, domestic small-cap, and value-stock exposure than most funds in the category.

Several of the portfolio's international holdings were among those having a positive impact on the performance for the year. TA IDEX Evergreen International Small Cap and TA IDEX Marsico International Growth gained for the period. TA IDEX AllianceBernstein International has gained significantly since it was added to the portfolio in December 2005. TA IDEX Clarion Global Real Estate Securities' gain was the largest of any underlying fund in the portfolio over the past twelve months. That fund invests in both foreign and domestic real estate.

In a period when domestic value stocks outperformed growth stocks rather decisively, TA IDEX American Century Large Company Value was the best performer among the portfolio's domestic-stock holdings and TA IDEX J.P. Morgan Mid Cap Value also contributed strong performance. Several of the portfolio's domestic-growth holdings fared well relative to their growth benchmarks and fund categories, including TA IDEX Transamerica Equity and TA IDEX Van Kampen Small Company Growth.

Two growth funds underperformed significantly over the period: TA IDEX Jennison Growth and TA IDEX Transamerica Growth Opportunities. Both finished in the bottom quartile of their respective Morningstar fund categories.

Over the course of the year, the menu of funds available for use in TA IDEX Asset Allocation–Growth Portfolio was expanded to include a number of new investment strategies. Three new international funds were made available to better diversify the international portion of the portfolio: TA IDEX AllianceBernstein International Value, a foreign large-value fund, TA IDEX Neuberger Berman International, a core foreign all-cap fund, and TA IDEX Oppenheimer Developing Markets, an emerging markets fund. Three new domestic-stock strategies were also included in the expansion. TA IDEX Van Kampen Mid Cap-Growth and TA IDEX Oppenheimer Small- & Mid-Cap Value allow for better coverage of the small-and mid-cap part of the U.S. market, while TA IDEX Bjurman, Barry Micro Emerging

Transamerica IDEX Mutual Funds

Annual Report 2006

1

TA IDEX Asset Allocation–Growth Portfolio (continued)

Growth provides coverage of microcap stocks for the first time. Two new tactical-allocation funds, TA IDEX BlackRock Global Allocation ("BlackRock") and TA IDEX Federated Market Opportunity, offer a source of returns that are less correlated with the overall stock market. Finally, TA IDEX JPMorgan International Bond ("JPMorgan Bond") provides access to foreign bond and currency exposure. Of the nine new funds, all but two were added to this portfolio during the period. The JPMorgan Bond fund was not needed in this all-equity portfolio, and only the more-aggressive of the two tactical-allocation funds, BlackRock, is being used here.

Michael Stout, CFA

Jon Hale, PhD, CFA

Jeff McConnell, CFA

Maciej Kowara, PhD, CFA

Co-Fund Managers
Morningstar Associates, LLC

Transamerica IDEX Mutual Funds

Annual Report 2006

2

TA IDEX Asset Allocation–Growth Portfolio

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Average Annual Total Return for Periods Ended 10/31/06

	1 year	From Inception	Inception Date
Class A (NAV)	16.38%	7.78%	3/1/02
Class A (POP)	9.98%	6.48%	3/1/02
DJ Wilshire 5000[1]	16.61%	8.19%	3/1/02
Class B (NAV)	15.57%	7.08%	3/1/02
Class B (POP)	10.57%	6.91%	3/1/02
Class C (NAV)	15.61%	15.19%	11/11/02
Class C (POP)	14.61%	15.19%	11/11/02
Class R (NAV)	–	8.66%	6/15/06
Class R (POP)	–	8.66%	6/15/06

NOTES

1  The Dow Jones Wilshire 5000 Total Market (DJ Wilshire 5000) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2006 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund.

Transamerica IDEX Mutual Funds

Annual Report 2006

3

TA IDEX Asset Allocation–Growth Portfolio

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2006 and held for the entire period until October 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions. The expenses shown in the table do not reflect any expenses from the Funds investment in other affiliated investment companies. The average weighted annualized expense ratio of the underlying investment companies at October 31, 2006, was 0.94%.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$1,008.30	0.69%	$3.49
Hypothetical (b)	1,000.00	1,021.73	0.69	3.52
Class B
Actual	1,000.00	1,004.60	1.35	6.82
Hypothetical (b)	1,000.00	1,018.40	1.35	6.87
Class C
Actual	1,000.00	1,004.60	1.29	6.52
Hypothetical (b)	1,000.00	1,018.70	1.29	6.56
Class R
Actual	1,000.00	1,086.60	0.67	2.64
Hypothetical (b)	1,000.00	1,016.37	0.67	2.55

(a)  Expenses are calculated using the Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days for Classes A, B, and C, and 138 for Class R), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Investment Type
At October 31, 2006

This chart shows the percentage breakdown by asset type of the aggregate portfolio holdings of the underlying affiliated investment companies in which the Fund invests. The security lending collateral in the underlying funds is excluded from this calculation.

Transamerica IDEX Mutual Funds

Annual Report 2006

4

TA IDEX Asset Allocation–Growth Portfolio

SCHEDULE OF INVESTMENTS
At October 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
INVESTMENT COMPANIES (99.9%) ø
Aggressive Equity (22.9%)
TA IDEX Evergreen Health Care	5,546,738	$78,875
TA IDEX J.P. Morgan Mid Cap Value	6,282,198	73,313
TA IDEX Oppenheimer Small- & Mid-Cap Value ‡	900,054	9,847
TA IDEX Transamerica Growth Opportunities ‡	7,265,310	61,247
TA IDEX Transamerica Small/ Mid Cap Value	8,897,814	159,004
Capital Preservation (0.1%)
TA IDEX Transamerica Money Market	864,724	865
Growth Equity (47.4%)
TA IDEX American Century Large Company Value	7,825,570	97,428
TA IDEX Bjurman, Barry Micro Emerging Growth ‡	799,719	8,373
TA IDEX BlackRock Large Cap Value	22,387,572	272,009
TA IDEX Jennison Growth	8,443,409	96,255
TA IDEX Transamerica Equity	19,021,858	188,316
TA IDEX Transamerica Science & Technology	3,943,100	15,496
TA IDEX Van Kampen Mid-Cap Growth ‡	5,338,354	55,145
TA IDEX Van Kampen Small Company Growth	4,519,283	57,756

	Shares	Value
Specialty–Real Estate (5.1%)
TA IDEX Clarion Global Real Estate Securities	4,162,978	$84,300
World Equity (24.4%)
TA IDEX AllianceBernstein International Value	4,987,691	61,598
TA IDEX BlackRock Global Allocation	7,118,945	79,875
TA IDEX Evergreen International Small Cap	4,731,700	76,559
TA IDEX Marsico International Growth	3,260,147	46,033
TA IDEX Neuberger Berman International	6,445,650	75,672
TA IDEX Oppenheimer Developing Markets	5,391,538	61,518
TA IDEX Templeton Transamerica Global ‡	211,905	6,243
Total Investment Companies (cost: $1,418,132) #		$1,665,727

NOTES TO SCHEDULE OF INVESTMENTS:

ø  The Fund invests its assets in Class I shares of the Affiliated Transamerica IDEX Mutual Funds.

‡  Non-income producing.

#  Aggregate cost for federal income tax purposes is $1,419,153. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $246,648 and $74, respectively. Net unrealized appreciation for tax purposes is $246,574.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

5

TA IDEX Asset Allocation–Growth Portfolio

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2006
(all amounts except per share amounts in thousands)

Assets:
Investment in affiliated investment companies at value (cost: $1,418,132)	$1,665,727
Cash	50
Receivables:
Shares of beneficial interest sold	7,302
Dividends	2
Other	26
1,673,107
Liabilities:
Investment securities purchased	1,997
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	1,381
Management and advisory fees	142
Distribution and service fees	1,144
Transfer agent fees	180
Administration fees	18
Other	185
5,047
Net Assets	$1,668,060
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$1,366,892
Undistributed (accumulated) net investment income (loss)	1
Undistributed (accumulated) net realized gain (loss) from investment in affiliated investment companies	53,573
Net unrealized appreciation (depreciation) on investment in affiliated investment companies	247,594
Net Assets	$1,668,060
Net Assets by Class:
Class A	$502,488
Class B	288,719
Class C	876,768
Class R	85
Shares Outstanding:
Class A	37,396
Class B	21,924
Class C	66,537
Class R	6
Net Asset Value Per Share:
Class A	$13.44
Class B	13.17
Class C	13.18
Class R	13.43
Maximum Offering Price Per Share (a):
Class A	$14.22

(a)  Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B, C and R shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 2006 (b)
(all amounts in thousands)

Investment Income:
Dividends from affiliated investment companies	$11,921
Interest	1
	11,922
Expenses:
Management and advisory fees	1,355
Distribution and service fees:
Class A	1,334
Class B	2,523
Class C	6,987
Class R	–	(c)
Transfer agent fees:
Class A	607
Class B	415
Class C	787
Printing and shareholder reports	216
Custody fees	52
Administration fees	183
Legal fees	52
Audit fees	19
Trustees fees	131
Registration fees	142
Other	27
Total expenses	14,830
Net Investment Income (Loss)	(2,908)
Net Realized and Unrealized Gain (Loss) on Investment in Affiliated Investment Companies:
Realized gain (loss) from investment in affiliated investment companies	35,708
Realized gain distributions from investment in affiliated investment companies	21,694
	57,402
Increase (decrease) in unrealized appreciation (depreciation) on investment in affiliated investment companies	129,165
Net Realized and Unrealized Gain (Loss) on Investment in Affiliated Investment Companies	186,567
Net Increase (Decrease) in Net Assets Resulting from Operations	$183,659

(b)  Class R was offered for investment on June 15, 2006.

(c)  Rounds to less than $1.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

6

TA IDEX Asset Allocation–Growth Portfolio

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	October 31, 2006 (a)	October 31, 2005
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$(2,908)	$(228)
Net realized gain (loss) from investment in affiliated investment companies	57,402	31,932
Change in unrealized appreciation (depreciation) on investment in affiliated investment companies	129,165	69,271
	183,659	100,975
Distributions to Shareholders:
From net investment income:
Class A	(2,674)	(2,140)
Class B	(676)	(1,002)
Class C	(1,942)	(2,477)
	(5,292)	(5,619)
From net realized gains:
Class A	(8,870)	(1,161)
Class B	(6,584)	(1,060)
Class C	(16,475)	(2,385)
	(31,929)	(4,606)
Capital Share Transactions:
Proceeds from shares sold:
Class A	235,562	131,025
Class B	77,616	55,124
Class C	369,374	197,065
Class R	79 (c)	–
	682,631	383,214
Dividends and distributions reinvested:
Class A	10,031	2,790
Class B	6,220	1,725
Class C	13,231	3,362
	29,482	7,877
Cost of shares redeemed:
Class A	(73,397)	(43,846)
Class B	(34,182)	(25,580)
Class C	(109,442)	(75,101)
	(217,021)	(144,527)
Redemption fees:
Class A	1	2
Class B	1	– (b)
Class C	1	1
	3	3
Automatic conversions:
Class A	574	351
Class B	(574)	(351)
	–	–
	495,095	246,567
Net increase (decrease) in net assets	641,533	337,317
Net Assets:
Beginning of year	1,026,527	689,210
End of year	$1,668,060	$1,026,527
Undistributed (Accumulated) Net Investment Income (Loss)	$1	$2

	October 31, 2006 (a)	October 31, 2005
Share Activity:
Shares issued:
Class A	18,382	11,457
Class B	6,166	4,905
Class C	29,329	17,476
Class R	6 (c)	–
	53,883	33,838
Shares issued–reinvested from distributions:
Class A	826	246
Class B	520	154
Class C	1,105	301
	2,451	701
Shares redeemed:
Class A	(5,738)	(3,822)
Class B	(2,719)	(2,258)
Class C	(8,752)	(6,645)
	(17,209)	(12,725)
Automatic conversions:
Class A	44	30
Class B	(45)	(31)
	(1)	(1)
Net increase (decrease) in shares outstanding:
Class A	13,514	7,911
Class B	3,922	2,770
Class C	21,682	11,132
Class R	6	–
	39,124	21,813

(a)  Class R was offered for investment on June 15, 2006.

(b)  Rounds to less than $1.

(c)  Amount represents initial seeding of the class.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

7

TA IDEX Asset Allocation–Growth Portfolio

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2006	$11.99	$0.03	$1.89	$1.92	$(0.11)	$(0.36)	$(0.47)	$13.44
	10/31/2005	10.75	0.05	1.38	1.43	(0.12)	(0.07)	(0.19)	11.99
	10/31/2004	9.82	(0.02)	0.95	0.93	–	–	–	10.75
	10/31/2003	7.95	(0.03)	1.90	1.87	–	–	–	9.82
	10/31/2002	10.00	(0.02)	(2.03)	(2.05)	–	–	–	7.95
Class B	10/31/2006	11.77	(0.05)	1.85	1.80	(0.04)	(0.36)	(0.40)	13.17
	10/31/2005	10.57	(0.03)	1.36	1.33	(0.06)	(0.07)	(0.13)	11.77
	10/31/2004	9.71	(0.09)	0.95	0.86	–	–	–	10.57
	10/31/2003	7.91	(0.08)	1.88	1.80	–	–	–	9.71
	10/31/2002	10.00	(0.06)	(2.03)	(2.09)	–	–	–	7.91
Class C	10/31/2006	11.78	(0.05)	1.85	1.80	(0.04)	(0.36)	(0.40)	13.18
	10/31/2005	10.57	(0.02)	1.37	1.35	(0.07)	(0.07)	(0.14)	11.78
	10/31/2004	9.71	(0.08)	0.94	0.86	–	–	–	10.57
	10/31/2003	7.86	(0.08)	1.93	1.85	–	–	–	9.71
Class R	10/31/2006	12.36	0.05	1.02	1.07	–	–	–	13.43

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)(j)				Net Investment Income (Loss) to Average		Portfolio Turnover
	Ended (g)	Return (c)	(000's)	Net (e)		Total (f)		Net Assets (a)(i)		Rate (b)
Class A	10/31/2006	16.38%	$502,488	0.65	%(k)	0.65	%(k)	0.22	%(l)	22%
	10/31/2005	13.42	286,412	0.34		0.34		0.42	(l)	35
	10/31/2004	9.47	171,708	0.43	(h)	0.43	(h)	(0.22)		5
	10/31/2003	23.52	55,209	0.45		0.60		(0.30)		25
	10/31/2002	(20.50)	8,368	0.45		1.65		(0.44)		31
Class B	10/31/2006	15.57	288,719	1.31	(k)	1.31	(k)	(0.42	) (l)	22
	10/31/2005	12.55	211,904	0.99		0.99		(0.24	) (l)	35
	10/31/2004	8.96	160,959	1.05	(h)	1.05	(h)	(0.82)		5
	10/31/2003	22.76	82,318	1.10		1.25		(0.95)		25
	10/31/2002	(20.90)	10,452	1.10		2.30		(1.09)		31
Class C	10/31/2006	15.61	876,768	1.26	(k)	1.26	(k)	(0.38	) (l)	22
	10/31/2005	12.82	528,211	0.93		0.93		(0.17	) (l)	35
	10/31/2004	8.86	356,543	0.99	(h)	0.99	(h)	(0.78)		5
	10/31/2003	23.54	116,956	1.10		1.25		(0.95)		25
Class R	10/31/2006	8.66	85	0.67	(k)	0.67	(k)	1.08		22

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

8

TA IDEX Asset Allocation–Growth Portfolio

FINANCIAL HIGHLIGHTS (continued)
NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.

(d)  Per share information is calculated based on the average number of shares outstanding.

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see Note 2).

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  TA IDEX Asset Allocation – Growth Portfolio ("the Fund") commenced operations on March 1, 2002. The inception dates for the Fund's offering of share classes were as follows:

Class C was November 11, 2002.
Class R was June 15, 2006.

(h)  Ratios of Total Expenses to Average Net Assets and net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor, if any. The impact of recaptured expenses was 0.05%, 0.05% and 0.05% for Class A, Class B and Class C, respectively (see Note 2).

(i)  Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying companies in which the Fund invests.

(j)  Does not include expenses of the investment companies in which the Fund invests.

(k)  On November 15, 2005, the Fund was authorized under the 12b-1 plan to pay fees on each class up to the following units: Class A 0.35%, Class B 1.00%, Class C 1.00%, Class R 0.50%.

(l)  Ratios of Net Investment Income (Loss) to Average Net Assets are inclusive of Redemption Fees, if any. The impact of Redemption Fees is less than 0.01% for Class A, Class B, and Class C, respectively.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

9

TA IDEX Asset Allocation–Growth Portfolio

NOTES TO FINANCIAL STATEMENTS
At October 31, 2006
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

In the normal course of business, TA IDEX Asset Allocation–Growth Portfolio (the "Fund") enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers four classes of shares, Class A, Class B, Class C and Class R, each with a public offering price that reflects different sales charges, if any, and expense levels. Class R commenced operations on June 15, 2006. Class B shares will convert to Class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Investment company securities are valued at the net asset value of the underlying portfolio.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2006 was paying an interest rate of 3.65%.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date. Dividends and net realized gain (loss) from investment securities for the Fund are from investments in shares of affiliated investment companies.

Redemption fees: A short-term trading redemption fee may be assessed on any fund shares in a fund account that are sold during the first five (5) New York Stock Exchange ("NYSE") trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2006, the Fund received $3 in redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

NOTE 2.  RELATED PARTY TRANSACTIONS

Transamerica Fund Advisors, Inc. ("TFAI") is the Fund's investment adviser. Transamerica Fund Services, Inc. ("TFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. TFAI, TFS, and AFSG are affiliates of AEGON NV, a Netherlands corporation.

Transamerica Investment Management, LLC ("TIM") is an affiliate of the Fund and a sub-adviser to other funds within Transamerica IDEX Mutual Funds. Prior to August 1, 2006, TFAI retained Great Companies L.L.C. ("Great Companies") to serve as investment sub-adviser to certain funds within Transamerica IDEX Mutual Funds. Great Companies recently entered into a transaction that resulted in affiliates of TFAI and TIM acquiring all of the interests of Great Companies and the cessation of Great Companies' operation as a business.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

Investment advisory fees: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following rate:

0.10% of ANA

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

0.45% Expense Limit

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

Transamerica IDEX Mutual Funds

Annual Report 2006

10

TA IDEX Asset Allocation–Growth Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2006
(all amounts in thousands)

NOTE 2.–(continued)

There were no amounts recaptured during the year ended October 31, 2006. There are no amounts available for recapture at October 31, 2006.

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. Effective November 15, 2005, the Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%
Class B	1.00%
Class C	1.00%
Class R	0.50%

In the case the Fund or a class of shares of the Fund is closed to new investors or investments, the Fund is authorized to pay 12b-1 fees for past sales and distribution efforts and present and past investor services.

Underwriter commissions relate to front-end sales charges imposed for Class A shares and contingent deferred sales charges from Classes B, C and certain A share redemptions. For the year ended October 31, 2006, the underwriter commissions were as follows:

Received by Underwriter	$6,725
Retained by Underwriter	1,070
Contingent Deferred Sales Charge	753

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. As of January 1, 2006, the Fund pays TFS an annual fee of 0.0125% of ANA. For the period November 1, 2005 through December 31, 2005, the Fund paid TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are fees paid to external legal counsel.

Transfer agent fees: The Fund pays TFS an annual per-account charge for each open and closed account. The Fund paid TFS $1,698 for the year ended October 31, 2006.

Deferred compensation plan: Each eligible independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan maintained by Transamerica IDEX Mutual Funds (the "Plan"). Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds, including the Fund. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of October 31, 2006, to $26.

Retirement plan: Under a retirement plan (the "Emeritus Plan") available to the Disinterested Trustees, each Disinterested Trustee is deemed to have elected to serve as Trustee Emeritus of Transamerica IDEX upon his or her termination of service, other than removal for cause, for a maximum period of five years determined by his or her years of service as a Trustee.

Such amounts shall be accrued by Transamerica IDEX on a pro rata basis allocable to each Transamerica IDEX fund based on the relative assets of the fund. If retainers increase in the future, past accruals (and credits) will be adjusted upward so that 50% of the Trustee's current retainer is accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred become payable to an Emeritus Trustee (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation will be paid on a quarterly basis during the time period that the Trustee Emeritus is allowed to serve as such.

Amounts deferred and accrued under the Deferred Compensation and Emeritus Plans are unfunded and unsecured claims against the general assets of Transamerica IDEX. For the period ended October 31, 2006, the amount related to the Emeritus Plan was $73. As of October 31, 2006, the Fund has not made any payments related to the Emeritus Plan.

NOTE 3.   INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2006 were as follows:

Purchases of securities:
Long-Term	$772,996
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	296,293
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including,

Transamerica IDEX Mutual Funds

Annual Report 2006

11

TA IDEX Asset Allocation–Growth Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2006
(all amounts in thousands)

NOTE 4.–(continued)

but not limited to, wash sales, net operating loss and distribution reclasses.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Shares of beneficial interest, unlimited shares authorized	$(5,290)
Undistributed (accumulated) net investment income (loss)	8,199
Undistributed (accumulated) net realized gain (loss) from investment in affiliated investment companies	(2,909)

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2005 and 2006 was as follows:

2005 Distributions paid from:
Ordinary Income	$5,619
Long-term Capital Gain	4,606
2006 Distributions paid from:
Ordinary Income	5,292
Long-term Capital Gain	31,929

The tax basis components of distributable earnings as of October 31, 2006 are as follows:

Undistributed Ordinary Income	$947
Undistributed Long-term Capital Gain	$53,648
Capital Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$246,573

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

NOTE 6.  RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Manager is evaluating the application of FIN 48 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the financial statements.

In September 2006, FASB issued its new Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted. The Manager is evaluating the application of FAS 157 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, the Fund's financial statements.

Transamerica IDEX Mutual Funds

Annual Report 2006

12

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX Asset Allocation–Growth Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX Asset Allocation–Growth Portfolio (the "Fund") at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

Tampa, Florida
December 27, 2006

Transamerica IDEX Mutual Funds

Annual Report 2006

13

TA IDEX Asset Allocation–Growth Portfolio

SUPPLEMENTAL INFORMATION (unaudited)
TAX INFORMATION

For dividends paid during the year ended October 31, 2006, the Fund designated $947 as qualified dividend income.

For corporate shareholders, 18% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deduction.

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $31,929 for the year ended October 31, 2006.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2006. Complete information will be computed and reported in conjunction with your 2006 Form 1099-DIV.

Transamerica IDEX Mutual Funds

Annual Report 2006

14

TA IDEX Asset Allocation–Moderate Growth Portfolio

MARKET ENVIRONMENT

Despite a downdraft in domestic and foreign stocks in the spring and early summer of 2006, the twelve months through October 31, 2006 delivered sizable market gains. The Standard and Poor's 500 Composite Stock Index ("S&P 500") returned 16.33% over the period, while the broader Dow Jones Wilshire 5000 Total Market Index ("DJ Wilshire 5000") gained 16.61%. The stock market's climb occurred despite six Federal Reserve Board ("Fed") interest-rate hikes during the period's first eight months. Nervousness about the effect on the economy of rising rates, as well as surging crude-oil prices during 2006's first half, helped spark a stock-market selloff in May and early June, and general volatility in July. As investors avoided riskier assets during that stretch, smaller-cap stocks and growth stocks underperformed. In fact, large-cap stocks outpaced smaller caps in both the second and third calendar quarters of 2006, and value stocks led growth stocks for most of 2006. The Fed paused its rate-tightening campaign in the third quarter, however, and oil prices eased, allowing the market's gains to resume. Thus, in October small caps and growth stocks made up ground. The small-cap Russell 2000 Index ended up ahead of the larger-cap S&P 500 for the twelve-month period as a whole, but value stocks still beat growth stocks soundly over the one-year period.

Developed foreign markets generally tracked the U.S. market's ups and downs, but they performed better overall. The Morgan Stanley Capital International EAFE Index returned 28.04% for the period in dollar terms, benefiting from European merger activity, economic improvement in Japan, and a decline in the U.S. dollar against several major currencies. Emerging markets fared even better, though they were much more volatile.

Bonds struggled against rising short-term interest rates for much of the period. But the bond market enjoyed a surge in the final four months after the Fed stopped raising rates, helping the Lehman Brothers Aggregate Bond Index ("LBAB") to post a decent 5.19% return for the twelve-month period. Credit-sensitive bonds notched larger gains; the Lehman Brothers High Yield Bond Index was up 10.31%.

PERFORMANCE

For the year ended October 31, 2006, TA IDEX Asset Allocation–Moderate Growth Portfolio, Class A returned 14.59%. By comparison, its primary and secondary benchmarks, the DJ Wilshire 5000 and the LBAB, gained 16.61% and 5.19%, respectively.

STRATEGY REVIEW

This fund-of-funds portfolio is structured to provide an approximately 70%, 25%, 5% mix of stocks, bonds and cash. Its equity exposure is intended to provide broad coverage of domestic and international equity markets, across market capitalizations and investment styles. It also includes emerging markets and global real estate. The fixed-income portion of the portfolio is similarly well diversified, covering investment-grade and credit-sensitive holdings, as well as some exposure to international bonds. Within its fund peer group, the Morningstar Moderate Allocation category, the portfolio's 14.59% return placed in the top quartile for the period. Relative to that group, the portfolio benefited from having more equity exposure, and within its equity stake, more domestic small-cap and international exposure. It also benefited from having more credit-sensitive holdings within the fixed-income portion.

Several of the portfolio's international holdings were among those having a positive impact on the performance for the year. TA IDEX Evergreen International Small Cap and TA IDEX Marsico International Growth gained for the period. TA IDEX AllianceBernstein International has gained significantly since it was added to the portfolio in December 2005. TA IDEX Clarion Global Real Estate Securities' gain was the largest of any underlying fund in the portfolio over the past twelve months. That fund invests in both foreign and domestic real estate.

In a period when domestic value stocks outperformed growth stocks rather decisively, TA IDEX American Century Large Company Value was the best performer among the portfolio's domestic-stock holdings and TA IDEX J.P. Morgan Mid Cap Value also contributed strong performance. Several of the portfolio's domestic-growth holdings fared well relative to their growth benchmarks and fund categories, including TA IDEX Transamerica Equity and TA IDEX Van Kampen Small Company Growth. By contrast, TA IDEX Transamerica Growth Opportunities finished in the bottom quartile of its fund category.

Among the portfolio's fixed-income holdings, credit-sensitive funds stood out, with TA IDEX Transamerica Convertible Securities and TA IDEX Transamerica High Yield Bond posting gains. The core investment-grade and inflation-protected funds, TA IDEX PIMCO Total Return and TA IDEX PIMCO Real Return TIPS, lagged the LBAB.

Over the course of the year, the menu of funds available for use in TA IDEX Asset Allocation–Moderate Growth Portfolio was expanded to include a number of new investment strategies. Three new international funds were made available to better

Transamerica IDEX Mutual Funds

Annual Report 2006

1

TA IDEX Asset Allocation–Moderate Growth Portfolio (continued)

diversify the international portion of the portfolio: TA IDEX AllianceBernstein International Value, a foreign large-value fund, TA IDEX Neuberger Berman International, a core foreign all-cap fund, and TA IDEX Oppenheimer Developing Markets, an emerging markets fund. Three new domestic-stock strategies were also included in the expansion. TA IDEX Van Kampen Mid-Cap Growth and TA IDEX Oppenheimer Small- & Mid-Cap Value allow for better coverage of the small-and mid-cap part of the U.S. market, while TA IDEX Bjurman, Barry Micro Emerging Growth provides coverage of microcap stocks for the first time. Two new tactical-allocation funds, TA IDEX BlackRock Global Allocation and TA IDEX Federated Market Opportunity ("Federated"), offer a source of returns that are less correlated with the overall stock market. Finally, TA IDEX JPMorgan International Bond provides access to foreign bond and currency exposure. Of the nine new funds, all except Federated was added to the portfolio during the period.

Michael Stout, CFA

Jon Hale, PhD, CFA

Jeff McConnell, CFA

Maciej Kowara, PhD, CFA

Co-Fund Managers
Morningstar Associates, LLC

Transamerica IDEX Mutual Funds

Annual Report 2006

2

TA IDEX Asset Allocation–Moderate Growth Portfolio

Comparison of change in value of $10,000 investment in Class A shares and its comparative indices.

Average Annual Total Return for Periods Ended 10/31/06

	1 year	From Inception	Inception Date
Class A (NAV)	14.59%	7.64%	3/1/02
Class A (POP)	8.29%	6.34%	3/1/02
DJ Wilshire 5000[1]	16.61%	8.19%	3/1/02
LBAB[1]	5.19%	4.90%	3/1/02
Class B (NAV)	13.74%	6.93%	3/1/02
Class B (POP)	8.74%	6.76%	3/1/02
Class C (NAV)	13.87%	13.41%	11/11/02
Class C (POP)	12.87%	13.41%	11/11/02
Class R (NAV)	—	7.58%	6/15/06
Class R (POP)	—	7.58%	6/15/06

NOTES

1  The Dow Jones Wilshire 5000 Total Market (DJ Wilshire 5000) Index and the Lehman Brothers Aggregate Bond (LBAB) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2006 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12) months for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund.

Transamerica IDEX Mutual Funds

Annual Report 2006

3

TA IDEX Asset Allocation–Moderate Growth Portfolio

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2006 and held for the entire period until October 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions. The expenses shown in the table do not reflect any expenses from the Funds investment in other affiliated investment companies. The average weighted annualized expense ratio of the underlying investment companies at October 31, 2006, was 0.89%.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$1,014.80	0.64%	$3.25
Hypothetical (b)	1,000.00	1,021.98	0.64	3.26
Class B
Actual	1,000.00	1,010.90	1.31	6.64
Hypothetical (b)	1,000.00	1,018.60	1.31	6.67
Class C
Actual	1,000.00	1,011.70	1.26	6.39
Hypothetical (b)	1,000.00	1,018.85	1.26	6.41
Class R
Actual	1,000.00	1,075.80	0.66	2.59
Hypothetical (b)	1,000.00	1,016.41	0.66	2.52

(a)  Expenses are calculated using the Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days for Classes A, B, and C, and 138 for Class R), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Investment Type
At October 31, 2006

This chart shows the percentage breakdown by asset type of the aggregate portfolio holdings of the underlying affiliated investment companies in which the Fund invests. The security lending collateral in the underlying funds is excluded from this calculation.

Transamerica IDEX Mutual Funds

Annual Report 2006

4

TA IDEX Asset Allocation–Moderate Growth Portfolio

SCHEDULE OF INVESTMENTS
At October 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
INVESTMENT COMPANIES (99.9%) ø
Aggressive Equity (18.4%)
TA IDEX Evergreen Health Care	6,527,953	$92,827
TA IDEX J.P. Morgan Mid Cap Value	10,635,337	124,114
TA IDEX Oppenheimer Small- & Mid- Cap Value ‡	2,326,790	25,455
TA IDEX Transamerica Growth Opportunities ‡	12,059,622	101,663
TA IDEX Transamerica Small/Mid Cap Value	11,544,411	206,299
Capital Preservation (0.0%)
TA IDEX Transamerica Money Market	1,233,224	1,233
Fixed-Income (19.1%)
TA IDEX PIMCO Real Return TIPS	12,836,607	129,008
TA IDEX PIMCO Total Return	11,771,709	121,013
TA IDEX Transamerica Convertible Securities	11,308,320	144,294
TA IDEX Transamerica Flexible Income	4,988,182	46,989
TA IDEX Transamerica High-Yield Bond	11,389,629	105,240
TA IDEX Transamerica Short-Term Bond	2,336,132	22,987
Foreign Fixed-Income (7.0%)
TA IDEX JPMorgan International Bond	11,902,297	125,093
TA IDEX Van Kampen Emerging Markets Debt	7,548,236	82,351
Growth Equity (32.3%)
TA IDEX American Century Large Company Value	10,645,161	132,532
TA IDEX Bjurman, Barry Micro Emerging Growth ‡	921,279	9,646
TA IDEX BlackRock Large Cap Value	19,286,101	234,326
TA IDEX Legg Mason Partners Investors Value	5,629,130	62,765
TA IDEX Marsico Growth ‡	5,337,402	59,085
TA IDEX Transamerica Equity	35,281,391	349,286
TA IDEX Transamerica Science & Technology	7,663,388	30,117

	Shares	Value
Growth Equity (continued)
TA IDEX Van Kampen Mid-Cap Growth ‡	1,748,933	$18,066
TA IDEX Van Kampen Small Company Growth	5,252,027	67,121
Specialty-Real Estate (5.0%)
TA IDEX Clarion Global Real Estate Securities	7,357,074	148,981
World Equity (18.1%)
TA IDEX AllianceBernstein International Value	4,647,671	57,399
TA IDEX BlackRock Global Allocation	12,008,599	134,736
TA IDEX Evergreen International Small Cap	5,044,290	81,617
TA IDEX Marsico International Growth	7,442,182	105,084
TA IDEX Neuberger Berman International	7,379,656	86,637
TA IDEX Oppenheimer Developing Markets	5,903,291	67,357
TA IDEX Templeton Transamerica Global ‡	281,122	8,282
Total Investment Companies (cost: $2,576,838) #		$2,981,603

NOTES TO SCHEDULE OF INVESTMENTS:

ø  The Fund invests its assets in Class I shares of the affiliated Transamerica IDEX Mutual Funds.

‡  Non-income producing.

#  Aggregate cost for federal income tax purposes is $2,579,650. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $404,342 and $2,389, respectively. Net unrealized appreciation for tax purposes is $401,953.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

5

TA IDEX Asset Allocation–Moderate Growth Portfolio

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2006
(all amounts except per share amounts in thousands)

Assets:
Investment in affiliated investment companies at value (cost: $2,576,838)	$2,981,603
Cash	56
Receivables:
Shares of beneficial interest sold	12,741
Dividends	2
Other	55
2,994,457
Liabilities:
Investment securities purchased	3,707
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	3,423
Management and advisory fees	255
Distribution and service fees	2,046
Transfer agent fees	262
Administration fees	32
Other	314
10,039
Net Assets	$2,984,418
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$2,506,525
Undistributed (accumulated) net investment income (loss)	2
Undistributed (accumulated) net realized gain (loss) from investment in affiliated investment companies	73,127
Net unrealized appreciation (depreciation) on investment in affiliated investment companies	404,764
Net Assets	$2,984,418
Net Assets by Class:
Class A	$914,835
Class B	549,040
Class C	1,520,489
Class R	54
Shares Outstanding:
Class A	70,099
Class B	42,416
Class C	117,418
Class R	4
Net Asset Value Per Share:
Class A	$13.05
Class B	12.94
Class C	12.95
Class R	13.05
Maximum Offering Price Per Share (a):
Class A	$13.81

(a)  Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B, C and R shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 2006 (b)
(all amounts in thousands)

Investment Income:
Dividends from affiliated investment companies	$44,341
Interest	2
	44,343
Expenses:
Management and advisory fees	2,486
Distribution and service fees:
Class A	2,490
Class B	4,904
Class C	12,405
Class R	–	(c)
Transfer agent fees:
Class A	848
Class B	673
Class C	1,179
Printing and shareholder reports	327
Custody fees	75
Administration fees	337
Legal fees	98
Audit fees	18
Trustees fees	241
Registration fees	180
Other	48
Total expenses	26,309
Net Investment Income (Loss)	18,034
Net Realized and Unrealized Gain (Loss) on Investment in Affiliated Investment Companies:
Realized gain (loss) from investment in affiliated investment companies	32,936
Realized gain distributions from investment in affiliated investment companies	40,276
	73,212
Increase (decrease) in unrealized appreciation (depreciation) on investment in affiliated investment companies	218,530
Net Realized and Unrealized Gain (Loss) on Investment in Affiliated Investment Companies	291,742
Net Increase (Decrease) in Net Assets Resulting from Operations	$309,776

(b)  Class R was offered for investment on June 15, 2006.

(c)  Rounds to less than $1.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

6

TA IDEX Asset Allocation–Moderate Growth Portfolio

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	October 31, 2006 (a)	October 31, 2005
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$18,034	$15,323
Net realized gain (loss) from investment in affiliated investment companies	73,212	53,747
Change in unrealized appreciation (depreciation) on investment in affiliated investment companies	218,530	87,330
	309,776	156,400
Distributions to Shareholders:
From net investment income:
Class A	(9,785)	(7,069)
Class B	(4,719)	(4,398)
Class C	(11,391)	(9,608)
	(25,895)	(21,075)
From net realized gains:
Class A	(15,305)	(1,708)
Class B	(11,562)	(1,542)
Class C	(26,861)	(3,196)
	(53,728)	(6,446)
Capital Share Transactions:
Proceeds from shares sold:
Class A	401,400	246,518
Class B	126,518	109,566
Class C	594,117	356,953
Class R	50 (b)	–
	1,122,085	713,037
Dividends and distributions reinvested:
Class A	22,752	7,807
Class B	14,113	5,035
Class C	27,388	8,956
	64,253	21,798
Cost of shares redeemed:
Class A	(139,736)	(83,068)
Class B	(64,931)	(48,778)
Class C	(197,486)	(123,757)
	(402,153)	(255,603)
Redemption fees:
Class A	8	4
Class B	– (c)	– (c)
Class C	8	2
	16	6
Automatic conversions:
Class A	952	422
Class B	(952)	(422)
	–	–
	784,201	479,238
Net increase (decrease) in net assets	1,014,354	608,117
Net Assets:
Beginning of year	1,970,064	1,361,947
End of year	$2,984,418	$1,970,064
Undistributed (Accumulated) Net Investment Income (Loss)	$2	$7,695

	October 31, 2006 (a)	October 31, 2005
Share Activity:
Shares issued:
Class A	32,172	21,482
Class B	10,206	9,598
Class C	47,903	31,214
Class R	4 (b)	–
	90,285	62,294
Shares issued–reinvested from distributions:
Class A	1,915	686
Class B	1,191	443
Class C	2,311	788
	5,417	1,917
Shares redeemed:
Class A	(11,211)	(7,228)
Class B	(5,242)	(4,260)
Class C	(15,934)	(10,790)
	(32,387)	(22,278)
Automatic conversions:
Class A	76	36
Class B	(76)	(36)
	–	–
Net increase (decrease) in shares outstanding:
Class A	22,952	14,976
Class B	6,079	5,745
Class C	34,280	21,212
Class R	4	–
	63,315	41,933

(a)  Class R was offered for investment on June 15, 2006.

(b)  Amount represents initial seeding of the Class.

(c)  Amount rounds to less than $1.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

7

TA IDEX Asset Allocation–Moderate Growth Portfolio

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2006	$11.88	$0.15	$1.53	$1.68	$(0.20)	$(0.31)	$(0.51)	$13.05
	10/31/2005	10.97	0.16	1.00	1.16	(0.20)	(0.05)	(0.25)	11.88
	10/31/2004	10.13	0.05	0.87	0.92	(0.08)	–	(0.08)	10.97
	10/31/2003	8.37	0.04	1.77	1.81	(0.05)	–	(0.05)	10.13
	10/31/2002	10.00	0.02	(1.65)	(1.63)	–	–	–	8.37
Class B	10/31/2006	11.80	0.06	1.52	1.58	(0.13)	(0.31)	(0.44)	12.94
	10/31/2005	10.90	0.08	1.01	1.09	(0.14)	(0.05)	(0.19)	11.80
	10/31/2004	10.09	(0.02)	0.85	0.83	(0.02)	–	(0.02)	10.90
	10/31/2003	8.33	(0.02)	1.78	1.76	–	–	–	10.09
	10/31/2002	10.00	(0.01)	(1.66)	(1.67)	–	–	–	8.33
Class C	10/31/2006	11.80	0.07	1.52	1.59	(0.13)	(0.31)	(0.44)	12.95
	10/31/2005	10.91	0.08	1.01	1.09	(0.15)	(0.05)	(0.20)	11.80
	10/31/2004	10.09	(0.02)	0.86	0.84	(0.02)	–	(0.02)	10.91
	10/31/2003	8.31	(0.02)	1.80	1.78	–	–	–	10.09
Class R	10/31/2006	12.13	0.10	0.82	0.92	–	–	–	13.05

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)(j)				Net Investment Income (Loss) to Average		Portfolio Turnover
	Ended (g)	Return (c)	(000's)	Net (e)		Total (f)		Net Assets (a)(i)		Rate (b)
Class A	10/31/2006	14.59%	$914,835	0.61	% (k)	0.61	% (k)	1.17	% (l)	21%
	10/31/2005	10.69	560,231	0.28		0.28		1.37	(l)	26
	10/31/2004	9.09	352,852	0.32	(h)	0.32	(h)	0.45		3
	10/31/2003	21.79	136,295	0.44		0.44		0.48		15
	10/31/2002	(16.30)	20,681	0.45		0.90		0.41		21
Class B	10/31/2006	13.74	549,040	1.28	(k)	1.28	(k)	0.51	(l)	21
	10/31/2005	10.05	428,677	0.95		0.95		0.68	(l)	26
	10/31/2004	8.25	333,533	0.97	(h)	0.97	(h)	(0.19)		3
	10/31/2003	21.15	190,621	1.09		1.09		(0.17)		15
	10/31/2002	(16.70)	33,241	1.10		1.55		(0.24)		21
Class C	10/31/2006	13.87	1,520,489	1.24	(k)	1.24	(k)	0.55	(l)	21
	10/31/2005	10.02	981,156	0.90		0.90		0.74	(l)	26
	10/31/2004	8.35	675,562	0.92	(h)	0.92	(h)	(0.15)		3
	10/31/2003	21.44	239,043	1.09		1.09		(0.17)		15
Class R	10/31/2006	7.58	54	0.66	(k)	0.66	(k)	2.08		21

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

8

TA IDEX Asset Allocation–Moderate Growth Portfolio

FINANCIAL HIGHLIGHTS (continued)
NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.

(d)  Per share information is calculated based on average number of shares outstanding.

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see Note 2).

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  TA IDEX Asset Allocation–Moderate Growth Portfolio ("the Fund") commenced operations on March 1, 2002. The inception dates for the Fund's offering of share classes were as follows:

Class C was November 11, 2002.
Class R was June 15, 2006.

(h)  Ratios of Total Expenses to Average Net Assets and net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor, if any. The impact of recaptured expenses was 0.01%, 0.01% and 0.01% for Class A, Class B and Class C, respectively (see Note 2).

(i)  Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(j)  Does not include expenses of the investment companies in which the Fund invests.

(k)  On November 15, 2005, the Fund was authorized under the 12b-1 plan to pay fees on each class up to the following limits: Class A 0.35%, Class B 1.00%, Class C 1.00%, Class R 0.50%.

(l)  Ratios of Net Investment Income (Loss) to Average Net Assets are inclusive of Redemption Fees, if any. The impact of Redemption Fees is less than 0.01% for Class A, Class B and Class C, respectively.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

9

TA IDEX Asset Allocation–Moderate Growth Portfolio

NOTES TO FINANCIAL STATEMENTS
At October 31, 2006
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

In the normal course of business, TA IDEX Asset Allocation–Moderate Growth Portfolio (the "Fund") enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers four classes of shares, Class A, Class B, Class C and Class R, each with a public offering price that reflects different sales charges, if any, and expense levels. Class R commenced operations on June 15, 2006. Class B shares will convert to Class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Investment company securities are valued at the net asset value of the underlying portfolio.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2006 was paying an interest rate of 3.65%.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date. Dividends and net realized gain (loss) from investment securities for the Fund are from investments in shares of affiliated investment companies.

Redemption fees: A short-term trading redemption fee may be assessed on any fund shares in a fund account that are sold during the first five (5) New York Stock Exchange ("NYSE") trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2006, the Fund received $16 in redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

NOTE 2.  RELATED PARTY TRANSACTIONS

Transamerica Fund Advisors, Inc. ("TFAI") is the Fund's investment adviser. Transamerica Fund Services, Inc. ("TFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. TFAI, TFS, and AFSG are affiliates of AEGON NV, a Netherlands corporation.

Transamerica Investment Management, LLC ("TIM") is an affiliate of the Fund and a sub-adviser to other funds within Transamerica IDEX Mutual Funds. Prior to August 1, 2006, TFAI retained Great Companies L.L.C. ("Great Companies") to serve as investment sub-adviser to certain funds within Transamerica IDEX Mutual Funds. Great Companies recently entered into a transaction that resulted in affiliates of TFAI and TIM acquiring all of the interests of Great Companies and the cessation of Great Companies' operation as a business.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

Investment advisory fees: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following rate:

0.10% of ANA

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

0.45% Expense Limit

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

Transamerica IDEX Mutual Funds

Annual Report 2006

10

TA IDEX Asset Allocation–Moderate Growth Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2006
(all amounts in thousands)

NOTE 2.–(continued)

There were no amounts recaptured during the year ended October 31, 2006. There are no amounts available for recapture at October 31, 2006.

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. Effective November 15, 2005, the Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%
Class B	1.00%
Class C	1.00%
Class R	0.50%

In the case the Fund or a class of shares of the Fund is closed to new investors or investments, the Fund is authorized to pay 12b-1 fees for past sales and distribution efforts and present and past investor services.

Underwriter commissions relate to front-end sales charges imposed for Class A shares and contingent deferred sales charges from Classes B, C, and certain A share redemptions. For the year ended October 31, 2006, the underwriter commissions were as follows:

Received by Underwriter	$12,793
Retained by Underwriter	2,061
Contingent Deferred Sales Charge	1,436

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. As of January 1, 2006, the Fund pays TFS an annual fee of 0.0125% of ANA. For the period November 1, 2005 through December 31, 2005, the Fund paid TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are fees paid to external legal counsel.

Transfer agent fees: The Fund pays TFS an annual per-account charge for each open and closed account. The Fund paid TFS $2,557 for the year ended October 31, 2006.

Deferred compensation plan: Each eligible independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan maintained by Transamerica IDEX Mutual Funds (the "Plan"). Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds, including the Fund. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of October 31, 2006, to $54.

Retirement plan: Under a retirement plan (the "Emeritus Plan") available to the Disinterested Trustees, each Disinterested Trustee is deemed to have elected to serve as Trustee Emeritus of Transamerica IDEX upon his or her termination of service, other than removal for cause, for a maximum period of five years determined by his or her years of service as a Trustee.

Such amounts shall be accrued by Transamerica IDEX on a pro rata basis allocable to each Transamerica IDEX fund based on the relative assets of the fund. If retainers increase in the future, past accruals (and credits) will be adjusted upward so that 50% of the Trustee's current retainer is accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred become payable to an Emeritus Trustee (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation will be paid on a quarterly basis during the time period that the Trustee Emeritus is allowed to serve as such.

Amounts deferred and accrued under the Deferred Compensation and Emeritus Plans are unfunded and unsecured claims against the general assets of Transamerica IDEX. For the period ended October 31, 2006, the amount related to the Emeritus Plan was $135. As of October 31, 2006, the Fund has not made any payments related to the Emeritus Plan.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2006 were as follows:

Purchases of securities:
Long-Term	$1,277,577
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	515,298
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales and distribution reclasses.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment

Transamerica IDEX Mutual Funds

Annual Report 2006

11

TA IDEX Asset Allocation–Moderate Growth Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2006
(all amounts in thousands)

NOTE 4.–(continued)

income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Shares of beneficial interest, unlimited shares authorized	$(167)
Undistributed (accumulated) net investment income (loss)	168
Undistributed (accumulated) net realized gain (loss) from investment in affiliated investment companies	(1)

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2005 and 2006 was as follows:

2005 Distributions paid from:
Ordinary Income	$21,075
Long-term Capital Gain	6,446
2006 Distributions paid from:
Ordinary Income	25,895
Long-term Capital Gain	53,728

The tax basis components of distributable earnings as of October 31, 2006 are as follows:

Undistributed Ordinary Income	$5,255
Undistributed Long-term Capital Gain	$70,685
Capital Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$401,953

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

NOTE 6.  RECENTLY ISSUED ACCOUNTING PRONOUNCEMENT

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Manager is evaluating the application of FIN 48 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the financial statements.

In September 2006, FASB issued its new Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted. The Manager is evaluating the application of FAS 157 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, the Fund's financial statements.

Transamerica IDEX Mutual Funds

Annual Report 2006

12

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX Asset Allocation–Moderate Growth Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX Asset Allocation–Moderate Growth Portfolio (the "Fund") at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

Tampa, Florida
December 27, 2006

Transamerica IDEX Mutual Funds

Annual Report 2006

13

TA IDEX Asset Allocation–Moderate Growth Portfolio

SUPPLEMENTAL INFORMATION (unaudited)
TAX INFORMATION

For dividends paid during the year ended October 31, 2006, the Fund designated $19,910 as qualified dividend income.

For corporate shareholders, 15% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deduction.

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $53,728 for the year ended October 31, 2006.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2006. Complete information will be computed and reported in conjunction with your 2006 Form 1099-DIV.

Transamerica IDEX Mutual Funds

Annual Report 2006

14

TA IDEX Asset Allocation–Moderate Portfolio

MARKET ENVIRNOMENT

Despite a downdraft in domestic and foreign stocks in the spring and early summer of 2006, the twelve months through October 31, 2006 delivered sizable market gains. The Standard and Poor's 500 Composite Stock Index ("S&P 500") returned 16.33% over the period, while the broader Dow Jones Wilshire 5000 Total Market Index ("DJ Wilshire 5000") gained 16.61%. The stock market's climb occurred despite six Federal Reserve Board ("Fed") interest-rate hikes during the period's first eight months. Nervousness about the effect on the economy of rising rates, as well as surging crude-oil prices during 2006's first half, helped spark a stock-market selloff in May and early June, and general volatility in July. As investors avoided riskier assets during that stretch, smaller-cap stocks and growth stocks underperformed. In fact, large-cap stocks outpaced smaller caps in both the second and third calendar quarters of 2006, and value stocks led growth stocks for most of 2006. The Fed paused its rate-tightening campaign in the third quarter, however, and oil prices eased, allowing the market's gains to resume. Thus, in October small caps and growth stocks made up ground. The small-cap Russell 2000 Index ended up ahead of the larger-cap S&P 500 for the twelve-month period as a whole, but value stocks still beat growth stocks soundly over the one-year period.

Developed foreign markets generally tracked the U.S. market's ups and downs, but they performed better overall. The Morgan Stanley Capital International EAFE Index returned 28.04% for the period in dollar terms, benefiting from European merger activity, economic improvement in Japan, and a decline in the U.S. dollar against several major currencies. Emerging markets fared even better, though they were much more volatile.

Bonds struggled against rising short-term interest rates for much of the period. But the bond market enjoyed a surge in the final four months after the Fed stopped raising rates, helping the Lehman Brothers Aggregate Bond Index ("LBAB") to post a decent 5.19% return for the twelve-month period. Credit-sensitive bonds notched larger gains; the Lehman Brothers High Yield Bond Index was up 10.31%.

PERFORMANCE

For the year ended October 31, 2006, TA IDEX Asset Allocation– Moderate Portfolio, Class A returned 12.22%. By comparison its primary and secondary benchmarks, the DJ Wilshire 5000 and the LBAB, gained 16.61% and 5.19%, respectively.

STRATEGY REVIEW

This fund-of-funds portfolio is structured to provide an approximately 50%, 45%, 5% mix of stocks, bonds and cash. Its equity exposure is intended to provide broad coverage of domestic and international equity markets, across market capitalizations and investment styles. It also includes emerging markets and global real estate. The fixed-income portion of the portfolio is similarly well diversified, covering investment-grade and credit-sensitive holdings, as well as some exposure to international bonds. Within its fund peer group, the Morningstar Moderate Allocation category, the portfolio's 12.22% return placed in the top half for the period. Relative to that group, the portfolio generally has less equity exposure, which hurt its relative performance over a period when stocks comfortably outperformed fixed-income securities. But within its equity stake, the portfolio benefited from having more domestic small-cap and international exposure than its typical peer. It also benefited from having more credit-sensitive holdings within the fixed-income portion relative to its peers.

Several of the portfolio's international holdings were among those having a positive impact on the performance for the year. TA IDEX Evergreen International Small Cap and TA IDEX Marsico International Growth gained for the period. TA IDEX AllianceBernstein International has gained significantly since it was added to the portfolio in December 2005. TA IDEX Clarion Global Real Estate Securities' gain was the largest of any underlying fund in the portfolio over the past twelve months. That fund invests in both foreign and domestic real estate.

In a period when domestic value stocks outperformed growth stocks rather decisively, TA IDEX American Century Large Company Value was one of the best performers among the portfolio's domestic-stock holdings and TA IDEX J.P. Morgan Mid Cap Value also contributed strong performance. Several of the portfolio's domestic-growth holdings fared well relative to their growth benchmarks and fund categories, including TA IDEX Transamerica Equity and TA IDEX Van Kampen Small Company Growth. By contrast, TA IDEX Transamerica Growth Opportunities finished in the bottom quartile of its fund category.

Among the portfolio's fixed-income holdings, credit-sensitive funds stood out, with TA IDEX Transamerica Convertible Securities and TA IDEX Transamerica High Yield Bond posting gains. The core investment-grade and inflation-protected funds, TA IDEX PIMCO Total Return and TA IDEX PIMCO Real Return TIPS, lagged the LBAB.

Transamerica IDEX Mutual Funds

Annual Report 2006

1

TA IDEX Asset Allocation–Moderate Portfolio (continued)

Over the course of the year, the menu of funds available for use in TA IDEX Asset Allocation–Moderate Portfolio was expanded to include a number of new investment strategies. Three new international funds were made available to better diversify the international portion of the portfolio: TA IDEX AllianceBernstein International Value, a foreign large-value fund, TA IDEX Neuberger Berman International, a core foreign all-cap fund, and TA IDEX Oppenheimer Developing Markets, an emerging-markets fund. Three new domestic-stock strategies were also included in the expansion. TA IDEX Van Kampen Mid-Cap Growth and TA IDEX Oppenheimer Small- & Mid-Cap Value allow for better coverage of the small-and mid-cap part of the U.S. market, while TA IDEX Bjurman, Barry Micro Emerging Growth provides coverage of microcap stocks for the first time. Two new tactical-allocation funds, TA IDEX BlackRock Global Allocation and TA IDEX Federated Market Opportunity, offer a source of returns that are less correlated with the overall stock market. Finally, TA IDEX JPMorgan International Bond provides access to foreign bond and currency exposure. All nine of these new funds were added to the portfolio during the period.

Michael Stout, CFA

Jon Hale, PhD, CFA

Jeff McConnell, CFA

Maciej Kowara, PhD, CFA

Co-Fund Managers
Morningstar Associates, LLC

Transamerica IDEX Mutual Funds

Annual Report 2006

2

TA IDEX Asset Allocation–Moderate Portfolio

Comparison of change in value of $10,000 investment in Class A shares and its comparative indices.

Average Annual Total Return for Periods Ended 10/31/06

	1 year	From Inception	Inception Date
Class A (NAV)	12.22%	7.46%	3/1/02
Class A (POP)	6.05%	6.17%	3/1/02
DJ Wilshire 5000[1]	16.61%	8.19%	3/1/02
LBAB[1]	5.19%	4.90%	3/1/02
Class B (NAV)	11.50%	6.77%	3/1/02
Class B (POP)	6.50%	6.60%	3/1/02
Class C (NAV)	11.46%	11.84%	11/11/02
Class C (POP)	10.46%	11.84%	11/11/02
Class R (NAV)	–	6.58%	6/15/06
Class R (POP)	–	6.58%	6/15/06

NOTES

1  The Dow Jones Wilshire 5000 Total Market (DJ Wilshire 5000) Index and Lehman Brothers Aggregate Bond (LBAB) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2006 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund.

Transamerica IDEX Mutual Funds

Annual Report 2006

3

TA IDEX Asset Allocation–Moderate Portfolio

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2006 and held for the entire period until October 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions. The expenses shown in the table do not reflect any expenses from the Funds investment in other affiliated investment companies. The average weighted annualized expense ratio of the underlying investment companies at October 31, 2006, was 0.86%.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$1,017.70	0.61%	$3.10
Hypothetical (b)	1,000.00	1,022.13	0.61	3.11
Class B
Actual	1,000.00	1,014.60	1.27	6.45
Hypothetical (b)	1,000.00	1,018.80	1.27	6.46
Class C
Actual	1,000.00	1,013.70	1.24	6.29
Hypothetical (b)	1,000.00	1,018.95	1.24	6.31
Class R
Actual	1,000.00	1,065.80	0.66	2.58
Hypothetical (b)	1,000.00	1,016.41	0.66	2.52

(a)  Expenses are calculated using the Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days for Classes A, B, and C, and 138 for Class R), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Investment Type
At October 31, 2006

This chart shows the percentage breakdown by asset type of the aggregate portfolio holdings of the underlying affiliated investment companies in which the Fund invests. The security lending collateral in the underlying funds is excluded from this calculation.

Transamerica IDEX Mutual Funds

Annual Report 2006

4

TA IDEX Asset Allocation–Moderate Portfolio

SCHEDULE OF INVESTMENTS
At October 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
INVESTMENT COMPANIES (99.9%) ø
Aggressive Equity (14.6%)
TA IDEX Evergreen Health Care	4,437,367	$63,099
TA IDEX J.P. Morgan Mid Cap Value	3,223,573	37,619
TA IDEX Oppenheimer Small- & Mid-Cap Value ‡	770,651	8,431
TA IDEX T. Rowe Price Small Cap	262,916	2,158
TA IDEX Transamerica Growth Opportunities ‡	5,174,066	43,617
TA IDEX Transamerica Small/Mid Cap Value	5,309,004	94,872
Capital Preservation (0.0%)
TA IDEX Transamerica Money Market	800,029	800
Fixed-Income (31.1%)
TA IDEX PIMCO Real Return TIPS	9,511,780	95,593
TA IDEX PIMCO Total Return	11,195,749	115,092
TA IDEX Transamerica Convertible Securities	7,355,238	93,853
TA IDEX Transamerica Flexible Income	5,466,737	51,497
TA IDEX Transamerica High-Yield Bond	11,044,796	102,054
TA IDEX Transamerica Short-Term Bond	7,554,229	74,334
Foreign Fixed-Income (11.7%)
TA IDEX JPMorgan International Bond	11,836,865	124,405
TA IDEX Van Kampen Emerging Markets Debt	6,896,838	75,244
Growth Equity (25.7%)
TA IDEX American Century Large Company Value	5,809,382	72,327
TA IDEX Bjurman, Barry Micro Emerging Growth ‡	315,603	3,304
TA IDEX Federated Market Opportunity	4,974,040	48,298
TA IDEX Legg Mason Partners Investors Value	270,149	3,012
TA IDEX Marsico Growth ‡	3,666,284	40,586
TA IDEX Transamerica Equity	13,021,776	128,916
TA IDEX Transamerica Science & Technology	3,057,294	12,015

	Shares	Value
Growth Equity (continued)
TA IDEX UBS Large Cap Value	8,175,862	$104,079
TA IDEX Van Kampen Mid-Cap Growth ‡	179,642	1,856
TA IDEX Van Kampen Small Company Growth	2,076,611	26,539
Specialty–Real Estate (4.1%)
TA IDEX Clarion Global Real Estate Securities	3,497,194	70,818
World Equity (12.7%)
TA IDEX AllianceBernstein International Value	2,974,170	36,731
TA IDEX BlackRock Global Allocation	834,780	9,366
TA IDEX Evergreen International Small Cap	1,868,088	30,226
TA IDEX Marsico International Growth	2,636,869	37,233
TA IDEX Neuberger Berman International	4,458,336	52,341
TA IDEX Oppenheimer Developing Markets	2,484,633	28,350
TA IDEX Templeton Transamerica Global ‡	778,545	22,936
Total Investment Companies (cost: $1,496,818) #		$1,711,601

NOTES TO SCHEDULE OF INVESTMENTS:

ø  The Fund invests its assets in Class I shares of the affiliated Transamerica IDEX Mutual Funds.

‡  Non-income producing.

#  Aggregate cost for federal income tax purposes is $1,497,270. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $218,342 and $4,011, respectively. Net unrealized appreciation for tax purposes is $214,331.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

5

TA IDEX Asset Allocation–Moderate Portfolio

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2006
(all amounts except per share amounts in thousands)

Assets:
Investment in affiliated investment companies at value (cost: $1,496,818)	$1,711,601
Cash	3
Receivables:
Shares of beneficial interest sold	7,083
Dividends	2
Other	38
1,718,727
Liabilities:
Investment securities purchased	1,081
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	2,552
Management and advisory fees	147
Distribution and service fees	1,211
Transfer agent fees	124
Administration fees	18
Other	193
5,326
Net Assets	$1,713,401
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$1,442,724
Undistributed (accumulated) net investment income (loss)	9,845
Undistributed (accumulated) net realized gain (loss) from investment in affiliated investment companies	46,050
Net unrealized appreciation (depreciation) on investment in affiliated investment companies	214,782
Net Assets	$1,713,401
Net Assets by Class:
Class A	$471,902
Class B	336,385
Class C	905,061
Class R	53
Shares Outstanding:
Class A	37,326
Class B	26,811
Class C	72,150
Class R	4
Net Asset Value Per Share:
Class A	$12.64
Class B	12.55
Class C	12.54
Class R	12.64
Maximum Offering Price Per Share (a):
Class A	$13.38

(a)  Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B, C and R shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 2006 (b)
(all amounts in thousands)

Investment Income:
Dividends from affiliated investment companies	$38,688
Interest	1
	38,689
Expenses:
Management and advisory fees	1,509
Distribution and service fees:
Class A	1,345
Class B	3,144
Class C	7,820
Class R	–	(c)
Transfer agent fees:
Class A	368
Class B	357
Class C	600
Printing and shareholder reports	176
Custody fees	55
Administration fees	205
Legal fees	61
Audit fees	18
Trustees fees	146
Registration fees	118
Other	31
Total expenses	15,953
Net Investment Income (Loss)	22,736
Net Realized and Unrealized Gain (Loss) on Investment in Affiliated Investment Companies:
Realized gain (loss) from investment in affiliated investment companies	23,883
Realized gain distributions from investment in affiliated investment companies	22,376
	46,259
Increase (decrease) in unrealized appreciation (depreciation) on investment in affiliated investment companies	93,731
Net Realized and Unrealized Gain (Loss) on Investment in Affiliated Investment Companies	139,990
Net Increase (Decrease) in Net Assets Resulting from Operations	$162,726

(b)  Class R was offered for investment on June 15, 2006.

(c)  Amount rounds to less than $1.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

6

TA IDEX Asset Allocation–Moderate Portfolio

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	October 31, 2006 (a)	October 31, 2005
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$22,736	$21,466
Net realized gain (loss) from investment in affiliated investment companies	46,259	28,426
Change in unrealized appreciation (depreciation) on investment in affiliated investment companies	93,731	37,659
	162,726	87,551
Distributions to Shareholders:
From net investment income:
Class A	(8,158)	(7,272)
Class B	(5,251)	(6,249)
Class C	(12,581)	(13,126)
	(25,990)	(26,647)
From net realized gains:
Class A	(7,262)	(1,417)
Class B	(6,368)	(1,533)
Class C	(14,834)	(3,103)
	(28,464)	(6,053)
Capital Share Transactions:
Proceeds from shares sold:
Class A	191,547	143,277
Class B	57,008	56,165
Class C	291,146	228,072
Class R	50 (c)	–
	539,751	427,514
Dividends and distributions reinvested:
Class A	13,604	7,496
Class B	9,722	6,500
Class C	19,404	11,211
	42,730	25,207
Cost of shares redeemed:
Class A	(92,905)	(67,750)
Class B	(47,850)	(41,772)
Class C	(140,834)	(106,871)
	(281,589)	(216,393)
Redemption fees:
Class A	4	1
Class B	1	– (b)
Class C	3	2
	8	3
Automatic conversions:
Class A	674	281
Class B	(674)	(281)
	–	–
	300,900	236,331
Net increase (decrease) in net assets	409,172	291,182
Net Assets:
Beginning of year	1,304,229	1,013,047
End of year	$1,713,401	$1,304,229
Undistributed (Accumulated) Net Investment Income (Loss)	$9,845	$13,099

	October 31, 2006 (a)	October 31, 2005
Share Activity:
Shares issued:
Class A	15,775	12,481
Class B	4,729	4,921
Class C	24,146	19,929
Class R	4 (c)	–
	44,654	37,331
Shares issued–reinvested from distributions:
Class A	1,169	658
Class B	837	571
Class C	1,671	986
	3,677	2,215
Shares redeemed:
Class A	(7,664)	(5,897)
Class B	(3,968)	(3,650)
Class C	(11,684)	(9,329)
	(23,316)	(18,876)
Automatic conversions:
Class A	55	25
Class B	(56)	(25)
	(1)	–
Net increase (decrease) in shares outstanding:
Class A	9,335	7,267
Class B	1,542	1,817
Class C	14,133	11,586
Class R	4	–
	25,014	20,670

(a)  Class R was offered for investment on June 15, 2006.

(b)  Rounds to less than $1.

(c)  Amount represents initial seeding of the class.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

7

TA IDEX Asset Allocation–Moderate Portfolio

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2006	$11.78	$0.24	$1.15	$1.39	$(0.28)	$(0.25)	$(0.53)	$12.64
	10/31/2005	11.23	0.27	0.67	0.94	(0.33)	(0.06)	(0.39)	11.78
	10/31/2004	10.42	0.12	0.84	0.96	(0.15)	–	(0.15)	11.23
	10/31/2003	8.76	0.12	1.62	1.74	(0.08)	–	(0.08)	10.42
	10/31/2002	10.00	0.04	(1.28)	(1.24)	–	–	–	8.76
Class B	10/31/2006	11.70	0.16	1.15	1.31	(0.21)	(0.25)	(0.46)	12.55
	10/31/2005	11.16	0.18	0.68	0.86	(0.26)	(0.06)	(0.32)	11.70
	10/31/2004	10.37	0.05	0.83	0.88	(0.09)	–	(0.09)	11.16
	10/31/2003	8.71	0.05	1.63	1.68	(0.02)	–	(0.02)	10.37
	10/31/2002	10.00	0.01	(1.30)	(1.29)	–	–	–	8.71
Class C	10/31/2006	11.70	0.16	1.14	1.30	(0.21)	(0.25)	(0.46)	12.54
	10/31/2005	11.17	0.19	0.67	0.86	(0.27)	(0.06)	(0.33)	11.70
	10/31/2004	10.37	0.05	0.84	0.89	(0.09)	–	(0.09)	11.17
	10/31/2003	8.71	0.05	1.63	1.68	(0.02)	–	(0.02)	10.37
Class R	10/31/2006	11.86	0.13	0.65	0.78	–	–	–	12.64

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)(i)				Net Investment Income (Loss) to Average		Portfolio Turnover
	Ended (g)	Return (c)	(000's)	Net (e)		Total (f)		Net Assets (a)(h)		Rate (b)
Class A	10/31/2006	12.22%	$471,902	0.58	% (j)	0.58	% (j)	1.98	% (k)	22%
	10/31/2005	8.54	329,797	0.26		0.26		2.31	(k)	19
	10/31/2004	9.32	232,748	0.28		0.28		1.13		1
	10/31/2003	19.98	116,102	0.37		0.37		1.22		18
	10/31/2002	(12.40)	17,517	0.45		0.78		0.83		12
Class B	10/31/2006	11.50	336,385	1.25	(j)	1.25	(j)	1.31	(k)	22
	10/31/2005	7.81	295,649	0.92		0.92		1.61	(k)	19
	10/31/2004	8.62	261,772	0.93		0.93		0.48		1
	10/31/2003	19.39	183,148	1.02		1.02		0.57		18
	10/31/2002	(12.90)	38,969	1.10		1.43		0.18		12
Class C	10/31/2006	11.46	905,061	1.22	(j)	1.22	(j)	1.35	(k)	22
	10/31/2005	7.85	678,783	0.89		0.89		1.67	(k)	19
	10/31/2004	8.67	518,527	0.89		0.89		0.50		1
	10/31/2003	19.39	201,774	1.02		1.02		0.57		18
Class R	10/31/2006	6.58	53	0.66	(j)	0.66	(j)	2.73		22

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

8

TA IDEX Asset Allocation–Moderate Portfolio

FINANCIAL HIGHLIGHTS (continued)
NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.

(d)  Per share information is calculated based on average number of shares outstanding.

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  TA IDEX Asset Allocation–Moderate Portfolio ("the Fund") commenced operations on March 1, 2002. The inception dates for the Fund's offering of share classes were as follows:

Class C was November 11, 2002.
Class R was June 15, 2006.

(h)  Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(i)  Does not include expenses of the investment companies in which the Fund invests.

(j)  On November 15, 2005, the Fund was authorized under the 12b-1 plan to pay fees on each class up to the following limits: Class A 0.35%, Class B 1.00%, Class C 1.00%, Class R 0.50%.

(k)  Ratios of Net Investment Income (Loss) to Average Net Assets are inclusive of Redemption Fees, if any. The impact of Redemption Fees is less than 0.01% for Class A, Class B and Class C, respectively.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

9

TA IDEX Asset Allocation–Moderate Portfolio

NOTES TO FINANCIAL STATEMENTS
At October 31, 2006
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

In the normal course of business, TA IDEX Asset Allocation–Moderate Portfolio (the "Fund") enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers four classes of shares, Class A, Class B, Class C and Class R, each with a public offering price that reflects different sales charges, if any, and expense levels. Class R commenced operations on June 15, 2006. Class B shares will convert to Class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Investment company securities are valued at the net asset value of the underlying portfolio.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2006 was paying an interest rate of 3.65%.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date. Dividends and net realized gain (loss) from investment securities for the Fund are from investments in shares of affiliated investment companies.

Redemption fees: A short-term trading redemption fee may be assessed on any fund shares in a fund account that are sold during the first five (5) New York Stock Exchange ("NYSE") trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2006, the Fund received $8 in redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

NOTE 2.  RELATED PARTY TRANSACTIONS

Transamerica Fund Advisors, Inc. ("TFAI") is the Fund's investment adviser. Transamerica Fund Services, Inc. ("TFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. TFAI, TFS, and AFSG are affiliates of AEGON NV, a Netherlands corporation.

Transamerica Investment Management, LLC ("TIM") is an affiliate of the Fund and a sub-adviser to other funds within Transamerica IDEX Mutual Funds. Prior to August 1, 2006, TFAI retained Great Companies L.L.C ("Great Companies") to serve as investment sub-adviser to certain funds within Transamerica IDEX Mutual Funds. Great Companies recently entered into a transaction that resulted in affiliates of TFAI and TIM acquiring all of the interests of Great Companies and the cessation of Great Companies' operation as a business.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

Investment advisory fees: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following rate:

0.10% of ANA

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

0.45% Expense Limit

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended October 31, 2006. There are no amounts available for recapture at October 31, 2006.

Transamerica IDEX Mutual Funds

Annual Report 2006

10

TA IDEX Asset Allocation–Moderate Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2006
(all amounts in thousands)

NOTE 2.–(continued)

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. Effective November 15, 2005, the Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%
Class B	1.00%
Class C	1.00%
Class R	0.50%

In the case the Fund or a class of shares of the Fund is closed to new investors or investments, the Fund is authorized to pay 12b-1 fees for past sales and distribution efforts and present and past investor services.

Underwriter commissions relate to front-end sales charges imposed for Class A shares and contingent deferred sales charges from Classes B, C, and certain A share redemptions. For the year ended October 31, 2006, the underwriter commissions were as follows:

Received by Underwriter	$5,777
Retained by Underwriter	947
Contingent Deferred Sales Charge	821

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. As of January 1, 2006, the Fund pays TFS an annual fee of 0.0125% of ANA. For the period November 1, 2005 through December 31, 2005, the Fund paid TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are fees paid to external legal counsel.

Transfer agent fees: The Fund pays TFS an annual per-account charge for each open and closed account. The Fund paid TFS $1,260 for the year ended October 31, 2006.

Deferred compensation plan: Each eligible independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan maintained by Transamerica IDEX Mutual Funds (the "Plan"). Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds, including the Fund. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of October 31, 2006, to $38.

Retirement plan: Under a retirement plan (the "Emeritus Plan") available to the Disinterested Trustees, each Disinterested Trustee is deemed to have elected to serve as Trustee Emeritus of Transamerica IDEX upon his or her termination of service, other than removal for cause, for a maximum period of five years determined by his or her years of service as a Trustee.

Such amounts shall be accrued by Transamerica IDEX on a pro rata basis allocable to each Transamerica IDEX fund based on the relative assets of the fund. If retainers increase in the future, past accruals (and credits) will be adjusted upward so that 50% of the Trustee's current retainer is accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred become payable to an Emeritus Trustee (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation will be paid on a quarterly basis during the time period that the Trustee Emeritus is allowed to serve as such.

Amounts deferred and accrued under the Deferred Compensation and Emeritus Plans are unfunded and unsecured claims against the general assets of Transamerica IDEX. For the period ended October 31, 2006, the amount related to the Emeritus Plan was $82. As of October 31, 2006, the Fund has not made any payments related to the Emeritus Plan.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2006 were as follows:

Purchases of securities:
Long-Term	$626,173
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	335,216
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

These differences are primarily due to differing treatment for items including, but not limited to, wash sales.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Shares of beneficial interest, unlimited shares authorized	$2
Undistributed (accumulated) net realized gain (loss) from investment in affiliated investment companies	(2)

Transamerica IDEX Mutual Funds

Annual Report 2006

11

TA IDEX Asset Allocation–Moderate Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2006
(all amounts in thousands)

NOTE 4.–(continued)

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2005 and 2006 was as follows:

2005 Distributions paid from:
Ordinary Income	$26,647
Long-term Capital Gain	6,053
2006 Distributions paid from:
Ordinary Income	25,990
Long-term Capital Gain	28,464

The tax basis components of distributable earnings as of October 31, 2006 are as follows:

Undistributed Ordinary Income	$11,057
Undistributed Long-term Capital Gain	$45,290
Capital Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$214,330

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

NOTE 6.  RECENTLY ISSUED ACCOUNTING
PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Manager is evaluating the application of FIN 48 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the financial statements.

In September 2006, FASB issued its new Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted. The Manager is evaluating the application of FAS 157 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, the Fund's financial statements.

Transamerica IDEX Mutual Funds

Annual Report 2006

12

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX Asset Allocation–Moderate Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX Asset Allocation–Moderate Portfolio (the "Fund") at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

Tampa, Florida
December 27, 2006

Transamerica IDEX Mutual Funds

Annual Report 2006

13

TA IDEX Asset Allocation–Moderate Portfolio

SUPPLEMENTAL INFORMATION (unaudited)
TAX INFORMATION

For dividends paid during the year ended October 31, 2006, the Fund designated $11,204 as qualified dividend income.

For corporate shareholders, 9% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deduction.

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $28,464 for the year ended October 31, 2006.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2006. Complete information will be computed and reported in conjunction with your 2006 Form 1099-DIV.

Transamerica IDEX Mutual Funds

Annual Report 2006

14

TA IDEX Clarion Global Real Estate Securities

MARKET ENVIRONMENT

Global real estate stocks have delivered strong performance over the past twelve months, with the S&P/Citigroup World Property Index ("WPI") returning 39.83% for the year ending October 31, 2006 and 30.10% on a year-to-date basis. Property stocks have performed well for several reasons, including: 1) improving real estate fundamentals as vacancies have generally decreased and rents have moved higher; 2) continued yield compression in most major markets; 3) positive funds flows as a global strategy is increasingly adopted by investors; 4) merger and acquisition activity ("M&A"); and 5) macro-economic trends which remain conducive for demand of commercial real estate. The increased adoption of Real Estate Investment Trust ("REIT") -like structures globally has also acted as a catalyst for new investment opportunities. REITs are expanding from the traditional major markets of the world–U.S., Australia, the Netherlands, Belgium, and Canada–into Japan and Singapore (since 2001), France (since 2003), Hong Kong (beginning 2005), the United Kingdom (beginning 2007), and prospectively Germany (also 2007).

PERFORMANCE

For the year ended October 31, 2006, TA IDEX Clarion Global Real Estate Securities, Class A returned 38.39%. By comparison its primary and former benchmarks, the WPI and Dow Jones Wilshire Real Estate Securities Index returned 39.83% and 39.00%, respectively.

STRATEGY REVIEW

In November 2005, the portfolio transitioned to a global mandate and was renamed from TA IDEX Clarion Real Estate Securities to TA IDEX Clarion Global Real Estate Securities.

TA IDEX Clarion Global Real Estate Securities offers a global strategy for real estate securities investors in the U.S. The portfolio generally owns between 70-100 real estate stocks with the goal of outperforming the WPI. The portfolio seeks to own attractively priced stocks that own property in markets with favorable underlying real estate fundamentals. The global universe of public real estate companies is more than twice the size of the U.S. public company universe, which offers additional choices and diversification opportunities to the manager.

This strategy has worked well as trends in the Asia-Pacific region reflected improving property fundamentals in a number of key markets, including Japan and Hong Kong. Additionally, in Europe, M&A news dominated continental Europe headlines in recent months which helped propel returns. North American M&A activity also dominated news among North American property companies, both in the U.S. and Canada, resulting in good relative performance against the index.

T. Ritson Ferguson, CFA
Joseph P. Smith, CFA
Steven D. Burton, CFA

Co-Fund Managers
ING Clarion Real Estate Securities, LP

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Annual Report 2006

1

TA IDEX Clarion Global Real Estate Securities

Comparison of change in value of $10,000 investment in Class A shares and its comparative indices.

Average Annual Total Return for Periods Ended 10/31/06

	1 Year	From Inception	Inception Date
Class A (NAV)	38.39%	30.48%	3/1/03
Class A (POP)	30.78%	28.48%	3/1/03
Citigroup World Property[1]	39.83%	33.84%	3/1/03
DJ Wilshire RES[1]	39.00%	32.81%	3/1/03
Class B (NAV)	38.20%	29.78%	3/1/03
Class B (POP)	33.20%	29.51%	3/1/03
Class C (NAV)	38.30%	29.65%	3/1/03
Class C (POP)	37.30%	29.65%	3/1/03
Class I (NAV)	–	41.43%	11/15/05

NOTES

1  The S&P/Citigroup World Property (Citigroup World Property) Index and the Dow Jones Wilshire Real Estate Securities (DJ Wilshire RES) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

The Fund is non-diversified. Investments in a "non-diversified" fund may be subject to specific risks such as susceptibility to single economic, political or regulatory events and may be subject to greater loss than investments in a diversified fund.

The risks of investing in REITs are similar to investing directly in real estate. Investing in real estate presents its own risks, including declining property values, overbuilding, low occupancy rates from commercial properties, rising operating expenses and interest rates, as well as taxes and other regulatory issues.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund.

Effective November 1, 2005, the portfolio changed its name from TA IDEX Clarion Real Estate Securities to TA IDEX Clarion Global Real Estate Securities. In conjunction with the name change, the portfolio's benchmark index changed to the S&P/Citigroup World Property Index.

Investments in global securities involve risks relating to political, social and economic developments abroad, foreign currency contracts for hedging, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject.

This Fund is closed to new investments.

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Annual Report 2006

2

TA IDEX Clarion Global Real Estate Securities

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2006 and held for the entire period until October 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$1,152.30	1.23%	$6.67
Hypothetical (b)	1,000.00	1,019.00	1.23	6.26
Class B
Actual	1,000.00	1,152.90	1.22	6.62
Hypothetical (b)	1,000.00	1,019.06	1.22	6.21
Class C
Actual	1,000.00	1,152.90	1.10	5.97
Hypothetical (b)	1,000.00	1,019.66	1.10	5.60
Class I
Actual	1,000.00	1,154.90	0.90	4.89
Hypothetical (b)	1,000.00	1,020.67	0.90	4.58

(a)  Expenses are calculated using the Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Real Estate Property Breakdown
At October 31, 2006

This chart shows the percentage breakdown by real estate property breakdown of the Fund's total investment securities.

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3

TA IDEX Clarion Global Real Estate Securities

SCHEDULE OF INVESTMENTS
At October 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (98.4%)
Australia (10.4%)
Centro Properties Group	426,678	$2,546
DB RREEF Trust	1,061,254	1,355
GPT Group (a)	1,595,784	5,829
Investa Property Group	1,857,200	3,449
Macquarie CountryWide Trust (a)	1,103,170	1,686
Macquarie Goodman Group	974,084	4,990
Mirvac Group	362,264	1,374
Stockland	417,000	2,446
Westfield Group (a)	874,904	12,613
Austria (0.6%)
Conwert Immobilien Invest AG ‡	91,300	1,913
Bermuda (2.2%)
Hongkong Land Holdings, Ltd.	1,353,000	5,087
Kerry Properties, Ltd.	743,000	2,741
Canada (2.4%)
Calloway Real Estate Investment Trust	8,700	222
Calloway Real Estate Investment Trust–144A	54,700	1,392
Dundee Real Estate Investment Trust	53,000	1,655
RioCan Real Estate Investment Trust	155,900	3,412
Sunrise Senior Living, Inc.	180,100	1,744
Cayman Islands (0.5%)
Shui On Land, Ltd. ‡	2,405,300	1,855
China (0.3%)
Guangzhou R&F Properties Co., Ltd.–Class H	707,700	1,155
Finland (0.5%)
Sponda Oyj (a)	130,700	1,630
France (3.6%)
Klepierre	31,680	4,779
Societe de la Tour Eiffel (a)	18,300	2,826
Unibail (a)	23,120	5,034
Germany (1.3%)
Deutsche Wohnen AG	25,280	1,629
Develica Deutschland, Ltd. ‡	1,134,400	1,419
IVG Immobilien AG	16,412	591
Patrizia Immobilien AG ‡	33,400	852
Hong Kong (5.1%)
Champion ‡	3,068,049	1,522
Cheung Kong Holdings, Ltd. (a)	376,600	4,095
Hang Lung Development Co.	361,448	923
Link (The) (a)	894,200	1,839
Sun Hung Kai Properties, Ltd.	843,645	9,222
Italy (0.2%)
Beni Stabili SpA (a)	627,660	710

	Shares	Value
Japan (13.1%)
Japan Logistics Fund, Inc. (a)	198	$1,470
Japan Retail Fund Investment (a)	248	1,916
Kenedix Realty Investment Corp. (a)	165	885
Leopalace21 Corp.	41,800	1,570
Mitsubishi Estate Co., Ltd.	631,800	15,100
Mitsui Fudosan Co., Ltd.	557,300	13,700
Nippon Building Fund, Inc. (a)	258	2,775
Sumitomo Realty & Development Co., Ltd.	247,500	8,197
Luxembourg (0.5%)
ProLogis European Properties ‡	93,800	1,772
Netherlands (1.9%)
Rodamco Europe NV (a)	44,040	5,096
Vastned Retail NV (a)	17,300	1,509
Singapore (2.1%)
Capitaland, Ltd.	1,092,100	3,822
CapitaMall Trust (a)	1,035,500	1,722
City Developments, Ltd.	232,200	1,640
Sweden (0.9%)
Castellum AB	253,400	3,035
United Kingdom (10.8%)
Atlas Estates, Ltd.	119,300	692
British Land Co. PLC	336,500	9,595
Capital & Regional PLC	86,812	2,128
Derwent Valley Holdings PLC (a)	85,729	3,244
Great Portland Estates PLC	322,700	3,699
Hammerson PLC	190,000	4,881
Land Securities Group PLC	255,460	10,212
Mapeley, Ltd.	13,355	892
Slough Estates PLC	171,180	2,241
United States (42.0%)
AMB Property Corp.	58,200	3,400
Archstone-Smith Trust	121,100	7,291
AvalonBay Communities, Inc. †	48,800	6,396
BioMed Realty Trust, Inc.	53,700	1,731
Boston Properties, Inc.	66,300	7,083
BRE Properties–Class A	58,200	3,859
Camden Property Trust	37,860	3,056
Corporate Office Properties Trust †	57,300	2,738
Developers Diversified Realty Corp. †	57,700	3,514
Douglas Emmett, Inc. ‡†	87,100	2,077
Equity Office Properties Trust †	164,200	6,979
Equity Residential	144,100	7,869
Extra Space Storage, Inc.	67,100	1,237
Federal Realty Investment Trust	54,800	4,392
FelCor Lodging Trust, Inc.	47,100	978

The notes to the financial statements are an integral part of this report.

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Annual Report 2006

4

TA IDEX Clarion Global Real Estate Securities

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
United States (continued)
General Growth Properties, Inc.	57,960	$3,008
Highwood Properties, Inc.	66,300	2,533
Host Hotels & Resorts, Inc.	268,243	6,186
Kilroy Realty Corp.	35,600	2,682
Kimco Realty Corp.	32,486	1,443
Liberty Property Trust †	51,149	2,465
Macerich Co. (The)	60,400	4,853
Maguire Properties, Inc. †	73,200	3,130
Nationwide Health Properties, Inc. †	49,600	1,426
Omega Healthcare Investors, Inc.	127,100	2,145
Post Properties, Inc.	58,000	2,841
Prologis	115,000	7,276
Public Storage, Inc.	59,100	5,302
Regency Centers Corp.	48,000	3,464
Simon Property Group, Inc. †	104,500	10,147
SL Green Realty Corp. †	41,900	5,072
Strategic Hotel Capital, Inc.	102,700	2,184
Sunstone Hotel Investors, Inc.	55,800	1,644
Taubman Centers, Inc.	38,100	1,787
United Dominion Realty Trust, Inc.	87,600	2,836
Ventas, Inc.	71,600	2,791
Vornado Realty Trust	52,400	6,249
Washington Real Estate Investment Trust †	46,700	1,968
Total Common Stocks (cost: $271,015)		342,360
	Contracts !	Value
PURCHASED OPTIONS ( 0.7%)
Put Options (0.7%)
Brascan Residental Properties ; Put Strike $.00 Expires 10/22/2007	306,100	$2,456
Total Purchased Options (cost: $2,297)		2,456
	Principal	Value
SECURITY LENDING COLLATERAL ( 7.7%)
Debt (7.4%)
Bank Notes (0.2%)
Bank of America 5.30%, due 11/20/2006 *	$842	$842
Commercial Paper (2.2%)
Barton Capital LLC–144A 5.27%, due 11/02/2006	337	337
CAFCO Funding LLC–144A 5.29%, due 11/17/2006	493	493
CIESCO LLC–144A 5.29%, due 11/16/2006	337	337
Clipper Receivables Corp. 5.28%, due 11/15/2006	169	169

	Principal	Value
Commercial Paper (continued)
Commonwealth Bank of Australia 5.29%, due 11/30/2006	$337	$337
Compass Securitization–144A 5.31%, due 12/15/2006	337	337
CRC Funding LLC–144A 5.31%, due 12/19/2006	323	323
Fairway Finance Corp.–144A 5.28%, due 11/17/2006 5.29%, due 11/22/2006	505 328	505 328
Falcon Asset Securitization Corp.–144A 5.29%, due 11/14/2006	169	169
General Electric Capital Corp. 5.29%, due 11/03/2006	674	674
Govco, Inc.–144A 5.28%, due 11/10/2006	169	169
Greyhawk Funding–144A 5.30%, due 11/27/2006	337	337
Jupiter Securitization Corp.–144A 5.28%, due 11/06/2006	337	337
Lexington Parker Capital Corp.–144A 5.29%, due 11/09/2006	337	337
Old Line Funding LLC–144A 5.28%, due 11/15/2006	337	337
Ranger Funding Co. LLC–144A 5.29%, due 11/16/2006	168	168
Sheffield Receivables Corp.–144A 5.28%, due 11/08/2006 5.30%, due 11/28/2006	168 337	168 337
Three Pillars Funding LLC–144A 5.29%, due 11/20/2006	337	337
Variable Funding Capital Co. LLC–144A 5.27%, due 11/08/2006 5.29%, due 11/28/2006	674 160	674 160
Yorktown Capital LLC 5.30%, due 12/14/2006	337	337
Euro Dollar Overnight (0.3%)
Fortis Bank 5.26%, due 11/07/2006	674	674
Societe Generale 5.28%, due 11/01/2006	337	337
Svenska Handlesbanken 5.30%, due 11/01/2006	176	176
Euro Dollar Terms (2.5%)
Abbey National PLC 5.28%, due 12/01/2006	674	674
BancoBilbao Vizcaya Argentaria SA 5.31%, due 01/03/2007	337	337

The notes to the financial statements are an integral part of this report.

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Annual Report 2006

5

TA IDEX Clarion Global Real Estate Securities

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
Euro Dollar Terms (continued)
Bank of Montreal 5.28%, due 12/04/2006	$337	$337
Bank of Nova Scotia 5.27%, due 11/13/2006	674	674
Barclays 5.31%, due 11/21/2006 842 842 5.30%, due 01/03/2007	674	674
BNP Paribas 5.28%, due 12/12/2006 505 505 5.28%, due 12/15/2006	674	674
Canadian Imperial Bank of Commerce 5.28%, due 11/29/2006	842	842
Credit Suisse First Boston Corp. 5.29%, due 12/22/2006	1,011	1,011
Fortis Bank 5.26%, due 11/09/2006 337 337 5.30%, due 11/20/2006	337	337
HBOS Halifax Bank of Scotland 5.30%, due 01/08/2007	337	337
Royal Bank of Canada 5.30%, due 11/17/2006	337	337
Toronto Dominion Bank 5.30%, due 12/11/2006	337	337
UBS AG 5.30%, due 01/04/2007	337	337

	Principal	Value
Repurchase Agreements (2.2%) ††
Credit Suisse First Boston Corp. 5.35%, dated 10/31/2006 to be repurchased at $997 on 11/01/2006	$996	$996
Goldman Sachs Group, Inc. (The) 5.35%, dated 10/31/2006 to be repurchased at $1,685 on 11/01/2006	1,685	1,685
Merrill Lynch & Co. 5.30%, dated 10/31/2006 to be repurchased at $3,707 on 11/01/2006	3,706	3,706
Morgan Stanley Dean Witter & Co. 5.30%, dated 10/31/2006 to be repurchased at $1,178 on 11/01/2006	1,178	1,178
	Shares	Value
Investment Companies (0.3%)
Barclays Global Investor Institutional Money Market Fund 1-day yield of 5.24%	673,903	$674
Merrimac Cash Fund, Premium Class 1-day yield of 5.09% @	248,834	249
Total Security Lending Collateral (cost: $26,816)		26,816
Total Investment Securities (cost: $300,128) #		$371,632

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  Passive Foreign Investment Company.

‡  Non-income producing.

†  At October 31, 2006, all or a portion of this security is on loan (see Note 1). The value at October 31, 2006, of all securities on loan is $26,026.

*  Floating or variable rate note. Rate is listed as of October 31, 2006.

††  Cash collateral for the Repurchase Agreements, valued at $7,830, that serve as collateral for securities lending, are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.25% and 11/06/2006–3/15/2046, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

;  Securities valued as determined in good faith in accordance with procedures established by the Fund's Board of Trustees.

!  Contract amounts are not in thousands.

#  Aggregate cost for federal income tax purposes is $309,402. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $62,349 and $119, respectively. Net unrealized appreciation for tax purposes is $62,230.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2006, these securities aggregated $7,582 or 2.2% of the net assets of the Fund.

The notes to the financial statements are an integral part of this report.

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Annual Report 2006

6

TA IDEX Clarion Global Real Estate Securities

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2006
(all amounts except share amounts in thousands)
Unaudited

	Percentage of Net Assets	Value
INVESTMENTS BY INDUSTRY:
Diversified	17.4%	$60,506
Office Property	15.5%	53,875
Shopping Center	12.6%	43,798
Apartments	9.8%	34,148
Regional Mall	9.6%	33,251
Engineering & Management Services	8.7%	30,275
Residential Building Construction	7.4%	25,892
Hotels	4.8%	16,821
Operating/ Development	4.2%	14,538
Industrial Property	3.8%	13,141
Health Care	2.3%	8,106
Storage	1.9%	6,539
Put Options	0.7%	2,456
Warehouse	0.4%	1,470
Investment securities, at value	99.1%	344,816
Short-term investments	7.7%	26,816
Total investment securities	106.8%	$371,632

The notes to the financial statements are an integral part of this report.

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Annual Report 2006

7

TA IDEX Clarion Global Real Estate Securities

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2006
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $300,128) (including securities loaned of $26,026)	$371,632
Cash	2,186
Receivables:
Investment securities sold	601
Shares of beneficial interest sold	100
Interest	20
Dividends	703
Dividend reclaims receivable	3
Other	6
375,251
Liabilities:
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	30
Management and advisory fees	235
Transfer agent fees	4
Administration fees	6
Payable for collateral for securities on loan	26,816
Other	55
27,146
Net Assets	$348,105
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$244,578
Undistributed (accumulated) net investment income (loss)	1,448
Undistributed (accumulated) net realized gain (loss) from investment securities and foreign currency transactions	30,561
Net unrealized appreciation (depreciation) on:
Investment securities	71,504
Translation of assets and liabilities denominated in foreign currencies	14
Net Assets	$348,105
Net Assets by Class:
Class A	$7,199
Class B	6,323
Class C	2,963
Class I	331,620
Shares Outstanding:
Class A	355
Class B	312
Class C	147
Class I	16,379
Net Asset Value Per Share:
Class A	$20.30
Class B	20.25
Class C	20.09
Class I	20.25
Maximum Offering Price Per Share (a):
Class A	$21.48

(a)  Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B, C and I shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 2006 (b)
(all amounts in thousands)

Investment Income:
Dividends (net of withholding taxes on foreign dividends of $433)	$5,241
Interest	189
Income from loaned securities–net	17
	5,447
Expenses:
Management and advisory fees	2,003
Distribution and service fees:
Class A	27
Class B	21
Class C	14
Transfer agent fees:
Class A	23
Class B	19
Class C	7
Class I	–	(c)
Printing and shareholder reports	12
Custody fees	143
Administration fees	50
Legal fees	9
Audit fees	19
Trustees fees	24
Registration fees	13
Other	5
Total expenses	2,389
Net Investment Income (Loss)	3,058
Net Realized Gain (Loss) from:
Investment securities	33,464
Foreign currency transactions	(525)
	32,939
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	49,116
Translation of assets and liabilities denominated in foreign currencies	14
	49,130
Net Realized and Unrealized Gain (Loss) on Investment Securities and Foreign Currency Transactions	82,069
Net Increase (Decrease) in Net Assets Resulting from Operations	$85,127

(b)  Class I was offered for investment on November 15, 2005.

(c)  Rounds to less than $1.

The notes to the financial statements are an integral part of this report.

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Annual Report 2006

8

TA IDEX Clarion Global Real Estate Securities

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	October 31, 2006 (a)	October 31, 2005
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$3,058	$2,249
Net realized gain (loss) from investment securities and foreign currency transactions	32,939	17,287
Change in unrealized appreciation (depreciation) on investment securities and foreign currency translation	49,130	3,612
	85,127	23,148
Distributions to Shareholders:
From net investment income:
Class A	(67)	(3,317)
Class B	(67)	(82)
Class C	(38)	(107)
Class I	(3,664)	–
	(3,836)	(3,506)
From net realized gains:
Class A	(603)	(1,619)
Class B	(537)	(57)
Class C	(345)	(76)
Class I	(14,489)	–
	(15,974)	(1,752)
Capital Share Transactions:
Proceeds from shares sold:
Class A	2,118	19,659
Class B	111	3,365
Class C	61	2,151
Class I	309,146	–
	311,436	25,175
Dividends and distributions reinvested:
Class A	649	4,922
Class B	541	121
Class C	339	145
Class I	18,153	–
	19,682	5,188
Cost of shares redeemed:
Class A	(134,314)	(27,189)
Class B	(2,362)	(1,527)
Class C	(3,767)	(2,761)
Class I	(59,453)	–
	(199,896)	(31,477)
Redemption fees:
Class A	– (b)	– (b)
Class B	–	– (b)
Class C	– (b)	–
	– (b)	– (b)
Automatic conversions:
Class A	18	90
Class B	(18)	(90)
	–	–
	131,222	(1,114)
Net increase (decrease) in net assets	196,539	16,776

	October 31, 2006 (a)	October 31, 2005
Net Assets:
Beginning of year	$151,566	$134,790
End of year	$348,105	$151,566
Undistributed (Accumulated) Net Investment Income (Loss)	$1,448	$–
Share Activity:
Shares issued:
Class A	134	1,233
Class B	7	221
Class C	4	141
Class I	19,087	–
	19,232	1,595
Shares issued–reinvested from distributions:
Class A	42	321
Class B	35	8
Class C	22	9
Class I	1,159	–
	1,258	338
Shares redeemed:
Class A	(8,460)	(1,888)
Class B	(141)	(100)
Class C	(230)	(182)
Class I	(3,867)	–
	(12,698)	(2,170)
Automatic conversions:
Class A	1	6
Class B	(1)	(6)
	–	–
Net increase (decrease) in shares outstanding:
Class A	(8,283)	(328)
Class B	(100)	123
Class C	(204)	(32)
Class I	16,379	–
	7,792	(237)

(a)  Class I was offered for investment on November 15, 2005.

(b)  Rounds to less than $1.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

9

TA IDEX Clarion Global Real Estate Securities

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations					Distributions			Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)		Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2006	$16.13	$0.13	(i)	$5.59	(i)	$5.72	$(0.17)	$(1.38)	$(1.55)	$20.30
	10/31/2005	13.99	0.27		2.46		2.73	(0.41)	(0.18)	(0.59)	16.13
	10/31/2004	12.25	0.28		3.05		3.33	(0.53)	(1.06)	(1.59)	13.99
	10/31/2003	10.00	0.43		1.95		2.38	(0.13)	–	(0.13)	12.25
Class B	10/31/2006	16.14	0.11	(i)	5.57	(i)	5.68	(0.19)	(1.38)	(1.57)	20.25
	10/31/2005	13.99	0.06		2.49		2.55	(0.22)	(0.18)	(0.40)	16.14
	10/31/2004	12.22	0.25		3.03		3.28	(0.45)	(1.06)	(1.51)	13.99
	10/31/2003	10.00	0.38		1.95		2.33	(0.11)	–	(0.11)	12.22
Class C	10/31/2006	16.02	0.11	(i)	5.54	(i)	5.65	(0.20)	(1.38)	(1.58)	20.09
	10/31/2005	13.92	0.11		2.44		2.55	(0.27)	(0.18)	(0.45)	16.02
	10/31/2004	12.22	0.17		3.04		3.21	(0.45)	(1.06)	(1.51)	13.92
	10/31/2003	10.00	0.38		1.95		2.33	(0.11)	–	(0.11)	12.22
Class I	10/31/2006	15.85	0.21	(i)	5.85	(i)	6.06	(0.28)	(1.38)	(1.66)	20.25

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)		Net Investment Income (Loss) to Average		Portfolio Turnover
	Ended (g)	Return (c)	(000's)	Net (e)	Total (f)	Net Assets (a)		Rate (b)
Class A	10/31/2006	38.39%	$7,199	1.30%	1.30%	0.77	%(h)(i)	76%
	10/31/2005	19.87	139,290	1.25	1.25	1.77	(h)	66
	10/31/2004	29.30	125,423	1.30	1.30	2.16		73
	10/31/2003	23.80	64,090	1.75	1.76	5.55		95
Class B	10/31/2006	38.20	6,323	1.55	1.55	0.64	(i)	76
	10/31/2005	18.45	6,644	2.38	2.38	0.42	(h)	66
	10/31/2004	28.96	4,042	1.51	1.51	1.97		73
	10/31/2003	23.33	1,804	2.40	2.41	4.91		95
Class C	10/31/2006	38.30	2,963	1.52	1.52	0.64	(h)(i)	76
	10/31/2005	18.53	5,632	2.27	2.27	0.76		66
	10/31/2004	28.32	5,325	2.22	2.22	1.32		73
	10/31/2003	23.33	1,913	2.40	2.41	4.91		95
Class I	10/31/2006	41.43	331,620	0.91	0.91	1.27	(i)	76

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.

(d)  Per share information is calculated based on average number of shares outstanding.

(e)  Ratio of Net Expenses to Average Net Assets shows the net expense ratio, which is total expenses less reimbursement by the investment adviser, if any (see note 2).

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  TA IDEX Clarion Global Real Estate Securities (the "Fund") commenced operations on March 1, 2003. The inception date for the Fund's offering of share Class I was November 15, 2005.

(h)  Ratio of Net Investment Income (Loss) to Average Net Assets are inclusive of Redemption Fees, if any. The impact of Redemption Fees is less than 0.01% for Class A, Class B, and Class C, respectively.

(i)  For the year ended October 31, 2006, Net Investment Income (Loss), Net Realized and Unrealized Gains (Loss), and Net Investment Income (Loss) to Average Net Assets are inclusive of adjustments to dividend income resulting from differences between estimated and actual amounts for REIT investments. The adjustments for all classes include a decrease of $.06, and an increase of $.06 to Net Investment Income (Loss) and Net Realized and Unrealized Gains (Loss), respectively. The ratio of Net Investment Income (Loss) to Average Net Assets was decreased by .37%.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

10

TA IDEX Clarion Global Real Estate Securities

NOTES TO FINANCIAL STATEMENTS
At October 31, 2006
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

Effective November 1, 2005, TA IDEX Clarion Real Estate Securities changed its name to TA IDEX Clarion Global Real Estate Securities (the "Fund").

The Fund is "non-diversified" under the 1940 Act.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently has four classes of shares, Class A, Class B, Class C and Class I, each with different expense levels. Classes A, B, and C are closed to new investors. Class I commenced operations on November 15, 2005. Class I is only available for investment to certain affiliated asset allocation funds. Prior to 11/15, certain affiliated asset allocation funds invested in Class A. Class B shares will convert to Class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Foreign securities generally are valued based on quotations from the primary market in which they are traded. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund's net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not "readily available." As a result, foreign equity securities held by the Fund may be valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Other securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2006 was paying an interest rate of 3.65%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which Transamerica IDEX Mutual Funds has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within Transamerica IDEX Mutual Funds, or by any other party.

Transamerica IDEX Mutual Funds

Annual Report 2006

11

TA IDEX Clarion Global Real Estate Securities

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2006
(all amounts in thousands)

NOTE 1.–(continued)

Recaptured commissions during the year ended October 31, 2006 of $39 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $7, earned by IBT for its services.

Real Estate Investment Trusts ("REITs"): There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates. Since the Fund invests primarily in real estate securities, the net asset value per share may fluctuate more widely than the net asset value of shares of a fund that invests in a broad range of industries.

Dividend income is recorded at management's estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Redemption fees: A short-term trading redemption fee may be assessed on any Fund shares in a fund account that are sold during the first five (5) NYSE trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2006, the Fund received less than $1 in redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

NOTE 2.  RELATED PARTY TRANSACTIONS

Transamerica Fund Advisors, Inc. ("TFAI") is the Fund's investment adviser. Transamerica Fund Services, Inc. ("TFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. TFAI, TFS, and AFSG are affiliates of AEGON NV, a Netherlands corporation.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at October 31, 2006:

	Net Assets	% of Net Assets
TA IDEX Asset Allocation– Conservative Portfolio	$16,425	4.72%
TA IDEX Asset Allocation– Growth Portfolio	84,288	24.21%
TA IDEX Asset Allocation– Moderate Portfolio	70,808	20.34%
TA IDEX Asset Allocation– Moderate Growth Portfolio	148,961	42.79%
TA IDEX Multi-Manager International Fund	11,138	3.20%
Total	$331,620	95.26%

Transamerica IDEX Mutual Funds

Annual Report 2006

12

TA IDEX Clarion Global Real Estate Securities

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2006
(all amounts in thousands)

NOTE 2.–(continued)

Investment advisory fees: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.80% of the first $250 million of ANA
0.775% of the next $250 million of ANA
0.70% of the next $500 million of ANA
0.65% of ANA over $1 billion

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.40% Expense Limit

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended October 31, 2006. There are no amounts available for recapture at October 31, 2006.

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%
Class B	1.00%
Class C	1.00%
Class I	N/A

From February 28, 2006 through March 1, 2007, the Fund will not pay 12b-1 fees under these plans.

Underwriter commissions relate to front-end sales charges imposed for Class A shares and contingent deferred sales charges from Classes B, C, and certain A share redemptions. For the year ended October 31, 2006, the underwriter commissions were as follows:

Received by Underwriter	$6
Retained by Underwriter	1
Contingent Deferred Sales Charge	1

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are fees paid to external legal counsel.

Transfer agent fees: The Fund pays TFS an annual per-account charge for each open and closed account. The Fund paid TFS $44 for the year ended October 31, 2006.

Deferred compensation plan: Each eligible independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan maintained by Transamerica IDEX Mutual Funds (the "Plan"). Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds, including the Fund. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of October 31, 2006, to $5.

Retirement plan: Under a retirement plan (the "Emeritus Plan") available to the Disinterested Trustees, each Disinterested Trustee is deemed to have elected to serve as Trustee Emeritus of Transamerica IDEX upon his or her termination of service, other than removal for cause, for a maximum period of five years determined by his or her years of service as a Trustee.

Such amounts shall be accrued by Transamerica IDEX on a pro rata basis allocable to each Transamerica IDEX fund based on the relative assets of the fund. If retainers increase in the future, past accruals (and credits) will be adjusted upward so that 50% of the Trustee's current retainer is accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred become payable to an Emeritus Trustee (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation will be paid on a quarterly basis during the time period that the Trustee Emeritus is allowed to serve as such.

Amounts deferred and accrued under the Deferred Compensation and Emeritus Plans are unfunded and unsecured claims against the general assets of Transamerica IDEX. For the period ended October 31, 2006, the amount related to the Emeritus Plan was $13. As of October 31, 2006, the Fund has not made any payments related to the Emeritus Plan.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2006 were as follows:

Purchases of securities:
Long-Term	$305,024
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	188,692
U.S. Government	–

Transamerica IDEX Mutual Funds

Annual Report 2006

13

TA IDEX Clarion Global Real Estate Securities

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2006
(all amounts in thousands)

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales and distribution reclasses.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Undistributed (accumulated) net investment income (loss)	$2,226
Undistributed (accumulated) net realized gain (loss) from investment securities	(2,226)

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2005 and 2006 was as follows:

2005 Distributions paid from:
Ordinary Income	$3,506
Long-term Capital Gain	1,752
2006 Distributions paid from:
Ordinary Income	5,900
Long-term Capital Gain	13,910

The tax basis components of distributable earnings as of October 31, 2006 are as follows:

Undistributed Ordinary Income	$22,703
Undistributed Long-term Capital Gain	$18,580
Capital Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$62,244	*

*  Amount includes unrealized appreciation (depreciation) from foreign currency transactions.

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

NOTE 6.  RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Manager is evaluating the application of FIN 48 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, the Fund's financial statements.

In September 2006, FASB issued its new Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted. The Manager is evaluating the application of FAS 157 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, the Fund's financial statements.

Transamerica IDEX Mutual Funds

Annual Report 2006

14

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX Clarion Global Real Estate Securities:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX Clarion Global Real Estate Securities (the "Fund") at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

Tampa, Florida
December 27, 2006

Transamerica IDEX Mutual Funds

Annual Report 2006

15

TA IDEX Clarion Global Real Estate Securities

SUPPLEMENTAL INFORMATION (unaudited)
TAX INFORMATION

For dividends paid during the year ended October 31, 2006, the Fund designated $1,798 as qualified dividend income.

For corporate shareholders, 10% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deduction.

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $13,910 for the year ended October 31, 2006.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2006. Complete information will be computed and reported in conjunction with your 2006 Form 1099-DIV.

Transamerica IDEX Mutual Funds

Annual Report 2006

16

TA IDEX Evergreen Health Care

MARKET ENVIRONMENT

TA IDEX Evergreen Health Care had been renamed from T. Rowe Price Health Sciences on March 1, 2006. During the March through October time frame, the overall market proved resilient to rising interest rates as well as to an impending global economic slowdown. The health care sector was a laggard, under performing the general market as growth remained out of favor with investors and many large cap, prominent U.S. stocks stalled due to the competitive environment. The portfolio outperformed its Standard and Poor's 1500 Super Composite Health Care Index ("S&P 1500") benchmark due to diversification across market caps, geographies and industry groups as well as our continued focus on intensive bottom-up research and quantitative screening to identify winners.

PERFORMANCE

For the year ended October 31, 2006, TA IDEX Evergreen Health Care, Class A returned 19.48%. By comparison its primary and former benchmarks, the S&P 1500 Super Composite Health Care and the Standard and Poor's 500 Composite Stock Index, which returned 9.12% and 16.33%, respectively.

STRATEGY REVIEW

Our investment process is disciplined in that we invest in growth opportunities trading at significant discounts to intrinsic worth. We emphasize positive business momentum in the medium and long terms as well as the overall financial strength of the company. Purchase examples for the period included generic medicine manufacturers Watson Pharmaceuticals, Inc., Taro Pharmaceutical Industries Ltd. and Alpharma Inc., all of which were at attractive valuation levels and should benefit from numerous treatment patents expiring soon. Our sell discipline revolves around our examination of changes in industry fundamentals, stocks attaining absolute or relative value extremes, and deteriorating company fundamentals, all of which could trigger a review. During the period, we sold biotech companies DOV Pharmaceutical, Inc. ("DOV") on deteriorating fundamentals; and Myogen, Inc., engaged in the discovery and development of small molecule therapeutics for the treatment of cardiovascular disorders, on its attaining an extreme valuation level in early October after a purchase offer by Gilead Sciences, Inc.

The largest contributor to performance in the period was superior stock selection in the blue chip medical products area as well as in healthcare services. Our top performer for the portfolio by total return was German pharmaceutical company Schering AG ("Schering"), which was the target of a buy-out offer by competitor Merck KGaA ("Merck"). Schering rebuffed Merck's offer and subsequently Bayer AG stepped in to seal the deal driving Schering's shares up over 40% during the period.

The largest detractor on a sector basis was biotechnology, where both our relative overweight (relative to the S&P 1500) and specific stock selection proved tough to overcome in a volatile and risk-adverse market environment. Biotechnology holdings DOV, Martek Biosciences Corporation ("Martek"), BioCryst Pharmaceuticals, Inc., Tanox, Inc, CV Therapeutics, Inc., Trimeris, Inc. and Nektar Therapeutics were the main detractors. DOV's price dropped precipitously after the company stated a promising remedy for back pain did not meet a critical clinical trial endpoint. There was also a regulatory delay in another key medicine, Indiplon. Martek reported an in-line third quarter in September, but offered disappointing guidance and the stock dropped 25%. Our underweight-benchmark positions in large caps Johnson & Johnson and Merck proved to be a detractor to relative performance, as these stocks rallied significantly.

Investment Team
Evergreen Investment Management Company, LLC

Transamerica IDEX Mutual Funds

Annual Report 2006

1

TA IDEX Evergreen Health Care

Comparison of change in value of $10,000 investment in Class A shares and its comparative indices

Average Annual Total Return for Periods Ended 10/31/06

	1 year	From Inception	Inception Date
Class A (NAV)	19.48%	9.75%	3/1/02
Class A (POP)	12.91%	8.43%	3/1/02
S&P 1500 Super Composite Health Care[1]	9.12%	1.36%	3/1/02
S&P 500 Composite Stock[1]	16.33%	6.67%	3/1/02
Class B (NAV)	19.11%	9.04%	3/1/02
Class B (POP)	14.11%	8.89%	3/1/02
Class C (NAV)	18.90%	16.62%	11/11/02
Class C (POP)	17.90%	16.62%	11/11/02
Class I (NAV)	20.02%	16.16%	11/8/04

NOTES

1  The S&P 1500 Super Composite Health Care (S&P Super Composite Health Care) Index and the Standard and Poor's 500 Composite Stock (S&P 500) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2006 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

The Fund is non-diversified. Investments in a "non-diversified" fund and sector funds may be subject to specific risks such as susceptibility to single economic, political, or regulatory events, and may be subject to greater loss than investments in a diversified fund.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund.

Effective March 1, 2006, the portfolio changed its name from TA IDEX T. Rowe Price Health Sciences to TA IDEX Evergreen Health Care. In conjunction with the name change, the portfolio's benchmark index changed to the S&P 1500 Super Composite Health Care Index.

This Fund is closed to new investments.

Transamerica IDEX Mutual Funds

Annual Report 2006

2

TA IDEX Evergreen Health Care

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2006 and held for the entire period until October 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$1,065.20	1.35%	$7.03
Hypothetical (b)	1,000.00	1,018.40	1.35	6.87
Class B
Actual	1,000.00	1,059.10	1.21	6.28
Hypothetical (b)	1,000.00	1,019.11	1.21	6.16
Class C
Actual	1,000.00	1,056.90	1.47	7.62
Hypothetical (b)	1,000.00	1,017.80	1.47	7.48
Class I
Actual	1,000.00	1,060.40	0.90	4.67
Hypothetical (b)	1,000.00	1,020.67	0.90	4.58

(a)  Expenses are calculated using the Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Industry
At October 31, 2006

This chart shows the percentage breakdown by industry of the Fund's total investment securities.

Transamerica IDEX Mutual Funds

Annual Report 2006

3

TA IDEX Evergreen Health Care

SCHEDULE OF INVESTMENTS
At October 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
PREFERRED STOCKS (1.5%)
Pharmaceuticals (1.5%)
Fresenius AG	41,500	$7,786
Total Preferred Stocks (cost: $6,801)		7,786
COMMON STOCKS (97.5%)
Chemicals & Allied Products (2.5%)
Bayer AG	110,810	5,579
Syngenta AG ‡	48,100	7,769
Drug Stores & Proprietary Stores (1.4%)
CVS Corp.	238,100	7,472
Electronic Components & Accessories (1.3%)
Tyco International, Ltd.	230,398	6,781
Furniture & Fixtures (0.2%)
Kinetic Concepts, Inc. ‡	34,285	1,192
Health Services (5.3%)
Caremark Rx, Inc.	69,948	3,444
HCA, Inc.	117,300	5,926
Human Genome Sciences, Inc. ‡†	276,962	3,697
Manor Care, Inc.	40,147	1,927
Nektar Therapeutics ‡†	152,629	2,202
Quest Diagnostics, Inc.	216,300	10,759
Holding & Other Investment Offices (1.3%)
Daiichi Sanyko Co., Ltd.	221,500	6,579
Poniard Pharmaceuticals, Inc. Warrants, Expires 12/08/2008 ‡§m	1,200	—	o
Instruments & Related Products (2.4%)
Bausch & Lomb, Inc. †	128,962	6,905
Bio-Rad Laboratories, Inc.–Class A ‡	52,791	3,876
Cyberonics, Inc. ‡†	86,466	1,559
Insurance (4.7%)
Aetna, Inc.	42,290	1,743
Cigna Corp.	60,953	7,130
WellPoint, Inc. ‡	206,300	15,745
Medical Instruments & Supplies (10.8%)
Applera Corp.–Applied Biosystems Group	158,100	5,897
Baxter International, Inc.	63,268	2,908
Biomet, Inc.	145,616	5,510
Cepheid, Inc. ‡	97,263	799
Fresenius Medical Care AG	30,000	4,003
Kyphon, Inc. ‡†	23,563	931
Medtronic, Inc.	97,495	4,746
Smith & Nephew PLC	382,500	3,737
Sorin SpA ‡	454,426	831
St. Jude Medical, Inc. ‡	211,276	7,257
Vital Signs, Inc.	44,300	2,497

	Shares	Value
Medical Instruments & Supplies (continued)
Wright Medical Group, Inc. ‡	421,300	$10,410
Zimmer Holdings, Inc. ‡	97,832	7,045
Pharmaceuticals (65.5%)
Abbott Laboratories	349,420	16,601
Adolor Corp. ‡†	73,107	1,002
Alexion Pharmaceuticals, Inc. ‡†	12,565	469
Alkermes, Inc. ‡†	132,234	2,222
Alpharma, Inc.–Class A	60,000	1,324
Amgen, Inc. ‡	210,234	15,959
Andrx Corp. ‡†	117,500	2,889
Angiotech Pharmaceuticals, Inc. ‡	204,088	1,939
Arena Pharmaceuticals, Inc. ‡†	129,200	1,970
ARIAD Pharmaceuticals, Inc. ‡†	67,297	293
Arqule, Inc. ‡	293,689	1,181
AstraZeneca PLC	185,166	10,941
AtheroGenics, Inc. ‡†	146,100	1,899
AVANIR Pharmaceuticals–Class A ‡†	77,935	310
BioCryst Pharmaceuticals, Inc. ‡†	163,500	1,941
Biogen Idec, Inc. ‡	229,764	10,937
BioMarin Pharmaceuticals, Inc. ‡†	96,831	1,552
Bristol-Myers Squibb Co.	357,960	8,859
Celgene Corp. ‡	89,767	4,797
Chugai Pharmaceutical Co., Ltd.	261,900	5,365
Cotherix, Inc. ‡†	157,450	1,181
Cubist Pharmaceuticals, Inc. ‡†	149,000	3,318
CV Therapeutics, Inc. ‡†	84,300	1,092
Cytokinetics, Inc. ‡	110,344	804
Elan Corp. PLC, ADR ‡†	86,579	1,254
Genentech, Inc. ‡	159,500	13,286
Genmab A/S ‡	154,600	6,910
Genzyme Corp. ‡	98,100	6,623
Geron Corp. ‡†	124,100	995
GlaxoSmithKline PLC, ADR	246,000	13,099
Hospira, Inc. ‡	106,748	3,880
ICOS Corp. ‡	158,145	5,016
ImClone Systems, Inc. ‡†	59,400	1,859
Ipsen	75,000	3,097
Johnson & Johnson	237,200	15,987
Kos Pharmaceuticals Inc. ‡†	12,264	610
Lilly (Eli) & Co.	121,000	6,777
MannKind Corp., Warrants, Expires 8/5/2020 ‡§m	30,624	49
Martek Biosciences Corp. ‡†	165,100	3,916
Medarex, Inc. ‡	204,822	2,646
MedImmune, Inc. ‡†	245,122	7,854
Merck & Co., Inc.	203,725	9,253
Merck KGaA	68,176	7,188
MGI PHARMA, Inc. ‡	64,925	1,236

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

4

TA IDEX Evergreen Health Care

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
Pharmaceuticals (continued)
Millennium Pharmaceuticals, Inc. ‡	77,688	$909
Mylan Laboratories †	96,700	1,982
Myogen, Inc. Warrants ‡§m	2,900	129
Neurocrine Biosciences, Inc. ‡	24,804	286
Novartis AG, ADR	250,200	15,195
Novo Nordisk A/S–Class B	115,900	8,753
NPS Pharmaceuticals, Inc. ‡	129,309	610
OSI Pharmaceuticals, Inc. ‡†	210,500	8,058
Par Pharmaceutical Cos., Inc. ‡†	149,906	2,922
PDL BioPharma, Inc. ‡†	112,400	2,375
Pfizer, Inc.	516,500	13,765
Poniard Pharmaceuticals, Inc. ‡	3,030	14
QLT, Inc. ‡†	197,526	1,679
Roche Holding AG-Genusschein	91,742	16,057
Sanofi-Aventis, ADR †	83,045	3,545
Schering-Plough Corp.	604,100	13,375
Sepracor, Inc. ‡†	92,851	4,806
Sigma-Aldrich Corp. †	34,764	2,611
Tanox, Inc. ‡†	284,869	3,826
Taro Pharmaceuticals Industries ‡†	69,279	723
Tercica, Inc. ‡†	110,840	561
Theravance, Inc. ‡	63,279	1,991
Trimeris, Inc. ‡†	268,942	2,049
United Therapeutics Corp. ‡†	52,666	3,152
Valeant Pharmaceuticals International †	134,300	2,509
Valera Pharmaceuticals, Inc. ‡†	239,700	1,544
Vertex Pharmaceuticals, Inc. ‡†	38,008	1,543
Viropharma, Inc. ‡	61,709	823
Watson Pharmaceuticals, Inc. ‡	23,984	645
Wyeth	273,658	13,965
Zymogenetics, Inc. ‡†	153,200	2,459
Research & Testing Services (2.1%)
Applera Corp.–Celera Genomics Group ‡	186,600	2,896
Dyax Corp. ‡	34,780	105
Incyte Corp. ‡	286,240	1,362
Insmed, Inc. ‡	481,000	640
Maxygen, Inc. ‡	91,442	779
Regeneron Pharmaceuticals, Inc. ‡	261,600	5,245
Total Common Stocks (cost: $473,546)		511,124
	Principal	Value
SECURITY LENDING COLLATERAL (16.2%)
Debt (15.7%)
Bank Notes (0.5%)
Bank of America 5.30%, due 11/20/2006 *	$2,677	$2,677

	Principal	Value
Commercial Paper (4.7%)
Barton Capital LLC–144A 5.27%, due 11/02/2006	$1,071	$1,071
CAFCO Funding LLC–144A 5.29%, due 11/17/2006	1,567	1,567
CIESCO LLC–144A 5.29%, due 11/16/2006	1,071	1,071
Clipper Receivables Corp. 5.28%, due 11/15/2006	535	535
Commonwealth Bank of Australia 5.29%, due 11/30/2006	1,071	1,071
Compass Securitization–144A 5.31%, due 12/15/2006	1,071	1,071
CRC Funding LLC–144A 5.31%, due 12/19/2006	1,027	1,027
Fairway Finance Corp.–144A 5.28%, due 11/17/2006 5.29%, due 11/22/2006	1,606 1,043	1,606 1,043
Falcon Asset Securitization Corp.–144A 5.29%, due 11/14/2006	535	535
General Electric Capital Corp. 5.29%, due 11/03/2006	2,142	2,142
Govco, Inc.–144A 5.28%, due 11/10/2006	535	535
Greyhawk Funding–144A 5.30%, due 11/27/2006	1,071	1,071
Jupiter Securitization Corp.–144A 5.28%, due 11/06/2006	1,071	1,071
Lexington Parker Capital Corp.–144A 5.29%, due 11/09/2006	1,071	1,071
Old Line Funding LLC–144A 5.28%, due 11/15/2006	1,071	1,071
Ranger Funding Co. LLC–144A 5.29%, due 11/16/2006	535	535
Sheffield Receivables Corp.–144A 5.28%, due 11/08/2006 5.30%, due 11/28/2006	535 1,071	535 1,071
Three Pillars Funding LLC–144A 5.29%, due 11/20/2006	1,071	1,071
Variable Funding Capital Co. LLC–144A 5.27%, due 11/08/2006 5.29%, due 11/28/2006	2,142 508	2,142 508
Yorktown Capital LLC 5.30%, due 12/14/2006	1,071	1,071
Euro Dollar Overnight (0.7%)
Fortis Bank 5.26%, due 11/07/2006	2,142	2,142

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

5

TA IDEX Evergreen Health Care

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
Euro Dollar Overnight (continued)
Societe Generale 5.28%, due 11/01/2006	$1,071	$1,071
Svenska Handlesbanken 5.30%, due 11/01/2006	560	560
Euro Dollar Terms (5.2%)
Abbey National PLC 5.28%, due 12/01/2006	2,142	2,142
BancoBilbao Vizcaya Argentaria SA 5.31%, due 01/03/2007	1,071	1,071
Bank of Montreal 5.28%, due 12/04/2006	1,071	1,071
Bank of Nova Scotia 5.27%, due 11/13/2006	2,142	2,142
Barclays 5.31%, due 11/21/2006 5.30%, due 01/03/2007	2,677 2,142	2,677 2,142
BNP Paribas 5.28%, due 12/12/2006 5.28%, due 12/15/2006	1,606 2,142	1,606 2,142
Canadian Imperial Bank of Commerce 5.28%, due 11/29/2006	2,677	2,677
Credit Suisse First Boston Corp. 5.29%, due 12/22/2006	3,213	3,213
Fortis Bank 5.26%, due 11/09/2006 5.30%, due 11/20/2006	1,071 1,071	1,071 1,071
HBOS Halifax Bank of Scotland 5.30%, due 01/08/2007	1,071	1,071
Royal Bank of Canada 5.30%, due 11/17/2006	1,071	1,071
Toronto Dominion Bank 5.30%, due 12/11/2006	1,071	1,071
UBS AG 5.30%, due 01/04/2007	1,071	1,071

	Principal	Value
Repurchase Agreements (4.6%) ††
Credit Suisse First Boston Corp. 5.35%, dated 10/31/2006 to be repurchased at $3,167 on 11/01/2006	$3,166	$3,166
Goldman Sachs Group, Inc. (The) 5.35%, dated 10/31/2006 to be repurchased at $5,355 on 11/01/2006	5,354	5,354
Merrill Lynch & Co. 5.30%, dated 10/31/2006 to be repurchased at $11,781 on 11/01/2006	11,779	11,779
Morgan Stanley Dean Witter & Co. 5.30%, dated 10/31/2006 to be repurchased at $3,743 on 11/01/2006	3,743	3,743
	Shares	Value
Investment Companies (0.5%)
Barclays Global Investor Institutional Money Market Fund 1-day yield of 5.24%	2,141,738	$2,142
Merrimac Cash Fund, Premium Class 1-day yield of 5.09% @	790,821	791
Total Security Lending Collateral (cost: $85,225)		85,225
Total Investment Securities (cost: $565,572) #		$604,135

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

6

TA IDEX Evergreen Health Care

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2006
(all amounts except share amounts in thousands)

NOTES TO SCHEDULE OF INVESTMENTS:

‡  Non-income producing.

†  At October 31, 2006, all or a portion of this security is on loan (see Note 1). The value at October 31, 2006, of all securities on loan is $81,461.

§  Security is deemed to be illiquid.

*  Floating or variable rate note. Rate is listed as of October 31, 2006.

††  Cash collateral for the Repurchase Agreements, valued at $24,883, that serve as collateral for securities lending, are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.25% and 11/06/2006–3/15/2046, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

o  Value is less than $1.

m  Securities valued as determined in good faith in accordance with procedures established by the Fund's Board of Trustees.

#  Aggregate cost for federal income tax purposes is $568,869. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $55,469 and $20,203, respectively. Net unrealized appreciation for tax purposes is $35,266.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2006, these securities aggregated $19,672 or 3.8% of the net assets of the Fund.

ADR  American Depositary Receipt

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

7

TA IDEX Evergreen Health Care

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2006
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $565,572) (including securities loaned of $81,461)	$604,135
Cash	5,502
Receivables:
Interest	36
Income from loaned securities	16
Dividends	304
Dividend reclaims receivable	71
Other	9
610,073
Liabilities:
Investment securities purchased	38
Accounts payable and accrued liabilities:
Management and advisory fees	445
Transfer agent fees	3
Administration fees	9
Payable for collateral for securities on loan	85,225
Other	66
85,786
Net Assets	$524,287
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$420,743
Undistributed (accumulated) net investment income (loss)	1
Undistributed (accumulated) net realized gain (loss) from investment securities, written options and foreign currency transactions	64,978
Net unrealized appreciation (depreciation) on:
Investment securities	38,563
Translation of assets and liabilities denominated in foreign currencies	2
Net Assets	$524,287
Net Assets by Class:
Class A	$3,592
Class B	4,528
Class C	1,748
Class I	514,419
Shares Outstanding:
Class A	256
Class B	333
Class C	129
Class I	36,177
Net Asset Value Per Share:
Class A	$14.06
Class B	13.61
Class C	13.55
Class I	14.22
Maximum Offering Price Per Share (a):
Class A	$14.88

(a)  Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B, C and I shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 2006
(all amounts in thousands)

Investment Income:
Dividends (net of withholding taxes on foreign dividends of $152)	$3,650
Interest	586
Income from loaned securities–net	119
4,355
Expenses:
Management and advisory fees	4,101
Distribution and service fees:
Class A	33
Class B	18
Class C	7
Transfer agent fees:
Class A	17
Class B	16
Class C	5
Class I	1
Printing and shareholder reports	8
Custody fees	121
Administration fees	93
Legal fees	18
Audit fees	22
Trustees fees	45
Registration fees	18
Other	10
Total expenses	4,533
Recaptured expenses:
Class A	2
Class B	4
Class C	6
Class I	58
Net expenses	4,603
Net Investment Income (Loss)	(248)
Net Realized Gain (Loss) from:
Investment securities	67,345
Written option contracts	1,905
Foreign currency transactions	(315)
68,935
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	13,893
Written option contracts	(570)
13,323
Net Realized and Unrealized Gain (Loss) on Investment Securities, Written Options and Foreign Currency Transactions	82,258
Net Increase (Decrease) in Net Assets Resulting from Operations	$82,010

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

8

TA IDEX Evergreen Health Care

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	October 31, 2006	October 31, 2005 (a)
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$(248)	$(2,819)
Net realized gain (loss) from investment securities, written options and foreign currency transactions	68,935	22,678
Change in unrealized appreciation (depreciation) on investment securities, written options and foreign currency translation	13,323	22,477
	82,010	42,336
Distributions to Shareholders:
From net realized gains:
Class A	(229)	(1,404)
Class B	(300)	(39)
Class C	(127)	(19)
Class I	(22,213)	(1,010)
	(22,869)	(2,472)
Capital Share Transactions:
Proceeds from shares sold:
Class A	1,353	16,484
Class B	157	1,602
Class C	62	812
Class I	271,042	157,147
	272,614	176,045
Dividends and distributions reinvested:
Class A	219	1,404
Class B	290	39
Class C	107	14
Class I	22,213	1,010
	22,829	2,467
Cost of shares redeemed:
Class A	(198,693)	(2,348)
Class B	(1,768)	(1,520)
Class C	(871)	(955)
Class I	(4,146)	–
	(205,478)	(4,823)
Redemption fees:
Class B	– (b)	– (b)
	– (b)	– (b)
Automatic conversions:
Class A	14	42
Class B	(14)	(42)
	–	–
	89,965	173,689
Net increase (decrease) in net assets	149,106	213,553
Net Assets:
Beginning of year	375,181	161,628
End of year	$524,287	$375,181
Undistributed (Accumulated) Net Investment Income (Loss)	$1	$1

	October 31, 2006	October 31, 2005 (a)
Share Activity:
Shares issued:
Class A	106	1,405
Class B	12	140
Class C	5	71
Class I	20,891	13,750
	21,014	15,366
Shares issued–reinvested from distributions:
Class A	18	120
Class B	24	3
Class C	9	1
Class I	1,760	86
	1,811	210
Shares redeemed:
Class A	(15,492)	(207)
Class B	(138)	(134)
Class C	(69)	(84)
Class I	(310)	—
	(16,009)	(425)
Automatic conversions:
Class A	1	4
Class B	(1)	(4)
	–	–
Net increase (decrease) in shares outstanding:
Class A	(15,367)	1,322
Class B	(103)	5
Class C	(55)	(12)
Class I	22,341	13,836
	6,816	15,151

(a)  Class I was offered for investment on November 8, 2004.

(b)  Rounds to less than $1.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

9

TA IDEX Evergreen Health Care

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2006	$12.44	$(0.07)	$2.41	$2.34	$–	$(0.72)	$(0.72)	$14.06
	10/31/2005	10.84	(0.12)	1.82	1.70	–	(0.10)	(0.10)	12.44
	10/31/2004	10.14	(0.13)	1.18	1.05	–	(0.35)	(0.35)	10.84
	10/31/2003	8.28	(0.16)	2.02	1.86	–	–	–	10.14
	10/31/2002	10.00	(0.08)	(1.64)	(1.72)	–	–	–	8.28
Class B	10/31/2006	12.10	(0.10)	2.33	2.23	–	(0.72)	(0.72)	13.61
	10/31/2005	10.66	(0.25)	1.79	1.54	–	(0.10)	(0.10)	12.10
	10/31/2004	10.03	(0.17)	1.15	0.98	–	(0.35)	(0.35)	10.66
	10/31/2003	8.24	(0.21)	2.00	1.79	–	–	–	10.03
	10/31/2002	10.00	(0.11)	(1.65)	(1.76)	–	–	–	8.24
Class C	10/31/2006	12.07	(0.13)	2.33	2.20	–	(0.72)	(0.72)	13.55
	10/31/2005	10.63	(0.25)	1.79	1.54	–	(0.10)	(0.10)	12.07
	10/31/2004	10.03	(0.24)	1.19	0.95	–	(0.35)	(0.35)	10.63
	10/31/2003	8.10	(0.22)	2.15	1.93	–	–	–	10.03
Class I	10/31/2006	12.52	– (i)	2.42	2.42	–	(0.72)	(0.72)	14.22
	10/31/2005	11.26	(0.07)	1.43	1.36	–	(0.10)	(0.10)	12.52

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)				Net Investment Income (Loss) to Average		Portfolio Turnover
	Ended (g)	Return (c)	(000's)	Net (e)		Total (f)		Net Assets (a)		Rate (b)
Class A	10/31/2006	19.48%	$3,592	1.47	% (h)	1.47	% (h)	(0.56)%		92%
	10/31/2005	15.69	194,414	1.44		1.44		(1.02)		59
	10/31/2004	10.19	154,957	1.53		1.53		(1.15)		35
	10/31/2003	22.46	59,115	1.95		2.19		(1.61)		30
	10/31/2002	(17.20)	3,804	1.95		8.76		(1.51)		43
Class B	10/31/2006	19.11	4,528	1.71	(h)	1.71	(h)	(0.79	) (j)	92
	10/31/2005	14.45	5,274	2.60		2.66		(2.18	) (j)	59
	10/31/2004	9.59	4,590	2.09		2.09		(1.58)		35
	10/31/2003	21.72	2,952	2.60		2.84		(2.26)		30
	10/31/2002	(17.60)	758	2.60		9.41		(2.16)		43
Class C	10/31/2006	18.90	1,748	1.89	(h)	1.89	(h)	(0.99)		92
	10/31/2005	14.44	2,223	2.60		2.90		(2.18)		59
	10/31/2004	9.28	2,081	2.60		3.41		(1.61)		35
	10/31/2003	23.83	201	2.60		2.84		(2.26)		30
Class I	10/31/2006	20.02	514,419	0.96	(h)	0.96	(h)	(0.03)		92
	10/31/2005	12.09	173,270	1.06		1.06		(0.65)		59

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

10

TA IDEX Evergreen Health Care

FINANCIAL HIGHLIGHTS (continued)
NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.

(d)  Per share information is calculated based on average shares outstanding.

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser and includes the recapture of previously waived expenses, if any ( see note 2).

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers, reimbursements and recapture of previously waived expenses by the investment adviser.

(g)  TA IDEX Evergreen Health Care ("the Fund") commenced operations on March 1, 2002. The inception dates for the Fund's offering of share classes were as follows:

  Class C was November 11, 2002.

  Class I was November 8, 2004.

(h)  Ratios of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment adviser, if any. The impact of recaptured expenses was 0.01%, 0.07%, 0.30% and 0.01% for Class A, Class B, Class C and Class I respectively (see note 2).

(i)  Rounds to less than ($0.01).

(j)  Ratios of Net Investment Income (Loss) to Average Net Assets are inclusive of Redemption Fees, if any. The impact of Redemption Fees is less than 0.01% for Class B.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

11

TA IDEX Evergreen Health Care

NOTES TO FINANCIAL STATEMENTS
At October 31, 2006
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

Effective March 1, 2006, TA IDEX T. Rowe Price Health Sciences changed its name to TA IDEX Evergreen Health Care (the "Fund") and changed its sub-adviser from T. Rowe Price Associates, Inc. ("T. Rowe Price") to Evergreen Investment Management Company, LLC ("Evergreen").

The Fund is "non-diversified" under the 1940 Act.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently has four classes of shares, Class A, Class B, Class C and Class I, each with different expense levels. Classes A, B, and C are closed to new investors. Class I is only available for investment to certain affiliated asset allocation funds. Prior to 11/15, certain affiliated asset allocation funds invested in Class A. Class B shares will convert to Class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Foreign securities generally are valued based on quotations from the primary market in which they are traded. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund's net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not "readily available." As a result, foreign equity securities held by the Fund may be valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Other securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2006 was paying an interest rate of 3.65%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The Fund's previous sub-adviser, T. Rowe Price, to the extent consistent with the best execution and usual commission rate policies and practices, placed security transactions of the Fund with broker/dealers with which Transamerica IDEX Mutual Funds has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a

Transamerica IDEX Mutual Funds

Annual Report 2006

12

TA IDEX Evergreen Health Care

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2006
(all amounts in thousands)

NOTE 1.–(continued)

broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within Transamerica IDEX Mutual Funds, or by any other party. Evergeen does not participate in the commission recapture program.

Recaptured commissions during the year ended October 31, 2006 of $16 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $51, earned by IBT for its services.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Option contracts: The Fund may enter into options contracts to manage exposure to market fluctuations. Options are valued at the average of the bid and ask ("Mean Quote") established each day at the close of the board of trade or exchange on which they are traded. The primary risks associated with options are imperfect correlation between the change in value of the securities held and the prices of the options contracts; the possibility of an illiquid market and inability of the counterparty to meet the contracts terms. When the Fund writes a covered call or put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. Options are marked-to-market daily to reflect the current value of the option written.

The underlying face amounts of open option contracts at October 31, 2006 are listed in the Schedule of Investments.

Transactions in written call and put options were as follows:

	Premium	Contracts*
Balance at October 31, 2005	$3,825	10,651
Sales	6,843	22,157
Closing Buys	(9,550)	(29,477)
Expirations	(476)	(2,248)
Exercised	(642)	(1,083)
Balance at October 31, 2006	$–	–

*  Contracts not in thousands

Redemption fees: A short-term trading redemption fee may be assessed on any Fund shares in a fund account that are sold during the first five (5) NYSE trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2006, the Fund received less than $1 in redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

NOTE 2.  RELATED PARTY TRANSACTIONS

Transamerica Fund Advisors, Inc. ("TFAI") is the Fund's investment adviser. Transamerica Fund Services, Inc. ("TFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. TFAI, TFS, and AFSG are affiliates of AEGON NV, a Netherlands corporation.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

Transamerica IDEX Mutual Funds

Annual Report 2006

13

TA IDEX Evergreen Health Care

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2006
(all amounts in thousands)

NOTE 2.–(continued)

The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at October 31, 2006:

	Net Assets	% of Net Assets
TA IDEX Asset Allocation– Conservative Portfolio	$19,193	3.66%
TA IDEX Asset Allocation– Growth Portfolio	78,871	15.04%
TA IDEX Asset Allocation– Moderate Portfolio	63,096	12.03%
TA IDEX Asset Allocation– Moderate Growth Portfolio	92,822	17.70%
Asset Allocation–Conservative Portfolio	40,643	7.75%
Asset Allocation–Growth Portfolio	56,508	10.78%
Asset Allocation–Moderate Growth Portfolio	103,221	19.69%
Asset Allocation–Moderate Portfolio	60,065	11.46%
Total	$514,419	98.11%

Investment advisory fees: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

From November 1, 2005 to February 28, 2006:

1.00% of the first $500 million of ANA
0.95% of ANA over $500 million

From March 1, 2006 on :

0.87% of the first $100 million of ANA
0.85% of the next $150 million of ANA
0.80% of ANA over $250 million

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

From November 1, 2005 to November 6, 2005:

1.60% Expense Limit–Classes A, B and C
1.30% Expense Limit–Class I

From November 7, 2005 to February 28, 2006:

1.60% Expense Limit

From March 1, 2006 on:

1.47% Expense Limit

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

For the year ended October 31, 2006, the Fund recaptured the following previously waived expenses:

	Expense Recovered by Adviser	Increase in Total Expenses to Average Net Assets
Fiscal Year 2006:
Class A	$2	0.01%
Class B	4	0.07%
Class C	6	0.30%
Class I	58	0.01%

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the reimbursed class expenses.

	Reimbursement of Class Expenses	Available for Recapture Through
Fiscal Year 2005:
Class C	7	10/31/2008
Fiscal Year 2004:
Class C	2	10/31/2007

The former sub-adviser, T. Rowe Price, had agreed to a pricing discount based on the aggregate assets that they managed in the Transamerica IDEX Mutual Funds. The amount of the discount received by the Fund for the period from November 1, 2005 through February 28, 2006 was $11.

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%
Class B	1.00%
Class C	1.00%
Class I	N/A

From February 28, 2006 through March 1, 2007, the Fund will not pay 12b-1 fees under these plans.

Underwriter commissions relate to front-end sales charges imposed for Class A shares and contingent deferred sales charges from Classes B, C,

Transamerica IDEX Mutual Funds

Annual Report 2006

14

TA IDEX Evergreen Health Care

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2006
(all amounts in thousands)

NOTE 2.–(continued)

and certain A share redemptions. For the year ended October 31, 2006, the underwriter commissions were as follows:

Received by Underwriter	$3
Retained by Underwriter	–
Contingent Deferred Sales Charge	2

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are fees paid to external legal counsel.

Transfer agent fees: The Fund pays TFS an annual per-account charge for each open and closed account. The Fund paid TFS $33 for the year ended October 31, 2006.

Deferred compensation plan: Each eligible independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan maintained by Transamerica IDEX Mutual Funds (the "Plan"). Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds, including the Fund. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of October 31, 2006, to $9.

Retirement plan: Under a retirement plan (the "Emeritus Plan") available to the Disinterested Trustees, each Disinterested Trustee is deemed to have elected to serve as Trustee Emeritus of Transamerica IDEX upon his or her termination of service, other than removal for cause, for a maximum period of five years determined by his or her years of service as a Trustee.

Such amounts shall be accrued by Transamerica IDEX on a pro rata basis allocable to each Transamerica IDEX fund based on the relative assets of the fund. If retainers increase in the future, past accruals (and credits) will be adjusted upward so that 50% of the Trustee's current retainer is accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred become payable to an Emeritus Trustee (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation will be paid on a quarterly basis during the time period that the Trustee Emeritus is allowed to serve as such. As of October 31, 2006, the Fund has not made any payments related to the Emeritus Plan.

Amounts deferred and accrued under the Deferred Compensation and Emeritus Plans are unfunded and unsecured claims against the general assets of Transamerica IDEX. For the period ended October 31, 2006, the amount related to the Emeritus Plan was $25.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2006 were as follows:

Purchases of securities:
Long-Term	$501,288
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	412,776
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, foreign currency transactions, net operating losses and straddles.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Shares of beneficial interest, unlimited shares authorized	$1
Undistributed (accumulated) net investment income (loss)	248
Undistributed (accumulated) net realized gain (loss) from investment securities	(249)

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2005 and 2006 was as follows:

2005 Distributions paid from:
Ordinary Income	$950
Long-term Capital Gain	1,522
2006 Distributions paid from:
Ordinary Income	5,383
Long-term Capital Gain	17,486

Transamerica IDEX Mutual Funds

Annual Report 2006

15

TA IDEX Evergreen Health Care

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2006
(all amounts in thousands)

NOTE 4.–(continued)

The tax basis components of distributable earnings as of October 31, 2006 are as follows:

Undistributed Ordinary Income	$38,775
Undistributed Long-term Capital Gain	$29,500
Capital Loss Carryforward	–
Net Unrealized Appreciation (Depreciation)	$35,269	*

*  Amount includes unrealized appreciation (depreciation) from foreign currency translation.

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

NOTE 6.  RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Manager is evaluating the application of FIN 48 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the financial statements.

In September 2006, FASB issued its new Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted. The Manager is evaluating the application of FAS 157 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, the Fund's financial statements.

Transamerica IDEX Mutual Funds

Annual Report 2006

16

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX Evergreen Health Care:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX Evergreen Health Care (the "Fund") at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa Florida
December 27, 2006

Transamerica IDEX Mutual Funds

Annual Report 2006

17

TA IDEX Evergreen Health Care

SUPPLEMENTAL INFORMATION (unaudited)
TAX INFORMATION

For dividends paid during the year ended October 31, 2006, the Fund designated $3,594 as qualified dividend income.

For corporate shareholders, 40% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deduction.

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $17,486 for the year ended October 31, 2006.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2006. Complete information will be computed and reported in conjunction with your 2006 Form 1099-DIV.

Transamerica IDEX Mutual Funds

Annual Report 2006

18

TA IDEX Jennison Growth

MARKET ENVIRONMENT

Higher energy prices in fourth-quarter 2005 reflected the lingering economic fallout from Hurricanes Katrina and Rita. The economy rebounded strongly in first-quarter 2006, but higher commodity prices, inflation concerns, and rising interest rates led many investors to fear an economic slowdown. Growth cooled, but the U.S. economy continued to expand. Between May and the end of the portfolio's fiscal year in October, perceptions about the prospects for growth, inflation, and interest rates fluctuated, creating a challenging market environment. After more than two years of raising the Fed Funds rate each time it met, the Federal Open Market Committee took no action in August, fostering debate between those pointing to signs of economic strength and inflation and those already seeing deceleration. A marked decline in energy prices lifted consumer confidence as the fiscal year closed, allaying worries that consumer spending would wane. On the negative side, the housing and automotive sectors posted their weakest showings in years, and economic growth in the third quarter slowed further. Weaker trends in consumer activity did little to diminish the strength of corporate profits during the third quarter, but expectations for fourth-quarter profits were reduced.

PERFORMANCE

For the year ended October 31, 2006, TA IDEX Jennison Growth, Class A returned 4.44%. By comparison its benchmark, the Russell 1000 Growth Index returned 10.84%.

STRATEGY REVIEW

Stock selection in the energy sector contributed most to the portfolio's positive relative performance. Schlumberger Limited and Suncor Energy Inc. posted solid gains, as the price of crude oil continued to climb through most of the fiscal year, reflecting a global supply/demand imbalance.

An overweight position in the financials sector also benefited portfolio relative performance, as The Goldman Sachs Group, Inc. ("Goldman"), Merrill Lynch & Co., Inc. ("Merrill"), and The Charles Schwab Corporation ("Schwab") advanced. Goldman and Merrill benefited from trading and merger and acquisition activity, while Schwab continued to enjoy the fruits of its repositioned individual investor and institutional asset management services activities.

Despite strong performances by Google Inc. ("Google"), Apple Computer, Inc. ("Apple"), and Cisco Systems, Inc. ("Cisco"), stock selection and an overweight hurt the portfolio's return in information technology. Google repeatedly posted better-than-expected revenue and earnings growth. We believe its technological lead and dominant position in online web search has enabled the company to monetize its search activity much more effectively than its competitors. Apple is seeing extraordinary growth, driven by the strength of iPod sales, which have created a "halo effect" for Macintosh computer sales. The company has been introducing new products at a rapid pace and appears to be solidifying its dominant position in the downloadable music market. Cisco surged on strong revenue and earnings growth. The world's leading maker of routers and switches that direct Internet traffic and enable computer networks appears to be gaining share, especially in high-end routing. We believe Cisco will continue to benefit as networks upgrade to handle next-generation services.

Other information technology holdings detracted from portfolio performance. Broadcom Corporation was hit by growth outlook concerns and restricted stock options issues. We believe there will be long-term sales growth driven by the company's products and penetration in the fastest-growing semiconductor markets – broadband communication, mobile, and networking. Yahoo! Inc. tumbled after delaying the launch of its new advertising technology until this year's fourth quarter. The stock slid further after warnings of slower advertising demand in certain industries. eBay Inc. suffered from signs of a secular disintermediation of its core online auction market by search engines and other vehicles.

Stock selection and an overweight position detracted from portfolio performance in the health care sector as well, where UnitedHealth Group Incorporated ("UNH") and St. Jude Medical, Inc. ("St. Jude Medical") declined.

Spiros Segalas

Michael A. Del Balso

Blair A. Boyer

Co-Fund Managers
Jennison Associates LLC

Transamerica IDEX Mutual Funds

Annual Report 2006

1

TA IDEX Jennison Growth

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Average Annual Total Return for Periods Ended 10/31/06

	1 year	5 years	10 years	From Inception	Inception Date
Class A (NAV)	4.44%	7.50%	4.54%	4.74%	2/1/96
Class A (POP)	(1.31)%	6.29%	3.95%	4.19%	2/1/96
Russell 1000 Growth[1]	10.84%	4.07%	5.76%	6.55%	2/1/96
Class B (NAV)	4.24%	6.86%	3.92%	4.12%	2/1/96
Class B (POP)	(0.76)%	6.70%	3.92%	4.12%	2/1/96
Class C (NAV)	4.33%	–	–	13.36%	11/11/02
Class C (POP)	3.33%	–	–	13.36%	11/11/02
Class I (NAV)	–	–	–	1.50%	11/15/05

NOTES

1  The Russell 1000 Growth (Russell 1000 Growth) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2006 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred salees charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund.

This Fund is closed to new investments.

Transamerica IDEX Mutual Funds

Annual Report 2006

2

TA IDEX Jennison Growth

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2006 and held for the entire period until October 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$986.10	1.25%	$6.26
Hypothetical (b)	1,000.00	1,018.90	1.25	6.36
Class B
Actual	1,000.00	986.10	1.18	5.91
Hypothetical (b)	1,000.00	1,019.26	1.18	6.01
Class C
Actual	1,000.00	987.00	1.14	5.71
Hypothetical (b)	1,000.00	1,019.46	1.14	5.80
Class I
Actual	1,000.00	987.00	0.88	4.41
Hypothetical (b)	1,000.00	1,020.77	0.88	4.48

(a)  Expenses are calculated using the Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At October 31, 2006

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

Transamerica IDEX Mutual Funds

Annual Report 2006

3

TA IDEX Jennison Growth

SCHEDULE OF INVESTMENTS
At October 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (98.9%)
Aerospace (3.9%)
Boeing Co. (The)	31,200	$2,492
United Technologies Corp.	39,900	2,622
Amusement & Recreation Services (2.5%)
Disney (Walt) Co. (The)	102,700	3,231
Apparel & Accessory Stores (0.8%)
Kohl's Corp. ‡	15,300	1,080
Beverages (2.4%)
PepsiCo, Inc.	49,800	3,159
Chemicals & Allied Products (2.3%)
Monsanto Co.	13,400	593
Procter & Gamble Co.	37,720	2,391
Communications Equipment (7.6%)
Corning, Inc. ‡	72,900	1,489
Motorola, Inc.	123,900	2,857
Nokia Corp., ADR	30,200	600
QUALCOMM, Inc.	84,400	3,071
Research In Motion, Ltd. ‡	16,900	1,985
Computer & Data Processing Services (13.0%)
Adobe Systems, Inc. ‡	103,600	3,963
Electronic Arts, Inc. ‡†	35,400	1,872
Google, Inc.–Class A ‡	11,500	5,478
Microsoft Corp.	140,300	4,028
SAP AG, ADR †	33,200	1,648
Computer & Office Equipment (4.5%)
Apple Computer, Inc. ‡	37,800	3,065
Cisco Systems, Inc. ‡	116,500	2,811
Department Stores (2.3%)
Federated Department Stores, Inc.	69,700	3,061
Electronic & Other Electric Equipment (1.9%)
General Electric Co.	72,000	2,528
Electronic Components & Accessories (2.6%)
Broadcom Corp.–Class A ‡	48,850	1,479
Marvell Technology Group, Ltd. ‡†	104,800	1,916
Food Stores (2.1%)
Whole Foods Market, Inc.	43,000	2,745
Furniture & Home Furnishings Stores (0.8%)
Williams–Sonoma, Inc.	31,400	1,068
Health Services (1.3%)
Caremark Rx, Inc.	33,200	1,634
Hotels & Other Lodging Places (1.6%)
Marriott International, Inc.–Class A	48,800	2,038

	Shares	Value
Instruments & Related Products (3.1%)
Agilent Technologies, Inc. ‡	31,800	$1,132
Alcon, Inc. †	27,000	2,864
Insurance (5.9%)
American International Group, Inc.	49,000	3,291
UnitedHealth Group, Inc.	33,000	1,610
WellPoint, Inc. ‡	36,100	2,755
Leather & Leather Products (2.1%)
Coach, Inc. ‡	68,200	2,703
Lumber & Other Building Materials (0.6%)
Lowe's Cos., Inc. †	27,100	817
Medical Instruments & Supplies (1.3%)
St. Jude Medical, Inc. ‡	49,600	1,704
Motion Pictures (1.1%)
News Corp., Inc.–Class A	67,000	1,397
Oil & Gas Extraction (2.1%)
Occidental Petroleum Corp.	29,100	1,366
Schlumberger, Ltd.	22,000	1,388
Petroleum Refining (1.2%)
Suncor Energy, Inc.	20,900	1,602
Pharmaceuticals (15.7%)
Abbott Laboratories	41,400	1,967
Amgen, Inc. ‡	19,100	1,450
Genentech, Inc. ‡	35,600	2,965
Gilead Sciences, Inc. ‡	56,200	3,872
Novartis AG, ADR	59,000	3,583
Roche Holding AG, ADR †	44,938	3,933
Sanofi-Aventis, ADR	35,900	1,533
Wyeth	24,900	1,271
Restaurants (1.5%)
Chipotle Mexican Grill, Inc.–Class A ‡†	4,900	293
Starbucks Corp. ‡	45,900	1,733
Retail Trade (1.7%)
Target Corp.	38,300	2,267
Rubber & Misc. Plastic Products (1.3%)
NIKE, Inc.–Class B	18,600	1,709
Security & Commodity Brokers (10.5%)
American Express Co.	34,900	2,018
Charles Schwab Corp. (The)	122,000	2,223
Goldman Sachs Group, Inc. (The)	11,000	2,088
IntercontinentalExchange, Inc. ‡	5,500	464
Merrill Lynch & Co., Inc.	18,700	1,635
NYSE Group, Inc. ‡†	25,400	1,879
UBS AG-Registered †	57,800	3,459

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

4

TA IDEX Jennison Growth

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
Telecommunications (1.2%)
NII Holdings, Inc. ‡†	24,800	$1,613
Total Common Stocks (cost: $116,222)		129,488
	Principal	Value
SECURITY LENDING COLLATERAL (12.9%)
Debt (12.5%)
Bank Notes (0.4%)
Bank of America 5.30%, due 11/20/2006 *	$532	$532
Commercial Paper (3.7%)
Barton Capital LLC–144A 5.27%, due 11/02/2006	213	213
CAFCO Funding LLC–144A 5.29%, due 11/17/2006	311	311
CIESCO LLC–144A 5.29%, due 11/16/2006	213	213
Clipper Receivables Corp. 5.28%, due 11/15/2006	106	106
Commonwealth Bank of Australia 5.29%, due 11/30/2006	213	213
Compass Securitization–144A 5.31%, due 12/15/2006	213	213
CRC Funding LLC–144A 5.31%, due 12/19/2006	204	204
Fairway Finance Corp.–144A 5.28%, due 11/17/2006 5.29%, due 11/22/2006	319 207	319 207
Falcon Asset Securitization Corp.–144A 5.29%, due 11/14/2006	106	106
General Electric Capital Corp. 5.29%, due 11/03/2006	425	425
Govco, Inc.–144A 5.28%, due 11/10/2006	106	106
Greyhawk Funding–144A 5.30%, due 11/27/2006	213	213
Jupiter Securitization Corp.–144A 5.28%, due 11/06/2006	213	213
Lexington Parker Capital Corp.–144A 5.29%, due 11/09/2006	213	213
Old Line Funding LLC–144A 5.28%, due 11/15/2006	213	213
Ranger Funding Co. LLC–144A 5.29%, due 11/16/2006	106	106
Sheffield Receivables Corp.–144A 5.28%, due 11/08/2006 5.30%, due 11/28/2006	106 213	106 213

	Principal	Value
Commercial Paper (continued)
Three Pillars Funding LLC–144A 5.29%, due 11/20/2006	$213	$213
Variable Funding Capital Co. LLC–144A 5.27%, due 11/08/2006 5.29%, due 11/28/2006	425 101	425 101
Yorktown Capital LLC 5.30%, due 12/14/2006	213	213
Euro Dollar Overnight (0.6%)
Fortis Bank 5.26%, due 11/07/2006	425	425
Societe Generale 5.28%, due 11/01/2006	213	213
Svenska Handlesbanken 5.30%, due 11/01/2006	111	111
Euro Dollar Terms (4.1%)
Abbey National PLC 5.28%, due 12/01/2006	425	425
BancoBilbao Vizcaya Argentaria SA 5.31%, due 01/03/2007	213	213
Bank of Montreal 5.28%, due 12/04/2006	213	213
Bank of Nova Scotia 5.27%, due 11/13/2006	425	425
Barclays 5.31%, due 11/21/2006 5.30%, due 01/03/2007	532 425	532 425
BNP Paribas 5.28%, due 12/12/2006 5.28%, due 12/15/2006	319 426	319 426
Canadian Imperial Bank of Commerce 5.28%, due 11/29/2006	532	532
Credit Suisse First Boston Corp. 5.29%, due 12/22/2006	638	638
Fortis Bank 5.26%, due 11/09/2006 5.30%, due 11/20/2006	213 213	213 213
HBOS Halifax Bank of Scotland 5.30%, due 01/08/2007	213	213
Royal Bank of Canada 5.30%, due 11/17/2006	213	213
Toronto Dominion Bank 5.30%, due 12/11/2006	213	213
UBS AG 5.30%, due 01/04/2007	213	213

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

5

TA IDEX Jennison Growth

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
Repurchase Agreements (3.7%) ††
Credit Suisse First Boston Corp. 5.35%, dated 10/31/2006 to be repurchased at $629 on 11/01/2006	$629	$629
Goldman Sachs Group, Inc. (The) 5.35%, dated 10/31/2006 to be repurchased at $1,064 on 11/01/2006	1,064	1,064
Merrill Lynch & Co. 5.30%, dated 10/31/2006 to be repurchased at $2,341 on 11/01/2006	2,340	2,340
Morgan Stanley Dean Witter & Co. 5.30%, dated 10/31/2006 to be repurchased at $744 on 11/01/2006	744	744

	Shares	Value
Investment Companies (0.4%)
Barclays Global Investor Institutional Money Market Fund 1-day yield of 5.24%	425,503	$426
Merrimac Cash Fund, Premium Class 1-day yield of 5.09% @	157,114	157
Total Security Lending Collateral (cost: $16,932)		16,932
Total Investment Securities (cost: $133,154) #		$146,420

NOTES TO SCHEDULE OF INVESTMENTS:

‡  Non-income producing.

†  At October 31, 2006, all or a portion of this security is on loan (see Note 1). The value at October 31, 2006, of all securities on loan is $16,444.

*  Floating or variable rate note. Rate is listed as of October 31, 2006.

††  Cash collateral for the Repurchase Agreements, valued at $4,944, that serve as collateral for securities lending, are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.25% and 11/06/2006–3/15/2046, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

#  Aggregate cost for federal income tax purposes is $133,452. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $15,702 and $2,734, respectively. Net unrealized appreciation for tax purposes is $12,968.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2006, these securities aggregated $3,908 or 3.0% of the net assets of the Fund.

ADR  American Depositary Receipt

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

6

TA IDEX Jennison Growth

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2006
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $133,154) (including securities loaned of $16,444)	$146,420
Cash	343
Receivables:
Investment securities sold	1,830
Interest	4
Income from loaned securities	8
Dividends	40
Other	7
148,652
Liabilities:
Investment securities purchased	466
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	191
Management and advisory fees	92
Transfer agent fees	13
Administration fees	2
Payable for collateral for securities on loan	16,932
Other	39
17,735
Net Assets	$130,917
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$112,373
Undistributed (accumulated) net investment income (loss)	(2)
Undistributed (accumulated) net realized gain (loss) from investment securities	5,280
Net unrealized appreciation (depreciation) on investment securities	13,266
Net Assets	$130,917
Net Assets by Class:
Class A	$10,924
Class B	17,590
Class C	6,130
Class I	96,273
Shares Outstanding:
Class A	963
Class B	1,654
Class C	575
Class I	8,443
Net Asset Value Per Share:
Class A	$11.35
Class B	10.63
Class C	10.66
Class I	11.40
Maximum Offering Price Per Share (a):
Class A	$12.01

(a)  Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B, C, and I shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 2006 (b)
(all amounts in thousands)

Investment Income:
Dividends (net of withholding taxes on foreign dividends of $110)	$1,074
Interest	54
Income from loaned securities–net	33
1,161
Expenses:
Management and advisory fees	1,067
Distribution and service fees:
Class A	25
Class B	107
Class C	36
Transfer agent fees:
Class A	53
Class B	78
Class C	28
Class I	– (c)
Printing and shareholder reports	27
Custody fees	23
Administration fees	27
Legal fees	5
Audit fees	19
Trustees fees	13
Registration fees	6
Other	3
Total expenses	1,517
Net Investment Income (Loss)	(356)
Net Realized and Unrealized Gain (Loss)
Realized gain (loss) from investment securities	5,829
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	(1,651)
Net Realized and Unrealized Gain (Loss) on Investment Securities	4,178
Net Increase (Decrease) in Net Assets Resulting from Operations	$3,822

(b)  Class I was offered for investment on November 15, 2005.

(c)  Rounds to less than $1.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

7

TA IDEX Jennison Growth

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	October 31, 2006 (a)	October 31, 2005
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$(356)	$(750)
Net realized gain (loss) from investment securities	5,829	4,168
Change in unrealized appreciation (depreciation) on investment securities	(1,651)	11,261
	3,822	14,679
Distributions to Shareholders:
From net realized gains:
Class A	(277)	–
Class B	(623)	–
Class C	(208)	–
Class I	(1,276)	–
	(2,384)	–
Capital Share Transactions:
Proceeds from shares sold:
Class A	400	31,699
Class B	1,307	2,484
Class C	174	3,501
Class I	97,108	–
	98,989	37,684
Dividends and distributions reinvested:
Class A	266	–
Class B	544	–
Class C	189	–
Class I	1,276	–
	2,275	–
Cost of shares redeemed:
Class A	(56,926)	(33,134)
Class B	(17,354)	(8,862)
Class C	(5,645)	(7,650)
Class I	(721)	–
	(80,646)	(49,646)
Redemption Fees:
Class A	– (b)	– (b)
Class B	– (b)	–
Class C	– (b)	– (b)
	– (b)	– (b)
Automatic conversions:
Class A	300	177
Class B	(300)	(177)
	–	–
	20,618	(11,962)
Net increase (decrease) in net assets	22,056	2,717
Net Assets:
Beginning of year	108,861	106,144
End of year	$130,917	$108,861
Undistributed (Accumulated) Net Investment Income (Loss)	$(3)	$(3)

	October 31, 2006 (a)	October 31, 2005
Share Activity:
Shares issued:
Class A	34	3,083
Class B	119	251
Class C	16	364
Class I	8,400	–
	8,569	3,698
Shares issued-reinvested from distributions:
Class A	23	–
Class B	49	–
Class C	17	–
Class I	109	–
	198	–
Shares redeemed:
Class A	(4,991)	(3,299)
Class B	(1,640)	(919)
Class C	(530)	(807)
Class I	(66)	–
	(7,227)	(5,025)
Automatic conversions:
Class A	27	17
Class B	(29)	(18)
	(2)	(1)
Net increase (decrease) in shares outstanding:
Class A	(4,907)	(199)
Class B	(1,501)	(686)
Class C	(497)	(443)
Class I	8,443	–
	1,538	(1,328)

(a)  Class I was offered for investment on November 15, 2005.

(b)  Amount rounds to less than $1.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

8

TA IDEX Jennison Growth

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2006	$11.06	$(0.06)	$0.56	$0.50	$–	$(0.21)	$(0.21)	$11.35
	10/31/2005	9.52	(0.03)	1.57	1.54	–	–	–	11.06
	10/31/2004	8.54	(0.07)	1.05	0.98	–	–	–	9.52
	10/31/2003	6.88	(0.04)	1.70	1.66	–	–	–	8.54
	10/31/2002	8.04	(0.05)	(1.11)	(1.16)	–	–	–	6.88
Class B	10/31/2006	10.39	(0.08)	0.53	0.45	–	(0.21)	(0.21)	10.63
	10/31/2005	9.03	(0.11)	1.47	1.36	–	–	–	10.39
	10/31/2004	8.14	(0.12)	1.01	0.89	–	–	–	9.03
	10/31/2003	6.60	(0.08)	1.62	1.54	–	–	–	8.14
	10/31/2002	7.77	(0.10)	(1.07)	(1.17)	–	–	–	6.60
Class C	10/31/2006	10.41	(0.08)	0.54	0.46	–	(0.21)	(0.21)	10.66
	10/31/2005	9.05	(0.12)	1.48	1.36	–	–	–	10.41
	10/31/2004	8.14	(0.15)	1.06	0.91	–	–	–	9.05
	10/31/2003	6.60	(0.09)	1.63	1.54	–	–	–	8.14
Class I	10/31/2006	11.43	– (h)	0.18	0.18	–	(0.21)	(0.21)	11.40

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)		Net Investment Income (Loss) to Average		Portfolio Turnover
	Ended (g)	Return (c)	(000's)	Net (e)	Total (f)	Net Assets (a)		Rate (b)
Class A	10/31/2006	4.44%	$10,924	1.41%	1.41%	(0.56	)%(i)	80%
	10/31/2005	16.18	64,920	1.41	1.41	(0.33	)(i)	86
	10/31/2004	11.48	57,760	1.59	1.59	(0.79)		147
	10/31/2003	24.13	18,833	1.75	1.90	(0.54)		100
	10/31/2002	(14.47)	21,836	1.75	1.82	(0.52)		98
Class B	10/31/2006	4.24	17,590	1.62	1.62	(0.75	)(i)	80
	10/31/2005	15.06	32,778	2.27	2.27	(1.18)		86
	10/31/2004	10.93	34,667	2.24	2.24	(1.37)		147
	10/31/2003	23.33	37,500	2.40	2.55	(1.19)		100
	10/31/2002	(15.10)	37,363	2.40	2.47	(1.17)		98
Class C	10/31/2006	4.33	6,130	1.66	1.66	(0.79	)(i)	80
	10/31/2005	15.03	11,163	2.37	2.37	(1.20	)(i)	86
	10/31/2004	11.18	13,717	2.39	2.39	(1.68)		147
	10/31/2003	23.33	607	2.40	2.55	(1.19)		100
Class I	10/31/2006	1.50	96,273	0.89	0.89	(0.02)		80

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.

(d)  Per share information is calculated based on the average number of shares outstanding.

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  The inception dates for the Fund's offering of share classes were as follows:

Class C was November 11, 2002.
    Class I was November 15, 2005.

(h)  Rounds to less than $(0.01) per share.

(i)  Ratio of Net Investment Income (Loss) to Average Net Assets are inclusive of Redemption Fees, if any. The impact of Redemption Fees is less than 0.01% for Class A, Class B and Class C, respectively.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

9

TA IDEX Jennison Growth

NOTES TO FINANCIAL STATEMENTS
At October 31, 2006
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

In the normal course of business, TA IDEX Jennison Growth (the "Fund") enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently has four classes of shares, Class A, Class B, Class C and Class I, each with different expense levels. Classes A, B, and C are closed to new investors. Class I commenced operations on November 15, 2005. Class I is only available for investment to certain affiliated asset allocation funds. Prior to 11/15, certain affiliated asset allocation funds invested in Class A. Class B shares will convert to Class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2006 was paying an interest rate of 3.65%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which Transamerica IDEX Mutual Funds has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within Transamerica IDEX Mutual Funds, or by any other party.

Recaptured commissions during the year ended October 31, 2006 of $26 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $14, earned by IBT for its services.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as

Transamerica IDEX Mutual Funds

Annual Report 2006

10

TA IDEX Jennison Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2006
(all amounts in thousands)

NOTE 1.–(continued)

the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Redemption fees: A short-term trading redemption fee may be assessed on any Fund shares in a fund account that are sold during the first five (5) NYSE trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2006, the Fund received less than $1 in redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

NOTE 2.  RELATED PARTY TRANSACTIONS

Transamerica Fund Advisors, Inc. ("TFAI") is the Fund's investment adviser. Transamerica Fund Services, Inc. ("TFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. TFAI, TFS, and AFSG are affiliates of AEGON NV, a Netherlands corporation.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at October 31, 2006:

	Net Assets	% of Net Assets
TA IDEX Asset Allocation– Growth Portfolio	$96,273	73.54%
Total	$96,273	73.54%

Investment advisory fees: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

From November 1, 2005 to December 31, 2005:

0.80% of the first $500 million of ANA
0.70% of ANA over $500 million

From January 1, 2006 on:

0.80% of the first $250 million of ANA
0.775% of the next $250 million of ANA
0.70% of the next $500 million of ANA
0.675% of the next $500 million of ANA
0.65% of ANA over $1.5 billion

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.40% Expense Limit

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%
Class B	1.00%
Class C	1.00%
Class I	N/A

From February 28, 2006 through March 1, 2007, the Fund will not pay 12b-1 fees under these plans.

Underwriter commissions relate to front-end sales charges imposed for Class A shares and contingent deferred sales charges from Classes B, C, and certain A share redemptions. For the year ended October 31, 2006, the underwriter commissions were as follows:

Received by Underwriter	$10
Retained by Underwriter	1
Contingent Deferred Sales Charge	4

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are fees paid to external legal counsel.

Transfer agent fees: The Fund pays TFS an annual per-account charge for each open and closed account. The Fund paid TFS $147 for the year ended October 31, 2006.

Brokerage commissions: Brokerage commissions incurred on security transactions placed with an affiliate of the adviser for the year ended October 31, 2006 were $1.

Deferred compensation plan: Each eligible independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan maintained by Transamerica IDEX Mutual Funds (the "Plan"). Under the Plan, such Trustees may defer payment of all or a portion of their

Transamerica IDEX Mutual Funds

Annual Report 2006

11

TA IDEX Jennison Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2006
(all amounts in thousands)

NOTE 2.–(continued)

total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds, including the Fund. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of October 31, 2006, to $7.

Retirement plan: Under a retirement plan (the "Emeritus Plan") available to the Disinterested Trustees, each Disinterested Trustee is deemed to have elected to serve as Trustee Emeritus of Transamerica IDEX upon his or her termination of service, other than removal for cause, for a maximum period of five years determined by his or her years of service as a Trustee.

Such amounts shall be accrued by Transamerica IDEX on a pro rata basis allocable to each Transamerica IDEX fund based on the relative assets of the fund. If retainers increase in the future, past accruals (and credits) will be adjusted upward so that 50% of the Trustee's current retainer is accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred become payable to an Emeritus Trustee (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation will be paid on a quarterly basis during the time period that the Trustee Emeritus is allowed to serve as such.

Amounts deferred and accrued under the Deferred Compensation and Emeritus Plans are unfunded and unsecured claims against the general assets of Transamerica IDEX. For the period ended October 31, 2006, the amount related to the Emeritus Plan was $7. As of October 31, 2006, the Fund has not made any payments related to the Emeritus Plan.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2006 were as follows:

Purchases of securities:
Long-Term	$121,701
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	104,317
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales and net operating losses.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Shares of beneficial interest, unlimited shares authorized	$(356)
Undistributed (accumulated) net investment income (loss)	357
Undistributed (accumulated) net realized gain (loss) from investment securities	(1)

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2005 and 2006 was as follows:

2005 Distributions paid from:
Ordinary Income	$–
Long-term Capital Gain	–
2006 Distributions paid from:
Ordinary Income	1
Long-term Capital Gain	2,384

The tax basis components of distributable earnings as of October 31, 2006 are as follows:

Undistributed Ordinary Income	$–
Undistributed Long-term Capital Gain	$5,577
Capital Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$12,967

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing

Transamerica IDEX Mutual Funds

Annual Report 2006

12

TA IDEX Jennison Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2006
(all amounts in thousands)

NOTE 5.–(continued)

and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

NOTE 6.  RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Manager is evaluating the application of FIN 48 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the financial statements.

In September 2006, FASB issued its new Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted. The Manager is evaluating the application of FAS 157 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, the Fund's financial statements.

Transamerica IDEX Mutual Funds

Annual Report 2006

13

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX Jennison Growth:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX Jennison Growth (the "Fund") at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

Tampa, Florida
December 27, 2006

Transamerica IDEX Mutual Funds

Annual Report 2006

14

TA IDEX Jennison Growth

SUPPLEMENTAL INFORMATION (unaudited)
TAX INFORMATION

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $2,384 for the year ended October 31, 2006.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2006. Complete information will be computed and reported in conjunction with your 2006 Form 1099-DIV.

Transamerica IDEX Mutual Funds

Annual Report 2006

15

TA IDEX Legg Mason Partners All Cap

MARKET ENVIRONMENT

We believe the next twelve months will be characterized by several trends. First, we think it is likely that larger companies will replace smaller ones in terms of market leadership. We believe the performance of the largest 50 companies in the Standard and Poor's 500 Composite Index relative to the next 51-500 in the index strongly suggests something important has been happening in recent months. Larger companies have outperformed for one of the few times in the last seven years. We also believe a weaker dollar reinforces our belief that larger companies will be solid performers on both absolute and relative bases. Many of our larger companies derive 40-70% of their revenues from abroad and a weaker dollar would enhance their results.

PERFORMANCE

For the year ended October 31, 2006, TA IDEX Legg Mason Partners All Cap, Class A returned 16.74%. By comparison its benchmark, the Russell 3000 Index returned 16.37%.

Effective October 27, 2006, TA IDEX Salomon All Cap was renamed TA IDEX Legg Mason Partners All Cap and changed its sub-adviser from Salomon Brothers Asset Management Inc. to ClearBridge Advisors, LLC.

STRATEGY REVIEW

The largest sector contributors to absolute performance included financials, information technology ("IT"), and consumer discretionary, while the smallest contributors were the utilities, telecommunication services, and the consumer staples sectors.

Overweight sectors included consumer discretionary, health care, IT, and materials. Underweight sectors relative to the benchmark included consumer staples, financials, industrials and telecommunications services.

The five largest contributors to portfolio's performance during the latest fiscal year were News Corporation, RTI International Metals, Inc., Cisco Systems, Inc., JPMorgan Chase & Co., and Merrill Lynch & Co., Inc. The five largest detractors to performance included The Home Depot, Inc., Amgen Inc., Aphton Corporation, The Dow Chemical Company, and Lear Corporation.

John J. Goode
Peter J. Hable

Co-Fund Managers
ClearBridge Advisors, LLC

Transamerica IDEX Mutual Funds

Annual Report 2006

1

TA IDEX Legg Mason Partners All Cap

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Average Annual Total Return for Periods Ended 10/31/06

	1 year	5 years	From Inception	Inception Date
Class A (NAV)	16.74%	6.83%	9.33%	3/1/99
Class A (POP)	10.32%	5.63%	8.53%	3/1/99
Russell 3000[1]	16.37%	8.35%	4.07%	3/1/99
Class B (NAV)	15.97%	6.09%	8.61%	3/1/99
Class B (POP)	10.97%	5.93%	8.61%	3/1/99
Class C (NAV)	16.04%	–	14.97%	11/11/02
Class C (POP)	15.04%	–	14.97%	11/11/02

NOTES

1  The Russell 3000 (Russell 3000) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2006 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

The Fund is non-diversified. Investments in a "non-diversified" fund may be subject to specific risks such as susceptibility to single economic, political, or regulatory events, and may be subject to greater loss than investments in a diversified fund.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund.

Effective October 27, 2006, the portfolio changed its name from TA IDEX Salomon All Cap to TA IDEX Legg Mason Partners All Cap and changed its sub-adviser from Salomon Brothers Asset Management Inc ("SaBAM") to ClearBridge Advisors, LLC.

Transamerica IDEX Mutual Funds

Annual Report 2006

2

TA IDEX Legg Mason Partners All Cap

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2006 and held for the entire period until October 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$1,035.30	1.55%	$7.95
Hypothetical (b)	1,000.00	1,017.39	1.55	7.88
Class B
Actual	1,000.00	1,031.70	2.20	11.27
Hypothetical (b)	1,000.00	1,014.12	2.20	11.17
Class C
Actual	1,000.00	1,032.30	2.09	10.71
Hypothetical (b)	1,000.00	1,014.67	2.09	10.61

(a)  Expenses are calculated using the Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At October 31, 2006

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

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Annual Report 2006

3

TA IDEX Legg Mason Partners All Cap

SCHEDULE OF INVESTMENTS
At October 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (97.2%)
Aerospace (1.3%)
Boeing Co. (The)	34,700	$2,771
Amusement & Recreation Services (2.3%)
Disney (Walt) Co. (The)	152,100	4,785
Apparel & Accessory Stores (0.3%)
Gap (The), Inc. †	27,700	582
Automotive (0.9%)
Lear Corp. †	63,500	1,918
Beverages (0.6%)
Molson Coors Brewing Co.–Class B	18,100	1,288
Business Services (2.5%)
eBay, Inc. ‡	45,900	1,475
Interpublic Group of Cos., Inc. †‡	339,400	3,703
Chemicals & Allied Products (2.6%)
Dow Chemical Co. (The)	52,000	2,121
du Pont (E.I.) de Nemours & Co.	71,600	3,279
Commercial Banks (6.7%)
Bank of America Corp.	94,633	5,098
JP Morgan Chase & Co.	125,600	5,959
State Street Corp.	42,100	2,704
Communications Equipment (2.7%)
Motorola, Inc.	131,000	3,021
Nokia Corp., ADR †	130,400	2,592
Computer & Data Processing Services (2.9%)
Microsoft Corp.	160,200	4,599
VeriSign, Inc. †‡	56,400	1,166
Wave Systems Corp.–Class A †‡	52,633	161
Computer & Office Equipment (4.6%)
Cisco Systems, Inc. ‡	240,700	5,808
International Business Machines Corp.	32,900	3,038
Lexmark International, Inc. ‡	10,900	693
Diversified (2.2%)
Honeywell International, Inc.	109,000	4,591
Electronic & Other Electric Equipment (2.1%)
Samsung Electronics Co., Ltd., GDR–144A	13,300	4,313
Electronic Components & Accessories (2.5%)
Intel Corp.	29,200	623
Novellus Systems, Inc. ‡	63,300	1,750
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	289,536	2,809
Food & Kindred Products (2.6%)
Smithfield Foods, Inc. ‡	3,900	105
Unilever PLC	109,575	2,719
Unilever PLC, Sponsored ADR	101,719	2,470

	Shares	Value
Food Stores (1.8%)
Safeway, Inc.	124,400	$3,652
Gas Production & Distribution (1.1%)
Williams Cos., Inc. (The)	89,700	2,191
Health Services (1.2%)
Enzo Biochemical, Inc. †‡	177,299	2,535
Industrial Machinery & Equipment (4.1%)
Applied Materials, Inc.	139,100	2,419
Baker Hughes, Inc.	21,900	1,512
Caterpillar, Inc.	48,300	2,932
Deere & Co.	19,700	1,677
Instruments & Related Products (3.3%)
Agilent Technologies, Inc. ‡	64,700	2,303
Raytheon Co.	91,300	4,561
Insurance (6.7%)
American International Group, Inc.	41,200	2,767
Chubb Corp.	67,960	3,612
MGIC Investment Corp.	49,700	2,920
PMI Group, Inc. (The) †	108,200	4,615
Insurance Agents, Brokers & Service (1.0%)
Hartford Financial Services Group, Inc. (The)	24,200	2,110
Lumber & Other Building Materials (1.7%)
Home Depot, Inc. (The)	93,600	3,494
Lumber & Wood Products (1.1%)
Weyerhaeuser Co.	36,800	2,340
Medical Instruments & Supplies (0.1%)
Medtronic, Inc.	2,200	107
Motion Pictures (5.1%)
News Corp., Inc.–Class B †	294,900	6,411
Time Warner, Inc.	211,300	4,228
Oil & Gas Extraction (3.3%)
Anadarko Petroleum Corp.	34,200	1,588
BJ Services Co.	30,100	908
GlobalSantaFe Corp.	28,500	1,479
Halliburton Co.	54,400	1,760
Schlumberger, Ltd.	17,700	1,117
Paper & Allied Products (0.6%)
Kimberly-Clark Corp.	18,300	1,217
Petroleum Refining (3.4%)
Chevron Corp.	20,700	1,391
ConocoPhillips	17,800	1,072
Exxon Mobil Corp.	28,800	2,057
Murphy Oil Corp.	52,100	2,457

The notes to the financial statements are an integral part of this report.

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Annual Report 2006

4

TA IDEX Legg Mason Partners All Cap

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
Pharmaceuticals (13.3%)
Abbott Laboratories	100,200	$4,761
GlaxoSmithKline PLC, ADR	57,900	3,083
Johnson & Johnson	59,000	3,977
Lilly (Eli) & Co.	38,200	2,140
Novartis AG, ADR	70,200	4,263
Pfizer, Inc.	167,800	4,472
Wyeth	93,900	4,792
Primary Metal Industries (2.0%)
Alcoa, Inc.	77,700	2,246
RTI International Metals, Inc. †‡	30,000	1,840
Radio & Television Broadcasting (2.4%)
Pearson PLC	329,200	4,857
Retail Trade (1.7%)
Wal-Mart Stores, Inc.	70,500	3,474
Security & Commodity Brokers (4.5%)
American Express Co.	51,400	2,971
Franklin Resources, Inc.	7,100	809
Merrill Lynch & Co., Inc.	62,500	5,464
Telecommunications (2.0%)
Vodafone Group PLC, ADR †	157,237	4,065
Total Common Stocks (cost: $164,626)		200,787
	Principal	Value
SECURITY LENDING COLLATERAL (11.7%)
Debt (11.3%)
Bank Notes (0.4%)
Bank of America 5.30%, due 11/20/2006 *	$754	$754
Commercial Paper (3.4%)
Barton Capital LLC–144A 5.27%, due 11/02/2006	302	302
CAFCO Funding LLC–144A 5.29%, due 11/17/2006	442	442
CIESCO LLC–144A 5.29%, due 11/16/2006	302	302
Clipper Receivables Corp. 5.28%, due 11/15/2006	151	151
Commonwealth Bank of Australia 5.29%, due 11/30/2006	302	302
Compass Securitization–144A 5.31%, due 12/15/2006	302	302
CRC Funding LLC–144A 5.31%, due 12/19/2006	289	289
Fairway Finance Corp.–144A 5.28%, due 11/17/2006 5.29%, due 11/22/2006	453 294	453 294

	Principal	Value
Commercial Paper (continued)
Falcon Asset Securitization Corp.–144A 5.29%, due 11/14/2006	$151	$151
General Electric Capital Corp. 5.29%, due 11/03/2006	603	603
Govco, Inc.–144A 5.28%, due 11/10/2006	151	151
Greyhawk Funding–144A 5.30%, due 11/27/2006	302	302
Jupiter Securitization Corp.–144A 5.28%, due 11/06/2006	302	302
Lexington Parker Capital Corp.–144A 5.29%, due 11/09/2006	302	302
Old Line Funding LLC–144A 5.28%, due 11/15/2006	302	302
Ranger Funding Co. LLC–144A 5.29%, due 11/16/2006	151	151
Sheffield Receivables Corp.–144A 5.28%, due 11/08/2006 5.30%, due 11/28/2006	151 302	151 302
Three Pillars Funding LLC–144A 5.29%, due 11/20/2006	302	302
Variable Funding Capital Co. LLC–144A 5.27%, due 11/08/2006 5.29%, due 11/28/2006	604 143	604 143
Yorktown Capital LLC 5.30%, due 12/14/2006	302	302
Euro Dollar Overnight (0.5%)
Fortis Bank 5.26%, due 11/07/2006	604	604
Societe Generale 5.28%, due 11/01/2006	302	302
Svenska Handlesbanken 5.30%, due 11/01/2006	158	158
Euro Dollar Terms (3.7%)
Abbey National PLC 5.28%, due 12/01/2006	604	604
BancoBilbao Vizcaya Argentaria SA 5.31%, due 01/03/2007	302	302
Bank of Montreal 5.28%, due 12/04/2006	302	302
Bank of Nova Scotia 5.27%, due 11/13/2006	604	604
Barclays 5.31%, due 11/21/2006 5.30%, due 01/03/2007	754 604	754 604
BNP Paribas 5.28%, due 12/12/2006 5.28%, due 12/15/2006	453 604	453 604

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

5

TA IDEX Legg Mason Partners All Cap

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
Euro Dollar Terms (continued)
Canadian Imperial Bank of Commerce 5.28%, due 11/29/2006	$754	$754
Credit Suisse First Boston Corp. 5.29%, due 12/22/2006	905	905
Fortis Bank 5.26%, due 11/09/2006 5.30%, due 11/20/2006	302 302	302 302
HBOS Halifax Bank of Scotland 5.30%, due 01/08/2007	302	302
Royal Bank of Canada 5.30%, due 11/17/2006	302	302
Toronto Dominion Bank 5.30%, due 12/11/2006	302	302
UBS AG 5.30%, due 01/04/2007	302	302
Repurchase Agreements (3.3%) ††
Credit Suisse First Boston Corp. 5.35%, dated 10/31/2006 to be repurchased at $893 on 11/01/2006	892	892
Goldman Sachs Group, Inc. (The) 5.35%, dated 10/31/2006 to be repurchased at $1,510 on 11/01/2006	1,509	1,509
Merrill Lynch & Co. 5.30%, dated 10/31/2006 to be repurchased at $3,321 on 11/01/2006	3,320	3,320
Morgan Stanley Dean Witter & Co. 5.30%, dated 10/31/2006 to be repurchased at $1,055 on 11/01/2006	1,055	1,055

	Shares	Value
Investment Companies (0.4%)
Barclays Global Investor Institutional Money Market Fund 1-day yield of 5.24%	603,743	$604
Merrimac Cash Fund, Premium Class 1-day yield of 5.09% @	222,928	223
Total Security Lending Collateral (cost: $24,024)		24,024
Total Investment Securities (cost: $188,650) #		$224,811

NOTES TO SCHEDULE OF INVESTMENTS:

†  At October 31, 2006, all or a portion of this security is on loan (see Note 1). The value at October 31, 2006, of all securities on loan is $22,818.

‡  Non-income producing.

*  Floating or variable rate note. Rate is listed as of October 31, 2006.

††  Cash collateral for the Repurchase Agreements, valued at $7,014, that serve as collateral for securities lending, are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.25% and 11/06/2006–3/15/2046, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

#  Aggregate cost for federal income tax purposes is $189,327. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $36,716 and $1,232, respectively. Net unrealized appreciation for tax purposes is $35,484.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2006, these securities aggregated $9,860 or 4.8% of the net assets of the Fund.

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

6

TA IDEX Legg Mason Partners All Cap

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2006
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $188,650) (including securities loaned of $22,818)	$224,811
Cash	6,659
Receivables:
Shares of beneficial interest sold	55
Interest	24
Dividends	130
Dividend reclaims receivable	13
Other	27
231,719
Liabilities:
Investment securities purchased	165
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	565
Management and advisory fees	148
Distribution and service fees	149
Transfer agent fees	53
Administration fees	4
Payable for collateral for securities on loan	24,024
Other	82
25,190
Net Assets	$206,529
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$141,085
Undistributed (accumulated) net investment income (loss)	40
Undistributed (accumulated) net realized gain (loss) from investment securities and foreign currency transactions	29,244
Net unrealized appreciation (depreciation) on investment securities	36,160
Net Assets	$206,529
Net Assets by Class:
Class A	$55,622
Class B	109,567
Class C	41,340
Shares Outstanding:
Class A	3,060
Class B	6,354
Class C	2,396
Net Asset Value Per Share:
Class A	$18.18
Class B	17.24
Class C	17.25
Maximum Offering Price Per Share (a):
Class A	$19.24

(a)  Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B and C shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 2006 (b)
(all amounts in thousands)

Investment Income:
Dividends (net of withholding taxes on foreign dividends of $36)	$4,431
Interest	233
Income from loaned securities–net	65
4,729
Expenses:
Management and advisory fees	1,856
Distribution and service fees:
Class A	217
Class B	1,166
Class C	443
Transfer agent fees:
Class A	182
Class B	335
Class C	98
Class I	– (c)
Printing and shareholder reports	106
Custody fees	38
Administration fees	46
Legal fees	10
Audit fees	19
Trustees fees	22
Registration fees	37
Other	8
Total expenses	4,583
Less:
Reimbursement of class expenses:
Class A	(11)
Class B	(15)
Total reimbursed expenses	(26)
Net expenses	4,557
Net Investment Income (Loss)	172
Net Realized Gain (Loss) from:
Investment securities	29,611
Foreign currency transactions	(35)
29,576
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	8,372
8,372
Net Realized and Unrealized Gain (Loss) on Investment Securities and Foreign Currency Transactions	37,948
Net Increase (Decrease) in Net Assets Resulting from Operations	$38,120

(b)  Class I was offered for investment on November 15, 2005, see Note 1 for further details.

(c)  Rounds to less than $1.

The notes to the financial statements are an integral part of this report.

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Annual Report 2006

7

TA IDEX Legg Mason Partners All Cap

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	October 31, 2006 (a)	October 31, 2005
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$172	$(166)
Net realized gain (loss) from investment securities and foreign currency transactions	29,576	58,878
Change in unrealized appreciation (depreciation) on investment securities	8,372	(15,198)
	38,120	43,514
Distributions to Shareholders:
From net investment income:
Class A	(73)	(19)
Class B	(31)	–
Class C	(12)	–
	(116)	(19)
From net realized gains:
Class A	(1,963)	–
Class B	(4,251)	–
Class C	(1,665)	–
Class I	(1,431)	–
	(9,310)	–
Capital Share Transactions:
Proceeds from shares sold:
Class A	5,337	4,851
Class B	5,189	6,793
Class C	2,352	2,933
Class I	115,961	–
	128,839	14,577
Dividends and distributions reinvested:
Class A	1,945	19
Class B	3,948	–
Class C	1,557	–
Class I	1,431	–
	8,881	19
Cost of shares redeemed:
Class A	(134,522)	(297,064)
Class B	(35,861)	(44,894)
Class C	(17,534)	(23,071)
Class I	(119,300)	–
	(307,217)	(365,029)
Redemption fees:
Class A	– (b)	– (b)
Class B	– (b)	3
Class C	– (b)	– (b)
	– (b)	3
Automatic conversions:
Class A	350	294
Class B	(350)	(294)
	–	–
	(169,497)	(350,430)
Net increase (decrease) in net assets	(140,803)	(306,935)
Net Assets:
Beginning of year	347,332	654,267
End of year	$206,529	$347,332

	October 31, 2006 (a)	October 31, 2005
Undistributed (Accumulated) Net Investment Income (Loss)	$40	$(7)
Share Activity:
Shares issued:
Class A	313	309
Class B	320	452
Class C	146	195
Class I	7,081	–
	7,860	956
Shares issued–reinvested from distributions:
Class A	119	1
Class B	253	–
Class C	100	–
Class I	88	–
	560	1
Shares redeemed:
Class A	(8,195)	(19,117)
Class B	(2,220)	(2,978)
Class C	(1,092)	(1,537)
Class I	(7,169)	–
	(18,676)	(23,632)
Automatic conversions:
Class A	21	19
Class B	(22)	(19)
	(1)	–
Net increase (decrease) in shares outstanding:
Class A	(7,742)	(18,788)
Class B	(1,669)	(2,545)
Class C	(846)	(1,342)
	(10,257)	(22,675)

(a)  Class 1 was offered for investment on November 15, 2005, see Note 1 for further details.

(b)  Rounds to less than $1.

The notes to the financial statements are an integral part of this report.

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Annual Report 2006

8

TA IDEX Legg Mason Partners All Cap

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations			Distributions				Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income		From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2006	$16.10	$0.09	$2.55	$2.64	$(0.01)		$(0.55)	$(0.56)	$18.18
	10/31/2005	14.80	0.06	1.24	1.30	–	(h)	–	–	16.10
	10/31/2004	13.95	(0.03)	0.88	0.85	–		–	–	14.80
	10/31/2003	10.34	(0.04)	3.65	3.61	–		–	–	13.95
	10/31/2002	13.63	–	(3.15)	(3.15)	–		(0.14)	(0.14)	10.34
Class B	10/31/2006	15.39	(0.03)	2.43	2.40	–	(h)	(0.55)	(0.55)	17.24
	10/31/2005	14.27	(0.09)	1.21	1.12	–		–	–	15.39
	10/31/2004	13.53	(0.11)	0.85	0.74	–		–	–	14.27
	10/31/2003	10.08	(0.12)	3.57	3.45	–		–	–	13.53
	10/31/2002	13.41	(0.10)	(3.09)	(3.19)	–		(0.14)	(0.14)	10.08
Class C	10/31/2006	15.39	(0.02)	2.43	2.41	–	(h)	(0.55)	(0.55)	17.25
	10/31/2005	14.26	(0.08)	1.21	1.13	–		–	–	15.39
	10/31/2004	13.53	(0.12)	0.85	0.73	–		–	–	14.26
	10/31/2003	10.26	(0.12)	3.39	3.27	–		–	–	13.53

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)		Net Investment Income (Loss) to Average		Portfolio Turnover
	Ended (g)	Return (c)	(000's)	Net (e)	Total (f)	Net Assets (a)		Rate (b)
Class A	10/31/2006	16.74%	$55,622	1.55%	1.57%	0.52	%(i)	25%
	10/31/2005	8.79	173,929	1.32	1.32	0.36	(i)	27
	10/31/2004	6.09	438,047	1.33	1.33	(0.17)		25
	10/31/2003	34.91	271,958	1.55	1.64	(0.36)		30
	10/31/2002	(23.44)	57,528	1.55	1.65	(0.03)		162
Class B	10/31/2006	15.97	109,567	2.20	2.21	(0.17	)(i)	25
	10/31/2005	7.84	123,494	2.19	2.19	(0.58	)(i)	27
	10/31/2004	5.48	150,829	1.97	1.97	(0.80)		25
	10/31/2003	34.23	158,147	2.20	2.29	(1.01)		30
	10/31/2002	(24.11)	130,709	2.20	2.30	(0.68)		162
Class C	10/31/2006	16.04	41,340	2.15	2.15	(0.12	)(i)	25
	10/31/2005	7.89	49,909	2.15	2.15	(0.53	)(i)	27
	10/31/2004	5.43	65,391	1.99	1.99	(0.83)		25
	10/31/2003	31.87	2,547	2.20	2.29	(1.01)		30

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.

(d)  Per share information is calculated based on average number of shares outstanding.

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  The inception date for the Fund's offering of share Class C was November 11, 2002.

(h)  Rounds to less than $(0.01) per share.

(i)  Ratio of Net Investment Income (Loss) to Average Net Assets are inclusive of Redemption Fees, if any. The impact of Redemption Fees is less than 0.01% for Class A, Class B and Class C, respectively.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

9

TA IDEX Legg Mason Partners All Cap

NOTES TO FINANCIAL STATEMENTS
At October 31, 2006
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

Effective October 27, 2006, TA IDEX Salomon All Cap was renamed to TA IDEX Legg Mason Partners All Cap ("the Fund") and changed its sub-advisor from Salomon Brothers Asset Management Inc ("SaBAM") to ClearBridge Advisors, LLC.

The Fund is "non-diversified" under the 1940 act.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently has four classes of shares, Class A, Class B, Class C and Class I, each with different expense levels. Class I commenced operations on November 15, 2005. Class I is only available for investment to certain affiliated asset allocation funds. Prior to 11/15, certain affiliated asset allocation funds invested in Class A. Class I is currently uninvested. Class B shares will convert to Class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Foreign securities generally are valued based on quotations from the primary market in which they are traded. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund's net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not "readily available." As a result, foreign equity securities held by the Fund may be valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Other securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2006 was paying an interest rate of 3.65%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which Transamerica IDEX Mutual Funds has established a Commission Recapture Program. A Commission Recapture Program

Transamerica IDEX Mutual Funds

Annual Report 2006

10

TA IDEX Legg Mason Partners All Cap

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2006
(all amounts in thousands)

NOTE 1.–(continued)

is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within Transamerica IDEX Mutual Funds, or by any other party.

Recaptured commissions during the year ended October 31, 2006 of $33 are included in net realized gains on the Statement of Operations.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $28, earned by IBT for its services.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Redemption fees: A short-term trading redemption fee may be assessed on any Fund shares in a fund account that are sold during the first five (5) NYSE trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2006, the Fund received less than $1 in redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2.  RELATED PARTY TRANSACTIONS

Transamerica Fund Advisors, Inc. ("TFAI") is the Fund's investment adviser. Transamerica Fund Services, Inc. ("TFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. TFAI, TFS, and AFSG are affiliates of AEGON NV, a Netherlands corporation.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

Investment advisory fees: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.80% of the first $500 million of ANA
0.70% of ANA over $500 million

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.20% Expense Limit

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the reimbursed class expenses.

	Reimbursement of Class Expenses	Available for Recapture Through
Fiscal Year 2006:
Class B	$11	10/31/2009
Class C	15	10/31/2009

Transamerica IDEX Mutual Funds

Annual Report 2006

11

TA IDEX Legg Mason Partners All Cap

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2006
(all amounts in thousands)

NOTE 2.–(continued)

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%
Class B	1.00%
Class C	1.00%
Class I	N/A

In the case the Fund or a class of shares of the Fund is closed to new investors or investments, the Fund is authorized to pay 12b-1 fees for past sales and distribution efforts and present and past investor services.

Underwriter commissions relate to front-end sales charges imposed for Class A shares and contingent deferred sales charges from Classes B, C, and certain A share redemptions. For the year ended October 31, 2006, the underwriter commissions were as follows:

Received by Underwriter	$83
Retained by Underwriter	12
Contingent Deferred Sales Charge	220

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are fees paid to external legal counsel.

Transfer agent fees: The Fund pays TFS an annual per-account charge for each open and closed account. The Fund paid TFS $584 for the year ended October 31, 2006.

Brokerage commissions: Brokerage commissions incurred on security transactions placed with an affiliate of the adviser for the year ended October 31, 2006 were less than $1.

Deferred compensation plan: Each eligible independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan maintained by Transamerica IDEX Mutual Funds (the "Plan"). Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds, including the Fund. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of October 31, 2006, to $26.

Retirement plan: Under a retirement plan (the "Emeritus Plan") available to the Disinterested Trustees, each Disinterested Trustee is deemed to have elected to serve as Trustee Emeritus of Transamerica IDEX upon his or her termination of service, other than removal for cause, for a maximum period of five years determined by his or her years of service as a Trustee.

Such amounts shall be accrued by Transamerica IDEX on a pro rata basis allocable to each Transamerica IDEX fund based on the relative assets of the fund. If retainers increase in the future, past accruals (and credits) will be adjusted upward so that 50% of the Trustee's current retainer is accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred become payable to an Emeritus Trustee (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation will be paid on a quarterly basis during the time period that the Trustee Emeritus is allowed to serve as such.

Amounts deferred and accrued under the Deferred Compensation and Emeritus Plans are unfunded and unsecured claims against the general assets of Transamerica IDEX. For the period ended October 31, 2006, the amount related to the Emeritus Plan was $13. As of October 31, 2006, the Fund has not made any payments related to the Emeritus Plan.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2006 were as follows:

Purchases of securities:
Long-Term	$57,962
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	212,381
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales and deferred compensation.

Transamerica IDEX Mutual Funds

Annual Report 2006

12

TA IDEX Legg Mason Partners All Cap

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2006
(all amounts in thousands)

NOTE 4.–(continued)

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Undistributed (accumulated) net investment income (loss)	$(9)
Undistributed (accumulated) net realized gain (loss) from investment securities	9

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2005 and 2006 was as follows:

2005 Distributions paid from:
Ordinary Income	$19
Long-term Capital Gain	–
2006 Distributions paid from:
Ordinary Income	116
Long-term Capital Gain	9,310

The tax basis components of distributable earnings as of October 31, 2006 are as follows:

Undistributed Ordinary Income	$256
Undistributed Long-term Capital Gain	$29,704
Capital Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$35,484

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

NOTE 6.  RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Manager is evaluating the application of FIN 48 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the financial statements.

In September 2006, FASB issued its new Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted. The Manager is evaluating the application of FAS 157 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, the Fund's financial statements.

Transamerica IDEX Mutual Funds

Annual Report 2006

13

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX Legg Mason Partners All Cap (Formerly TA IDEX Salomon All Cap):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX Legg Mason Partners All Cap (the "Fund") at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida
December 27, 2006

Transamerica IDEX Mutual Funds

Annual Report 2006

14

TA IDEX Legg Mason Partners All Cap

SUPPLEMENTAL INFORMATION (unaudited)
TAX INFORMATION

For dividends paid during the year ended October 31, 2006, the Fund designated $117 as qualified dividend income.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deduction.

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $9,310 for the year ended October 31, 2006.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2006. Complete information will be computed and reported in conjunction with your 2006 Form 1099-DIV.

Transamerica IDEX Mutual Funds

Annual Report 2006

15

TA IDEX Legg Mason Partners Investors Value

MARKET ENVIRONMENT

Interest rates, inflation and oil prices continued to be a key focus of most investors. The markets experienced increased volatility, much of which was triggered by investor confusion over the future of Federal Reserve Board ("Fed") policy. Over the period, equity market returns essentially formed a barbell pattern with strong first and fourth quarters and weaker second and third quarters. The economy seemed to show signs of slowing in late 2005 but then appeared to reaccelerate in early 2006. The Fed continued its tightening campaign and raised the fed funds target rate to 5.25% at the June meeting.

The Fed finally decided to pause in its nearly two year tightening campaign. After seventeen consecutive rate increases, the Fed held the target rate steady at the August, September and October meetings. The Federal Open Market Committee ("FOMC") statement cited "economic growth has slowed over the course of the year, partly reflecting a cooling of the housing market. Going forward, the economy seems likely to expand at a moderate pace." This created a more bullish sentiment for equities.

Crude oil prices fluctuated widely from as high as roughly $77 a barrel to $59 a barrel by the end of the period. The sharp decline was due to diminishing concerns about the Middle East supply, fairly robust inventory levels in the U.S. and some of the other major industrialized nations, and the expected moderation in demand growth from slowing worldwide economies. The decline in energy prices has translated into lower gasoline prices, which has also helped boost consumer confidence.

All sectors of the Standard and Poor's 500 Composite Stock Index ("S&P 500") posted positive returns during the period. Leading sectors included telecommunication services, materials and energy. Lagging sectors included information technology, health care and consumer staples.

PERFORMANCE

For the year ended October 31, 2006, TA IDEX Legg Mason Partners Investors Value, Class A returned 17.14%. By comparison its primary and secondary benchmarks, the S&P 500 and the Russell 1000 Value Index ("Russell 1000 Value"), returned 16.33% and 21.46%, respectively.

Effective October 27, 2006, TA IDEX Salomon Investors Value was renamed TA IDEX Legg Mason Partners Investors Value and changed its sub-adviser from Salomon Brothers Asset Management Inc. to ClearBridge Advisors, LLC.

STRATEGY REVIEW

The portfolio underperformed the Russell 1000 Value during the period. Favorable sector allocation was not enough to offset adverse security selection. An underweight position in energy and a market weight position in information technology contributed positively to performance; however, this benefit was partly offset by the underweight in the materials sector and the overweight in consumer discretionary, which held back performance.

Security selection was strongest in energy and financials and weakest in health care and telecommunication services. Top contributors during the period included AT&T Corp., News Corporation, Marathon Oil Corporation ("Marathon"), Merrill Lynch & Co., Inc. and The Goldman Sachs Group, Inc. We continue to hold all of these stocks, with the exception of Marathon Oil, which was sold during the period.

Stocks that detracted from performance came from a number of different sectors and included Sprint Nextel Corporation ("Sprint Nextel"), UnitedHealth Group Incorporated, Comcast Corporation ("Comcast"), Nortel Networks Corporation ("Nortel") and Masco Corporation.

In August, shares of Sprint Nextel fell sharply due to disappointing second quarter results and lowered guidance. Nevertheless, we continue to hold our position in our portfolio since we believe the investment thesis is not impaired and the specific steps taken by management may position the company for improved performance going forward. Additionally, we sold our position in both Comcast and Nortel during the period.

During the period, the portfolio's exposure to the energy and technology sectors was reduced and its exposure to the industrials and consumer discretionary sectors was increased. We are currently overweight in the consumer discretionary, industrials, and telecommunication services sectors and underweight the energy, financials, and utilities sectors versus the Russell 1000 Value.

Mark J. McAllister, CFA

Robert Feitler

Co-Fund Managers
ClearBridge Advisors, LLC

Transamerica IDEX Mutual Funds

Annual Report 2006

1

TA IDEX Legg Mason Partners Investors Value

Comparison of change in value of $10,000 investment in Class A shares and its comparative indices.

Average Annual Total Return for Periods Ended 10/31/06

	1 year	5 years	From Inception	Inception Date
Class A (NAV)	17.14%	7.62%	6.61%	2/1/97
Class A (POP)	10.70%	6.41%	6.00%	2/1/97
S&P 500[1]	16.33%	7.25%	7.61%	2/1/97
Russell 1000 Value[1]	21.46%	11.64%	10.25%	2/1/97
Class B (NAV)	17.02%	6.99%	5.98%	2/1/97
Class B (POP)	13.20%	6.86%	5.98%	2/1/97
Class C (NAV)	16.99%	–	14.43%	11/11/02
Class C (POP)	16.23%	–	14.43%	11/11/02
Class I (NAV)	–	–	16.22%	11/15/05

NOTES

1  The Standard and Poor's 500 Composite Stock (S&P 500) Index and the Russell 1000 Value (Russell 1000 Value) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2006 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund.

Effective October 27, 2006, the portfolio changed its name from TA IDEX Salomon Investors Value to TA IDEX Legg Mason Partners Investors Value and changed its sub-adviser from Salomon Brothers Asset Management Inc. ("SaBAM") to ClearBridge Advisors, LLC.

This Fund is closed to new investments.

Transamerica IDEX Mutual Funds

Annual Report 2006

2

TA IDEX Legg Mason Partners Investors Value

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2006 and held for the entire period until October 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$1,057.00	1.24%	$6.43
Hypothetical (b)	1,000.00	1,018.95	1.24	6.31
Class B
Actual	1,000.00	1,057.50	1.20	6.22
Hypothetical (b)	1,000.00	1,019.16	1.20	6.11
Class C
Actual	1,000.00	1,057.90	1.21	6.28
Hypothetical (b)	1,000.00	1,019.11	1.21	6.16
Class I
Actual	1,000.00	1,059.90	0.94	4.88
Hypothetical (b)	1,000.00	1,020.47	0.94	4.79

(a)  Expenses are calculated using the Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At October 31, 2006

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

Transamerica IDEX Mutual Funds

Annual Report 2006

3

TA IDEX Legg Mason Partners Investors Value

SCHEDULE OF INVESTMENTS
At October 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (96.5%)
Aerospace (4.8%)
Boeing Co. (The) †	16,800	$1,342
Textron, Inc.	17,200	1,564
United Technologies Corp.	23,400	1,538
Business Credit Institutions (1.6%)
Freddie Mac	21,200	1,463
Chemicals & Allied Products (3.0%)
Air Products & Chemicals, Inc.	17,100	1,191
du Pont (E.I.) de Nemours & Co.	35,400	1,621
Commercial Banks (9.5%)
Bank of America Corp.	37,600	2,026
Bank of New York Co., Inc. (The)	26,500	911
JP Morgan Chase & Co. †	47,800	2,268
Wachovia Corp.	32,653	1,812
Wells Fargo & Co.	49,400	1,793
Communication (1.2%)
EchoStar Communications Corp.–Class A ‡	30,500	1,083
Communications Equipment (2.7%)
Nokia Corp., ADR †	69,700	1,386
SES GLOBAL	72,400	1,110
Computer & Data Processing Services (1.1%)
Microsoft Corp.	35,700	1,025
Computer & Office Equipment (1.1%)
International Business Machines Corp.	11,000	1,016
Electric Services (2.7%)
Sempra Energy	46,800	2,482
Fabricated Metal Products (1.1%)
Parker Hannifin Corp.	11,900	995
Food & Kindred Products (3.4%)
Altria Group, Inc.	39,000	3,172
Food Stores (1.5%)
Kroger Co.	62,200	1,399
Furniture & Fixtures (1.0%)
Masco Corp.	31,800	879
Instruments & Related Products (1.2%)
Raytheon Co. †	21,300	1,064
Insurance (11.9%)
AFLAC, Inc.	24,000	1,078
American International Group, Inc.	26,400	1,773
Chubb Corp.	29,300	1,557
Loews Corp.	48,000	1,868
St. Paul Travelers Cos., Inc. (The)	30,300	1,549

	Shares	Value
Insurance (continued)
UnitedHealth Group, Inc.	31,800	$1,551
WellPoint, Inc. ‡	21,300	1,626
Insurance Agents, Brokers & Service (1.6%)
Marsh & McLennan Cos., Inc.	49,100	1,446
Lumber & Other Building Materials (1.9%)
Home Depot, Inc. (The)	47,100	1,758
Motion Pictures (4.6%)
News Corp., Inc.–Class B †	117,700	2,559
Time Warner, Inc.	84,100	1,683
Oil & Gas Extraction (5.7%)
GlobalSantaFe Corp.	23,900	1,240
Halliburton Co. †	10,800	349
Royal Dutch Shell PLC–Class A, ADR	15,300	1,065
Total SA, ADR †	37,900	2,583
Paper & Allied Products (3.0%)
Avery Dennison Corp.	17,200	1,086
Kimberly-Clark Corp.	25,000	1,663
Personal Credit Institutions (2.6%)
Capital One Financial Corp.	30,800	2,443
Petroleum Refining (1.2%)
Suncor Energy, Inc.	13,900	1,065
Pharmaceuticals (5.3%)
Abbott Laboratories	27,100	1,288
Johnson & Johnson †	14,700	991
Novartis AG, ADR	25,100	1,524
Sanofi-Aventis, ADR	24,900	1,063
Radio & Television Broadcasting (1.3%)
Liberty Media Holding Corp.–Capital–Class A ‡	5,880	524
Liberty Media Holding Corp.–Interactive–Class A ‡	29,400	649
Restaurants (2.2%)
McDonald's Corp.	49,200	2,062
Retail Trade (3.3%)
Target Corp.	18,400	1,089
Wal-Mart Stores, Inc.	40,100	1,976
Rubber & Misc. Plastic Products (1.2%)
Newell Rubbermaid, Inc.	39,200	1,128
Security & Commodity Brokers (6.9%)
American Express Co.	36,500	2,110
Goldman Sachs Group, Inc. (The)	7,600	1,442
Merrill Lynch & Co., Inc.	32,700	2,859

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

4

TA IDEX Legg Mason Partners Investors Value

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
Telecommunications (7.9%)
ALLTEL Corp.	27,600	$1,471
AT&T, Inc.	71,284	2,442
Embarq Corp.	23,145	1,119
Sprint Nextel Corp. †	121,613	2,273
Total Common Stocks (cost: $76,245)		89,092
	Principal	Value
SECURITY LENDING COLLATERAL (15.0%)
Debt (14.5%)
Bank Notes (0.5%)
Bank of America 5.30%, due 11/20/2006 *	$434	$434
Commercial Paper (4.3%)
Barton Capital LLC–144A 5.27%, due 11/02/2006	174	174
CAFCO Funding LLC–144A 5.29%, due 11/17/2006	254	254
CIESCO LLC–144A 5.29%, due 11/16/2006	174	174
Clipper Receivables Corp. 5.28%, due 11/15/2006	87	87
Commonwealth Bank of Australia 5.29%, due 11/30/2006	174	174
Compass Securitization–144A 5.31%, due 12/15/2006	174	174
CRC Funding LLC–144A 5.31%, due 12/19/2006	167	167
Fairway Finance Corp.–144A 5.28%, due 11/17/2006 5.29%, due 11/22/2006	261 169	261 169
Falcon Asset Securitization Corp.–144A 5.29%, due 11/14/2006	87	87
General Electric Capital Corp. 5.29%, due 11/03/2006	347	347
Govco, Inc.–144A 5.28%, due 11/10/2006	87	87
Greyhawk Funding–144A 5.30%, due 11/27/2006	174	174
Jupiter Securitization Corp.–144A 5.28%, due 11/06/2006	174	174
Lexington Parker Capital Corp.–144A 5.29%, due 11/09/2006	174	174
Old Line Funding LLC–144A 5.28%, due 11/15/2006	174	174
Ranger Funding Co. LLC–144A 5.29%, due 11/16/2006	87	87

	Principal	Value
Commercial Paper (continued)
Sheffield Receivables Corp.–144A
5.28%, due 11/08/2006	$87	$87
5.30%, due 11/28/2006	174	174
Three Pillars Funding LLC–144A 5.29%, due 11/20/2006	174	174
Variable Funding Capital Co. LLC–144A 5.27%, due 11/08/2006 5.29%, due 11/28/2006	347 82	347 82
Yorktown Capital LLC 5.30%, due 12/14/2006	174	174
Euro Dollar Overnight (0.7%)
Fortis Bank 5.26%, due 11/07/2006	347	347
Societe Generale 5.28%, due 11/01/2006	174	174
Svenska Handlesbanken 5.30%, due 11/01/2006	91	91
Euro Dollar Terms (4.8%)
Abbey National PLC 5.28%, due 12/01/2006	347	347
BancoBilbao Vizcaya Argentaria SA 5.31%, due 01/03/2007	174	174
Bank of Montreal 5.28%, due 12/04/2006	174	174
Bank of Nova Scotia 5.27%, due 11/13/2006	347	347
Barclays 5.31%, due 11/21/2006 5.30%, due 01/03/2007	434 348	434 348
BNP Paribas 5.28%, due 12/12/2006 5.28%, due 12/15/2006	261 348	261 348
Canadian Imperial Bank of Commerce 5.28%, due 11/29/2006	434	434
Credit Suisse First Boston Corp. 5.29%, due 12/22/2006	521	521
Fortis Bank 5.26%, due 11/09/2006 5.30%, due 11/20/2006	174 174	174 174
HBOS Halifax Bank of Scotland 5.30%, due 01/08/2007	174	174
Royal Bank of Canada 5.30%, due 11/17/2006	174	174
Toronto Dominion Bank 5.30%, due 12/11/2006	174	174
UBS AG 5.30%, due 01/04/2007	174	174

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

5

TA IDEX Legg Mason Partners Investors Value

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
Repurchase Agreements (4.2%) ††
Credit Suisse First Boston Corp. 5.35%, dated 10/31/2006 to be repurchased at $514 on 11/01/2006	$514	$514
Goldman Sachs Group, Inc. (The) 5.35%, dated 10/31/2006 to be repurchased at $869 on 11/01/2006	869	869
Merrill Lynch & Co. 5.30%, dated 10/31/2006 to be repurchased at $1,912 on 11/01/2006	1,912	1,912
Morgan Stanley Dean Witter & Co. 5.30%, dated 10/31/2006 to be repurchased at $608 on 11/01/2006	607	607

	Shares	Value
Investment Companies (0.5%)
Barclays Global Investor Institutional Money Market Fund 1-day yield of 5.24%	347,612	$348
Merrimac Cash Fund, Premium Class 1-day yield of 5.09%@	128,353	128
Total Security Lending Collateral (cost: $13,832)		13,832
Total Investment Securities (cost: $90,077)#		$102,924

NOTES TO SCHEDULE OF INVESTMENTS:

†  At October 31, 2006, all or a portion of this security is on loan (see Note 1). The value at October 31, 2006, of all securities on loan is $13,311.

‡  Non-income producing.

*  Floating or variable rate note. Rate is listed as of October 31, 2006.

††  Cash collateral for the Repurchase Agreements, valued at $4,039, that serve as collateral for securities lending, are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.25% and 11/06/2006–3/15/2046, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

#  Aggregate cost for federal income tax purposes is $90,612. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $12,916 and $604, respectively. Net unrealized appreciation for tax purposes is $12,312.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2006, these securities aggregated $3,194 or 3.5% of the net assets of the Fund.

ADR  American Depositary Receipt

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

6

TA IDEX Legg Mason Partners Investors Value

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2006
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $90,077) (including securities loaned of $13,311)	$102,924
Cash	3,242
Receivables:
Investment securities sold	106
Interest	12
Dividends	88
Dividend reclaims receivable	3
Other	11
106,386
Liabilities:
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	107
Management and advisory fees	65
Transfer agent fees	8
Administration fees	2
Payable for collateral for securities on loan	13,832
Other	37
14,051
Net Assets	$92,335
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$62,114
Undistributed (accumulated) net investment income (loss)	664
Undistributed (accumulated) net realized gain (loss) from investment securities and foreign currency transactions	16,710
Net unrealized appreciation (depreciation) on investment securities	12,847
Net Assets	$92,335
Net Assets by Class:
Class A	$10,885
Class B	12,677
Class C	3,015
Class I	65,758
Shares Outstanding:
Class A	978
Class B	1,231
Class C	295
Class I	5,899
Net Asset Value Per Share:
Class A	$11.12
Class B	10.30
Class C	10.24
Class I	11.15
Maximum Offering Price Per Share (a):
Class A	$11.77

(a)  Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B, C and I shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 2006 (b)
(all amounts in thousands)

Investment Income:
Dividends (net of withholding taxes on foreign dividends of $45)	$2,081
Interest	131
Income from loaned securities–net	7
2,219
Expenses:
Management and advisory fees	841
Distribution and service fees:
Class A	38
Class B	58
Class C	15
Transfer agent fees:
Class A	40
Class B	46
Class C	13
Class I	– (c)
Printing and shareholder reports	27
Custody fees	26
Administration fees	21
Legal fees	4
Audit fees	19
Trustees fees	10
Other	5
Total expenses	1,163
Less:
Reimbursement of class expenses:
Class B	(1)
Class C	(3)
Total reimbursed expenses	(4)
Net expenses	1,159
Net Investment Income (Loss)	1,060
Net Realized Gain (Loss) from:
Investment securities	17,758
Foreign currency transactions	(2)
17,756
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	358
Translation of assets and liabilities denominated in foreign currencies	2
360
Net Realized and Unrealized Gain (Loss) on Investment Securities and Foreign Currency Transactions	18,116
Net Increase (Decrease) in Net Assets Resulting from Operations	$19,176

(b)  Class I was offered for investment on November 15, 2005.

(c)  Rounds to less than $1.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

7

TA IDEX Legg Mason Partners Investors Value

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	October 31, 2006 (a)	October 31, 2005
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$1,060	$3,118
Net realized gain (loss) from investment securities and foreign currency transactions	17,756	44,096
Change in unrealized appreciation (depreciation) on investment securities and foreign currency translation	360	(14,133)
	19,176	33,081
Distributions to Shareholders:
From net investment income:
Class A	(62)	(3,927)
Class B	(32)	(57)
Class C	(8)	(29)
Class I	(322)	–
	(424)	(4,013)
From net realized gains:
Class A	(4,033)	(6,313)
Class B	(6,299)	(331)
Class C	(1,640)	(97)
Class I	(32,188)	–
	(44,160)	(6,741)
Capital Share Transactions:
Proceeds from shares sold:
Class A	292	1,445
Class B	1,891	1,578
Class C	120	559
Class I	226,214	–
	228,517	3,582
Dividends and distributions reinvested:
Class A	4,016	10,228
Class B	6,142	370
Class C	1,518	116
Class I	32,510	–
	44,186	10,714
Cost of shares redeemed:
Class A	(174,854)	(257,683)
Class B	(8,635)	(5,210)
Class C	(2,475)	(2,104)
Class I	(172,521)	–
	(358,485)	(264,997)
Redemption fees:
Class A	— (b)	— (b)
Class C	— (b)	— (b)
	— (b)	— (b)
Automatic conversions:
Class A	533	790
Class B	(533)	(790)
	–	–
	(85,782)	(250,701)
Net increase (decrease) in net assets	(111,190)	(228,374)

	October 31, 2006 (a)	October 31, 2005
Net Assets:
Beginning of year	203,525	431,899
End of year	$92,335	$203,525
Undistributed (Accumulated) Net Investment Income (Loss)	$664	$(2)
Share Activity:
Shares issued:
Class A	26	104
Class B	181	120
Class C	12	43
Class I	17,521	–
	17,740	267
Shares issued–reinvested from distributions:
Class A	403	733
Class B	668	28
Class C	166	9
Class I	3,284	–
	4,521	770
Shares redeemed:
Class A	(12,273)	(18,606)
Class B	(876)	(394)
Class C	(249)	(160)
Class I	(14,906)	–
	(28,304)	(19,160)
Automatic conversions:
Class A	50	57
Class B	(54)	(60)
	(4)	(3)
Net increase (decrease) in shares outstanding:
Class A	(11,794)	(17,712)
Class B	(81)	(306)
Class C	(71)	(108)
Class I	5,899	–
	(6,047)	(18,126)

(a)  Class I was offered for investment on November 15, 2005.

(b)  Rounds to less than $1.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

8

TA IDEX Legg Mason Partners Investors Value

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations				Distributions			Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2006	$14.17	$0.11		$1.73	$1.84	$(0.03)	$(4.86)	$(4.89)	$11.12
	10/31/2005	13.30	0.16		1.11	1.27	(0.19)	(0.21)	(0.40)	14.17
	10/31/2004	12.51	0.10		1.09	1.19	(0.10)	(0.30)	(0.40)	13.30
	10/31/2003	10.21	0.08		2.31	2.39	(0.02)	(0.07)	(0.09)	12.51
	10/31/2002	12.55	0.04		(2.10)	(2.06)	–	(0.28)	(0.28)	10.21
Class B	10/31/2006	13.48	0.05		1.65	1.70	(0.02)	(4.86)	(4.88)	10.30
	10/31/2005	12.65	–	(h)	1.08	1.08	(0.04)	(0.21)	(0.25)	13.48
	10/31/2004	11.99	0.01		1.05	1.06	(0.10)	(0.30)	(0.40)	12.65
	10/31/2003	9.84	0.01		2.23	2.24	(0.02)	(0.07)	(0.09)	11.99
	10/31/2002	12.19	(0.01)		(2.06)	(2.07)	–	(0.28)	(0.28)	9.84
Class C	10/31/2006	13.43	0.05		1.64	1.69	(0.02)	(4.86)	(4.88)	10.24
	10/31/2005	12.62	–	(h)	1.08	1.08	(0.06)	(0.21)	(0.27)	13.43
	10/31/2004	11.99	(0.05)		1.08	1.03	(0.10)	(0.30)	(0.40)	12.62
	10/31/2003	9.77	0.01		2.30	2.31	(0.02)	(0.07)	(0.09)	11.99
Class I	10/31/2006	14.35	0.12		1.59	1.71	(0.05)	(4.86)	(4.91)	11.15

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)		Net Investment Income (Loss) to Average		Portfolio Turnover
	Ended (g)	Return (c)	(000's)	Net (e)	Total (f)	Net Assets (a)		Rate (b)
Class A	10/31/2006	17.14%	$10,885	1.33%	1.33%	0.95	% (i)	23%
	10/31/2005	9.60	180,933	1.25	1.25	1.14	(i)	47
	10/31/2004	9.52	405,455	1.25	1.25	0.72		33
	10/31/2003	23.57	233,779	1.42	1.42	0.71		32
	10/31/2002	(16.90)	46,960	1.55	1.91	0.56		101
Class B	10/31/2006	17.02	12,677	1.57	1.58	0.49		23
	10/31/2005	8.53	17,684	2.20	2.24	0.02		47
	10/31/2004	8.82	20,463	1.86	1.86	0.11		33
	10/31/2003	22.93	20,102	2.07	2.07	0.06		32
	10/31/2002	(17.47)	16,980	2.20	2.56	(0.09)		101
Class C	10/31/2006	16.99	3,015	1.60	1.67	0.47	(i)	23
	10/31/2005	8.57	4,908	2.20	2.38	0.03	(i)	47
	10/31/2004	8.62	5,981	2.20	2.30	(0.37)		33
	10/31/2003	23.81	797	2.07	2.07	0.05		32
Class I	10/31/2006	16.22	65,758	0.90	0.90	1.17		23

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.

(d)  Per share information is calculated based on average number of shares outstanding.

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  The inception dates for the Fund's offering of share classes were as follows:

Class C was November 11, 2002.
    Class I was November 15, 2005.

(h)  Rounds to less than $0.01.

(i)  Ratio of Net Investment Income (Loss) to Average Net Assets are inclusive of Redemption Fees, if any. The impact of Redemption Fees is less than 0.01% for Class A and Class C, respectively.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

9

TA IDEX Legg Mason Partners Investors Value

NOTES TO FINANCIAL STATEMENTS
At October 31, 2006
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

Effective October 27, 2006, TA IDEX Salomon Investors Value was renamed to TA IDEX Legg Mason Partners Investors Value ("the Fund") and changed its sub-advisor from Salomon Brothers Asset Management Inc ("SaBAM") to ClearBridge Advisors, LLC.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently has four classes of shares, Class A, Class B, Class C and Class I, each with different expense levels. Classes A, B, and C are closed to new investors. Class I commenced operations on November 15, 2005. Class I is only available for investment to certain affiliated asset allocation funds. Prior to 11/15, certain affiliated asset allocation fund invested in Class A. Class B shares will convert to Class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Foreign securities generally are valued based on quotations from the primary market in which they are traded. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund's net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not "readily available." As a result, foreign equity securities held by the Fund may be valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Other securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2006 was paying an interest rate of 3.65%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which Transamerica IDEX Mutual Funds has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within Transamerica IDEX Mutual Funds, or by any other party.

For the year ended October 31, 2006, there were no recaptured commissions.

Transamerica IDEX Mutual Funds

Annual Report 2006

10

TA IDEX Legg Mason Partners Investors Value

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2006
(all amounts in thousands)

NOTE 1.–(continued)

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $3, earned by IBT for its services.

Real Estate Investment Trusts ("REITs"): There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates.

Dividend income is recorded at management's estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Redemption fees: A short-term trading redemption fee may be assessed on any Fund shares in a fund account that are sold during the first five (5) NYSE trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2006, the Fund received less than $1 in redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

NOTE 2.  RELATED PARTY TRANSACTIONS

Transamerica Fund Advisors, Inc. ("TFAI") is the Fund's investment adviser. Transamerica Fund Services, Inc. ("TFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. TFAI, TFS, and AFSG are affiliates of AEGON NV, a Netherlands corporation.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

The following schedule represents the percentage of Fund assets owned by affiliated investment companies at October 31, 2006:

	Net Assets	% of Net Assets
TA IDEX Asset Allocation– Moderate Portfolio	$3,011	3.26%
TA IDEX Asset Allocation– Moderate Growth Portfolio	62,747	67.96%
Total	$65,758	71.22%

Investment advisory fees: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.80% of the first $500 million of ANA
0.70% of ANA over $500 million

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.20% Expense Limit

Transamerica IDEX Mutual Funds

Annual Report 2006

11

TA IDEX Legg Mason Partners Investors Value

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2006
(all amounts in thousands)

NOTE 2.–(continued)

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the reimbursed class expenses.

	Reimbursement of Class Expenses	Available for Recapture Through
Fiscal Year 2006
Class B	$1	10/31/2009
Class C	3	10/31/2009
Fiscal Year 2005
Class B	8	10/31/2008
Class C	10	10/31/2008

There were no amounts recaptured during the year ended October 31, 2006.

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%
Class B	1.00%
Class C	1.00%
Class I	N/A

From February 28, 2006 through March 1, 2007, the Fund will not pay 12b-1 fees under these plans.

Underwriter commissions relate to front-end sales charges imposed for Class A shares and contingent deferred sales charges from Classes B, C, and certain A share redemptions. For the year ended October 31, 2006, the underwriter commissions were as follows:

Received by Underwriter	$4
Retained by Underwriter	1
Contingent Deferred Sales Charge	2

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are fees paid to external legal counsel.

Transfer agent fees: The Fund pays TFS an annual per-account charge for each open and closed account. The Fund paid TFS $94 for the year ended October 31, 2006.

Deferred compensation plan: Each eligible independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan maintained by Transamerica IDEX Mutual Funds (the "Plan"). Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds, including the Fund. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of October 31, 2006, to $11.

Retirement plan: Under a retirement plan (the "Emeritus Plan") available to the Disinterested Trustees, each Disinterested Trustee is deemed to have elected to serve as Trustee Emeritus of Transamerica IDEX upon his or her termination of service, other than removal for cause, for a maximum period of five years determined by his or her years of service as a Trustee.

Such amounts shall be accrued by Transamerica IDEX on a pro rata basis allocable to each Transamerica IDEX fund based on the relative assets of the fund. If retainers increase in the future, past accruals (and credits) will be adjusted upward so that 50% of the Trustee's current retainer is accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred become payable to an Emeritus Trustee (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation will be paid on a quarterly basis during the time period that the Trustee Emeritus is allowed to serve as such.

Amounts deferred and accrued under the Deferred Compensation and Emeritus Plans are unfunded and unsecured claims against the general assets of Transamerica IDEX. For the period ended October 31, 2006, the amount related to the Emeritus Plan was $6. As of October 31, 2006, the Fund has not made any payments related to the Emeritus Plan.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2006 were as follows:

Purchases of securities:
Long-Term	$23,674
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	151,470
U.S. Government	–

Transamerica IDEX Mutual Funds

Annual Report 2006

12

TA IDEX Legg Mason Partners Investors Value

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2006
(all amounts in thousands)

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales and deferred compensation.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Undistributed (accumulated) net investment income (loss)	$30
Undistributed (accumulated) net realized gain (loss) from investment securities	(30)

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2005 and 2006 was as follows:

2005 Distributions paid from:
Ordinary Income	$4,839
Long-term Capital Gain	5,915
2006 Distributions paid from:
Ordinary Income	7,358
Long-term Capital Gain	37,226

The tax basis components of distributable earnings as of October 31, 2006 are as follows:

Undistributed Ordinary Income	$3,308
Undistributed Long-term Capital Gain	$14,601
Capital Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$12,312

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

NOTE 6.  RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Manager is evaluating the application of FIN 48 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the financial statements.

In September 2006, FASB issued its new Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted. The Manager is evaluating the application of FAS 157 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, the Fund's financial statements.

Transamerica IDEX Mutual Funds

Annual Report 2006

13

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX Legg Mason Partners Investors Value (formerly TA IDEX Salomon Investors Value):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX Legg Mason Partners Investors Value (the "Fund") at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida
December 27, 2006

Transamerica IDEX Mutual Funds

Annual Report 2006

14

TA IDEX Legg Mason Partners Investors Value

SUPPLEMENTAL INFORMATION (unaudited)
TAX INFORMATION

For dividends paid during the year ended October 31, 2006, the Fund designated $2,070 as qualified dividend income.

For corporate shareholders, 24% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deduction.

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $37,226 for the year ended October 31, 2006.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2006. Complete information will be computed and reported in conjunction with your 2006 Form 1099-DIV.

Transamerica IDEX Mutual Funds

Annual Report 2006

15

TA IDEX Marsico Growth

MARKET ENVIRONMENT

US large capitalization equities shrugged off a number of challenges including: higher energy prices, concerns regarding interest rates and inflation, and geopolitical tensions, and still posted solid overall gains during the reporting period.

From the perspective of economic sector performance (using Global Industry Classification Standards Classifications ("GICS") for the S&P 500 as a reference point), gains were relatively widespread. All ten sectors in the S&P 500 had a positive return. Telecommunication services and materials were the top-performing sectors. Financials, energy, consumer discretionary, and utilities also had solid absolute returns.

At an industry level, similar general strength prevailed, with the majority of groups able to post positive returns. In several areas, these gains were quite robust in nature. The top-performing groups included real estate, diversified financials, media, consumer services, automobiles and components, and pharmaceuticals, biotechnology and life sciences. The one area of weakness during the reporting period was health care equipment and services.

In terms of large capitalization investment style results, there was a fair amount of differentiation across various benchmark indexes during the reporting period. Every major index maintained by Russell Investment Group experienced a positive return during the reporting period. However, smaller capitalization companies tended to outperform their larger capitalization counterparts. Within the U.S. large capitalization area, "value" equities outperformed "growth" equities last year. Large capitalization "growth" stocks, as measured by the Russell 1000 Growth Index ("Russell 1000 Growth"), underperformed large capitalization "value" stocks, as measured by the Russell 1000 Value Index, by approximately 10% last year.

PERFORMANCE

For the year ended October 31, 2006, TA IDEX Marsico Growth, Class A returned 6.78%. By comparison its primary and secondary benchmarks, the S&P 500 and the Russell 1000 Growth returned, 16.33% and 10.84%, respectively.

STRATEGY REVIEW

During the reporting period, the portfolio's average sector allocations emphasized the consumer discretionary, health care, financials, and industrials sectors. The portfolio invested in nine of the ten GICS economic sector during the twelve-month period, with the energy, materials, and telecommunications services sectors averaging an underweighted posture relative to the portfolio's primary benchmark, the S&P 500. Utilities was the sole sector that received no representation in the portfolio during the reporting period.

The portfolio underperformed the S&P 500 for the annual period. Stock selection and positioning in the health care sector, which has been a major area of emphasis for the portfolio for an extended period of time, were significant "negatives" for the portfolio's performance in the fiscal year. In the health care equipment and services industry, the portfolio's holdings had a collective return of –11% during the reporting period. These positions included UnitedHealth Group Incorporated (–16%), and Medtronic, Inc. (–17% prior to being sold). The portfolio's overweighted posture in this industry also adversely impacted performance, as it was among the weaker-performing groups in the benchmark index. In the pharmaceuticals, biotechnology and life sciences industries the portfolio's investment results were impacted primarily by poor performance from Genentech, Inc. ("Genentech"), which was a major position throughout the reporting period. Genentech's stock price declined about 8%. That result compared quite unfavorably to the benchmark index's industry group return, which was +19%.

Stock selection within the energy sector detracted materially from the portfolio's performance. Specific individual holdings that impacted performance included Peabody Energy Corporation (–6% prior to being sold), whose principal activity is coal mining, and Halliburton Company (–5% prior to being sold), an oil equipment and services provider. The portfolio's underweighted posture in this sector also hurt performance, as it was among the stronger-performing sectors in the benchmark index.

In addition, the portfolio's homebuilding positions in the consumer durables and apparel industry group were particularly weak during the reporting period, falling by –24% in aggregate. The portfolio's holdings in this area included KB Home (–30%), Toll Brothers, Inc. (–39% prior to being sold), and Lennar Corporation–Class A (–14%).

There were several areas of strength for the portfolio during the reporting period. The portfolio's positions in industrial companies gained 24%, collectively, during the fiscal year. These included FedEx Corporation (+25%), Caterpillar, Inc. (+17% prior to being sold), and aerospace/defense companies Lockheed Martin Corporation (+46%) and General Dynamics Corporations (+24%).

Transamerica IDEX Mutual Funds

Annual Report 2006

1

TA IDEX Marsico Growth (continued)

Stock selection and positioning in the diversified financials industry also benefited performance. Positions led by UBS AG (48%), The Goldman Sachs Group, Inc. (+52%), and Lehman Brothers Holdings Inc. (+31%) contributed positively to performance during the reporting period. The portfolio's overweighted posture in this industry group helped performance, as it was a strong-performing industry in the benchmark index.

Thomas F. Marsico

Fund Manager
Marsico Capital Management, LLC

Columbia Management Advisors, LLC has the role of sub-adviser with its affiliate Marsico Capital Management, LLC to provide management services to the Fund.

Transamerica IDEX Mutual Funds

Annual Report 2006

2

TA IDEX Marsico Growth

Comparison of change in value of $10,000 investment in Class A shares and its comparative indices.

Average Annual Total Return for Periods Ended 10/31/06

	1 year	5 years	From Inception	Inception Date
Class A (NAV)	6.78%	3.91%	1.46%	3/1/99
Class A (POP)	0.91%	2.74%	0.71%	3/1/99
S&P 500[1]	16.33%	7.25%	3.00%	3/1/99
Russell 1000 Growth[1]	10.84%	4.07%	(1.25)%	3/1/99
Class B (NAV)	6.51%	3.25%	0.78%	3/1/99
Class B (POP)	1.51%	3.07%	0.78%	3/1/99
Class C (NAV)	6.73%	–	9.96%	11/11/02
Class C (POP)	5.73%	–	9.96%	11/11/02
Class I (NAV)	–	–	4.14%	11/15/05

NOTES

1  The Standard and Poor's 500 Composite Stock (S&P 500) Index and the Russell 1000 Growth (Russell 1000 Growth) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2006 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund.

This Fund is closed to new investments.

Transamerica IDEX Mutual Funds

Annual Report 2006

3

TA IDEX Marsico Growth

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2006 and held for the entire period until October 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$978.70	1.22%	$6.08
Hypothetical (b)	1,000.00	1,019.06	1.22	6.21
Class B
Actual	1,000.00	978.50	1.20	5.98
Hypothetical (b)	1,000.00	1,019.16	1.20	6.11
Class C
Actual	1,000.00	979.40	1.04	5.19
Hypothetical (b)	1,000.00	1,019.96	1.04	5.30
Class I
Actual	1,000.00	980.50	0.89	4.44
Hypothetical (b)	1,000.00	1,020.72	0.89	4.53

(a)  Expenses are calculated using the Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At October 31, 2006

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

Transamerica IDEX Mutual Funds

Annual Report 2006

4

TA IDEX Marsico Growth

SCHEDULE OF INVESTMENTS
At October 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (94.8%)
Aerospace (6.7%)
General Dynamics Corp.	54,880	$3,902
Lockheed Martin Corp.	30,417	2,644
United Technologies Corp.	34,239	2,250
Air Transportation (4.1%)
FedEx Corp.	46,896	5,371
Amusement & Recreation Services (0.8%)
Station Casinos, Inc. †	16,709	1,008
Automotive (3.0%)
Toyota Motor Corp., ADR	33,478	3,950
Beer, Wine & Distilled Beverages (1.4%)
Heineken NV, ADR	81,639	1,850
Beverages (0.5%)
PepsiCo, Inc.	9,610	610
Chemicals & Allied Products (6.8%)
Monsanto Co.	66,810	2,954
Praxair, Inc.	5,707	344
Procter & Gamble Co.	88,141	5,587
Commercial Banks (4.2%)
Industrial & Commercial Bank of China–Class H ‡	5,752,000	2,573
Wells Fargo & Co.	81,167	2,946
Communication (4.5%)
Comcast Corp.–Class A ‡	144,951	5,895
Communications Equipment (1.0%)
Motorola, Inc.	58,352	1,346
Computer & Office Equipment (2.2%)
Cisco Systems, Inc. ‡	118,700	2,864
Construction (1.2%)
KB Home	33,678	1,514
Electronic Components & Accessories (1.3%)
Texas Instruments, Inc.	57,777	1,744
Food & Kindred Products (0.8%)
Archer-Daniels-Midland Co.	26,699	1,028
Hotels & Other Lodging Places (7.3%)
Las Vegas Sands Corp. ‡	40,830	3,111
MGM Mirage, Inc. †‡	82,004	3,528
Wynn Resorts, Ltd. †‡	40,300	2,964
Insurance (6.1%)
UnitedHealth Group, Inc.	164,512	8,025

	Shares	Value
Life Insurance (1.3%)
Genworth Financial, Inc.–Class A	50,176	$1,678
Lumber & Other Building Materials (2.6%)
Lowe's Cos., Inc.	114,334	3,446
Oil & Gas Extraction (2.2%)
Schlumberger, Ltd.	45,818	2,890
Pharmaceuticals (8.2%)
Amylin Pharmaceuticals, Inc. †‡	46,621	2,049
Genentech, Inc. ‡	80,123	6,674
Genzyme Corp. ‡	29,982	2,024
Railroads (6.1%)
Burlington Northern Santa Fe Corp.	61,152	4,741
Union Pacific Corp.	35,530	3,220
Real Estate (0.9%)
CB Richard Ellis Group, Inc.–Class A ‡	12,026	361
St. Joe Co. (The) †	15,962	858
Residential Building Construction (1.0%)
Lennar Corp.–Class A	28,361	1,347
Restaurants (4.5%)
Starbucks Corp. ‡	61,002	2,303
Yum! Brands, Inc.	59,421	3,533
Retail Trade (2.0%)
Target Corp.	44,404	2,628
Security & Commodity Brokers (12.0%)
Goldman Sachs Group, Inc. (The)	30,679	5,823
Lehman Brothers Holdings, Inc.	57,136	4,447
UBS AG-Registered	91,409	5,470
Telecommunications (2.1%)
America Movil SA de CV–Class L, ADR	57,129	2,449
China Mobile Hong Kong, Ltd.	41,500	337
Total Common Stocks (cost: $102,217)		124,286
	Principal	Value
SECURITY LENDING COLLATERAL (8.2%)
Debt (7.9%)
Bank Notes (0.2%)
Bank of America 5.30%, due 11/20/2006 *	$338	$338
Commercial Paper (2.4%)
Barton Capital LLC–144A 5.27%, due 11/02/2006	135	135
CAFCO Funding LLC–144A 5.29%, due 11/17/2006	198	198
CIESCO LLC–144A 5.29%, due 11/16/2006	135	135

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

5

TA IDEX Marsico Growth

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
Commercial Paper (continued)
Clipper Receivables Corp. 5.28%, due 11/15/2006	$68	$68
Commonwealth Bank of Australia 5.29%, due 11/30/2006	135	135
Compass Securitization–144A 5.31%, due 12/15/2006	135	135
CRC Funding LLC–144A 5.31%, due 12/19/2006	130	130
Fairway Finance Corp.–144A 5.28%, due 11/17/2006	203	203
5.29%, due 11/22/2006	132	132
Falcon Asset Securitization Corp.–144A 5.29%, due 11/14/2006	68	68
General Electric Capital Corp. 5.29%, due 11/03/2006	270	270
Govco, Inc.–144A 5.28%, due 11/10/2006	68	68
Greyhawk Funding–144A 5.30%, due 11/27/2006	135	135
Jupiter Securitization Corp.–144A 5.28%, due 11/06/2006	135	135
Lexington Parker Capital Corp.–144A 5.29%, due 11/09/2006	135	135
Old Line Funding LLC–144A 5.28%, due 11/15/2006	135	135
Ranger Funding Co. LLC–144A 5.29%, due 11/16/2006	68	68
Sheffield Receivables Corp.–144A 5.28%, due 11/08/2006	68	68
5.30%, due 11/28/2006	135	135
Three Pillars Funding LLC–144A 5.29%, due 11/20/2006	135	135
Variable Funding Capital Co. LLC–144A 5.27%, due 11/08/2006	270	270
5.29%, due 11/28/2006	64	64
Yorktown Capital LLC 5.30%, due 12/14/2006	135	135
Euro Dollar Overnight (0.4%)
Fortis Bank 5.26%, due 11/07/2006	270	270
Societe Generale 5.28%, due 11/01/2006	135	135
Svenska Handlesbanken 5.30%, due 11/01/2006	71	71
Euro Dollar Terms (2.6%)
Abbey National PLC 5.28%, due 12/01/2006	270	270

	Principal	Value
Euro Dollar Terms (continued)
BancoBilbao Vizcaya Argentaria SA 5.31%, due 01/03/2007	$135	$135
Bank of Montreal 5.28%, due 12/04/2006	135	135
Bank of Nova Scotia 5.27%, due 11/13/2006	270	270
Barclays 5.31%, due 11/21/2006	338	338
5.30%, due 01/03/2007	270	270
BNP Paribas 5.28%, due 12/12/2006	203	203
5.28%, due 12/15/2006	270	270
Canadian Imperial Bank of Commerce 5.28%, due 11/29/2006	338	338
Credit Suisse First Boston Corp. 5.29%, due 12/22/2006	406	406
Fortis Bank 5.26%, due 11/09/2006	135	135
5.30%, due 11/20/2006	135	135
HBOS Halifax Bank of Scotland 5.30%, due 01/08/2007	135	135
Royal Bank of Canada 5.30%, due 11/17/2006	135	135
Toronto Dominion Bank 5.30%, due 12/11/2006	135	135
UBS AG 5.30%, due 01/04/2007	135	135
Repurchase Agreements (2.3%) ††
Credit Suisse First Boston Corp. 5.35%, dated 10/31/2006 to be repurchased at $400 on 11/01/2006	400	400
Goldman Sachs Group, Inc. (The) 5.35%, dated 10/31/2006 to be repurchased at $676 on 11/01/2006	676	676
Merrill Lynch & Co. 5.30%, dated 10/31/2006 to be repurchased at $1,487 on 11/01/2006	1,487	1,487
Morgan Stanley Dean Witter & Co. 5.30%, dated 10/31/2006 to be repurchased at $472 on 11/01/2006	472	472

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

6

TA IDEX Marsico Growth

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
Investment Companies (0.3%)
Barclays Global Investor Institutional Money Market Fund 1-day yield of 5.24%	270,295	$270
Merrimac Cash Fund, Premium Class 1-day yield of 5.09% @	99,805	100
Total Security Lending Collateral (cost: $10,756)		10,756
Total Investment Securities (cost: $112,973) #		$135,042

NOTES TO SCHEDULE OF INVESTMENTS:

†  At October 31, 2006, all or a portion of this security is on loan (see Note 1). The value at October 31, 2006, of all securities on loan is $10,417.

‡  Non-income producing.

*  Floating or variable rate note. Rate is listed as of October 31, 2006.

††  Cash collateral for the Repurchase Agreements, valued at $3,140, that serve as collateral for securities lending, are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.25% and 11/06/2006–3/15/2046, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

#  Aggregate cost for federal income tax purposes is $113,043. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $23,390 and $1,391, respectively. Net unrealized appreciation for tax purposes is $21,999.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2006, these securities aggregated $2,484 or 1.9% of the net assets of the Fund.

ADR  American Depositary Receipt

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

7

TA IDEX Marsico Growth

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2006
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $112,973) (including securities loaned of $10,417)	$135,042
Cash	9,270
Receivables:
Interest	27
Income from loaned securities	4
Dividends	81
Other	5
144,429
Liabilities:
Investment securities purchased	2,295
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	132
Management and advisory fees	92
Transfer agent fees	9
Administration fees	2
Payable for collateral for securities on loan	10,756
Other	34
13,320
Net Assets	$131,109
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$112,808
Undistributed (accumulated) net investment income (loss)	(1)
Undistributed (accumulated) net realized gain (loss) from investment securities	(3,767)
Net unrealized appreciation (depreciation) on investment securities	22,069
Net Assets	$131,109
Net Assets by Class:
Class A	$9,362
Class B	13,327
Class C	8,140
Class I	100,280
Shares Outstanding:
Class A	850
Class B	1,272
Class C	777
Class I	9,062
Net Asset Value Per Share:
Class A	$11.02
Class B	10.47
Class C	10.47
Class I	11.07
Maximum Offering Price Per Share (a):
Class A	$11.66

(a)  Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B, C and I shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 2006 (b)
(all amounts in thousands)

Investment Income:
Dividends (net of withholding taxes on foreign dividends of $152)	$1,107
Interest	126
Income from loaned securities–net	71
	1,304
Expenses:
Management and advisory fees	1,097
Distribution and service fees:
Class A	29
Class B	69
Class C	38
Transfer agent fees:
Class A	39
Class B	55
Class C	18
Class I	–	(c)
Printing and shareholder reports	20
Custody fees	23
Administration fees	27
Legal fees	6
Audit fees	19
Trustees fees	13
Registration fees	13
Other	4
Total expenses	1,470
Net Investment Income (Loss)	(166)
Net Realized and Unrealized Gain (Loss):
Realized gain (loss) from investment securities	8,867
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	626
Net Realized and Unrealized Gain (Loss) on Investment Securities	9,493
Net Increase (Decrease) in Net Assets Resulting from Operations	$9,327

(b)  Class I was offered for investment on November 15, 2005.

(c)  Rounds to less than $1.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

8

TA IDEX Marsico Growth

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	October 31, 2006 (a)	October 31, 2005
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$(166)	$(642)
Net realized gain (loss) from investment securities	8,867	1,538
Change in unrealized appreciation (depreciation) on investment securities	626	9,880
	9,327	10,776
Capital Share Transactions:
Proceeds from shares sold:
Class A	1,086	62,340
Class B	2,143	4,047
Class C	287	5,097
Class I	96,416	–
	99,932	71,484
Cost of shares redeemed:
Class A	(98,268)	(4,039)
Class B	(10,546)	(5,390)
Class C	(4,902)	(3,623)
	(113,716)	(13,052)
Redemption fees:
Class A	– (b)	–
Class B	1	– (b)
Class C	– (b)	– (b)
	1	– (b)
Automatic conversions:
Class A	104	56
Class B	(104)	(56)
	–	–
	(13,783)	58,432
Net increase (decrease) in net assets	(4,456)	69,208
Net Assets:
Beginning of year	135,565	66,357
End of year	$131,109	$135,565
Undistributed (Accumulated) Net Investment Income (Loss)	$(1)	$(1)

	October 31, 2006 (a)	October 31, 2005
Share Activity:
Shares issued:
Class A	101	6,306
Class B	203	425
Class C	27	534
Class I	9,062	–
	9,393	7,265
Shares redeemed:
Class A	(9,231)	(404)
Class B	(1,022)	(567)
Class C	(474)	(378)
	(10,727)	(1,349)
Automatic conversions:
Class A	10	6
Class B	(10)	(6)
	–	–
Net increase (decrease) in shares outstanding:
Class A	(9,120)	5,908
Class B	(829)	(148)
Class C	(447)	156
Class I	9,062	–
	(1,334)	5,916

(a)  Class I was offered for investment on November 15, 2005.

(b)  Rounds to less than $1.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

9

TA IDEX Marsico Growth

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2006	$10.32	$(0.05)	$0.75	$0.70	$–	$–	$–	$11.02
	10/31/2005	9.15	(0.03)	1.20	1.17	–	–	–	10.32
	10/31/2004	8.97	(0.05)	0.23	0.18	–	–	–	9.15
	10/31/2003	7.56	(0.08)	1.49	1.41	–	–	–	8.97
	10/31/2002	9.10	(0.06)	(1.48)	(1.54)	–	–	–	7.56
Class B	10/31/2006	9.83	(0.07)	0.71	0.64	–	–	–	10.47
	10/31/2005	8.80	(0.12)	1.15	1.03	–	–	–	9.83
	10/31/2004	8.68	(0.10)	0.22	0.12	–	–	–	8.80
	10/31/2003	7.36	(0.12)	1.44	1.32	–	–	–	8.68
	10/31/2002	8.92	(0.11)	(1.45)	(1.56)	–	–	–	7.36
Class C	10/31/2006	9.81	(0.05)	0.71	0.66	–	–	–	10.47
	10/31/2005	8.78	(0.11)	1.14	1.03	–	–	–	9.81
	10/31/2004	8.68	(0.12)	0.22	0.10	–	–	–	8.78
	10/31/2003	7.18	(0.12)	1.62	1.50	–	–	–	8.68
Class I	10/31/2006	10.63	0.01	0.43	0.44	–	–	–	11.07

			Ratios/Supplemental Data
	For the		Net Assets, End of	Ratio of Expenses to Average				Net Investment Income (Loss)		Portfolio
	Period	Total	Period	Net Assets (a)				to Average		Turnover
	Ended (g)	Return (c)	(000's)	Net (e)		Total (f)		Net Assets (a)		Rate (b)
Class A	10/31/2006	6.78%	$9,362	1.34%		1.34%		(0.43	)% (i)	62%
	10/31/2005	12.79	102,906	1.35	(h)	1.35	(h)	(0.30)		74
	10/31/2004	2.01	37,186	1.52		1.52		(0.58)		85
	10/31/2003	18.65	34,167	1.75		1.80		(0.97)		129
	10/31/2002	(16.88)	5,752	1.73		2.05		(0.56)		34
Class B	10/31/2006	6.51	13,327	1.58		1.58		(0.64	) (i)	62
	10/31/2005	11.70	20,650	2.31	(h)	2.31	(h)	(1.24	) (i)	74
	10/31/2004	1.38	19,792	2.13		2.13		(1.19)		85
	10/31/2003	17.93	19,723	2.40		2.45		(1.62)		129
	10/31/2002	(17.52)	14,130	2.38		2.70		(1.21)		34
Class C	10/31/2006	6.73	8,140	1.46		1.46		(0.52	) (i)	62
	10/31/2005	11.69	12,009	2.26	(h)	2.26	(h)	(1.20	) (i)	74
	10/31/2004	1.27	9,379	2.40		2.40		(1.38)		85
	10/31/2003	20.89	1,200	2.40		2.46		(1.62)		129
Class I	10/31/2006	4.14	100,280	0.89		0.89		0.07		62

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

10

TA IDEX Marsico Growth

FINANCIAL HIGHLIGHTS (continued)
NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.

(d)  Per share information is calculated based on average number of shares outstanding.

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  The inception dates for the Fund's offering of share classes were as follows:

Class C was November 11, 2002.
Class I was November 15, 2005.

(h)  Ratios of Total Expenses to Average Net Assets and net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment adviser, if any. The impact of recaptured expenses was 0.03%, 0.03% and 0.03% for Class A, Class B and Class C, respectively (see Note 2).

(i)  Ratio of Net Investment Income (Loss) to Average Net Assets are inclusive of Redemption Fees, if any. The impact of Redemption Fees is less than 0.01% for Class A, Class B and Class C, respectively.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

11

TA IDEX Marsico Growth

NOTES TO FINANCIAL STATEMENTS
At October 31, 2006
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

In the normal course of business, TA IDEX Marsico Growth (the "Fund") enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently has four classes of shares, Class A, Class B, Class C and Class I, each with different expense levels. Classes A, B, and C are closed to new investors. Class I commenced operations on November 15, 2005. Class I is only available for investment to certain affiliated asset allocation funds. Prior to 11/15, certain affiliated asset allocation funds invested in Class A. Class B shares will convert to Class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Foreign securities generally are valued based on quotations from the primary market in which they are traded. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund's net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not "readily available." As a result, foreign equity securities held by the Fund may be valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2006 was paying an interest rate of 3.65%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which Transamerica IDEX Mutual Funds has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within Transamerica IDEX Mutual Funds, or by any other party.

Recaptured commissions during the year ended October 31, 2006 of $25 are included in net realized gains in the Statement of Operations.

Transamerica IDEX Mutual Funds

Annual Report 2006

12

TA IDEX Marsico Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2006
(all amounts in thousands)

NOTE 1.–(continued)

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $30, earned by IBT for its services.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Redemption fees: A short-term trading redemption fee may be assessed on any Fund shares in a fund account that are sold during the first five (5) NYSE trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2006, the Fund received $1 in redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

NOTE 2.  RELATED PARTY TRANSACTIONS

Transamerica Fund Advisors, Inc. ("TFAI") is the Fund's investment adviser. Transamerica Fund Services, Inc. ("TFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. TFAI, TFS, and AFSG are affiliates of AEGON NV, a Netherlands corporation.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at October 31, 2006:

	Net Assets	% of Net Assets
TA IDEX Asset Allocation– Conservative Portfolio	$644	0.49%
TA IDEX Asset Allocation– Moderate Portfolio	40,572	30.95%
TA IDEX Asset Allocation– Moderate Growth Portfolio	59,064	45.05%
Total	$100,280	76.49%

Investment advisory fees: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.80% of the first $500 million of ANA
0.70% of ANA over $500 million

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.40% Expense Limit

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended October 31, 2006. There are no amounts available for recapture at October 31, 2006.

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional

Transamerica IDEX Mutual Funds

Annual Report 2006

13

TA IDEX Marsico Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2006
(all amounts in thousands)

NOTE 2.–(continued)

expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%
Class B	1.00%
Class C	1.00%
Class I	N/A

From February 28, 2006 through March 1, 2007, the Fund will not pay 12b-1 fees under these plans.

Underwriter commissions relate to front-end sales charges imposed for Class A shares and contingent deferred sales charges from Classes B, C, and certain A share redemptions. For the year ended October 31, 2006, the underwriter commissions were as follows:

Received by Underwriter	$11
Retained by Underwriter	2
Contingent Deferred Sales Charge	2

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are fees paid to external legal counsel.

Transfer agent fees: The Fund pays TFS an annual per-account charge for each open and closed account. The Fund paid TFS $105 for the year ended October 31, 2006.

Deferred compensation plan: Each eligible independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan maintained by Transamerica IDEX Mutual Funds (the "Plan"). Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds, including the Fund. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of October 31, 2006, to $5.

Retirement plan: Under a retirement plan (the "Emeritus Plan") available to the Disinterested Trustees, each Disinterested Trustee is deemed to have elected to serve as Trustee Emeritus of Transamerica IDEX upon his or her termination of service, other than removal for cause, for a maximum period of five years determined by his or her years of service as a Trustee.

Such amounts shall be accrued by Transamerica IDEX on a pro rata basis allocable to each Transamerica IDEX fund based on the relative assets of the fund. If retainers increase in the future, past accruals (and credits) will be adjusted upward so that 50% of the Trustee's current retainer is accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred become payable to an Emeritus Trustee (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation will be paid on a quarterly basis during the time period that the Trustee Emeritus is allowed to serve as such.

Amounts deferred and accrued under the Deferred Compensation and Emeritus Plans are unfunded and unsecured claims against the general assets of Transamerica IDEX. For the period ended October 31, 2006, the amount related to the Emeritus Plan was $8. As of October 31, 2006, the Fund has not made any payments related to the Emeritus Plan.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2006 were as follows:

Purchases of securities:
Long-Term	$82,101
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	88,392
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, net operating losses, and capital loss carryforwards.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Shares of beneficial interest, unlimited shares authorized	$(184)
Undistributed (accumulated) net investment income (loss)	166
Undistributed (accumulated) net realized gain (loss) from investment securities	18

Transamerica IDEX Mutual Funds

Annual Report 2006

14

TA IDEX Marsico Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2006
(all amounts in thousands)

NOTE 4.–(continued)

The capital loss carryforward is available to offset future realized capital gains through the period listed:

Capital Loss Carryforward	Available through
$3,698	October 31, 2011

The capital loss carryforward utilized during the year ended October 31, 2006 was $8,870.

The tax basis components of distributable earnings as of October 31, 2006 are as follows:

Undistributed Ordinary Income	$–
Undistributed Long-term Capital Gain	$–
Capital Loss Carryforward	$(3,698)
Net Unrealized Appreciation (Depreciation)	$21,999

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

NOTE 6.  RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Manager is evaluating the application of FIN 48 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the financial statements.

In September 2006, FASB issued its new Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted. The Manager is evaluating the application of FAS 157 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, the Fund's financial statements.

Transamerica IDEX Mutual Funds

Annual Report 2006

15

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX Marsico Growth:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX Marsico Growth (the "Fund") at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

Tampa, Florida
December 27, 2006

Transamerica IDEX Mutual Funds

Annual Report 2006

16

TA IDEX MFS International Equity

MARKET ENVIRONMENT

We remain stock pickers, despite the focus of many investors and commentators on short-term moves in currencies, commodity prices and economic data. We seek to add value through long-term, fundamental research into individual companies, rather than attempting to make broad sector or regional calls. We have continued to see a pickup in corporate activity including mergers and acquisitions, higher capital spending and share buybacks, which should offer compelling opportunities for investors focused on cash flows. At the end of October 2006, our largest overweight positions were in the consumer staples, leisure, and retailing sectors, while our largest underweight positions were in the financial services and utilities and communications sectors.

PERFORMANCE

For the year ended October 31, 2006, TA IDEX MFS International Equity, Class A returned 24.04%. By comparison its benchmark, the Morgan Stanley Capital International EAFE Index ("MSCI-EAFE"), returned 28.04%.

Effective July 3, 2006, TA IDEX American Century International was renamed TA IDEX MFS International Equity and changed its sub-adviser from American Century Global Investment Management, Inc. to MFS Investment Management.

STRATEGY REVIEW

Since MFS Investment Management became sub-adviser of the portfolio on July 3, 2006, the following commentary will generally address the period from July 3, 2006 to October 31, 2006.

Security selection in the retailing sector was the primary contributor to performance relative to the portfolio's benchmark over the period. A key driver within this sector was the United Kingdom's ("U.K.") supermarket and convenience store operator Tesco PLC.

A combination of security selection and our underweighted position in the poor-performing energy sector benefited relative performance. In particular, not owning shares of oil and gas giant BP p.l.c. (UK) helped as the stock's returns lagged that of the benchmark.

Stock selection in the financial services sector also aided results. Several individual holdings within this sector were among the portfolio's top contributors including private banking company Julius Baer Holding Ltd. (Switzerland), which is not a benchmark constituent, property and casualty insurance provider QBE Insurance Group Limited (Australia), and insurance and asset management firm AXA (France). Not owning diversified banking firm Mitsubishi UFJ Financial Group, Inc. (Japan) also helped performance relative to the benchmark.

In other sectors, our holdings in household products manufacturer Reckitt Benckiser plc (U.K.), video game console maker Nintendo Co., Ltd. (Japan), and biotechnology company Actelion Ltd. (Switzerland), which is not a benchmark constituent, contributed to relative returns over the reporting period.

Security selection in the industrial goods and services and health care sectors were the principal detractors from relative performance. Several individual holdings within the industrial goods and services sector were among the portfolio's top detractors including electronic component and materials company Nitto Denko Corporation (Japan) and electrical distribution equipment manufacturer Schneider Electric SA (France). Within health care, our positions in pharmaceutical companies Sanofi-Aventis (France) and GlaxoSmithKline plc (U.K.) dampened results.

Our underweighted position in the strong-performing utilities and communications sector also hurt performance relative to the benchmark. Not owning shares of wireless communications provider Vodafone Group Plc (U.K.) hindered results as the stock outperformed the benchmark over the period.

Elsewhere, financial services firm Shinsei Bank, Limited (Japan), glass products maker Asahi Glass Company, Limited (Japan), consumer products company Kao Corporation (Japan), and electronics manufacturer Samsung Electronics Co., Ltd. (South Korea), which is not a benchmark constituent, held back relative returns.

David R. Mannheim

Marcus L. Smith

Co-Fund Managers
MFS Investment Management

Transamerica IDEX Mutual Funds

Annual Report 2006

1

TA IDEX MFS International Equity

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Average Annual Total Return for Periods Ended 10/31/06

	1 year	5 years	From Inception	Inception Date
Class A (NAV)	24.04%	8.51%	4.04%	2/1/97
Class A (POP)	17.22%	7.29%	3.44%	2/1/97
MSCI-EAFE1	28.04%	15.00%	8.00%	2/1/97
Class B (NAV)	23.78%	7.92%	3.42%	2/1/97
Class B (POP)	19.89%	7.78%	3.42%	2/1/97
Class C (NAV)	23.77%	–	15.45%	11/11/02
Class C (POP)	22.99%	–	15.45%	11/11/02

NOTES

1  The Morgan Stanley Capital International-Europe, Australasia, and Far East (MSCI-EAFE) Index is a widely recognized unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2006 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

International investing involves special risks including currency fluctuations, political instability, and different financial accounting standards.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund.

Effective July 3, 2006, the portfolio changed its name from TA IDEX America Century International to TA IDEX MFS International Equity and changed sub-adviser from American Century Global Investment Management, Inc. to MFS Investment Management.

This Fund is closed to new investments.

Transamerica IDEX Mutual Funds

Annual Report 2006

2

TA IDEX MFS International Equity

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2006 and held for the entire period until October 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period(a)
Class A
Actual	$1,000.00	$1,016.40	1.32%	$6.71
Hypothetical (b)	1,000.00	1,018.55	1.32	6.72
Class B
Actual	1,000.00	1,016.30	1.32	6.71
Hypothetical (b)	1,000.00	1,018.55	1.32	6.72
Class C
Actual	1,000.00	1,016.50	1.33	6.76
Hypothetical (b)	1,000.00	1,018.50	1.33	6.77

(a)  Expenses are calculated using the Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Region
At October 31, 2006

This chart shows the percentage breakdown by region of the Fund's total investment securities.

Transamerica IDEX Mutual Funds

Annual Report 2006

3

TA IDEX MFS International Equity

SCHEDULE OF INVESTMENTS
At October 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (100.5%)
Australia (0.9%)
QBE Insurance Group, Ltd.	15,490	$296
Austria (1.0%)
Erste Bank der Oesterreichischen Sparkassen AG	5,110	348
Bermuda (1.9%)
Esprit Holdings, Ltd.	35,500	344
Li & Fung, Ltd.	120,000	314
Canada (1.0%)
Canadian National Railway Co.	6,830	325
Cayman Islands (0.7%)
Hutchison Telecommunications International, Ltd. ‡	115,000	221
France (22.7%)
Air Liquide	4,730	1,007
AXA	26,490	1,009
Credit Agricole SA	17,990	765
Gaz De France	6,100	245
Legrand Promesses	10,290	292
L'Oreal SA	1,930	188
LVMH Moet Hennessy Louis Vuitton SA	7,310	762
Pernod-Ricard	2,930	587
Sanofi-Aventis	7,710	655
Schneider Electric SA	10,300	1,070
Total SA	12,480	845
Vivendi Universal SA	6,500	246
Germany (4.3%)
Bayer AG	12,160	612
E.ON AG	7,060	847
Hong Kong (0.8%)
CNOOC, Ltd.	320,000	269
Indonesia (0.7%)
Bank Central Asia Tbk PT	437,500	223
Italy (4.3%)
Assicurazioni Generali SpA	14,350	569
Banca Intesa SpA	39,620	271
UniCredito Italiano SpA (a)	72,160	597
Japan (16.8%)
Aeon Credit Service Co., Ltd.	8,500	190
Asahi Glass Co., Ltd.	35,000	402
Bridgestone Corp.	22,600	471
Canon, Inc.	12,200	653
Fanuc, Ltd.	3,500	303
Kao Corp.	22,000	577
Nintendo Co., Ltd.	1,600	327

	Shares	Value
Japan (continued)
Nitto Denko Corp.	6,100	$347
Omron Corp.	10,500	271
ORIX Corp. (a)	540	152
Ricoh Co., Ltd.	26,000	513
Shinsei Bank, Ltd.	69,000	398
Tokyo Gas Co., Ltd.	46,000	234
Toyota Motor Corp.	14,100	834
Mexico (0.6%)
Grupo Televisa SA, Sponsored ADR †	8,720	215
Singapore (1.3%)
Singapore Telecommunications, Ltd.	268,150	456
South Korea (2.9%)
Samsung Electronics Co., Ltd.	1,490	966
Spain (1.0%)
Banco Bilbao Vizcaya Argentaria SA	14,380	347
Sweden (0.8%)
Telefonaktiebolaget LM Ericsson–Class B	69,180	263
Switzerland (15.1%)
Actelion NV ‡	1,150	194
Julius Baer Holding AG	5,300	560
Nestle SA	3,948	1,349
Roche Holding AG-Genusschein	7,030	1,230
Swiss Reinsurance (a)	8,640	709
UBS AG-Registered	17,777	1,062
Thailand (0.6%)
Bangkok Bank PCL–(Foreign Registered)	66,600	218
United Kingdom (22.5%)
AstraZeneca PLC	4,060	240
BG Group PLC	18,930	251
BHP Billiton PLC	12,570	242
Diageo PLC	38,430	711
GlaxoSmithKline PLC	30,710	820
Ladbrokes PLC	53,420	416
Next PLC	10,240	367
Reckitt Benckiser PLC	31,420	1,367
Royal Dutch Shell PLC–Class A	16,700	579
Smiths Group PLC	20,420	368
Tesco PLC	106,750	801
William Hill PLC	64,950	806
WPP Group PLC	49,280	631
United States (0.6%)
Synthes, Inc.	1,720	195
Total Common Stocks (cost: $31,200)		33,942

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

4

TA IDEX MFS International Equity

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
SECURITY LENDING COLLATERAL (0.5%)
Debt (0.5%)
Bank Notes (0.0%)
Bank of America 5.30%, due 11/20/2006 *	$6	$6
Commercial Paper (0.1%)
Barton Capital LLC–144A 5.27%, due 11/02/2006	2	2
CAFCO Funding LLC–144A 5.29%, due 11/17/2006	3	3
CIESCO LLC–144A 5.29%, due 11/16/2006	2	2
Clipper Receivables Corp. 5.28%, due 11/15/2006	1	1
Commonwealth Bank of Australia 5.29%, due 11/30/2006	2	2
Compass Securitization–144A 5.31%, due 12/15/2006	2	2
CRC Funding LLC–144A 5.31%, due 12/19/2006	2	2
Fairway Finance Corp.–144A 5.28%, due 11/17/2006 5.29%, due 11/22/2006	3 2	3 2
Falcon Asset Securitization Corp.–144A 5.29%, due 11/14/2006	1	1
General Electric Capital Corp. 5.29%, due 11/03/2006	5	5
Govco, Inc.–144A 5.28%, due 11/10/2006	1	1
Greyhawk Funding–144A 5.30%, due 11/27/2006	2	2
Jupiter Securitization Corp.–144A 5.28%, due 11/06/2006	2	2
Lexington Parker Capital Corp.–144A 5.29%, due 11/09/2006	2	2
Old Line Funding LLC–144A 5.28%, due 11/15/2006	2	2
Ranger Funding Co. LLC–144A 5.29%, due 11/16/2006	1	1
Sheffield Receivables Corp.–144A 5.28%, due 11/08/2006 5.30%, due 11/28/2006	1 2	1 2
Three Pillars Funding LLC–144A 5.29%, due 11/20/2006	2	2
Variable Funding Capital Co. LLC–144A 5.27%, due 11/08/2006 5.29%, due 11/28/2006	5 1	5 1

	Principal	Value
Commercial Paper (continued)
Yorktown Capital LLC 5.30%, due 12/14/2006	$2	$2
Euro Dollar Overnight (0.0%)
Fortis Bank 5.26%, due 11/07/2006	5	5
Societe Generale 5.28%, due 11/01/2006	2	2
Svenska Handlesbanken 5.30%, due 11/01/2006	1	1
Euro Dollar Terms (0.2%)
Abbey National PLC 5.28%, due 12/01/2006	5	5
BancoBilbao Vizcaya Argentaria SA 5.31%, due 01/03/2007	2	2
Bank of Montreal 5.28%, due 12/04/2006	2	2
Bank of Nova Scotia 5.27%, due 11/13/2006	5	5
Barclays 5.31%, due 11/21/2006 5.30%, due 01/03/2007	6 5	6 5
BNP Paribas 5.28%, due 12/12/2006 5.28%, due 12/15/2006	3 4	3 4
Canadian Imperial Bank of Commerce 5.28%, due 11/29/2006	6	6
Credit Suisse First Boston Corp. 5.29%, due 12/22/2006	7	7
Fortis Bank 5.26%, due 11/09/2006 5.30%, due 11/20/2006	2 2	2 2
HBOS Halifax Bank of Scotland 5.30%, due 01/08/2007	2	2
Royal Bank of Canada 5.30%, due 11/17/2006	2	2
Toronto Dominion Bank 5.30%, due 12/11/2006	2	2
UBS AG 5.30%, due 01/04/2007	2	2
Repurchase Agreements (0.2%) ††
Credit Suisse First Boston Corp. 5.35%, dated 10/31/2006 to be repurchased at $7 on 11/01/2006	7	7
Goldman Sachs Group, Inc. (The) 5.35%, dated 10/31/2006 to be repurchased at $11 on 11/01/2006	11	11

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

5

TA IDEX MFS International Equity

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
Repurchase Agreements (continued)
Merrill Lynch & Co. 5.30%, dated 10/31/2006 to be repurchased at $24 on 11/01/2006	$24	$24
Morgan Stanley Dean Witter & Co. 5.30%, dated 10/31/2006 to be repurchased at $8 on 11/01/2006	8	8

	Shares	Value
Investment Companies (0.0%)
Barclays Global Investor Institutional
Money Market Fund
1-day yield of 5.24%	4,391	$4
Merrimac Cash Fund, Premium Class
1-day yield of 5.09% @	1,621	2
Total Security Lending Collateral (cost: $175)		175
Total Investment Securities (cost: $31,375) #		$34,117

NOTES TO SCHEDULE OF INVESTMENTS:

‡  Non-income producing.

(a)  Passive Foreign Investment Company.

†  At October 31, 2006, all or a portion of this security is on loan (see Note 1). The value at October 31, 2006, of all securities on loan is $165.

*  Floating or variable rate note. Rate is listed as of October 31, 2006.

††  Cash collateral for the Repurchase Agreements, valued at $51, that serve as collateral for securities lending, are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.25% and 11/06/2006–3/15/2046, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

#  Aggregate cost for federal income tax purposes is $31,561. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $2,824 and $268, respectively. Net unrealized appreciation for tax purposes is $2,556.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2006, these securities aggregated $38 or 0.1% of the net assets of the Fund.

ADR  American Depositary Receipt

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

6

TA IDEX MFS International Equity

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2006
(all amounts except share amounts in thousands)
(unaudited)

	Percentage of Net Assets	Value
INVESTMENTS BY INDUSTRY:
Chemicals & Allied Products	12.1%	$4,098
Commercial Banks	11.0%	3,726
Pharmaceuticals	9.3%	3,139
Beverages	6.1%	2,060
Oil & Gas Extraction	4.7%	1,607
Insurance	4.6%	1,573
Food & Kindred Products	4.0%	1,349
Amusement & Recreation Services	3.6%	1,223
Computer & Office Equipment	3.4%	1,166
Industrial Machinery & Equipment	3.2%	1,070
Security & Commodity Brokers	3.1%	1,062
Life Insurance	3.0%	1,009
Business Services	3.0%	1,000
Electronic & Other Electric Equipment	2.9%	966
Electronic Components & Accessories	2.6%	865
Electric Services	2.5%	847
Automotive	2.5%	834
Food Stores	2.4%	801
Telecommunications	2.0%	678
Petroleum Refining	1.7%	579
Gas Production & Distribution	1.4%	480
Rubber & Misc. Plastic Products	1.4%	471
Radio & Television Broadcasting	1.4%	461
Lumber & Other Building Materials	1.2%	402
Apparel & Accessory Stores	1.1%	367
Wholesale Trade Durable Goods	1.0%	344
Manufacturing Industries	1.0%	327
Railroads	1.0%	325
Transportation Equipment	0.9%	314
Communications Equipment	0.8%	262
Medical Instruments & Supplies	0.6%	195
Personal Credit Institutions	0.6%	190
Business Credit Institutions	0.4%	152
Investment Securities, at value	100.5%	33,942
Short-Term Investments	0.5%	175
Total Investment Securities	101.0%	$34,117

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

7

TA IDEX MFS International Equity

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2006
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $31,375) (including securities loaned of $165)	$34,117
Receivables:
Dividends	36
Dividend reclaims receivable	134
Other	7
34,294
Liabilities:
Investment securities purchased	89
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	58
Management and advisory fees	10
Deferred foreign taxes	3
Transfer agent fees	13
Administration fees	1
Due to custodian	123
Payable for collateral for securities on loan	175
Other	38
510
Net Assets	$33,784
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$17,276
Undistributed (accumulated) net investment income (loss)	92
Undistributed (accumulated) net realized gain (loss) from investment securities and foreign currency transactions	13,673
Net unrealized appreciation (depreciation) on: Investment securities	2,739
Translation of assets and liabilities denominated in foreign currencies	4
Net Assets	$33,784
Net Assets by Class:
Class A	$11,604
Class B	16,091
Class C	6,089
Shares Outstanding:
Class A	1,437
Class B	2,146
Class C	822
Net Asset Value Per Share:
Class A	$8.07
Class B	7.50
Class C	7.41
Maximum Offering Price Per Share (a):
Class A	$8.54

(a)  Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B and C shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 2006 (b)
(all amounts in thousands)

Investment Income:
Dividends (net of withholding taxes on foreign dividends of $59)	$833
Interest	10
Income from loaned securities–net	2
845
Expenses:
Management and advisory fees	420
Distribution and service fees:
Class A	24
Class B	68
Class C	28
Transfer agent fees:
Class A	61
Class B	80
Class C	23
Class I	– (c)
Printing and shareholder reports	34
Custody fees	120
Administration fees	9
Legal fees	6
Audit fees	19
Trustees fees	4
Registration fees	4
Other	3
Total expenses	903
Less:
Reimbursement of class expenses:
Class A	(67)
Class B	(94)
Class C	(28)
Total reimbursed expenses	(189)
Net expenses	714
Net Investment Income (Loss)	131
Net Realized Gain (Loss) from:
Investment securities	19,883
Foreign currency transactions	(606)
19,277
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities (net of foreign capital gains tax accrual of $3)	(7,452)
Translation of assets and liabilities denominated in foreign currencies	11
(7,441)
Net Realized and Unrealized Gain (Loss) on Investment Securities and Foreign Currency Transactions	11,836
Net Increase (Decrease) in Net Assets Resulting from Operations	$11,967

(b)  Class I was offered for investment on November 15, 2005, see Note 1 for further details.

(c)  Round to less than $1.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

8

TA IDEX MFS International Equity

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	October 31, 2006 (a)	October 31, 2005
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$131	$420
Net realized gain (loss) from investment securities and foreign currency transactions	19,277	39,110
Change in unrealized appreciation (depreciation) on investment securities and foreign currency translation	(7,441)	(11,474)
	11,967	28,056
Distributions to Shareholders:
From net investment income:
Class A	(106)	(1,352)
Class B	(155)	(3)
Class C	(64)	(52)
Class I	(189)	–
	(514)	(1,407)
From net realized gains:
Class A	(4,776)	–
Class B	(7,874)	–
Class C	(3,241)	–
Class I	(8,013)	–
	(23,904)	–
Capital Share Transactions:
Proceeds from shares sold:
Class A	465	6,712
Class B	355	3,382
Class C	303	1,825
Class I	54,442	—
	55,565	11,919
Dividends and distributions reinvested:
Class A	4,834	1,350
Class B	7,686	3
Class C	3,056	50
Class I	8,202	–
	23,778	1,403
Cost of shares redeemed:
Class A	(59,776)	(150,811)
Class B	(8,983)	(5,137)
Class C	(4,356)	(3,488)
Class I	(57,455)	–
	(130,570)	(159,436)
Redemption fees:
Class A	– (b)	– (b)
Class B	– (b)	– (b)
Class C	–	– (b)
	– (b)	– (b)
Automatic conversions:
Class A	173	160
Class B	(173)	(160)
	–	–
	(51,227)	(146,114)
Net increase (decrease) in net assets	(63,678)	(119,465)

	October 31, 2006 (a)	October 31, 2005
Net Assets:
Beginning of year	$97,462	$216,927
End of year	$33,784	$97,462
Undistributed (Accumulated) Net Investment Income (Loss)	$92	$(455)
Share Activity:
Shares issued:
Class A	59	692
Class B	46	366
Class C	44	200
Class I	5,373	–
	5,522	1,258
Shares issued–reinvested from distributions:
Class A	699	143
Class B	1,196	–
Class C	481	6
Class I	1,189	–
	3,565	149
Shares redeemed:
Class A	(6,059)	(15,422)
Class B	(1,262)	(555)
Class C	(618)	(383)
Class I	(6,562)	–
	(14,501)	(16,360)
Automatic conversions:
Class A	22	16
Class B	(24)	(17)
	(2)	(1)
Net increase (decrease) in shares outstanding:
Class A	(5,279)	(14,571)
Class B	(44)	(206)
Class C	(93)	(177)
Class I	–	–
	(5,416)	(14,954)

(a)  Class I was offered for investment on November 15, 2005, see Note 1 for further details.

(b)  Rounds to less than $1.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

9

TA IDEX MFS International Equity

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2006	$10.07	$0.03	$1.76	$1.79	$(0.08)	$(3.71)	$(3.79)	$8.07
	10/31/2005	8.81	0.03	1.30	1.33	(0.07)	–	(0.07)	10.07
	10/31/2004	8.03	– (h)	0.80	0.80	(0.02)	–	(0.02)	8.81
	10/31/2003	7.00	0.02	1.01	1.03	–	–	–	8.03
	10/31/2002	8.38	0.01	(1.39)	(1.38)	–	–	–	7.00
Class B	10/31/2006	9.62	0.01	1.65	1.66	(0.07)	(3.71)	(3.78)	7.50
	10/31/2005	8.41	– (h)	1.21	1.21	– (h)	–	–	9.62
	10/31/2004	7.70	(0.04)	0.77	0.73	(0.02)	–	(0.02)	8.41
	10/31/2003	6.76	(0.03)	0.97	0.94	–	–	–	7.70
	10/31/2002	8.15	(0.04)	(1.35)	(1.39)	–	–	–	6.76
Class C	10/31/2006	9.55	0.01	1.63	1.64	(0.07)	(3.71)	(3.78)	7.41
	10/31/2005	8.40	– (h)	1.20	1.20	(0.05)	–	(0.05)	9.55
	10/31/2004	7.70	(0.09)	0.81	0.72	(0.02)	–	(0.02)	8.40
	10/31/2003	6.73	(0.03)	1.00	0.97	–	–	–	7.70

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)		Net Investment Income (Loss) to Average		Portfolio Turnover
	Ended (g)	Return (c)	(000's)	Net (e)	Total (f)	Net Assets (a)		Rate (b)
Class A	10/31/2006	24.04%	$11,604	1.48%	1.92%	0.39	%(i)	131%
	10/31/2005	15.17	67,656	1.56	1.56	0.36	(i)	82
	10/31/2004	9.95	187,608	1.59	1.59	(0.05)		159
	10/31/2003	14.71	152,086	1.78	2.39	0.23		220
	10/31/2002	(16.49)	14,921	1.87	3.68	0.22		241
Class B	10/31/2006	23.78	16,091	1.69	2.20	0.17	(i)	131
	10/31/2005	14.41	21,069	2.34	2.72	(0.01	)(i)	82
	10/31/2004	9.46	20,153	2.09	2.09	(0.46)		159
	10/31/2003	13.91	21,421	2.44	3.05	(0.42)		220
	10/31/2002	(17.09)	5,328	2.52	4.33	(0.43)		241
Class C	10/31/2006	23.77	6,089	1.70	2.08	0.17		131
	10/31/2005	14.36	8,737	2.34	2.70	(0.01	)(i)	82
	10/31/2004	9.33	9,166	2.40	2.49	(1.07)		159
	10/31/2003	14.41	568	2.44	3.04	(0.42)		220

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.

(d)  Per share information is calculated based on average number of shares outstanding.

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2.)

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  The inception date for the Fund's offering of share Class C was November 11, 2002.

(h)  Rounds to less than $0.01 per share.

(i)  Ratios of Net Investment Income (Loss) to Average Net Assets are inclusive of Redemption Fees, if any. The impact of Redemption Fees is less than 0.01% for Class A, Class B, and Class C, respectively.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

10

TA IDEX MFS International Equity

NOTES TO FINANCIAL STATEMENTS
At October 31, 2006
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

Effective July 3, 2006, TA IDEX American Century International was renamed to TA IDEX MFS International Equity (the "Fund") and changed its sub-adviser from American Century Global Investment Management, Inc. to MFS Investment Management.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently has four classes of shares, Class A, Class B, Class C and Class I, each with different expense levels. Currently A, B, and C classes are closed to new investors. Class I commenced operations on November 15, 2005. Class I is only available for investment to certain affiliated asset allocation funds. Prior to 11/15, certain affiliated asset allocation funds invested in Class A. Class I is currently uninvested. Class B shares will convert to Class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Foreign securities generally are valued based on quotations from the primary market in which they are traded. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund's net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not "readily available." As a result, foreign equity securities held by the Fund may be valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Other securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2006 was paying an interest rate of 3.65%.

Throughout the year, the Fund may have a cash overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $1, earned by IBT for its services.

Transamerica IDEX Mutual Funds

Annual Report 2006

11

TA IDEX MFS International Equity

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2006
(all amounts in thousands)

NOTE 1.–(continued)

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Redemption fees: A short-term trading redemption fee may be assessed on any Fund shares in a fund account that are sold during the first five (5) NYSE trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2006, the Fund received less than $1 in redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

Foreign capital gains taxes: The Funds may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Funds accrue such taxes when the related income or capital gains are earned. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

NOTE 2.  RELATED PARTY TRANSACTIONS

Transamerica Fund Advisors, Inc. ("TFAI") is the Fund's investment adviser. Transamerica Fund Services, Inc. ("TFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. TFAI, TFS, and AFSG are affiliates of AEGON NV, a Netherlands corporation.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

Investment advisory fees: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.925% of the first $250 million of ANA
0.90% of the next $250 million of ANA
0.85% of the next $500 million of ANA
0.80% of ANA over $1 billion *

*  For the period November 1, 2005 through July 2, 2006, the ANA was determinded on a combined basis with the same named fund managed by the sub-adviser for AEGON/Transamerica Series Trust.

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.32% Expense Limit

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the reimbursed class expenses.

	Reimbursement of Class Expenses	Available for Recapture Through
Fiscal Year 2006:
Class A	$67	10/31/2009
Class B	94	10/31/2009
Class C	28	10/31/2009
Fiscal Year 2005:
Class B	83	10/31/2008
Class C	33	10/31/2008
Fiscal Year 2004:
Class C	3	10/31/2007

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional

Transamerica IDEX Mutual Funds

Annual Report 2006

12

TA IDEX MFS International Equity

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2006
(all amounts in thousands)

NOTE 2.–(continued)

expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%
Class B	1.00%
Class C	1.00%
Class I	N/A

From February 28, 2006 through March 1, 2007, the Fund will not pay 12b-1 fees under these plans.

Underwriter commissions relate to front-end sales charges imposed for Class A shares and contingent deferred sales charges from Classes B, C, and certain A share redemptions. For the year ended October 31, 2006, the underwriter commissions were as follows:

Received by Underwriter	$9
Retained by Underwriter	2
Contingent Deferred Sales Charge	1

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are fees paid to external legal counsel.

Transfer agent fees: The Fund pays TFS an annual per-account charge for each open and closed account. The Fund paid TFS $158 for the year ended October 31, 2006.

Deferred compensation plan: Each eligible independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan maintained by Transamerica IDEX Mutual Funds (the "Plan"). Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds, including the Fund. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of October 31, 2006, to $7.

Retirement plan: Under a retirement plan (the "Emeritus Plan") available to the Disinterested Trustees, each Disinterested Trustee is deemed to have elected to serve as Trustee Emeritus of Transamerica IDEX upon his or her termination of service, other than removal for cause, for a maximum period of five years determined by his or her years of service as a Trustee.

Such amounts shall be accrued by Transamerica IDEX on a pro rata basis allocable to each Transamerica IDEX fund based on the relative assets of the fund. If retainers increase in the future, past accruals (and credits) will be adjusted upward so that 50% of the Trustee's current retainer is accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred become payable to an Emeritus Trustee (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation will be paid on a quarterly basis during the time period that the Trustee Emeritus is allowed to serve as such.

Amounts deferred and accrued under the Deferred Compensation and Emeritus Plans are unfunded and unsecured claims against the general assets of Transamerica IDEX. For the period ended October 31, 2006, the amount related to the Emeritus Plan was $3. As of October 31, 2006, the Fund has not made any payments related to the Emeritus Plan.

Brokerage commissions: Brokerage commissions incurred on security transactions placed with an affiliate of the adviser for the year ended October 31, 2006 were $3.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2006 were as follows:

Purchases of securities:
Long-Term	$61,554
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	136,156
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, foreign currency transactions, passive foreign investment companies and capital loss carryforwards.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to

Transamerica IDEX Mutual Funds

Annual Report 2006

13

TA IDEX MFS International Equity

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2006
(all amounts in thousands)

NOTE 4.–(continued)

reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Shares of beneficial interest, unlimited shares authorized	$1
Undistributed (accumulated) net investment income (loss)	930
Undistributed (accumulated) net realized gain (loss) from investment securities	(931)

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

Capital Loss Carryforward	Available through
$3,138	October 31, 2010

The capital loss carryforward utilized during the year ended October 31, 2006 was $1,326.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2005 and 2006 was as follows:

2005 Distributions paid from:
Ordinary Income	$1,407
Long-term Capital Gain	–
2006 Distributions paid from:
Ordinary Income	514
Long-term Capital Gain	23,904

The tax basis components of distributable earnings as of October 31, 2006 are as follows:

Undistributed Ordinary Income	$6,434
Undistributed Long-term Capital Gain	$10,656
Capital Loss Carryforward	$(3,138)
Net Unrealized Appreciation (Depreciation)	$2,556

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

NOTE 6.  RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "morelikely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Manager is evaluating the application of FIN 48 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the financial statements.

In September 2006, FASB issued its new Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted. The Manager is evaluating the application of FAS 157 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, the Fund's financial statements.

Transamerica IDEX Mutual Funds

Annual Report 2006

14

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX MFS International Equity:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX MFS International Equity (the "Fund") at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

Tampa, Florida
December 27, 2006

Transamerica IDEX Mutual Funds

Annual Report 2006

15

TA IDEX MFS International Equity

SUPPLEMENTAL INFORMATION (unaudited)
TAX INFORMATION

For dividends paid during the year ended October 31, 2006, the Fund designated $514 as qualified dividend income.

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $23,904 for the year ended October 31, 2006.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2006. Complete information will be computed and reported in conjunction with your 2006 Form 1099-DIV.

Transamerica IDEX Mutual Funds

Annual Report 2006

16

TA IDEX MFS International Equity

INVESTMENT SUB-ADVISORY AGREEMENT – REVIEW AND APPROVAL (unaudited)

At a meeting of the Board of Trustees of Transamerica IDEX Mutual Funds ("TA IDEX") held on April 4th and 5th, 2006, the Board reviewed and considered the proposed Investment Sub-Advisory Agreement of TA IDEX MFS International Equity (the "Fund") between Transamerica Fund Advisors, Inc. ("TFAI") and MFS Investment Management ("MFS" or the "Sub-Adviser"), to determine whether the agreement should be approved for an initial two-year period (and whether MFS should replace American Century Global Investment Management, Inc. ("American Century"), the Fund's then sub-adviser, as sub-adviser to the Fund). Following their review and consideration, the Trustees determined that the proposed Sub-Advisory Agreement will enable Fund shareholders to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of the shareholders. The Board, including the independent members of the Board, unanimously approved the Sub-Advisory Agreement. In reaching their decision, the Trustees requested and obtained from TFAI and MFS such information as they deemed reasonably necessary to evaluate the approval of the agreement, including information prepared for their comparisons of the Fund, as currently managed by American Century, to a proprietary fund of MFS with an investment objective and investment strategies comparable to those of the Fund, that is managed by the proposed portfolio managers for the Fund with the strategies that MFS proposed to use to manage the Fund if it was appointed as sub-adviser (the "MFS Proprietary series"). They based their decision on the following considerations, among others, that they believed, in light of the legal advice furnished to them by Fund counsel and independent legal counsel and their own business judgment, to be relevant, although they did not identify any consideration or particular information that was controlling of their decision:

The nature, extent and quality of the sub-advisory services to be provided: The Board considered the nature and quality of services currently provided by MFS to other series within the fund complex, the services expected to be provided by MFS upon its appointment as sub-adviser to the Fund and, for comparison purposes, the services currently provided to the Fund by American Century. The Trustees favorably noted that MFS proposed to manage the Fund at a lower sub-advisory fee rate than American Century. The Board determined that MFS is capable of providing high quality services, as indicated by its reputation, track record in the industry, and the high quality investment management services it has provided to other series within the fund complex in the past. The Board considered the professional qualifications and experience of the prospective portfolio managers for the Fund and the depth and processes of MFS's research team. The Board noted past regulatory issues at MFS, but concluded that MFS's compliance culture has improved and is satisfactory. Consequently, the Board determined that MFS can provide investment and related services that are appropriate in scope and extent in light of the Fund's operations, the competitive landscape of the investment company business and investor needs, and of a quality equal or superior to the services currently provided by American Century.

The investment performance of the Fund: The Board considered the performance of the Fund and noted that it had expressed concerns about the Fund's performance compared to its peers in the past, and that the Fund has been on a watch list for a period of time to permit the Board to gauge the ability of American Century to improve performance. For comparison purposes, the Board reviewed the performance information of the MFS Proprietary series and noted that the series has demonstrated investment performance stronger than the Fund. The Board further noted that the Fund would be managed in a like manner by the same management personnel as the MFS Proprietary series. Based on this information and an assessment of the nature, extent and quality of investment sub-advisory and related services expected to be provided by MFS, the Board determined that MFS would be capable of generating a level of investment performance that is appropriate in light of the Fund's investment objective, policies and strategies, and competitive with other investment companies.

The costs of advisory services provided and the level of profitability: The Board reviewed data that compared the Fund's current management and sub-advisory fees against the proposed management and sub-advisory fees, noting that the management fee would remain the same but that the sub-advisory fee would be lower, which could in turn permit TFAI to lower its fee in the future. The Board carefully reviewed the proposal, and concluded that the proposed change of investment sub-adviser is reasonably likely to benefit the Fund and its shareholders. In addition, on the basis of the Board's review of the management fee charged by TFAI for investment advisory and related services, the proposed sub-advisory fee to be paid to MFS and TFAI's estimated profitability information, the Board concluded that the proposed level of investment management and sub-advisory fees, as well as TFAI's profitability, are appropriate.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows: The Board noted that the Fund's management fees and proposed investment sub-advisory fees include asset-based breakpoints, which permit economies of scale to be realized in the future if the Fund grows. The Board also noted that, in the future, it would have the opportunity to periodically re-examine whether the Fund has achieved economies of scale that are appropriately reflected in the investment management fee payable by the Fund and fee payable by TFAI to MFS in the future.

Transamerica IDEX Mutual Funds

Annual Report 2006

17

TA IDEX MFS International Equity

Benefits (such as soft dollars) to MFS from its relationships with the Fund: The Board concluded that other benefits anticipated to be derived by TFAI and MFS from their relationships with the Fund are expected to be reasonable and fair, and consistent with industry practice and the best interests of the Fund and its shareholders, as reflected by the relationships that TFAI and MFS maintain with other series within the fund complex. The Board noted that TFAI does not realize "soft dollar" benefits from its relationship with the Fund, and that MFS would engage in "soft dollar" arrangements consistent with applicable law and "best execution" requirements, and, further, that MFS would be asked to participate in a brokerage program pursuant to which a certain portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of "soft-dollar" arrangements MFS may engage in with respect to the Fund's brokerage transactions.

Other Considerations: In approving the appointment of MFS as Sub-Adviser to the Fund, the Board also considered MFS's overall portfolio management capabilities, the historical effectiveness of its proposed investment program for other clients, as demonstrated by the MFS Proprietary series, its alignment of portfolio manager compensation with investment performance, and its improved compliance record.

MFS was appointed effective July 3, 2006.

Transamerica IDEX Mutual Funds

Annual Report 2006

18

TA IDEX Multi-Manager International Fund

MARKET ENVIRONMENT

Despite a downdraft in the spring of 2006, foreign markets delivered good returns for the period from March 1, 2006, the date when TA IDEX Multi-Manager International Fund was launched, through October 31, 2006. The Morgan Stanley Capital International World ex-USA Index ("MSCI World ex USA") gained 12.38% during the period. Foreign markets posted strong gains in March and April, but nervousness about the global impact of a slowing U.S. economy and surging oil prices helped spark a sell-off in May and early June, followed by general volatility in July. As investors avoided riskier assets during that stretch, emerging markets, small-cap, and growth-oriented stocks underperformed significantly. In August, the Federal Reserve Board ("Fed") paused its rate-tightening campaign and oil prices eased, prompting a market rebound that continued through October. Emerging markets, small-caps, and growth stocks all made up ground. Overall, foreign stocks have benefited this year from European merger activity, economic improvement in Japan, a decline of the dollar against several major currencies, and the strong, albeit volatile, performance of emerging markets.

PERFORMANCE

For the period from inception March 1, 2006 through October 31, 2006, TA IDEX Multi-Manager International Fund, Class A returned 6.30%. By comparison, its benchmark, the MSCI World ex-USA gained 12.38%.

STRATEGY REVIEW

This recently launched fund-of-funds is structured to provide broad coverage of international equity markets. Its underlying fund holdings cover a range of international investing styles, including large value, large growth, all-cap, small-cap, emerging markets, and global real estate. The portfolio typically devotes approximately 30% to 35% of assets to international small-cap and mid-cap stocks and about 20% of assets to emerging-markets stocks.

During the March-October period, the portfolio's smaller-cap and emerging markets weightings hindered its performance versus the MSCI World ex-USA benchmark. The MSCI EAFE Small-Cap Index returned 5.20% and the MSCI Emerging Markets Index returned 6.25% during the period, considerably less than the overall MSCI World ex-USA's 12.38% return. That said, the portfolio's dedicated small-cap holding, TA IDEX Evergreen International Small Cap, outperformed the small-cap index for the period. TA IDEX Oppenheimer Developing Markets underperformed the emerging markets index for the period, although it has rebounded strongly over the three months ending October 31, 2006.

With international value stocks performing the best during the period, TA IDEX AllianceBernstein International Value was the most positive contributor to the portfolio's performance. TA IDEX Clarion Global Real Estate Securities, which invests in both foreign and domestic real estate, also was a positive contributor. Although the portfolio's large-growth holding, TA IDEX Marsico International Growth, and the all-cap TA IDEX Neuberger Berman International both posted healthy returns during the period, they underperformed most of their fund peers in their Morningstar categories.

Jon Hale, PhD, CFA

Michael Stout, CFA

Jeff McConnell, CFA

Maciej Kowara, PhD, CFA

Co-Fund Managers
Morningstar Associates, LLC

Transamerica IDEX Mutual Funds

Annual Report 2006

TA IDEX Multi-Manager International Fund 1

TA IDEX Multi-Manager International Fund

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Average Annual Total Return for Period Ended 10/31/06

	From Inception	Inception Date
Class A (NAV)	6.30%	3/1/06
Class A (POP)	0.45%	3/1/06
MSCI World ex USA[1]	12.38%	3/1/06
Class B (NAV)	5.90%	3/1/06
Class B (POP)	0.90%	3/1/06
Class C (NAV)	5.80%	3/1/06
Class C (POP)	4.80%	3/1/06

NOTES

1  The Morgan Stanley Capital International World ex USA (MSCI World ex USA) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2006 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund.

The ability of the Fund to achieve its objective depends largely on the performance of the underlying funds in which it invests, a pro-rata portion of whose operating expenses the Fund bears.

Investments in global/international markets involve risks not associated with U.S. markets, such as currency fluctuations, adverse social and political developments, and the relatively small size and lesser liquidity of the markets.

Transamerica IDEX Mutual Funds

Annual Report 2006

TA IDEX Multi-Manager International Fund 2

TA IDEX Multi-Manager International Fund

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees;
and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2006 and held for the entire period until October 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions. The expenses shown in the table do not reflect any expenses from the Funds investment in other affiliated investment companies. The average weighted annualized expense ratio of the underlying investment companies at October 31, 2006, was 1.12%.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$1,000.90	0.80%	$4.03
Hypothetical (b)	1,000.00	1,021.17	0.80	4.08
Class B
Actual	1,000.00	997.20	1.45	7.30
Hypothetical (b)	1,000.00	1,017.90	1.45	7.37
Class C
Actual	1,000.00	997.20	1.45	7.30
Hypothetical (b)	1,000.00	1,017.90	1.45	7.37

(a)  Expenses are calculated using the Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Investment Type
At October 31, 2006

This chart shows the percentage breakdown by asset type of the aggregate portfolio holdings of the underlying affiliated investment companies in which the Fund invests. The security lending collateral in the underlying funds is excluded from this calculation.

Transamerica IDEX Mutual Funds

Annual Report 2006

TA IDEX Multi-Manager International Fund 3

TA IDEX Multi-Manager International Fund

SCHEDULE OF INVESTMENTS
At October 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
Investment Companies (99.2%) ø
Specialty–Real Estate (7.7%)
TA IDEX Clarion Global Real Estate Securities	550,106	$11,140
World Equity (91.5%)
TA IDEX AllianceBernstein International Value	2,903,772	35,861
TA IDEX BlackRock Global Allocation	955,571	10,721
TA IDEX Evergreen International Small Cap	1,012,905	16,389
TA IDEX Marsico International Growth	1,584,045	22,367
TA IDEX Neuberger Berman International	1,852,624	21,750
TA IDEX Oppenheimer Developing Markets	2,217,129	25,297
Total Investment Companies (cost: $136,877) #		$143,525

NOTES TO SCHEDULE OF INVESTMENTS:

ø  The Fund invests its assets in Class I shares of the affiliated Transamerica IDEX Mutual Funds.

#  Aggregate cost for federal income tax purposes is $137,015. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $6,510 and $–, respectively. Net unrealized appreciation for tax purposes is $6,510.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

TA IDEX Multi-Manager International Fund 4

TA IDEX Multi-Manager International Fund

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2006
(all amounts except per share amounts in thousands)

Assets:
Investment in affiliated investment companies at value (cost: $136,877)	$143,525
Cash	4
Receivables:
Shares of beneficial interest sold	2,254
Due from investment advisor	11
145,794
Liabilities:
Investment securities purchased	611
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	412
Distribution and service fees	87
Transfer agent fees	13
Administration fees	1
Other	29
1,153
Net Assets	$144,641
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$138,132
Undistributed (accumulated) net investment income (loss)	–
Undistributed (accumulated) net realized gain (loss) from investment in affiliated investment companies	(139)
Net unrealized appreciation (depreciation) on investment in affiliated investment companies	6,648
Net Assets	$144,641
Net Assets by Class:
Class A	$58,142
Class B	9,849
Class C	76,650
Shares Outstanding:
Class A	5,472
Class B	930
Class C	7,244
Net Asset Value Per Share:
Class A	$10.63
Class B	10.59
Class C	10.58
Maximum Offering Price Per Share (a):
Class A	$11.25

(a)  Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B, and C shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the period ended October 31, 2006 (b)
(all amounts in thousands)

Investment Income:
Dividends from affiliated investment companies	$68
Expenses:
Management and advisory fees	51
Distribution and service fees:
Class A	72
Class B	35
Class C	273
Transfer agent fees:
Class A	28
Class B	10
Class C	37
Printing and shareholder reports	17
Custody fees	17
Administration fees	6
Legal fees	1
Audit fees	19
Trustees fees	6
Registration fees	82
Other	3
Total expenses	657
Less:
Reimbursement of class expenses:
Class A	(17)
Class B	(8)
Class C	(22)
Total reimbursed expenses	(47)
Net expenses	610
Net Investment Income (Loss)	(542)
Net Realized and Unrealized Gain (Loss) on Investment in Affiliated Investment Companies:
Realized gain (loss) from investment in affiliated investment companies	(139)
Increase (decrease) in unrealized appreciation (depreciation) on investment in affiliated investment companies	6,648
Net Realized and Unrealized Gain (Loss) on Investment in Affiliated Investment Companies	6,509
Net Increase (Decrease) in Net Assets Resulting from Operations	$5,967

(b)  Commenced operations on March 1, 2006.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

TA IDEX Multi-Manager International Fund 5

TA IDEX Multi-Manager International Fund

STATEMENT OF CHANGES IN NET ASSETS
For the period ended
(all amounts in thousands)

October 31, 2006 (a)
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$(542)
Net realized gain (loss) from investment in affiliated investment companies	(139)
Change in unrealized appreciation (depreciation) on investment in affiliated investment companies	6,648
5,967
Capital Share Transactions:
Proceeds from shares sold:
Class A	58,484
Class B	9,775
Class C	77,781
146,040
Cost of shares redeemed:
Class A	(2,871)
Class B	(316)
Class C	(4,181)
(7,368)
Redemption fees:
Class A	– (b)
Class B	– (b)
Class C	2
2
Automatic conversions:
Class A	10
Class B	(10)
–
138,674
Net increase (decrease) in net assets	144,641
Net Assets:
Beginning of period	–
End of period	$144,641
Undistributed (Accumulated) Net Investment Income (Loss)	$–

October 31, 2006 (a)
Share Activity:
Shares issued:
Class A	5,756
Class B	963
Class C	7,679
14,398
Shares redeemed:
Class A	(285)
Class B	(32)
Class C	(435)
(752)
Automatic conversions:
Class A	1
Class B	(1)
–
Net increase (decrease) in shares outstanding:
Class A	5,472
Class B	930
Class C	7,244
13,646

(a)  Commenced operations on March 1, 2006

(b)  Rounds to less than $1.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

TA IDEX Multi-Manager International Fund 6

TA IDEX Multi-Manager International Fund

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2006	$10.00	$(0.04)	$0.67	$0.63	$–	$–	$–	$10.63
Class B	10/31/2006	10.00	(0.09)	0.68	0.59	–	–	–	10.59
Class C	10/31/2006	10.00	(0.09)	0.67	0.58	–	–	–	10.58

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)(i)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (g)	Return (c)	(000's)	Net (e)	Total (f)	Net Assets (a)(h)(j)	Rate (b)
Class A	10/31/2006	6.30%	$58,142	0.80%	0.88%	(0.67)%	1%
Class B	10/31/2006	5.90	9,849	1.45	1.69	(1.32)	1
Class C	10/31/2006	5.80	76,650	1.45	1.53	(1.32)	1

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.

(d)  Per share information is calculated based on average number of shares outstanding.

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  TA IDEX Mult-Manager International Fund ("the Fund") commenced operations on March 1, 2006.

(h)  Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(i)  Does not include expenses of the investment companies in which the Fund invests.

(j)  Ratios of Net Investment Income (Loss) to Average Net Assets are inclusive of Redemption Fees, if any. The impact of Redemption Fees is less than 0.01% for Class A, Class B, and Class C, respectively.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

TA IDEX Multi-Manager International Fund 7

TA IDEX Multi-Manager International Fund

NOTES TO FINANCIAL STATEMENTS
At October 31, 2006
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). TA IDEX Multi-Manager International Fund (the "Fund") began operations on March 1, 2006.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers three classes of shares, Class A, Class B and Class C, each with a public offering price that reflects different sales charges, if any, and expense levels. Class B shares will convert to Class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Investment company securities are valued at the net asset value of the underlying portfolio.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2006 was paying an interest rate of 3.65%.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Redemption fees: A short-term trading redemption fee may be assessed on any Fund shares in a fund account that are sold during the first five (5) NYSE trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the period from inception through October 31, 2006, the Fund received $2 in redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

NOTE 2.  RELATED PARTY TRANSACTIONS

Transamerica Fund Advisors, Inc. ("TFAI") is the Fund's investment adviser. Transamerica Fund Services, Inc. ("TFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. TFAI, TFS, and AFSG are affiliates of AEGON NV, a Netherlands corporation.

Transamerica Investment Management, LLC ("TIM") is an affiliate of the Fund and a sub-adviser to other funds within Transamerica IDEX Mutual Funds.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

Investment advisory fees: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following rate:

0.10% of ANA

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

0.45% Expense Limit

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%
Class B	1.00%
Class C	1.00%

In the case the Fund or a class of shares of the Fund is closed to new investors or investments, the Fund is authorized to pay 12b-1 fees for past sales and distribution efforts and present and past investor services.

Transamerica IDEX Mutual Funds

Annual Report 2006

TA IDEX Multi-Manager International Fund 8

TA IDEX Multi-Manager International Fund

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2006
(all amounts in thousands)

NOTE 2.–(continued)

Underwriter commissions relate to front-end sales charges imposed for Class A shares and contingent deferred sales charges from Classes B, C and certain A share redemptions. For the period from inception through October 31, 2006, the underwriter commissions were as follows:

Received by Underwriter	$1,162
Retained by Underwriter	184
Contingent Deferred Sales Charge	17

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.0125% of ANA. The Legal fees on the Statement of Operations are fees paid to external legal counsel.

Transfer agent fees: The Fund pays TFS an annual per-account charge for each open and closed account. The Fund paid TFS $73 for the period from inception through October 31, 2006.

Deferred compensation plan: Each eligible independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan maintained by Transamerica IDEX Mutual Funds (the "Plan"). Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds, including the Fund. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of October 31, 2006 were less than $1.

Retirement plan: Under a retirement plan (the "Emeritus Plan") available to the Disinterested Trustees, each Disinterested Trustee is deemed to have elected to serve as Trustee Emeritus of Transamerica IDEX upon his or her termination of service, other than removal for cause, for a maximum period of five years determined by his or her years of service as a Trustee.

Such amounts shall be accrued by Transamerica IDEX on a pro rata basis allocable to each Transamerica IDEX fund based on the relative assets of the fund. If retainers increase in the future, past accruals (and credits) will be adjusted upward so that 50% of the Trustee's current retainer is accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred become payable to an Emeritus Trustee (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation will be paid on a quarterly basis during the time period that the Trustee Emeritus is allowed to serve as such.

Amounts deferred and accrued under the Deferred Compensation and Emeritus Plans are unfunded and unsecured claims against the general assets of Transamerica IDEX. For the period ended October 31, 2006, the amount related to the Emeritus Plan was $4. As of October 31, 2006, the Fund has not made any payments related to the Emeritus Plan.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period from inception through October 31, 2006 were as follows:

Purchases of securities:
Long-Term	$137,669
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	653
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Shares of beneficial interest, unlimited shares authorized	$(542)
Undistributed (accumulated) net investment income (loss)	542

The capital loss carryforward is available to offset future realized capital gains through the period listed:

Capital Loss Carryforward	Available through
$1	October 31, 2014

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2006 was as follows:

2006 Distributions paid from:
Ordinary Income	$–
Long-term Capital Gain	–

Transamerica IDEX Mutual Funds

Annual Report 2006

TA IDEX Multi-Manager International Fund 9

TA IDEX Multi-Manager International Fund

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2006
(all amounts in thousands)

NOTE 4.  FEDERAL INCOME TAX MATTERS (continued)

The tax basis components of distributable earnings as of October 31, 2006 are as follows:

Undistributed Ordinary Income	$–
Undistributed Long-term Capital Gain	$–
Capital Loss Carryforward	$(1)
Net Unrealized Appreciation (Depreciation)	$6,510

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

NOTE 6.  RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Manager is evaluating the application of FIN 48 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the financial statements.

In September 2006, FASB issued its new Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted. The Manager is evaluating the application of FAS 157 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, the Fund's financial statements.

Transamerica IDEX Mutual Funds

Annual Report 2006

TA IDEX Multi-Manager International Fund 10

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX Multi-Manager International Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX Multi-Manager International Fund, hereafter referred to as (the "Fund") at October 31, 2006, and the result of operations, the change in net assets and the financial highlights for the period March 1, 2006 (commencement of operations) through October 31, 2006, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and transfer agent, provides a reasonable basis for our opinion.

Tampa, Florida
December 27, 2006

Transamerica IDEX Mutual Funds

Annual Report 2006

TA IDEX Multi-Manager International Fund 11

TA IDEX PIMCO Real Return TIPS

MARKET ENVIRONMENT

During most of the period, the bond market was focused on the pace and duration of the Federal Reserve Board's ("Fed") tightening cycle. Market expectations of continued Fed tightening drove short-term rates higher and helped produce a significant flattening of the yield curve during the year. The U.S. central bank raised the Federal Funds ("Fed Funds") rate in 25 basis point increments through June to 5.25% due to concerns of accelerating inflation and signs of economic growth.

However, during July, U.S. Treasury yields started to decline based on evidence that the U.S. economy was beginning to slow. Treasury yields continued their descent in August on the back of a continued slowdown in the housing market, weaker inflation prints, and rising unemployment. In August, the Federal Open Market Committee kept rates unchanged at 5.25% for the first time in two years, after seventeen consecutive 25 basis points rate hikes, citing weakness in the housing sector and falling energy prices. The Fed left the target Fed Funds rate unchanged at 5.25% at their next three meetings through the year ended October.

PERFORMANCE

For the year ended October 31, 2006, TA IDEX PIMCO Real Return TIPS, Class A returned 2.36%. By comparison its benchmark, the Lehman Brothers Global U.S. TIPS Index returned 2.98%.

STRATEGY REVIEW

PIMCO's investment process is based upon a long-term approach, which utilizes both "top-down" and "bottom-up" strategies. Top-down strategies focus on duration, yield curve positioning, volatility and sector rotation, while bottom-up strategies drive our security selection process and facilitate the identification and analysis of undervalued securities. As we believe that no single strategy should dominate returns, our Real Return strategy relies on multiple sources of value added in a highly diversified portfolio.

During the twelve-month period broad diversification helped returns for the period amid a challenging environment for bonds. The Fund underperformed its benchmark. For the first part of the year, the portfolio's above-index duration was negative for performance, but this was more than offset with interest rates falling in the latter part of the period. An overweight to shorter maturities hurt returns, as the yield curve continued to flatten as short rates rose while the Fed raised the Federal Funds rate through most of the period. However, exposure to mortgages and coupon selection helped performance as this sector outperformed like-duration Treasuries. Treasury Inflation Protected Securities ("TIPS") security selection and cash-backing strategies were positive for performance. Exposure to emerging market bonds helped performance as credit premiums narrowed during the period.

John B. Brynjolfsson, CFA

Fund Manager
Pacific Investment Management Company LLC

Transamerica IDEX Mutual Funds

Annual Report 2006

1

TA IDEX PIMCO Real Return TIPS

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Average Annual Total Return for Periods Ended 10/31/06

	1 year	From Inception	Inception Date
Class A (NAV)	2.36%	3.99%	3/1/03
Class A (POP)	(2.50)%	2.62%	3/1/03
LBGR U.S. TIPS[1]	2.98%	4.48%	3/1/03
Class B (NAV)	2.09%	3.43%	3/1/03
Class B (POP)	(2.81)%	2.93%	3/1/03
Class C (NAV)	2.09%	3.34%	3/1/03
Class C (POP)	1.11%	3.34%	3/1/03
Class I (NAV)	2.55%	2.90%	11/8/04

NOTES

1  The Lehman Brothers Global Real U.S. TIPS (LBGR U.S. TIPS) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

The Fund is non-diversified. Investments in a "non-diversified" fund may be subject to specific risks such as susceptibility to single economic, political, or regulatory events, and may be subject to greater loss than investments in a diversified fund. In addition, this fund invests in derivatives that are subject to the additional risks of inaccurate market predictions, illiquid markets, adverse tax consequences, and leveraging.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund.

This Fund is closed to new investments.

Transamerica IDEX Mutual Funds

Annual Report 2006

2

TA IDEX PIMCO Real Return TIPS

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2006 and held for the entire period until October 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$1,036.40	0.91%	$4.67
Hypothetical (b)	1,000.00	1,020.62	0.91	4.63
Class B
Actual	1,000.00	1,036.10	0.86	4.41
Hypothetical (b)	1,000.00	1,020.87	0.86	4.38
Class C
Actual	1,000.00	1,036.10	0.87	4.46
Hypothetical (b)	1,000.00	1,020.82	0.87	4.43
Class I
Actual	1,000.00	1,036.50	0.73	3.75
Hypothetical (b)	1,000.00	1,021.53	0.73	3.72

(a)  Expenses are calculated using the Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Asset Type
At October 31, 2006

This chart shows the percentage breakdown by asset type of the Fund's total investment securities.

Transamerica IDEX Mutual Funds

Annual Report 2006

3

TA IDEX PIMCO Real Return TIPS

SCHEDULE OF INVESTMENTS
At October 31, 2006
(all amounts except share amounts in thousands)

	Principal		Value
U.S. GOVERNMENT OBLIGATIONS (114.4%)
U.S. Treasury Bond 6.63%, due 02/15/2027		$900	$1,111
U.S. Treasury Inflation Indexed Bond 3.38%, due 01/15/2007		22,392	22,128
3.63%, due 01/15/2008		92,885	93,023
3.88%, due 01/15/2009		30,707	31,361
4.25%, due 01/15/2010		43,505	45,674
0.88%, due 04/15/2010		20,233	19,067
3.50%, due 01/15/2011		44,164	45,939
2.38%, due 04/15/2011		1,746	1,737
3.38%, due 01/15/2012		521	545
3.00%, due 07/15/2012		41,730	43,016
1.88%, due 07/15/2013		82,481	79,871
2.00%, due 01/15/2014		39,062	38,072
2.00%, due 07/15/2014		47,376	46,147
1.88%, due 07/15/2015		25,786	24,828
2.00%, due 01/15/2016		6,369	6,187
2.50%, due 07/15/2016		21,908	22,223
2.38%, due 01/15/2025		49,107	49,709
2.00%, due 01/15/2026		34,002	32,497
3.63%, due 04/15/2028		37,566	46,388
3.88%, due 04/15/2029		41,350	53,241
3.38%, due 04/15/2032		919	1,138
U.S. Treasury Note 4.50%, due 02/28/2011		800	798
Total U.S. Government Obligations (cost: $713,440)			704,700
U.S. GOVERNMENT AGENCY OBLIGATIONS (4.5%)
Fannie Mae 5.47%, due 08/25/2034 *		471	470
5.76%, due 10/01/2044 *		164	164
Fannie Mae TBA 5.50%, due 11/01/2036		5,000	4,941
6.00%, due 11/01/2036		8,000	8,048
5.50%, due 12/01/2036		14,400	14,224
Total U.S. Government Agency Obligations (cost: $27,759)			27,847
FOREIGN GOVERNMENT OBLIGATIONS (12.7%)
Canada Government 3.00%, due 12/01/2036	CAD	427	497
French Republic Zero Coupon, due 12/28/2006	EUR	60,930	77,346
Russian Federation 5.00%, due 03/31/2030 (a)		500	560
Total Foreign Government Obligations (cost: $76,937)			78,403

	Principal	Value
MORTGAGE-BACKED SECURITIES (1.1%)
Bank of America Mortgage Securities, Series 2004-1, Class 5A1 6.50%, due 09/25/2033	$120	$121
Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-3, Class 1A2 5.61%, due 04/25/2035 *	2,480	2,488
Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-R2, Class 1AF1–144A 5.66%, due 06/25/2035 *	509	508
Greenpoint Mortgage Funding Trust, Series 2005-AR1, Class A2 5.54%, due 06/25/2045 *	1,190	1,195
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1 4.54%, due 09/25/2035 *	1,430	1,413
Lehman XS Trust, Series 2006-10N, Class 1A1A 5.40%, due 07/25/2046 *	735	727
Total Mortgage-Backed Securities (cost: $6,464)		6,452
ASSET-BACKED SECURITIES (0.3%)
Citigroup Mortgage Loan Trust, Inc., Series 2005-1L, Class A1A 4.90%, due 12/25/2035 *	86	85
Equity One ABS, Inc., Series 2004-1, Class AV2 5.62%, due 04/25/2034 *	85	85
GSAMP Trust, Series 2004-SEA2, Class A2A 5.61%, due 03/25/2034 *	205	206
Merrill Lynch Mortgage Investors, Inc., Series 2006-WMC1, Class A2A 5.40%, due 01/25/2037 *	226	226
Residential Asset Securities Corp., Series 2006-KS3, Class AI1 5.39%, due 04/25/2036 *	70	70
Sequoia Mortgage Trust, Series 5, Class A 5.67%, due 10/19/2026 *	297	297
Small Business Administration, Series 2004-P10, Class A 4.50%, due 02/10/2014	981	952
Soundview Home Equity Loan Trust, Series 2006-1, Class A1 5.39%, due 02/25/2036 *	77	77

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

4

TA IDEX PIMCO Real Return TIPS

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
Soundview Home Equity Loan Trust, Series 2006-2, Class A1 5.39%, due 03/25/2036 *	$46	$46
Truman Capital Mortgage Loan Trust, Series 2004-1, Class A1–144A 5.66%, due 01/25/2034 *	43	43
Total Asset-Backed Securities (cost: $2,116)		2,087
MUNICIPAL BONDS (0.1%)
Revenue-Tobacco (0.1%)
Tobacco Settlement Financing Corp., RI 6.00%, due 06/01/2023	600	638
Revenue-Utilities (0.0%)
New York, NY, City Municipal Water Finance Authority 4.75%, due 06/15/2038	200	205
Total Municipal Bonds (cost: $738)		843
CORPORATE DEBT SECURITIES (2.9%)
Automotive (0.5%)
DaimlerChrysler North America Holding Corp. 5.64%, due 03/07/2007 *	2,800	2,801
Commercial Banks (0.4%)
Rabobank Nederland–144A 5.39%, due 01/15/2009 *	400	400
Unicredit Luxembourg Finance SA–144A 5.43%, due 10/24/2008 *	900	900
Wachovia Bank NA 5.46%, due 12/02/2010 *	1,200	1,200
Communication (0.2%)
CSC Holdings, Inc. 7.88%, due 12/15/2007	1,100	1,115
Gas Production & Distribution (0.0%)
El Paso Corp. 7.63%, due 08/16/2007	100	101
Mortgage Bankers & Brokers (0.3%)
Atlantic & Western Re, Ltd., Series A–144A 11.37%, due 01/09/2007 *§	1,100	1,094
Atlantic & Western Re, Ltd., Series B–144A 11.62%, due 01/09/2009 *§	700	668
Personal Credit Institutions (0.9%)
Ford Motor Credit Co. 6.34%, due 03/21/2007 *	2,900	2,899
General Electric Capital Corp. 5.43%, due 03/04/2008 *	2,300	2,302
5.43%, due 12/12/2008 *	500	500

	Principal	Value
Security & Commodity Brokers (0.6%)
Citigroup, Inc. 5.42%, due 01/30/2009 *	$500	$500
Goldman Sachs Group, Inc. 5.66%, due 06/28/2010 *	3,000	3,015
Total Corporate Debt Securities (cost: $17,521)		17,495
LOAN PARTICIPATIONS (0.2%)
Paper & Allied Products (0.2%)
Koch Forest Products, Inc., Series B 7.39%, due 12/20/2012	993	998
Total Loan Participations (cost: $992)		998
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (0.2%)
U.S. Treasury Bill 4.96%, due 11/30/2006 d	360	359
4.81%, due 12/14/2006 vd	655	651
Total Short-Term U.S. Government Obligations (cost: $1,010)		1,010
COMMERCIAL PAPER (0.5%)
Commercial Banks (0.5%)
Danske Corp. 5.24%, due 01/30/2007	2,800	2,763
Total Commercial Paper (cost: $2,763)		2,763
	Notional Amount	Value
PURCHASED SWAPTIONS (0.0%)
Covered Call Swaptions (0.0%)
LIBOR Rate Swaption §m	$21,000	$168
Call Strike $5.25
Expires 06/07/2007
LIBOR Rate Swaption §m Call Strike $5.25 Expires 06/07/2007	5,000	40
Total Purchased Swaptions (cost: $111)		208
Total Investment Securities (cost: $849,851) #		$842,806
WRITTEN SWAPTIONS (-0.1%)
Covered Call Swaptions (-0.1%)
LIBOR Rate Swaption m Call Strike $5.30 Expires 01/02/2007	12,000	(195)
LIBOR Rate Swaption m Call Strike $5.34 Expires 06/07/2007	9,000	(171)
LIBOR Rate Swaption m Call Strike $5.33 Expires 06/07/2007	2,000	(37)

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

5

TA IDEX PIMCO Real Return TIPS

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2006
(all amounts except share amounts in thousands)

	Notional Amount	Value
Put Swaptions (0.0%)
LIBOR Rate Swaption m	$8,000	$—	o
Put Strike $5.90
Expires 01/02/2007
LIBOR Rate Swaption m	4,000	—	o
Put Strike $6.10
Expires 01/02/2007
Total Written Swaptions (premiums: $288)		(403)
SWAP AGREEMENTS:

	Expiration Date	Notional Amount		Net Unrealized Appreciation (Depreciation)
Receive a floating rate based on 6-month EURIBOR and pay a fixed rate equal to 4.50%. Counterparty: Goldman Sachs Capital Markets, LP	06/17/2015	EUR	8,400	$502
Receive a fixed rate equal to 2.1025% and the Fund will pay a floating rate based on FRC–Excluding Tobacco- Non-Revised Consumer Price Index. Counterparty: Barclays Bank PLC §m	10/15/2010	EUR	5,000	67
Receive a fixed rate equal to 2.04% and the Fund will pay a floating rate based on FRC–Excluding Tobacco- Non-Revised Consumer Price Index. Counterparty: BNP Paribas §m	02/21/2011	EUR	5,500	46
Receive a fixed rate equal to 3.65% and the Fund will pay to the counterparty at the notional amount in the event of default of General Motors Acceptance Corp., 6.875, due 08/28/2012. Counterparty: Deutsche Bank AG §	06/20/2011		$200	17
Receive a floating rate based on 6-month Great British Pound–LIBOR and pay a fixed rate equal to 4.25%. Counterparty: HSBC Bank USA, N.A. §	06/12/2036	GBP	1,300	28

	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Receive a floating rate based on 3-month United States Dollar– LIBOR and pay a fixed rate equal to 5.0%. Counterparty: Goldman Sachs Capital Markets, LP §	12/20/2013	$4,000	$(91)
Receive a fixed rate equal to 5.00% and pay a floating rate based on 3-month United States Dollar–LIBOR. Counterparty: Royal Bank of Scotland PLC	12/20/2011	15,800	281
Receive a floating rate based on 3-month United States Dollar– LIBOR and pay a fixed rate equal to 5.00%. Counterparty: Deutsche Bank AG §	12/20/2021	1,200	(57)
Receive a floating rate based on 3-month United States Dollar– LIBOR and pay a fixed rate equal to 5.00%. Counterparty: Deutsche Bank AG §	12/20/2026	1,300	(81)
Receive a floating rate based on 3-month United States Dollar– LIBOR and pay a fixed rate equal to 5.00%. Counterparty: Morgan Stanley Capital Services, Inc. §	12/20/2036	1,200	(77)
Receive a floating rate based on 3-month United States Dollar– LIBOR and pay a fixed rate equal to 5.00%. Counterparty: Bank of America, N.A. §	12/20/2016	16,800	(541)
Receive a floating rate based on 3-month United States Dollar– LIBOR and pay a fixed rate equal to 5.00%. Counterparty: Morgan Stanley Capital Services, Inc. §	12/20/2016	100	(3)
Receive a floating rate based on 3-month United States Dollar– LIBOR and pay a fixed rate equal to 5.00%. Counterparty: Goldman Sachs Capital Markets, LP §	12/20/2016	9,500	(306)
Receive a floating rate based on 3-month United States Dollar– LIBOR and pay a fixed rate equal to 5.00%. Counterparty: JP Morgan & Chase §	12/20/2016	8,400	(270)

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

6

TA IDEX PIMCO Real Return TIPS

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2006
(all amounts except share amounts in thousands)

	Expiration Date	Notional Amount		Net Unrealized Appreciation (Depreciation)
Receive a fixed rate equal to 5.00% and pay a floating rate based on 3-month United States Dollar–LIBOR. Counterparty: UBS AG	12/20/2008		$3,800	$37
Receive a fixed rate equal to 5.00% and pay a floating rate based on 3-month United States Dollar–LIBOR. Counterparty: Goldman Sachs Capital Markets, LP	12/20/2008		7,900	76
Receive a fixed rate equal to 5.00% and pay a floating rate based on 3-month United States Dollar–LIBOR. Counterparty: Barclays Bank PLC	12/20/2008		2,600	25
Receive a fixed rate equal to 2.095% and the Fund will pay a floating rate based on FRC– Excluding Tobacco-Non-Revised Consumer Price Index. Counterparty: UBS AG §m	10/15/2011	EUR	3,600	34
Receive a floating rate based on CPTFEMU Index and the Fund will pay a fixed rate equal to 2.275%. Counterparty: UBS AG m	10/15/2016	EUR	1,400	—	o
Receive a fixed rate equal to 2.35% and the Fund will pay a floating rate based on FRC– Excluding Tobacco-Non-Revised Consumer Price Index. Counterparty: UBS AG §m	10/15/2016	EUR	1,400	3
Receive a fixed rate equal to 2.0275% and the Fund will pay a floating rate based on FRC–Excluding Tobacco- Non-Revised Consumer Price Index. Counterparty: JP Morgan & Chase §m	10/15/2011	EUR	1,400	—	o
Receive a fixed rate equal to 2.35% and the Fund will pay a floating rate based on FRC– Excluding Tobacco-Non- Revised Consumer Price Index. Counterparty: JP Morgan & Chase §m	10/15/2016	EUR	1,300	—	o

	Expiration Date	Notional Amount		Net Unrealized Appreciation (Depreciation)
Receive a fixed rate equal to 5.0% and pay a floating rate based on 6-month British Pound–LIBOR Counterparty: Barclays Bank PLC	06/15/2009	GBP	10,200	$—	o
Receive a fixed rate equal to 1.78% and the Fund will pay to the counterparty at the notional amount in the event of default of General Motors Acceptance Corp., 6.875, due 08/28/2012. Counterparty: Bank of America, N.A. §	12/20/2011		$1,100	13
Receive a fixed rate equal to 5.00% and pay a floating rate based on 3-month United States Dollar–LIBOR. Counterparty: UBS AG §	06/18/2009		105,000	404
Total Swap Agreements (premium $141)			$218,400	$107
FUTURES CONTRACTS:

	Contracts	Settlement Date	Amount	Net Unrealized Appreciation (Depreciation)
10 Year U.S. Treasury Note	191	12/29/2006	$20,670	$242
5 Year U.S. Treasury Note	325	12/30/2006	34,308	223
90-Day Euro Dollar	41	06/18/2007	9,732	(8)
90-Day Euro Dollar	85	09/17/2007	20,214	(9)
90-Day Euro Dollar	126	12/17/2007	30,002	38
90-Day Euro Dollar	35	03/17/2008	8,338	22
90-Day Euro Dollar	(4)	06/16/2008	(953)	—	o
90-Day Euro Dollar	(4)	09/15/2008	(952)	—	o
U. S. Treasury Long Bond	(29)	12/30/2006	(3,267)	(75)
			$118,092	$433
FORWARD FOREIGN CURRENCY CONTRACTS:
Currency	Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
Canadian Dollar	(487)	11/30/2006	$(428)	$(7)
Euro Dollar	(60,523)	12/08/2006	(77,200)	(197)
Japanese Yen	1,836,342	01/25/2007	15,584	271
			$(62,044)	$67

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

7

TA IDEX PIMCO Real Return TIPS

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2006
(all amounts except share amounts in thousands)

NOTES TO SCHEDULE OF INVESTMENTS:

*  Floating or variable rate note. Rate is listed as of October 31, 2006.

(a)  Russian Federation has a coupon rate of 5.00% until 03/31/2007, thereafter the coupon rate will become 7.50%.

§  Security is deemed to be illiquid.

o  Value is less than $1.

m  Securities valued as determined in good faith in accordance with procedures established by the Fund's Board of Trustees.

v  At October 31, 2006, all or a portion of this security is segregated with the custodian to cover margin requirements for open option contracts. The value of all securities segregated at October 31, 2006, is $323.

d  At October 31, 2006, all or a portion of this security is segregated with the custodian to cover margin requirements for open futures contracts. The value of all securities segregated at October 31, 2006 is $687.

#  Aggregate cost for federal income tax purposes is $852,033. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $33 and $9,260, respectively. Net unrealized depreciation for tax purposes is $9,227.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2006, these securities aggregated $3,613 or 0.6% of the net assets of the Fund.

CAD  Canadian dollar

EUR  Euro

EURIBOR  Euro Interbank Offer Rate

LIBOR  London Interbank Offer Rate

TBA  Mortgage-backed securities traded under delayed delivery commitments.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

8

TA IDEX PIMCO Real Return TIPS

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2006
(all amounts except share amounts in thousands)

Assets:
Investment securities, at value (cost: $849,851)	$842,806
Cash	2,856
Foreign currency (cost: $60)	60
Receivables:
Investment securities sold	14,186
Interest	5,656
Variation margin	218
Swap agreements at value(premiums: $141)	248
Unrealized appreciation on forward foreign currency contracts	271
Other	12
866,313
Liabilities:
Investment securities purchased	249,273
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	37
Management and advisory fees	359
Swap contract interest	9
Transfer agent fees	2
Administration fees	11
Unrealized depreciation on forward foreign currency contracts	204
Written swaptions (premiums: $288)	403
Other	74
250,372
Net Assets	$615,941
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$633,051
Undistributed (accumulated) net investment income (loss)	1,356
Undistributed (accumulated) net realized gain (loss) from investment securities, futures contracts, written options and swaptions, swaps and foreign currency transactions	(11,913)
Net unrealized appreciation (depreciation) on:
Investment securities	(7,045)
Futures contracts	433
Written option and swaption contracts	(115)
Swap agreements	107
Translation of assets and liabilities denominated in foreign currencies	67
Net Assets	$615,941
Net Assets by Class:
Class A	$4,107
Class B	5,155
Class C	3,082
Class I	603,597
Shares Outstanding:
Class A	409
Class B	518
Class C	311
Class I	60,031
Net Asset Value Per Share:
Class A	$10.05
Class B	9.95
Class C	9.91
Class I	10.05
Maximum Offering Price Per Share (a):
Class A	$10.55

(a)  Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B, C and I shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 2006
(all amounts in thousands)

Investment Income:
Interest	$32,216
Dividends	10
32,226
Expenses:
Management and advisory fees	3,823
Distribution and service fees:
Class A	48
Class B	29
Class C	24
Transfer agent fees:
Class A	9
Class B	10
Class C	7
Class I	– (b)
Printing and shareholder reports	7
Custody fees	91
Administration fees	114
Legal fees	23
Audit fees	19
Trustees fees	55
Registration fees	12
Other	14
Total expenses	4,285
Net Investment Income (Loss)	27,941
Net Realized Gain (Loss) from:
Investment securities	(12,296)
Futures contracts	609
Written option and swaption contracts	453
Swap agreements	2,879
Foreign currency transactions	(1,592)
(9,947)
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	(744)
Futures contracts	176
Written option and swaption contracts	(13)
Swap agreements	(2,607)
Translation of assets and liabilities denominated in foreign currencies	38
(3,150)
Net Realized and Unrealized Gain (Loss) on Investment Securities, Futures Contracts, Written Options and Swaptions, Swaps and Foreign Currency Transactions	(13,097)
Net Increase (Decrease) in Net Assets Resulting from Operations	$14,844

(b)  Rounds to less than $1.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

9

TA IDEX PIMCO Real Return TIPS

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	October 31, 2006	October 31, 2005 (a)
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$27,941	$18,206
Net realized gain (loss) from investment securities, futures contracts, written options and swaptions, swaps and foreign currency transactions	(9,947)	(1,266)
Change in unrealized appreciation (depreciation) on investment securities, futures contracts, written options and swaptions, swaps and foreign currency translation	(3,150)	(4,057)
	14,844	12,883
Distributions to Shareholders:
From net investment income:
Class A	(987)	(8,833)
Class B	(284)	(210)
Class C	(200)	(186)
Class I	(23,731)	(9,545)
	(25,202)	(18,774)
From net realized gains:
Class A	(4)	(5,455)
Class B	(5)	(127)
Class C	(4)	(109)
Class I	(265)	(3,816)
	(278)	(9,507)
Capital Share Transactions:
Proceeds from shares sold:
Class A	128	18,211
Class B	24	5,708
Class C	299	4,853
Class I	355,682	289,761
	356,133	318,533
Dividends and distributions reinvested:
Class A	940	14,233
Class B	219	255
Class C	134	178
Class I	23,996	13,361
	25,289	28,027
Cost of shares redeemed:
Class A	(272,101)	(77,637)
Class B	(4,791)	(3,323)
Class C	(5,364)	(3,263)
Class I	(63,907)	–
	(346,163)	(84,223)
Redemption fees:
Class A	–	– (b)
Class B	– (b)	– (b)
Class C	– (b)	–
	– (b)	– (b)

	October 31, 2006	October 31, 2005 (a)
Automatic conversions:
Class A	$12	$1
Class B	(12)	(1)
	–	–
	35,259	262,337
Net increase (decrease) in net assets	24,623	246,939
Net Assets:
Beginning of year	591,318	344,379
End of year	$615,941	$591,318
Undistributed (Accumulated) Net Investment Income (Loss)	$1,356	$116
Share Activity:
Shares issued:
Class A	13	1,743
Class B	3	550
Class C	30	471
Class I	35,025	27,591
	35,071	30,355
Shares issued–reinvested from distributions:
Class A	93	1,368
Class B	22	24
Class C	13	18
Class I	2,398	1,284
	2,526	2,694
Shares redeemed:
Class A	(26,811)	(7,502)
Class B	(479)	(321)
Class C	(539)	(317)
Class I	(6,267)	–
	(34,096)	(8,140)
Automatic conversions:
Class A	1	–
Class B	(1)	–
	–	–
Net increase (decrease) in shares outstanding:
Class A	(26,704)	(4,391)
Class B	(455)	253
Class C	(496)	172
Class I	31,156	28,875
	3,501	24,909

(a)  Class I was offered for investment on November 8, 2004.

(b)  Amount rounds to less than $1.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

10

TA IDEX PIMCO Real Return TIPS

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2006	$10.23	$0.94	$(0.70)	$0.24	$(0.41)	$(0.01)	$(0.42)	$10.05
	10/31/2005	10.48	0.30	(0.06)	0.24	(0.32)	(0.17)	(0.49)	10.23
	10/31/2004	10.10	0.02	0.76	0.78	(0.02)	(0.38)	(0.40)	10.48
	10/31/2003	10.00	0.14	0.07	0.21	(0.11)	–	(0.11)	10.10
Class B	10/31/2006	10.17	0.42	(0.21)	0.21	(0.42)	(0.01)	(0.43)	9.95
	10/31/2005	10.42	0.23	(0.09)	0.14	(0.22)	(0.17)	(0.39)	10.17
	10/31/2004	10.08	(0.02)	0.75	0.73	(0.01)	(0.38)	(0.39)	10.42
	10/31/2003	10.00	0.09	0.08	0.17	(0.09)	–	(0.09)	10.08
Class C	10/31/2006	10.13	0.39	(0.18)	0.21	(0.42)	(0.01)	(0.43)	9.91
	10/31/2005	10.39	0.23	(0.09)	0.14	(0.23)	(0.17)	(0.40)	10.13
	10/31/2004	10.08	(0.06)	0.76	0.70	(0.01)	(0.38)	(0.39)	10.39
	10/31/2003	10.00	0.09	0.08	0.17	(0.09)	–	(0.09)	10.08
Class I	10/31/2006	10.25	0.48	(0.22)	0.26	(0.45)	(0.01)	(0.46)	10.05
	10/31/2005	10.45	0.37	(0.04)	0.33	(0.36)	(0.17)	(0.53)	10.25

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)		Net Investment Income (Loss) to Average		Portfolio Turnover
	Ended (g)	Return (c)	(000's)	Net (e)	Total (f)	Net Assets (a)		Rate (b)
Class A	10/31/2006	2.36%	$4,107	1.07%	1.07%	9.24%		384%
	10/31/2005	2.35	277,289	1.10	1.10	2.89	(h)	662
	10/31/2004	7.94	330,282	1.15	1.15	0.20		1,438
	10/31/2003	2.09	36,531	1.65	2.03	2.07		480
Class B	10/31/2006	2.09	5,155	1.28	1.28	4.21	(h)	384
	10/31/2005	1.39	9,896	2.00	2.00	2.26	(h)	662
	10/31/2004	7.51	7,496	1.51	1.51	(0.20)		1,438
	10/31/2003	1.72	3,194	2.30	2.68	1.42		480
Class C	10/31/2006	2.09	3,082	1.33	1.33	3.95	(h)	384
	10/31/2005	1.35	8,167	2.04	2.04	2.22		662
	10/31/2004	7.20	6,601	1.87	1.87	(0.52)		1,438
	10/31/2003	1.72	3,148	2.30	2.68	1.42		480
Class I	10/31/2006	2.55	603,597	0.73	0.73	4.79		384
	10/31/2005	3.20	295,966	0.73	0.73	3.60		662

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.

(d)  Per share information is calculated based on average number of shares outstanding,

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  TA IDEX PIMCO Real Return TIPS (the "Fund") commenced operations on March 1, 2003.

(h)  Ratio of Net Investment Income (Loss) to Average Net Assets are inclusive of Redemption Fees, if any. The impact of Redemption Fees is less than 0.01% for Class A, Class B and Class C, respectively.

  The inception date of the Fund's offering of share Class I was November 8, 2004.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

11

TA IDEX PIMCO Real Return TIPS

NOTES TO FINANCIAL STATEMENTS
At October 31, 2006
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

In the normal course of business, TA IDEX PIMCO Real Return TIPS (the "Fund") enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund is "non-diversified" under the 1940 Act.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently has four classes of shares, Class A, Class B, Class C and Class I, each with different expense levels. Classes A, B, and C are closed to new investors. Class I is only available for investment to certain affiliated asset allocation funds. Class B shares will convert to Class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Foreign securities generally are valued based on quotations from the primary market in which they are traded. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund's net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not "readily available." As a result, foreign equity securities held by the Fund may be valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.
Other securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2006 was paying an interest rate of 3.65%.

TBA purchase commitments: The Fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed price at a future date, typically not to exceed 45 days. TBA purchase commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, in addition to the risk of decline in the value of the Fund's other assets. Unsettled TBA purchase commitments are valued at the current value of the underlying securities, according to the procedures described under Security Valuations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Transamerica IDEX Mutual Funds

Annual Report 2006

12

TA IDEX PIMCO Real Return TIPS

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2006
(all amounts in thousands)

NOTE 1.–(continued)

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

Open forward foreign currency contracts at October 31, 2006 are listed in the Schedule of Investments.

Swap agreements: The Fund may enter into swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve commitments to pay/receive interest in exchange for a market-linked return, both based on notional amounts. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

Entering into these agreements involves elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

Swaps are marked to market daily based upon quotations from market makers and vendors and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments are included as part of realized gain or loss on the Statement of Operations.

Open swap agreements at October 31, 2006 are listed in the Schedule of Investments.

Futures contracts: The Fund may enter into futures contracts to manage exposure to market, interest rate or currency fluctuations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. The primary risks associated with futures contracts are imperfect correlation between the change in market value of the securities held and the prices of futures contracts; the possibility of an illiquid market and inability of the counterparty to meet the contract terms.

The underlying face amount of open futures contracts at October 31, 2006, are listed in the Schedule of Investments. The variation margin receivable or payable, as applicable, is included in the accompanying Statement of Assets and Liabilities. Variation margin represents the additional payment due or excess deposits made in order to maintain the equity account at the required margin level.

Option contracts: The Fund may enter into options contracts to manage exposure to market fluctuations. Options are valued at the average of the bid and ask ("Mean Quote") established each day at the close of the board of trade or exchange on which they are traded. The primary risks associated with options are imperfect correlation between the change in value of the securities held and the prices of the options contracts; the possibility of an illiquid market and inability of the counterparty to meet the contracts terms. When the Fund writes a covered call or put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. Options are marked-to-market daily to reflect the current value of the option written.

Transactions in written options were as follows:

	Premium	Contracts*
Balance at October 31, 2005	$91	403
Sales	362	1,675
Closing Buys	–	–
Expirations	(453)	(2,078)
Exercised	–	–
Balance at October 31, 2006	$–	–

*  Contracts not in thousands

Transamerica IDEX Mutual Funds

Annual Report 2006

13

TA IDEX PIMCO Real Return TIPS

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2006
(all amounts in thousands)

NOTE 1.–(continued)

Swaptions contracts: The Fund is authorized to write swaption contracts to manage exposure to fluctuations in interest rates and to enhance fund yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract on a future date. If a written call option is exercised, the writer will enter a swap and is obligated to pay the fixed rate and receive a variable rate in exchange. Swaptions are marked-to-market daily based upon quotations from market makers.

When the Fund writes a swaption, the premium received is recorded as a liability and is subsequently adjusted to the current value of the swaption. Changes in the value of the swaption are reported as Unrealized gains or losses in written options in the Statement of Assets and Liabilities. Gain or loss is recognized when the swaption contract expires or is closed. Premiums received from writing swaptions that expire or are exercised are treated by the Fund as realized gains from written options. The difference between the premium and the amount paid on affecting a closing purchase transaction is treated as a realized gain or loss.

Transactions in written swaptions were as follows:

	Premium	Notional Amount
Balance at October 31, 2005	$–	–
Sales	288	35,000
Closing Buys	–	–
Expirations	–	–
Exercised	–	–
Balance at October 31, 2006	$288	35,000

Redemption fees: A short-term trading redemption fee may be assessed on any Fund shares in a fund account that are sold during the first five (5) NYSE trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2006, the Fund received less than $1 in redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

NOTE 2.  RELATED PARTY TRANSACTIONS

Transamerica Fund Advisors, Inc. ("TFAI") is the Fund's investment adviser. Transamerica Fund Services, Inc. ("TFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. TFAI, TFS, and AFSG are affiliates of AEGON NV, a Netherlands corporation.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at October 31, 2006:

	Net Assets	% of Net Assets
TA IDEX Asset Allocation– Conservative Portfolio	$43,074	6.99%
TA IDEX Asset Allocation– Moderate Portfolio	95,639	15.53%
TA IDEX Asset Allocation– Moderate Growth Portfolio	129,069	20.95%
Asset Allocation–Conservative Portfolio	63,264	10.27%
Asset Allocation–Moderate Growth Portfolio	126,885	20.60%
Asset Allocation–Moderate Portfolio	144,029	23.38%
International Moderate Growth Fund	1,637	0.27%
Total	$603,597	97.99%

Investment advisory fees: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.70% of the first $250 million of ANA
0.65% of the next $500 million of ANA
0.60% of ANA over $750 million

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

From November 1, 2005 to November 6, 2005:

1.30% Expense Limit–Classes A, B and C
1.00% Expense Limit–Class I

From November 7, 2005 on:

1.30% Expense Limit

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the

Transamerica IDEX Mutual Funds

Annual Report 2006

14

TA IDEX PIMCO Real Return TIPS

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2006
(all amounts in thousands)

NOTE 2.–(continued)

Fund may be required to pay the adviser a portion or all of the reimbursed class expenses.

There were no amounts recaptured during the year ended October 31, 2006. There are no amounts available for recapture at October 31, 2006.

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%
Class B	1.00%
Class C	1.00%
Class I	N/A

From February 28, 2006 through March 1, 2007, the Fund will not pay 12b-1 fees under these plans.

Underwriter commissions relate to front-end sales charges imposed for Class A shares and contingent deferred sales charges from Classes B, C, and certain A share redemptions. For the year ended October 31, 2006, the underwriter commissions were as follows:

Received by Underwriter	$2
Retained by Underwriter	–
Contingent Deferred Sales Charge	–

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are fees paid to external legal counsel.

Transfer agent fees: The Fund pays TFS an annual per-account charge for each open and closed account. The Fund paid TFS $24 for the year ended October 31, 2006.

Deferred compensation plan: Each eligible independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan maintained by Transamerica IDEX Mutual Funds (the "Plan"). Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds, including the Fund. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of October 31, 2006, to $12.

Retirement plan: Under a retirement plan (the "Emeritus Plan") available to the Disinterested Trustees, each Disinterested Trustee is deemed to have elected to serve as Trustee Emeritus of Transamerica IDEX upon his or her termination of service, other than removal for cause, for a maximum period of five years determined by his or her years of service as a Trustee.

Such amounts shall be accrued by Transamerica IDEX on a pro rata basis allocable to each Transamerica IDEX fund based on the relative assets of the fund. If retainers increase in the future, past accruals (and credits) will be adjusted upward so that 50% of the Trustee's current retainer is accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred become payable to an Emeritus Trustee (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation will be paid on a quarterly basis during the time period that the Trustee Emeritus is allowed to serve as such.

Amounts deferred and accrued under the Deferred Compensation and Emeritus Plans are unfunded and unsecured claims against the general assets of Transamerica IDEX. For the period ended October 31, 2006, the amount related to the Emeritus Plan was $31. As of October 31, 2006, the Fund has not made any payments related to the Emeritus Plan.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2006 were as follows:

Purchases of securities:
Long-Term	$32,938
U.S. Government	2,706,880
Proceeds from maturities and sales of securities:
Long-Term	62,208
U.S. Government	2,652,357

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, swap reclass, futures, options and foreign currency transactions.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment

Transamerica IDEX Mutual Funds

Annual Report 2006

15

TA IDEX PIMCO Real Return TIPS

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2006
(all amounts in thousands)

NOTE 4.–(continued)

income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Shares of beneficial interest, unlimited shares authorized	$3
Undistributed (accumulated) net investment income (loss)	(1,499)
Undistributed (accumulated) net realized gain (loss) from investment securities	1,496

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

Capital Loss Carryforward	Available through
$9,731	October 31, 2014

There was no capital loss carryforward utilized during the year ended October 31, 2006.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2005 and 2006 was as follows:

2005 Distributions paid from:
Ordinary Income	$28,048
Long-term Capital Gain	233
2006 Distributions paid from:
Ordinary Income	25,202
Long-term Capital Gain	278

The tax basis components of distributable earnings as of October 31, 2006 are as follows:

Undistributed Ordinary Income	$1,356
Undistributed Long-term Capital Gain	$—
Capital Loss Carryforward	$(9,731)
Net Unrealized Appreciation (Depreciation)	$(8,735	)*

*  Amount includes unrealized appreciation (depreciation) from derivative instruments and foreign currency translation.

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

NOTE 6.  RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Manager is evaluating the application of FIN 48 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the financial statements.

In September 2006, FASB issued its new Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted. The Manager is evaluating the application of FAS 157 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, the Fund's financial statements.

Transamerica IDEX Mutual Funds

Annual Report 2006

16

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX PIMCO Real Return TIPS:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX PIMCO Real Return TIPS (the "Fund") at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida
December 27, 2006

Transamerica IDEX Mutual Funds

Annual Report 2006

17

TA IDEX PIMCO Real Return TIPS

SUPPLEMENTAL INFORMATION (unaudited)

TAX INFORMATION

For dividends paid during the year ended October 31, 2006, the Fund designated $10 as qualified dividend income.

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $278 for the year ended October 31, 2006.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2006. Complete information will be computed and reported in conjunction with your 2006 Form 1099-DIV.

Transamerica IDEX Mutual Funds

Annual Report 2006

18

TA IDEX PIMCO Total Return

MARKET ENVIRONMENT

During most of the period, the bond market was focused on the pace and duration of the Federal Reserve Board's ("Fed") tightening cycle. Market expectations of continued Fed tightening drove short-term rates higher and helped produce a significant flattening of the yield curve during the year. The U.S. central bank raised the Federal Funds ("Fed Funds") rate in 25 basis point increments through June to 5.25% due to concerns of accelerating inflation and signs of economic growth.

However, during July U.S. Treasury yields started to decline based on evidence that the U.S. economy was beginning to slow. Treasury yields continued their descent in August on the back of a continued slowdown in the housing market, weaker inflation prints, and rising unemployment. In August the Federal Open Market Committee kept rates unchanged at 5.25% for the first time in two years, after seventeen consecutive 25 basis points rate hikes, citing weakness in the housing sector and falling energy prices. The Fed left the target Fed Funds rate unchanged at 5.25% at their next three meetings through the year ended October.

PERFORMANCE

For the year ended October 31, 2006, The TA IDEX PIMCO Total Return, Class A returned 4.72%. By comparison its benchmark, the Lehman Brothers Aggregate Bond Index ("LBAB"), returned 5.19%.

STRATEGY REVIEW

PIMCO's investment process is based upon a long-term approach, which utilizes both "top-down" and "bottom-up" strategies. Top-down strategies focus on duration, yield curve positioning, volatility and sector rotation while bottom-up strategies drive our security selection process and facilitate the identification and analysis of undervalued securities. As we believe that no single strategy should dominate returns, our Total Return strategy relies on multiple sources of value added in a highly diversified portfolio.

During the twelve-month reporting period the portfolio's performance was relatively stable despite a volatile market, as we employed defensive interest-rate and sector strategies together with broad diversification to help preserve value. We maintained a focus on quality, as the average credit rating of securities in the portfolio was held at the AAA level during the reporting period.

The portfolio benefited from our tactical adjustments and holdings in non-index securities. This more than offset the negative impact of an underweight in the strong-performing corporate bond sector. During the period, we felt that core bond securities (those contained in the LBAB) presented limited buying opportunities due to their rich valuations relative to U.S. Treasuries. As a result we sought opportunities in securities not contained in the LBAB, such as emerging market bonds and non-U.S. holdings, with an emphasis on European bonds.

The Fund underperformed its benchmark. For the first part of the year, the portfolio's above-index duration was negative for performance, but this was more than offset with interest rates falling in the latter part of the period. Underweighting corporate bonds hurt returns, as investors seeking to boost yield were drawn to those assets. However, an overweight to mortgage-backed securities and mortgage security selection added to returns. A modest overweight to short and intermediate maturities for much of the period was negative for performance, as the yield curve continued to flatten while the Fed increased short-term interest rates.

Diversification of interest rate exposure via an allocation to European and United Kingdom bonds hurt returns; their yields rose on prospects of stronger economic growth than in the U.S. Small positions in non-dollar currencies detracted from performance, as the dollar gained against these currencies. A modest tactical allocation to Treasury Inflation Protected Securities ("TIPS") hurt performance as TIPS underperformed U.S. Treasury issues over the period. Holdings of municipal bonds helped performance, as these lower volatility assets typically outperformed Treasuries when interest rates were rising. Exposure to emerging market issues was positive as these markets benefited from improving economic fundamentals, continued credit quality upgrades, and spreads tightening to historic lows.

William H. Gross, CFA

Pasi Hamalainen

Co-Fund Managers
Pacific Investment Management Company LLC

Transamerica IDEX Mutual Funds

Annual Report 2006

1

TA IDEX PIMCO Total Return

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Average Annual Total Return for Periods Ended 10/31/06

	1 year	From Inception	Inception Date
Class A (NAV)	4.72%	4.35%	3/1/02
Class A (POP)	(0.25)%	3.27%	3/1/02
LBAB[1]	5.19%	4.90%	3/1/02
Class B (NAV)	4.45%	3.76%	3/1/02
Class B (POP)	(0.55)%	3.58%	3/1/02
Class C (NAV)	4.48%	3.27%	11/11/02
Class C (POP)	3.48%	3.27%	11/11/02
Class I (NAV)	–	5.33%	11/15/05

NOTES

1  The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2006 – 1-800-596-5323 – http://www.fund-sp.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund.

This Fund is closed to new investments.

Transamerica IDEX Mutual Funds

Annual Report 2006

2

TA IDEX PIMCO Total Return

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2006 and held for the entire period until October 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$1,040.90	1.07%	$5.50
Hypothetical (b)	1,000.00	1,019.81	1.07	5.45
Class B
Actual	1,000.00	1,040.50	0.99	5.09
Hypothetical (b)	1,000.00	1,020.21	0.99	5.04
Class C
Actual	1,000.00	1,040.60	0.98	5.04
Hypothetical (b)	1,000.00	1,020.27	0.98	4.99
Class I
Actual	1,000.00	1,041.60	0.81	4.17
Hypothetical (b)	1,000.00	1,021.12	0.81	4.13

(a)  Expenses are calculated using the Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Asset Type
At October 31, 2006

This chart shows the percentage breakdown by asset type of the Fund's total investment securities.

Transamerica IDEX Mutual Funds

Annual Report 2006

3

TA IDEX PIMCO Total Return

SCHEDULE OF INVESTMENTS
At October 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (3.5%)
U.S. Treasury Inflation Indexed Bond 3.38%, due 01/15/2007	$5,019	$4,960
0.88%, due 04/15/2010	5,166	4,868
2.38%, due 01/15/2025	389	394
Total U.S. Government Obligations (cost: $10,266)		10,222
U.S. GOVERNMENT AGENCY OBLIGATIONS (62.4%)
Fannie Mae 5.00%, due 06/01/2013	533	529
5.50%, due 07/01/2016	230	231
5.50%, due 12/01/2016	75	75
5.50%, due 01/01/2017	102	102
5.50%, due 02/01/2017	103	104
5.50%, due 05/01/2017	112	112
5.00%, due 11/01/2017	659	651
5.00%, due 02/01/2018	203	200
5.00%, due 03/01/2018	665	656
5.00%, due 05/01/2018	40	39
5.00%, due 06/01/2018	912	900
5.00%, due 08/01/2018	178	176
5.00%, due 05/01/2019	267	263
5.00%, due 09/01/2019	224	220
5.00%, due 10/01/2019	464	458
5.00%, due 11/01/2019	825	814
5.00%, due 12/01/2019	293	289
5.00%, due 08/01/2020	1,455	1,434
5.00%, due 09/01/2020	5,258	5,179
6.63%, due 01/01/2028 *	93	95
5.50%, due 11/01/2032	2,352	2,330
5.50%, due 01/01/2033	680	674
5.50%, due 04/01/2033	4,972	4,927
5.50%, due 07/01/2033	205	203
5.50%, due 08/01/2033	223	220
4.04%, due 11/01/2033 *	582	572
5.50%, due 11/01/2033	46	46
5.50%, due 01/01/2034	484	480
4.16%, due 03/01/2034 *	1,002	985
5.50%, due 04/01/2034	4,531	4,490
5.50%, due 05/01/2034	2,536	2,513
5.50%, due 06/01/2034	36	36
5.50%, due 09/01/2034	338	334
5.50%, due 11/01/2034	2,397	2,373
5.50%, due 01/01/2035	3,652	3,614
5.50%, due 02/01/2035	1,903	1,883
5.50%, due 03/01/2035	1,068	1,056
5.50%, due 04/01/2035	424	438

	Principal		Value
5.50%, due 05/01/2035		$1,715	$1,695
5.50%, due 06/01/2035		1,340	1,325
4.76%, due 07/01/2035 *		1,463	1,444
5.50%, due 07/01/2035		700	692
5.50%, due 08/01/2035		144	143
5.50%, due 09/01/2035		606	599
5.00%, due 10/01/2035		864	835
5.50%, due 10/01/2035		2,104	2,080
5.50%, due 11/01/2035		288	285
5.00%, due 02/01/2036		11,721	11,320
5.00%, due 03/01/2036		13,978	13,500
5.50%, due 04/01/2036		978	967
5.50%, due 05/01/2036		1,921	1,899
5.67%, due 09/25/2042 *		910	914
5.76%, due 10/01/2044 *		2,072	2,081
Fannie Mae-TBA 5.00%, due 11/01/2021		15,000	14,770
6.50%, due 11/01/2036		73,000	74,392
Freddie Mac 4.50%, due 05/15/2018 m		1,636	1,597
5.00%, due 01/15/2026		3,741	3,718
6.50%, due 04/15/2029		16	16
4.12%, due 11/01/2033 *		548	536
4.23%, due 03/01/2034 *		726	711
4.24%, due 03/01/2034 *		526	515
5.35%, due 09/01/2035 *		1,489	1,482
6.50%, due 07/25/2043		43	44
5.76%, due 10/25/2044 *		1,368	1,386
Ginnie Mae 6.50%, due 07/15/2023		5	5
6.50%, due 02/15/2028		149	154
6.50%, due 06/15/2029		216	222
6.50%, due 01/15/2030		8	8
5.50%, due 03/15/2032		63	63
6.50%, due 06/20/2032		53	55
5.50%, due 12/15/2032		162	161
5.50%, due 12/15/2033		263	262
5.50%, due 02/15/2034		1,209	1,205
5.50%, due 12/15/2034		74	74
5.50%, due 11/15/2035		87	87
5.50%, due 05/15/2036		1,325	1,320
Total U.S. Government Agency Obligations (cost: $182,720)			182,263
FOREIGN GOVERNMENT OBLIGATIONS (7.8%)
French Republic
Zero Coupon, due 11/02/2006	EUR	3,000	3,827
Zero Coupon, due 12/21/2006	EUR	11,040	14,025

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

4

TA IDEX PIMCO Total Return

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2006
(all amounts except share amounts in thousands)

	Principal		Value
Hong Kong Government–144A 5.13%, due 08/01/2014		$400	$400
Japan Government
2.88%, due 12/20/2006	JPY	200,000	1,713
Korea Highway Corp.–144A 5.13%, due 05/20/2015		200	196
Malaysia Government 7.50%, due 07/15/2011		10	11
Republic of Germany 4.00%, due 02/16/2007	EUR	1,910	2,441
Republic of South Africa 5.25%, due 05/16/2013	EUR	90	119
United Mexican States 6.07%, due 01/13/2009 *		65	66
Total Foreign Government Obligations (cost: $22,697)			22,798
MORTGAGE-BACKED SECURITIES (10.1%)
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-8, Class 2A1 4.80%, due 01/25/2034 *		58	57
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-8, Class 4A1 4.64%, due 01/25/2034 *		97	97
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-9, Class A1 4.63%, due 10/25/2035 *		994	969
Bear Stearns ALT-A Securities, Inc. Alternate Loan Trust, Series 2006-AB, Class A1B1 5.84%, due 11/25/2036 *m		697	701
CC Mortgage Funding Corp., Series 2004-3A, Class A1, 144A 5.57%, due 08/25/2035 *m		1,048	1,050
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR1, Class IA1 4.90%, due 10/25/2035 *		2,001	1,978
Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH3, Class A1 5.37%, due 10/25/2036 *m		1,300	1,300
Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH3, Class A2 5.42%, due 10/31/2036 *m		1,300	1,303
Citigroup Mortgage Loan Trust, Inc., Series 2006-WMC1, Class A2A 5.40%, due 12/25/2035 *		558	558
Countrywide Alternative Loan Trust, Series 2003-J11, Class 4A1 6.00%, due 10/25/2032		14	14

	Principal	Value
Countrywide Alternative Loan Trust,
Series 2005-11CB, Class 2A8
4.50%, due 06/25/2035	$749	$738
Countrywide Alternative Loan Trust, Series 2005-81, Class A1 5.60%, due 02/25/2037 *	1,017	1,017
Countrywide Home Loan Mortgage Pass Through Trust, Series 2002-30, Class M 3.83%, due 10/19/2032 *	85	85
Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-12, Class 12A1 4.74%, due 08/25/2034 *	988	975
Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-7, Class 1A2 5.59%, due 05/25/2034 *	12	12
Credit Suisse First Boston Mortgage Securities Corp., Series 2002, Class P-3 –144A 5.87%, due 08/25/2033 *m	72	72
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-P1, Class A1 5.61%, due 03/25/2032 *m	3	3
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-P2A, Class A2 5.65%, due 03/25/2032 *m	28	28
GS Mortgage Securities Corp. II, Series 1998-C1, Class A2 6.62%, due 10/18/2030	1,161	1,180
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1 4.54%, due 09/25/2035 *	294	291
Harborview Mortgage Loan Trust, Series 2006-1, Class 2A1A 5.56%, due 03/19/2037 *	1,066	1,067
Harborview Mortgage Loan Trust, Series 2006-12, Class 2A2A 5.51%, due 12/19/2037 *m	1,300	1,301
Harborview Mortgage Loan Trust, Series 2006-122, Class A1A1 5.41%, due 12/19/2037 *m	1,300	1,301
Indymac Index Mortgage Loan Trust, Series 2006-AR14, Class 1A1A 5.41%, due 11/25/2046 *m	1,400	1,400
Lehman XS Trust, Series 2006-10N, Class 1A1A 5.40%, due 07/25/2046 *	1,011	1,000
Mellon Residential Funding Corp., Series 2000-TBC3, Class A1 5.76%, due 12/15/2030 *	880	883

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

5

TA IDEX PIMCO Total Return

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
Newcastle Mortgage Securities Trust, Series 2006-1, Class A1 5.39%, due 03/25/2036 *	$869	$869
Residential Accredit Loans, Inc., Series 2006-QO3, Class A1 5.53%, due 04/25/2046 *	1,054	1,051
Residential Accredit Loans, Inc., Series 2006-QO7, Class 3A1 5.42%, due 09/25/2046 *	1,296	1,296
Residential Funding Mortgage Securities I, Series 2003-S9, Class A1 6.50%, due 03/25/2032	15	16
Sequoia Mortgage Trust, Series 10, Class 2A1 5.70%, due 10/20/2027 *	115	115
Small Business Administration Participation, Series 2003-201 5.13%, due 09/01/2023	80	80
Small Business Administration, Series 2004-20C 4.34%, due 03/01/2024	510	486
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-19, Class 2A1 6.06%, due 01/25/2035 *m	616	621
Structured Asset Mortgage Investments, Inc., Series 2002-AR3, Class A-1 5.65%, due 09/19/2032 *	58	58
Structured Asset Mortgage Investments, Inc., Series 2005-AR8, Class A1 5.60%, due 02/25/2036 *	1,008	1,009
Structured Asset Mortgage Investments, Inc., Series 2006-AR3, Class 2A1 5.54%, due 05/25/2036 *	1,071	1,071
Washington Mutual, Inc., Series 2006-AR9, Class 2A 5.68%, due 08/25/2046 *	1,086	1,086
Washington Mutual, Series 2002-AR10, Class A6 4.82%, due 10/25/2032 *	13	13
Washington Mutual, Series 2002-AR2, Class A 5.53%, due 02/27/2034 *	40	40
Washington Mutual, Series 2003-R1, Class A1 5.59%, due 12/25/2027 *	1,608	1,607
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR11, Class A2 5.54%, due 08/25/2036 *	570	570
Total Mortgage-Backed Securities (cost: $29,389)		29,368

	Principal	Value
ASSET-BACKED SECURITIES (12.3%)
ACE Securities Corp., Series 2006-NC1, Class A2B 5.39%, due 12/25/2035 *	$634	$634
5.47%, due 12/25/2035 *	1,100	1,101
Amortizing Residential Collateral Trust, Series 2002-BC4, Class A 5.61%, due 07/25/2032 *	4	4
Argent Securities, Inc., Series 2006-M3, Class A2A 5.38%, due 10/25/2036 *	1,176	1,176
Argent Securities, Inc., Series 2006-W1, Class A2A 5.40%, due 03/25/2036 *	629	629
Asset Backed Funding Certificates, Series 2004-OPT5, Class A1 5.67%, due 06/25/2034 *	956	957
Asset Backed Funding Certificates, Series 2006-OPT2, Class A3A 5.38%, due 10/25/2036 *	1,288	1,288
Bear Stearns Asset Backed Securities, Inc., Series 2002-2, Class A1 5.65%, due 10/25/2032 *	33	33
Centex Home Equity, Series 2005-D, Class AV1 5.43%, due 10/25/2035 *	122	122
Citigroup Commercial Mortgage Trust, Series 2006-FL2, Class A1 5.39%, due 07/15/2018 m	1,400	1,401
Countrywide Asset-Backed Certificates, Series 2006-1, Class AF1 5.45%, due 07/25/2036 *	476	476
Countrywide Asset-Backed Certificates, Series 2006-SD1, Class A1 5.48%, due 02/25/2036 *	605	605
Credit-Based Asset Servicing and Securitization, Series 2005-CB4, Class AV1 5.42%, due 08/25/2035 *	592	592
GSAMP Trust, Series 2006-S2, Class A1A 5.39%, due 01/25/2036 *	622	622
Home Equity Asset Trust, Series 2002-1, Class A4 5.62%, due 11/25/2032 *	1	1
Honda Auto Receivables Owner Trust, Series 2006-3, Class A1 5.34%, due 11/15/2007	1,300	1,300

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

6

TA IDEX PIMCO Total Return

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
HSI Asset Securitization Corp. Trust, Series 2006-OPT1, Class 2A1 5.40%, due 12/25/2035 *	$461	$461
Hyundai Auto Receivables Trust 2006-B A1 5.35%, due 11/15/2007	700	700
Indymac Residential Asset Backed Trust, Series 2006-A, Class A1 5.41%, due 03/25/2036 *	710	710
JP Morgan Mortgage Acquisition Corp., Series 2006-CH1, Class A2 5.37%, due 11/25/2028 *m	1,100	1,100
JP Morgan Mortgage Acquisition Corp., Series 2006-FRE1, Class A2 5.39%, due 05/25/2035 *	419	419
Lehman XS Trust, Series 2006-16N, Class A1A 5.40%, due 11/25/2046 *	1,287	1,288
Lehman XS Trust, Series 2006-17, Class WF11 5.44%, due 11/25/2036 *m	1,300	1,291
Long Beach Mortgage Loan Trust, Series 2006-9, Class 2A1 5.38%, due 10/25/2036 *	1,300	1,300
Long Beach Mortgage Loan Trust, Series 2006-WL1, Class IIA1 5.41%, due 01/25/2036 *	1,222	1,223
MASTR Asset Backed Securities Trust, Series 2005-NC2, Class A1 5.43%, due 11/25/2035 *	611	612
MBNA Credit Card Master Note Trust, Series 2002-4B, Class B 5.82%, due 03/15/2010 *	1,100	1,104
Morgan Stanley ABS Capital I, Series 2006-HE7, Class A2A 5.37%, due 09/25/2036 *m	1,300	1,301
Nelnet Student Loan Trust, Series 2005-2, Class A2 5.40%, due 12/22/2014 *	1,254	1,251
Park Place Securities, Inc., Series 2005-WCW1, Class A1B 5.58%, due 09/25/2035 *	236	236
Park Place Securities, Inc., Series 2005-WHQ4, Class A2A 5.43%, due 09/25/2035 *	52	52
Quest Trust, Series 2004-X2, Class A–144A 5.88%, due 06/25/2034 *	26	26
RACERS Series 1997-R-8-3–144A 5.71%, due 08/15/2007 *§m	300	300

	Principal	Value
Residential Asset Mortgage Products, Inc., Series 2006-NC1, Class A1 5.40%, due 01/25/2036 *	$563	$563
Residential Asset Mortgage Products, Inc., Series 2006-RS1, Class AI1 5.40%, due 01/25/2036 *	649	649
Residential Asset Securities Corp., Series 2006-EMX1, Class A1 5.40%, due 01/25/2036 *	723	723
Residential Asset Securities Corp., Series 2006-EMX9, Class 1A1 5.39%, due 11/25/2036 *m	1,400	1,400
Residential Asset Securities Corp., Series 2006-KS5, Class A1 5.39%, due 07/25/2036 *	978	978
Residential Asset Securities Corp., Series 2006-KS9, Class A11 5.39%, due 11/25/2036 *m	1,400	1,400
Saxon Asset Securities Trust, Series 2006-3, Class A1 5.38%, due 11/25/2036 *	1,180	1,180
SBI Heloc Trust, Series 2006-1, Class 1A2A, 144A 5.49%, due 08/25/2036 *m	194	195
SLM Student Loan Trust, Series 2006-9, Class A1 5.34%, due 10/25/2012 *	1,300	1,300
Small Business Administration, Series 2004-P10, Class A 4.50%, due 02/10/2014	245	238
Soundview Home Equity Loan Trust, Series 2005-B, Class A1 5.43%, due 05/25/2035 *	61	61
Structured Asset Securities Corp., Series 2002-HF1, Class A 5.62%, due 01/25/2033 *	4	4
Structured Asset Securities Corp., Series 2006-BC3, Class A2 5.37%, due 10/25/2036 *m	1,300	1,301
Triad Auto Receivables Owner Trust, Series 2006-C, Class A1 5.34%, due 11/13/2007	400	400
Wells Fargo Home Equity Trust, Series 2005-3, Class AII1 5.43%, due 11/25/2035 *	1,156	1,156
Total Asset-Backed Securities (cost: $35,880)		35,863

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

7

TA IDEX PIMCO Total Return

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
MUNICIPAL BONDS (1.6%)
Revenue-Education (0.1%)
Chicago, IL, Board of Education
5.00%, due 12/01/2012	$255	$273
Revenue-Tobacco (0.6%)
Golden State Tobacco Securitization Corp., CA 6.75%, due 06/01/2039	80	92
7.90%, due 06/01/2042	35	43
Tobacco Settlement Financing Corp., LA 5.88%, due 05/15/2039	40	42
Tobacco Settlement Financing Corp., NJ 6.38%, due 06/01/2032	420	469
6.00%, due 06/01/2037	730	790
Tobacco Settlement Financing Corp., VA 5.25%, due 06/01/2019	200	209
5.50%, due 06/01/2026	200	213
Revenue-Transportation (0.9%)
Chicago, IL, Drivers Series 1287 6.61%, due 01/01/2014 *	2,430	2,554
Revenue-Utilities (0.0%)
New York, NY, City Municipal Water Finance Authority 5.00%, due 06/15/2035	90	94
Total Municipal Bonds (cost: $4,404)		4,779
CORPORATE DEBT SECURITIES (8.5%)
Air Transportation (0.2%)
Continental Airlines, Inc. 7.06%, due 09/15/2009	200	206
UAL Corp. 6.20%, due 09/01/2008	198	198
6.60%, due 09/01/2013	87	87
Business Credit Institutions (0.2%)
Ford Motor Credit Co. 7.00%, due 10/01/2013	700	651
Commercial Banks (3.1%)
China Development Bank 5.00%, due 10/15/2015	100	98
Export-Import Bank of China–144A 5.25%, due 07/29/2014	250	249
HSBC Capital Funding LP–144A 10.18%, due 06/30/2030 (a)(b)	150	222
KBC Bank Fund Trust III Preferred –144A 9.86%, due 11/02/2009 (a)(b)	15	17
Rabobank Capital Funding II–144A 5.26%, due 12/31/2013 (a)(b)	210	206

	Principal		Value
Commercial Banks (continued)
Rabobank Capital Funding Trust III–144A 5.25%, due 10/21/2016 (a)(b)		$280	$272
Rabobank Nederland, Series E (MTN) 0.20%, due 06/20/2008	JPY	189,000	1,601
Rabobank Nederland–144A 5.39%, due 01/15/2009 *		1,100	1,100
Santander US Debt SA Unipersonal–144A 5.54%, due 02/06/2009 *		1,100	1,101
Societe Generale/New York 5.27%, due 03/28/2008 *		2,000	2,000
Sumitomo Mitsui Banking–144A 5.63%, due 10/15/2015 (a)(b)		150	147
Unicredit Luxembourg Finance SA–144A 5.43%, due 10/24/2008 *		1,300	1,300
VTB Capital SA for Vneshtorgbank–144A 0.00%, due 08/01/2008 *§		700	700
Electric Services (0.4%)
Florida Power Corp. 4.80%, due 03/01/2013		450	438
NRG Energy, Inc. 7.25%, due 02/01/2014		600	607
PSEG Power LLC 6.95%, due 06/01/2012		210	223
Electric, Gas & Sanitary Services (0.2%)
Entergy Gulf States, Inc. 5.70%, due 06/01/2015		200	197
Niagara Mohawk Power Corp. 7.75%, due 10/01/2008		250	261
Waste Management, Inc. 6.38%, due 11/15/2012		75	78
Food & Kindred Products (0.1%)
Reynolds American, Inc., Senior Secured Note–144A 7.63%, due 06/01/2016		200	212
Gas Production & Distribution (0.2%)
El Paso Energy Corp. 7.75%, due 01/15/2032		125	130
Ras Laffan Liquefied Natural Gas Co., Ltd.–144A 3.44%, due 09/15/2009		57	55
Sonat, Inc. 7.63%, due 07/15/2011		370	383
Southern Natural Gas Co. 8.00%, due 03/01/2032		100	112

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

8

TA IDEX PIMCO Total Return

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2006
(all amounts except share amounts in thousands)

	Principal		Value
Hotels & Other Lodging Places (0.1%)
Park Place Entertainment Corp.
7.50%, due 09/01/2009		$350	$363
Instruments & Related Products (0.2%)
Xerox Corp., Senior Note 9.75%, due 01/15/2009		600	648
Mortgage Bankers & Brokers (0.1%)
Petroleum Export/Cayman–144A 5.27%, due 06/15/2011		163	158
Motion Pictures (0.0%)
Time Warner, Inc. 6.88%, due 05/01/2012		20	21
Oil & Gas Extraction (0.2%)
Gaz Capital for Gazprom 8.63%, due 04/28/2034		500	632
Paper & Allied Products (0.4%)
Bowater Canada Finance Corp. 7.95%, due 11/15/2011		1,210	1,156
Personal Credit Institutions (0.3%)
Ford Motor Credit Co., Senior Note 5.70%, due 01/15/2010		300	278
General Electric Capital Corp.
1.40%, due 11/02/2006	JPY	60,000	512
General Motors Acceptance Corp. 6.27%, due 01/16/2007 *		40	40
Petroleum Refining (0.0%)
Enterprise Products Operating, LP 4.95%, due 06/01/2010		100	98
Security & Commodity Brokers (1.4%)
Merrill Lynch & Co., Inc. 5.41%, due 10/23/2008 *		1,300	1,300
Morgan Stanley 5.82%, due 10/18/2016 *		2,800	2,809
Sovereign Government (0.9%)
Export-Import Bank Of Korea, Note–144A 5.59%, due 10/04/2011 *		2,500	2,499
Telecommunications (0.5%)
Cingular Wireless LLC 6.50%, due 12/15/2011		180	189
Deutsche Telekom International Finance BV 8.13%, due 05/29/2012 (c)	EUR	124	187
France Telecom SA 6.75%, due 03/14/2008 (d)	EUR	307	406

	Principal	Value
Telecommunications (continued)
KT Corp.–144A
4.88%, due 07/15/2015	$200	$190
SBC Communications, Inc. 4.13%, due 09/15/2009	575	558
Total Corporate Debt Securities (cost: $24,471)		24,895
	Shares	Value
PREFERRED STOCKS (0.4%)
Commercial Banks (0.4%)
DG Funding Trust–144A §	119	$1,266
Total Preferred Stocks (cost: $1,266)		1,266
	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (0.4%)
U.S. Treasury Bill
4.87%, due 11/30/2006 d	$20	$20
4.96%, due 11/30/2006 d	15	15
4.81%, due 12/14/2006 vd	1,010	1,004
Total Short-Term U.S. Government Obligations (cost: $1,039)		1,039
COMMERCIAL PAPER (16.7%)
Commercial Banks (14.0%)
Bank of America Corp. 5.26%, due 12/18/2006	800	794
5.25%, due 01/24/2007	7,500	7,408
Danske Corp. 5.24%, due 01/30/2007	5,400	5,329
DNB NOR Bank ASA 5.26%, due 12/07/2006	1,600	1,592
General Electric Capital Corp. 5.25%, due 01/16/2007	2,800	2,769
Skandinaviska Enskilda Banken AB–144A 5.26%, due 12/08/2006	6,300	6,266
Societe Generale North America, Inc. 5.25%, due 01/08/2007	1,000	990
UBS Finance Delaware LLC 5.24%, due 01/22/2007	7,600	7,509
Westpac Banking Corp.–144A 5.22%, due 02/05/2007	7,000	6,903
Westpac Trust Securities NZ, Ltd., London 5.25%, due 01/25/2007	1,400	1,383
Security & Commodity Brokers (2.7%)
IXIS–144A 5.25%, due 01/26/2007	7,800	7,702
Total Commercial Paper (cost: $48,645)		48,645

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

9

TA IDEX PIMCO Total Return

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
SHORT-TERM OBLIGATIONS (1.8%)
Commercial Banks (1.8%)
Countrywide Bank NA CD
5.32%, due 04/25/2007 *	$1,200	$1,200
Fortis Bank SA/NV - New York, NY CD 5.27%, due 04/28/2008 *m	2,800	2,798
Skandinav Enskilda BK/NY CD 5.27%, due 10/03/2007 *	1,400	1,400
Total Short-Term Obligations (cost: $5,398)		5,398
	Contracts w	Value
PURCHASED OPTIONS (0.0%)
Put Options (0.0%)
90-Day Euro Dollar Futures	96	$1
Put Strike $91.75
Expires 12/18/2006
90-Day Euro Dollar Futures Put Strike $94.13 Expires 12/18/2006	157	1
90-Day Euro Dollar Futures Put Strike $91.25 Expires 06/18/2007	230	1
90-Day Euro Dollar Futures Put Strike $90.75 Expires 09/17/2007	80	1
90-Day Euro Dollar Futures Put Strike $91.25 Expires 09/17/2007	137	1
90-Day Euro Dollar Futures Put Strike $91.50 Expires 09/17/2007	331	2
Total Purchased Options (cost: $11)		7
	Notional Amount	Value
PURCHASED SWAPTIONS (0.6%) §m
Covered Call Swaptions (0.5%)
GBP-LIBOR Rate Swaption	$7,000	$23
Call Strike $5.06
Expires 06/15/2007
LIBOR Rate Swaption Call Strike $4.73 Expires 02/01/2007	7,900	6
LIBOR Rate Swaption Call Strike $4.85 Expires 03/26/2007	28,300	21
LIBOR Rate Swaption Call Strike $5.25 Expires 06/07/2007	13,000	104

	Notional Amount	Value
Covered Call Swaptions (continued)
LIBOR Rate Swaption	$27,700	$329
Call Strike $5.50
Expires 06/30/2007
LIBOR Rate Swaption Call Strike $4.85 Expires 07/02/2007	15,900	29
LIBOR Rate Swaption Call Strike $5.25 Expires 07/02/2007	33,200	278
LIBOR Rate Swaption Call Strike $4.90 Expires 10/25/2007	10,100	61
LIBOR Rate Swaption Call Strike $5.00 Expires 12/20/2007	12,500	92
LIBOR Rate Swaption Call Strike $3.96 Expires 07/04/2009	24,000	125
LIBOR Rate Swaption Call Strike $5.37 Expires 07/02/2007	22,400	224
LIBOR Rate Swaption Call Strike $5.31 Expires 10/19/2010	8,500	290
Put Swaptions (0.1%)
LIBOR Rate Swaption Put Strike $5.31 Expires 10/19/2010	8,500	265
Total Purchased Swaptions (cost: $1,397)		1,847
Total Investment Securities (cost: $367,583) #		$368,390
	Contracts w	Value
WRITTEN OPTIONS (0.0%)
Covered Call Options (0.0%)
10 Year U.S. Treasury Note Futures	47	$(26)
Call Strike $108.00
Expires 11/21/2006
Put Options (0.0%)
10 Year U.S. Treasury Bond Futures Put Strike $104.00 Expires 11/21/2006	34	(1)
Total Written Options (premiums: $31)		(27)

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

10

TA IDEX PIMCO Total Return

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2006
(all amounts except share amounts in thousands)

	Notional Amount	Value
WRITTEN SWAPTIONS (-0.5%)
Covered Call Swaptions (-0.5%)
GBP-LIBOR Rate Swaption m	$2,000	$(35)
Call Strike $4.85
Expires 06/15/2007
LIBOR Rate Swaption m§ Call Strike $8.50 Expires 12/21/2006	13,000	(62)
LIBOR Rate Swaption m Call Strike $4.78 Expires 02/01/2007	3,400	(7)
LIBOR Rate Swaption m Call Strike $4.85 Expires 03/26/2007	6,700	(33)
LIBOR Rate Swaption m Call Strike $5.34 Expires 06/07/2007	6,000	(114)
LIBOR Rate Swaption m Call Strike $5.60 Expires 06/30/2007	12,000	(337)
LIBOR Rate Swaption m Call Strike $4.95 Expires 07/02/2007	3,400	(32)
LIBOR Rate Swaption m Call Strike $5.50 Expires 07/02/2007	7,300	(220)
LIBOR Rate Swaption m Call Strike $5.37 Expires 07/02/2007	14,400	(294)
LIBOR Rate Swaption m Call Strike $5.01 Expires 10/25/2007	4,400	(59)
LIBOR Rate Swaption m Call Strike $5.15 Expires 12/20/2007	5,400	(93)
LIBOR Rate Swaption m Call Strike $4.10 Expires 07/04/2012	10,200	(183)
Total Written Swaptions (premiums: $871)		(1,469)

SWAP AGREEMENTS:

	Expiration Date	Notional Amount		Net Unrealized Appreciation (Depreciation)
Receive a fixed rate equal to 3.20% and the Fund will pay to the counterparty at the notional amount in the event of default of General Motors Acceptance Corp, 6.875%, due 8/28/2012 Counterparty: Lehman Brothers Special Financing, Inc. §	6/20/07		$300	$5
Receive a fixed rate equal to 0.61% and the Fund will pay to the counterparty at the notional amount in the event of default of Russian Federation Government Bond, 5.00%, due 03/31/2030. Counterparty: Goldman Sachs International §	3/20/07		425	1
Receive a fixed rate equal to 0.70% and the Fund will pay to the counterparty at the notional amount in the event of default of Russian Federation Government Bond, 5.00%, due 03/31/2030. Counterparty: Goldman Sachs International §	3/20/07		175	—	o
Receive a fixed rate equal to 0.77% and the Fund will pay to the counterparty at the notional amount in the event of default of Russian Federation Government Bond, 5.00%, due 03/31/2030. Counterparty: JP Morgan Chase Bank §	5/20/07		300	1
Receive a fixed rate equal to 2.1455% and the Fund will pay a floating rate based on FRC–Excluding Tobacco-Non-Revised Consumer Price Index. Counterparty: UBS AG m§	10/15/10	EUR	2,100	28
Receive a fixed rate equal to 2.09% and the Fund will pay a floating rate based on FRC–Excluding Tobacco-Non-Revised Consumer Price Index. Counterparty: BNP Paribas m§	10/15/10	EUR	2,000	28

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

11

TA IDEX PIMCO Total Return

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2006
(all amounts except share amounts in thousands)

	Expiration Date	Notional Amount		Net Unrealized Appreciation (Depreciation)
Receive a fixed rate equal to 2.1025% and the Fund will pay a floating rate based on FRC–Excluding Tobacco-Non-Revised Consumer Price Index. Counterparty: Barclays Bank PLC m§	10/15/10	EUR	1,000	$12
Receive a floating rate based on 6-month British Pound–LIBOR and pay a fixed rate equal to 4.00%. Counterparty: Barclays Bank PLC	12/15/35		$400	3
Receive a floating rate based on 6-month British Pound–LIBOR and pay a fixed rate equal to 4.00%. Counterparty: Deutsche Bank AG	12/15/35	GBP	2,000	(57)
Receive a floating rate based on 6-month Japanese Yen–LIBOR and pay a fixed rate equal to 2.00%. Counterparty: Morgan Stanley Capital Services, Inc.	12/20/13	JPY	140,000	—	o
Receive a fixed rate equal to 5.00% and pay a floating rate based on 3-month United States Dollar–LIBOR. Counterparty: Deutsche Bank AG	12/15/35		$5,900	(52)
Receive a floating rate based on 6-month British Pound–LIBOR and pay a fixed rate equal to 4.25%. Counterparty: Goldman Sachs Capital Markets, LP §	6/12/36	GBP	400	(34)
Receive a fixed rate equal to 5.00% and pay a floating rate based on 6-month British Pound–LIBOR Counterparty: Deutsche Bank AG §	9/15/15	GBP	500	2
Receive a fixed rate equal to 5.00% and pay a floating rate based on 6-month British Pound–LIBOR Counterparty: Goldman Sachs Capital Markets, LP §	9/15/15	GBP	500	3
Receive a fixed rate equal to 5.00% and pay a floating rate based on 3-month United States Dollar–LIBOR. Counterparty: Royal Bank of Scotland PLC	12/20/21		$1,000	22
Receive a floating rate based on 3-month United States Dollar–LIBOR and pay a fixed rate equal to 5.00%. Counterparty: Goldman Sachs Capital Markets, LP §	12/20/16		2,200	(71)

	Expiration Date	Notional Amount		Net Unrealized Appreciation (Depreciation)
Receive a floating rate based on 3-month United States Dollar–LIBOR and pay a fixed rate equal to 5.00%. Counterparty: Morgan Stanley Capital Services, Inc. §	12/20/16		$8,200	$(264)
Receive a fixed rate equal to 5.00% and pay a floating rate based on 3-month United States Dollar–LIBOR. Counterparty: Morgan Stanley Capital Services, Inc.	12/20/11		9,900	175
Receive a fixed rate equal to 5.00% and pay a floating rate based on 3-month United States Dollar–LIBOR. Counterparty: Deutsche Bank AG	12/20/11		5,600	99
Receive a fixed rate equal to 5.00% and pay a floating rate based on 3-month United States Dollar–LIBOR. Counterparty: Lehman Brothers Special Financing, Inc.	12/20/11		10,500	185
Receive a fixed rate equal to 5.00% and pay a floating rate based on 3-month United States Dollar–LIBOR. Counterparty: Citibank	12/20/11		7,600	143
Receive a fixed rate equal to 5.00% and pay a floating rate based on 3-month United States Dollar–LIBOR. Counterparty: Royal Bank of Scotland PLC	12/20/11		800	14
Receive a fixed rate equal to 5.00% and pay a floating rate based on 3-month United States Dollar–LIBOR. Counterparty: Goldman Sachs Capital Markets, LP	12/20/21		1,300	23
Receive a fixed rate equal to 5.00% and pay a floating rate based on 3-month United States Dollar–LIBOR. Counterparty: Goldman Sachs Capital Markets, LP	12/20/11		4,100	90
Receive a fixed rate equal to 6.00% and pay a floating rate based on 6-month-EURIBOR Counterparty: Morgan Stanley Capital Services, Inc. §	6/18/34	EUR	300	25

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

12

TA IDEX PIMCO Total Return

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2006
(all amounts except share amounts in thousands)

	Expiration Date	Notional Amount		Net Unrealized Appreciation (Depreciation)
Receive a fixed rate equal to 14.36% and the Fund will pay to the counterparty in the event of default on any securities in the Brazilian Real–CDI Index, the remaining interest payments on those defaulted securities. Counterparty: Merrill Lynch Capital Services m§	1/4/10	BRL	1,000	$9
Receive a fixed rate equal to 8.86% and the Fund will pay a floating rate based on Mexican Peso TIIE-Banxico. Counterparty: Citibank NA m§	9/12/16	MXN	10,000	29
Receive a floating rate based on 3-month United States Dollar–LIBOR and pay a fixed rate equal to 5.00%. Counterparty: Deutsche Bank AG §	12/20/16		$4,200	(58)
Receive a fixed rate equal to 5.00% and pay a floating rate based on 3-month United States Dollar–LIBOR. Counterparty: Deutsche Bank AG	12/20/36		4,800	130
Receive a fixed rate equal to 5.00% and pay a floating rate based on 3-month United States Dollar–LIBOR. Counterparty: JP Morgan Chase Bank	12/20/11		3,000	52
Receive a fixed rate equal to 0.32% and the Fund will pay to the counterparty at the notional amount in the event of default of Morgan Stanley BP, 5.82%, due 10/18/2016. Counterparty: Royal Bank of Scotland PLC	12/20/16		2,800	—	o
Receive a floating rate based on 3-month United States Dollar–LIBOR and pay a fixed rate equal to 5.00%. Counterparty: Royal Bank of Scotland PLC §	12/20/13		3,500	(45)

	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Receive a fixed rate equal to 5.00% and pay a floating rate based on 3-month United States Dollar–LIBOR. Counterparty: Deutsche Bank AG	12/20/21	$1,100	$25
Receive a fixed rate equal to 5.00% and pay a floating rate based on 3-month United States Dollar–LIBOR. Counterparty: UBS AG §	6/18/09	32,900	127
Total Swap Agreements (premium $829)		$271,300	$650
FUTURES CONTRACTS:

	Contracts w	Settlement Date	Amount	Net Unrealized Appreciation (Depreciation)
10 Year Japan Government Bond	1	12/20/2006	$1,148	$3
10 Year U.S. Treasury Note	212	12/29/2006	22,942	265
2 Year U.S. Treasury Note	85	01/04/2007	(17,375)	(12)
90-Day Euro Dollar	253	06/18/2007	60,056	97
90-Day Euro Dollar	295	09/17/2007	70,155	145
90-Day Euro Dollar	339	12/17/2007	80,720	142
90-Day Euro Dollar	247	03/17/2008	58,838	79
90-Day Great British Pound LIBOR	32	09/20/2007	7,221	(7)
90-Day Great British Pound LIBOR	175	12/19/2007	39,502	(41)
Euro-BOBL	19	12/11/2006	(2,661)	2
			$320,546	$673
FORWARD FOREIGN CURRENCY CONTRACTS:
Currency	Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
British Pound Sterling	(611)	11/30/2006	$(1,144)	$(22)
Euro Dollar	3,000	11/20/2006	3,835	(2)
Euro Dollar	(16,145)	12/08/2006	(20,550)	(96)
Japanese Yen	68,009	01/25/2007	577	10
Japanese Yen	205,616	11/15/2006	1,740	18
Japanese Yen	(338,455)	11/15/2006	(2,888)	(6)
			$(18,430)	$(98)

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

13

TA IDEX PIMCO Total Return

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2006
(all amounts except share amounts in thousands)

NOTES TO SCHEDULE OF INVESTMENTS:

*  Floating or variable rate note. Rate is listed as of October 31, 2006.

§  Security is deemed to be illiquid.

(a)  The security has a perpetual maturity. The date shown is the next call date.

(b)  Coupon rate is fixed for a predetermined period of time and then converts to a floating rate until maturity/call date. Rate is listed as of October 31, 2006.

(c)  Deutsche Telekom International Finance BV coupon steps up by 50 BP for each rating downgrade by Standard & Poor's or Moody's for each notch below BBB+/Baa1. Coupon steps down by 50 BP for each rating upgrade above Baa2/BBB.

(d)  Coupon steps up or down by 25 BP for each rating upgrade or downgrade by Standard and Poor's or Moody's for each notch above or below A-/A3.

v  At October 31, 2006, all or a portion of this security is segregated with the custodian to cover margin requirements for open option contracts. The value of all securities segregated at October 31, 2006, is $35.

w  Contract amounts are not in thousands.

o  Value is less than $1.

d  At October 31, 2006, all or a portion of this security is segregated with the custodian to cover margin requirements for open futures contracts. The value of all securities segregated at October 31, 2006 is $1,004.

m  Securities valued as determined in good faith in accordance with procedures established by the Fund's Board of Trustees.

#  Aggregate cost for federal income tax purposes is $367,583. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $1,974 and $1,167, respectively. Net unrealized appreciation for tax purposes is $807.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2006, these securities aggregated $32,804 or 11.2% of the net assets of the Fund.

BRL  Brazilian Real

EUR  Euro

GBP  Great British Pound

JPY  Japanese Yen

MXN  Mexican Peso

LIBOR  London Interbank Offer Rate

RACERS  Restructured Asset Certificates with Enhanced Returns

TBA  Mortgage-backed securities traded under delayed delivery commitments.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

14

TA IDEX PIMCO Total Return

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2006
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $367,583)	$368,390
Cash	9,202
Foreign currency (cost: $2,919)	2,953
Receivables:
Investment securities sold	9,719
Shares of beneficial interest sold	2,757
Interest	1,114
Variation margin	303
Unrealized appreciation on forward foreign currency contracts	28
Other	7
394,473
Liabilities:
Investment securities purchased	99,702
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	37
Management and advisory fees	163
Transfer agent fees	6
Administration fees	5
Unrealized depreciation on forward foreign currency contracts	126
Written option and swaption (premiums $902)	1,496
Swap agreements at value (premium $829)	179
Payable for when-issued securities	700
Other	52
102,466
Net Assets	$292,007
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$290,531
Undistributed (accumulated) net investment income (loss)	611
Undistributed (accumulated) net realized gain (loss) from investment securities, futures contracts, written option and swaption, swaps and foreign currency transactions	(614)
Net unrealized appreciation (depreciation) on:
Investment securities	807
Futures contracts	673
Written option and swaption contracts	(594)
Swap agreements	650
Translation of assets and liabilities denominated in foreign currencies	(57)
Net Assets	$292,007
Net Assets by Class:
Class A	$5,735
Class B	13,337
Class C	4,762
Class I	268,173
Shares Outstanding:
Class A	557
Class B	1,296
Class C	464
Class I	26,093
Net Asset Value Per Share:
Class A	$10.29
Class B	10.29
Class C	10.26
Class I	10.28
Maximum Offering Price Per Share (a):
Class A	$10.80

(a)  Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B, C, and I shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 2006 (b)
(all amounts in thousands)

Investment Income:
Interest	$10,970
Income from loaned securities–net	4
10,974
Expenses:
Management and advisory fees	1,543
Distribution and service fees:
Class A	26
Class B	68
Class C	29
Transfer agent fees:
Class A	20
Class B	37
Class C	14
Class I	– (c)
Printing and shareholder reports	17
Custody fees	100
Administration fees	44
Legal fees	8
Audit fees	19
Trustees fees	21
Registration fees	8
Other	5
Total expenses	1,959
Net Investment Income (Loss)	9,015
Net Realized Gain (Loss) from:
Investment securities	(408)
Futures contracts	(1,026)
Written option and swaption contracts	344
Swap agreements	(501)
Foreign currency transactions	(199)
(1,790)
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	2,041
Futures contracts	1,843
Written option and swaption contracts	(665)
Swap agreements	577
Translation of assets and liabilities denominated in foreign currencies	14
3,810
Net Realized and Unrealized Gain (Loss) on Investment Securities, Futures Contracts, Written Options and Swaptions, Swaps and Foreign Currency Transactions	2,020
Net Increase (Decrease) in Net Assets Resulting from Operations	$11,035

(b)  Class I was offered for investment on November 15, 2005.

(c)  Rounds to less than $1.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

15

TA IDEX PIMCO Total Return

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	October 31, 2006 (a)	October 31, 2005
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$9,015	$3,671
Net realized gain (loss) from investment securities, futures contracts, written options and swaptions, swaps and foreign currency transactions	(1,790)	1,558
Change in unrealized appreciation (depreciation) on investment securities, futures contracts, written options and swaptions, swaps and foreign currency translation	3,810	(4,099)
	11,035	1,130
Distributions to Shareholders:
From net investment income:
Class A	(452)	(3,336)
Class B	(546)	(430)
Class C	(215)	(197)
Class I	(7,090)	–
	(8,303)	(3,963)
From net realized gains:
Class A	–	(1,399)
Class B	–	(337)
Class C	–	(149)
	–	(1,885)
Capital Share Transactions:
Proceeds from shares sold:
Class A	218	21,913
Class B	136	2,672
Class C	153	1,559
Class I	258,105	–
	258,612	26,144
Dividends and distributions reinvested:
Class A	419	4,692
Class B	394	567
Class C	182	302
Class I	7,090	–
	8,085	5,561
Cost of shares redeemed:
Class A	(120,452)	(3,417)
Class B	(9,402)	(8,606)
Class C	(5,225)	(4,738)
Class I	(4)	–
	(135,083)	(16,761)
Redemption fee:
Class A	– (b)	– (b)
Class B	– (b)	– (b)
Class C	–	– (b)
	– (b)	– (b)
Automatic conversions:
Class A	46	–
Class B	(46)	–
	–	–
	131,614	14,944
Net increase (decrease) in net assets	134,346	10,226

	October 31, 2006 (a)	October 31, 2005
Net Assets:
Beginning of year	$157,661	$147,435
End of year	$292,007	$157,661
Undistributed (Accumulated) Net Investment Income (Loss)	$611	$63
Share Activity:
Shares issued:
Class A	21	2,110
Class B	13	257
Class C	15	150
Class I	25,391	–
	25,440	2,517
Shares issued–reinvested from distributions:
Class A	41	454
Class B	39	55
Class C	18	29
Class I	702	–
	800	538
Shares redeemed:
Class A	(11,898)	(329)
Class B	(924)	(829)
Class C	(518)	(458)
	(13,340)	(1,616)
Automatic conversions:
Class A	5	–
Class B	(5)	–
	–	–
Net increase (decrease) in shares outstanding:
Class A	(11,831)	2,235
Class B	(877)	(517)
Class C	(485)	(279)
Class I	26,093	–
	12,900	1,439

(a)  Class I was offered for investment on November 15, 2005.

(b)  Amount rounds to less than $1.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

16

TA IDEX PIMCO Total Return

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2006	$10.16	$0.38	$0.09	$0.47	$(0.34)	$–	$(0.34)	$10.29
	10/31/2005	10.48	0.26	(0.17)	0.09	(0.28)	(0.13)	(0.41)	10.16
	10/31/2004	10.52	0.12	0.36	0.48	(0.14)	(0.38)	(0.52)	10.48
	10/31/2003	10.32	0.20	0.39	0.59	(0.25)	(0.14)	(0.39)	10.52
	10/31/2002	10.00	0.13	0.28	0.41	(0.09)	–	(0.09)	10.32
Class B	10/31/2006	10.18	0.36	0.08	0.44	(0.33)	–	(0.33)	10.29
	10/31/2005	10.48	0.17	(0.16)	0.01	(0.18)	(0.13)	(0.31)	10.18
	10/31/2004	10.51	0.07	0.36	0.43	(0.08)	(0.38)	(0.46)	10.48
	10/31/2003	10.32	0.13	0.38	0.51	(0.18)	(0.14)	(0.32)	10.51
	10/31/2002	10.00	0.09	0.29	0.38	(0.06)	–	(0.06)	10.32
Class C	10/31/2006	10.15	0.36	0.08	0.44	(0.33)	–	(0.33)	10.26
	10/31/2005	10.47	0.16	(0.16)	–	(0.19)	(0.13)	(0.32)	10.15
	10/31/2004	10.51	0.04	0.38	0.42	(0.08)	(0.38)	(0.46)	10.47
	10/31/2003	10.38	0.13	0.32	0.45	(0.18)	(0.14)	(0.32)	10.51
Class I	10/31/2006	10.12	0.41	0.12	0.53	(0.37)	–	(0.37)	10.28

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)		Net Investment Income (Loss) to Average		Portfolio Turnover
	Ended (g)	Return (c)	(000's)	Net (e)	Total (f)	Net Assets (a)		Rate (b)
Class A	10/31/2006	4.72%	$5,735	1.21%	1.21%	3.77	%(i)	544%
	10/31/2005	0.86	125,910	1.20	1.20	2.55	(i)	459
	10/31/2004	4.78	106,366	1.34	1.34	1.19		385
	10/31/2003	5.88	56,452	1.43	1.43	1.91		326
	10/31/2002	4.13	40,767	1.65	1.81	2.28		240
Class B	10/31/2006	4.45	13,337	1.40	1.40	3.53	(i)	544
	10/31/2005	0.07	22,116	2.06	2.06	1.64	(i)	459
	10/31/2004	4.30	28,219	1.92	1.92	0.64		385
	10/31/2003	5.08	34,547	2.08	2.08	1.26		326
	10/31/2002	3.80	30,909	2.30	2.46	1.63		240
Class C	10/31/2006	4.48	4,762	1.41	1.41	3.52		544
	10/31/2005	– (h)	9,635	2.11	2.11	1.58	(i)	459
	10/31/2004	4.10	12,850	2.09	2.09	0.41		385
	10/31/2003	4.47	5,231	2.08	2.08	1.25		326
Class I	10/31/2006	5.33	268,173	0.80	0.80	4.18		544

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.

(d)  Per share information is calculated based on average number of shares outstanding.

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  TA IDEX PIMCO Total Return ("the Fund") commenced operations on March 1, 2002. The inception dates for the Fund's offering of share classes were as follows:

Class C was November 11, 2002.
Class I was November 15, 2005.

(h)  Amount rounds to less than 0.01%.

(i)  Ratio of Net Investment Income (Loss) to Average Net Assets are inclusive of Redemption Fees, if any. The impact of Redemption Fees is less than 0.01% for Class A, Class B and Class C, respectively.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

17

TA IDEX PIMCO Total Return

NOTES TO FINANCIAL STATEMENTS
At October 31, 2006
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

In the normal course of business, TA IDEX PIMCO Total Return (the "Fund") enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers four classes of shares, Class A, Class B, Class C and Class I, each with a public offering price that reflects different sales charges, if any, and expense levels. Classes A, B and C are closed to new investors. Class I shares commenced operations on November 15, 2005. Class I is only available for investment to certain affiliated asset allocation funds. Prior to 11/15, certain affiliated asset allocation funds invested in Class A. Class B shares will convert to Class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Foreign securities generally are valued based on quotations from the primary market in which they are traded. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund's net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not "readily available." As a result, foreign equity securities held by the Fund may be valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Other securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2006 was paying an interest rate of 3.65%.

TBA purchase commitments: The Fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed price at a future date, typically not to exceed 45 days. TBA purchase commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, in addition to the risk of decline in the value of the Fund's other assets. Unsettled TBA purchase commitments are valued at the current value of the underlying securities, according to the procedures described under Security Valuations.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Transamerica IDEX Mutual Funds

Annual Report 2006

18

TA IDEX PIMCO Total Return

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2006
(all amounts in thousands)

NOTE 1.–(continued)

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $2, earned by IBT for its services.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

Open forward foreign currency contracts at October 31, 2006 are listed in the Schedule of Investments.

Swap agreements: The Fund may enter into swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve commitments to pay/receive interest in exchange for a market-linked return, both based on notional amounts. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

Entering into these agreements involves elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

Swaps are marked to market daily based upon quotations from market makers and vendors and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments are included as part of realized gain or loss on the Statement of Operations.

Open swaps agreements at October 31, 2006 are listed in the Schedule of Investments.

Futures contracts: The Fund may enter into futures contracts to manage exposure to market, interest rate or currency fluctuations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. The primary risks associated with futures contracts are imperfect correlation between the change in market value of the securities held and the prices of futures contracts; the possibility of an illiquid market and inability of the counterparty to meet the contract terms.

The underlying face amounts of open futures contracts at October 31, 2006, are listed in the Schedule of Investments. The variation margin receivable or payable, as applicable, is included in the Statement of Assets and Liabilities. Variation margin represents the additional payment due or excess deposits made in order to maintain the equity account at the required margin level.

Option contracts: The Fund may enter into options contracts to manage exposure to market fluctuations. Options are valued at the average

Transamerica IDEX Mutual Funds

Annual Report 2006

19

TA IDEX PIMCO Total Return

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2006
(all amounts in thousands)

NOTE 1.–(continued)

of the bid and ask ("Mean Quote") established each day at the close of the board of trade or exchange on which they are traded. The primary risks associated with options are imperfect correlation between the change in value of the securities held and the prices of the options contracts; the possibility of an illiquid market and inability of the counterparty to meet the contracts terms. When the Fund writes a covered call or put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. Options are marked-to-market daily to reflect the current value of the option written.

Transactions in written options were as follows:

	Premium	Contracts*
Balance at October 31, 2005	$37	132
Sales	119	345
Closing Buys	(12)	(67)
Expirations	(113)	(329)
Exercised	–	–
Balance at October 31, 2006	$31	81

*  Contracts not in thousands

Swaptions contracts: The Fund is authorized to write swaption contracts to manage exposure to fluctuations in interest rates and to enhance fund yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract on a future date. If a written call option is exercised, the writer will enter a swap and is obligated to pay the fixed rate and receive a variable rate in exchange. Swaptions are marked-to-market daily based upon quotations from market makers.

When the Fund writes a swaption, the premium received is recorded as a liability and is subsequently adjusted to the current value of the swaption. Changes in the value of the swaption are reported as Unrealized gains or losses in written options in the Statement of Assets and Liabilities. Gain or loss is recognized when the swaption contract expires or is closed. Premiums received from writing swaptions that expire or are exercised are treated by the Fund as realized gains from written options. The difference between the premium and the amount paid on affecting a closing purchase transaction is treated as a realized gain or loss.

Transactions in written swaptions were as follows:

	Premium	Notional Amount
Balance at October 31, 2005	$196	20,000
Sales	904	97,100
Closing Buys	–	–
Expirations	(229)	(28,900)
Exercised	–	–
Balance at October 31, 2006	$871	88,200

Redemption fees: A short-term trading redemption fee may be assessed on any Fund shares in a fund account that are sold during the first five (5) NYSE trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2006, the Fund received less than $1 in redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

NOTE 2.  RELATED PARTY TRANSACTIONS

Transamerica Fund Advisors, Inc. ("TFAI") is the Fund's investment adviser. Transamerica Fund Services, Inc. ("TFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. TFAI, TFS, and AFSG are affiliates of AEGON NV, a Netherlands corporation.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at October 31, 2006:

	Net Assets	% of Net Assets
TA IDEX Asset Allocation– Conservative Portfolio	$32,127	11.00%
TA IDEX Asset Allocation– Moderate Portfolio	115,063	39.40%
TA IDEX Asset Allocation– Moderate Growth Portfolio	120,983	41.43%
Total	$268,173	91.83%

Transamerica IDEX Mutual Funds

Annual Report 2006

20

TA IDEX PIMCO Total Return

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2006
(all amounts in thousands)

NOTE 2.–(continued)

Investment advisory fees: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.70% of the first $250 million of ANA
0.65% of the next $500 million of ANA
0.60% of ANA over $750 million

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.30% Expense Limit

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the reimbursed class expenses.

There were no amounts recaptured during the year ended October 31, 2006. There are no amounts available for recapture at October 31, 2006.

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%
Class B	1.00%
Class C	1.00%
Class I	N/A

From February 28, 2006 through March 1, 2007, the Fund will not pay 12b-1 fees under these plans.

Underwriter commissions relate to front-end sales charges imposed for Class A shares and contingent deferred sales charges from Classes B, C, and certain A share redemptions. For the year ended October 31, 2006, the underwriter commissions were as follows:

Received by Underwriter	$3
Retained by Underwriter	1
Contingent Deferred Sales Charge	9

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are fees paid to external legal counsel.

Transfer agent fees: The Fund pays TFS an annual per-account charge for each open and closed account. The Fund paid TFS $67 for the year ended October 31, 2006.

Deferred compensation plan: Each eligible independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan maintained by Transamerica IDEX Mutual Funds (the "Plan"). Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds, including the Fund. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of October 31, 2006, to $7.

Retirement plan: Under a retirement plan (the "Emeritus Plan") available to the Disinterested Trustees, each Disinterested Trustee is deemed to have elected to serve as Trustee Emeritus of Transamerica IDEX upon his or her termination of service, other than removal for cause, for a maximum period of five years determined by his or her years of service as a Trustee.

Such amounts shall be accrued by Transamerica IDEX on a pro rata basis allocable to each Transamerica IDEX fund based on the relative assets of the fund. If retainers increase in the future, past accruals (and credits) will be adjusted upward so that 50% of the Trustee's current retainer is accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred become payable to an Emeritus Trustee (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation will be paid on a quarterly basis during the time period that the Trustee Emeritus is allowed to serve as such.

Amounts deferred and accrued under the Deferred Compensation and Emeritus Plans are unfunded and unsecured claims against the general assets of Transamerica IDEX. For the period ended October 31, 2006, the amount related to the Emeritus Plan was $12. As of October 31, 2006, the Fund has not made any payments related to the Emeritus Plan.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2006 were as follows:

Purchases of securities:
Long-Term	$133,303
U.S. Government	1,019,657
Proceeds from maturities and sales of securities:
Long-Term	57,817
U.S. Government	912,246

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

Transamerica IDEX Mutual Funds

Annual Report 2006

21

TA IDEX PIMCO Total Return

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2006
(all amounts in thousands)

NOTE 4.  FEDERAL INCOME TAX MATTERS

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, capital loss carryforwards, swap contracts, distribution reclassifications, futures, options and foreign currency transactions.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Shares of beneficial interest, unlimited shares authorized	$(1)
Undistributed (accumulated) net investment income (loss)	(164)
Undistributed (accumulated) net realized gain (loss) from investment securities	165

The capital loss carry forward utilized during the year ended October 31, 2006 was $203.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2005 and 2006 was as follows:

2005 Distributions paid from:
Ordinary Income	$5,053
Long-term Capital Gain	795
2006 Distributions paid from:
Ordinary Income	8,303
Long-term Capital Gain	–

The tax basis components of distributable earnings as of October 31, 2006 are as follows:

Undistributed Ordinary Income	$611
Undistributed Long-term Capital Gain	$43
Capital Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$822	*

*  Amount includes unrealized appreciation (depreciation) from derivative instruments and foreign currency translation.

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

NOTE 6.  RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Manager is evaluating the application of FIN 48 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the financial statements.

In September 2006, FASB issued its new Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted. The Manager is evaluating the application of FAS 157 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, the Fund's financial statements.

Transamerica IDEX Mutual Funds

Annual Report 2006

22

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX PIMCO Total Return:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX PIMCO Total Return (the "Fund") at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida
December 27, 2006

Transamerica IDEX Mutual Funds

Annual Report 2006

23

TA IDEX Protected Principal Stock

MARKET ENVIRONMENT

The twelve months ended October 31, 2006 have exhibited rapidly changing expectations in both directions. As earlier expectations of accelerating inflation gave way to a deflating housing bubble and falling commodity prices, the financial markets recovered their poise and delivered gains more in-line with their historic averages. The Federal Reserve Board's ("Fed") last rate increase during the period occurred on June 29, 2006. Since then, the Fed has held rates steady at three subsequent meetings. During the fiscal year, the Standard and Poor's 500 Composite Stock Index ("S&P 500") rose 16.33% and the Dow Industrial Average had a return of 18.47%. Bond investors also recovered from their early pessimism as the Lehman Brothers U.S. Intermediate Government/Credit Index and the Lehman Brothers Aggregate Bond Index posted twelve-month returns of 4.67% and 5.19%, respectively.

The Chicago Board Options Exchange ("CBOE") Volatility Index ("VIX") ended the fiscal year at a lower level than where it began the year. The VIX is an index of expected broad market volatility and is a key gauge of investor sentiment. At October 31, 2005, the VIX was at 15.32. As the broad market stabilized, the VIX trended downward and traded in the range of 10 to 13. In the May and June period, indications of a global economic slowdown and heightened geopolitical fears led to a market sell-off. This sell-off coupled with increased investor anxiety was reflected in a substantial increase in the VIX in June, when it reached nearly 24, its highest level of the year. Thereafter, markets stabilized and investors calmed against a backdrop of solid corporate earnings and falling energy prices. The result was the VIX moving back down to 11.10 at October 31, 2006.

PERFORMANCE

For the year ended October 31, 2006, TA IDEX Protected Principal Stock, Class A returned 8.27%. By comparison its benchmark, the S&P 500, returned 16.33%.

STRATEGY REVIEW

TA IDEX Protected Principal Stock is invested in the stocks comprising the S&P 500. Throughout the fiscal year ended October 31, 2006, the Fund has been fully hedged with purchased S&P 500 put options and written S&P 500 call options. The index call options are continuously sold in order to generate a regular cash flow which supplements the dividends that are earned on the portfolio's common stock portfolio. Index put options are purchased to help protect the portfolio's assets should there be a sharp decline in stock prices in a short period of time. Full positions in both put and call options were maintained throughout the year.

During the fiscal quarter beginning November 1, 2005, the S&P 500 advanced by 6.56%. This strong S&P 500 advance included a strong November increase of 3.78%, an almost-flat December, and a positive return of 2.65% in January. During such upward moves, hedging transactions tend to limit TA IDEX Protected Principal Stock's participation in a market rally. The portfolio ended the first fiscal quarter with a return of 2.85%. In the second fiscal quarter ended April 28, 2006, the S&P 500 posted a positive return of 2.88%, with positive returns in each of the 3 months included in the quarter. TA IDEX Protected Principal Stock posted a positive return of 2.08%. The S&P 500 had a loss of 2.15% during the 3rd fiscal quarter, primarily as a result of May's negative return of 2.87%. TA IDEX Protected Principal Stock in contrast, was up 0.25% during the quarter ended July 31, 2006. Hedging transactions served their purpose: to protect principal during such a broad market downdraft.

The fiscal quarter ended October 31, 2006, saw a continued favorable interest rate environment and strong corporate profits. Against this backdrop, the S&P 500 advanced 8.43% for the quarter, while TA IDEX Protected Principal Stock's return was 2.87%.

With uncertainty continuing to prevail, TA IDEX Protected Principal Stock managers will continue to focus on the hedged equity strategy that has served investors well in the past and has proven that it can deliver competitive returns.

J. Patrick Rogers, CFA

Fund Manager
Gateway Investment Advisers, L.P.

Transamerica IDEX Mutual Funds

Annual Report 2006

1

TA IDEX Protected Principal Stock

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Average Annual Total Return for Periods Ended 10/31/06

	1 year	From Inception	Inception Date
Class A (NAV)	8.27%	6.49%	7/1/02
Class A (POP)	2.32%	5.11%	7/1/02
S&P 500[1]	16.33%	9.86%	7/1/02
Class B (NAV)	7.55%	6.08%	7/1/02
Class B (POP)	2.55%	5.51%	7/1/02
Class C (NAV)	7.46%	6.04%	7/1/02
Class C (POP)	7.46%	6.04%	7/1/02
Class M (NAV)	7.63%	6.12%	7/1/02
Class M (POP)	5.55%	5.88%	7/1/02

NOTES

1  The Standard and Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2006 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares. Class C shares do not impose a sales charge. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments that utilize options strategies may be subject to specific risks, including limited opportunity to participate in rising stock markets or increased risk during market declines. In general,mutual funds that invest in stocks are subject to risks including weaknesses in the market as a whole, in a particular industry, or in a specific holding, and from adverse political or economic developments here or abroad.

Shareholders may lose some or all of the value of their guaranteed amount if they redeem before the end of the 5-year Guarantee Period.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund.

This Fund is closed to new investments.

Transamerica IDEX Mutual Funds

Annual Report 2006

2

TA IDEX Protected Principal Stock

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2006 and held for the entire period until October 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$1,031.40	1.97%	$10.09
Hypothetical (b)	1,000.00	1,015.27	1.97	10.01
Class B
Actual	1,000.00	1,027.50	2.63	13.44
Hypothetical (b)	1,000.00	1,011.95	2.63	13.34
Class C
Actual	1,000.00	1,026.60	2.64	13.49
Hypothetical (b)	1,000.00	1,011.90	2.64	13.39
Class M
Actual	1,000.00	1,028.30	2.52	12.88
Hypothetical (b)	1,000.00	1,012.50	2.52	12.78

(a)  Expenses are calculated using the Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At October 31, 2006

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

Transamerica IDEX Mutual Funds

Annual Report 2006

3

TA IDEX Protected Principal Stock

SCHEDULE OF INVESTMENTS •
At October 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (98.6%)
Aerospace (1.8%)
Boeing Co. (The)	2,600	$208
General Dynamics Corp.	1,300	92
Goodrich Corp.	400	18
Lockheed Martin Corp.	1,200	104
Northrop Grumman Corp.	1,070	71
Textron, Inc.	500	45
United Technologies Corp.	3,300	217
Air Transportation (0.4%)
FedEx Corp.	1,000	115
Southwest Airlines Co.	2,400	36
Amusement & Recreation Services (0.6%)
Disney (Walt) Co. (The)	6,500	205
Harrah's Entertainment, Inc.	700	52
Apparel & Accessory Stores (0.5%)
Gap (The), Inc.	1,800	38
Kohl's Corp. ‡	1,100	78
Limited Brands, Inc.	1,100	32
Nordstrom, Inc.	800	38
Apparel Products (0.2%)
Cintas Corp.	500	21
Jones Apparel Group, Inc.	400	13
Liz Claiborne, Inc.	400	17
V.F. Corp.	300	23
Auto Repair, Services & Parking (0.0%)
Ryder System, Inc.	200	11
Automotive (0.7%)
Ford Motor Co.	5,900	49
General Motors Corp.	1,900	66
Genuine Parts Co.	600	27
Harley-Davidson, Inc.	900	62
ITT Industries, Inc.	500	27
Navistar International Corp. ‡	200	6
PACCAR, Inc.	900	53
Automotive Dealers (0.1%)
AutoNation, Inc. ‡	550	11
AutoZone, Inc. ‡	200	22
Beverages (2.0%)
Anheuser-Busch Cos., Inc.	2,500	119
Brown-Forman Corp.–Class B	300	22
Coca-Cola Co. (The)	6,350	297
Coca-Cola Enterprises, Inc.	800	16
Constellation Brands, Inc.–Class A ‡	700	19
Molson Coors Brewing Co.–Class B	200	14

	Shares	Value
Beverages (continued)
Pepsi Bottling Group, Inc.	500	$16
PepsiCo, Inc.	5,350	339
Business Credit Institutions (0.5%)
CIT Group, Inc.	700	36
Freddie Mac	2,300	159
Business Services (1.5%)
Clear Channel Communications, Inc.	1,700	59
Convergys Corp. ‡	500	11
eBay, Inc. ‡	3,700	119
Equifax, Inc.	500	19
Fannie Mae	3,100	184
First Data Corp.	2,495	61
Interpublic Group of Cos., Inc. ‡	1,469	16
Monster Worldwide, Inc. ‡	500	20
Moody's Corp.	700	46
Omnicom Group, Inc.	600	61
Robert Half International, Inc.	600	22
Chemicals & Allied Products (3.5%)
Air Products & Chemicals, Inc.	800	56
Alberto Culver Co.–Class B	300	15
Avon Products, Inc.	1,500	46
Clorox Co.	500	32
Colgate-Palmolive Co.	1,700	109
Dow Chemical Co. (The)	3,100	126
du Pont (E.I.) de Nemours & Co.	2,850	131
Eastman Chemical Co.	300	18
Ecolab, Inc.	600	27
International Flavors & Fragrances, Inc.	300	13
Lauder (Estee) Cos., Inc. (The)–Class A	450	18
Monsanto Co.	1,742	77
PPG Industries, Inc.	600	41
Praxair, Inc.	1,000	60
Procter & Gamble Co.	10,052	637
Rohm & Haas Co.	500	26
Sherwin-Williams Co. (The)	400	24
Commercial Banks (9.8%)
AmSouth Bancorp	1,100	33
Bank of America Corp.	14,322	772
Bank of New York Co., Inc. (The)	2,500	86
BB&T Corp.	1,800	78
Citigroup, Inc.	15,300	767
Comerica, Inc.	600	35
Commerce Bancorp, Inc.	700	24
Compass Bancshares, Inc.	400	23
Fifth Third Bancorp	1,900	76
First Horizon National Corp.	400	16

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

4

TA IDEX Protected Principal Stock

SCHEDULE OF INVESTMENTS • (continued)
At October 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
Commercial Banks (continued)
Huntington Bancshares, Inc.	700	$17
JP Morgan Chase & Co.	10,948	519
KeyCorp	1,300	48
M&T Bank Corp.	300	37
Marshall & IIsley Corp.	800	38
Mellon Financial Corp.	1,400	54
National City Corp.	1,900	71
North Fork Bancorp, Inc.	1,600	46
Northern Trust Corp.	700	41
PNC Financial Services Group, Inc.	900	63
Regions Financial Corp.	1,481	56
State Street Corp.	1,000	64
SunTrust Banks, Inc.	1,100	87
Synovus Financial Corp.	1,000	29
US Bancorp	5,800	196
Wachovia Corp.	5,897	327
Wells Fargo & Co.	10,600	385
Zions Bancorp	400	32
Communication (0.6%)
Comcast Corp.–Class A ‡	6,519	265
Communications Equipment (1.6%)
ADC Telecommunications, Inc. ‡	442	6
Avaya, Inc. ‡	1,400	18
Ciena Corp. ‡	285	7
Comverse Technology, Inc. ‡	700	15
Corning, Inc. ‡	5,000	102
L-3 Communications Holdings, Inc.	400	32
Lucent Technologies, Inc. ‡	14,000	34
Motorola, Inc.	7,700	178
Network Appliance, Inc. ‡	1,200	44
QUALCOMM, Inc.	5,250	191
Rockwell Collins, Inc.	600	35
Tellabs, Inc. ‡	1,500	16
Computer & Data Processing Services (5.3%)
Adobe Systems, Inc. ‡	1,800	69
Affiliated Computer Services, Inc.–Class A ‡	450	24
Autodesk, Inc. ‡	800	29
Automatic Data Processing, Inc.	1,700	84
BMC Software, Inc. ‡	600	18
CA, Inc.	1,300	32
Citrix Systems, Inc. ‡	600	18
Computer Sciences Corp. ‡	600	32
Compuware Corp. ‡	1,200	10
Electronic Arts, Inc. ‡	1,000	53
Electronic Data Systems Corp.	1,700	43
Fiserv, Inc. ‡	600	30

	Shares	Value
Computer & Data Processing Services (continued)
Google, Inc.–Class A ‡	700	$333
IMS Health, Inc.	700	20
Intuit, Inc. ‡	1,100	39
Juniper Networks, Inc. ‡	1,900	33
Microsoft Corp.	27,000	775
NCR Corp. ‡	500	21
Novell, Inc. ‡	1,000	6
Oracle Corp. ‡	12,356	228
Parametric Technology Corp. ‡	440	9
Sabre Holdings Corp.	500	13
Sun Microsystems, Inc. ‡	11,100	60
Symantec Corp. ‡	3,123	62
Unisys Corp. ‡	1,100	7
VeriSign, Inc. ‡	700	14
Yahoo!, Inc. ‡	4,000	105
Computer & Office Equipment (4.5%)
Apple Computer, Inc. ‡	2,700	219
Cisco Systems, Inc. ‡	18,650	450
Dell, Inc. ‡	7,150	174
EMC Corp. ‡	7,300	89
Hewlett-Packard Co.	8,750	339
International Business Machines Corp.	5,000	462
Jabil Circuit, Inc.	600	17
Lexmark International, Inc. ‡	400	25
Pitney Bowes, Inc.	800	37
Sandisk Corp. ‡	500	24
Symbol Technologies, Inc.	905	14
Construction (0.2%)
Centex Corp.	400	21
Fluor Corp.	300	24
KB Home	300	14
Pulte Homes, Inc.	600	19
Department Stores (0.4%)
Dillard's, Inc.–Class A	200	6
Federated Department Stores, Inc.	1,684	74
JC Penney Co., Inc.	800	60
TJX Cos., Inc.	1,500	43
Diversified (0.3%)
Honeywell International, Inc.	2,700	114
Drug Stores & Proprietary Stores (0.6%)
CVS Corp.	2,700	85
Walgreen Co.	3,250	142
Educational Services (0.0%)
Apollo Group, Inc.–Class A ‡	500	19

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

5

TA IDEX Protected Principal Stock

SCHEDULE OF INVESTMENTS • (continued)
At October 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
Electric Services (2.5%)
AES Corp. (The) ‡	2,200	$48
Allegheny Energy, Inc. ‡	600	26
American Electric Power Co., Inc.	1,300	54
CenterPoint Energy, Inc.	1,000	15
CMS Energy Corp. ‡	800	12
Consolidated Edison, Inc.	700	34
Constellation Energy Group, Inc.	600	37
Dominion Resources, Inc.	1,100	89
DTE Energy Co.	600	27
Duke Energy Corp.	4,148	131
Edison International	1,100	49
FirstEnergy Corp.	1,100	65
FPL Group, Inc.	1,300	66
Pinnacle West Capital Corp.	400	19
PPL Corp.	1,200	41
Progress Energy, Inc.	900	41
Sempra Energy	900	48
Southern Co. (The)	2,500	91
TECO Energy, Inc.	700	12
TXU Corp.	1,500	95
Xcel Energy, Inc.	1,300	29
Electric, Gas & Sanitary Services (1.0%)
Allied Waste Industries, Inc. ‡	900	11
Ameren Corp.	700	38
Entergy Corp.	700	60
Exelon Corp.	2,100	130
NiSource, Inc.	900	21
PG&E Corp.	1,100	47
Public Service Enterprise Group, Inc.	900	55
Waste Management, Inc.	1,700	64
Electronic & Other Electric Equipment (3.2%)
Cooper Industries, Ltd.–Class A	300	27
Emerson Electric Co.	1,400	118
General Electric Co.	32,100	1,127
Harman International Industries, Inc.	200	20
Whirlpool Corp.	185	16
Electronic Components & Accessories (2.9%)
Advanced Micro Devices, Inc. ‡	1,500	32
Altera Corp. ‡	1,200	22
American Power Conversion Corp.	600	18
Analog Devices, Inc.	1,200	38
Broadcom Corp.–Class A ‡	1,500	45
Freescale Semiconductor, Inc.–Class B ‡	1,358	53
Intel Corp.	17,850	381
JDS Uniphase Corp. ‡	712	10
Linear Technology Corp.	1,000	31

	Shares	Value
Electronic Components & Accessories (continued)
LSI Logic Corp. ‡	1,300	$13
Maxim Integrated Products, Inc.	1,000	30
Micron Technology, Inc. ‡	2,200	32
Molex, Inc.	500	17
National Semiconductor Corp.	900	22
Novellus Systems, Inc. ‡	300	8
NVIDIA Corp. ‡	1,200	42
PMC-Sierra, Inc. ‡	700	5
QLogic Corp. ‡	600	12
Sanmina-SCI Corp. ‡	1,800	7
Solectron Corp. ‡	3,000	10
Texas Instruments, Inc.	5,000	151
Tyco International, Ltd.	6,400	188
Xilinx, Inc.	1,100	28
Entertainment (0.1%)
International Game Technology	1,100	47
Fabricated Metal Products (0.2%)
Fortune Brands, Inc.	500	38
Parker Hannifin Corp.	350	29
Finance (1.8%)
SPDR Trust Series 1	5,465	753
Food & Kindred Products (2.4%)
Altria Group, Inc.	6,550	533
Archer-Daniels-Midland Co.	2,200	85
Campbell Soup Co.	700	26
ConAgra Foods, Inc.	1,700	44
General Mills, Inc.	1,100	63
Hercules, Inc. ‡	400	7
Hershey Co. (The)	600	32
HJ Heinz Co.	1,100	46
Kellogg Co.	900	45
McCormick & Co., Inc.	500	19
Sara Lee Corp.	2,500	43
Tyson Foods, Inc.–Class A	900	13
WM Wrigley Jr. Co.	775	40
Food Stores (0.3%)
Kroger Co.	2,400	54
Safeway, Inc.	1,500	44
Whole Foods Market, Inc.	550	35
Furniture & Fixtures (0.3%)
Johnson Controls, Inc.	700	57
Leggett & Platt, Inc.	600	14
Masco Corp.	1,300	36
Furniture & Home Furnishings Stores (0.1%)
Bed Bath & Beyond, Inc. ‡	900	36

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

6

TA IDEX Protected Principal Stock

SCHEDULE OF INVESTMENTS • (continued)
At October 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
Gas Production & Distribution (0.4%)
Dynegy, Inc.–Class A ‡	1,100	$7
El Paso Corp.	2,200	30
KeySpan Corp.	600	24
Kinder Morgan, Inc.	400	42
Nicor, Inc.	200	9
Peoples Energy Corp.	100	4
Williams Cos., Inc. (The)	2,000	49
Health Services (0.7%)
Caremark Rx, Inc.	1,300	64
Coventry Health Care, Inc. ‡	600	28
Express Scripts, Inc. ‡	500	32
HCA, Inc.	1,300	66
Health Management Associates, Inc.–Class A	700	14
Laboratory Corp. of America Holdings ‡	400	27
Manor Care, Inc.	300	14
Quest Diagnostics, Inc.	600	30
Tenet Healthcare Corp. ‡	1,600	11
Holding & Other Investment Offices (0.5%)
Apartment Investment & Management Co. REIT–Class A	340	20
Archstone-Smith Trust REIT	600	36
Equity Residential REIT	900	49
Kimco Realty Corp. REIT	700	31
Plum Creek Timber Co., Inc. REIT	500	18
Public Storage, Inc. REIT	300	27
Vornado Realty Trust REIT	350	42
Hotels & Other Lodging Places (0.4%)
Hilton Hotels Corp.	1,100	32
Marriott International, Inc.–Class A	1,100	46
Starwood Hotels & Resorts Worldwide, Inc.	800	48
Wyndham Worldwide Corp. ‡	680	20
Industrial Machinery & Equipment (1.7%)
American Standard Cos., Inc.	600	27
Applied Materials, Inc.	4,400	77
Baker Hughes, Inc.	1,100	76
Black & Decker Corp.	300	25
Caterpillar, Inc.	2,100	128
Cummins, Inc.	200	25
Deere & Co.	800	68
Dover Corp.	700	33
Eaton Corp.	500	36
Illinois Tool Works, Inc.	1,400	67
Ingersoll-Rand Co.–Class A	1,100	40
National Oilwell Varco, Inc. ‡	600	36
Pall Corp.	500	16
Smith International, Inc.	600	24
Stanley Works (The)	300	14

	Shares	Value
Instruments & Related Products (1.1%)
Agilent Technologies, Inc. ‡	1,400	$50
Bausch & Lomb, Inc.	200	11
Danaher Corp.	800	57
Eastman Kodak Co.	900	22
Fisher Scientific International ‡	400	34
KLA-Tencor Corp.	700	34
PerkinElmer, Inc.	500	11
Raytheon Co.	1,500	75
Rockwell Automation, Inc.	500	31
Snap-On, Inc.	200	9
Tektronix, Inc.	300	9
Teradyne, Inc. ‡	700	10
Thermo Electron Corp. ‡	600	26
Waters Corp. ‡	400	20
Xerox Corp. ‡	3,100	53
Insurance (4.5%)
ACE, Ltd.	1,100	63
Aetna, Inc.	1,700	70
AFLAC, Inc.	1,700	76
Allstate Corp. (The)	2,100	129
AMBAC Financial Group, Inc.	400	33
American International Group, Inc.	8,200	551
Chubb Corp.	1,400	74
Cigna Corp.	400	47
Cincinnati Financial Corp.	582	27
Loews Corp.	1,300	51
MBIA, Inc.	500	31
MGIC Investment Corp.	300	18
Principal Financial Group	800	45
Progressive Corp. (The)	2,400	58
SAFECO Corp.	400	23
St. Paul Travelers Cos., Inc. (The)	2,147	110
UnitedHealth Group, Inc.	4,400	215
UnumProvident Corp.	1,100	22
WellPoint, Inc. ‡	2,000	153
XL Capital, Ltd.–Class A	500	35
Insurance Agents, Brokers & Service (0.5%)
AON Corp.	1,000	35
Hartford Financial Services Group, Inc. (The)	1,000	87
Humana, Inc. ‡	600	36
Marsh & McLennan Cos., Inc.	1,800	53
Leather & Leather Products (0.1%)
Coach, Inc. ‡	1,100	44
Life Insurance (1.0%)
Genworth Financial, Inc.–Class A	1,200	40
Lincoln National Corp.	949	60

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

7

TA IDEX Protected Principal Stock

SCHEDULE OF INVESTMENTS • (continued)
At October 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
Life Insurance (continued)
Metlife, Inc.	2,500	$143
Prudential Financial, Inc.	1,600	123
Torchmark Corp.	400	25
Lumber & Other Building Materials (1.0%)
Home Depot, Inc. (The)	6,500	243
Lowe's Cos., Inc.	5,000	151
Lumber & Wood Products (0.1%)
Louisiana-Pacific Corp.	400	8
Weyerhaeuser Co.	700	45
Management Services (0.1%)
Paychex, Inc.	1,000	39
Medical Instruments & Supplies (1.5%)
Applera Corp.-Applied Biosystems Group	500	19
Bard, (C.R.) Inc.	400	33
Baxter International, Inc.	2,200	101
Becton Dickinson & Co.	700	49
Biomet, Inc.	700	27
Boston Scientific Corp. ‡	3,715	59
Medtronic, Inc.	3,700	180
Millipore Corp. ‡	200	13
St. Jude Medical, Inc. ‡	1,200	41
Stryker Corp.	900	47
Zimmer Holdings, Inc. ‡	700	50
Metal Cans & Shipping Containers (0.0%)
Ball Corp.	400	17
Metal Mining (0.4%)
Freeport-McMoRan Copper & Gold, Inc.–Class B	700	42
Newmont Mining Corp.	1,500	68
Phelps Dodge Corp.	700	70
Mining (0.1%)
Consol Energy, Inc.	575	20
Vulcan Materials Co.	400	33
Mortgage Bankers & Brokers (0.2%)
Countrywide Financial Corp.	2,000	76
Motion Pictures (1.0%)
News Corp., Inc.–Class A	7,400	154
Time Warner, Inc.	12,700	254
Office Property (0.2%)
Boston Properties, Inc. REIT	300	32
Equity Office Properties Trust REIT	1,200	51
Oil & Gas Extraction (2.6%)
Anadarko Petroleum Corp.	1,400	65
Apache Corp.	1,110	73

	Shares	Value
Oil & Gas Extraction (continued)
BJ Services Co.	1,000	$30
Chesapeake Energy Corp.	1,250	41
Devon Energy Corp.	1,500	100
EOG Resources, Inc.	700	47
Halliburton Co.	3,300	107
Nabors Industries, Ltd. ‡	1,100	34
Noble Corp.	500	35
Occidental Petroleum Corp.	2,800	131
Rowan Cos., Inc.	400	13
Schlumberger, Ltd.	3,800	240
Transocean, Inc. ‡	1,000	73
Weatherford International, Ltd. ‡	1,100	45
XTO Energy, Inc.	1,133	53
Paper & Allied Products (1.1%)
3M Co.	2,500	197
Avery Dennison Corp.	400	25
Bemis Co.	400	13
International Paper Co.	1,400	47
Kimberly-Clark Corp.	1,500	100
MeadWestvaco Corp.	600	17
OfficeMax, Inc.	300	14
Pactiv Corp. ‡	500	15
Temple-Inland, Inc.	400	16
Personal Credit Institutions (0.4%)
Capital One Financial Corp.	1,000	79
SLM Corp.	1,400	68
Personal Services (0.1%)
H&R Block, Inc.	1,100	24
Petroleum Refining (5.8%)
Ashland, Inc.	300	18
Chevron Corp.	6,941	466
ConocoPhillips	5,317	320
Exxon Mobil Corp.	18,250	1,303
Hess Corp.	700	30
Marathon Oil Corp.	1,170	101
Murphy Oil Corp.	600	28
Sunoco, Inc.	500	33
Valero Energy Corp.	1,900	99
Pharmaceuticals (8.2%)
Abbott Laboratories	4,900	233
Allergan, Inc.	500	58
AmerisourceBergen Corp.	700	33
Amgen, Inc. ‡	3,772	286
Barr Pharmaceuticals, Inc. ‡	250	13
Biogen Idec, Inc. ‡	1,100	52
Bristol-Myers Squibb Co.	6,150	152

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

8

TA IDEX Protected Principal Stock

SCHEDULE OF INVESTMENTS • (continued)
At October 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
Pharmaceuticals (continued)
Cardinal Health, Inc.	1,400	$92
Forest Laboratories, Inc. ‡	1,100	54
Genzyme Corp. ‡	900	61
Gilead Sciences, Inc. ‡	1,500	103
Hospira, Inc. ‡	520	19
Johnson & Johnson	9,350	630
King Pharmaceuticals, Inc. ‡	700	12
Lilly (Eli) & Co.	3,200	179
McKesson Corp.	1,000	50
Medco Health Solutions, Inc. ‡	953	51
MedImmune, Inc. ‡	700	22
Merck & Co., Inc.	6,750	307
Mylan Laboratories	600	12
Pfizer, Inc.	22,490	599
Schering-Plough Corp.	4,700	104
Sigma-Aldrich Corp.	200	15
Watson Pharmaceuticals, Inc. ‡	400	11
Wyeth	4,400	225
Primary Metal Industries (0.4%)
Alcoa, Inc.	2,700	78
Allegheny Technologies, Inc.	300	24
Nucor Corp.	900	53
United States Steel Corp.	400	27
Printing & Publishing (0.7%)
CBS Corp.–Class B	2,450	71
Dow Jones & Co., Inc.	200	7
Gannett Co., Inc.	800	47
McGraw-Hill Cos., Inc. (The)	1,200	77
Meredith Corp.	200	11
New York Times Co.–Class A	500	12
RR Donnelley & Sons Co.	600	20
Scripps (E.W.) Co. (The)	300	15
Tribune Co.	600	20
Radio & Television Broadcasting (0.3%)
Univision Communications, Inc.–Class A ‡	800	28
Viacom, Inc.–Class B ‡	2,350	91
Radio, Television & Computer Stores (0.2%)
Best Buy Co., Inc.	1,350	75
Circuit City Stores, Inc.	500	14
RadioShack Corp.	500	9
Railroads (0.7%)
Burlington Northern Santa Fe Corp.	1,200	93
CSX Corp.	1,500	54
Norfolk Southern Corp.	1,300	68
Union Pacific Corp.	800	73

	Shares	Value
Real Estate (0.0%)
Realogy Corp. ‡	650	$17
Regional Mall (0.2%)
Simon Property Group, Inc. REIT	700	68
Residential Building Construction (0.1%)
DR Horton, Inc.	900	21
Lennar Corp.–Class A	500	24
Restaurants (0.8%)
Darden Restaurants, Inc.	500	21
McDonald's Corp.	4,000	168
Starbucks Corp. ‡	2,400	91
Wendy's International, Inc.	400	14
Yum! Brands, Inc.	800	48
Retail Trade (2.1%)
Amazon.com, Inc. ‡	1,000	38
Big Lots, Inc. ‡	400	8
Costco Wholesale Corp.	1,600	85
Dollar General Corp.	1,000	14
Family Dollar Stores, Inc.	500	15
Office Depot, Inc. ‡	900	38
Sears Holdings Corp. ‡	183	32
Staples, Inc.	2,250	58
Target Corp.	2,800	166
Tiffany & Co.	500	18
Wal-Mart Stores, Inc.	7,700	379
Rubber & Misc. Plastic Products (0.3%)
Goodyear Tire & Rubber Co. (The) ‡	600	9
Newell Rubbermaid, Inc.	900	26
NIKE, Inc.–Class B	700	64
Sealed Air Corp.	300	18
Savings Institutions (0.4%)
Sovereign Bancorp, Inc.	1,155	28
Washington Mutual, Inc.	3,140	133
Security & Commodity Brokers (3.9%)
American Express Co.	4,000	231
Ameriprise Financial, Inc.	820	42
Bear Stearns Cos. Inc. (The)	400	61
Charles Schwab Corp. (The)	3,300	60
Chicago Mercantile Exchange	125	63
E*TRADE Financial Corp. ‡	1,350	31
Federated Investors, Inc.–Class B	250	9
Franklin Resources, Inc.	500	57
Goldman Sachs Group, Inc. (The)	1,400	266
Janus Capital Group, Inc.	700	14
Legg Mason, Inc.	400	36
Lehman Brothers Holdings, Inc.	1,800	140

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

9

TA IDEX Protected Principal Stock

SCHEDULE OF INVESTMENTS • (continued)
At October 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
Security & Commodity Brokers (continued)
Merrill Lynch & Co., Inc.	2,800	$245
Morgan Stanley	3,400	260
T. Rowe Price Group, Inc.	900	43
Western Union Co. (The) ‡	2,495	55
Telecommunications (3.4%)
ALLTEL Corp.	1,300	69
AT&T, Inc.	12,072	413
BellSouth Corp.	5,900	266
CenturyTel, Inc.	400	16
Citizens Communications Co.	1,000	15
Embarq Corp.	551	27
Qwest Communications International ‡	5,200	45
Sprint Nextel Corp.	9,534	178
Verizon Communications, Inc.	9,200	340
Windstream Corp.	1,447	20
Tobacco Products (0.1%)
Reynolds American, Inc.	400	25
UST, Inc.	600	32
Toys, Games & Hobbies (0.1%)
Hasbro, Inc.	600	16
Mattel, Inc.	1,300	29
Transportation Equipment (0.0%)
Brunswick Corp.	300	9
Trucking & Warehousing (0.6%)
United Parcel Service, Inc.–Class B	3,400	256
Warehouse (0.1%)
Prologis REIT	850	54
Water Transportation (0.2%)
Carnival Corp.	1,400	68
Wholesale Trade Durable Goods (0.1%)
Grainger (W.W.), Inc.	300	22
Patterson Cos., Inc. ‡	500	16
Wholesale Trade Nondurable Goods (0.3%)
Dean Foods Co. ‡	500	21
SUPERVALU, Inc.	718	24
SYSCO Corp.	2,000	70
Total Common Stocks (cost: $28,111)		40,614

	Contracts w	Value
PURCHASED OPTIONS (0.1%)
Put Options (0.1%)
S & P 500 Index	44	$1
Put Strike $1,200.00
Expires 11/18/2006
S & P 500 Index Put Strike $1,225.00 Expires 11/18/2006	38	1
S & P 500 Index Put Strike $1,250.00 Expires 12/16/2006	84	8
S & P 500 Index Put Strike $1,200.00 Expires 12/16/2006	36	2
S & P 500 Index Put Strike $1,225.00 Expires 12/16/2006	44	3
S & P 500 Index Put Strike $1,250.00 Expires 01/20/2007	48	14
Total Purchased Options (cost: $124)		29
Total Investment Securities (cost: $28,235) #		$40,643
WRITTEN OPTIONS (-5.0%)
Covered Call Options (-5.0%)
S & P 500 Index Call Strike $1,275.00 Expires 11/18/2006	76	(790)
S & P 500 Index Call Strike $1,300.00 Expires 11/18/2006	23	(182)
S & P 500 Index Call Strike $1,350.00 Expires 11/18/2006	37	(122)
S & P 500 Index Call Strike $1,325.00 Expires 11/18/2006	32	(176)
S & P 500 Index Call Strike $1,300.00 Expires 12/16/2006	44	(375)
S & P 500 Index Call Strike $1,350.00 Expires 12/16/2006	45	(189)
S & P 500 Index Call Strike $1,325.00 Expires 12/16/2006	37	(232)
Total Written Options (premiums: $1,250)		(2,066)

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

10

TA IDEX Protected Principal Stock

SCHEDULE OF INVESTMENTS • (continued)
At October 31, 2006
(all amounts except share amounts in thousands)

NOTES TO SCHEDULE OF INVESTMENTS:

•  Substantially all of the Fund's securities are pledged as collateral by the custodian for the listed short index option contracts written by the Fund (see Note 1).

‡  Non-income producing.

w  Contract amounts are not in thousands.

#  Aggregate cost for federal income tax purposes is $28,464. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $12,767 and $588, respectively. Net unrealized appreciation for tax purposes is $12,179.

DEFINITIONS:

REIT  Real Estate Investment Trust

SPDR  Standard & Poor's Depository Receipts

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

11

TA IDEX Protected Principal Stock

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2006
(all amounts except share amounts in thousands)

Assets:
Investment securities, at value (cost: $28,235)	$40,643
Cash	2,729
Receivables:
Interest	7
Dividends	45
Other	3
43,427
Liabilities:
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	73
Management and advisory fees	47
Distribution and service fees	33
Transfer agent fees	3
Administration fees	1
Written options (premiums $1,250)	2,066
Other	26
2,249
Net Assets	$41,178
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$29,677
Undistributed (accumulated) net investment income (loss)	–
Undistributed (accumulated) net realized gain (loss) from investment securities and written options	(91)
Net unrealized appreciation (depreciation) on:
Investment securities	12,408
Written option contracts	(816)
Net Assets	$41,178
Net Assets by Class:
Class A	$5,724
Class B	30,268
Class C	3,826
Class M	1,360
Shares Outstanding:
Class A	470
Class B	2,528
Class C	320
Class M	113
Net Asset Value Per Share:
Class A	$12.17
Class B	11.97
Class C	11.95
Class M	11.99
Maximum Offering Price Per Share (a):
Class A	$12.88
Class M	12.11

(a)  Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B and C shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 2006
(all amounts in thousands)

Investment Income:
Dividends	$854
Interest	52
906
Expenses:
Management and advisory fees	581
Distribution and service fees:
Class A	22
Class B	324
Class C	45
Class M	14
Transfer agent fees:
Class A	5
Class B	26
Class C	4
Class M	2
Printing and shareholder reports	16
Custody fees	35
Administration fees	9
Legal fees	7
Audit fees	19
Trustees fees	4
Other	13
Total expenses	1,126
Net Investment Income (Loss)	(220)
Net Realized Gain (Loss) from:
Investment securities	2,461
Written option contracts	(124)
2,337
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	2,446
Written option contracts	(1,261)
1,185
Net Realized and Unrealized Gain (Loss) on Investment Securities and Written Options	3,522
Net Increase (Decrease) in Net Assets Resulting from Operations	$3,302

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

12

TA IDEX Protected Principal Stock

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	October 31, 2006	October 31, 2005
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$(220)	$(223)
Net realized gain (loss) from investment securities and written options	2,337	1,515
Change in unrealized appreciation (depreciation) on investment securities and written options	1,185	1,359
	3,302	2,651
Capital Share Transactions:
Cost of shares redeemed:
Class A	(1,684)	(1,511)
Class B	(6,580)	(8,122)
Class C	(1,422)	(1,783)
Class M	(473)	(701)
	(10,159)	(12,117)
Net increase (decrease) in net assets	(6,857)	(9,466)
Net Assets:
Beginning of year	48,035	57,501
End of year	$41,178	$48,035
Undistributed (Accumulated) Net Investment Income (Loss)	$–	$–
Share Activity:
Shares redeemed:
Class A	(144)	(138)
Class B	(570)	(746)
Class C	(123)	(164)
Class M	(41)	(65)
	(878)	(1,113)
Net increase (decrease) in shares outstanding:
Class A	(144)	(138)
Class B	(570)	(746)
Class C	(123)	(164)
Class M	(41)	(65)
	(878)	(1,113)

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

13

TA IDEX Protected Principal Stock

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2006	$11.24	$0.01	$0.92	$0.93	$–	$–	$–	$12.17
	10/31/2005	10.64	0.01	0.59	0.60	–	–	–	11.24
	10/31/2004	10.15	(0.05)	0.54	0.49	–	–	–	10.64
	10/31/2003	10.01	(0.04)	0.92	0.88	–	(0.74)	(0.74)	10.15
	10/31/2002	10.00	(0.02)	0.03	0.01	–	–	–	10.01
Class B	10/31/2006	11.13	(0.07)	0.91	0.84	–	–	–	11.97
	10/31/2005	10.60	(0.06)	0.59	0.53	–	–	–	11.13
	10/31/2004	10.15	(0.10)	0.55	0.45	–	–	–	10.60
	10/31/2003	10.01	(0.11)	0.99	0.88	–	(0.74)	(0.74)	10.15
	10/31/2002	10.00	(0.04)	0.05	0.01	–	–	–	10.01
Class C	10/31/2006	11.12	(0.07)	0.90	0.83	–	–	–	11.95
	10/31/2005	10.58	(0.05)	0.59	0.54	–	–	–	11.12
	10/31/2004	10.15	(0.12)	0.55	0.43	–	–	–	10.58
	10/31/2003	10.01	(0.11)	0.99	0.88	–	(0.74)	(0.74)	10.15
	10/31/2002	10.00	(0.04)	0.05	0.01	–	–	–	10.01
Class M	10/31/2006	11.14	(0.06)	0.91	0.85	–	–	–	11.99
	10/31/2005	10.59	(0.04)	0.59	0.55	–	–	–	11.14
	10/31/2004	10.14	(0.10)	0.55	0.45	–	–	–	10.59
	10/31/2003	10.01	(0.10)	0.97	0.87	–	(0.74)	(0.74)	10.14
	10/31/2002	10.00	(0.04)	0.05	0.01	–	–	–	10.01

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)				Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (g)	Return (c)	(000's)	Net (e)		Total (f)		Net Assets (a)	Rate (b)
Class A	10/31/2006	8.27%	$5,724	1.96%		1.96%		0.07%	4%
	10/31/2005	5.64	6,906	2.12	(h)	2.12	(h)	0.05	3
	10/31/2004	4.82	8,006	2.22	(i)	2.22	(i)	(0.53)	1
	10/31/2003	9.44	9,320	2.25		2.25		(0.46)	3
	10/31/2002	0.10	10,381	2.25		2.62		(0.70)	14
Class B	10/31/2006	7.55	30,268	2.61		2.61		(0.59)	4
	10/31/2005	5.00	34,487	2.69	(h)	2.69	(h)	(0.51)	3
	10/31/2004	4.43	40,756	2.69	(i)	2.69	(i)	(0.97)	1
	10/31/2003	9.44	46,709	2.90		2.90		(1.11)	3
	10/31/2002	0.10	47,170	2.90		3.28		(1.35)	14
Class C	10/31/2006	7.46	3,826	2.62		2.62		(0.59)	4
	10/31/2005	5.10	4,924	2.69	(h)	2.69	(h)	(0.50)	3
	10/31/2004	4.24	6,423	2.82	(i)	2.82	(i)	(1.12)	1
	10/31/2003	9.44	7,041	2.90		2.90		(1.11)	3
	10/31/2002	0.10	6,969	2.90		3.28		(1.35)	14
Class M	10/31/2006	7.63	1,360	2.52		2.52		(0.50)	4
	10/31/2005	5.19	1,718	2.59	(h)	2.59	(h)	(0.39)	3
	10/31/2004	4.44	2,316	2.80	(i)	2.80	(i)	(1.01)	1
	10/31/2003	9.33	3,576	2.80		2.80		(1.01)	3
	10/31/2002	0.10	4,076	2.80		3.18		(1.25)	14

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

14

TA IDEX Protected Principal Stock

FINANCIAL HIGHLIGHTS (continued)
NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.

(d)  Per share information is calculated based on average number of shares outstanding.

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  TA IDEX Protected Principal Stock commenced operations on July 1, 2002.

(h)  Ratios of Total Expenses to Average Net Assets and net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment adviser. The impact of recaptured expenses was 0.10%, 0.10%, 0.10% and 0.10% for Class A, Class B, Class C and Class M, respectively (see Note 2).

(i)  Ratios of Total Expenses to Average Net Assets and net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment adviser. The impact of recaptured expenses was 0.06%, 0.06%, 0.06% and 0.07% for Class A, Class B, Class C and Class M, respectively (see Note 2).

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

15

TA IDEX Protected Principal Stock

NOTES TO FINANCIAL STATEMENTS
At October 31, 2006
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

In the normal course of business, TA IDEX Protected Principal Stock (the "Fund") enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently has four classes of shares, Class A, Class B, Class C and Class M, each with different expense levels. Class B shares will convert to Class A shares eight years after purchase. Currently all share classes are closed to new investors. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2006 was paying an interest rate of 3.65%.

Real Estate Investment Trusts ("REITs"): There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates.

Dividend income is recorded at management's estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Option contracts: The Fund may enter into options contracts to manage exposure to market fluctuations. Options are valued at the average of the bid and ask ("Mean Quote") established each day at the close of the board of trade or exchange on which they are traded. The primary risks associated with options are imperfect correlation between the change in value of the securities held and the prices of the options contracts; the possibility of an illiquid market and inability of the counterparty to meet the contracts terms. When the Fund writes a covered call or put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. Options are marked-to-market daily to reflect the current value of the option written.

The underlying face amounts of open contracts at October 31, 2006 are listed in the Schedule of Investments.

Transactions in written call and put options were as follows:

	Premium	Contracts*
Balance at October 31, 2005	$1,161	388
Sales	7,583	2,349
Closing Buys	(7,244)	(2,333)
Expirations	(250)	(110)
Exercised	–	–
Balance at October 31, 2006	$1,250	294

*  Contracts not in thousands

Transamerica IDEX Mutual Funds

Annual Report 2006

16

TA IDEX Protected Principal Stock

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2006
(all amounts in thousands)

NOTE 1.–(continued)

Redemption fees: A short-term trading redemption fee may be assessed on any Fund shares in a fund account that are sold during the first five (5) NYSE trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2006, the Fund received no redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

NOTE 2.  RELATED PARTY TRANSACTIONS

Transamerica Fund Advisors, Inc. ("TFAI") is the Fund's investment adviser. Transamerica Fund Services, Inc. ("TFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. TFAI, TFS, and AFSG are affiliates of AEGON NV, a Netherlands corporation.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

TA IDEX Protected Principal Stock Guarantee: The Fund's investment adviser, TFAI, guarantees shareholders a Guaranteed Amount five years after the end of the Offering Period. The Guaranteed Amount will be no less than the value of the shareholders' accounts on their Investment Date, less extraordinary charges, provided that shareholders have reinvested all dividends and distributions in additional shares and have redeemed no shares ("Guarantee"). Please see the Prospectus and Statement of Additional Information for further information on the Guarantee.

Investment advisory fee: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

1.30% of the first $100 million of ANA
1.25% of ANA over $100 million

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.90% Expense Limit

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended October 31, 2006. There are no amounts available for recapture at October 31, 2006.

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%
Class B	1.00%
Class C	1.00%
Class M	0.90%

In the case the Fund or a class of shares of the Fund is closed to new investors or investments, the Fund is authorized to pay 12b-1 fees for past sales and distribution efforts and present and past investor services.

Underwriter commissions relate to front-end sales charges imposed for Class A and M shares and contingent deferred sales charges from Classes B, M, and certain A share redemptions. For the year ended October 31, 2006, the underwriter commissions were as follows:

Received by Underwriter	$–
Retained by Underwriter	–
Contingent Deferred Sales Charge	140

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are fees paid to external legal counsel.

Transfer agent fees: The Fund pays TFS an annual per-account charge for each open and closed account. The Fund paid TFS $35 for the year ended October 31, 2006.

Deferred compensation plan: Each eligible independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan maintained by Transamerica IDEX Mutual Funds (the "Plan"). Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds, including the Fund. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of October 31, 2006, to $3.

Transamerica IDEX Mutual Funds

Annual Report 2006

17

TA IDEX Protected Principal Stock

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2006
(all amounts in thousands)

NOTE 2.–(continued)

Retirement plan: Under a retirement plan (the "Emeritus Plan") available to the Disinterested Trustees, each Disinterested Trustee is deemed to have elected to serve as Trustee Emeritus of Transamerica IDEX upon his or her termination of service, other than removal for cause, for a maximum period of five years determined by his or her years of service as a Trustee.

Such amounts shall be accrued by Transamerica IDEX on a pro rata basis allocable to each Transamerica IDEX fund based on the relative assets of the fund. If retainers increase in the future, past accruals (and credits) will be adjusted upward so that 50% of the Trustee's current retainer is accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred become payable to an Emeritus Trustee (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation will be paid on a quarterly basis during the time period that the Trustee Emeritus is allowed to serve as such.

Amounts deferred and accrued under the Deferred Compensation and Emeritus Plans are unfunded and unsecured claims against the general assets of Transamerica IDEX. For the period ended October 31, 2006, the amount related to the Emeritus Plan was $2. As of October 31, 2006, the Fund has not made any payments related to the Emeritus Plan.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2006 were as follows:

Purchases of securities:
Long-Term	$1,762
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	14,657
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, capital loss carryforwards, net operating losses, options and REITS.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Shares of beneficial interest, unlimited shares authorized	$(226)
Undistributed (accumulated) net investment income (loss)	220
Undistributed (accumulated) net realized gain (loss) from investment securities	6

The capital loss carryforward is available to offset future realized capital gains through the period listed:

Capital Loss Carryforward	Available through
$773	October 31, 2011

The capital loss carryforward utilized during the year ended October 31, 2006 was $1,365.

The tax basis components of distributable earnings as of October 31, 2006 are as follows:

Undistributed Ordinary Income	$–
Undistributed Long-term Capital Gain	$–
Capital Loss Carryforward	$(773)
Net Unrealized Appreciation (Depreciation)	$12,274	*

*  Amount includes unrealized appreciation (depreciation) from derivative instruments.

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the

Transamerica IDEX Mutual Funds

Annual Report 2006

18

TA IDEX Protected Principal Stock

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2006
(all amounts in thousands)

NOTE 5.–(continued)

exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

NOTE 6.  RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Manager is evaluating the application of FIN 48 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the financial statements.

In September 2006, FASB issued its new Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted. The Manager is evaluating the application of FAS 157 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Transamerica IDEX Mutual Funds

Annual Report 2006

19

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX Protected Principal Stock:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX Protected Principal Stock (the "Fund") at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

Tampa, Florida
December 27, 2006

Transamerica IDEX Mutual Funds

Annual Report 2006

20

TA IDEX T. Rowe Price Small Cap

MARKET ENVIRONMENT

Small-caps outperformed their large-cap counterparts in the one-year period ended October 31, 2006, despite some swing in investor sentiment. In the last half of 2005, large-caps stocks edged out small caps in a seeming reversal of a long-term trend. However, small-caps re-gained the lead in the first quarter of 2006. During the second and third quarters we subsequently witnessed a sentiment shift away from riskier assets, including small-caps, as slowing economic growth became a concern. In this environment, large-caps held up better with their current valuations. Our broad diversification and conservative investment approach, which limited our gains as stocks rose strongly through the end of April, failed to provide much of a cushion as investors indiscriminately discarded both high and low quality growth stocks in May and June. The portfolio's performance has subsequently been weak due largely to holdings in energy, consumer discretionary, and industrials and business services.

PERFORMANCE

For the year ended October 31, 2006, TA IDEX T. Rowe Price Small Cap, Class A returned 6.65%. By comparison its benchmark, the Russell 2000 Growth Index, returned 17.07%.

STRATEGY REVIEW

Prior to 10/10/06, Portfolio Manager Paul W. Wojcik managed this portfolio.

Stock selection and group weightings both detracted from performance. The portfolio's disappointing relative performance primarily reflects weak stock selection, particularly among information technology ("IT"), industrials and business services, health care, and energy companies. Stock selection in software, computers and peripherals, and communications equipment weighed on results. Our positions in Avid Technology Inc., Blue Coat Systems Inc., and Fair Isaac Corporation were among the largest detractors in the sector. Stock selection drove our underperformance in the industrials and business services sector. UTi Worldwide Inc., which is not in our Russell benchmark, struggled amid declining profit margins and high fuel costs, thus hurting our relative performance. The health care sector also detracted from relative results, largely due to stock selection in health care equipment and supplies and health care providers and services. Aspect Medical Systems, Inc. was among our weakest holdings in the entire portfolio. Underperformance in energy was driven by stock selection, owning stocks that fell substantially such as Patterson-UTI Energy, Inc. (which is not part of the benchmark) and Bill Barrett Corporation.

Sudhir Nanda, Ph.D., CFA

Fund Manager
T. Rowe Price Associates, Inc.

Transamerica IDEX Mutual Funds

Annual Report 2006

1

TA IDEX T. Rowe Price Small Cap

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Average Annual Total Return for Periods Ended 10/31/06

	1 year	5 years	From Inception	Inception Date
Class A (NAV)	6.65%	7.29%	4.26%	3/1/99
Class A (POP)	0.78%	6.09%	3.49%	3/1/99
Russell 2000 Growth[1]	17.07%	9.51%	4.98%	3/1/99
Class B (NAV)	6.34%	6.61%	3.58%	3/1/99
Class B (POP)	3.21%	6.49%	3.58%	3/1/99
Class C (NAV)	6.44%	–	14.26%	11/11/02
Class C (POP)	5.81%	–	14.26%	11/11/02
Class I (NAV)	–	–	4.07%	11/15/05

NOTES

1  The Russell 2000 Growth (Russell 2000 Growth) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2006 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares.

Investing in small cap stocks generally involves greater risks and volatility so an investment in this fund may not be suitable for everyone.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund.

This Fund is closed to new investments.

Transamerica IDEX Mutual Funds

Annual Report 2006

2

TA IDEX T. Rowe Price Small Cap

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2006 and held for the entire period until October 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$933.80	1.35%	$6.58
Hypothetical (b)	1,000.00	1,018.40	1.35	6.87
Class B
Actual	1,000.00	933.10	1.35	6.58
Hypothetical (b)	1,000.00	1,018.40	1.35	6.87
Class C
Actual	1,000.00	934.10	1.35	6.63
Hypothetical (b)	1,000.00	1,018.35	1.35	6.92
Class I
Actual	1,000.00	934.00	1.08	5.26
Hypothetical (b)	1,000.00	1,019.76	1.08	5.50

(a)  Expenses are calculated using the Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At October 31, 2006

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

Transamerica IDEX Mutual Funds

Annual Report 2006

3

TA IDEX T. Rowe Price Small Cap

SCHEDULE OF INVESTMENTS
At October 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (100.5%)
Air Transportation (1.6%)
Republic Airways Holdings, Inc. ‡	7,000	$125
Skywest, Inc.	8,000	213
Amusement & Recreation Services (0.7%)
International Speedway Corp.–Class A	400	21
Station Casinos, Inc. †	700	42
WMS Industries, Inc. ‡†	2,500	88
Apparel & Accessory Stores (1.4%)
Charlotte Russe Holding, Inc. ‡	2,300	64
Christopher & Banks Corp.	2,800	76
Citi Trends, Inc. ‡†	2,200	86
Pacific Sunwear of California, Inc. ‡†	1,150	20
Ross Stores, Inc.	1,700	50
Tween Brands Inc. ‡	300	13
Apparel Products (1.3%)
Gymboree Corp. ‡	3,500	163
Quiksilver, Inc. ‡†	7,700	107
Auto Repair, Services & Parking (0.3%)
Dollar Thrifty Automotive Group ‡	1,800	72
Automotive (0.9%)
LKQ Corp. ‡	1,400	32
Oshkosh Truck Corp.	3,600	163
Automotive Dealers (1.4%)
MarineMax, Inc. ‡†	4,600	131
O'Reilly Automotive, Inc. ‡	5,100	165
Beverages (0.3%)
Boston Beer Co., Inc.–Class A ‡	2,000	73
Business Services (3.0%)
Administaff, Inc.	1,100	38
ChoicePoint, Inc. ‡	2,700	98
Computer Programs & Systems, Inc.	6,000	205
Getty Images, Inc. ‡†	1,300	56
Heartland Payment Systems, Inc. †	500	13
Iron Mountain, Inc. ‡†	425	18
Jupitermedia Corp. ‡†	300	3
MoneyGram International, Inc.	4,100	140
WebSideStory, Inc. ‡†	2,500	33
Wind River Systems ‡	3,000	33
Chemicals & Allied Products (0.0%)
VeraSun Energy Corp. ‡†	500	9
Commercial Banks (2.4%)
Boston Private Financial Holdings, Inc.	2,400	66
CapitalSource, Inc. REIT †	1,134	31
East-West Bancorp, Inc.	3,700	135

	Shares	Value
Commercial Banks (continued)
Investors Financial Services Corp. l	1,200	$47
Pinnacle Financial Partners, Inc. ‡	1,500	50
PrivateBancorp, Inc. †	800	33
SVB Financial Group ‡†	1,000	46
UCBH Holdings, Inc.	6,000	103
Virginia Commerce Bancorp ‡†	750	15
Communication (0.7%)
Global Payments, Inc.	2,260	99
SBA Communications Corp. ‡	1,000	27
Syniverse Holdings, Inc. ‡	1,400	21
Communications Equipment (0.5%)
Inter-Tel, Inc.	2,400	50
Plantronics, Inc.	1,700	36
Polycom, Inc. ‡	806	22
Computer & Data Processing Services (12.0%)
Activision, Inc. ‡†	4,899	76
Actuate Corp. ‡	7,400	39
Agile Software Corp. ‡	5,700	38
Ansys, Inc. ‡	1,600	74
Avocent Corp. ‡	1,200	44
CACI International, Inc.–Class A ‡	2,000	115
CNET Networks, Inc. ‡†	7,900	71
Cognex Corp.	5,200	120
Cybersource Corp. ‡	8,700	89
Digital Insight Corp. ‡	2,900	89
Digital River, Inc. ‡†	1,100	64
Epicor Software Corp. ‡	3,200	45
F5 Networks, Inc. ‡	2,000	132
Factset Research Systems, Inc.	1,650	84
Fair Isaac Corp.	2,305	84
Global Cash Access, Inc. ‡	2,200	35
Hyperion Solutions Corp. ‡	4,300	161
Informatica Corp. ‡	10,800	134
Inforte Corp. ‡	16,200	67
Jack Henry & Associates, Inc.	2,100	46
Kenexa Corp. ‡	5,800	186
MTC Technologies, Inc. ‡	2,800	63
NAVTEQ Corp. ‡†	1,300	43
NCI, Inc.–Class A ‡	7,100	82
Open Solutions, Inc. ‡	1,300	49
Quest Software, Inc. ‡†	3,100	46
Radiant Systems, Inc. ‡	7,850	86
Red Hat, Inc. ‡†	3,000	49
RightNow Technologies, Inc. ‡†	4,600	76
SI International, Inc. ‡	300	10
SRA International, Inc.–Class A ‡†	3,600	115

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

4

TA IDEX T. Rowe Price Small Cap

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
Computer & Data Processing Services (continued)
Taleo Corp.–Class A ‡	4,200	$47
Websense, Inc. ‡	4,200	115
Witness Systems, Inc. ‡	500	9
Computer & Office Equipment (1.3%)
Rackable Systems, Inc. ‡†	1,200	37
ScanSource, Inc. ‡	3,000	94
Scientific Games Corp.–Class A ‡	300	8
Symbol Technologies, Inc.	3,500	52
Zebra Technologies Corp.–Class A ‡†	2,400	89
Construction (0.4%)
Insituform Technologies, Inc.–Class A ‡	1,400	33
MDC Holdings, Inc.	1,164	58
Drug Stores & Proprietary Stores (0.2%)
Drugstore.Com, Inc. ‡	12,300	46
Educational Services (0.9%)
ITT Educational Services, Inc. ‡	2,800	193
Electric, Gas & Sanitary Services (1.1%)
Stericycle, Inc. ‡	1,900	134
Waste Connections, Inc. ‡	2,300	94
Electronic & Other Electric Equipment (0.8%)
Aeroflex, Inc. ‡	10,800	117
Harman International Industries, Inc.	500	51
Electronic Components & Accessories (7.8%)
Advanced Energy Industries, Inc. ‡	8,500	134
ATMI, Inc. ‡†	2,300	73
Ceradyne, Inc. ‡†	4,300	177
Color Kinetics, Inc. ‡†	6,500	128
Cymer, Inc. ‡	3,200	148
Exar Corp. ‡	3,000	39
Integrated Device Technology, Inc. ‡	5,880	93
Intersil Corp.–Class A	4,196	98
Micrel, Inc. ‡	4,000	45
Microchip Technology, Inc.	575	19
Microsemi Corp. ‡	3,000	59
Omnivision Technologies, Inc. ‡†	2,200	36
ON Semiconductor Corp. ‡†	20,000	124
Pericom Semiconductor Corp. ‡	1,200	12
PMC-Sierra, Inc. ‡	3,300	22
Semtech Corp. ‡	6,000	78
Spansion LLC–Class A ‡†	3,300	47
Triquint Semiconductor, Inc. ‡	4,526	20
TTM Technologies, Inc. ‡	10,100	123
Varian Semiconductor Equipment Associates, Inc. ‡	4,350	159
Virage Logic Corp. ‡	5,600	53

	Shares	Value
Fabricated Metal Products (0.1%)
Simpson Manufacturing Co., Inc. †	800	$23
Furniture & Home Furnishings Stores (0.2%)
Williams-Sonoma, Inc.	1,300	44
Health Services (4.2%)
Amedisys, Inc. ‡†	1,000	41
Community Health Systems, Inc. ‡	1,300	42
Coventry Health Care, Inc. ‡	2,450	115
DaVita, Inc. ‡	3,100	172
Edwards Lifesciences Corp. ‡	1,500	64
Gentiva Health Services, Inc. ‡	2,600	48
Human Genome Sciences, Inc. ‡†	2,600	35
LCA-Vision, Inc. †	300	11
LifePoint Hospitals, Inc. ‡	1,600	57
Manor Care, Inc.	1,400	67
Matria Healthcare, Inc. ‡†	2,150	61
Omnicare, Inc. †	1,500	57
Symbion, Inc. ‡	2,900	48
Triad Hospitals, Inc. ‡	1,100	41
United Surgical Partners International, Inc. ‡	2,250	56
Holding & Other Investment Offices (1.0%)
Affiliated Managers Group ‡†	2,000	200
Harris & Harris Group, Inc. ‡†	1,100	15
Hotels & Other Lodging Places (0.3%)
Orient-Express Hotels, Ltd.	1,400	55
Industrial Machinery & Equipment (3.5%)
Actuant Corp.–Class A †	3,200	164
Bucyrus International, Inc.–Class A	300	13
Entegris, Inc. ‡	5,500	62
FMC Technologies, Inc. ‡	2,200	133
Hydril ‡	1,000	60
Intermec, Inc. ‡	1,000	23
Kaydon Corp.	1,900	79
Kennametal, Inc.	700	43
Manitowoc Co.	1,100	60
Oil States International, Inc. ‡	4,100	119
Instruments & Related Products (3.9%)
Anaren, Inc. ‡	1,000	20
Cohu, Inc.	2,700	53
Dionex Corp. ‡	350	19
DRS Technologies, Inc.	1,108	49
FLIR Systems, Inc. ‡†	4,700	150
Fossil, Inc. ‡	1,830	40
II-VI, Inc. ‡	2,800	69
Input/Output, Inc. ‡†	3,500	39
Itron, Inc. ‡†	2,100	114

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

5

TA IDEX T. Rowe Price Small Cap

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
Instruments & Related Products (continued)
Mine Safety Appliances Co.	2,400	$91
Sonic Solutions, Inc. ‡†	2,900	47
Teledyne Technologies, Inc. ‡	1,500	63
United Industrial Corp./New York †	900	41
Varian, Inc. ‡	1,000	47
Insurance (0.7%)
Healthspring, Inc. ‡	500	10
Max Reinsurance Capital, Ltd.	1,900	44
Stancorp Financial Group, Inc.	2,100	96
Insurance Agents, Brokers & Service (0.2%)
Brown & Brown, Inc.	1,700	50
Leather & Leather Products (0.1%)
Timberland Co.–Class A ‡	900	26
Lumber & Other Building Materials (0.3%)
Beacon Roofing Supply, Inc. ‡†	2,250	45
Drew Industries, Inc. ‡	400	11
Management Services (2.5%)
Corporate Executive Board Co.	3,100	278
Digitas, Inc. ‡	3,500	37
Navigant Consulting, Inc. ‡†	3,700	66
Resources Connection, Inc. ‡	5,100	148
Manufacturing Industries (0.5%)
Shuffle Master, Inc. ‡†	3,700	104
Medical Instruments & Supplies (6.0%)
American Medical Systems Holdings, Inc. ‡	2,800	50
Armor Holdings, Inc. ‡	2,100	108
Arthocare Corp. ‡†	700	28
Aspect Medical Systems, Inc. ‡†	4,600	82
Cyberoptics Corp. ‡	14,900	189
DENTSPLY International, Inc.	1,900	59
Hologic, Inc. ‡†	2,400	116
ICU Medical, Inc. ‡	1,500	63
Integra LifeSciences Holdings Corp. ‡†	700	26
Kyphon, Inc. ‡	3,400	134
Mentor Corp. †	800	37
Orbotech, Ltd. ‡	2,200	53
Respironics, Inc. ‡	4,600	163
SonoSite, Inc. ‡	400	11
Steris Corp.	1,300	32
Techne Corp. ‡	1,500	84
Thoratec Corp. ‡	2,600	41
Ventana Medical Systems ‡	600	24
Mining (0.3%)
Florida Rock Industries, Inc.	300	13
Foundation Coal Holdings, Inc.	1,400	51

	Shares	Value
Motion Pictures (1.1%)
Avid Technology, Inc. ‡†	4,477	$162
Macrovision Corp. ‡	2,800	75
Oil & Gas Extraction (7.2%)
Acergy SA, Sponsored ADR ‡	1,400	25
Atwood Oceanics, Inc. ‡	800	37
Bill Barrett Corp. ‡†	1,800	51
Bois d'Arc Energy, Inc. ‡	3,800	61
Bronco Drilling Co., Inc. ‡	1,900	32
Cabot Oil & Gas Corp.	2,000	106
Comstock Resources, Inc. ‡	4,000	112
Denbury Resources, Inc. ‡	3,600	104
Forest Oil Corp. ‡	1,900	62
Global Industries, Ltd. ‡	4,100	68
Grey Wolf, Inc. ‡†	8,100	57
Helix Energy Solutions Group, Inc. ‡	3,200	103
Helmerich & Payne, Inc.	3,100	74
Mariner Energy, Inc. ‡	3,160	63
Petrohawk Energy Corp. ‡	3,795	43
Pioneer Drilling Co. ‡	2,700	35
Quest Resource Corp. ‡	700	7
RAM Energy Resources, Inc. ‡†	1,400	7
Range Resources Corp.	4,100	111
SEACOR Holdings, Inc. ‡	500	45
Stone Energy Corp. ‡	1,200	47
Tetra Technologies, Inc. ‡	3,800	98
Todco–Class A ‡	1,900	65
Unit Corp. ‡	1,700	79
W-H Energy Services, Inc. ‡	1,400	66
Personal Services (0.6%)
Jackson Hewitt Tax Service, Inc.	3,700	128
Pharmaceuticals (7.9%)
Adolor Corp. ‡	900	12
Alexion Pharmaceuticals, Inc. ‡	600	22
Alkermes, Inc. ‡	2,700	45
AtheroGenics, Inc. ‡†	800	10
BioMarin Pharmaceuticals, Inc. ‡†	4,000	64
Cephalon, Inc. ‡†	524	37
Charles River Laboratories International, Inc. ‡	600	26
Digene Corp. ‡†	3,700	172
Henry Schein, Inc. ‡†	700	35
Idexx Laboratories, Inc. ‡	800	67
Immucor, Inc. ‡	3,400	94
Invitrogen Corp. ‡†	1,500	87
Martek Biosciences Corp. ‡†	800	19
Medarex, Inc. ‡	1,700	22
Medicines Co. ‡	5,600	145

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

6

TA IDEX T. Rowe Price Small Cap

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
Pharmaceuticals (continued)
Medicis Pharmaceutical Corp.–Class A †	3,800	$133
Meridian Bioscience, Inc.	3,000	69
Myogen, Inc. ‡	1,500	78
Myriad Genetics, Inc. ‡	800	22
Neurocrine Biosciences, Inc. ‡	800	9
Noven Pharmaceuticals, Inc. ‡	5,300	118
Onyx Pharmaceuticals, Inc. ‡†	2,000	38
Panacos Pharmaceuticals, Inc. ‡	11,600	80
PDL BioPharma, Inc. ‡†	4,800	101
Salix Pharmaceuticals, Ltd. ‡	3,169	42
Theravance, Inc. ‡	1,100	35
United Therapeutics Corp. ‡†	400	24
Valeant Pharmaceuticals International †	2,900	54
Vertex Pharmaceuticals, Inc. ‡†	1,094	44
Primary Metal Industries (0.8%)
Lone Star Technologies, Inc. ‡	700	34
NS Group, Inc. ‡	600	39
Steel Dynamics, Inc.	1,600	96
Radio & Television Broadcasting (0.1%)
Gray Television, Inc.	3,400	22
Triple Crown Media, Inc. ‡	340	2
Radio, Television & Computer Stores (0.2%)
GameStop Corp.–Class A ‡	800	41
Research & Testing Services (3.3%)
Advisory Board Co. (The) ‡	4,900	271
Core Laboratories NV ‡	900	66
DeCODE Genetics, Inc. ‡†	3,900	21
Exelixis, Inc. ‡	3,300	32
Gen-Probe, Inc. ‡	2,200	105
iRobot Corp. ‡†	2,500	51
Pharmaceutical Product Development, Inc.	3,700	117
Senomyx, Inc. ‡†	3,300	51
Residential Building Construction (0.1%)
Toll Brothers, Inc. ‡†	1,100	32
Restaurants (1.9%)
BJ's Restaurants, Inc. ‡†	3,800	82
CEC Entertainment, Inc. ‡	850	29
Cheesecake Factory (The) ‡†	1,900	54
PF Chang's China Bistro, Inc. ‡†	1,400	59
Rare Hospitality International, Inc. ‡	3,600	113
Sonic Corp. ‡	3,662	83
Retail Trade (3.4%)
AC Moore Arts & Crafts, Inc. ‡†	7,000	154
Coldwater Creek, Inc. ‡	6,100	186
Fred's, Inc. †	1,150	15

	Shares	Value
Retail Trade (continued)
Hibbett Sporting Goods, Inc. ‡	4,650	$136
Nutri/System, Inc. ‡†	1,200	74
Zumiez, Inc. ‡†	4,900	161
Rubber & Misc. Plastic Products (0.1%)
Trex Co., Inc. ‡†	1,000	26
Security & Commodity Brokers (2.6%)
Eaton Vance Corp.	1,800	56
Greenhill & Co., Inc. †	1,900	129
IntercontinentalExchange, Inc. ‡	1,400	118
International Securities Exchange Holdings, Inc.	1,000	51
Nasdaq Stock Market Inc/The ‡	800	29
optionsXpress Holdings, Inc.	1,800	56
Raymond James Financial, Inc.	3,700	118
Social Services (0.5%)
Bright Horizons Family Solutions, Inc. ‡	2,900	111
Stone, Clay & Glass Products (0.5%)
Gentex Corp. †	6,200	99
Telecommunications (1.3%)
Adtran, Inc.	2,700	63
Cbeyond Communications, Inc. ‡†	600	18
Leap Wireless International, Inc. ‡	1,400	78
NeuStar, Inc.–Class A ‡	1,100	32
NII Holdings, Inc. ‡	1,000	65
NTELOS Holdings Corp. ‡	800	11
Wireless Facilities, Inc. ‡	7,200	18
Transportation & Public Utilities (0.9%)
UTI Worldwide, Inc.	7,400	191
Transportation Equipment (0.4%)
Thor Industries, Inc. †	2,200	96
Trucking & Warehousing (1.6%)
Forward Air Corp.	2,650	86
Old Dominion Freight Line, Inc. ‡	5,500	152
US Xpress Enterprises, Inc.–Class A ‡	4,200	83
Werner Enterprises, Inc.	1,500	28
Wholesale Trade Durable Goods (1.5%)
Cytyc Corp. ‡	3,600	95
Interline Brands, Inc. ‡	700	17
Pool Corp. †	2,430	100
Reliance Steel & Aluminum Co.	600	21
Symyx Technologies, Inc. ‡	3,600	88
Wholesale Trade Nondurable Goods (1.7%)
SunOpta, Inc. ‡†	10,700	105
Tractor Supply Co. ‡†	2,100	102
United Natural Foods, Inc. ‡†	4,700	164
Total Common Stocks (cost: $18,561)		21,695

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

7

TA IDEX T. Rowe Price Small Cap

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
SECURITY LENDING COLLATERAL (28.3%)
Debt (27.3%)
Bank Notes (0.9%)
Bank of America 5.30%, due 11/20/2006 *	$192	$192
Commercial Paper (8.1%)
Barton Capital LLC–144A 5.27%, due 11/02/2006	77	77
CAFCO Funding LLC–144A 5.29%, due 11/17/2006	113	113
CIESCO LLC–144A 5.29%, due 11/16/2006	77	77
Clipper Receivables Corp. 5.28%, due 11/15/2006	38	38
Commonwealth Bank of Australia 5.29%, due 11/30/2006	77	77
Compass Securitization–144A 5.31%, due 12/15/2006	77	77
CRC Funding LLC–144A 5.31%, due 12/19/2006	74	74
Fairway Finance Corp.–144A 5.28%, due 11/17/2006 5.29%, due 11/22/2006	115 75	115 75
Falcon Asset Securitization Corp.–144A 5.29%, due 11/14/2006	38	38
General Electric Capital Corp. 5.29%, due 11/03/2006	154	154
Govco, Inc.–144A 5.28%, due 11/10/2006	38	38
Greyhawk Funding–144A 5.30%, due 11/27/2006	77	77
Jupiter Securitization Corp.–144A 5.28%, due 11/06/2006	77	77
Lexington Parker Capital Corp.–144A 5.29%, due 11/09/2006	77	77
Old Line Funding LLC–144A 5.28%, due 11/15/2006	77	77
Ranger Funding Co. LLC–144A 5.29%, due 11/16/2006	38	38
Sheffield Receivables Corp.–144A 5.28%, due 11/08/2006 5.30%, due 11/28/2006	38 77	38 77
Three Pillars Funding LLC–144A 5.29%, due 11/20/2006	77	77
Variable Funding Capital Co. LLC–144A 5.27%, due 11/08/2006 5.29%, due 11/28/2006	154 37	154 37

	Principal	Value
Commercial Paper (continued)
Yorktown Capital LLC 5.30%, due 12/14/2006	$77	$77
Euro Dollar Overnight (1.2%)
Fortis Bank 5.26%, due 11/07/2006	154	154
Societe Generale 5.28%, due 11/01/2006	77	77
Svenska Handlesbanken 5.30%, due 11/01/2006	40	40
Euro Dollar Terms (9.1%)
Abbey National PLC 5.28%, due 12/01/2006	154	154
BancoBilbao Vizcaya Argentaria SA 5.31%, due 01/03/2007	77	77
Bank of Montreal 5.28%, due 12/04/2006	77	77
Bank of Nova Scotia 5.27%, due 11/13/2006	154	154
Barclays 5.31%, due 11/21/2006 5.30%, due 01/03/2007	192 154	192 154
BNP Paribas 5.28%, due 12/12/2006 5.28%, due 12/15/2006	115 154	115 154
Canadian Imperial Bank of Commerce 5.28%, due 11/29/2006	192	192
Credit Suisse First Boston Corp. 5.29%, due 12/22/2006	231	231
Fortis Bank 5.26%, due 11/09/2006 5.30%, due 11/20/2006	77 77	77 77
HBOS Halifax Bank of Scotland 5.30%, due 01/08/2007	77	77
Royal Bank of Canada 5.30%, due 11/17/2006	77	77
Toronto Dominion Bank 5.30%, due 12/11/2006	77	77
UBS AG 5.30%, due 01/04/2007	77	77
Repurchase Agreements (8.0%) ††
Credit Suisse First Boston Corp. 5.35%, dated 10/31/2006 to be repurchased at $228 on 11/01/2006	228	228
Goldman Sachs Group, Inc. (The) 5.35%, dated 10/31/2006 to be repurchased at $385 on 11/01/2006	385	385

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

8

TA IDEX T. Rowe Price Small Cap

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
Repurchase Agreements (continued)
Merrill Lynch & Co. 5.30%, dated 10/31/2006 to be repurchased at $846 on 11/01/2006	$846	$846
Morgan Stanley Dean Witter & Co. 5.30%, dated 10/31/2006 to be repurchased at $269 on 11/01/2006	269	269

	Shares	Value
Investment Companies (1.0%)
Barclays Global Investor Institutional Money Market Fund 1-day yield of 5.24%	153,876	$154
Merrimac Cash Fund, Premium Class 1-day yield of 5.09% @	56,817	57
Total Security Lending Collateral (cost: $6,123)		6,123
Total Investment Securities (cost: $24,684) #		$27,818

NOTES TO SCHEDULE OF INVESTMENTS:

‡  Non-income producing.

†  At October 31, 2006, all or a portion of this security is on loan (see Note 1). The value at October 31, 2006, of all securities on loan is $5,871.

*  Floating or variable rate note. Rate is listed as of October 31, 2006.

††  Cash collateral for the Repurchase Agreements, valued at $1,788, that serve as collateral for securities lending, are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.25% and 11/06/2006–3/15/2046, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

l  Investors Bank and Trust Co., a wholly-owned subsidiary of Investors Financial Services Corp., serves as the accounting, custody and lending agent for the Fund and provides various administrative services on behalf of the Funds.

#  Aggregate cost for federal income tax purposes is $24,775. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $3,992 and $949, respectively. Net unrealized appreciation for tax purposes is $3,043.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2006, these securities aggregated $1,413 or 6.5% of the net assets of the Fund.

ADR  American Depositary Receipt

REIT  Real Estate Investment Trust

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

9

TA IDEX T. Rowe Price Small Cap

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2006
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $24,684) (including securities loaned of $5,871)	$27,818
Cash	52
Receivables:
Investment securities sold	107
Interest	1
Income from loaned securities	1
Dividends	1
Other	4
27,984
Liabilities:
Investment securities purchased	68
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	150
Management and advisory fees	12
Transfer agent fees	8
Payable for collateral for securities on loan	6,123
Other	26
6,387
Net Assets	$21,597
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$10,570
Undistributed (accumulated) net investment income (loss)	–
Undistributed (accumulated) net realized gain (loss) from investment securities	7,893
Net unrealized appreciation (depreciation) on investment securities	3,134
Net Assets	$21,597
Net Assets by Class:
Class A	$7,287
Class B	7,609
Class C	2,301
Class I	4,400
Shares Outstanding:
Class A	891
Class B	1,010
Class C	307
Class I	536
Net Asset Value Per Share:
Class A	$8.18
Class B	7.53
Class C	7.51
Class I	8.21
Maximum Offering Price Per Share (a):
Class A	$8.66

(a)  Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B, C and I shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 2006 (b)
(all amounts in thousands)

Investment Income:
Dividends	$85
Interest	9
Income from loaned securities–net	18
112
Expenses:
Management and advisory fees	218
Distribution and service fees:
Class A	16
Class B	37
Class C	14
Transfer agent fees:
Class A	41
Class B	47
Class C	14
Class I	– (c)
Printing and shareholder reports	20
Custody fees	25
Administration fees	6
Legal fees	2
Audit fees	19
Trustees fees	3
Registration fees	8
Other	3
Total expenses	473
Less:
Reimbursement of class expenses:
Class A	(8)
Class B	(17)
Class C	(4)
Total reimbursed expenses	(29)
Net expenses	444
Net Investment Income (Loss)	(332)
Net Realized and Unrealized Gain (Loss)
Realized gain (loss) from investment securities	8,461
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	(4,648)
Net Realized and Unrealized Gain (Loss) on Investment Securities	3,813
Net Increase (Decrease) in Net Assets Resulting from Operations	$3,481

(b)  Class I was offered for investment on November 15, 2005.

(c)  Rounds to less than $1.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

10

TA IDEX T. Rowe Price Small Cap

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	October 31, 2006 (a)	October 31, 2005
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$(332)	$(740)
Net realized gain (loss) from investment securities	8,461	17,086
Change in unrealized appreciation (depreciation) on investment securities	(4,648)	(2,325)
	3,481	14,021
Distributions to Shareholders:
From net realized gains:
Class A	(4,216)	–
Class B	(4,768)	–
Class C	(1,959)	–
Class I	(5,025)	–
	(15,968)	–
Capital Share Transactions:
Proceeds from shares sold:
Class A	579	2,848
Class B	294	1,312
Class C	117	977
Class I	28,376	–
	29,366	5,137
Dividends and distributions reinvested:
Class A	4,149	–
Class B	4,493	–
Class C	1,638	–
Class I	5,025	–
	15,305	–
Cost of shares redeemed:
Class A	(32,752)	(106,299)
Class B	(4,450)	(3,417)
Class C	(2,630)	(1,843)
Class I	(24,900)	–
	(64,732)	(111,559)
Redemption fees:
Class A	– (b)	– (b)
Class B	– (b)	–
Class C	– (b)	– (b)
	–	–
Automatic conversions:
Class A	42	31
Class B	(42)	(31)
	–	–
	(20,061)	(106,422)
Net increase (decrease) in net assets	(32,548)	(92,401)
Net Assets:
Beginning of year	54,145	146,546
End of year	$21,597	$54,145
Undistributed (Accumulated) Net Investment Income (Loss)	$–	$–

	October 31, 2006 (a)	October 31, 2005
Share Activity:
Shares issued:
Class A	60	236
Class B	33	115
Class C	14	86
Class I	2,188	–
	2,295	437
Shares issued–reinvested from distributions:
Class A	508	–
Class B	598	–
Class C	218	–
Class I	616	–
	1,940	–
Shares redeemed:
Class A	(2,696)	(9,203)
Class B	(558)	(298)
Class C	(326)	(161)
Class I	(2,268)	–
	(5,848)	(9,662)
Automatic conversions:
Class A	5	3
Class B	(5)	(3)
	–	–
Net increase (decrease) in shares outstanding:
Class A	(2,123)	(8,964)
Class B	68	(186)
Class C	(94)	(75)
Class I	536	–
	(1,613)	(9,225)

(a)  Class I was offered for investment on November 15, 2005.

(b)  Rounds to less than $1.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

11

TA IDEX T. Rowe Price Small Cap

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2006	$12.61	$(0.10)	$0.93	$0.83	$–	$(5.26)	$(5.26)	$8.18
	10/31/2005	10.84	(0.11)	1.88	1.77	–	–	–	12.61
	10/31/2004	10.61	(0.12)	0.35	0.23	–	–	–	10.84
	10/31/2003	7.83	(0.15)	2.93	2.78	–	–	–	10.61
	10/31/2002	9.46	(0.16)	(1.47)	(1.63)	–	–	–	7.83
Class B	10/31/2006	12.03	(0.11)	0.87	0.76	–	(5.26)	(5.26)	7.53
	10/31/2005	10.44	(0.22)	1.81	1.59	–	–	–	12.03
	10/31/2004	10.28	(0.18)	0.34	0.16	–	–	–	10.44
	10/31/2003	7.63	(0.19)	2.84	2.65	–	–	–	10.28
	10/31/2002	9.29	(0.22)	(1.44)	(1.66)	–	–	–	7.63
Class C	10/31/2006	12.00	(0.12)	0.89	0.77	–	(5.26)	(5.26)	7.51
	10/31/2005	10.42	(0.22)	1.80	1.58	–	–	–	12.00
	10/31/2004	10.28	(0.22)	0.36	0.14	–	–	–	10.42
	10/31/2003	7.52	(0.20)	2.96	2.76	–	–	–	10.28
Class I	10/31/2006	12.97	(0.06)	0.56	0.50	–	(5.26)	(5.26)	8.21

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)		Net Investment Income (Loss) to Average		Portfolio Turnover
	Ended (g)	Return (c)	(000's)	Net (e)	Total (f)	Net Assets (a)		Rate (b)
Class A	10/31/2006	6.65%	$7,287	1.51%	1.59%	(1.10	)%(h)	29%
	10/31/2005	16.33	38,007	1.42	1.42	(0.95	)(h)	22
	10/31/2004	2.17	129,809	1.36	1.36	(1.08)		29
	10/31/2003	35.50	95,018	1.75	1.93	(1.55)		25
	10/31/2002	(17.22)	6,487	1.74	2.67	(1.52)		55
Class B	10/31/2006	6.34	7,609	1.74	1.91	(1.37	)(h)	29
	10/31/2005	15.22	11,328	2.36	2.50	(1.92)		22
	10/31/2004	1.56	11,776	1.94	1.94	(1.67)		29
	10/31/2003	34.73	12,227	2.40	2.58	(2.20)		25
	10/31/2002	(17.85)	8,860	2.39	3.32	(2.17)		55
Class C	10/31/2006	6.44	2,301	1.78	1.90	(1.41	)(h)	29
	10/31/2005	15.21	4,810	2.36	2.51	(1.91	)(h)	22
	10/31/2004	1.32	4,961	2.40	2.40	(2.13)		29
	10/31/2003	36.70	628	2.40	2.58	(2.20)		25
Class I	10/31/2006	4.07	4,400	1.01	1.01	(0.66)		29

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.

(d)  Per share information is calculated based on average number of shares outstanding.

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  The inception dates for the Fund's offering of share classes were as follows:

Class C was November 11, 2002.
Class I was November 15, 2005.

(h)  Ratios of Net Investment Income (Loss) to Average Net Assets are inclusive of Redemption Fees, if any. The impact of Redemption Fees is less than 0.01% for Class A, Class B and Class C, respectively.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

12

TA IDEX T. Rowe Price Small Cap

NOTES TO FINANCIAL STATEMENTS
At October 31, 2006
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

In the normal course of business, TA IDEX T. Rowe Price Small Cap (the "Fund") enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently has four classes of shares, Class A, Class B, Class C and Class I, each with different expense levels. Classes A, B, and C are closed to new investors. Class I commenced operations on November 15, 2005. Class I is only available for investment to certain affiliated asset allocation funds. Prior to 11/15, certain affiliated asset allocation funds invested in Class A. Class B shares will convert to Class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2006 was paying an interest rate of 3.65%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which Transamerica IDEX Mutual Funds has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within Transamerica IDEX Mutual Funds, or by any other party.

Recaptured commissions during the year ended October 31, 2006 of $1 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $7, earned by IBT for its services.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated

Transamerica IDEX Mutual Funds

Annual Report 2006

13

TA IDEX T. Rowe Price Small Cap

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2006
(all amounts in thousands)

NOTE 1.–(continued)

on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Redemption fees: A short-term trading redemption fee may be assessed on any Fund shares in a fund account that are sold during the first five (5) NYSE trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2006, the Fund received less than $1 in redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

NOTE 2.  RELATED PARTY TRANSACTIONS

Transamerica Fund Advisors, Inc. ("TFAI") is the Fund's investment adviser. Transamerica Fund Services, Inc. ("TFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. TFAI, TFS, and AFSG are affiliates of AEGON NV, a Netherlands corporation.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at October 31, 2006:

	Net Assets	% of Net Assets
TA IDEX Asset Allocation– Conservative Portfolio	$2,242	10.38%
TA IDEX Asset Allocation– Moderate Portfolio	2,158	9.99%
Total	$4,400	20.37%

Investment advisory fees: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.75% of the first $500 million of ANA
0.70% of ANA over $500 million

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.35% Expense Limit

The sub-adviser, T. Rowe Price Associates, Inc., has agreed to a pricing discount based on the aggregate assets that it manages in the Transamerica IDEX Mutual Funds. The amount of the discount received by the Fund at October 31, 2006 was $2.

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%
Class B	1.00%
Class C	1.00%
Class I	N/A

From February 28, 2006 through March 1, 2007, the Fund will not pay 12b-1 fees under these plans.

Underwriter commissions relate to front-end sales charges imposed for Class A shares and contingent deferred sales charges from Classes B, C, and certain A share redemptions. For the year ended October 31, 2006, the underwriter commissions were as follows:

Received by Underwriter	$7
Retained by Underwriter	1
Contingent Deferred Sales Charge	2

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are fees paid to external legal counsel.

Transfer agent fees: The Fund pays TFS an annual per-account charge for each open and closed account. The Fund paid TFS $99 for the year ended October 31, 2006.

Deferred compensation plan: Each eligible independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan maintained by Transamerica IDEX Mutual Funds (the "Plan"). Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds, including the Fund. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of October 31, 2006, to $4.

Transamerica IDEX Mutual Funds

Annual Report 2006

14

TA IDEX T. Rowe Price Small Cap

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2006
(all amounts in thousands)

NOTE 2.–(continued)

Retirement plan: Under a retirement plan (the "Emeritus Plan") available to the Disinterested Trustees, each Disinterested Trustee is deemed to have elected to serve as Trustee Emeritus of Transamerica IDEX upon his or her termination of service, other than removal for cause, for a maximum period of five years determined by his or her years of service as a Trustee.

Such amounts shall be accrued by Transamerica IDEX on a pro rata basis allocable to each Transamerica IDEX fund based on the relative assets of the fund. If retainers increase in the future, past accruals (and credits) will be adjusted upward so that 50% of the Trustee's current retainer is accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred become payable to an Emeritus Trustee (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation will be paid on a quarterly basis during the time period that the Trustee Emeritus is allowed to serve as such.

Amounts deferred and accrued under the Deferred Compensation and Emeritus Plans are unfunded and unsecured claims against the general assets of Transamerica IDEX. For the period ended October 31, 2006, the amount related to the Emeritus Plan was $2. As of October 31, 2006, the Fund has not made any payments related to the Emeritus Plan.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2006 were as follows:

Purchases of securities:
Long-Term	$8,646
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	44,179
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales and net operating losses.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Shares of beneficial interest, unlimited shares authorized	$1
Undistributed (accumulated) net investment income (loss)	332
Undistributed (accumulated) net realized gain (loss) from investment securities	(333)

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2005 and 2006 was as follows:

2005 Distributions paid from:
Ordinary Income	$–
Long-term Capital Gain	–
2006 Distributions paid from:
Ordinary Income	–
Long-term Capital Gain	15,968

The tax basis components of distributable earnings as of October 31, 2006 are as follows:

Undistributed Ordinary Income	$441
Undistributed Long-term Capital Gain	$7,543
Capital Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$3,043

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be

Transamerica IDEX Mutual Funds

Annual Report 2006

15

TA IDEX T. Rowe Price Small Cap

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2006
(all amounts in thousands)

NOTE 5.–(continued)

determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

NOTE 6.  RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Manager is evaluating the application of FIN 48 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the financial statements.

In September 2006, FASB issued its new Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted. The Manager is evaluating the application of FAS 157 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, the Fund's financial statements.

NOTE 7.  SUBSEQUENT EVENT

The Board of Trustees of Transamerica IDEX Mutual Funds has approved a proposal to liquidate and dissolve TA IDEX T. Rowe Price Small Cap effective on or about February 28, 2007.

The Fund is currently closed to new investments (other than reinvestment of dividends and distributions).

Transamerica IDEX Mutual Funds

Annual Report 2006

16

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX T. Rowe Price Small Cap:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX T. Rowe Price Small Cap (the "Fund") at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

Tampa, Florida
December 27, 2006

Transamerica IDEX Mutual Funds

Annual Report 2006

17

TA IDEX T. Rowe Price Small Cap

SUPPLEMENTAL INFORMATION (unaudited)
TAX INFORMATION

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $15,968 for the year ended October 31, 2006.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2006. Complete information will be computed and reported in conjunction with your 2006 Form 1099-DIV.

Transamerica IDEX Mutual Funds

Annual Report 2006

18

TA IDEX T. Rowe Price Tax-Efficient Growth

MARKET ENVIRONMENT

The market environment in the one-year period was variable for growth stocks. The fourth quarter of 2005 witnessed positive performances from technology, health care, and capital markets stocks, helping growth outperform value. Yet the first nine months of 2006 was particularly challenging for growth stocks. Investors became more risk averse, particularly in the second quarter, which benefited cyclical and commodity-related sectors (energy, materials, and industrials and business services) over traditional growth sectors such as information technology ("IT") and health care.

Ultimately, growth lagged value in the large-cap universe for the one-year period. In addition, large-caps outpaced small-caps in the second and third quarters of 2006, but remain well behind in the six-month and one-year periods.

However, we believe that large-cap growth stock valuations are at attractive levels, with large-caps inexpensive relative to small-caps, and large-cap growth stocks inexpensive relative to large-cap value. We believe large-cap growth stocks, technology in particular, offer appealing return potential. Technology has lagged other cyclical areas of the market, yet in our view offers more attractive long-term growth.

PERFORMANCE

For the year ended October 31, 2006, TA IDEX T. Rowe Price Tax-Efficient Growth, Class A returned 7.28%. By comparison its benchmark, the Russell 1000 Growth Index, returned 10.84%.

STRATEGY REVIEW

For the one-year period ended October 31, 2006, the portfolio trailed its benchmark because of weak stock selection and our sector allocations. In the IT sector, stock selection, particularly in Internet software and services, computers and peripherals, and semiconductors and semiconductor equipment detracted from relative performance. Within computers and peripherals, our position in Dell Inc. and lack of exposure to Hewlett-Packard Company and Apple Computer Inc. throughout the period negatively impacted relative results. Performance in the semiconductors and semiconductor equipment segment detracted from relative results as well. Maxim Integrated Products, Intel Corporation, and Analog Devices Inc. despite having high-quality business models, reasonable valuations, and excellent long-term prospects, had poor short-term performance compared with less differentiated semiconductor companies with less-than-optimal long-term prospects. An overweight position in Yahoo! Inc. and lack of exposure to Google Inc. hampered relative performance in the Internet software and services industry. In the health care sector, stock selection in health care providers and services hindered performance relative to the benchmark. Our position in UnitedHealth Group Incorporated declined on concerns about cost pressures relating to Medicare and slowing enrollment growth. The company was also embroiled in allegations of backdating executives' stock options. Our modest underweight allocation to pharmaceuticals also had a negative impact on relative results in the sector. Within the consumer discretionary sector, stock selection in specialty and multiline retail and an overweight allocation to Internet and catalog retail hindered performance. Our position in eBay Inc. was a notable detractor in the sector.

We emphasize high-quality growth companies that we believe will outperform lower-quality and more cyclical businesses over the course of a full economic cycle. We use intensive research and a steady, disciplined investment approach to identify good long-term growth opportunities that we can own for an extended period in order to keep portfolio turnover low and taxable capital gains minimal. In the early stages of a cycle, stocks of economically-sensitive and lower-quality companies usually outperform because the economy and corporate earnings are growing rapidly, interest rates are low, and investors are willing to embrace riskier investments for higher returns. Given our emphasis on quality and growth and our avoidance of market timing and chasing short-term performance, we are likely to trail equity portfolios that emphasize cyclical and lower-quality investments when these investments are leading the market.

Donald J. Peters

Fund Manager
T. Rowe Price Associates, Inc.

Transamerica IDEX Mutual Funds

Annual Report 2006

1

TA IDEX T. Rowe Price Tax-Efficient Growth

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Average Annual Total Return for Periods Ended 10/31/06

	1 year	5 years	From Inception	Inception Date
Class A (NAV)	7.28%	3.10%	1.57%	3/1/99
Class A (POP)	1.38%	1.94%	0.82%	3/1/99
Return after taxes on distributions[2]	1.37%	1.94%	0.75%	3/1/99
Return after taxes on distributions and sale of fund shares[2]	0.90%	1.66%	0.66%	3/1/99
Russell 1000 Growth[1]	10.84%	4.07%	(1.25)%	3/1/99
Class B (NAV)	7.00%	2.51%	0.96%	3/1/99
Class B (POP)	2.00%	2.33%	0.96%	3/1/99
Class C (NAV)	7.00%	–	7.98%	11/11/02
Class C (POP)	6.00%	–	7.98%	11/11/02

NOTES

1  The Russell 1000 Growth (Russell 1000 Growth) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2006 – 1-800-596-5323 – http://www.funds-sp.com.

2  The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Funds managed for tax efficiency may not be suitable for IRAs and other nontaxable accounts, as the pre-tax returns may be lower than a similar fund that is not managed with tax considerations. In addition, while tax managed funds have the ability to distribute capital gains, investors may still incur a taxable gain upon liquidating their account.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund.

This Fund is closed to new investments.

Transamerica IDEX Mutual Funds

Annual Report 2006

2

TA IDEX T. Rowe Price Tax-Efficient Growth

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2006 and held for the entire period until October 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$1,017.40	1.35%	$6.86
Hypothetical (b)	1,000.00	1,018.40	1.35	6.87
Class B
Actual	1,000.00	1,017.10	1.35	6.86
Hypothetical (b)	1,000.00	1,018.40	1.35	6.87
Class C
Actual	1,000.00	1,017.10	1.35	6.86
Hypothetical (b)	1,000.00	1,018.40	1.35	6.87

(a)  Expenses are calculated using the Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At October 31, 2006

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

Transamerica IDEX Mutual Funds

Annual Report 2006

3

TA IDEX T. Rowe Price Tax-Efficient Growth

SCHEDULE OF INVESTMENTS
At October 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (99.4%)
Aerospace (1.2%)
Boeing Co. (The) †	1,800	$144
Amusement & Recreation Services (0.8%)
Disney (Walt) Co. (The)	1,900	60
Station Casinos, Inc. †	600	36
Apparel Products (0.4%)
Cintas Corp.	1,100	46
Automotive (0.7%)
Harley-Davidson, Inc.	1,200	82
Beverages (2.9%)
Anheuser-Busch Cos., Inc.	900	43
Coca-Cola Co. (The) †	3,100	145
PepsiCo, Inc.	2,670	169
Business Services (8.8%)
ChoicePoint, Inc. ‡	1,400	51
Clear Channel Communications, Inc.	1,800	63
eBay, Inc. †‡	6,900	222
First Data Corp.	1,700	41
Getty Images, Inc. ‡	800	35
Iron Mountain, Inc. †‡	700	30
Monster Worldwide, Inc. ‡	1,700	69
Moody's Corp.	2,100	139
Omnicom Group, Inc. †	1,600	162
Ritchie Bros. Auctioneers, Inc.	700	38
Robert Half International, Inc.	2,200	80
WPP Group PLC, Sponsored ADR	2,500	160
Chemicals & Allied Products (4.9%)
Avon Products, Inc.	2,300	70
Colgate-Palmolive Co. †	1,800	115
Ecolab, Inc.	1,000	45
Monsanto Co.	2,000	88
Procter & Gamble Co.	3,787	240
Valspar Corp.	1,800	48
Commercial Banks (5.9%)
Bank of New York Co., Inc. (The)	1,600	55
Citigroup, Inc.	3,059	153
Mellon Financial Corp.	1,500	58
Northern Trust Corp.	2,900	170
State Street Corp. †	3,200	206
Wells Fargo & Co.	2,600	94
Communications Equipment (1.3%)
Nokia Corp., ADR	3,400	68
Rockwell Collins, Inc.	1,500	87

	Shares	Value
Computer & Data Processing Services (8.2%)
Adobe Systems, Inc. †‡	1,600	$61
Automatic Data Processing, Inc.	3,300	163
Cognizant Technology Solutions Corp. ‡	600	45
Electronic Arts, Inc. †‡	500	26
Infosys Technologies, Ltd., ADR	400	21
Intuit, Inc. ‡	1,800	64
Microsoft Corp.	7,700	221
NAVTEQ Corp. †‡	1,400	47
Oracle Corp. †‡	7,500	139
SAP AG, ADR †	2,700	134
Yahoo!, Inc. ‡	3,600	95
Computer & Office Equipment (3.2%)
Cisco Systems, Inc. ‡	10,900	263
Dell, Inc. ‡	2,500	61
EMC Corp. ‡	6,200	76
Construction (0.2%)
Fluor Corp.	300	24
Drug Stores & Proprietary Stores (1.2%)
CVS Corp.	1,600	50
Walgreen Co. †	2,300	100
Educational Services (0.3%)
Apollo Group, Inc.–Class A ‡	1,050	39
Electronic & Other Electric Equipment (3.1%)
General Electric Co.	11,000	386
Electronic Components & Accessories (12.7%)
Altera Corp. ‡	12,100	223
Analog Devices, Inc.	5,000	159
Broadcom Corp.–Class A ‡	1,500	45
Intel Corp.	7,700	164
Linear Technology Corp.	7,400	230
Marvell Technology Group, Ltd. †‡	1,000	18
Maxim Integrated Products, Inc.	6,000	180
Microchip Technology, Inc.	5,200	171
Texas Instruments, Inc.	4,000	121
Xilinx, Inc.	10,400	265
Entertainment (0.6%)
International Game Technology	1,800	77
Food & Kindred Products (1.3%)
General Mills, Inc.	1,100	63
Hershey Co. (The)	600	32
WM Wrigley Jr. Co. †	1,375	71
Furniture & Home Furnishings Stores (1.1%)
Bed Bath & Beyond, Inc. ‡	1,900	77
Williams-Sonoma, Inc.	1,600	54

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

4

TA IDEX T. Rowe Price Tax-Efficient Growth

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
Hotels & Other Lodging Places (2.3%)
Choice Hotels International, Inc.	900	$38
Las Vegas Sands Corp. ‡	1,200	91
Marriott International, Inc.–Class A	3,700	155
Industrial Machinery & Equipment (1.1%)
Baker Hughes, Inc.	1,200	83
Illinois Tool Works, Inc.	1,200	58
Insurance (3.2%)
AMBAC Financial Group, Inc.	700	58
American International Group, Inc.	1,363	92
UnitedHealth Group, Inc.	2,100	102
WellPoint, Inc. ‡	1,900	145
Insurance Agents, Brokers & Service (0.3%)
Marsh & McLennan Cos., Inc.	1,400	41
Lumber & Other Building Materials (1.0%)
Home Depot, Inc. (The)	3,200	119
Management Services (1.1%)
Corporate Executive Board Co.	200	18
Paychex, Inc.	3,000	118
Medical Instruments & Supplies (2.9%)
Baxter International, Inc.	1,500	69
Medtronic, Inc. †	3,000	146
Stryker Corp. †	1,600	84
Zimmer Holdings, Inc. ‡	800	58
Motion Pictures (0.5%)
Time Warner, Inc.	3,000	60
Oil & Gas Extraction (1.7%)
Schlumberger, Ltd. †	3,400	215
Paper & Allied Products (0.9%)
3M Co.	600	47
Kimberly-Clark Corp.	900	60
Personal Credit Institutions (0.4%)
SLM Corp.	1,100	54
Pharmaceuticals (9.5%)
Abbott Laboratories	2,100	100
Amgen, Inc. ‡	2,600	197
AstraZeneca PLC, ADR	1,100	65
Gilead Sciences, Inc. ‡	800	55
GlaxoSmithKline PLC, ADR	1,000	53
Johnson & Johnson †	3,400	229
Lilly (Eli) & Co.	2,000	112
Medco Health Solutions, Inc. ‡	500	27
Merck & Co., Inc. †	1,800	82
Pfizer, Inc.	5,685	152
Wyeth	2,000	102

	Shares	Value
Printing & Publishing (1.9%)
CBS Corp.–Class B	1,550	$45
McGraw-Hill Cos., Inc. (The)	3,000	193
Radio & Television Broadcasting (0.7%)
IAC/InterActiveCorp. †‡	1,550	48
Viacom, Inc.–Class B ‡	1,000	39
Residential Building Construction (0.2%)
Lennar Corp.–Class A	500	24
Restaurants (0.4%)
Starbucks Corp. ‡	1,400	53
Retail Trade (2.8%)
Amazon.com, Inc. ‡	1,600	61
Family Dollar Stores, Inc.	2,000	59
Tiffany & Co.	2,000	71
Wal-Mart Stores, Inc.	3,100	153
Rubber & Misc. Plastic Products (0.7%)
NIKE, Inc.–Class B	1,000	92
Security & Commodity Brokers (7.3%)
American Express Co.	1,700	98
BlackRock, Inc.	400	60
Cbot Holdings, Inc.–Class A ‡	100	15
Charles Schwab Corp. (The)	4,800	87
Chicago Mercantile Exchange †	400	200
Eaton Vance Corp.	2,800	87
Franklin Resources, Inc.	1,700	194
Goldman Sachs Group, Inc. (The)	500	95
UBS AG-Registered †	500	30
Western Union Co. (The) ‡	1,700	38
Transportation & Public Utilities (0.6%)
Expeditors International of Washington, Inc.	1,600	76
Water Transportation (0.4%)
Carnival Corp.	900	44
Wholesale Trade Nondurable Goods (0.7%)
SYSCO Corp.	2,500	87
Total Common Stocks (cost: $8,310)		12,311
	Principal	Value
SECURITY LENDING COLLATERAL (22.3%)
Debt (21.5%)
Bank Notes (0.7%)
Bank of America 5.30%, due 11/20/2006 *	$86	$86
Commercial Paper (6.4%)
Barton Capital LLC–144A 5.27%, due 11/02/2006	34	34

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

5

TA IDEX T. Rowe Price Tax-Efficient Growth

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
Commercial Paper (continued)
CAFCO Funding LLC–144A 5.29%, due 11/17/2006	$51	$51
CIESCO LLC-144A 5.29%, due 11/16/2006	34	34
Clipper Receivables Corp. 5.28%, due 11/15/2006	17	17
Commonwealth Bank of Australia 5.29%, due 11/30/2006	35	35
Compass Securitization–144A 5.31%, due 12/15/2006	35	35
CRC Funding LLC-144A 5.31%, due 12/19/2006	33	33
Fairway Finance Corp.–144A 5.28%, due 11/17/2006	52	52
5.29%, due 11/22/2006	34	34
Falcon Asset Securitization Corp.–144A 5.29%, due 11/14/2006	17	17
General Electric Capital Corp. 5.29%, due 11/03/2006	69	69
Govco, Inc.–144A 5.28%, due 11/10/2006	17	17
Greyhawk Funding–144A 5.30%, due 11/27/2006	35	35
Jupiter Securitization Corp.–144A 5.28%, due 11/06/2006	35	35
Lexington Parker Capital Corp.–144A 5.29%, due 11/09/2006	35	35
Old Line Funding LLC–144A 5.28%, due 11/15/2006	35	35
Ranger Funding Co. LLC–144A 5.29%, due 11/16/2006	17	17
Sheffield Receivables Corp.–144A 5.28%, due 11/08/2006	17	17
5.30%, due 11/28/2006	35	35
Three Pillars Funding LLC–144A 5.29%, due 11/20/2006	35	35
Variable Funding Capital Co. LLC–144A 5.27%, due 11/08/2006	69	69
5.29%, due 11/28/2006	16	16
Yorktown Capital LLC 5.30%, due 12/14/2006	35	35
Euro Dollar Overnight (1.0%)
Fortis Bank 5.26%, due 11/07/2006	69	69
Societe Generale 5.28%, due 11/01/2006	35	35
Svenska Handlesbanken 5.30%, due 11/01/2006	18	18

	Principal	Value
Euro Dollar Terms (7.1%)
Abbey National PLC 5.28%, due 12/01/2006	$69	$69
BancoBilbao Vizcaya Argentaria SA 5.31%, due 01/03/2007	35	35
Bank of Montreal 5.28%, due 12/04/2006	35	35
Bank of Nova Scotia 5.27%, due 11/13/2006	69	69
Barclays 5.31%, due 11/21/2006	86	86
5.30%, due 01/03/2007	69	69
BNP Paribas 5.28%, due 12/12/2006	52	52
5.28%, due 12/15/2006	69	69
Canadian Imperial Bank of Commerce 5.28%, due 11/29/2006	86	86
Credit Suisse First Boston Corp. 5.29%, due 12/22/2006	104	104
Fortis Bank 5.26%, due 11/09/2006	35	35
5.30%, due 11/20/2006	35	35
HBOS Halifax Bank of Scotland 5.30%, due 01/08/2007	35	35
Royal Bank of Canada 5.30%, due 11/17/2006	35	35
Toronto Dominion Bank 5.30%, due 12/11/2006	35	35
UBS AG 5.30%, due 01/04/2007	35	35
Repurchase Agreements (6.3%) ††
Credit Suisse First Boston Corp. 5.35%, dated 10/31/2006 to be repurchased at $102 on 11/01/2006	102	102
Goldman Sachs Group, Inc. (The) 5.35%, dated 10/31/2006 to be repurchased at $173 on 11/01/2006	173	173
Merrill Lynch & Co. 5.30%, dated 10/31/2006 to be repurchased at $381 on 11/01/2006	381	381
Morgan Stanley Dean Witter & Co. 5.30%, dated 10/31/2006 to be repurchased at $121 on 11/01/2006	121	121

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

6

TA IDEX T. Rowe Price Tax-Efficient Growth

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
Investment Companies (0.8%)
Barclays Global Investor Institutional Money Market Fund 1-day yield of 5.24%	69,228	$69
Merrimac Cash Fund, Premium Class 1-day yield of 5.09% @	25,562	25
Total Security Lending Collateral (cost: $2,755)		2,755
Total Investment Securities (cost: $11,065) #		$15,066

NOTES TO SCHEDULE OF INVESTMENTS:

†  At October 31, 2006, all or a portion of this security is on loan (see Note 1). The value at October 31, 2006, of all securities on loan is $2,683.

‡  Non-income producing.

*  Floating or variable rate note. Rate is listed as of October 31, 2006.

††  Cash collateral for the Repurchase Agreements, valued at $804, that serve as collateral for securities lending, are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.25% and 11/06/2006–3/15/2046, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

#  Aggregate cost for federal income tax purposes is $11,102. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $4,064 and $100, respectively. Net unrealized appreciation for tax purposes is $3,964.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2006, these securities aggregated $636 or 5.1% of the net assets of the Fund.

ADR  American Depositary Receipt

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

7

TA IDEX T. Rowe Price Tax-Efficient Growth

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2006
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $11,065) (including securities loaned of $2,683)	$15,066
Cash	89
Receivables:
Investment securities sold	50
Interest	1
Dividends	8
Other	2
15,216
Liabilities:
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	44
Management and advisory fees	6
Transfer agent fees	5
Payable for collateral for securities on loan	2,755
Other	23
2,833
Net Assets	$12,383
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$8,393
Undistributed (accumulated) net investment income (loss)	(1)
Undistributed (accumulated) net realized gain (loss) from investment securities	(10)
Net unrealized appreciation (depreciation) on investment securities	4,001
Net Assets	$12,383
Net Assets by Class:
Class A	$3,756
Class B	6,601
Class C	2,026
Shares Outstanding:
Class A	338
Class B	615
Class C	189
Net Asset Value Per Share:
Class A	$11.11
Class B	10.73
Class C	10.73
Maximum Offering Price Per Share (a):
Class A	$11.76

(a)  Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B and C shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 2006 (b)
(all amounts in thousands)

Investment Income:
Dividends	$199
Interest	2
Income from loaned securities–net	3
204
Expenses:
Management and advisory fees	116
Distribution and service fees:
Class A	7
Class B	31
Class C	10
Transfer agent fees:
Class A	20
Class B	30
Class C	8
Printing and shareholder reports	12
Custody fees	11
Administration fees	3
Legal fees	1
Audit fees	19
Trustees fees	2
Registration fees	8
Other	2
Total expenses	280
Less:
Reimbursement of class expenses:
Class A	(9)
Class B	(11)
Class C	(2)
Total reimbursed expenses	(22)
Net expenses	258
Net Investment Income (Loss)	(54)
Net Realized and Unrealized Gain (Loss):
Realized gain (loss) from investment securities	3,568
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	(2,222)
Net Realized and Unrealized Gain (Loss) on Investment Securities	1,346
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,292

(b)  Class I was offered for investment on November 15, 2005, see Note 1 for further details.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

8

TA IDEX T. Rowe Price Tax-Efficient Growth

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	October 31, 2006 (a)	October 31, 2005
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$(54)	$(120)
Net realized gain (loss) from investment securities	3,568	2,259
Change in unrealized appreciation (depreciation) on investment securities	(2,222)	(980)
	1,292	1,159
Distributions to Shareholders:
From net investment income:
Class A	(3)	–
Class B	(2)	–
Class C	(1)	–
	(6)	–
Capital Share Transactions:
Proceeds from shares sold:
Class A	80	618
Class B	75	435
Class C	75	216
Class I	4,227	–
	4,457	1,269
Dividends and distributions reinvested:
Class A	3	–
Class B	2	–
Class C	1	–
	6	–
Cost of shares redeemed:
Class A	(6,532)	(2,655)
Class B	(3,714)	(4,256)
Class C	(1,154)	(1,718)
Class I	(4,354)	–
	(15,754)	(8,629)
Redemption Fees:
Class A	– (b)	– (b)
Class B	– (b)	– (b)
Class C	–	– (b)
	–	–
Automatic conversions:
Class A	21	3
Class B	(21)	(3)
	–	–
	(11,291)	(7,360)
Net increase (decrease) in net assets	(10,005)	(6,201)
Net Assets:
Beginning of year	22,388	28,589
End of year	$12,383	$22,388
Undistributed (Accumulated) Net Investment Income (Loss)	$(1)	$(1)

	October 31, 2006 (a)	October 31, 2005
Share Activity:
Shares issued:
Class A	7	60
Class B	7	43
Class C	7	22
Class I	397	–
	418	125
Shares redeemed:
Class A	(611)	(256)
Class B	(357)	(423)
Class C	(111)	(170)
Class I	(397)	–
	(1,476)	(849)
Automatic conversions:
Class A	2	–
Class B	(2)	–
	–	–
Net increase (decrease) in shares outstanding:
Class A	(602)	(196)
Class B	(352)	(380)
Class C	(104)	(148)
	(1,058)	(724)

(a)  Class I was offered for investment on November 15, 2005, see Note 1 for further details.

(b)  Rounds to less than $1.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

9

TA IDEX T. Rowe Price Tax-Efficient Growth

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations			Distributions					Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income		From Net Realized Gains	Total Distributions		Value, End of Period
Class A	10/31/2006	$10.36	$(0.02)	$0.77	$0.75	$–	(h)	$–	$–	(h)	$11.11
	10/31/2005	9.93	(0.01)	0.44	0.43	–		–	–		10.36
	10/31/2004	9.85	(0.06)	0.14	0.08	–		–	–		9.93
	10/31/2003	8.09	(0.05)	1.81	1.76	–		–	–		9.85
	10/31/2002	9.54	(0.02)	(1.43)	(1.45)	–		–	–		8.09
Class B	10/31/2006	10.03	(0.05)	0.75	0.70	–	(h)	–	–	(h)	10.73
	10/31/2005	9.68	(0.07)	0.42	0.35	–		–	–		10.03
	10/31/2004	9.66	(0.12)	0.14	0.02	–		–	–		9.68
	10/31/2003	7.99	(0.10)	1.77	1.67	–		–	–		9.66
	10/31/2002	9.49	(0.09)	(1.41)	(1.50)	–		–	–		7.99
Class C	10/31/2006	10.03	(0.05)	0.75	0.70	–	(h)	–	–	(h)	10.73
	10/31/2005	9.68	(0.07)	0.42	0.35	–		–	–		10.03
	10/31/2004	9.66	(0.12)	0.14	0.02	–		–	–		9.68
	10/31/2003	7.91	(0.11)	1.86	1.75	–		–	–		9.66

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)		Net Investment Income (Loss) to Average		Portfolio Turnover
	Ended (g)	Return (c)	(000's)	Net (e)	Total (f)	Net Assets (a)		Rate (b)
Class A	10/31/2006	7.28%	$3,756	1.49%	1.68%	(0.16)%		8%
	10/31/2005	4.31	9,740	1.70	1.70	(0.10	) (i)	6
	10/31/2004	0.83	11,281	1.70	1.78	(0.56)		5
	10/31/2003	21.76	13,057	1.70	1.85	(0.56)		50
	10/31/2002	(15.20)	21,389	1.68	1.95	(0.27)		76
Class B	10/31/2006	7.00	6,601	1.74	1.88	(0.44)		8
	10/31/2005	3.62	9,708	2.35	2.46	(0.72	) (i)	6
	10/31/2004	0.20	13,038	2.31	2.31	(1.18)		5
	10/31/2003	21.05	14,181	2.35	2.50	(1.21)		50
	10/31/2002	(15.84)	11,897	2.33	2.60	(0.92)		76
Class C	10/31/2006	7.00	2,026	1.74	1.83	(0.44	) (i)	8
	10/31/2005	3.65	2,940	2.35	2.67	(0.70	) (i)	6
	10/31/2004	0.17	4,270	2.35	3.00	(1.21)		5
	10/31/2003	22.12	473	2.35	2.50	(1.21)		50

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.

(d)  Per share information is calculated based on average number of shares outstanding.

(e)  Ratio of Net Ex.penses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  The inception date for the Fund's offering of share Class C was November 11, 2002.

(h)  Rounds to less than (0.01).

(i)  Ratios of Net Investment Income (Loss) to Average Net Assets are inclusive of Redemption Fees, if any. The impact of Redemption Fees is less than 0.01% for Class A, Class B and Class C.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

10

TA IDEX T. Rowe Price Tax-Efficient Growth

NOTES TO FINANCIAL STATEMENTS
At October 31, 2006
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

In the normal course of business, TA IDEX T. Rowe Price Tax-Efficient Growth (the "Fund") enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently has four classes of shares, Class A, Class B, Class C and Class I, each with different expense levels. Currently A, B and C classes are closed to new investors. Class I commenced operations on November 15, 2005. Class I is only available for investment to certain affiliated asset allocation funds. Prior to 11/15, certain affiliated asset allocation funds invested in Class A. Class I is currently uninvested. Class B shares will convert to Class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2006 was paying an interest rate of 3.65%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $1, earned by IBT for its services.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Redemption fees: A short-term trading redemption fee may be assessed on any Fund shares in a fund account that are sold during the first five (5) NYSE trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2006, the Fund received less than $1 in redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

Transamerica IDEX Mutual Funds

Annual Report 2006

11

TA IDEX T. Rowe Price Tax-Efficient Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2006
(all amounts in thousands)

NOTE 2.  RELATED PARTY TRANSACTIONS

Transamerica Fund Advisors, Inc. ("TFAI") is the Fund's investment adviser. Transamerica Fund Services, Inc. ("TFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. TFAI, TFS, and AFSG are affiliates of AEGON NV, a Netherlands corporation.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

Investment advisory fees: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.75% of the first $500 million of ANA
0.65% of ANA over $500 million

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.35% Expense Limit

The sub-adviser, T. Rowe Price Associates, Inc., has agreed to a pricing discount based on the aggregate assets that it manages in the Transamerica IDEX Mutual Funds. The amount of the discount received by the Fund for the year ended October 31, 2006 was $1.

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%
Class B	1.00%
Class C	1.00%
Class I	N/A

From February 28, 2006 through March 1, 2007, the Fund will not pay 12b-1 fees under these plans.

Underwriter commissions relate to front-end sales charges imposed for Class A shares and contingent deferred sales charges from Classes B, C, and certain A share redemptions. For the year ended October 31, 2006, the underwriter commissions were as follows:

Received by Underwriter	$2
Retained by Underwriter	–
Contingent Deferred Sales Charge	2

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are fees paid to external legal counsel.

Transfer agent fees: The Fund pays TFS an annual per-account charge for each open and closed account. The Fund paid TFS $56 for the year ended October 31, 2006.

Deferred compensation plan: Each eligible independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan maintained by Transamerica IDEX Mutual Funds (the "Plan"). Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds, including the Fund. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of October 31, 2006, to $2.

Retirement plan: Under a retirement plan (the "Emeritus Plan") available to the Disinterested Trustees, each Disinterested Trustee is deemed to have elected to serve as Trustee Emeritus of Transamerica IDEX upon his or her termination of service, other than removal for cause, for a maximum period of five years determined by his or her years of service as a Trustee.

Such amounts shall be accrued by Transamerica IDEX on a pro rata basis allocable to each Transamerica IDEX fund based on the relative assets of the fund. If retainers increase in the future, past accruals (and credits) will be adjusted upward so that 50% of the Trustee's current retainer is accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred become payable to an Emeritus Trustee (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation will be paid on a quarterly basis during the time period that the Trustee Emeritus is allowed to serve as such.

Amounts deferred and accrued under the Deferred Compensation and Emeritus Plans are unfunded and unsecured claims against the general assets of Transamerica IDEX. For the period ended October 31, 2006, the amount related to the Emeritus Plan was $1. As of October 31, 2006, the Fund has not made any payments related to the Emeritus Plan.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2006 were as follows:

Purchases of securities:
Long-Term	$1,206
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	12,555
U.S. Government	–

Transamerica IDEX Mutual Funds

Annual Report 2006

12

TA IDEX T. Rowe Price Tax-Efficient Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2006
(all amounts in thousands)

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales and capital loss carryforwards.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Shares of beneficial interest, unlimited shares authorized	$(61)
Undistributed (accumulated) net investment income (loss)	60
Undistributed (accumulated) net realized gain (loss) from investment securities	1

The capital loss carryforward utilized during the year ended October 31, 2006 was $3,418.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2005 and 2006 was as follows:

2005 Distributions paid from:
Ordinary Income	$–
Long-term Capital Gain	–
2006 Distributions paid from:
Ordinary Income	6
Long-term Capital Gain	–

The tax basis components of distributable earnings as of October 31, 2006 are as follows:

Undistributed Ordinary Income	$(1)
Undistributed Long-term Capital Gain	$27
Capital Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$3,964

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

NOTE 6.  RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Manager is evaluating the application of FIN 48 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the financial statements.

Transamerica IDEX Mutual Funds

Annual Report 2006

13

TA IDEX T. Rowe Price Tax-Efficient Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2006
(all amounts in thousands)

NOTE 6.–(continued)

In September 2006, FASB issued its new Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted. The Manager is evaluating the application of FAS 157 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, the Fund's financial statements.

NOTE 7.  SUBSEQUENT EVENT

The Board of Trustees of Transamerica IDEX Mutual Funds has approved a proposal to liquidate and dissolve TA IDEX T. Rowe Price Tax-Efficient Growth effective on or about February 28, 2007.

The Fund is currently closed to new investments (other than reinvestment of dividends and distributions).

Transamerica IDEX Mutual Funds

Annual Report 2006

14

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX T. Rowe Price Tax-Efficient Growth:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX T. Rowe Price Tax-Efficient Growth (the "Fund") at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

Tampa, Florida
December 27, 2006

Transamerica IDEX Mutual Funds

Annual Report 2006

15

TA IDEX Templeton Transamerica Global

MARKET ENVIRONMENT
Templeton Investment Counsel, LLC:

Global economic growth remained strong during the first and second quarters of 2006 despite rising interest rates around the world, sustained high oil prices and other pressures. Corporate activities including mergers and acquisitions and leveraged buyouts continued across many sectors in the first half of 2006. However, as investors became increasingly concerned about additional interest rate hikes, which created mounting risk aversion and pressured the equity markets, signs of moderating U.S. growth finally appeared late in the reporting period. Oil prices declined from record levels, the U.S. housing market weakened and other indications of slowing growth in the U.S. alleviated some inflation pressure. Partly as a result of the U.S. Federal Reserve Board ("Fed"), as well as other central banks, at least temporarily suspending interest rate hikes, investor confidence was restored.

Transamerica Investment Management, LLC:

In the initial months of the reporting period, investors seemed to generally overlook high energy prices, rising inflation, and the Fed's efforts to stanch inflation by raising interest rates. Focusing instead on sustained economic growth and strong corporate earnings, they bid stock prices up through mid-May, at which point apprehension about persistent inflationary pressures and the Fed's interest rate policy finally gained the upper hand. Equities surrendered some of their earlier gains as investors worried that the Fed's seventeen rate increases since 2004 might slow the economy to the point of recession. Market conditions remained negative until the Fed opted to leave interest rates unchanged, signaling reduced concerns about inflation. The market rebounded, buoyed by the Fed's decision, flagging energy prices and continued strength in corporate earnings.

PERFORMANCE

For the year ended October 31, 2006, TA IDEX Templeton Transamerica Global, Class A returned 18.65%. By comparison its benchmark, the Morgan Stanley Capital International World Index, returned 21.91%.

Effective October 27, 2006, TA IDEX Templeton Great Companies Global was renamed TA IDEX Templeton Transamerica Global. Effective August 1, 2006 the domestic sub-adviser was changed from Great Companies, L.L.C. to Transamerica Investment Management, LLC.

STRATEGY REVIEW
Templeton Investment Counsel, LLC:

In an environment of slowing U.S. economic growth, investors sold stocks in cyclical, or economically sensitive, sectors. Many of these cyclically-driven companies had been generating historically high operating profit margins and returns and looked vulnerable to a downturn. Commodity-related stocks also experienced a sharp market correction as the underlying commodities' prices declined largely due to the expectations of softer demand and the exiting of non-traditional players, such as hedge funds. Hedge funds' buying had contributed to the momentum-driven run-up in commodities' prices. Oil prices receded fairly sharply and natural gas prices plummeted; thus, energy-related stocks suffered. In contrast, the defensive, traditional growth sectors outperformed overall market indexes during the latter part of the period, including utilities, consumer staples and telecommunications companies.

From a sector perspective, our investments in the consumer discretionary sector were the most significant positive contributors to performance relative to the benchmark index. The portfolio benefited most from our stock selection in hotel, restaurant and leisure holdings, which included Compass Group PLC, the United Kingdom ("UK") based foodservice giant. Stock selection in the telecommunication services and information technology ("IT") sectors also helped portfolio performance. The portfolio's European telecommunication services holdings such as Telenor ASA ("Telenor"), France Telecom and Portugal Telecom, SGPS, S.A. performed well during the period. Telenor, Norway's largest telecommunications company and one of the fastest growing providers of mobile communications services worldwide, was one of the portfolio's top performers. Within IT, Japanese holdings such as Nintendo Co., Ltd. and Konica Minolta Holdings, Inc. performed strongly during the period. Stock selection within the utilities sector also added to relative outperformance, as the stocks benefited from a strong pricing environment and merger and acquisition activity. France's Suez S.A., Spain's Iberdrola, S.A. and the UK's National Grid plc strongly outperformed the index during the period. Elsewhere, the portfolio's relative performance benefited from its underweighted allocation to the energy sector as oil stock prices fell.

Although our financial sector holdings contributed to the portfolio's absolute performance, our underweighted allocation and, in particular, stock selection in real estate and insurance stocks negatively impacted the portfolio's relative performance. Our positions in Cheung Kong (Holdings) Limited, XL Capital Ltd. and Sompo Japan Insurance, Inc. detracted from relative

Transamerica IDEX Mutual Funds

Annual Report 2006

1

TA IDEX Templeton Transamerica Global (continued)

performance. Stock selection in the materials and consumer staples sectors also hurt relative portfolio performance. Within the materials sector, our underweighting in metals and mining stocks and overweighting in paper and forestry stocks hurt relative performance. Also, our overweighting in food products holdings Cadbury Schweppes plc and Nestle S.A. dampened relative performance during the reporting period.

From a geographic perspective, the portfolio's Asian equities benefited the portfolio in absolute and relative terms. In particular, an underweighted position and our stock selection within Japan contributed the most. The portfolio's overweighted allocation to Latin America hindered relative performance, driven by the weak stock performance of the Brazilian diversified telecommunications company Tele Norte Leste Participacoes S.A.

Transamerica Investment Management, LLC:

After assuming daily management responsibility in August 2006, we began gradually repositioning the portfolio's assets to be more consistent with our investment approach. We emphasize companies that, in addition to having capable management teams, stable balance sheets and highly competitive positions, stand to benefit from long-term secular trends. Among those trends are the growing levels of wealth accumulation and capital flows worldwide; increased spending on bridges, roads, dams, etc., as nations develop or replace their infrastructure; and the digitization of media for mass consumer adoption. We will complete this transition over time, and with an eye to matching capital gains and losses wherever possible.

To date, we have replaced certain underperforming securities that we felt would not recover in the foreseeable future, including Medtronic, Inc. ("Medtronic") and Sun Microsystems, Inc. ("Sun"). Medtronic, a maker of heart and insulin pumps and other medical devices, is unable to raise or even maintain prices in the face of Medicare reimbursement revisions. Sun's computer servers are losing market share to more robust competitors.

In contrast, we maintained the portfolio's exposure to clothing and accessories manufacturer and retailer Coach, Inc. This company has a strong reputation among wealth-accumulating middle-class Americans who desire higher quality products and services. We have added several other holdings that fit this same profile, including retailer Nordstrom, Inc., hotelier Marriott International, Inc., and Whole Foods Market, Inc. We also hold Apple Computer, Inc. ("Apple"). Apple is growing along with rising levels of individual wealth and consumer adoption of portable, digitized media and entertainment. Apple dominates the personal music device (i.e., iPod) business and is gaining share in the consumer PC market. All of these holdings contributed to results in the final months.

Their gains were partially offset by weakness in three other new holdings: heavy-equipment manufacturer Caterpillar, Inc., Jacobs Engineering Group Inc., and Schlumberger Limited, which provides efficiency-enhancing services for oil and gas drilling and production. We view the setbacks as temporary and believe these companies to be core holdings of the portfolio for some time to come.

Tina Sadler, CFA	Gary U. Rollé, CFA

Antonio T. Docal, CFA

Gary Motyl, CFA

Co-Fund Managers	Fund Manager

Templeton Investment Counsel, LLC	Transamerica Investment Management, LLC

Transamerica IDEX Mutual Funds

Annual Report 2006

2

TA IDEX Templeton Transamerica Global

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Transamerica IDEX Mutual Funds

Average Annual Total Return for Periods Ended 10/31/06

	1 year	5 years	10 years	From Inception	Inception Date
Class A (NAV)	18.65%	4.55%	6.29%	10.79%	10/1/92
Class A (POP)	12.12%	3.38%	5.69%	10.35%	10/1/92
MSCIW[1]	21.91%	10.91%	8.02%	9.81%	10/1/92
Class B (NAV)	17.90%	3.83%	5.68%	7.22%	10/1/95
Class B (POP)	12.90%	3.65%	5.68%	7.22%	10/1/95
Class C (NAV)	17.87%	–	–	11.13%	11/11/02
Class C (POP)	16.87%	–	–	11.13%	11/11/02
Class I (NAV)	–	–	–	17.60%	11/15/05

NOTES

1  The Morgan Stanley Capital InternationalWorld (MSCIW) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2006 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

International investing involves special risks including currency fluctuations, political instability, and different financial accounting standards.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund.

Effective October 27, 2006, the portfolio changed its name from TA IDEX Templeton Great Companies Global to TA IDEX Templeton Transamerica Global and the domestic portion changed its sub-adviser on August 1, 2006 from Great Companies, L.L.C. to Transamerica Investment Management, LLC.

Annual Report 2006

3

TA IDEX Templeton Transamerica Global

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2006 and held for the entire period until October 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$1,044.20	1.55%	$7.99
Hypothetical (b)	1,000.00	1,017.39	1.55	7.88
Class B
Actual	1,000.00	1,040.60	2.20	11.32
Hypothetical (b)	1,000.00	1,014.12	2.20	11.17
Class C
Actual	1,000.00	1,040.70	2.20	11.32
Hypothetical (b)	1,000.00	1,014.12	2.20	11.17
Class I
Actual	1,000.00	1,047.30	0.97	5.01
Hypothetical (b)	1,000.00	1,020.32	0.97	4.94

(a)  Expenses are calculated using the Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Region
At October 31, 2006

This chart shows the percentage breakdown by region of the Fund's total investment securities.

Transamerica IDEX Mutual Funds

Annual Report 2006

4

TA IDEX Templeton Transamerica Global

SCHEDULE OF INVESTMENTS
At October 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS ( 96.2%)
Australia (0.9%)
National Australia Bank, Ltd.	58,844	$1,739
Qantas Airways, Ltd.	234,644	770
Brazil (0.8%)
Cia Vale do Rio Doce, ADR †	24,260	617
Empresa Brasileira de Aeronautica SA, ADR	16,500	687
Tele Norte Leste Participacoes SA, ADR †	55,130	798
Canada (1.5%)
BCE, Inc.	35,135	994
Jean Coutu Group, Inc.–Class A	91,700	955
Suncor Energy, Inc.	25,500	1,955
Cayman Islands (1.1%)
ACE, Ltd.	29,360	1,681
XL Capital, Ltd.–Class A	18,390	1,297
Denmark (0.5%)
Vestas Wind Systems A/S †‡	45,080	1,270
Finland (1.3%)
Stora Enso Oyj–Class R	105,020	1,700
UPM-Kymmene Oyj	71,500	1,815
France (4.7%)
Accor SA	17,560	1,219
AXA	49,270	1,877
France Telecom SA	79,180	2,057
Michelin (C.G.D.E.)–Class B	23,487	1,916
Sanofi-Aventis	16,819	1,430
Suez SA, ADR †	30,540	1,369
Thomson Multimedia SA	49,160	848
Thomson, Sponsored ADR	26,060	452
Total SA	18,092	1,225
Germany (4.0%)
BASF AG, ADR	12,190	1,072
Bayerische Motoren Werke AG	30,870	1,773
Deutsche Post AG	78,810	2,183
E.ON AG, ADR	33,460	1,343
Infineon Technologies AG ‡	121,970	1,485
Muenchener Rueckversicherungs AG	6,520	1,058
Siemens AG	19,030	1,712
Hong Kong (0.6%)
Cheung Kong Holdings, Ltd. (a)	81,000	881
Hutchison Whampoa, Ltd.	84,000	745
Israel (0.4%)
Check Point Software Technologies, Ltd. ‡	54,980	1,139

	Shares	Value
Italy (1.8%)
ENI SpA, ADR †	26,505	$1,609
Mediaset SpA	119,705	1,343
UniCredito Italiano SpA †(a)	206,413	1,708
Japan (3.8%)
FUJIFILM Holdings Corp.	22,900	848
Hitachi, Ltd.	88,000	507
Konica Minolta Holdings, Inc. ‡	99,000	1,317
Mabuchi Motor Co., Ltd.	17,100	995
Nintendo Co., Ltd.	4,700	960
Nippon Telegraph & Telephone Corp.	130	654
Nomura Holdings, Inc.	45,600	804
Olympus Corp.	26,800	851
Sompo Japan Insurance, Inc.	86,000	1,142
Sony Corp., ADR †	14,190	581
Takeda Pharmaceutical Co., Ltd.	22,900	1,468
Mexico (0.4%)
Telefonos de Mexico SA de CV–Class L, ADR	36,440	962
Netherland Antilles (1.5%)
Schlumberger, Ltd.	63,000	3,974
Netherlands (2.1%)
ING Groep NV	38,940	1,725
ING Groep NV, ADR †	11,170	495
Koninklijke Philips Electronics NV	44,690	1,561
Reed Elsevier NV	104,190	1,791
Norway (1.2%)
Telenor ASA	194,560	3,071
Portugal (0.5%)
Portugal Telecom SGPS SA	96,750	1,205
Singapore (1.0%)
DBS Group Holdings, Ltd.	119,600	1,567
DBS Group Holdings, Ltd., ADR	5,610	294
Singapore Telecommunications, Ltd.	454,000	773
South Korea (2.0%)
Kookmin Bank, ADR †	10,980	871
Korea Electric Power Corp., ADR †	28,780	569
KT Corp., ADR	43,535	974
Samsung Electronics Co., Ltd., GDR–144A	6,930	2,247
SK Telecom Co., Ltd., ADR †	24,550	591
Spain (2.4%)
Banco Santander Central Hispano SA	114,494	1,982
Iberdrola SA	21,557	989
Repsol YPF SA	50,821	1,686
Telefonica SA	92,885	1,790

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

5

TA IDEX Templeton Transamerica Global

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
Sweden (1.6%)
Atlas Copco AB–Class A	9,060	$265
Nordic Baltic Holding, FDR †	134,810	1,857
Securitas AB–Class B	46,980	618
Securitas Direct AB–Class B ‡	46,980	143
Securitas Systems AB–Class B ‡	46,980	157
Svenska Cellulosa AB–Class B	25,240	1,159
Switzerland (2.8%)
Lonza Group AG	21,000	1,621
Nestle SA, ADR	16,710	1,427
Novartis AG, ADR	25,900	1,573
Swiss Reinsurance (a)	16,040	1,315
UBS AG-Registered	21,060	1,258
UBS AG-Registered †	6,140	367
Taiwan (0.3%)
Chunghwa Telecom Co., Ltd., ADR	49,592	907
United Kingdom (12.1%)
Alliance Boots PLC	167,528	2,588
Aviva PLC	90,020	1,331
BAE Systems PLC	272,300	2,179
BP PLC, ADR	23,560	1,581
British Sky Broadcasting PLC	126,600	1,310
Cadbury Schweppes PLC	132,490	1,333
Compass Group PLC	450,250	2,409
GlaxoSmithKline PLC	63,059	1,684
Group 4 Securicor PLC	413,550	1,380
HSBC Holdings PLC	46,099	874
HSBC Holdings PLC, ADR †	7,650	730
Kingfisher PLC	146,210	734
Kingfisher PLC, Sponsored ADR †	62,900	632
National Grid PLC	95,117	1,215
Pearson PLC	79,270	1,169
Rentokil Initial PLC	353,570	1,022
Rolls-Royce Group PLC ‡	182,020	1,631
Royal Bank of Scotland Group PLC	59,310	2,113
Royal Dutch Shell PLC–Class B	46,070	1,650
Smiths Group PLC	67,150	1,212
Unilever PLC	46,197	1,146
Vodafone Group PLC	826,272	2,127
United States (46.9%)
Allergan, Inc.	26,500	3,061
American Express Co.	80,000	4,625
Ameriprise Financial, Inc.	62,000	3,193
Amgen, Inc. ‡	50,000	3,795
Anadarko Petroleum Corp.	61,000	2,832
Apple Computer, Inc. ‡	62,000	5,027
Caterpillar, Inc.	40,000	2,428
Chicago Mercantile Exchange †	6,100	3,056

	Shares	Value
United States (continued)
Coach, Inc. ‡	57,900	$2,295
Corning, Inc. ‡	137,000	2,799
Disney (Walt) Co. (The) †	69,000	2,171
Expeditors International of Washington, Inc.	34,000	1,612
FedEx Corp.	21,000	2,405
General Electric Co.	127,500	4,477
Goldman Sachs Group, Inc. (The)	18,580	3,526
Google, Inc.–Class A ‡	7,500	3,573
Intel Corp.	121,520	2,593
International Game Technology	75,000	3,188
Intuit, Inc. ‡	47,000	1,659
Jacobs Engineering Group, Inc. ‡	25,500	1,926
JP Morgan Chase & Co.	98,000	4,649
Las Vegas Sands Corp. ‡	23,000	1,753
Marriott International, Inc.–Class A	80,000	3,342
McGraw-Hill Cos., Inc. (The)	62,500	4,011
Microsoft Corp.	130,975	3,760
Nordstrom, Inc.	62,000	2,936
PACCAR, Inc.	27,000	1,599
PepsiCo, Inc.	77,000	4,885
Procter & Gamble Co.	62,000	3,930
QUALCOMM, Inc.	99,000	3,603
Sandisk Corp. †‡	61,000	2,934
Sprint Nextel Corp. †	140,500	2,626
Starbucks Corp. ‡	85,000	3,209
T. Rowe Price Group, Inc.	89,000	4,211
United Technologies Corp.	50,000	3,286
Verizon Communications, Inc.	82,000	3,034
Walgreen Co.	66,000	2,883
WellPoint, Inc. ‡	42,000	3,205
Whole Foods Market, Inc.	41,000	2,617
Zimmer Holdings, Inc. ‡	21,500	1,548
Total Common Stocks (cost: $215,829)		254,945
	Principal	Value
SECURITY LENDING COLLATERAL (6.8%)
Debt (6.5%)
Bank Notes (0.2%)
Bank of America 5.30%, due 11/20/2006 *	$561	$561
Commercial Paper (1.9%)
Barton Capital LLC–144A 5.27%, due 11/02/2006	224	224
CAFCO Funding LLC–144A 5.29%, due 11/17/2006	329	329
CIESCO LLC–144A 5.29%, due 11/16/2006	224	224

The notes to the financial statements are an integral part of this report.

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SCHEDULE OF INVESTMENTS (continued)
At October 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
Commercial Paper (continued)
Clipper Receivables Corp. 5.28%, due 11/15/2006	$112	$112
Commonwealth Bank of Australia 5.29%, due 11/30/2006	224	224
Compass Securitization–144A 5.31%, due 12/15/2006	224	224
CRC Funding LLC–144A 5.31%, due 12/19/2006	215	215
Fairway Finance Corp.–144A 5.28%, due 11/17/2006 5.29%, due 11/22/2006	337 219	337 219
Falcon Asset Securitization Corp.–144A 5.29%, due 11/14/2006	112	112
General Electric Capital Corp. 5.29%, due 11/03/2006	449	449
Govco, Inc.–144A 5.28%, due 11/10/2006	112	112
Greyhawk Funding–144A 5.30%, due 11/27/2006	224	224
Jupiter Securitization Corp.–144A 5.28%, due 11/06/2006	224	224
Lexington Parker Capital Corp.–144A 5.29%, due 11/09/2006	224	224
Old Line Funding LLC–144A 5.28%, due 11/15/2006	224	224
Ranger Funding Co. LLC–144A 5.29%, due 11/16/2006	112	112
Sheffield Receivables Corp.–144A 5.28%, due 11/08/2006 5.30%, due 11/28/2006	112 224	112 224
Three Pillars Funding LLC–144A 5.29%, due 11/20/2006	224	224
Variable Funding Capital Co. LLC–144A 5.27%, due 11/08/2006 5.29%, due 11/28/2006	449 107	449 107
Yorktown Capital LLC 5.30%, due 12/14/2006	225	225
Euro Dollar Overnight (0.3%)
Fortis Bank 5.26%, due 11/07/2006	449	449
Societe Generale 5.28%, due 11/01/2006	225	225
Svenska Handlesbanken 5.30%, due 11/01/2006	117	117
Euro Dollar Terms (2.2%)
Abbey National PLC 5.28%, due 12/01/2006	449	449
BancoBilbao Vizcaya Argentaria SA 5.31%, due 01/03/2007	225	225

	Principal	Value
Euro Dollar Terms (continued)
Bank of Montreal 5.28%, due 12/04/2006	$225	$225
Bank of Nova Scotia 5.27%, due 11/13/2006	449	449
Barclays 5.31%, due 11/21/2006 5.30%, due 01/03/2007	561 449	561 449
BNP Paribas 5.28%, due 12/12/2006 5.28%, due 12/15/2006	337 449	337 449
Canadian Imperial Bank of Commerce 5.28%, due 11/29/2006	561	561
Credit Suisse First Boston Corp. 5.29%, due 12/22/2006	674	674
Fortis Bank 5.26%, due 11/09/2006 5.30%, due 11/20/2006	225 225	225 225
HBOS Halifax Bank of Scotland 5.30%, due 01/08/2007	225	225
Royal Bank of Canada 5.30%, due 11/17/2006	225	225
Toronto Dominion Bank 5.30%, due 12/11/2006	225	225
UBS AG 5.30%, due 01/04/2007	225	225
Repurchase Agreements (1.9%) ††
Credit Suisse First Boston Corp. 5.35%, dated 10/31/2006 to be repurchased at $664 on 11/01/2006	664	664
Goldman Sachs Group, Inc. (The) 5.35%, dated 10/31/2006 to be repurchased at $1,123 on 11/01/2006	1,123	1,123
Merrill Lynch & Co. 5.30%, dated 10/31/2006 to be repurchased at $2,470 on 11/01/2006	2,470	2,470
Morgan Stanley Dean Witter & Co. 5.30%, dated 10/31/2006 to be repurchased at $785 on 11/01/2006	785	785
	Shares	Value
Investment Companies (0.3%)
Barclays Global Investor Institutional Money Market Fund 1-day yield of 5.24%	449,034	$449
Merrimac Cash Fund, Premium Class 1-day yield of 5.09% @	165,803	166
Total Security Lending Collateral (cost: $17,868)		17,868
Total Investment Securities (cost: $233,697) #		$272,813

The notes to the financial statements are an integral part of this report.

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SCHEDULE OF INVESTMENTS (continued)
At October 31, 2006
(all amounts except share amounts in thousands)

NOTES TO SCHEDULE OF INVESTMENTS:

†  At October 31, 2006, all or a portion of this security is on loan (see Note 1). The value at October 31, 2006, of all securities on loan is $17,205.

‡  Non-income producing.

(a)  Passive Foreign Investment Company.

*  Floating or variable rate note. Rate is listed as of October 31, 2006.

††  Cash collateral for the Repurchase Agreements, valued at $5,217, that serve as collateral for securities lending, are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.25% and 11/06/2006–3/15/2046, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

#  Aggregate cost for federal income tax purposes is $234,647. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $40,940 and $2,774, respectively. Net unrealized appreciation for tax purposes is $38,166.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2006, these securities aggregated $6,367 or 2.4% of the net assets of the Fund.

ADR  American Depositary Receipt

FDR  Finnish Depositary Receipt

GDR  Global Depositary Receipt

SGPS  Sociedade Gestora de Participações Socialis (Holding Enterprise)

The notes to the financial statements are an integral part of this report.

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TA IDEX Templeton Transamerica Global

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2006
(all amounts except share amounts in thousands)
(unaudited)

	Percentage of Net Assets	Value
INVESTMENTS BY INDUSTRY:
Telecommunications	8.0%	$21,357
Security & Commodity Brokers	7.9%	21,040
Commercial Banks	6.9%	18,384
Pharmaceuticals	4.9%	13,011
Oil & Gas Extraction	4.3%	11,326
Insurance	4.2%	11,030
Computer & Data Processing Services	3.8%	10,132
Electronic & Other Electric Equipment	3.5%	9,293
Computer & Office Equipment	3.2%	8,468
Communications Equipment	3.1%	8,188
Aerospace	2.9%	7,782
Electronic Components & Accessories	2.5%	6,635
Chemicals & Allied Products	2.5%	6,623
Drug Stores & Proprietary Stores	2.4%	6,426
Hotels & Other Lodging Places	2.4%	6,313
Business Services	2.4%	6,244
Printing & Publishing	2.2%	5,802
Restaurants	2.1%	5,618
Petroleum Refining	2.0%	5,186
Beverages	1.8%	4,885
Paper & Allied Products	1.8%	4,673
Electric Services	1.6%	4,117
Life Insurance	1.6%	4,097
Food & Kindred Products	1.5%	3,907
Transportation & Public Utilities	1.4%	3,795
Automotive	1.3%	3,372
Entertainment	1.2%	3,188
Air Transportation	1.2%	3,175
Instruments & Related Products	1.1%	3,016
Apparel & Accessory Stores	1.1%	2,936
Industrial Machinery & Equipment	1.0%	2,693
Food Stores	1.0%	2,617
Radio & Television Broadcasting	1.0%	2,512
Leather & Leather Products	0.9%	2,295
Amusement & Recreation Services	0.8%	2,171
Engineering & Management Services	0.7%	1,926
Rubber & Misc. Plastic Products	0.7%	1,916
Medical Instruments & Supplies	0.6%	1,548
Electric, Gas & Sanitary Services	0.5%	1,369
Lumber & Other Building Materials	0.5%	1,366
Communication	0.5%	1,310
Manufacturing Industries	0.4%	960
Specialty- Real Estate	0.3%	881
Holding & Other Investment Offices	0.3%	745
Metal Mining	0.2%	617
Investment securities, at value	96.2%	254,945
Short-term investments	6.8%	17,868
Total investment securities	103.0%	$272,813

The notes to the financial statements are an integral part of this report.

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TA IDEX Templeton Transamerica Global

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2006
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $233,697) (including securities loaned of $17,205)	$272,813
Cash	10,698
Receivables:
Investment securities sold	236
Shares of beneficial interest sold	134
Interest	24
Dividends	284
Dividend reclaims receivable	519
Other	228
284,936
Liabilities:
Investment securities purchased	1,023
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	591
Management and advisory fees	154
Distribution and service fees	130
Transfer agent fees	78
Administration fees	5
Payable for collateral for securities on loan	17,868
Other	196
20,045
Net Assets	$264,891
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$553,782
Undistributed (accumulated) net investment income (loss)	1,468
Undistributed (accumulated) net realized gain (loss) from investment securities and foreign currency transactions	(329,550)
Net unrealized appreciation (depreciation) on: Investment securities	39,113
Translation of assets and liabilities denominated in foreign currencies	78
Net Assets	$264,891
Net Assets by Class:
Class A	$117,367
Class B	75,711
Class C	32,341
Class I	39,472
Shares Outstanding:
Class A	4,008
Class B	2,763
Class C	1,182
Class I	1,340
Net Asset Value Per Share:
Class A	$29.28
Class B	27.40
Class C	27.37
Class I	29.46
Maximum Offering Price Per Share (a):
Class A	$30.98

(a)  Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B, C and I shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 2006 (b)
(all amounts in thousands)

Investment Income:
Dividends (net of withholding taxes on foreign dividends of $311)	$6,074
Interest	230
Income from loaned securities–net	30
6,334
Expenses:
Management and advisory fees	2,424
Distribution and service fees: Class A	457
Class B	830
Class C	346
Transfer agent fees:
Class A	419
Class B	385
Class C	137
Class I	– (c)
Printing and shareholder reports	154
Custody fees	112
Administration fees	61
Legal fees	16
Audit fees	22
Trustees fees	29
Registration fees	52
Other	17
Total expenses	5,461
Less:
Reimbursement of class expenses:
Class A	(97)
Class B	(184)
Class C	(53)
Total reimbursed expenses	(334)
Net expenses	5,127
Net Investment Income (Loss)	1,207
Net Realized Gain (Loss) from:
Investment securities	45,501
Foreign currency transactions	(375)
45,126
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	10,943
Translation of assets and liabilities denominated in foreign currencies	11
10,954
Net Realized and Unrealized Gain (Loss) on Investment Securities and Foreign Currency Transactions	56,080
Net Increase (Decrease) in Net Assets Resulting from Operations	$57,287

(b)  Class I was offered for investment on November 15, 2005.

(c)  Rounds to less than $1.

The notes to the financial statements are an integral part of this report.

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TA IDEX Templeton Transamerica Global

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	October 31, 2006 (a)	October 31, 2005
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$1,207	$3,111
Net realized gain (loss) from investment securities and foreign currency transactions	45,126	20,242
Change in unrealized appreciation (depreciation) on investment securities and foreign currency translation	10,954	19,691
	57,287	43,044
Distributions to Shareholders:
From net investment income:
Class A	(31)	(3,664)
Class B	–	(5)
Class C	–	(8)
	(31)	(3,677)
Capital Share Transactions:
Proceeds from shares sold:
Class A	5,127	174,981
Class B	2,562	2,689
Class C	1,794	1,105
Class I	265,295	–
	274,778	178,775
Dividends and distributions reinvested:
Class A	31	3,598
Class B	–	4
Class C	–	8
	31	3,610
Cost of shares redeemed:
Class A	(303,291)	(47,814)
Class B	(25,962)	(36,203)
Class C	(12,100)	(16,720)
Class I	(239,142)	–
	(580,495)	(100,737)
Redemption fees:
Class A	– (b)	– (b)
Class B	1	–
Class C	1	– (b)
	2	– (b)
Automatic conversions:
Class A	5,471	3,265
Class B	(5,471)	(3,265)
	–	–
	(305,684)	81,648
Net increase (decrease) in net assets	(248,428)	121,015
Net Assets:
Beginning of year	513,319	392,304
End of year	$264,891	$513,319
Undistributed (Accumulated) Net Investment Income (Loss)	$1,468	$(866)

	October 31, 2006 (a)	October 31, 2005
Share Activity:
Shares issued:
Class A	188	7,281
Class B	101	118
Class C	71	49
Class I	10,591	–
	10,951	7,448
Shares issued–reinvested from distributions:
Class A	1	147
	1	147
Shares redeemed:
Class A	(12,007)	(1,977)
Class B	(1,031)	(1,596)
Class C	(480)	(739)
Class I	(9,251)	–
	(22,769)	(4,312)
Automatic conversions:
Class A	204	134
Class B	(217)	(143)
	(13)	(9)
Net increase (decrease) in shares outstanding:
Class A	(11,614)	5,585
Class B	(1,147)	(1,621)
Class C	(409)	(690)
Class I	1,340	–
	(11,830)	3,274

(a)  Class I was offered for investment on November 15, 2005.

(b)  Rounds to less than $1.

The notes to the financial statements are an integral part of this report.

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TA IDEX Templeton Transamerica Global

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations			Distributions				Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income		From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2006	$24.68	$0.15	$4.45	$4.60	$–	(h)	$–	$–	$29.28
	10/31/2005	22.57	0.21	2.14	2.35	(0.24)		–	(0.24)	24.68
	10/31/2004	21.41	(0.07)	1.23	1.16	–		–	–	22.57
	10/31/2003	19.06	(0.05)	2.40	2.35	–		–	–	21.41
	10/31/2002	23.67	(0.08)	(4.53)	(4.61)	–		–	–	19.06
Class B	10/31/2006	23.24	(0.01)	4.17	4.16	–		–	–	27.40
	10/31/2005	21.23	0.02	1.99	2.01	–	(h)	–	–	23.24
	10/31/2004	20.25	(0.20)	1.18	0.98	–		–	–	21.23
	10/31/2003	18.14	(0.17)	2.28	2.11	–		–	–	20.25
	10/31/2002	22.71	(0.22)	(4.35)	(4.57)	–		–	–	18.14
Class C	10/31/2006	23.21	(0.01)	4.17	4.16	–		–	–	27.37
	10/31/2005	21.21	0.02	1.99	2.01	(0.01)		–	(0.01)	23.21
	10/31/2004	20.25	(0.15)	1.11	0.96	–		–	–	21.21
	10/31/2003	18.00	(0.17)	2.42	2.25	–		–	–	20.25
Class I	10/31/2006	25.05	0.25	4.16	4.41	–		–	–	29.46

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)		Net Investment Income (Loss) to Average		Portfolio Turnover
	Ended (g)	Return (c)	(000's)	Net (e)	Total (f)	Net Assets (a)		Rate (b)
Class A	10/31/2006	18.65%	$117,367	1.55%	1.62%	0.55	%(i)	55%
	10/31/2005	10.41	385,504	1.42	1.42	0.85	(i)	79
	10/31/2004	5.41	226,517	1.85	1.85	(0.31)		140
	10/31/2003	12.33	189,046	2.07	2.07	(0.26)		103
	10/31/2002	(19.46)	225,722	1.88	1.88	(0.34)		72
Class B	10/31/2006	17.90	75,711	2.20	2.42	(0.05	)(i)	55
	10/31/2005	9.48	90,877	2.20	2.41	0.07		79
	10/31/2004	4.83	117,409	2.49	2.49	(0.93)		140
	10/31/2003	11.57	153,046	2.72	2.72	(0.91)		103
	10/31/2002	(20.09)	193,259	2.53	2.53	(0.99)		72
Class C	10/31/2006	17.87	32,341	2.20	2.35	(0.05	)(i)	55
	10/31/2005	9.52	36,938	2.20	2.38	0.07	(i)	79
	10/31/2004	4.74	48,378	2.18	2.18	(0.72)		140
	10/31/2003	12.50	163	2.72	2.72	(0.92)		103
Class I	10/31/2006	17.60	39,472	0.94	0.94	0.99		55

The notes to the financial statements are an integral part of this report.

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FINANCIAL HIGHLIGHTS (continued)
NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.

(d)  Per share information is calculated based on average number of shares outstanding.

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  The inception dates for the Fund's offering of share classes were as follows:

Class C was November 11, 2002.
    Class I was November 15, 2005.

(h)  Rounds to less than $(0.01) per share.

(i)  Ratio of Net Investment Income (Loss) to Average Net Assets are inclusive of Redemption Fees, if any. The impact of Redemption Fees is less than 0.01% for Class A, Class B and Class C, respectively.

The notes to the financial statements are an integral part of this report.

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NOTES TO FINANCIAL STATEMENTS
At October 31, 2006
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

Effective October 27, 2006, TA IDEX Templeton Great Companies Global was renamed to TA IDEX Templeton Transamerica Global ("the Fund") and changed its sub-advisor from Great Companies, L.L.C. to Transamerica Investment Management, LLC ("TIM").

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers four classes of shares, Class A, Class B, Class C and Class I, each with a public offering price that reflects different sales charges, if any, and expense levels. Class I shares commenced operations on November 15, 2005. Class I is only available for investment to certain affiliated asset allocation funds. Prior to 11/15, certain affiliated asset allocation funds invested in Class A. Class B shares will convert to Class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Foreign securities generally are valued based on quotations from the primary market in which they are traded. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund's net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not "readily available." As a result, foreign equity securities held by the Fund may be valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Other securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2006 was paying an interest rate of 3.65%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-advisers, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which Transamerica IDEX Mutual Funds has established a

Transamerica IDEX Mutual Funds

Annual Report 2006

14

TA IDEX Templeton Transamerica Global

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2006
(all amounts in thousands)

NOTE 1.–(continued)

Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within Transamerica IDEX Mutual Funds, or by any other party.

Recaptured commissions during the year ended October 31, 2006 of $76 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $13, earned by IBT for its services.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Redemption fees: A short-term trading redemption fee may be assessed on any Fund shares in a fund account that are sold during the first five (5) NYSE trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2006, the Fund received $2 in redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

NOTE 2.  RELATED PARTY TRANSACTIONS

Transamerica Fund Advisors, Inc. ("TFAI") is the Fund's investment adviser. Transamerica Fund Services, Inc. ("TFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. TFAI, TFS, and AFSG are affiliates of AEGON NV, a Netherlands corporation.

Transamerica Investment Management, LLC is both an affiliate of the Fund and a sub-adviser to the Fund.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at October 31, 2006:

	Net Assets	% of Net Assets
TA IDEX Asset Allocation– Conservative Portfolio	$2,018	0.76%
TA IDEX Asset Allocation– Growth Portfolio	6,242	2.36%
TA IDEX Asset Allocation– Moderate Portfolio	22,931	8.66%
TA IDEX Asset Allocation– Moderate Growth Portfolio	8,281	3.13%
Total	$39,472	14.91%

Investment advisory fee: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.80% of the first $500 million of ANA
0.70% of ANA over $500 million

Transamerica IDEX Mutual Funds

Annual Report 2006

15

TA IDEX Templeton Transamerica Global

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2006
(all amounts in thousands)

NOTE 2.–(continued)

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.20% Expense Limit

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the reimbursed class expenses.

	Reimbursement of Class Expenses	Available for Recapture Through
Fiscal Year 2006 Class A	$97	10/31/2009
Class B	184	10/31/2009
Class C	53	10/31/2009
Fiscal Year 2005 Class B	226	10/31/2008
Class C	77	10/31/2008

There were no amounts recaptured during the year ended October 31, 2006.

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%
Class B	1.00%
Class C	1.00%
Class I	N/A

In the case the Fund or a class of shares of the Fund is closed to new investors or investments, the Fund is authorized to pay 12b-1 fees for past sales and distribution efforts and present and past investor services.

Underwriter commissions relate to front-end sales charges imposed for Class A shares and contingent deferred sales charges from Classes B, C, and certain A share redemptions. For the year ended October 31, 2006, the underwriter commissions were as follows:

Received by Underwriter	$93
Retained by Underwriter	14
Contingent Deferred Sales Charge	81

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are fees paid to external legal counsel.

Transfer agent fees: The Fund pays TFS an annual per-account charge for each open and closed account. The Fund paid TFS $903 for the year ended October 31, 2006.

Deferred compensation plan: Each eligible independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan maintained by Transamerica IDEX Mutual Funds (the "Plan"). Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds, including the Fund. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of October 31, 2006, to $111.

Retirement plan: Under a retirement plan (the "Emeritus Plan") available to the Disinterested Trustees, each Disinterested Trustee is deemed to have elected to serve as Trustee Emeritus of Transamerica IDEX upon his or her termination of service, other than removal for cause, for a maximum period of five years determined by his or her years of service as a Trustee.

Such amounts shall be accrued by Transamerica IDEX on a pro rata basis allocable to each Transamerica IDEX fund based on the relative assets of the fund. If retainers increase in the future, past accruals (and credits) will be adjusted upward so that 50% of the Trustee's current retainer is accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred become payable to an Emeritus Trustee (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation will be paid on a quarterly basis during the time period that the Trustee Emeritus is allowed to serve as such.

Amounts deferred and accrued under the Deferred Compensation and Emeritus Plans are unfunded and unsecured claims against the general assets of Transamerica IDEX. For the period ended October 31, 2006, the amount related to the Emeritus Plan was $17. As of October 31, 2006, the Fund has not made any payments related to the Emeritus Plan.

Transamerica IDEX Mutual Funds

Annual Report 2006

16

TA IDEX Templeton Transamerica Global

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2006
(all amounts in thousands)

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2006 were as follows:

Purchases of securities:
Long-Term	$166,460
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	454,340
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, foreign currency transactions, passive foreign investment companies, deferred compensation and capital loss carryforwards.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Shares of beneficial interest, unlimited shares authorized	$11
Undistributed (accumulated) net investment income (loss)	1,158
Undistributed (accumulated) net realized gain (loss) from investment securities	(1,169)

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

Capital Loss Carryforwards	Available through
$66,404	October 31, 2009
205,203	October 31, 2010
57,944	October 31, 2011

The capital loss carryforward utilized during the year ended October 31, 2006 was $43,903.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2005 and 2006 was as follows:

2005 Distributions paid from:
Ordinary Income	$3,677
Long-term Capital Gain	–
2006 Distributions paid from:
Ordinary Income	31
Long-term Capital Gain	–

The tax basis components of distributable earnings as of October 31, 2006 are as follows:

Undistributed Ordinary Income	$2,533
Undistributed Long-term Capital Gain	$–
Capital Loss Carryforward	$(329,551)
Other Temporary Differences	$(114)
Net Unrealized Appreciation (Depreciation)	$38,241 *

*  Amount includes unrealized appreciation (depreciation) from foreign currencies.

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

Transamerica IDEX Mutual Funds

Annual Report 2006

17

TA IDEX Templeton Transamerica Global

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2006
(all amounts in thousands)

NOTE 6.  RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Manager is evaluating the application of FIN 48 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the financial statements.

In September 2006, FASB issued its new Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted. The Manager is evaluating the application of FAS 157 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, the Fund's financial statements.

Transamerica IDEX Mutual Funds

Annual Report 2006

18

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX Templeton Transamerica Global (formerly, TA IDEX Templeton Great Companies Global):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX Templeton Transamerica Global (the "Fund") at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

Tampa, Florida
December 27, 2006

Transamerica IDEX Mutual Funds

Annual Report 2006

19

TA IDEX Templeton Transamerica Global

SUPPLEMENTAL INFORMATION (unaudited)
TAX INFORMATION

For dividends paid during the year ended October 31, 2006, the Fund designated $31 as qualified dividend income.

For corporate shareholders, 69% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deduction.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2006. Complete information will be computed and reported in conjunction with your 2006 Form 1099-DIV.

TRANSAMERICA IDEX MUTUAL FUNDS
RESULTS OF SHAREHOLDER PROXY

At a special meeting of shareholders held on October 18, 2006, the results of the Proposals were as follows:

TA IDEX Templeton Great Companies Global

Proposal 1:  Approve an investment sub-advisory agreement between Transamerica Fund Advisors, Inc. and Transamerica Investment Management, LLC pursuant to which Transamerica Investment Management, LLC will be appointed as an investment sub-adviser to the Fund.

For	Against	Abstentions/Broker Non-Votes
4,350,180.152	281,846.476	407,306.024

Transamerica IDEX Mutual Funds

Annual Report 2006

20

TA IDEX Templeton Transamerica Global

TA IDEX TEMPLETON TRANSAMERICA GLOBAL

INVESTMENT SUB-ADVISORY AGREEMENT - REVIEW AND APPROVAL (unaudited)

At a meeting of the Board of Trustees of Transamerica IDEX Mutual Funds ("TA IDEX") held on July 18th and 19th, 2006, the Board considered and approved the proposed Sub-Advisory Agreement of TA IDEX Templeton Transamerica Global (the "Fund") between Transamerica Fund Advisors, Inc. ("TFAI") and Transamerica Investment Management, LLC ("TIM" or the "Sub-Adviser") for an initial two-year period, subject to shareholder approval, in order to replace the Fund's prior sub-adviser of the domestic equity component of the Fund's portfolio as a result of the acquisition of the prior sub-adviser, Great Companies, L.L.C. ("Great Companies"), by TIM. Following their review and consideration, the Trustees determined that the agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of shareholders. The Board, including the independent members of the Board, unanimously approved the agreement. In reaching their decision, the Trustees requested and obtained from TFAI and TIM such information as they deemed reasonably necessary to evaluate the proposed agreement. The Trustees also carefully considered the information that they had received about the acquisition of Great Companies and the necessity to promptly appoint a co-investment sub-adviser to avoid the potential orphanage of the domestic equity component of the Fund as a result of this acquisition, as well as information that they had received throughout the year as part of their regular oversight of the Fund (including information from TFAI, Templeton Investment Counsel, LLC ("Templeton"), co-sub-adviser to the Fund, and Great Companies), as well as information about TIM, which serves as investment sub-adviser to other series of TA IDEX. The Trustees also obtained and reviewed certain comparative information regarding performance of the Fund relative to performance of other comparable mutual funds. In considering the agreement, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by TA IDEX counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory service to be provided: The Board considered the nature and quality of the sub-advisory services anticipated to be provided by TIM to the domestic portfolio of the Fund (including the ability to pursue the investment program of the domestic portfolio of the Fund), and the services that TIM currently provides to other series of TA IDEX. The Board concluded that TIM is capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided to other series managed by TIM, TIM's management capabilities demonstrated with respect to these other series, the experience, capability and integrity of TIM's management, the financial resources of TIM, and the professional qualifications and experience of TIM's portfolio management team to manage domestic investment portfolios. The Trustees also concluded that TIM proposed to provide services that are appropriate in scope and extent in light of the Fund's operations, and the competitive landscape of the investment company business and investor needs.

The investment performance of the Fund: The Board reviewed comparative information prepared by Strategic Insight Simfund from data compiled by Lipper Analytics, and noted that the Fund's performance has trailed behind its category median over the past one-year, three-year and five-year periods as of April 30, 2006. The Board also noted the strong performance of another TA IDEX series that TIM currently manages and that TIM is expected to manage the domestic portfolio of the Fund in a substantially similar style. The Board concluded, based in particular on the Trustees' assessment of the nature, extent and quality of investment sub-advisory services expected to be provided by TIM, that TIM is capable of generating a level of investment performance for the domestic portfolio that is appropriate in light of the Fund's investment objective, policies, and strategies and co-investment sub-advisory arrangements and competitive with other investment companies, as demonstrated by TIM with respect to other series of TA IDEX for which it serves as sub-adviser. The Board also concluded, in light of the past performance of the domestic portfolio of the Fund, that TIM offered a reasonable prospect for improved overall Fund performance if TIM continues to serve as the sub-adviser to the domestic portfolio of the Fund.

The cost of sub-advisory services provided and the level of profitability: The Board concluded that the level of anticipated investment sub-advisory fees payable under the Sub-Advisory Agreement is appropriate in light of the proposed sub-advisory fee schedule (which remains unchanged in comparison to the sub-advisory agreement between TFAI and Great Companies) in connection with providing sub-advisory services to the Fund, the estimated expense ratio of the Fund (which also is expected to remain unchanged), the competitiveness of the Fund's expenses when compared to the expense ratios of comparable investment companies (based on information complied by Lipper Analytics), and the anticipated profitability of the relationship between the Fund, TFAI, TIM and their affiliates.

Transamerica IDEX Mutual Funds

Annual Report 2006

21

TA IDEX Templeton Transamerica Global

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows: The Board concluded that the existence of asset-based breakpoints in the Fund's advisory and sub-advisory fee schedules appropriately benefits investors by realizing economies of scale in the form of lower management and sub-advisory fees as the level of assets grows. In addition, the Board concluded that the Fund's management fees appropriately reflect the Fund's current size, the current economic environment for TFAI and TIM, the competitive nature of the investment company market, and TFAI's pricing strategy. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale and the appropriateness of sub-advisory fees payable by TFAI (as well as the management fees that the Fund pays to TFAI) in the future.

Benefits (such as soft dollars) to TIM and its affiliates from their relationship with the Fund: The Board concluded that other benefits derived by TIM and its affiliates (including TFAI) from their relationship with the Fund are reasonable and fair, and are consistent with industry practice and the best interests of the Fund and its shareholders. In this regard, the Board noted that TIM will participate (as did Great Companies) in a program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of "soft-dollar" arrangements TIM may engage in with respect to the Fund's brokerage transactions. In addition, the Trustees previously had determined that the management, administration, fund accounting and other fees paid by the Fund to TFAI and affiliates of TFAI and TIM are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Fund's overall operating expenses, and the necessity of the services for the Fund's operations.

Other considerations: In evaluating how to respond to the potential partial orphaning of the Fund that would be occasioned by Great Companies' impending cessation of operations, the Board discussed at length with TA IDEX management the process by which management proposed the retention of TIM as co-investment sub-adviser to the domestic portfolio of the Fund. Following management's explanation of the process by which prospective sub-advisers were initially screened and further evaluated, the Board concluded that the evaluation process was reasonably designed to identify a prospective sub-adviser with the resources necessary to manage the domestic portfolio of the Fund in the best interests of shareholders, and without regard to affiliations with TFAI. In approving the proposed Sub-Advisory Agreement, the Board also considered the high quality of TIM's portfolio management personnel and TIM's overall portfolio management capabilities, as demonstrated with respect to other series of TA IDEX, and determined that TIM has made a substantial commitment to the recruitment and retention of high quality personnel, and has the financial and operational resources reasonably necessary to manage the domestic portfolio of the Fund. The Board considered the terms of the arrangements pursuant to which the interests of Great Companies were being acquired, and the affiliations existing between TFAI, TIM and Great Companies, and determined that the underlying transaction was consistent with (and not adverse to) shareholders' interests. The Board also noted that Templeton would remain as co-investment sub-adviser to manage the international portfolio of the Fund. The Board also noted TIM's willingness to serve during an interim period after the acquisition of Great Companies and pending the shareholders' vote on the proposed Sub-Advisory Agreement, and that compensation payable under the interim arrangement would be held in escrow and would not be paid until the Sub-Advisory Agreement is considered by the shareholders, in accordance with applicable law.

On October 18, 2006, shareholders approved the Sub-Advisory Agreement and the appointment of TIM as the Fund's co-sub-adviser.

Transamerica IDEX Mutual Funds

Annual Report 2006

22

TA IDEX Transamerica Balanced

MARKET ENVIRONMENT

In the initial months of the reporting period, investors seemed to generally overlook high energy prices, rising inflation, and the Federal Reserve Board's ("Fed") efforts to stanch inflation by raising interest rates. Focusing instead on sustained economic growth and strong corporate earnings, they bid stock prices up through mid-May, at which point apprehension about dogged inflationary pressures and the Fed's interest-rate policy finally gained the upper hand, and equities surrendered some of their earlier gains. Market conditions remained negative until the Fed opted to leave interest rates unchanged, signaling reduced concerns about inflation. The market rebounded, buoyed by the Fed's decision, flagging energy prices, and continued strength in corporate earnings. Against this backdrop, the Standard and Poor's 500 Composite Stock Index ("S&P 500") generated a total return of 16.33%.

In the bond market, the Lehman Brothers U.S. Government/Credit Index ("LBGC") generated a total return of 4.88% amidst much interest rate volatility. Yields on U.S. Treasuries ended the period higher than they started; yields for shorter-term securities changed most, while the longest-term yields rose only modestly. Corporate bonds outperformed Treasuries due to their higher initial yields.

A 60% equity/ 40% bonds blend of the abovementioned indexes would have advanced 11.75% during the period.

PERFORMANCE

For the year ended October 31, 2006, TA IDEX Transamerica Balanced, Class A returned 11.27%. By comparison its primary and secondary benchmarks, the S&P 500 and the LBGC, returned 16.33% and 4.88%, respectively.

STRATEGY REVIEW

The Fund benefited from an overweighting in equities (65%+ of total assets throughout the period), which outperformed bonds. Other key drivers of performance were strong gains for consumer and industrial stocks and an above-index total return for the Fund's bond portfolio; these helped offset the weaknesses among our technology holdings and underperformance by our energy holdings.

Making the largest individual contributions to total return were several companies that are well positioned to benefit from long-term secular trends. For example, hotelier Marriott International, Inc. and motorcycle manufacturer Harley-Davidson, Inc. are riding a wave of wealth accumulation and the desire among an aging population to spend on higher-quality goods and services that enhance life experience. Heavy-equipment manufacturer Caterpillar, Inc. and Jacobs Engineering Group Inc. benefit from increased spending on bridges, roads, dams, etc., as nations develop or replace their infrastructure. And Expeditors International of Washington, Inc., a freight broker, is growing along with rising volumes of global trade and shipping.

Our energy holdings (e.g., oil services company Schlumberger Limited and production company Suncor Energy Inc.) also made meaningful contributions to results but nonetheless lagged the energy sector, which was one of the market's strongest segments during this period.

Only two stocks, XM Satellite Radio Holdings Inc. ("XM") and eBay Inc. ("eBay"), proved fundamentally disappointing. At XM, subscriber acquisition costs increased while subscriber growth declined in tandem with sales of larger automobiles (a major market for XM). eBay struggled in the face of strong competition from Google Inc. We exited both positions.

The Fund's fixed-income portfolio outperformed the LBGC benchmark. We attribute this to increased interest-rate sensitivity as bond yields declined after June, and to an overweighting in the corporate bond sector. Within the corporate sector, we focused initially on basic materials companies, which were able to increase their prices in the strong global economy. When the U.S. economy later slowed, we took a more defensive stance, favoring securities of businesses that are less susceptible to moderating economic growth.

Gary U. Rollé, CFA

Heidi Y. Hu, CFA

Co-Fund Managers
Transamerica Investment Management, LLC

Transamerica IDEX Mutual Funds

Annual Report 2006

TA IDEX Transamerica Balanced 1

TA IDEX Transamerica Balanced

Comparison of change in value of $10,000 investment in Class A shares and its comparative indices.

Average Annual Total Return for Periods Ended 10/31/06

	1 year	5 years	10 years	From Inception	Inception Date
Class A (NAV)	11.27%	5.99%	9.11%	10.80%	12/2/94
Class A (POP)	5.15%	4.79%	8.49%	10.28%	12/2/94
S&P 500[1]	16.33%	7.25%	8.64%	11.67%	12/2/94
LBGC[1]	4.88%	4.57%	6.30%	7.07%	12/2/94
Class B (NAV)	10.65%	5.33%	8.43%	9.55%	10/1/95
Class B (POP)	5.65%	5.17%	8.43%	9.55%	10/1/95
Class C (NAV)	10.64%	–	–	8.21%	11/11/02
Class C (POP)	9.64%	–	–	8.21%	11/11/02

NOTES

1  The Standard and Poor's 500 Composite Stock (S&P 500) Index and Lehman Brothers U.S. Government/Credit (LBGC) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2006 – 1-800-596-5323 – http://www.fund-sp.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund.

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UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2006 and held for the entire period until October 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$1,018.00	1.55%	$7.88
Hypothetical (b)	1,000.00	1,017.39	1.55	7.88
Class B
Actual	1,000.00	1,015.70	2.13	10.82
Hypothetical (b)	1,000.00	1,014.47	2.13	10.82
Class C
Actual	1,000.00	1,015.80	2.10	10.67
Hypothetical (b)	1,000.00	1,014.62	2.10	10.66

(a)  Expenses are calculated using the Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Asset Type
At October 31, 2006

This chart shows the percentage breakdown by asset type of the Fund's total investment securities.

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TA IDEX Transamerica Balanced

SCHEDULE OF INVESTMENTS
At October 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (8.6%)
U.S. Treasury Bond 8.00%, due 11/15/2021 †	$1,450	$1,944
U.S. Treasury Inflation Indexed Bond 2.00%, due 01/15/2016	1,183	1,150
U.S. Treasury Note 4.75%, due 03/31/2011 4.88%, due 04/30/2011 † 4.50%, due 09/30/2011 † 3.88%, due 02/15/2013 † 4.00%, due 02/15/2015 † 4.13%, due 05/15/2015 † 4.50%, due 02/15/2016 † 5.13%, due 05/15/2016 † 4.88%, due 08/15/2016 † 4.50%, due 02/15/2036 †	1,975 578 850 4,386 280 1,450 1,133 769 2,033 1,685	1,988 585 847 4,219 269 1,402 1,124 799 2,075 1,626
Total U.S. Government Obligations (cost: $17,701)		18,028
MORTGAGE-BACKED SECURITIES (0.5%)
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A4 5.57%, due 10/15/2048 *	1,114	1,135
Total Mortgage-Backed Securities (cost: $1,120)		1,135
CORPORATE DEBT SECURITIES (18.0%)
Aerospace (0.8%)
Honeywell International, Inc. 6.13%, due 11/01/2011	660	687
Textron Financial Corp. 6.00%, due 11/20/2009	935	959
Agriculture (0.2%)
Michael Foods, Inc. 8.00%, due 11/15/2013	320	330
Air Transportation (0.3%)
FedEx Corp. 9.65%, due 06/15/2012	515	620
Amusement & Recreation Services (0.3%)
Harrah's Operating Co., Inc. 5.50%, due 07/01/2010	665	639
Business Credit Institutions (0.9%)
John Deere Capital Corp., Series D 4.40%, due 07/15/2009	1,000	982
Pemex Finance, Ltd. 9.03%, due 02/15/2011	765	821
Business Services (0.4%)
Clear Channel Communications, Inc. 4.63%, due 01/15/2008	545	538
Hertz Corp.–144A 10.50%, due 01/01/2016 †	300	329

	Principal	Value
Chemicals & Allied Products (1.5%)
Cytec Industries, Inc. 5.50%, due 10/01/2010	$325	$323
ICI Wilmington, Inc. 4.38%, due 12/01/2008	791	774
Lubrizol Corp. 4.63%, due 10/01/2009	1,350	1,325
Monsanto Co. 5.50%, due 07/30/2035	800	759
Commercial Banks (1.3%)
HBOS PLC–144A 5.92%, due 10/01/2015 †(a)(b)	700	685
Sumitomo Mitsui Banking–144A 5.63%, due 10/15/2015 (a)(b)	200	196
US Bank NA 3.75%, due 02/06/2009	435	423
USB Capital IX 6.19%, due 04/15/2011 (a)(b)	500	511
Wachovia Capital Trust III 5.80%, due 03/15/2011 (a)(b)	260	262
ZFS Finance USA Trust I–144A 6.45%, due 12/15/2065 (b)	765	764
Communication (0.2%)
Comcast Corp. 7.05%, due 03/15/2033	325	352
Computer & Office Equipment (0.4%)
Hewlett-Packard Co. 3.63%, due 03/15/2008	765	747
Construction (0.3%)
Centex Corp., Senior Note 4.75%, due 01/15/2008	620	614
Department Stores (0.1%)
Neiman-Marcus Group, Inc. 9.00%, due 10/15/2015	200	215
Electric Services (0.4%)
FPL Group Capital, Inc., Series B 5.55%, due 02/16/2008	3	3
PSEG Funding Trust 5.38%, due 11/16/2007	875	874
Electric, Gas & Sanitary Services (0.4%)
NiSource Finance Corp. 7.88%, due 11/15/2010	745	805
Food & Kindred Products (0.7%)
Archer-Daniels-Midland Co. 5.38%, due 09/15/2035	500	479
Bunge Ltd. Finance Corp. 4.38%, due 12/15/2008	930	909

The notes to the financial statements are an integral part of this report.

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TA IDEX Transamerica Balanced

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
Food Stores (0.1%)
Albertson's, Inc. 7.50%, due 02/15/2011	$270	$280
Gas Production & Distribution (1.4%)
Kinder Morgan Energy Partners, LP 7.75%, due 03/15/2032	334	383
Oneok, Inc. 5.51%, due 02/16/2008	1,730	1,731
Southern Union Co., Senior Note 6.15%, due 08/16/2008	926	933
Holding & Other Investment Offices (1.4%)
BRE Properties, Inc. REIT 5.75%, due 09/01/2009	1,115	1,125
Hutchison Whampoa International, Ltd.–144A 5.45%, due 11/24/2010	950	956
iStar Financial, Inc. REIT 4.88%, due 01/15/2009	875	864
Hotels & Other Lodging Places (0.2%)
Starwood Hotels & Resorts Worldwide, Inc. 7.38%, due 05/01/2007	400	403
Industrial Machinery & Equipment (0.1%)
Cummins, Inc. 7.13%, due 03/01/2028	215	225
Insurance (0.2%)
St. Paul Travelers Cos. (The), Inc. 6.75%, due 06/20/2036	480	533
Life Insurance (0.4%)
Prudential Financial, Inc. 5.75%, due 07/15/2033	820	814
Mortgage Bankers & Brokers (0.3%)
ILFC E-Capital Trust II–144A 6.25%, due 12/21/2065 (b)	360	365
MUFG Capital Finance 1, Ltd. 6.35%, due 07/25/2016 (a)(b)	325	328
Oil & Gas Extraction (0.6%)
Chesapeake Energy Corp., Senior Note 7.63%, due 07/15/2013	250	259
Husky Oil, Ltd. 8.90%, due 08/15/2028 (b)	570	600
PetroHawk Energy Corp.–144A 9.13%, due 07/15/2013	360	367
Personal Credit Institutions (0.4%)
Capital One Bank 5.75%, due 09/15/2010	800	813
Petroleum Refining (0.6%)
Enterprise Products Operating, LP 8.38%, due 08/01/2066 (b)	285	306
Valero Energy Corp. 3.50%, due 04/01/2009	1,110	1,066

	Principal	Value
Printing & Publishing (0.2%)
News America Holdings, Inc. 7.75%, due 12/01/2045	$392	$442
Radio & Television Broadcasting (0.3%)
Univision Communications, Inc. 7.85%, due 07/15/2011	610	617
Real Estate (0.3%)
Post Apartment Homes, LP 6.30%, due 06/01/2013	569	586
Security & Commodity Brokers (1.4%)
E*Trade Financial Corp. 8.00%, due 06/15/2011	500	519
Goldman Sachs Group, Inc., Subordinated Note 6.45%, due 05/01/2036	250	263
Mizuho Preferred Capital Co. LLC–144A 8.79%, due 06/30/2008 (a)(b)	1,100	1,157
Residential Capital Corp. 6.38%, due 06/30/2010	618	627
Western Union Co. (The)–144A 5.93%, due 10/01/2016	290	294
Stone, Clay & Glass Products (0.2%)
Lafarge SA 7.13%, due 07/15/2036	385	420
Telecommunications (1.1%)
Nextel Communications, Inc., Series D 7.38%, due 08/01/2015	360	372
SBC Communications, Inc. 4.13%, due 09/15/2009	1,003	973
Verizon Global Funding Corp. 4.00%, due 01/15/2008	955	941
Water Transportation (0.4%)
Royal Caribbean Cruises, Ltd. 8.75%, due 02/02/2011	815	890
Wholesale Trade Nondurable Goods (0.2%)
Domino's, Inc. 8.25%, due 07/01/2011	410	428
Total Corporate Debt Securities (cost: $37,736)		37,805
	Shares	Value
COMMON STOCKS (72.2%)
Air Transportation (0.8%)
FedEx Corp. †	15,000	$1,718
Apparel & Accessory Stores (0.9%)
Nordstrom, Inc.	41,000	1,941
Automotive (4.3%)
Harley-Davidson, Inc. †	71,000	4,873
PACCAR, Inc. †	70,000	4,145
Beverages (1.0%)
PepsiCo, Inc.	33,500	2,125
Communications Equipment (3.1%)
QUALCOMM, Inc.	180,000	6,550

The notes to the financial statements are an integral part of this report.

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TA IDEX Transamerica Balanced

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
Computer & Data Processing Services (3.0%)
Google, Inc.–Class A ‡	4,000	$1,906
Microsoft Corp.	153,465	4,406
Computer & Office Equipment (4.1%)
Apple Computer, Inc. ‡	70,000	5,676
Sandisk Corp. †‡	60,000	2,886
Drug Stores & Proprietary Stores (1.7%)
Walgreen Co.	80,000	3,494
Electronic & Other Electric Equipment (1.3%)
General Electric Co.	80,000	2,809
Engineering & Management Services (4.7%)
Jacobs Engineering Group, Inc. ‡	130,000	9,820
Food Stores (1.2%)
Whole Foods Market, Inc.	40,000	2,554
Hotels & Other Lodging Places (4.8%)
Marriott International, Inc.–Class A	200,000	8,354
MGM Mirage, Inc. †‡	43,000	1,850
Industrial Machinery & Equipment (7.8%)
Caterpillar, Inc.	135,000	8,196
Donaldson Co., Inc.	70,000	2,628
Kennametal, Inc.	90,000	5,554
Insurance (1.9%)
WellPoint, Inc. ‡	54,000	4,121
Medical Instruments & Supplies (1.4%)
Zimmer Holdings, Inc. ‡	40,000	2,880
Oil & Gas Extraction (4.8%)
Anadarko Petroleum Corp.	47,800	2,219
Apache Corp.	46,700	3,050
Schlumberger, Ltd. †	76,360	4,817
Petroleum Refining (2.0%)
Suncor Energy, Inc.	54,700	4,193
Pharmaceuticals (8.2%)
Amgen, Inc. ‡	62,995	4,782
Genentech, Inc. ‡	30,000	2,499
Roche Holding AG-Genusschein	57,698	10,098
Printing & Publishing (4.6%)
McGraw-Hill Cos., Inc. (The)	150,000	9,626
Security & Commodity Brokers (5.4%)
American Express Co.	90,000	5,203
Ameriprise Financial, Inc.	70,000	3,605
Chicago Mercantile Exchange	5,000	2,505
Telecommunications (0.9%)
Verizon Communications, Inc.	50,000	1,850
Transportation & Public Utilities (2.2%)
Expeditors International of Washington, Inc.	100,000	4,741
Wholesale Trade Durable Goods (2.1%)
Grainger (W.W.), Inc.	60,000	4,367
Total Common Stocks (cost: $111,604)		152,041

	Principal	Value
SECURITY LENDING COLLATERAL (9.2%)
Debt (8.9%)
Bank Notes (0.3%)
Bank of America 5.30%, due 11/20/2006 *	$611	$611
Commercial Paper (2.6%)
Barton Capital LLC–144A 5.27%, due 11/02/2006	244	244
CAFCO Funding LLC–144A 5.29%, due 11/17/2006	358	358
CIESCO LLC–144A 5.29%, due 11/16/2006	244	244
Clipper Receivables Corp. 5.28%, due 11/15/2006	122	122
Commonwealth Bank of Australia 5.29%, due 11/30/2006	244	244
Compass Securitization–144A 5.31%, due 12/15/2006	244	244
CRC Funding LLC–144A 5.31%, due 12/19/2006	234	234
Fairway Finance Corp.–144A 5.28%, due 11/17/2006 367 367 5.29%, due 11/22/2006	238	238
Falcon Asset Securitization Corp.–144A 5.29%, due 11/14/2006	122	122
General Electric Capital Corp. 5.29%, due 11/03/2006	489	489
Govco, Inc.–144A 5.28%, due 11/10/2006	122	122
Greyhawk Funding–144A 5.30%, due 11/27/2006	244	244
Jupiter Securitization Corp.–144A 5.28%, due 11/06/2006	244	244
Lexington Parker Capital Corp.–144A 5.29%, due 11/09/2006	244	244
Old Line Funding LLC–144A 5.28%, due 11/15/2006	244	244
Ranger Funding Co. LLC–144A 5.29%, due 11/16/2006	122	122
Sheffield Receivables Corp.–144A 5.28%, due 11/08/2006 122 122 5.30%, due 11/28/2006	244	244
Three Pillars Funding LLC–144A 5.29%, due 11/20/2006	244	244
Variable Funding Capital Co. LLC–144A 5.27%, due 11/08/2006 489 489 5.29%, due 11/28/2006	116	116
Yorktown Capital LLC 5.30%, due 12/14/2006	244	244
Euro Dollar Overnight (0.4%)
Fortis Bank 5.26%, due 11/07/2006	489	489

The notes to the financial statements are an integral part of this report.

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TA IDEX Transamerica Balanced

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
Euro Dollar Overnight (continued)
Societe Generale 5.28%, due 11/01/2006	$244	$244
Svenska Handlesbanken 5.30%, due 11/01/2006	128	128
Euro Dollar Terms (3.0%)
Abbey National PLC 5.28%, due 12/01/2006	489	489
BancoBilbao Vizcaya Argentaria SA 5.31%, due 01/03/2007	244	244
Bank of Montreal 5.28%, due 12/04/2006	244	244
Bank of Nova Scotia 5.27%, due 11/13/2006	489	489
Barclays 5.31%, due 11/21/2006 5.30%, due 01/03/2007	611 489	611 489
BNP Paribas 5.28%, due 12/12/2006 5.28%, due 12/15/2006	367 489	367 489
Canadian Imperial Bank of Commerce 5.28%, due 11/29/2006	611	611
Credit Suisse First Boston Corp. 5.29%, due 12/22/2006	733	733
Fortis Bank 5.26%, due 11/09/2006 5.30%, due 11/20/2006	244 244	244 244
HBOS Halifax Bank of Scotland 5.30%, due 01/08/2007	244	244
Royal Bank of Canada 5.30%, due 11/17/2006	244	244

	Principal	Value
Euro Dollar Terms (continued)
Toronto Dominion Bank 5.30%, due 12/11/2006	$244	$244
UBS AG 5.30%, due 01/04/2007	244	244
Repurchase Agreements (2.6%) ††
Credit Suisse First Boston Corp. 5.35%, dated 10/31/2006 to be repurchased at $723 on 11/01/2006	723	723
Goldman Sachs Group, Inc. (The) 5.35%, dated 10/31/2006 to be repurchased at $1,222 on 11/01/2006	1,222	1,222
Merrill Lynch & Co. 5.30%, dated 10/31/2006 to be repurchased at $2,688 on 11/01/2006	2,688	2,688
Morgan Stanley Dean Witter & Co. 5.30%, dated 10/31/2006 to be repurchased at $854 on 11/01/2006	854	854
	Shares	Value
Investment Companies (0.3%)
Barclays Global Investor Institutional Money Market Fund 1-day yield of 5.24%	488,615	$489
Merrimac Cash Fund, Premium Class 1-day yield of 5.09% @	180,418	180
Total Security Lending Collateral (cost: $19,443)		19,443
Total Investment Securities (cost: $187,604)#		$228,452

NOTES TO SCHEDULE OF INVESTMENTS:

†  At October 31, 2006, all or a portion of this security is on loan (see Note 1). The value at October 31, 2006, of all securities on loan is $18,995.

*  Floating or variable rate note. Rate is listed as of October 31, 2006.

(a)  The security has a perpetual maturity. The date shown is the next call date.

(b)  Coupon rate is fixed for a predetermined period of time and then converts to a floating rate until maturity/call date. Rate is listed as of October 31, 2006.

‡  Non-income producing.

††  Cash collateral for the Repurchase Agreements, valued at $5,677, that serve as collateral for securities lending, are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.25% and 11/06/2006–3/15/2046, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

#  Aggregate cost for federal income tax purposes is $187,871. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $41,914 and $1,333, respectively. Net unrealized appreciation for tax purposes is $40,581.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2006, these securities aggregated $9,599 or 4.6% of the net assets of the Fund.

REIT  Real Estate Investment Trust

The notes to the financial statements are an integral part of this report.

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TA IDEX Transamerica Balanced

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2006
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $187,604) (including securities loaned of $18,995)	$228,452
Cash	1,412
Receivables:
Shares of beneficial interest sold	79
Interest	853
Dividends	81
Dividend reclaims receivable	76
Other	50
231,003
Liabilities:
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	529
Management and advisory fees	148
Distribution and service fees	153
Transfer agent fees	47
Administration fees	4
Payable for collateral for securities on loan	19,443
Other	96
20,420
Net Assets	$210,583
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$189,445
Undistributed (accumulated) net investment income (loss)	(26)
Undistributed (accumulated) net realized gain (loss) from investment securities	(19,684)
Net unrealized appreciation (depreciation) on:
Investment securities	40,847
Translation of assets and liabilities denominated in foreign currencies	1
Net Assets	$210,583
Net Assets by Class:
Class A	$55,547
Class B	118,286
Class C	36,750
Shares Outstanding:
Class A	2,519
Class B	5,382
Class C	1,677
Net Asset Value Per Share:
Class A	$22.05
Class B	21.98
Class C	21.91
Maximum Offering Price Per Share (a):
Class A	$23.33

(a)  Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B and C shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 2006
(all amounts in thousands)

Investment Income:
Interest	$3,306
Dividends (net of withholding taxes on foreign dividends of $24)	1,620
Income from loaned securities-net	53
4,979
Expenses:
Management and advisory fees	1,849
Distribution and service fees: Class A	207
Class B	1,318
Class C	401
Transfer agent fees: Class A	182
Class B	299
Class C	81
Printing and shareholder reports	88
Custody fees	38
Administration fees	46
Legal fees	9
Audit fees	19
Trustees fees	23
Registration fees	52
Other	8
Total expenses	4,620
Net Investment Income (Loss)	359
Net Realized Gain (Loss) from:
Investment securities	16,542
Foreign currency transactions	4
16,546
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	7,463
Translation of assets and liabilities denominated in foreign currencies	3
7,466
Net Realized and Unrealized Gain (Loss) on Investment Securities and Foreign Currency Transactions	24,012
Net Increase (Decrease) in Net Assets Resulting from Operations	$24,371

The notes to the financial statements are an integral part of this report.

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TA IDEX Transamerica Balanced

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	October 31, 2006	October 31, 2005
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$359	$928
Net realized gain (loss) from investment securities and foreign currency transactions	16,546	8,075
Change in unrealized appreciation (depreciation) on investment securities and foreign currency translation	7,466	13,242
	24,371	22,245
Distributions to Shareholders:
From net investment income:
Class A	(248)	(674)
Class B	(110)	(257)
Class C	(35)	(207)
	(393)	(1,138)
Capital Share Transactions:
Proceeds from shares sold:
Class A	4,157	5,253
Class B	3,947	5,269
Class C	2,027	2,629
	10,131	13,151
Dividends and distributions reinvested:
Class A	239	648
Class B	102	237
Class C	32	189
	373	1,074
Cost of shares redeemed:
Class A	(19,168)	(22,047)
Class B	(40,189)	(45,442)
Class C	(12,737)	(17,265)
	(72,094)	(84,754)
Redemption fees:
Class A	– (a)	– (a)
Class B	– (a)	– (a)
Class C	– (a)	– (a)
	– (a)	– (a)
Automatic conversions:
Class A	1,663	509
Class B	(1,663)	(509)
	–	–
	(61,590)	(70,529)
Net increase (decrease) in net assets	(37,612)	(49,422)
Net Assets:
Beginning of year	248,195	297,617
End of year	$210,583	$248,195
Undistributed (Accumulated) Net Investment Income (Loss)	$(26)	$(26)

	October 31, 2006	October 31, 2005
Share Activity:
Shares issued:
Class A	196	270
Class B	186	270
Class C	96	135
	478	675
Shares issued–reinvested from distributions:
Class A	11	33
Class B	5	12
Class C	1	10
	17	55
Shares redeemed:
Class A	(903)	(1,130)
Class B	(1,897)	(2,329)
Class C	(604)	(887)
	(3,404)	(4,346)
Automatic conversions:
Class A	78	26
Class B	(78)	(26)
	–	–
Net increase (decrease) in shares outstanding:
Class A	(618)	(801)
Class B	(1,784)	(2,073)
Class C	(507)	(742)
	(2,909)	(3,616)

(a)  Rounds to less than $1.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

TA IDEX Transamerica Balanced 9

TA IDEX Transamerica Balanced

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations				Distributions			Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2006	$19.90	$0.12		$2.12	$2.24	$(0.09)	$–	$(0.09)	$22.05
	10/31/2005	18.53	0.15		1.41	1.56	(0.19)	–	(0.19)	19.90
	10/31/2004	17.43	0.14		1.08	1.22	(0.12)	–	(0.12)	18.53
	10/31/2003	16.23	0.19		1.21	1.40	(0.20)	–	(0.20)	17.43
	10/31/2002	17.31	0.29		(1.09)	(0.80)	(0.28)	–	(0.28)	16.23
Class B	10/31/2006	19.88	–	(h)	2.12	2.12	(0.02)	–	(0.02)	21.98
	10/31/2005	18.47	0.04		1.40	1.44	(0.03)	–	(0.03)	19.88
	10/31/2004	17.39	0.04		1.08	1.12	(0.04)	–	(0.04)	18.47
	10/31/2003	16.22	0.08		1.18	1.26	(0.09)	–	(0.09)	17.39
	10/31/2002	17.30	0.18		(1.09)	(0.91)	(0.17)	–	(0.17)	16.22
Class C	10/31/2006	19.82	0.01		2.10	2.11	(0.02)	–	(0.02)	21.91
	10/31/2005	18.45	0.04		1.41	1.45	(0.08)	–	(0.08)	19.82
	10/31/2004	17.39	(0.01)		1.11	1.10	(0.04)	–	(0.04)	18.45
	10/31/2003	16.22	0.08		1.18	1.26	(0.09)	–	(0.09)	17.39

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)		Net Investment Income (Loss) to Average		Portfolio Turnover
	Ended (g)	Return (c)	(000's)	Net (e)	Total (f)	Net Assets (a)		Rate (b)
Class A	10/31/2006	11.27%	$55,547	1.58%	1.58%	0.57	% (i)	51%
	10/31/2005	8.41	62,440	1.59	1.59	0.75	(i)	27
	10/31/2004	7.03	72,997	1.70	1.70	0.76		107
	10/31/2003	8.71	89,335	1.73	1.73	1.13		69
	10/31/2002	(4.72)	100,923	1.68	1.70	1.70		87
Class B	10/31/2006	10.65	118,286	2.15	2.15	0.01	(i)	51
	10/31/2005	7.80	142,479	2.14	2.14	0.20	(i)	27
	10/31/2004	6.44	170,630	2.26	2.26	0.19		107
	10/31/2003	7.84	199,472	2.37	2.37	0.48		69
	10/31/2002	(5.31)	214,019	2.33	2.35	1.05		87
Class C	10/31/2006	10.64	36,750	2.12	2.12	0.03	(i)	51
	10/31/2005	7.85	43,276	2.13	2.13	0.21	(i)	27
	10/31/2004	6.33	53,990	2.28	2.28	(0.08)		107
	10/31/2003	7.84	4,354	2.38	2.39	0.48		69

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.

(d)  Per share information is calculated based on average number of shares outstanding.

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  The inception date for the Fund's offering of share Class C was November 11, 2002.

(h)  Rounds less than $0.01 per share.

(i)  Ratio of Net Investment Income (Loss) to Average Net Assets are inclusive of Redemption Fees, if any. The impact of Redemption Fees is less than 0.01% for Class A, Class B, and Class C, respectively.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

TA IDEX Transamerica Balanced 10

TA IDEX Transamerica Balanced

NOTES TO FINANCIAL STATEMENTS
At October 31, 2006
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

In the normal course of business, TA IDEX Transamerica Balanced (the "Fund") enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers four classes of shares, Class A, Class B, Class C and Class I, each with a public offering price that reflects different sales charges, if any, and expense levels. Class I shares commenced operations on November 15, 2005. Class I is only available for investment to certain affiliated asset allocation funds. Prior to 11/15, certain affiliated asset allocation funds invested in Class A. Class I is currently uninvested. Class B shares will convert to Class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Foreign securities generally are valued based on quotations from the primary market in which they are traded. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund's net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not "readily available." As a result, foreign equity securities held by the Fund may be valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Other securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2006 was paying an interest rate of 3.65%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which Transamerica IDEX Mutual Funds has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within Transamerica IDEX Mutual Funds, or by any other party.

Transamerica IDEX Mutual Funds

Annual Report 2006

TA IDEX Transamerica Balanced 11

TA IDEX Transamerica Balanced

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2006
(all amounts in thousands)

NOTE 1.–(continued)

Recaptured commissions during the year ended October 31, 2006, of $3 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $23, earned by IBT for its services.

Real Estate Investment Trusts ("REITs"): There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates.

Dividend income is recorded at management's estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Redemption fees: A short-term trading redemption fee may be assessed on any Fund shares in a fund account that are sold during the first five (5) NYSE trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2006, the Fund received less than $1 in redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

NOTE 2.  RELATED PARTY TRANSACTIONS

Transamerica Fund Advisors, Inc. ("TFAI") is the Fund's investment adviser. Transamerica Fund Services, Inc. ("TFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. TFAI, TFS, and AFSG are affiliates of AEGON NV, a Netherlands corporation.

Transamerica Investment Management, LLC is both an affiliate of the Fund and a sub-adviser to the Fund.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

Investment advisory fees: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.80% of the first $250 million of ANA
0.75% of the next $250 million of ANA
0.70% of the next $1 billion of ANA
0.625% of ANA over $1.5 billion

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.45% Expense Limit

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the reimbursed class expenses.

There were no amounts recaptured during the year ended October 31, 2006. There are no amounts available for recapture at October 31, 2006.

Transamerica IDEX Mutual Funds

Annual Report 2006

TA IDEX Transamerica Balanced 12

TA IDEX Transamerica Balanced

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2006
(all amounts in thousands)

NOTE 2.–(continued)

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%
Class B	1.00%
Class C	1.00%
Class I	N/A

In the case the Fund or a class of shares of the Fund is closed to new investors or investments, the Fund is authorized to pay 12b-1 fees for past sales and distribution efforts and present and past investor services.

Underwriter commissions relate to front-end sales charges imposed for Class A shares and contingent deferred sales charges from Classes B, C, and certain A share redemptions. For the year ended October 31, 2006, the underwriter commissions were as follows:

Received by Underwriter	$95
Retained by Underwriter	14
Contingent Deferred Sales Charge	190

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are fees paid to external legal counsel.

Transfer agent fees: The Fund pays TFS an annual per-account charge for each open and closed account. The Fund paid TFS $540 for the year ended October 31, 2006.

Deferred compensation plan: Each eligible independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan maintained by Transamerica IDEX Mutual Funds (the "Plan"). Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds, including the Fund. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of October 31, 2006, to $38.

Retirement plan: Under a retirement plan (the "Emeritus Plan") available to the Disinterested Trustees, each Disinterested Trustee is deemed to have elected to serve as Trustee Emeritus of Transamerica IDEX upon his or her termination of service, other than removal for cause, for a maximum period of five years determined by his or her years of service as a Trustee.

Such amounts shall be accrued by Transamerica IDEX on a pro rata basis allocable to each Transamerica IDEX fund based on the relative assets of the fund. If retainers increase in the future, past accruals (and credits) will be adjusted upward so that 50% of the Trustee's current retainer is accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred become payable to an Emeritus Trustee (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation will be paid on a quarterly basis during the time period that the Trustee Emeritus is allowed to serve as such.

Amounts deferred and accrued under the Deferred Compensation and Emeritus Plans are unfunded and unsecured claims against the general assets of Transamerica IDEX. For the period ended October 31, 2006, the amount related to the Emeritus Plan was $13. As of October 31, 2006, the Fund has not made any payments related to the Emeritus Plan.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2006 were as follows:

Purchases of securities:
Long-Term	$70,482
U.S. Government	44,201
Proceeds from maturities and sales of securities:
Long-Term	114,119
U.S. Government	42,426

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales and capital loss carryforwards.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Shares of beneficial interest, unlimited shares authorized	$(35)
Undistributed (accumulated) net investment income (loss)	34
Undistributed (accumulated) net realized gain (loss) from investment securities	1

Transamerica IDEX Mutual Funds

Annual Report 2006

TA IDEX Transamerica Balanced 13

TA IDEX Transamerica Balanced

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2006
(all amounts in thousands)

NOTE 4.–(continued)

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

Capital Loss Carryforwards	Available through
$10,346	October 31, 2010
9,071	October 31, 2011

The capital loss carryforward utilized during the year ended October 31, 2006 was $16,204.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2005 and 2006 was as follows:

2005 Distributions paid from:
Ordinary Income	$1,138
Long-term Capital Gain	–
2006 Distributions paid from:
Ordinary Income	393
Long-term Capital Gain	–

The tax basis components of distributable earnings as of October 31, 2006 are as follows:

Undistributed Ordinary Income	$–
Undistributed Long-term Capital Gain	$–
Capital Loss Carryforward	$(19,417)
Other Temporary Differences	$(26)
Net Unrealized Appreciation (Depreciation)	$40,581

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

NOTE 6.  RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Manager is evaluating the application of FIN 48 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the financial statements.

In September 2006, FASB issued its new Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted. The Manager is evaluating the application of FAS 157 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, the Fund's financial statements.

Transamerica IDEX Mutual Funds

Annual Report 2006

TA IDEX Transamerica Balanced 14

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX Transamerica Balanced:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX Transamerica Balanced (the "Fund") at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

Tampa, Florida
December 27, 2006

Transamerica IDEX Mutual Funds

Annual Report 2006

TA IDEX Transamerica Balanced 15

TA IDEX Transamerica Balanced

SUPPLEMENTAL INFORMATION (unaudited)
TAX INFORMATION

For dividends paid during the year ended October 31, 2006, the Fund designated $358 as qualified dividend income.

For corporate shareholders, 91% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deduction.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2006. Complete information will be computed and reported in conjunction with your 2006 Form 1099-DIV.

Transamerica IDEX Mutual Funds

Annual Report 2006

TA IDEX Transamerica Balanced 16

TA IDEX Transamerica Convertible Securities

MARKET ENVIRONMENT

During the twelve months ended October 31, 2006, convertible securities responded positively to overall strength in the U.S. and global economies; and despite rising commodities prices, longer-term inflationary pressures remained in check. Although the U.S. housing market lost momentum as the period progressed, consumer spending showed considerable resilience, and business spending and foreign demand for U.S. products remained healthy. A steady stream of interest-rate hikes by the Federal Reserve Board ("Fed") undermined investor confidence mid-period, but investor sentiment later firmed, after the Fed opted to leave interest rates unchanged.

Against this backdrop, the Standard and Poor's 500 Composite Stock Index of stocks gained 16.33%. Convertibles, which are highly sensitive to equity-market trends, captured much of this advance, with the Merrill Lynch All U.S. Convertibles Index ("MLCI") rising 13.13%. Initially, the gains in both markets were centered primarily in commodity-sensitive sectors, where high global demand made it possible for businesses to raise prices. However, as companies in many industries continued to report healthy earnings, the positive results spread to all sectors of the market.

PERFORMANCE

For the year ended October 31, 2006, TA IDEX Transamerica Convertible Securities, Class A returned 12.15%. By comparison its benchmark, the MLCI returned 13.13%.

STRATEGY REVIEW

We seek the convertibles of well-run companies that generate free cash flow and stand to benefit from positive changes in the company, its industry, or the external forces driving its business. For example, recognizing that the sharp rise in oil and natural gas prices in 2004-2005 was part of a structural change in the energy industry, we entered the period with an overweighting in the energy sector. Over the course of the twelve months, this produced mixed results.

For example, Quicksilver Resources Inc. ("Quicksilver") and Arch Coal, Inc. ("Arch Coal") hampered performance. Quicksilver is a developer of unconventional natural gas reserves, including coal bed methane, shale gas, and tight sand gas. Arch Coal is one of the nation's largest coal producers. Milder weather during the 2005-2006 winter and again in September reduced demand for heating fuels, putting pressure on prices for both natural gas and coal. Nevertheless, we maintained our positions, in the belief that, like a great many energy-related companies, they stand to benefit from favorable long-term trends in the supply-demand ratio for fossil fuels.

The setbacks for Quicksilver, Arch Coal and others were more than offset by solid gains for two other energy holdings, Schlumberger Limited and Cameron International Corporation (formerly Cooper Cameron). Providers of services that increase the efficiency of energy exploration and production are less affected by near-term energy price fluctuations.

Also making strong contributions were Lions Gate Entertainment Corp. ("Lions Gate") and American Tower Corporation ("American Tower"). Filmmaker Lions Gate partnered with Comcast Corporation and Sony Pictures Entertainment to create a horror-genre channel that was launched in October 2005, giving Lions Gate yet another way to generate earnings from its films. And American Tower, which owns the towers on which wireless communications companies place their antennas, rebounded as it became increasingly clear that the company's finances will suffer no ill effects from a routine SEC investigation of its stock option practices.

Kirk J. Kim, CFA

Fund Manager
Transamerica Investment Management, LLC

Transamerica IDEX Mutual Funds

Annual Report 2006

1

TA IDEX Transamerica Convertible Securities

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Average Annual Total Return for Periods Ended 10/31/06

	1 year	From Inception	Inception Date
Class A (NAV)	12.15%	9.56%	3/1/02
Class A (POP)	6.82%	8.42%	3/1/02
MLCI[1]	13.13%	8.81%	3/1/02
Class B (NAV)	11.47%	8.82%	3/1/02
Class B (POP)	6.47%	8.66%	3/1/02
Class C (NAV)	11.44%	12.07%	11/11/02
Class C (POP)	10.44%	12.07%	11/11/02
Class I (NAV)	–	11.26%	11/15/05

NOTES

1  The Merrill Lynch All U.S. Convertibles (MLCI) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2006 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund.

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Annual Report 2006

2

TA IDEX Transamerica Convertible Securities

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2006 and held for the entire period until October 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$972.50	1.33%	$6.61
Hypothetical (b)	1,000.00	1,018.50	1.33	6.77
Class B
Actual	1,000.00	970.50	1.98	9.83
Hypothetical (b)	1,000.00	1,015.22	1.98	10.06
Class C
Actual	1,000.00	969.80	1.93	9.58
Hypothetical (b)	1,000.00	1,015.48	1.93	9.80
Class I
Actual	1,000.00	975.80	0.82	4.08
Hypothetical (b)	1,000.00	1,021.07	0.82	4.18

(a)  Expenses are calculated using the Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At October 31, 2006

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

Transamerica IDEX Mutual Funds

Annual Report 2006

3

TA IDEX Transamerica Convertible Securities

SCHEDULE OF INVESTMENTS

At October 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
CONVERTIBLE BOND (84.8%)
Aerospace (1.1%)
Armor Holdings, Inc. 2.00%, due 11/01/2024 (a)	$2,590	$2,998
Amusement & Recreation Services (1.2%)
Caesars Entertainment, Inc., Senior Note 5.37%, due 04/15/2024 *†	2,800	3,417
Automotive Dealers (2.3%)
United Auto Group, Inc., Subordinated Note 3.50%, due 04/01/2026	650	742
United Auto Group, Inc., Subordinated Note–144A 3.50%, due 04/01/2026	4,750	5,421
Commercial Banks (15.4%)
Credit Suisse/New York, NY 0.25%, due 10/11/2011	10,800	10,742
Deutsche Bank AG London 0.25%, due 04/11/2013	9,000	10,492
Euronet Worldwide, Inc., Senior Note 3.50%, due 10/15/2025 †	6,905	7,406
Wachovia Corp.–144A 0.25%, due 03/01/2013	7,500	7,942
Wells Fargo & Co. 0.25%, due 04/29/2014	5,000	5,412
Communication (4.7%)
American Tower Corp. 3.00%, due 08/15/2012	2,470	4,576
XM Satellite Radio Holdings, Inc. 1.75%, due 12/01/2009 †	6,000	4,882
XM Satellite Radio, Inc.–144A 1.75%, due 12/01/2009 †	4,000	3,255
Computer & Data Processing Services (0.7%)
Informatica Corp., Senior Note 3.00%, due 03/15/2026	2,000	1,967
Computer & Office Equipment (6.1%)
SanDisk Corp., Senior Note 1.00%, due 05/15/2013 †	13,180	11,944
Scientific Games Corp. 0.75%, due 12/01/2024	4,200	4,583
Electronic Components & Accessories (2.2%)
Intel Corp., Junior Subordinated Note 2.95%, due 12/15/2035 †	1,200	1,089
Intel Corp.–144A 2.95%, due 12/15/2035	5,500	4,991

	Principal	Value
Holding & Other Investment Offices (2.0%)
Archstone-Smith Operating Trust REIT, Senior Note 4.00%, due 07/15/2036	$4,020	$4,362
BRE Properties, Inc. REIT, Senior Note–144A 4.13%, due 08/15/2026	1,120	1,206
Hotels & Other Lodging Places (1.9%)
Hilton Hotels Corp., Senior Note 3.38%, due 04/15/2023	3,915	5,251
Industrial Machinery & Equipment (2.2%)
Cooper Cameron Corp., Senior Note 1.50%, due 05/15/2024	3,885	5,954
Instruments & Related Products (1.8%)
Allergan, Inc. 1.50%, due 04/01/2026 †	4,750	5,047
Management Services (2.2%)
Fluor Corp. 1.50%, due 02/15/2024	4,145	6,021
Manufacturing Industries (2.4%)
Shuffle Master, Inc. 1.25%, due 04/15/2024	5,700	6,569
Medical Instruments & Supplies (0.7%)
St. Jude Medical, Inc., Senior Note 2.80%, due 12/15/2035	2,000	1,982
Mortgage Bankers & Brokers (3.7%)
WMT Debt Exchangeable Trust–144A 0.25%, due 05/02/2013 §^	800	10,095
Motion Pictures (3.6%)
Lions Gate Entertainment Corp. 2.94%, due 10/15/2024 †	3,750	3,994
Macrovision Corp.–144A 2.63%, due 08/15/2011	4,900	5,770
Oil & Gas Extraction (6.6%)
Halliburton Co. 3.13%, due 07/15/2023	3,010	5,286
Quicksilver Resources, Inc., Senior Note 1.88%, due 11/01/2024	2,400	3,228
Schlumberger, Ltd., Series B 2.13%, due 06/01/2023	5,700	9,405
Personal Credit Institutions (1.5%)
American Express Co. 1.85%, due 12/01/2033 (b)	3,950	3,985

The notes to the financial statements are an integral part of this report.

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Annual Report 2006

4

TA IDEX Transamerica Convertible Securities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
Pharmaceuticals (1.5%)
Cubist Pharmaceuticals, Inc., Subordinated Note 2.25%, due 06/15/2013	$4,200	$4,153
Real Estate (2.0%)
EOP Operating, LP, Senior Note–144A 4.00%, due 07/15/2026	5,000	5,494
Research & Testing Services (2.0%)
Core Laboratories LP–144A 0.25%, due 10/31/2011	5,470	5,456
Security & Commodity Brokers (7.5%)
BlackRock, Inc./New York 2.63%, due 02/15/2035	4,600	7,061
Morgan Stanley Group, Inc.–144A 0.25%, due 07/30/2014 §	4,800	4,595
Svensk Exportkredit AB 0.25%, due 01/31/2015 §	4,800	8,772
Telecommunications (3.6%)
NII Holdings, Inc., Senior Note 2.75%, due 08/15/2025	6,785	9,923
Transportation Equipment (2.1%)
Trinity Industries, Inc. 3.88%, due 06/01/2036	5,500	5,693
Water Transportation (2.0%)
Carnival Corp., Senior Note 2.00%, due 04/15/2021	4,300	5,483
Wholesale Trade Durable Goods (1.8%)
WESCO International, Inc., Senior Note 2.63%, due 10/15/2025	2,950	5,011
Total Convertible Bond (cost: $209,580)		231,655
	Shares	Value
CONVERTIBLE PREFERRED STOCKS (13.0%)
Chemicals & Allied Products (1.9%)
Celanese Corp.	178,600	$5,269
Insurance (1.8%)
Fortis Insurance NV–144A	3,665	4,978
Life Insurance (2.0%)
Metlife, Inc. ‡	185,000	5,480
Metal Mining (1.0%)
Freeport-McMoRan Copper & Gold, Inc.	1,950	2,667
Mining (1.4%)
Arch Coal, Inc.	22,000	3,699
Oil & Gas Extraction (2.5%)
Chesapeake Energy Corp.	33,600	6,957

	Shares	Value
Security & Commodity Brokers (1.2%)
Credit Suisse First Boston USA, Inc.	52,500	$3,231
Variety Stores (1.2%)
Retail Ventures, Inc.	50,000	3,144
Total Convertible Preferred Stocks (cost: $31,143)		35,425
	Principal	Value
SECURITY LENDING COLLATERAL (10.3%)
Debt (9.9%)
Bank Notes (0.3%)
Bank of America 5.30%, due 11/20/2006 *	$879	$879
Commercial Paper (2.9%)
Barton Capital LLC–144A 5.27%, due 11/02/2006	352	352
CAFCO Funding LLC–144A 5.29%, due 11/17/2006	515	515
CIESCO LLC–144A 5.29%, due 11/16/2006	352	352
Clipper Receivables Corp. 5.28%, due 11/15/2006	176	176
Commonwealth Bank of Australia 5.29%, due 11/30/2006	352	352
Compass Securitization–144A 5.31%, due 12/15/2006	352	352
CRC Funding LLC–144A 5.31%, due 12/19/2006	337	337
Fairway Finance Corp.–144A 5.28%, due 11/17/2006 5.29%, due 11/22/2006	528 342	528 342
Falcon Asset Securitization Corp.–144A 5.29%, due 11/14/2006	176	176
General Electric Capital Corp. 5.29%, due 11/03/2006	703	703
Govco, Inc.–144A 5.28%, due 11/10/2006	176	176
Greyhawk Funding–144A 5.30%, due 11/27/2006	352	352
Jupiter Securitization Corp.–144A 5.28%, due 11/06/2006	352	352
Lexington Parker Capital Corp.–144A 5.29%, due 11/09/2006	352	352
Old Line Funding LLC–144A 5.28%, due 11/15/2006	352	352
Ranger Funding Co. LLC–144A 5.29%, due 11/16/2006	176	176
Sheffield Receivables Corp.–144A 5.28%, due 11/08/2006 5.30%, due 11/28/2006	176 352	176 352

The notes to the financial statements are an integral part of this report.

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Annual Report 2006

5

TA IDEX Transamerica Convertible Securities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
Commercial Paper (continued)
Three Pillars Funding LLC–144A 5.29%, due 11/20/2006	$352	$352
Variable Funding Capital Co. LLC–144A 5.27%, due 11/08/2006 703 703 5.29%, due 11/28/2006	167	167
Yorktown Capital LLC 5.30%, due 12/14/2006	352	352
Euro Dollar Overnight (0.5%)
Fortis Bank 5.26%, due 11/07/2006	703	703
Societe Generale 5.28%, due 11/01/2006	352	352
Svenska Handlesbanken 5.30%, due 11/01/2006	184	184
Euro Dollar Terms (3.3%)
Abbey National PLC 5.28%, due 12/01/2006	703	703
BancoBilbao Vizcaya Argentaria SA 5.31%, due 01/03/2007	352	352
Bank of Montreal 5.28%, due 12/04/2006	352	352
Bank of Nova Scotia 5.27%, due 11/13/2006	703	703
Barclays 5.31%, due 11/21/2006 5.30%, due 01/03/2007	879 703	879 703
BNP Paribas 5.28%, due 12/12/2006 5.28%, due 12/15/2006	528 704	528 704
Canadian Imperial Bank of Commerce 5.28%, due 11/29/2006	879	879
Credit Suisse First Boston Corp. 5.29%, due 12/22/2006	1,055	1,055
Fortis Bank 5.26%, due 11/09/2006 5.30%, due 11/20/2006	352 352	352 352
HBOS Halifax Bank of Scotland 5.30%, due 01/08/2007	352	352
Royal Bank of Canada 5.30%, due 11/17/2006	352	352
Toronto Dominion Bank 5.30%, due 12/11/2006	352	352
UBS AG 5.30%, due 01/04/2007	352	352

	Principal	Value
Repurchase Agreements (2.9%) ††
Credit Suisse First Boston Corp. 5.35%, dated 10/31/2006 to be repurchased at $1,040 on 11/01/2006	$1,040	$1,040
Goldman Sachs Group, Inc. (The) 5.35%, dated 10/31/2006 to be repurchased at $1,759 on 11/01/2006	1,759	1,759
Merrill Lynch & Co. 5.30%, dated 10/31/2006 to be repurchased at $3,870 on 11/01/2006	3,869	3,869
Morgan Stanley Dean Witter & Co. 5.30%, dated 10/31/2006 to be repurchased at $1,230 on 11/01/2006	1,229	1,229
	Shares	Value
Investment Companies (0.4%)
Barclays Global Investor Institutional Money Market Fund 1-day yield of 5.24%	703,554	$704
Merrimac Cash Fund, Premium Class 1-day yield of 5.09% @	259,782	260
Total Security Lending Collateral (cost: $27,996)		27,996
Total Investment Securities (cost: $268,719) #		$295,076

The notes to the financial statements are an integral part of this report.

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Annual Report 2006

6

TA IDEX Transamerica Convertible Securities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2006
(all amounts except share amounts in thousands)

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  Armor Holding, Inc. has a coupon rate of 2.00% until 11/01/2011, thereafter the coupon rate will be 0.00%.

*  Floating or variable rate note. Rate is listed as of October 31, 2006.

†  At October 31, 2006, all or a portion of this security is on loan (see Note 1). The value at October 31, 2006, of all securities on loan is $26,596.

§  Security is deemed to be illiquid.

^  Security trades in units. Each unit represents $1,000.

(b)  American Express Co. has a coupon rate of 1.85% until 12/01/2006, thereafter the coupon rate will be 0.00%.

‡  Non-income producing.

††  Cash collateral for the Repurchase Agreements, valued at $8,174, that serve as collateral for securities lending, are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.25% and 11/06/2006–3/15/2046, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

#  Aggregate cost for federal income tax purposes is $268,754. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $29,985 and $3,663, respectively. Net unrealized appreciation for tax purposes is $26,322.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2006, these securities aggregated $65,667 or 24.1% of the net assets of the Fund.

REIT  Real Estate Investment Trust

The notes to the financial statements are an integral part of this report.

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Annual Report 2006

7

TA IDEX Transamerica Convertible Securities

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2006
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $268,719) (including securities loaned of $26,596)	$295,076
Cash	14,612
Receivables:
Investment securities sold	877
Shares of beneficial interest sold	32
Interest	949
Dividends	148
Other	8
311,702
Liabilities:
Investment securities purchased	10,419
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	23
Management and advisory fees	177
Distribution and service fees	11
Transfer agent fees	2
Administration fees	5
Payable for collateral for securities on loan	27,996
Other	43
38,676
Net Assets	$273,026
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$232,037
Undistributed (accumulated) net investment income (loss)	258
Undistributed (accumulated) net realized gain (loss) from investment securities	14,374
Net unrealized appreciation (depreciation) on investment securities	26,357
Net Assets	$273,026
Net Assets by Class:
Class A	$6,350
Class B	6,651
Class C	3,551
Class I	256,474
Shares Outstanding:
Class A	498
Class B	524
Class C	280
Class I	20,098
Net Asset Value Per Share:
Class A	$12.76
Class B	12.71
Class C	12.66
Class I	12.76
Maximum Offering Price Per Share (a):
Class A	$13.40

(a)  Includes the maximum selling commission (represented as a percentage of offering price) whuch is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B, C and I shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 2006 (b)
(all amounts in thousands)

Investment Income:
Interest	$3,664
Dividends	964
Income from loaned securities–net	73
	4,701
Expenses:
Management and advisory fees	1,751
Distribution and service fees:
Class A	52
Class B	68
Class C	38
Transfer agent fees:
Class A	10
Class B	12
Class C	4
Class I	–	(c)
Printing and shareholder reports	6
Custody fees	31
Administration fees	47
Legal fees	9
Audit fees	19
Trustees fees	22
Registration fees	36
Other	5
Total expenses	2,110
Net Investment Income (Loss)	2,591
Net Realized and Unrealized Gain (Loss)
Realized gain (loss) from investment securities	14,409
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	8,663
Net Realized and Unrealized Gain (Loss) on Investment Securities	23,072
Net Increase (Decrease) in Net Assets Resulting from Operations	$25,663

(b)  Class I was offered for investment on November 15, 2005.

(c)  Rounds to less than $1.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

8

TA IDEX Transamerica Convertible Securities

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	October 31, 2006 (a)	October 31, 2005
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$2,591	$3,742
Net realized gain (loss) from investment securities	14,409	2,181
Change in unrealized appreciation (depreciation) on investment securities	8,663	12,365
	25,663	18,288
Distributions to Shareholders:
From net investment income:
Class A	(62)	(3,735)
Class B	(10)	(60)
Class C	(5)	(50)
Class I	(2,253)	–
	(2,330)	(3,845)
From net realized gains:
Class A	(69)	(4,356)
Class B	(74)	(142)
Class C	(51)	(113)
Class I	(1,987)	–
	(2,181)	(4,611)
Capital Share Transactions:
Proceeds from shares sold:
Class A	3,899	28,320
Class B	882	1,221
Class C	1,213	563
Class I	276,702	–
	282,696	30,104
Dividends and distributions reinvested:
Class A	107	8,026
Class B	66	151
Class C	46	128
Class I	4,240	–
	4,459	8,305
Cost of shares redeemed:
Class A	(210,248)	(24,313)
Class B	(1,615)	(1,407)
Class C	(2,598)	(1,658)
Class I	(41,315)	–
	(255,776)	(27,378)
Redemption fees:
Class B	– (b)	– (b)
Class C	– (b)	– (b)
	– (b)	– (b)
Automatic conversions:
Class A	4	1
Class B	(4)	(1)
	–	–
	31,379	11,031
Net increase (decrease) in net assets	52,531	20,863

	October 31, 2006 (a)	October 31, 2005
Net Assets:
Beginning of year	$220,495	$199,632
End of year	$273,026	$220,495
Undistributed (Accumulated) Net Investment Income (Loss)	$258	$–
Share Activity:
Shares issued:
Class A	311	2,466
Class B	72	108
Class C	98	49
Class I	23,177	–
	23,658	2,623
Shares issued–reinvested from distributions:
Class A	9	697
Class B	5	13
Class C	4	11
Class I	346	–
	364	721
Shares redeemed:
Class A	(17,934)	(2,139)
Class B	(130)	(124)
Class C	(210)	(147)
Class I	(3,425)	–
	(21,699)	(2,410)
Net increase (decrease) in shares outstanding:
Class A	(17,614)	1,024
Class B	(53)	(3)
Class C	(108)	(87)
Class I	20,098	–
	2,323	934

(a)  Class I was offered for investment on November 15, 2005.

(b)  Amount rounds to less than $1.

The notes to the financial statements are an integral part of this report.

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Annual Report 2006

9

TA IDEX Transamerica Convertible Securities

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations				Distributions			Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2006	$11.56	$0.07		$1.33	$1.40	$(0.07)	$(0.13)	$(0.20)	$12.76
	10/31/2005	11.00	0.20		0.81	1.01	(0.20)	(0.25)	(0.45)	11.56
	10/31/2004	11.32	0.21		0.56	0.77	(0.22)	(0.87)	(1.09)	11.00
	10/31/2003	9.39	0.24		1.92	2.16	(0.23)	–	(0.23)	11.32
	10/31/2002	10.00	0.14		(0.67)	(0.53)	(0.08)	–	(0.08)	9.39
Class B	10/31/2006	11.54	–	(h)	1.32	1.32	(0.02)	(0.13)	(0.15)	12.71
	10/31/2005	11.00	0.09		0.80	0.89	(0.10)	(0.25)	(0.35)	11.54
	10/31/2004	11.31	0.14		0.57	0.71	(0.15)	(0.87)	(1.02)	11.00
	10/31/2003	9.38	0.17		1.93	2.10	(0.17)	–	(0.17)	11.31
	10/31/2002	10.00	0.11		(0.68)	(0.57)	(0.05)	–	(0.05)	9.38
Class C	10/31/2006	11.50	–	(i)	1.31	1.31	(0.02)	(0.13)	(0.15)	12.66
	10/31/2005	10.97	0.08		0.82	0.90	(0.12)	(0.25)	(0.37)	11.50
	10/31/2004	11.31	0.11		0.57	0.68	(0.15)	(0.87)	(1.02)	10.97
	10/31/2003	9.36	0.17		1.95	2.12	(0.17)	–	(0.17)	11.31
Class I	10/31/2006	11.71	0.14		1.17	1.31	(0.13)	(0.13)	(0.26)	12.76

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)		Net Investment Income (Loss) to Average		Portfolio Turnover
	Ended (g)	Return (c)	(000's)	Net (e)	Total (f)	Net Assets (a)		Rate (b)
Class A	10/31/2006	12.15%	$6,350	1.25%	1.25%	0.59%		69%
	10/31/2005	9.24	209,374	1.17	1.17	1.74		87
	10/31/2004	7.06	188,049	1.20	1.20	1.83		157
	10/31/2003	23.49	175,175	1.33	1.33	2.27		119
	10/31/2002	(5.42)	10,205	1.73	3.85	2.59		170
Class B	10/31/2006	11.47	6,651	1.99	1.99	–	(h)(j)	69
	10/31/2005	8.09	6,656	2.15	2.15	0.76	(j)	87
	10/31/2004	6.52	6,379	1.79	1.79	1.24		157
	10/31/2003	22.58	6,508	1.98	1.98	1.62		119
	10/31/2002	(5.68)	1,138	2.38	4.50	1.94		170
Class C	10/31/2006	11.44	3,551	1.94	1.94	0.02	(j)	69
	10/31/2005	8.17	4,465	2.16	2.16	0.73	(j)	87
	10/31/2004	6.33	5,204	2.05	2.05	0.98		157
	10/31/2003	22.84	5,048	1.98	1.98	1.62		119
Class I	10/31/2006	11.26	256,474	0.82	0.82	1.20		69

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

10

TA IDEX Transamerica Convertible Securities

FINANCIAL HIGHLIGHTS (continued)
NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.

(d)  Per share information is calculated based on average number of shares outstanding.

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  TA IDEX Transamerica Convertible Securities ("the Fund") commenced operations on March 1, 2002. The inception dates for the Fund's offering of share classes were as follows:

Class C was November 11, 2002.

Class I was November 15, 2005.

(h)  Rounds to less than $(0.01).

(i)  Rounds to less than $0.01.

(j)  Ratio of Net Investment Income (Loss) to Average Net Assets are inclusive of Redemption Fees, if any. The impact of Redemption Fees is less than 0.01% for Class B, and Class C, respectively.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

11

TA IDEX Transamerica Convertible Securities

NOTES TO FINANCIAL STATEMENTS
At October 31, 2006
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

In the normal course of business, TA IDEX Transamerica Convertible Securities (the "Fund") enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers four classes of shares, Class A, Class B, Class C and Class I, each with a public offering price that reflects different sales charges, if any, and expense levels. Class I shares commenced operations on November 15, 2005. Class I is only available for investment to certain affiliated asset allocation funds. Prior to 11/15, certain affiliated asset allocation funds invested in Class A. Class B shares will convert to Class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.Investment company securities are valued at the net asset value of the underlying portfolio.

Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2006 was paying an interest rate of 3.65%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $31, earned by IBT for its services.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Redemption fees: A short-term trading redemption fee may be assessed on any Fund shares in a fund account that are sold during the first five (5) NYSE trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2006, the Fund received less than $1 in redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

Transamerica IDEX Mutual Funds

Annual Report 2006

12

TA IDEX Transamerica Convertible Securities

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2006
(all amounts in thousands)

NOTE 2.  RELATED PARTY TRANSACTIONS

Transamerica Fund Advisors, Inc. ("TFAI") is the Fund's investment adviser. Transamerica Fund Services, Inc. ("TFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. TFAI, TFS, and AFSG are affiliates of AEGON NV, a Netherlands corporation.

Transamerica Investment Management, LLC is both an affiliate of the Fund and a sub-adviser to the Fund.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

The following schedule represents the percentage of Fund assets owned by affiliated investment companies at October 31, 2006:

	Net Assets	% of Net Assets
TA IDEX Asset Allocation– Conservative Portfolio	$18,303	6.70%
TA IDEX Asset Allocation– Moderate Portfolio	93,863	34.38%
TA IDEX Asset Allocation– Moderate Growth Portfolio	144,308	52.86%
Total	$256,474	93.94%

Investment advisory fees: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.75% of the first $250 million of ANA
0.70% of ANA over $250 million

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.35% Expense Limit

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the reimbursed class expenses.

There were no amounts recaptured during the year ended October 31, 2006. There are no amounts available for recapture at October 31, 2006.

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%
Class B	1.00%
Class C	1.00%
Class I	N/A

In the case the Fund or a class of shares of the Fund is closed to new investors or investments, the Fund is authorized to pay 12b-1 fees for past sales and distribution efforts and present and past investor services.

Underwriter commissions relate to front-end sales charges imposed for Class A shares and contingent deferred sales charges from Classes B, C, and certain A share redemptions. For the year ended October 31, 2006, the underwriter commissions were as follows:

Received by Underwriter	$29
Retained by Underwriter	6
Contingent Deferred Sales Charge	15

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are fees paid to external legal counsel.

Transfer agent fees: The Fund pays TFS an annual per-account charge for each open and closed account. The Fund paid TFS $25 for the year ended October 31, 2006.

Deferred compensation plan: Each eligible independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan maintained by Transamerica IDEX Mutual Funds (the "Plan"). Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds, including the Fund. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of October 31, 2006, to $8.

Retirement plan: Under a retirement plan (the "Emeritus Plan") available to the Disinterested Trustees, each Disinterested Trustee is deemed to have elected to serve as Trustee Emeritus of Transamerica IDEX upon his or her termination of service, other than removal for cause, for a maximum period of five years determined by his or her years of service as a Trustee.

Transamerica IDEX Mutual Funds

Annual Report 2006

13

TA IDEX Transamerica Convertible Securities

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2006
(all amounts in thousands)

NOTE 2.–(continued)

Such amounts shall be accrued by Transamerica IDEX on a pro rata basis allocable to each Transamerica IDEX fund based on the relative assets of the fund. If retainers increase in the future, past accruals (and credits) will be adjusted upward so that 50% of the Trustee's current retainer is accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred become payable to an Emeritus Trustee (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation will be paid on a quarterly basis during the time period that the Trustee Emeritus is allowed to serve as such.

Amounts deferred and accrued under the Deferred Compensation and Emeritus Plans are unfunded and unsecured claims against the general assets of Transamerica IDEX. For the period ended October 31, 2006, the amount related to the Emeritus Plan was $13. As of October 31, 2006, the Fund has not made payments related to the Emeritus Plan.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2006 were as follows:

Purchases of securities:
Long-Term	$178,163
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	151,440
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Shares of beneficial interest, unlimited shares authorized	$1
Undistributed (accumulated) net investment income (loss)	(3)
Undistributed (accumulated) net realized gain (loss) from investment securities	2

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2005 and 2006 was as follows:

2005 Distributions paid from:
Ordinary Income	$7,596
Long-term Capital Gain	860
2006 Distributions paid from:
Ordinary Income	3,250
Long-term Capital Gain	1,261

The tax basis components of distributable earnings as of October 31, 2006 are as follows:

Undistributed Ordinary Income	$258
Undistributed Long-term Capital Gain	$14,409
Capital Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$26,322

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the

Transamerica IDEX Mutual Funds

Annual Report 2006

14

TA IDEX Transamerica Convertible Securities

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2006
(all amounts in thousands)

NOTE 5.–(continued)

exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

NOTE 6.  RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Manager is evaluating the application of FIN 48 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the financial statements.

In September 2006, FASB issued its new Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted. The Manager is evaluating the application of FAS 157 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, the Fund's financial statements.

Transamerica IDEX Mutual Funds

Annual Report 2006

15

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX Transamerica Convertible Securities:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX Transamerica Convertible Securities (the "Fund") at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida
December 27, 2006

Transamerica IDEX Mutual Funds

Annual Report 2006

16

TA IDEX Transamerica Convertible Securities

SUPPLEMENTAL INFORMATION (unaudited)
TAX INFORMATION

For dividends paid during the year ended October 31, 2006, the Fund designated $884 as qualified dividend income.

For corporate shareholders, 20% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deduction.

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $1,261 for the year ended October 31, 2006.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2006. Complete information will be computed and reported in conjunction with your 2006 Form 1099-DIV.

Transamerica IDEX Mutual Funds

Annual Report 2006

17

TA IDEX Transamerica Equity

MARKET ENVIRONMENT

In the initial months of the reporting period, investors seemed to generally overlook high energy prices, rising inflation, and the Federal Reserve Board's ("Fed") efforts to stanch inflation by raising interest rates. Focusing instead on sustained economic growth and strong corporate earnings, they bid stock prices up through mid-May, at which time apprehension about dogged inflationary pressures and the Fed's interest-rate policy finally gained the upper hand. Equities surrendered some of their earlier gains as investors worried that the Fed's seventeen rate increases since 2004 might slow the economy to the point of recession.

Market conditions remained negative until the Fed opted to leave interest rates unchanged, signaling reduced concerns about inflation. The market rebounded, buoyed by the Fed's decision, flagging energy prices, and continued strength in corporate earnings. Reflecting a sizable run-up in commodities prices, the energy, materials, and utilities sectors – traditional "value" sectors of the market – advanced.

PERFORMANCE

For the year ended October 31, 2006, TA IDEX Transamerica Equity, Class A returned 11.71%. By comparison its benchmark, the Russell 1000 Growth Index, returned 10.84%.

STRATEGY REVIEW

We invest in companies that, in addition to having capable management teams, stable balance sheets and highly competitive positions, stand to benefit from long-term secular trends. Among those trends are the growing levels of wealth accumulation and capital flows worldwide and increased spending on bridges, roads, dams, etc., as nations develop or replace their infrastructure. Because many of the companies that meet these parameters are industrial, consumer discretionary, and technology businesses, the portfolio was overweighted in those sectors.

Making the largest contributions to total return were several companies that are well positioned to benefit from the abovementioned trends, including Expeditors International of Washington, Inc. ("Expeditors"), Chicago Mercantile Exchange Holdings Inc. ("CME") and Apple Computer, Inc. ("Apple").

Expeditors, a freight broker, has experienced exceptional earnings growth driven by increasing levels of international trade. Acting as the middle man, Expeditors arranges contracts between shippers and shipping companies. Because it has no shipping assets (e.g., trucks or freighters) of its own, Expeditors can quickly expand its business without large-scale investment in costly transportation equipment. This flexible business model, combined with rising freight volumes, helped Expeditors achieve strong earnings growth in recent quarters, fueling strong stock-price gains during the year.

CME, an electronic futures exchange, is a beneficiary of the worldwide trend among banks and other financial institutions to diversify financial risk through the issuance of derivatives. The speed and transparency of CME's electronic format are helping it capture market share from traditional exchanges.

Apple, which is growing along with rising levels of individual wealth and discretionary spending, maintained its dominance of the personal music device (i.e., iPod) business and is gaining share in the consumer personal computer market.

These gains were partially offset by losses in a variety of sectors, most notably consumer discretionary stocks, eBay Inc. ("eBay") and XM Satellite Radio Holdings Inc. ("XM"), and health care holdings, Genentech Inc. ("Genentech") and Celgene Corporation ("Celgene"). Concerned about their future profitability, we eliminated eBay and XM. We had no such concerns for Genentech, a developer of cancer treatments, or Celgene, which manufactures treatments for leprosy and certain blood cancers.

Gary U. Rollé, CFA

Fund Manager
Transamerica Investment Management, LLC

Transamerica IDEX Mutual Funds

Annual Report 2006

1

TA IDEX Transamerica Equity

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Average Annual Total Return for Periods Ended 10/31/06

	1 year	5 years	From Inception	Inception Date
Class A (NAV)	11.71%	9.56%	0.11%	3/1/00
Class A (POP)	5.57%	8.33%	(0.74)%	3/1/00
Russell 1000 Growth[1]	10.84%	4.07%	(5.43)%	3/1/00
Class B (NAV)	11.06%	8.78%	(0.63)%	3/1/00
Class B (POP)	6.06%	8.64%	(0.63)%	3/1/00
Class C (NAV)	11.16%	–	16.15%	11/11/02
Class C (POP)	10.16%	–	16.15%	11/11/02
Class I (NAV)	–	–	8.83%	11/15/05
Class T (NAV)	–	–	0.30%	10/27/06

NOTES

1  The Russell 1000 Growth (Russell 1000 Growth) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2006 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund.

Effective October 27, 2006, TA IDEX Great Companies-America and TA IDEX Janus Growth merged into the Fund.

Transamerica IDEX Mutual Funds

Annual Report 2006

2

TA IDEX Transamerica Equity

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2006 and held for the entire period until October 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$999.00	1.49%	$7.51
Hypothetical (b)	1,000.00	1,017.69	1.49	7.58
Class B
Actual	1,000.00	995.70	2.17	10.92
Hypothetical (b)	1,000.00	1,014.27	2.17	11.02
Class C
Actual	1,000.00	997.90	2.04	10.27
Hypothetical (b)	1,000.00	1,014.92	2.04	10.36
Class I
Actual	1,000.00	1,003.00	0.81	4.09
Hypothetical (b)	1,000.00	1,021.12	0.81	4.13
Class T
Actual	1,000.00	1,003.00	0.84	0.09
Hypothetical (b)	1,000.00	1,000.46	0.84	0.09

(a)  Expenses are calculated using the Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days for Classes A, B, C and I, and 4 days for Class T), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At October 31, 2006

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

Transamerica IDEX Mutual Funds

Annual Report 2006

3

TA IDEX Transamerica Equity

SCHEDULE OF INVESTMENTS
At October 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (96.8%)
Aerospace (0.1%)
United Technologies Corp.	36,000	$2,366
Air Transportation (1.4%)
FedEx Corp.	213,000	24,397
Amusement & Recreation Services (1.4%)
Disney (Walt) Co. (The)	50,660	1,594
Harrah's Entertainment, Inc.	309,960	23,039
Apparel & Accessory Stores (0.5%)
Nordstrom, Inc.	182,000	8,618
Automotive (0.8%)
Harley-Davidson, Inc.	196,000	13,451
PACCAR, Inc.	14,250	844
Automotive Dealers (0.4%)
Carmax, Inc. ‡	158,340	7,014
Beverages (1.3%)
PepsiCo, Inc.	345,350	21,909
Business Services (1.6%)
Lamar Advertising Co. ‡	474,640	27,377
Chemicals & Allied Products (4.4%)
Praxair, Inc.	450,000	27,112
Procter & Gamble Co.	382,095	24,221
Reckitt Benckiser PLC	569,050	24,756
Commercial Banks (0.8%)
Commerce Bancorp, Inc.	330,545	11,543
JP Morgan Chase & Co.	56,000	2,657
Communication (1.1%)
Comcast Corp.–Special Class A ‡	472,785	19,138
Communications Equipment (4.0%)
Corning, Inc. ‡	81,000	1,655
QUALCOMM, Inc.	1,446,015	52,620
Research In Motion, Ltd. ‡	133,795	15,718
Computer & Data Processing Services (10.7%)
Amdocs, Ltd. ‡	449,345	17,417
Ceridian Corp. ‡	626,150	14,758
Google, Inc.–Class A ‡	61,265	29,186
Intuit, Inc. ‡	765,000	27,004
Microsoft Corp.	1,163,000	33,390
NAVTEQ Corp. ‡	358,695	11,909
Yahoo!, Inc. ‡	1,938,260	51,054
Computer & Office Equipment (5.6%)
Apple Computer, Inc. ‡	828,445	67,170
EMC Corp. ‡	958,165	11,738
Sandisk Corp. ‡	383,500	18,446

	Shares	Value
Drug Stores & Proprietary Stores (1.6%)
Walgreen Co.	618,000	$26,994
Electronic & Other Electric Equipment (3.2%)
General Electric Co.	1,553,695	54,550
Electronic Components & Accessories (0.1%)
Intel Corp.	100,000	2,134
Engineering & Management Services (1.5%)
Jacobs Engineering Group, Inc. ‡	334,000	25,230
Food Stores (2.5%)
Safeway, Inc.	624,020	18,321
Whole Foods Market, Inc.	400,365	25,559
Health Services (1.3%)
Coventry Health Care, Inc. ‡	481,105	22,588
Hotels & Other Lodging Places (4.7%)
Las Vegas Sands Corp. ‡	153,000	11,659
Marriott International, Inc.–Class A	703,000	29,364
MGM Mirage, Inc. ‡	475,000	20,435
Starwood Hotels & Resorts Worldwide, Inc.	338,960	20,249
Industrial Machinery & Equipment (1.4%)
Caterpillar, Inc.	407,000	24,709
Instruments & Related Products (0.3%)
Alcon, Inc.	48,040	5,096
Insurance (4.0%)
UnitedHealth Group, Inc.	896,965	43,754
WellPoint, Inc. ‡	344,000	26,254
Leather & Leather Products (0.1%)
Coach, Inc. ‡	36,000	1,427
Management Services (1.1%)
Paychex, Inc.	500,000	19,740
Medical Instruments & Supplies (4.7%)
Synthes, Inc.	276,877	31,408
Varian Medical Systems, Inc. ‡	554,225	30,405
Zimmer Holdings, Inc. ‡	280,000	20,163
Metal Cans & Shipping Containers (0.3%)
Ball Corp.	123,180	5,123
Mining (0.7%)
Potash Corp. of Saskatchewan	93,935	11,732
Oil & Gas Extraction (2.9%)
Anadarko Petroleum Corp.	272,900	12,668
Apache Corp.	83,975	5,485
EnCana Corp.	185,090	8,790
Schlumberger, Ltd.	355,100	22,400

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

4

TA IDEX Transamerica Equity

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
Personal Credit Institutions (1.0%)
SLM Corp.	338,970	$16,501
Petroleum Refining (1.5%)
Suncor Energy, Inc.	219,000	16,786
Valero Energy Corp.	184,520	9,656
Pharmaceuticals (13.3%)
Allergan, Inc.	304,080	35,121
Amgen, Inc. ‡	27,000	2,050
Celgene Corp. ‡	765,535	40,910
Dade Behring Holdings, Inc.	350,945	12,785
Elan Corp. PLC, ADR ‡	326,760	4,731
Genentech, Inc. ‡	387,150	32,250
Gilead Sciences, Inc. ‡	329,765	22,721
Roche Holding AG-Genusschein	342,981	60,029
Teva Pharmaceutical Industries, Ltd., ADR	584,385	19,267
Printing & Publishing (2.2%)
McGraw-Hill Cos., Inc. (The)	585,500	37,572
Restaurants (1.1%)
Starbucks Corp. ‡	510,000	19,253

	Shares	Value
Retail Trade (1.8%)
Staples, Inc.	1,189,747	$30,684
Security & Commodity Brokers (7.7%)
American Express Co.	527,600	30,501
Ameriprise Financial, Inc.	434,000	22,351
Chicago Mercantile Exchange	125,515	62,883
Goldman Sachs Group, Inc. (The)	11,200	2,126
Merrill Lynch & Co., Inc.	133,260	11,650
T. Rowe Price Group, Inc.	59,000	2,791
Telecommunications (0.9%)
Sprint Nextel Corp.	726,000	13,569
Verizon Communications, Inc.	48,000	1,776
Transportation & Public Utilities (1.6%)
Expeditors International of Washington, Inc.	578,500	27,427
Wholesale Trade Nondurable Goods (1.2%)
SYSCO Corp.	588,845	20,598
Total Common Stocks (cost: $1,338,989)		1,674,326
Total Investment Securities (cost: $1,338,989) #		$1,674,326

NOTES TO SCHEDULE OF INVESTMENTS:

‡  Non-income producing.

#  Aggregate cost for federal income tax purposes is $1,342,378. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $354,682 and $22,734, respectively. Net unrealized appreciation for tax purposes is $331,948.

DEFINITIONS:

ADR  American Depositary Receipt

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

5

TA IDEX Transamerica Equity

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2006
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $1,338,989)	$1,674,326
Cash	60,895
Receivables:
Shares of beneficial interest sold	714
Interest	162
Dividends	488
Dividend reclaims receivable	328
Other	398
1,737,311
Liabilities:
Investment securities purchased	3,450
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	1,332
Management and advisory fees	1,134
Distribution and service fees	432
Transfer agent fees	337
Administration fees	30
Other	699
7,414
Net Assets	$1,729,897
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$2,181,457
Undistributed (accumulated) net investment income (loss)	(410)
Undistributed (accumulated) net realized gain (loss) from investment securities	(786,481)
Net unrealized appreciation (depreciation) on:
Investment securities	335,328
Translation of assets and liabilities denominated in foreign currencies	3
Net Assets	$1,729,897
Net Assets by Class:
Class A	$500,483
Class B	222,144
Class C	97,047
Class I	714,803
Class T	195,420
Shares Outstanding:
Class A	50,910
Class B	23,762
Class C	10,360
Class I	72,203
Class T	7,189
Net Asset Value Per Share:
Class A	$9.83
Class B	9.35
Class C	9.37
Class I	9.90
Class T	27.18
Maximum Offering Price Per Share (a):
Class A	$10.40
Class T	29.70

(a)  Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B, C and I shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 2006 (b)(d)
(all amounts in thousands)

Investment Income:
Dividends (net of withholding taxes on foreign dividends of $8)	$4,686
Interest	676
Income from loaned securities–net	37
5,399
Expenses:
Management and advisory fees	4,817
Distribution and service fees:
Class A	347
Class B	539
Class C	281
Transfer agent fees:
Class A	346
Class B	289
Class C	82
Class I	– (c)
Class T	3
Printing and shareholder reports	99
Custody fees	61
Administration fees	131
Legal fees	22
Audit fees	19
Trustees fees	63
Registration fees	57
Other	18
Total expenses	7,174
Less:
Reimbursement of class expenses:
Class B	(93)
Total reimbursed expenses	(93)
Net expenses	7,081
Net Investment Income (Loss)	(1,682)
Net Realized and Unrealized Gain (Loss)
Realized gain (loss) from investment securities	1,388
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	66,053
Translation of assets and liabilities denominated in foreign currencies	3
66,056
Net Realized and Unrealized Gain (Loss) on Investment Securities	67,444
Net Increase (Decrease) in Net Assets Resulting from Operations	$65,762

(b)  Class I was offered for investment on November 15, 2005.

(c)  Rounds to less than $1.

(d)  Class T was offered for investment on October 27, 2006.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

6

TA IDEX Transamerica Equity

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	October 31, 2006 (a)(c)	October 31, 2005
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$(1,682)	$(1,350)
Net realized gain (loss) from investment securities	1,388	12,626
Change in unrealized appreciation (depreciation) on investment securities	66,056	45,449
	65,762	56,725
Distributions to Shareholders:
From net realized gains:
Class A	(623)	(3,512)
Class B	(446)	(861)
Class C	(214)	(391)
Class I	(3,129)	–
	(4,412)	(4,764)
Capital Share Transactions:
Proceeds from shares sold:
Class A	56,726	100,539
Class B	8,675	5,207
Class C	14,235	3,999
Class I	520,048	–
Class T	7	–
	599,691	109,745
Issued from fund acquisition:
Class A	397,128	–
Class B	172,096	–
Class C	62,104	–
Class I	157,501	–
Class T	195,217	–
	984,046	–
Dividends and distributions reinvested:
Class A	613	3,494
Class B	434	840
Class C	198	363
Class I	3,129	–
	4,374	4,697
Cost of shares redeemed:
Class A	(275,131)	(20,013)
Class B	(12,898)	(11,503)
Class C	(6,283)	(6,318)
Class I	–	–
Class T	(409)	–
	(294,721)	(37,834)
Redemption fees:
Class A	1	– (b)
Class B	– (b)	– (b)
Class C	– (b)	– (b)
Class T	– (b)	–
	1	– (b)

	October 31, 2006 (a)(c)	October 31, 2005
Automatic conversions:
Class A	$1,408	$644
Class B	(1,408)	(644)
	–	–
	1,293,391	76,608
Net increase (decrease) in net assets	1,354,741	128,569
Net Assets:
Beginning of year	375,156	246,587
End of year	$1,729,897	$375,156
Undistributed (Accumulated) Net Investment Income (Loss)	$(410)	$22
Share Activity:
Shares issued:
Class A	6,055	12,215
Class B	956	665
Class C	1,599	517
Class I	55,914	–
	64,524	13,397
Shares issued on fund acquisition:
Class A	40,523	–
Class B	18,465	–
Class C	6,649	–
Class I	15,958	–
Class T	7,204	–
	88,799	–
Shares issued–reinvested from distributions:
Class A	65	434
Class B	48	108
Class C	22	46
Class I	331	–
	466	588
Shares redeemed:
Class A	(29,894)	(2,485)
Class B	(1,425)	(1,484)
Class C	(693)	(811)
Class T	(15)	–
	(32,027)	(4,780)
Automatic conversions:
Class A	148	80
Class B	(155)	(83)
	(7)	(3)
Net increase (decrease) in shares outstanding:
Class A	16,897	10,244
Class B	17,889	(794)
Class C	7,577	(248)
Class I	72,203	–
Class T	7,189	–
	121,755	9,202

(a)  Class I was offered for investment on November 15, 2005.

(b)  Rounds to less than $1.

(c)  Class T was offered for investment on October 27, 2006.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

7

TA IDEX Transamerica Equity

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2006	$8.87	$(0.07)	$1.11	$1.04	$–	$(0.08)	$(0.08)	$9.83
	10/31/2005	7.44	(0.02)	1.58	1.56	–	(0.13)	(0.13)	8.87
	10/31/2004	6.86	(0.07)	0.65	0.58	–	–	–	7.44
	10/31/2003	5.52	(0.05)	1.39	1.34	–	–	–	6.86
	10/31/2002	6.38	(0.07)	(0.79)	(0.86)	–	–	–	5.52
Class B	10/31/2006	8.49	(0.12)	1.06	0.94	–	(0.08)	(0.08)	9.35
	10/31/2005	7.19	(0.08)	1.51	1.43	–	(0.13)	(0.13)	8.49
	10/31/2004	6.68	(0.11)	0.62	0.51	–	–	–	7.19
	10/31/2003	5.40	(0.09)	1.37	1.28	–	–	–	6.68
	10/31/2002	6.29	(0.12)	(0.77)	(0.89)	–	–	–	5.40
Class C	10/31/2006	8.50	(0.12)	1.07	0.95	–	(0.08)	(0.08)	9.37
	10/31/2005	7.20	(0.08)	1.51	1.43	–	(0.13)	(0.13)	8.50
	10/31/2004	6.68	(0.11)	0.63	0.52	–	–	–	7.20
	10/31/2003	5.30	(0.09)	1.47	1.38	–	–	–	6.68
Class I	10/31/2006	9.17	– (h)	0.81	0.81	–	(0.08)	(0.08)	9.90
Class T	10/31/2006	27.10	– (h)	0.08	0.08	–	–	–	27.18

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)		Net Investment Income (Loss) to Average		Portfolio Turnover
	Ended (g)	Return (c)	(000's)	Net (e)	Total (f)	Net Assets (a)		Rate (b)
Class A	10/31/2006	11.71%	$500,483	1.51%	1.51%	(0.70	)%(i)	19%
	10/31/2005	21.16	301,635	1.36	1.36	(0.27	)(i)	39
	10/31/2004	8.45	176,851	1.50	1.50	(0.90)		97
	10/31/2003	24.28	56,618	1.56	1.56	(0.87)		55
	10/31/2002	(13.50)	25,127	1.74	2.32	(1.19)		19
Class B	10/31/2006	11.06	222,144	2.17	2.34	(1.34	)(i)	19
	10/31/2005	20.03	49,865	2.18	2.61	(0.99	)(i)	39
	10/31/2004	7.68	47,928	2.20	2.72	(1.62)		97
	10/31/2003	23.70	4,613	2.21	2.21	(1.52)		55
	10/31/2002	(14.22)	2,732	2.39	2.98	(1.84)		19
Class C	10/31/2006	11.16	97,047	2.10	2.10	(1.27	)(i)	19
	10/31/2005	20.05	23,656	2.18	2.31	(1.00	)(i)	39
	10/31/2004	7.78	21,808	2.20	2.55	(1.63)		97
	10/31/2003	26.04	1,435	2.21	2.21	(1.52)		55
Class I	10/31/2006	8.83	714,803	0.81	0.81	0.02		19
Class T	10/31/2006	0.30	195,420	0.84	0.84	(0.21	)(i)	19

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

8

TA IDEX Transamerica Equity

FINANCIAL HIGHLIGHTS (continued)
NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.

(d)  Per share information is calculated based on average number of shares outstanding.

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  The inception dates for the Fund's offering of share classes were as follows:

Class C was November 11, 2002.
    Class I was November 15, 2005.
    Class T was October 27, 2006.

(h)  Rounds to less than $0.01.

(i)  Ratio of Net Investment Income (Loss) to Average Net Assets are inclusive of Redemption Fees, if any. The impact of Redemption Fees is less than 0.01% for Class A, Class B, Class C, and Class T, respectively.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

9

TA IDEX Transamerica Equity

NOTES TO FINANCIAL STATEMENTS
At October 31, 2006
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

In the normal course of business, TA IDEX Transamerica Equity (the "Fund") enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

On October 27, 2006, the Fund acquired all of the net assets of TA IDEX Janus Growth pursuant to a plan of reorganization. TA IDEX Transamerica Equity is the accounting survivor. The acquisition was accomplished by a tax free exchange of 80,968 shares of the Fund for 35,488 shares of TA IDEX Janus Growth outstanding on October 27, 2006. TA IDEX Janus Growth's net assets at that date, $909,453, including $191,972 unrealized appreciation, were combined with those of the Fund. The aggregate net assets of TA IDEX Transamerica Equity immediately before the acquisition was $743,220, the combined net assets of the Fund immediately after the acquisition was $1,652,673. Shares issued with the acquisition were as follows:

	Shares	Amount
Shares issued with the acquisition
Class A	38,237	$374,725
Class B	15,174	141,422
Class C	5,268	49,206
Class I	15,085	148,883
Class T	7,204	195,217

On October 27, 2006, the Fund acquired all of the net assets of TA IDEX Great Companies – AmericaSM pursuant to a plan of reorganization. TA IDEX Transamerica Equity is the accounting survivor. The acquisition was accomplished by a tax free exchange of 7,831 shares of the Fund for 7,489 shares of TA IDEX Great Companies – AmericaSM outstanding on October 27, 2006. TA IDEX Great Companies – AmericaSM 's net assets at that date, $74,593, including $7,478 unrealized appreciation, were combined with those of the Fund. The aggregate net assets of TA IDEX Transamerica Equity immediately before the acquisition was $1,652,673, the combined net assets of the Fund immediately after the acquisition was $2,470,486. Shares issued with the acquisition were as follows:

	Shares	Amount
Shares issued with the acquisition
Class A	2,286	$22,403
Class B	3,291	30,674
Class C	1,381	12,898
Class I	873	8,618

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers five classes of shares, Class A, Class B, Class C, Class I and Class T, each with a public offering price that reflects different sales charges, if any, and expense levels. Class I shares commenced operations on November 15, 2005. Class I is only available for investment to certain affiliated asset allocation funds. Prior to 11/15, certain affiliated asset allocation funds invested in Class A. Class T shares commenced operations on October 27, 2006. Class T shares are not available to new investors. Class B shares will convert to Class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Transamerica IDEX Mutual Funds

Annual Report 2006

10

TA IDEX Transamerica Equity

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2006
(all amounts in thousands)

NOTE 1.–(continued)

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2006 was paying an interest rate of 3.65%.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which Transamerica IDEX Mutual Funds has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within Transamerica IDEX Mutual Funds, or by any other party.

Recaptured commissions during the year ended October 31, 2006 of $32 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $16, earned by IBT for its services.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.
Redemption fees: A short-term trading redemption fee may be assessed on any Fund shares in a fund account that are sold during the first five (5) NYSE trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2006, the Fund received $1 in redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

NOTE 2.  RELATED PARTY TRANSACTIONS

Transamerica Fund Advisors, Inc. ("TFAI") is the Fund's investment adviser. Transamerica Fund Services, Inc. ("TFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. TFAI, TFS, and AFSG are affiliates of AEGON NV, a Netherlands corporation.

Transamerica Investment Management, LLC is both an affiliate of the Fund and a sub-adviser to the Fund.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

The following schedule represents the percentage of Fund assets owned by affiliated investment companies at October 31, 2006:

	Net Assets	% of Net Assets
TA IDEX Asset Allocation– Conservative Portfolio	$48,292	2.79%
TA IDEX Asset Allocation– Growth Portfolio	188,314	10.89%
TA IDEX Asset Allocation–Moderate Portfolio	128,915	7.45%
TA IDEX Asset Allocation–Moderate Growth Portfolio	349,282	20.19%
Total	$714,803	41.32%

Transamerica IDEX Mutual Funds

Annual Report 2006

11

TA IDEX Transamerica Equity

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2006
(all amounts in thousands)

NOTE 2.–(continued)

Investment advisory fees: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

From November 1, 2005 to October 26, 2006:

0.75% of the first $500 million of ANA
0.70% of ANA over $500 million

From October 27, 2006 on:

0.75% of the first $500 million of ANA
0.70% of the next $2 billion of ANA
0.65% of ANA over $2.5 billion

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.17% Expense Limit

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%
Class B	1.00%
Class C	1.00%
Class I	N/A
Class T	N/A

In the case the Fund or a class of shares of the Fund is closed to new investors or investments, the Fund is authorized to pay 12b-1 fees for past sales and distribution efforts and present and past investor services.

Underwriter commissions relate to front-end sales charges imposed for Class A and T shares and contingent deferred sales charges from Classes B, C, and certain A share redemptions. For the year ended October 31, 2006, the underwriter commissions were as follows:

Received by Underwriter	$197
Retained by Underwriter	30
Contingent Deferred Sales Charge	66

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are fees paid to external legal counsel.

Transfer agent fees: The Fund pays TFS an annual per-account charge for each open and closed account. The Fund paid TFS $691 for the year ended October 31, 2006.

Deferred compensation plan: Each eligible independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan maintained by Transamerica IDEX Mutual Funds (the "Plan"). Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds, including the Fund. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of October 31, 2006, to $395.

Retirement plan: Under a retirement plan (the "Emeritus Plan") available to the Disinterested Trustees, each Disinterested Trustee is deemed to have elected to serve as Trustee Emeritus of Transamerica IDEX upon his or her termination of service, other than removal for cause, for a maximum period of five years determined by his or her years of service as a Trustee.

Such amounts shall be accrued by Transamerica IDEX on a pro rata basis allocable to each Transamerica IDEX fund based on the relative assets of the fund. If retainers increase in the future, past accruals (and credits) will be adjusted upward so that 50% of the Trustee's current retainer is accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred become payable to an Emeritus Trustee (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation will be paid on a quarterly basis during the time period that the Trustee Emeritus is allowed to serve as such.

Amounts deferred and accrued under the Deferred Compensation and Emeritus Plans are unfunded and unsecured claims against the general assets of Transamerica IDEX. For the period ended October 31, 2006, the amount related to the Emeritus Plan was $35. As of October 31, 2006 the Fund has not made any payments related to the Emeritus Plan.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2006 were as follows:

Purchases of securities:
Long-Term	$447,673
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	128,852
U.S. Government	–

Transamerica IDEX Mutual Funds

Annual Report 2006

12

TA IDEX Transamerica Equity

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2006
(all amounts in thousands)

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, net operating losses and capital loss carryforwards.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Shares of beneficial interest, unlimited shares authorized	$669,873
Undistributed (accumulated) net investment income (loss)	1,250
Undistributed (accumulated) net realized gain (loss) from investment securities	(671,123)

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

Capital Loss Carryforwards	Available through
$380,095	October 31, 2008
308,384	October 31, 2009
94,612	October 31, 2010

The capital loss carryforward utilized during the year ended October 31, 2006 was $1,379.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2005 and 2006 was as follows:

2005 Distributions paid from:
Ordinary Income	$–
Long-term Capital Gain	4,764
2006 Distributions paid from:
Ordinary Income	–
Long-term Capital Gain	4,412

The tax basis components of distributable earnings as of October 31, 2006 are as follows:

Undistributed Ordinary Income	$–
Undistributed Long-term Capital Gain	$–
Capital Loss Carryforward	$(783,091)
Other Temporary Differences	$(411)
Net Unrealized Appreciation (Depreciation)	$331,942 *

*  Amount includes unrealized appreciation (depreciation) from Foreign currency translation.

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

NOTE 6.  RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Manager is evaluating the application of FIN 48 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the financial statements.

Transamerica IDEX Mutual Funds

Annual Report 2006

13

TA IDEX Transamerica Equity

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2006
(all amounts in thousands)

NOTE 6.–(continued)

In September 2006, FASB issued its new Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted. The Manager is evaluating the application of FAS 157 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, the Fund's financial statements.

Transamerica IDEX Mutual Funds

Annual Report 2006

14

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX Transamerica Equity:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX Transamerica Equity (the "Fund") at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

December 27, 2006
Tampa, Florida

Transamerica IDEX Mutual Funds

Annual Report 2006

15

TA IDEX Transamerica Equity

SUPPLEMENTAL INFORMATION (unaudited)
TAX INFORMATION

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $4,412 for the year ended October 31, 2006.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2006. Complete information will be computed and reported in conjunction with your 2006 Form 1099-DIV.

TRANSAMERICA IDEX MUTUAL FUNDS

RESULTS OF SHAREHOLDER PROXY

At a special meeting of shareholders held on October 18, 2006, the results of the Proposals were as follows:

TA IDEX Great Companies – AmericaSM

Proposal 1:  Approve a Plan of Reorganization providing for the acquisition of all of the assets and liabilities of TA IDEX Great Companies – AmericaSM (the "Acquired Fund") by TA IDEX Transamerica Equity (the "Acquiring Fund"), a series of TA IDEX, solely in exchange for shares of the Acquiring Fund, followed by the complete liquidation of the Acquired Fund.

For	Against	Abstentions/Broker Non-Votes
3,633,613.283	94,018.814	398,304.979

Proposal 2:  Approve an investment sub-advisory agreement between Transamerica Fund Advisors, Inc. and Transamerica Investment Management, LLC pursuant to which Transamerica Investment Management, LLC will be appointed as an investment sub-adviser to the Fund.

For	Against	Abstentions/Broker Non-Votes
3,616,340.438	109,053.245	400,543.393

TA IDEX Janus Growth

Proposal 1:  Approve a Plan of Reorganization providing for the acquisition of all of the assets and liabilities of TA IDEX Janus Growth (the "Acquired Fund") by TA IDEX Transamerica Equity (the "Acquiring Fund"), a series of TA IDEX, solely in exchange for shares of the Acquiring Fund, followed by the complete liquidation of the Acquired Fund.

For	Against	Abstentions/Broker Non-Votes
18,888,011.880	1,083,176.102	1,829,752.084

Transamerica IDEX Mutual Funds

Annual Report 2006

16

TA IDEX Transamerica Flexible Income

MARKET ENVIRONMENT

During the twelve months ended October 31, 2006, the Lehman Brothers U.S. Government/Credit Index ("LBGC") generated a total return of 4.88% amidst much interest-rate volatility. Yields on U.S. Treasuries ended the period higher than they started; yields for shorter-term securities changed most, while the longest-term yields rose only modestly.

Driving the volatility was widespread uncertainty about the pace and duration of the Federal Reserve Board's ("Fed") policy of increasing interest rates to moderate economic growth and rein in inflation. As inflation persisted, the Fed instituted six additional 0.25% rate hikes. Meanwhile, investors, who were focused on robust economic growth; inflationary pressures; the Fed's response to those pressures; higher energy costs; and, later, a slowing housing market, roiled the markets until late in the period. As a consequence, this was when the Fed chose to leave rates unchanged for the first time in 26 months. Market volatility diminished, a solid rally ensued, and yields declined sharply from their mid-period highs. As the period came to a close, investors concluded from the Fed's inaction that inflationary pressures were likely abating and turned their attention to the slowing economy.

Against this backdrop, corporate bonds, especially high-yield bonds, and mortgage-backed securities outperformed Treasuries.

PERFORMANCE

For the year ended October 31, 2006, TA IDEX Transamerica Flexible Income, Class A returned 5.34%. By comparison its benchmark, the LBGC, returned 4.88%.

STRATEGY REVIEW

In keeping with the portfolio's income objective, we invested primarily in corporate bonds, which provided a yield advantage over Treasuries. Furthermore, we consistently allocated approximately 25% to 35% of assets to high-yield bonds. With corporate cash flows and profitability hovering near record levels, these non-investment grade securities offered an attractive combination of risk and reward. We attribute the portfolio's outperformance to this emphasis on corporate bonds, including high-yield bonds.

In July, several weeks before the Fed chose to pause its interest rate hikes, we correctly anticipated that event, as well as the decline in bond yields that would ensue. We increased the portfolio's sensitivity to interest rate movements (i.e., duration), so that when yields subsequently fell, the portfolio reaped a larger benefit.

For the assets allocated to investment grade corporate bonds, we stressed basic materials companies during the first half of the year. Strong economies at home and abroad increased the demand for basic materials, giving these companies the ability to raise prices. As the period progressed and the higher interest rates slowed U.S. economic growth, we took a more defensive stance, shifting our focus to real estate investment trusts and bonds from financial services companies.

Throughout the period, we attempted to avoid bonds that might be adversely affected by a private equity buyout. While we were largely successful, some holdings were nonetheless roiled by buyout rumors, and their volatility detracted modestly from overall performance.

Heidi Y. Hu, CFA

Peter O. Lopez

Brian W. Westhoff, CFA

Co-Fund Managers
Transamerica Investment Management, LLC

Transamerica IDEX Mutual Funds

Annual Report 2006

1

TA IDEX Transamerica Flexible Income

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Average Annual Total Return for Periods Ended 10/31/06

	1 year	5 years	10 years	From Inception	Inception Date
Class A (NAV)	5.34%	4.45%	5.96%	7.05%	6/29/87
Class A (POP)	0.34%	3.44%	5.45%	6.78%	6/29/87
LBGC[1]	4.88%	4.57%	6.30%	7.61%	6/29/87
Class B (NAV)	4.81%	3.78%	5.26%	5.48%	10/1/95
Class B (POP)	(0.19)%	3.61%	5.26%	5.48%	10/1/95
Class C (NAV)	4.74%	–	–	3.63%	11/11/02
Class C (POP)	3.74%	–	–	3.63%	11/11/02
Class I (NAV)	6.04%	–	–	3.45%	11/8/04

NOTES

1  The Lehman Brothers U.S. Government/Credit (LBGC) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2006 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund.

Transamerica IDEX Mutual Funds

Annual Report 2006

2

TA IDEX Transamerica Flexible Income

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2006 and held for the entire period until October 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$1,042.10	1.61%	$8.29
Hypothetical (b)	1,000.00	1,017.09	1.61	8.19
Class B
Actual	1,000.00	1,039.40	2.05	10.54
Hypothetical (b)	1,000.00	1,014.87	2.05	10.41
Class C
Actual	1,000.00	1,038.80	2.03	10.43
Hypothetical (b)	1,000.00	1,014.97	2.03	10.31
Class I
Actual	1,000.00	1,045.80	0.86	4.43
Hypothetical (b)	1,000.00	1,020.87	0.86	4.38

(a)  Expenses are calculated using the Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHIC PRESENTATION OF SCHEDULE OF INVESTMENTS
By Asset Type
At October 31, 2006

This chart shows the percentage breakdown by asset type of the Fund's total investment securities.

Transamerica IDEX Mutual Funds

Annual Report 2006

3

TA IDEX Transamerica Flexible Income

SCHEDULE OF INVESTMENTS
At October 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
CORPORATE DEBT SECURITIES (93.8%)
Aerospace (2.5%)
Boeing Co. (The) 8.75%, due 08/15/2021	$2,500	$3,305
Embraer Overseas, Ltd., Guaranteed Note–144A 6.38%, due 01/24/2017	2,975	2,975
Vought Aircraft Industries, Inc. 8.00%, due 07/15/2011	500	472
Agriculture (1.0%)
Michael Foods, Inc. 8.00%, due 11/15/2013	2,575	2,659
Air Transportation (1.0%)
FedEx Corp. 9.65%, due 06/15/2012	2,250	2,707
Amusement & Recreation Services (1.8%)
Harrah's Operating Co., Inc. 5.50%, due 07/01/2010	3,450	3,314
Speedway Motorsports, Inc. 6.75%, due 06/01/2013	500	495
Virgin River Casino Corp./ RBG LLC/B&BB, Inc. 9.00%, due 01/15/2012	1,000	1,015
Automotive (0.5%)
General Motors Corp. 7.13%, due 07/15/2013 †	1,500	1,342
Automotive Service Stations (0.7%)
Petro Stopping Centers, LP / Petro Financial Corp. 9.00%, due 02/15/2012	2,000	2,045
Beverages (1.4%)
Anheuser-Busch Cos., Inc. 5.75%, due 04/01/2036	1,385	1,381
Cia Brasileira de Bebidas 8.75%, due 09/15/2013	750	874
FBG Finance Ltd.–144A 5.88%, due 06/15/2035	1,725	1,602
Business Credit Institutions (3.2%)
John Deere Capital Corp., Series D 4.40%, due 07/15/2009	2,700	2,652
Pemex Finance, Ltd. 9.03%, due 02/15/2011	5,715	6,131
Business Services (1.5%)
Hertz Corp.–144A 8.88%, due 01/01/2014 10.50%, due 01/01/2016 †	2,780 240	2,905 263

	Principal	Value
Business Services (continued)
iPayment, Inc., Senior Subordinated Note–144A 9.75%, due 05/15/2014	$825	$848
Chemicals & Allied Products (3.1%)
Cytec Industries, Inc. 6.00%, due 10/01/2015	1,340	1,330
ICI Wilmington, Inc. 4.38%, due 12/01/2008	3,000	2,935
IMC Global, Inc. 10.88%, due 06/01/2008	400	431
Ineos Group Holdings PLC–144A 8.50%, due 02/15/2016 †	1,375	1,323
Lubrizol Corp. 4.63%, due 10/01/2009	2,000	1,963
Reichhold Industries, Inc., Senior Note–144A 9.00%, due 08/15/2014	650	647
Commercial Banks (7.5%)
ACE Cash Express, Inc., Senior Note–144A 10.25%, due 10/01/2014	690	693
Barclays Bank PLC 6.28%, due 12/15/2034 (a)(b)	1,500	1,473
HSBK Europe BV–144A 7.75%, due 05/13/2013	900	930
Royal Bank of Scotland Group PLC 7.65%, due 09/30/2031 (a)(b)	2,000	2,345
Shinsei Finance Cayman, Ltd.–144A 6.42%, due 07/20/2016 (a)(b)	3,000	3,017
Sumitomo Mitsui Banking–144A 5.63%, due 10/15/2015 (a)(b)	3,965	3,880
Wachovia Capital Trust III 5.80%, due 03/15/2011 (a)(b)	4,100	4,136
ZFS Finance USA Trust I–144A 6.45%, due 12/15/2065 (b)	4,000	3,995
Communication (4.7%)
Comcast Cable Communications 6.88%, due 06/15/2009	3,760	3,909
Comcast Corp. 7.05%, due 03/15/2033	2,605	2,823
Echostar DBS Corp.–144A 7.13%, due 02/01/2016	2,500	2,444
Kabel Deutschland GmbH–144A 10.63%, due 07/01/2014	750	811
Viacom, Inc., Senior Note 6.25%, due 04/30/2016	2,900	2,904
Construction (1.4%)
Centex Corp., Senior Note 4.75%, due 01/15/2008	3,990	3,951

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

4

TA IDEX Transamerica Flexible Income

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
Department Stores (2.1%)
May Department Stores Co. (The) 8.50%, due 06/01/2019	$2,500	$2,930
Neiman-Marcus Group, Inc. 9.00%, due 10/15/2015 10.38%, due 10/15/2015 †	1,650 1,000	1,770 1,094
Electric Services (1.9%)
AES Gener SA 7.50%, due 03/25/2014 †	2,000	2,103
PSEG Funding Trust 5.38%, due 11/16/2007	3,250	3,246
Electric, Gas & Sanitary Services (2.0%)
NiSource Finance Corp. 7.88%, due 11/15/2010	5,000	5,406
Electronic Components & Accessories (0.2%)
NXP BV, Senior Note–144A 7.88%, due 10/15/2014	650	660
Finance (0.4%)
American Real Estate Partners, LP/ American Real Estate Finance Corp. 7.13%, due 02/15/2013	1,000	997
Food & Kindred Products (1.1%)
ConAgra Foods, Inc. 9.75%, due 03/01/2021	1,900	2,468
Nutro Products, Inc.–144A 10.75%, due 04/15/2014	650	699
Food Stores (0.7%)
Stater Brothers Holdings, Inc. 8.13%, due 06/15/2012	2,000	2,015
Gas Production & Distribution (3.7%)
El Paso Corp. 7.63%, due 09/01/2008	2,000	2,055
Kinder Morgan Energy Partners, LP 7.75%, due 03/15/2032	2,500	2,865
Markwest Energy Part/Finance–144A 8.50%, due 07/15/2016	675	680
Pacific Energy Partners, LP / Pacific Energy Finance Corp. 7.13%, due 06/15/2014	1,500	1,517
Southern Union Co., Senior Note 6.15%, due 08/16/2008	2,975	2,997
Holding & Other Investment Offices (8.4%)
Ameriprise Financial, Inc. 7.52%, due 06/01/2066 (b)	3,800	4,132
Healthcare Realty Trust, Inc. REIT, Senior Note 8.13%, due 05/01/2011	2,650	2,894

	Principal	Value
Holding & Other Investment Offices (continued)
Hutchison Whampoa International, Ltd.–144A 7.45%, due 11/24/2033	$2,500	$2,875
iStar Financial, Inc. REIT 4.88%, due 01/15/2009	6,000	5,925
Kimco Realty Corp., Series C REIT 3.95%, due 08/05/2008	2,825	2,759
Noble Group, Ltd.–144A 6.63%, due 03/17/2015	1,000	902
Rouse Co., LP/TRC Co-Issuer, Inc. REIT, Senior Note–144A 6.75%, due 05/01/2013	1,500	1,516
Simon Property Group, LP REIT 3.75%, due 01/30/2009	2,000	1,935
Hotels & Other Lodging Places (3.0%)
Host Marriott, LP REIT 7.13%, due 11/01/2013	2,000	2,022
Starwood Hotels & Resorts Worldwide, Inc. 7.88%, due 05/01/2012	2,500	2,622
Station Casinos, Inc. 6.88%, due 03/01/2016	2,000	1,835
Station Casinos, Inc., Subordinated Note 6.63%, due 03/15/2018	245	217
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 6.63%, due 12/01/2014	1,500	1,470
Industrial Machinery & Equipment (0.9%)
Cummins Engine Co., Inc. 5.65%, due 03/01/2098	2,000	1,515
Douglas Dynamics LLC–144A 7.75%, due 01/15/2012	915	865
Instruments & Related Products (0.1%)
Fisher Scientific International, Inc. 6.13%, due 07/01/2015	300	298
Insurance (2.7%)
Oil Insurance, Ltd.–144A 7.56%, due 06/30/2011 (a)(b)	2,750	2,861
Reinsurance Group of America 6.75%, due 12/15/2065 (b)	2,730	2,701
St. Paul Travelers Cos. (The), Inc. 6.75%, due 06/20/2036	1,557	1,730
Management Services (0.3%)
FTI Consulting, Inc., Senior Note–144A 7.75%, due 10/01/2016	900	920
Metal Mining (0.4%)
Phelps Dodge Corp. 9.50%, due 06/01/2031	847	1,116

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

5

TA IDEX Transamerica Flexible Income

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
Mortgage Bankers & Brokers (5.5%)
Crystal US Holdings 3 LLC/ Crystal US Sub 3 Corp. 9.63%, due 06/15/2014	$1,300	$1,427
Galaxy Entertainment Finance Co., Ltd., Senior Note–144A 9.88%, due 12/15/2012 †	1,400	1,480
Glencore Funding LLC–144A 6.00%, due 04/15/2014	1,950	1,894
ILFC E-Capital Trust II–144A 6.25%, due 12/21/2065 (b)	4,000	4,053
Innophos Investments Holdings, Inc. 13.41%, due 02/15/2015 *	2,368	2,471
MUFG Capital Finance 1, Ltd. 6.35%, due 07/25/2016 (a)(b)	1,460	1,474
Stripes Acquisition LLC/ Susser Finance Corp.–144A 10.63%, due 12/15/2013	2,000	2,170
Motion Pictures (2.1%)
Time Warner, Inc. 9.13%, due 01/15/2013 7.63%, due 04/15/2031	2,000 3,000	2,335 3,382
Oil & Gas Extraction (2.0%)
Chesapeake Energy Corp. 6.38%, due 06/15/2015	1,000	965
Gazprom International SA–144A 7.20%, due 02/01/2020	3,100	3,257
PetroHawk Energy Corp.–144A 9.13%, due 07/15/2013	1,300	1,326
Paper & Allied Products (0.2%)
Graphic Packaging International Corp. 9.50%, due 08/15/2013 †	500	514
Paperboard Containers & Boxes (0.5%)
Graham Packaging Co., Inc. 9.88%, due 10/15/2014 †	1,250	1,253
Personal Credit Institutions (2.4%)
Capital One Bank 5.75%, due 09/15/2010	5,200	5,286
General Motors Acceptance Corp. 5.13%, due 05/09/2008	1,275	1,252
Petroleum Refining (1.5%)
Enterprise Products Operating, LP 8.38%, due 08/01/2066 (b)	1,400	1,505
Premcor Refining Group (The), Inc. 9.25%, due 02/01/2010	2,500	2,638

	Principal	Value
Primary Metal Industries (0.4%)
PNA Group, Inc., Senior Note–144A 10.75%, due 09/01/2016	$1,025	$1,056
Printing & Publishing (1.6%)
News America Holdings, Inc. 7.75%, due 12/01/2045	2,700	3,042
RH Donnelley Corp., Senior Note 8.88%, due 01/15/2016	1,400	1,444
Radio & Television Broadcasting (3.6%)
Chancellor Media Corp. 8.00%, due 11/01/2008	3,695	3,859
Grupo Televisa SA 6.63%, due 03/18/2025	2,000	2,081
Univision Communications, Inc. 7.85%, due 07/15/2011	3,900	3,942
Real Estate (1.9%)
Colonial Realty, LP 7.00%, due 07/14/2007	5,075	5,124
Restaurants (0.9%)
Carrols Corp. 9.00%, due 01/15/2013	1,000	1,012
NPC International, Inc.–144A 9.50%, due 05/01/2014	1,000	1,013
Sbarro, Inc., Senior Note 11.00%, due 09/15/2009 †	400	407
Retail Trade (0.3%)
Michaels Stores, Inc., Senior Subordinated Note–144A 11.38%, due 11/01/2016	795	796
Rubber & Misc. Plastic Products (0.4%)
NTK Holdings, Inc. 0.00%, due 03/01/2014 †(c)	1,500	1,028
Savings Institutions (0.7%)
Sovereign Capital Trust VI, Guaranteed Note 7.91%, due 06/13/2036	1,700	1,910
Security & Commodity Brokers (3.1%)
E*Trade Financial Corp. 8.00%, due 06/15/2011	1,500	1,556
Goldman Sachs Group, Inc., Subordinated Note 6.45%, due 05/01/2036	2,655	2,791
Residential Capital Corp. 6.38%, due 06/30/2010	2,680	2,720
Western Union Co. (The)–144A 5.93%, due 10/01/2016	1,335	1,355

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

6

TA IDEX Transamerica Flexible Income

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
Stone, Clay & Glass Products (1.9%)
Hanson PLC 6.13%, due 08/15/2016	$1,461	$1,487
Lafarge SA 7.13%, due 07/15/2036	2,600	2,834
Owens Brockway Glass Container, Inc. 6.75%, due 12/01/2014	1,000	960
Telecommunications (2.8%)
Mountain States Telephone & Telegraph 7.38%, due 05/01/2030	1,000	960
Northwestern Bell Telephone 7.75%, due 05/01/2030	1,235	1,235
Sprint Capital Corp. 8.75%, due 03/15/2032	2,150	2,656
Verizon Global Funding Corp. 7.75%, due 12/01/2030	2,455	2,869
Transportation & Public Utilities (0.2%)
TDS Investor Corp., Senior Note–144A 9.88%, due 09/01/2014	650	641
Water Transportation (2.3%)
Royal Caribbean Cruises, Ltd. 8.75%, due 02/02/2011	5,000	5,459
US Shipping Partners, LP/ US Shipping Finance Corp., Senior Note–144A 13.00%, due 08/15/2014	925	922
Wholesale Trade Nondurable Goods (1.3%)
Domino's, Inc. 8.25%, due 07/01/2011	1,750	1,829
Supervalu, Inc., Senior Note 7.50%, due 11/15/2014	1,800	1,831
Total Corporate Debt Securities (cost: $256,494)		257,038
CONVERTIBLE BOND (1.4%)
Aerospace (0.4%)
Armor Holdings, Inc. 2.00%, due 11/01/2024 (d)	1,000	1,157
Commercial Banks (0.1%)
Euronet Worldwide, Inc., Senior Note 3.50%, due 10/15/2025 †	325	349
Computer & Office Equipment (0.6%)
SanDisk Corp., Senior Note 1.00%, due 05/15/2013 †	500	453
Scientific Games Corp. 0.75%, due 12/01/2024	1,000	1,091

	Principal	Value
Electronic Components & Accessories (0.3%)
Intel Corp.–144A 2.95%, due 12/15/2035	$1,000	$908
Total Convertible Bond (cost: $3,861)		3,958
	Shares	Value
CONVERTIBLE PREFERRED STOCKS (0.5%)
Business Credit Institutions (0.2%)
Sovereign Capital Trust II ‡	9,500	$458
Electric Services (0.3%)
NRG Energy, Inc.	4,000	988
Total Convertible Preferred Stocks (cost: $1,475)		1,446
PREFERRED STOCKS (1.3%)
Holding & Other Investment Offices (0.6%)
Saul Centers, Inc. REIT	1,850	47
Tanger Factory Outlet Centers REIT	66,666	1,693
Telecommunications (0.7%)
Centaur Funding Corp.–144A ‡	1,661	1,952
Total Preferred Stocks (cost: $3,866)		3,692
COMMON STOCKS (0.0%)
Telecommunications (0.0%)
Versatel Telecom International NV Warrants, Expires 5/15/2008 ‡m	75	—	o
Total Common Stocks (cost: $ —o)		—	o
	Principal	Value
SECURITY LENDING COLLATERAL (4.5%)
Debt (4.3%)
Bank Notes (0.1%)
Bank of America 5.30%, due 11/20/2006 *	$384	$384
Commercial Paper (1.3%)
Barton Capital LLC–144A 5.27%, due 11/02/2006	154	154
CAFCO Funding LLC–144A 5.29%, due 11/17/2006	225	225
CIESCO LLC–144A 5.29%, due 11/16/2006	154	154
Clipper Receivables Corp. 5.28%, due 11/15/2006	77	77
Commonwealth Bank of Australia 5.29%, due 11/30/2006	154	154
Compass Securitization–144A 5.31%, due 12/15/2006	154	154
CRC Funding LLC–144A 5.31%, due 12/19/2006	147	147

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

7

TA IDEX Transamerica Flexible Income

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
Commercial Paper (continued)
Fairway Finance Corp.–144A
5.28%, due 11/17/2006	$230	$230
5.29%, due 11/22/2006	149	149
Falcon Asset Securitization Corp.–144A 5.29%, due 11/14/2006	77	77
General Electric Capital Corp. 5.29%, due 11/03/2006	307	307
Govco, Inc.–144A 5.28%, due 11/10/2006	77	77
Greyhawk Funding–144A 5.30%, due 11/27/2006	153	153
Jupiter Securitization Corp.–144A 5.28%, due 11/06/2006	153	153
Lexington Parker Capital Corp.–144A 5.29%, due 11/09/2006	153	153
Old Line Funding LLC–144A 5.28%, due 11/15/2006	153	153
Ranger Funding Co. LLC–144A 5.29%, due 11/16/2006	77	77
Sheffield Receivables Corp.–144A 5.28%, due 11/08/2006 5.30%, due 11/28/2006	77 153	77 153
Three Pillars Funding LLC–144A 5.29%, due 11/20/2006	153	153
Variable Funding Capital Co. LLC–144A 5.27%, due 11/08/2006 5.29%, due 11/28/2006	307 73	307 73
Yorktown Capital LLC 5.30%, due 12/14/2006	153	153
Euro Dollar Overnight (0.2%)
Fortis Bank 5.26%, due 11/07/2006	307	307
Societe Generale 5.28%, due 11/01/2006	153	153
Svenska Handlesbanken 5.30%, due 11/01/2006	80	80
Euro Dollar Terms (1.4%)
Abbey National PLC 5.28%, due 12/01/2006	307	307
BancoBilbao Vizcaya Argentaria SA 5.31%, due 01/03/2007	153	153
Bank of Montreal 5.28%, due 12/04/2006	153	153
Bank of Nova Scotia 5.27%, due 11/13/2006	307	307

	Principal	Value
Euro Dollar Terms (continued)
Barclays
5.31%, due 11/21/2006	$384	$384
5.30%, due 01/03/2007	307	307
BNP Paribas 5.28%, due 12/12/2006 5.28%, due 12/15/2006	230 307	230 307
Canadian Imperial Bank of Commerce 5.28%, due 11/29/2006	384	384
Credit Suisse First Boston Corp. 5.29%, due 12/22/2006	460	460
Fortis Bank 5.26%, due 11/09/2006 5.30%, due 11/20/2006	153 153	153 153
HBOS Halifax Bank of Scotland 5.30%, due 01/08/2007	153	153
Royal Bank of Canada 5.30%, due 11/17/2006	153	153
Toronto Dominion Bank 5.30%, due 12/11/2006	153	153
UBS AG 5.30%, due 01/04/2007	153	153
Repurchase Agreements (1.3%) ††
Credit Suisse First Boston Corp. 5.35%, dated 10/31/2006 to be repurchased at $454 on 11/01/2006	454	454
Goldman Sachs Group, Inc. (The) 5.35%, dated 10/31/2006 to be repurchased at $767 on 11/01/2006	767	767
Merrill Lynch & Co. 5.30%, dated 10/31/2006 to be repurchased at $1,688 on 11/01/2006	1,688	1,688
Morgan Stanley Dean Witter & Co. 5.30%, dated 10/31/2006 to be repurchased at $536 on 11/01/2006	536	536
	Shares	Value
Investment Companies (0.2%)
Barclays Global Investor Institutional Money Market Fund 1-day yield of 5.24%	306,814	$307
Merrimac Cash Fund, Premium Class 1-day yield of 5.09% @	113,289	113
Total Security Lending Collateral (cost: $12,209)		12,209
Total Investment Securities (cost: $277,905) #		$278,343

The notes to the financial statements are an integral part of this report.

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Annual Report 2006

8

TA IDEX Transamerica Flexible Income

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2006
(all amounts except share amounts in thousands)

NOTES TO SCHEDULE OF INVESTMENTS:

†  At October 31, 2006, all or a portion of this security is on loan (see Note 1). The value at October 31, 2006, of all securities on loan is $11,919.

(a)  The security has a perpetual maturity. The date shown is the next call date.

(b)  Coupon rate is fixed for a predetermined period of time and then converts to a floating rate until maturity/call date. Rate is listed as of October 31, 2006.

*  Floating or variable rate note. Rate is listed as of October 31, 2006.

(c)  NTK Holdings, Inc. has a coupon rate of 0.00% until 09/01/2009, thereafter the coupon rate will be 10.75%.

(d)  Armor Holding, Inc. has a coupon rate of 2.00% until 11/01/2011, thereafter the coupon rate will be 0.00%.

‡  Non-income producing.

††  Cash collateral for the Repurchase Agreements, valued at $3,565, that serve as collateral for securities lending, are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.25% and 11/06/2006–3/15/2046, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

o  Value is less than $1.

m  Securities valued as determined in good faith in accordance with procedures established by the Fund's Board of Trustees.

#  Aggregate cost for federal income tax purposes is $277,905. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $3,855 and $3,417, respectively. Net unrealized appreciation for tax purposes is $438.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2006, these securities aggregated $63,953 or 23.3% of the net assets of the Fund.

REIT  Real Estate Investment Trust

The notes to the financial statements are an integral part of this report.

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Annual Report 2006

9

TA IDEX Transamerica Flexible Income

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2006
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $277,905) (including securities loaned of $11,919)	$278,343
Cash	3,837
Receivables:
Investment securities sold	1,241
Shares of beneficial interest sold	88
Interest	5,195
Income from loaned securities	1
Dividends	31
Dividend reclaims receivable	3
Other	23
288,762
Liabilities:
Investment securities purchased	1,828
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	286
Management and advisory fees	185
Distribution and service fees	37
Transfer agent fees	12
Administration fees	5
Payable for collateral for securities on loan	12,209
Other	59
14,621
Net Assets	$274,141
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$278,851
Undistributed (accumulated) net investment income (loss)	800
Undistributed (accumulated) net realized gain (loss) from investment securities	(5,948)
Net unrealized appreciation (depreciation) on investment securities	438
Net Assets	$274,141
Net Assets by Class:
Class A	$17,005
Class B	23,501
Class C	12,519
Class I	221,116
Shares Outstanding:
Class A	1,812
Class B	2,503
Class C	1,337
Class I	23,470
Net Asset Value Per Share:
Class A	$9.38
Class B	9.39
Class C	9.36
Class I	9.42
Maximum Offering Price Per Share (a):
Class A	$9.85

(a)  Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B, C and I shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 2006
(all amounts in thousands)

Investment Income:
Interest	$16,573
Dividends	400
Income from loaned securities–net	74
	17,047
Expenses:
Management and advisory fees	2,132
Distribution and service fees:
Class A	84
Class B	276
Class C	118
Transfer agent fees:
Class A	65
Class B	63
Class C	25
Class I	–	(b)
Printing and shareholder reports	27
Custody fees	37
Administration fees	55
Legal fees	12
Audit fees	19
Trustees fees	27
Registration fees	38
Other	6
Total expenses	2,984
Net Investment Income (Loss)	14,063
Net Realized and Unrealized Gain (Loss):
Realized gain (loss) from investment securities	(4,820)
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	6,532
Net Realized and Unrealized Gain (Loss) on Investment Securities	1,712
Net Increase (Decrease) in Net Assets Resulting from Operations	$15,775

(b)  Rounds to less than $1.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

10

TA IDEX Transamerica Flexible Income

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	October 31, 2006	October 31, 2005 (a)(b)
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$14,063	$10,147
Net realized gain (loss) from investment securities	(4,820)	(1,014)
Change in unrealized appreciation (depreciation) on investment securities	6,532	(8,115)
	15,775	1,018
Distributions to Shareholders:
From net investment income:
Class A	(969)	(4,870)
Class B	(1,067)	(1,177)
Class C	(471)	(490)
Class I	(10,865)	(3,611)
	(13,372)	(10,148)
Return of capital:
Class A	–	(619)
Class B	–	(150)
Class C	–	(62)
Class I	–	(459)
	–	(1,290)
Capital Share Transactions:
Proceeds from shares sold:
Class A	1,843	67,541
Class B	1,579	1,674
Class C	6,215	1,976
Class I	118,332	110,068
	127,969	181,259
Dividends and distributions reinvested:
Class A	846	5,355
Class B	851	1,061
Class C	372	455
Class I	10,865	4,070
	12,934	10,941
Cost of shares redeemed:
Class A	(126,306)	(7,985)
Class B	(11,445)	(14,023)
Class C	(7,662)	(8,075)
Class I	(20,664)	–
	(166,077)	(30,083)
Redemption fees:
Class A	– (c)	– (c)
Class B	1	– (c)
Class C	–	– (c)
	1	– (c)
Automatic conversions:
Class A	203	82
Class B	(203)	(82)
	–	–
	(25,173)	162,117
Net increase (decrease) in net assets	(22,770)	151,697

	October 31, 2006	October 31, 2005 (a)(b)
Net Assets:
Beginning of year	$296,911	$145,214
End of year	$274,141	$296,911
Undistributed (Accumulated) Net Investment Income (Loss)	$800	$(6)
Share Activity:
Shares issued:
Class A	198	7,039
Class B	171	175
Class C	676	207
Class I	12,656	11,417
	13,701	18,838
Shares issued–reinvested from distributions:
Class A	92	563
Class B	92	111
Class C	40	48
Class I	1,172	427
	1,396	1,149
Shares redeemed:
Class A	(13,562)	(835)
Class B	(1,232)	(1,467)
Class C	(825)	(845)
Class I	(2,202)	–
	(17,821)	(3,147)
Automatic conversions:
Class A	22	9
Class B	(22)	(9)
	–	–
Net increase (decrease) in shares outstanding:
Class A	(13,250)	6,776
Class B	(991)	(1,190)
Class C	(109)	(590)
Class I	11,626	11,844
	(2,724)	16,840

(a)  Statement of Changes in Net Assets has been restated. See Note 6.

(b)  Class I was offered for investment on November 8, 2004.

(c)  Rounds to less than $1.

The notes to the financial statements are an integral part of this report.

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Annual Report 2006

11

TA IDEX Transamerica Flexible Income

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations			Distributions				Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Return of Capital	Total Distributions	Value, End of Period
Class A	10/31/2006	$9.31	$0.43	$0.05	$0.48	$(0.41)	$–	$–	$(0.41)	$9.38
	10/31/2005	9.68	0.37 (h)	(0.32) (h)	0.05	(0.38) (h)	–	(0.04) (h)	(0.42)	9.31
	10/31/2004	10.21	0.38 (h)	0.14 (h)	0.52	(0.38) (h)	(0.63)	(0.04) (h)	(1.05)	9.68
	10/31/2003	9.94	0.36	0.27	0.63	(0.36)	–	–	(0.36)	10.21
	10/31/2002	9.99	0.40	0.02	0.42	(0.41)	(0.06)	–	(0.47)	9.94
Class B	10/31/2006	9.32	0.38	0.06	0.44	(0.37)	–	–	(0.37)	9.39
	10/31/2005	9.68	0.29 (h)	(0.32) (h)	(0.03)	(0.29) (h)	–	(0.04) (h)	(0.33)	9.32
	10/31/2004	10.20	0.32 (h)	0.15 (h)	0.47	(0.32) (h)	(0.63)	(0.04) (h)	(0.99)	9.68
	10/31/2003	9.94	0.30	0.25	0.55	(0.29)	–	–	(0.29)	10.20
	10/31/2002	9.99	0.34	0.02	0.36	(0.35)	(0.06)	–	(0.41)	9.94
Class C	10/31/2006	9.30	0.39	0.04	0.43	(0.37)	–	–	(0.37)	9.36
	10/31/2005	9.67	0.29 (h)	(0.33) (h)	(0.04)	(0.29) (h)	–	(0.04) (h)	(0.33)	9.30
	10/31/2004	10.20	0.33 (h)	0.13 (h)	0.46	(0.32) (h)	(0.63)	(0.04) (h)	(0.99)	9.67
	10/31/2003	9.98	0.29	0.22	0.51	(0.29)	–	–	(0.29)	10.20
Class I	10/31/2006	9.35	0.50	0.05	0.55	(0.48)	–	–	(0.48)	9.42
	10/31/2005	9.68	0.40 (h)	(0.32) (h)	0.08	(0.37) (h)	–	(0.04) (h)	(0.41)	9.35

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)		Net Investment Income (Loss) to Average		Portfolio Turnover
	Ended (g)	Return (c)	(000's)	Net (e)	Total (f)	Net Assets (a)		Rate (b)
Class A	10/31/2006	5.34%	$17,005	1.47%	1.47%	4.64	% (i)	110%
	10/31/2005	0.47	140,203	1.25	1.25	3.85	(h) (i)	58
	10/31/2004	5.72	80,201	1.43	1.43	3.89	(h)	169
	10/31/2003	6.39	87,898	1.49	1.50	3.56		164
	10/31/2002	4.45	61,815	1.62	1.65	4.23		245
Class B	10/31/2006	4.81	23,501	2.08	2.08	4.08	(i)	110
	10/31/2005	(0.36)	32,560	2.08	2.08	3.02	(h) (i)	58
	10/31/2004	5.13	45,338	2.03	2.03	3.25	(h)	169
	10/31/2003	5.59	69,502	2.14	2.15	2.91		164
	10/31/2002	3.83	67,220	2.27	2.30	3.58		245
Class C	10/31/2006	4.74	12,519	2.07	2.07	4.15		110
	10/31/2005	(0.40)	13,439	2.11	2.11	2.99	(h) (i)	58
	10/31/2004	5.02	19,675	2.10	2.10	3.37	(h)	169
	10/31/2003	5.16	8,178	2.14	2.15	2.91		164
Class I	10/31/2006	6.04	221,116	0.86	0.86	5.35		110
	10/31/2005	0.85	110,709	0.85	0.85	4.25	(h)	58

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.

(d)  Per share information is calculated based on average number of shares outstanding.

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before waivers and reimbursements by the investment adviser.

(g)  The inception dates for the Fund's offering of share classes were as follows:

Class C was November 11, 2002.
Class I was November 8, 2004.

(h)  The Fund has restated its financial highlights. (See Note 6)

(i)  Ratio of Net Investment Income (Loss) to Average Net Assets are inclusive of Redemption Fees, if any. The impact of Redemption Fees is less than 0.01% for Class A, Class B, and Class C, respectively.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

12

TA IDEX Transamerica Flexible Income

NOTES TO FINANCIAL STATEMENTS
At October 31, 2006
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

In the normal course of business, TA IDEX Transamerica Flexible Income (the "Fund") enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers four classes of shares, Class A, Class B, Class C and Class I, each with a public offering price that reflects different sales charges, if any, and expense levels. Class I is only available for investment to certain affiliated asset allocation funds. Class B shares will convert to Class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2006 was paying an interest rate of 3.65%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $32, earned by IBT for its services.

Real Estate Investment Trusts ("REITs"): There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates.

Dividend income is recorded at management's estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Transamerica IDEX Mutual Funds

Annual Report 2006

13

TA IDEX Transamerica Flexible Income

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2006
(all amounts in thousands)

NOTE 1.–(continued)

Redemption fees: A short-term trading redemption fee may be assessed on any Fund shares in a fund account that are sold during the first five (5) NYSE trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2006, the Fund received less than $1 in redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

NOTE 2.  RELATED PARTY TRANSACTIONS

Transamerica Fund Advisors, Inc. ("TFAI") is the Fund's investment adviser. Transamerica Fund Services, Inc. ("TFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. TFAI, TFS, and AFSG are affiliates of AEGON NV, a Netherlands corporation.

Transamerica Investment Management, LLC is both an affiliate of the Fund and a sub-adviser to the Fund.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at October 31, 2006:

	Net Assets	% of Net Assets
TA IDEX Asset Allocation– Conservative Portfolio	$26,611	9.71%
TA IDEX Asset Allocation– Moderate Portfolio	51,504	18.79%
TA IDEX Asset Allocation– Moderate Growth Portfolio	46,996	17.14%
Asset Allocation– Conservative Portfolio	33,246	12.13%
Asset Allocation– Moderate Growth Portfolio	39,978	14.58%
Asset Allocation– Moderate Portfolio	22,781	8.31%
Total	$221,116	80.66%

Investment advisory fees: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.80% of the first $100 million of ANA
0.775% of the next $150 million of ANA
0.675% of ANA over $250 million

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.50% Expense Limit

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the reimbursed class expenses.

There were no amounts recaptured during the year ended October 31, 2006. There are no amounts available for recapture at October 31, 2006.

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%
Class B	1.00%
Class C	1.00%
Class I	N/A

In the case the Fund or a class of shares of the Fund is closed to new investors or investments, the Fund is authorized to pay 12b-1 fees for past sales and distribution efforts and present and past investor services.

Underwriter commissions relate to front-end sales charges imposed for Class A shares and contingent deferred sales charges from Classes B, C, and certain A share redemptions. For the year ended October 31, 2006, the underwriter commissions were as follows:

Received by Underwriter	$30
Retained by Underwriter	6
Contingent Deferred Sales Charge	90

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are fees paid to external legal counsel.

Transfer agent fees: The Fund pays TFS an annual per-account charge for each open and closed account. The Fund paid TFS $132 for the year ended October 31, 2006.

Transamerica IDEX Mutual Funds

Annual Report 2006

14

TA IDEX Transamerica Flexible Income

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2006
(all amounts in thousands)

NOTE 2.–(continued)

Deferred compensation plan: Each eligible independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan maintained by Transamerica IDEX Mutual Funds (the "Plan"). Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds, including the Fund. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of October 31, 2006, to $16.

Retirement plan: Under a retirement plan (the "Emeritus Plan") available to the Disinterested Trustees, each Disinterested Trustee is deemed to have elected to serve as Trustee Emeritus of Transamerica IDEX upon his or her termination of service, other than removal for cause, for a maximum period of five years determined by his or her years of service as a Trustee.

Such amounts shall be accrued by Transamerica IDEX on a pro rata basis allocable to each Transamerica IDEX fund based on the relative assets of the fund. If retainers increase in the future, past accruals (and credits) will be adjusted upward so that 50% of the Trustee's current retainer is accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred become payable to an Emeritus Trustee (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation will be paid on a quarterly basis during the time period that the Trustee Emeritus is allowed to serve as such.

Amounts deferred and accrued under the Deferred Compensation and Emeritus Plans are unfunded and unsecured claims against the general assets of Transamerica IDEX. For the period ended October 31, 2006, the amount related to the Emeritus Plan was $15. As of October 31, 2006, the Fund has not made any payments related to the Emeritus Plan.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2006 were as follows:

Purchases of securities:
Long-Term	$236,483
U.S. Government	54,459
Proceeds from maturities and sales of securities:
Long-Term	182,522
U.S. Government	127,157

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to capital loss carryforwards.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Shares of beneficial interest, unlimited shares authorized	$(1)
Undistributed (accumulated) net investment income (loss)	115
Undistributed (accumulated) net realized gain (loss) from investment securities	(114)

The capital loss carryforward are available to offset future realized capital gains through the periods listed:

Capital Loss Carryforwards	Available through
$890	October 31, 2013
5,058	October 31, 2014

There was no capital loss carryforward utilized during the year ended October 31, 2006.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2005 and 2006 was as follows:

2005 Distributions paid from:
Ordinary Income	$11,438
Long-term Capital Gain	–
2006 Distributions paid from:
Ordinary Income	13,372
Long-term Capital Gain	–

The tax basis components of distributable earnings as of October 31, 2006 are as follows:

Undistributed Ordinary Income	$806
Undistributed Long-term Capital Gain	$–
Capital Loss Carryforward	$(5,948)
Other Temporary Differences	$(6)
Net Unrealized Appreciation (Depreciation)	$438

Transamerica IDEX Mutual Funds

Annual Report 2006

15

TA IDEX Transamerica Flexible Income

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2006
(all amounts in thousands)

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

NOTE 6.  RESTATEMENT

The Fund's previously issued financial statements presented accretion of discount incorrectly for the years ended October 31, 2005 and October 31, 2004. This was due to the security Raytheon Co. accreting discount based on an incorrect maturity value. The impact of correcting the maturity value of Raytheon Co. was to reduce interest income on the Statement of Operations with an offsetting adjustment to unrealized gain (loss). The financial highlights have also been restated accordingly. This restatement had no effect on the Fund's net assets, net asset value per share or total increase (decrease) in net assets from operations during the periods.

This restatement changed the financial statements as follows:

Statement of Changes in Net Assets For the year ended October 31, 2005	(As previously reported)	(As restated)
Net Investment Income (Loss)	11,432	10,147
Change in unrealized appreciation (depreciation) on investment securities	(9,400)	(8,115)
Distributions to Shareholders:
From net investment income:
Class A	(5,489)	(4,870)
Class B	(1,327)	(1,177)
Class C	(552)	(490)
Class I	(4,070)	(3,611)
Return of capital:
Class A	–	(619)
Class B	–	(150)
Class C	–	(62)
Class I	–	(459)
Financial Highlights For the year ended October 31, 2005	(As previously reported)	(As restated)
Net investment income (loss) per share:
Class A	0.41	0.37
Class B	0.34	0.29
Class C	0.33	0.29
Class I	0.44	0.40
Net realized and unrealized gain (loss) per share:
Class A	(0.36)	(0.32)
Class B	(0.37)	(0.32)
Class C	(0.37)	(0.33)
Class I	(0.36)	(0.32)
Distributions from net investment income per share:
Class A	(0.42)	(0.38)
Class B	(0.33)	(0.29)
Class C	(0.33)	(0.29)
Class I	(0.41)	(0.37)
Distributions of return of capital per share:
Class A	–	(0.04)
Class B	–	(0.04)
Class C	–	(0.04)
Class I	–	(0.04)
Ratio of Net Investment Income (Loss) to Average Net Assets:
Class A	4.33%	3.85%
Class B	3.50%	3.02%
Class C	3.47%	2.99%
Class I	4.73%	4.25%

Transamerica IDEX Mutual Funds

Annual Report 2006

16

TA IDEX Transamerica Flexible Income

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2006
(all amounts in thousands)

NOTE 6.–(continued)

Financial Highlights For the year ended October 31, 2004	(As previously reported)	(As restated)
Net investment income (loss) per share:
Class A	0.41	0.38
Class B	0.35	0.32
Class C	0.36	0.33
Net realized and unrealized gain (loss) per share:
Class A	0.11	0.14
Class B	0.12	0.15
Class C	0.10	0.13
Distributions from net investment income per share:
Class A	(0.42)	(0.38)
Class B	(0.36)	(0.32)
Class C	(0.36)	(0.32)
Distributions of return of capital per share:
Class A	–	(0.04)
Class B	–	(0.04)
Class C	–	(0.04)
Ratio of Net Investment Income (Loss) to Average Net Assets:
Class A	4.25%	3.89%
Class B	3.61%	3.25%
Class C	3.74%	3.37%

NOTE 7.   RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Manager is evaluating the application of FIN 48 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the financial statements.

In September 2006, FASB issued its new Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted. The Manager is evaluating the application of FAS 157 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, the Fund's financial statements.

Transamerica IDEX Mutual Funds

Annual Report 2006

17

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX Transamerica Flexible Income:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX Transamerica Flexible Income (the "Fund") at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As described in Note 6, the 2005 and 2004 financial statements have been restated.

Tampa, Florida
December 27, 2006

Transamerica IDEX Mutual Funds

Annual Report 2006

18

TA IDEX Transamerica Flexible Income

SUPPLEMENTAL INFORMATION (unaudited)
TAX INFORMATION

For dividends paid during the year ended October 31, 2006, the Fund designated $125 as qualified dividend income.

For corporate shareholders, 1% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deduction.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2006. Complete information will be computed and reported in conjunction with your 2006 Form 1099-DIV.

Transamerica IDEX Mutual Funds

Annual Report 2006

19

TA IDEX Transamerica Growth Opportunities

MARKET ENVIRONMENT

In the twelve-month period ended October 31, 2006, the Russell Midcap Growth Index ("Russell Midcap Growth") followed an uneven path to a 14.51% total return.

Responding positively to continued strength in both the U.S. economy and corporate earnings – and largely disregarding inflationary pressures and rising interest rates – the market charged ahead in the November-to-May period. By spring, however, weakness in the housing market pointed toward a slowing economy. Although earnings reports remained favorable, the housing slowdown, combined with higher energy prices and indications that inflation was resisting the Federal Reserve Board's ("Fed") effort to check it, undermined investor confidence. Concerned about a possible scenario of slowing growth, persistent inflation and more Fed rate increases, the market plunged. Stocks in economically sensitive sectors (e.g., technology and consumer discretionary stocks) were most affected by the downdraft.

Later, amid falling energy prices and signs that its credit-tightening policy was working, the Fed left interest rates unchanged. Investor confidence recovered and, buoyed by still more attractive earnings reports, the market staged a strong rally.

Against this backdrop, two of the best performing sectors of the index were materials/processing and autos/transportation, areas that benefited from exceptional economic growth or rapidly rising commodities prices during much of the period.

PERFORMANCE

For the year ended October 31, 2006, TA IDEX Transamerica Growth Opportunities, Class A returned 6.62%. By comparison its primary and former benchmarks, the Russell Midcap Growth and the Russell 2500 Growth Index, returned 14.51% and 15.56%, respectively.

STRATEGY REVIEW

We focus on companies with the potential to outperform over a three- to five-year time horizon, due to a combination of capable management, sustainable competitive advantages, and the ability to benefit from positive secular growth trends. For some time now, a majority of the companies that meet our parameters have been technology, consumer discretionary, automobiles/transportation or financial services businesses. During this reporting period, our investments in the first two areas were net detractors from results, while the latter two contributed most to performance.

For example, the portfolio's largest contributors to performance during the period included BlackRock, Inc. ("BlackRock"), Expeditors International of Washington, Inc. ("Expeditors"), and C.H. Robinson Worldwide, Inc. ("Robinson"). BlackRock, an asset manager, is benefiting from wealth accumulation trends worldwide, a well-executed merger that has expanded its market, and growth in its overseas operations. The gains for freight brokers Robinson and Expeditors were due to good execution and rising freight volumes in a burgeoning global economy.

During the period, we replaced certain economically sensitive or faltering consumer and technology stocks with other consumer equities that exhibit stronger long-term potential. For example, we sold most of our investments in XM Satellite Radio Holdings Inc., where the cost of acquiring new subscribers was rising while subscriber growth was falling; diet company Weight Watchers International, Inc., where problems in its international operations proved difficult to resolve; and McAfee, Inc., an Internet security software provider whose competitive position is deteriorating.

Having said that, we should point out that we maintained the exposure to other consumer and technology stocks, including some that were deeply affected by the mid-period market downturn, such as Station Casinos, Inc. ("Station"). Station has had a strong competitive position among Las Vegas residents, however, its stock declined due to concerns about how a downturn in the Las Vegas housing market might impact discretionary spending by residents. Since the end of the third quarter, Station is currently reviewing at least one proposal for its sale to its management team which has buoyed the stock recently.

Edward S. Han

John J. Huber, CFA

Co-Fund Managers
Transamerica Investment Management, LLC

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TA IDEX Transamerica Growth Opportunities 1

TA IDEX Transamerica Growth Opportunities

Comparison of change in value of $10,000 investment in Class A shares and its comparative indices.

Average Annual Total Return for Periods Ended 10/31/06

	1 year	5 years	From Inception	Inception Date
Class A (NAV)	6.62%	11.73%	(2.63)%	3/1/00
Class A (POP)	0.76%	10.47%	(3.45)%	3/1/00
Russell Midcap Growth[1]	14.51%	10.63%	(2.59)%	3/1/00
Russell 2500 Growth[1]	15.56%	9.91%	(2.62)%	3/1/00
Class B (NAV)	5.88%	10.84%	(3.44)%	3/1/00
Class B (POP)	0.88%	10.71%	(3.44)%	3/1/00
Class C (NAV)	6.01%	–	14.60%	11/11/02
Class C (POP)	5.01%	–	14.60%	11/11/02
Class I (NAV)	–	–	5.51%	11/15/05

NOTES

1  The Russell Midcap Growth (Russell Midcap Growth) Index and the Russell 2500 Growth (Russell 2500 Growth) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. For reporting periods through October 31, 2005, the Fund had selected the Russell 2500 Growth Index as its benchmark measure; however, the Russell Midcap Growth Index is more appropriate for comparison to the Fund. Source: Standard & Poor's Micropal®© Micropal, Inc. 2006 –1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investing in small cap stocks generally involves greater risk and volatility, therefore an investment in the fund may not be appropriate for everyone.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund.

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TA IDEX Transamerica Growth Opportunities 2

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UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2006 and held for the entire period until October 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$932.10	1.72%	$8.38
Hypothetical (b)	1,000.00	1,016.53	1.72	8.74
Class B
Actual	1,000.00	928.50	2.40	11.67
Hypothetical (b)	1,000.00	1,013.11	2.40	12.18
Class C
Actual	1,000.00	929.70	2.35	11.43
Hypothetical (b)	1,000.00	1,013.36	2.35	11.93
Class I
Actual	1,000.00	935.60	0.88	4.29
Hypothetical (b)	1,000.00	1,020.77	0.88	4.48

(a)  Expenses are calculated using the Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At October 31, 2006

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

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Annual Report 2006

TA IDEX Transamerica Growth Opportunities 3

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SCHEDULE OF INVESTMENTS
At October 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (96.0%)
Amusement & Recreation Services (3.3%)
Station Casinos, Inc. †	196,900	$11,873
Apparel & Accessory Stores (1.7%)
Nordstrom, Inc.	130,480	6,178
Business Services (0.6%)
Getty Images, Inc. †‡	44,830	1,942
Commercial Banks (2.8%)
Wintrust Financial Corp.	210,915	10,179
Communication (4.1%)
Global Payments, Inc.	311,810	13,629
XM Satellite Radio Holdings, Inc.–Class A †‡	95,575	1,114
Computer & Data Processing Services (7.0%)
Checkfree Corp. †‡	242,060	9,556
Digital Insight Corp. ‡	263,650	8,115
Intuit, Inc. ‡	76,340	2,695
THQ, Inc. †‡	153,680	4,621
Computer & Office Equipment (3.9%)
Sandisk Corp. ‡	291,290	14,011
Educational Services (1.6%)
Strayer Education, Inc. †	51,835	5,864
Electronic Components & Accessories (0.9%)
Microchip Technology, Inc.	92,330	3,040
Engineering & Management Services (4.7%)
Jacobs Engineering Group, Inc. ‡	221,666	16,745
Food Stores (2.9%)
Whole Foods Market, Inc.	162,025	10,344
Hardware Stores (3.1%)
Fastenal Co. †	279,495	11,247
Holding & Other Investment Offices (1.0%)
Host Hotels & Resorts, Inc. REIT	158,000	3,643
Hotels & Other Lodging Places (7.7%)
Hilton Hotels Corp.	456,240	13,194
Las Vegas Sands Corp. ‡	188,040	14,329
Industrial Machinery & Equipment (11.5%)
Cameron International Corp. ‡	288,860	14,472
Graco, Inc. †	221,030	9,009
Grant Prideco, Inc. ‡	130,490	4,929
Kennametal, Inc.	207,565	12,809
Instruments & Related Products (0.9%)
Trimble Navigation, Ltd. ‡	72,800	3,365

	Shares	Value
Medical Instruments & Supplies (4.0%)
Techne Corp. ‡	250,550	$14,001
Varian Medical Systems, Inc. ‡	5,500	302
Motion Pictures (2.3%)
Macrovision Corp. †‡	315,420	8,393
Oil & Gas Extraction (1.5%)
Forest Oil Corp. ‡	168,080	5,486
Paperboard Containers & Boxes (2.6%)
Packaging Corp. of America	399,240	9,171
Pharmaceuticals (2.9%)
Allergan, Inc.	27,100	3,130
Endo Pharmaceuticals Holdings, Inc. ‡	250,820	7,158
Restaurants (2.7%)
PF Chang's China Bistro, Inc. †‡	233,770	9,776
Security & Commodity Brokers (11.3%)
Ameriprise Financial, Inc.	107,500	5,536
BlackRock, Inc. †	144,425	21,785
Chicago Mercantile Exchange	25,950	13,001
Cohen & Steers, Inc.	9,340	326
Telecommunications (3.9%)
NeuStar, Inc.–Class A †‡	478,950	13,995
Transportation & Public Utilities (7.1%)
CH Robinson Worldwide, Inc.	216,935	9,055
Expeditors International of Washington, Inc.	349,770	16,583
Total Common Stocks (cost: $275,167)		344,601
	Principal	Value
SECURITY LENDING COLLATERAL (16.4%)
Debt (15.8%)
Bank Notes (0.5%)
Bank of America
5.30%, due 11/20/2006 *	$1,851	$1,851
Commercial Paper (4.7%)
Barton Capital LLC–144A 5.27%, due 11/02/2006	740	740
CAFCO Funding LLC–144A 5.29%, due 11/17/2006	1,084	1,084
CIESCO LLC–144A 5.29%, due 11/16/2006	740	740
Clipper Receivables Corp. 5.28%, due 11/15/2006	370	370
Commonwealth Bank of Australia 5.29%, due 11/30/2006	740	740
Compass Securitization–144A 5.31%, due 12/15/2006	740	740

The notes to the financial statements are an integral part of this report.

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TA IDEX Transamerica Growth Opportunities 4

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SCHEDULE OF INVESTMENTS (continued)
At October 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
Commercial Paper (continued)
CRC Funding LLC–144A
5.31%, due 12/19/2006	$710	$710
Fairway Finance Corp.–144A 5.28%, due 11/17/2006 5.29%, due 11/22/2006	1,111 721	1,111 721
Falcon Asset Securitization Corp.–144A 5.29%, due 11/14/2006	370	370
General Electric Capital Corp. 5.29%, due 11/03/2006	1,481	1,481
Govco, Inc.–144A 5.28%, due 11/10/2006	370	370
Greyhawk Funding–144A 5.30%, due 11/27/2006	740	740
Jupiter Securitization Corp.–144A 5.28%, due 11/06/2006	740	740
Lexington Parker Capital Corp.–144A 5.29%, due 11/09/2006	740	740
Old Line Funding LLC–144A 5.28%, due 11/15/2006	740	740
Ranger Funding Co. LLC–144A 5.29%, due 11/16/2006	370	370
Sheffield Receivables Corp.–144A 5.28%, due 11/08/2006 5.30%, due 11/28/2006	370 740	370 740
Three Pillars Funding LLC–144A 5.29%, due 11/20/2006	741	741
Variable Funding Capital Co. LLC–144A 5.27%, due 11/08/2006 5.29%, due 11/28/2006	1,481 351	1,481 351
Yorktown Capital LLC 5.30%, due 12/14/2006	741	741
Euro Dollar Overnight (0.7%)
Fortis Bank 5.26%, due 11/07/2006	1,481	1,481
Societe Generale 5.28%, due 11/01/2006	741	741
Svenska Handlesbanken 5.30%, due 11/01/2006	387	387
Euro Dollar Terms (5.3%)
Abbey National PLC 5.28%, due 12/01/2006	1,481	1,481
BancoBilbao Vizcaya Argentaria SA 5.31%, due 01/03/2007	741	741
Bank of Montreal 5.28%, due 12/04/2006	741	741
Bank of Nova Scotia 5.27%, due 11/13/2006	1,481	1,481

	Principal	Value
Euro Dollar Terms (continued)
Barclays
5.31%, due 11/21/2006	$1,851	$1,851
5.30%, due 01/03/2007	1,481	1,481
BNP Paribas 5.28%, due 12/12/2006 5.28%, due 12/15/2006	1,111 1,481	1,111 1,481
Canadian Imperial Bank of Commerce 5.28%, due 11/29/2006	1,851	1,851
Credit Suisse First Boston Corp. 5.29%, due 12/22/2006	2,222	2,222
Fortis Bank 5.26%, due 11/09/2006 5.30%, due 11/20/2006	741 741	741 741
HBOS Halifax Bank of Scotland 5.30%, due 01/08/2007	741	741
Royal Bank of Canada 5.30%, due 11/17/2006	741	741
Toronto Dominion Bank 5.30%, due 12/11/2006	741	741
UBS AG 5.30%, due 01/04/2007	741	741
Repurchase Agreements (4.6%) ††
Credit Suisse First Boston Corp. 5.35%, dated 10/31/2006 to be repurchased at $2,190 on 11/01/2006	2,190	2,190
Goldman Sachs Group, Inc. (The) 5.35%, dated 10/31/2006 to be repurchased at $3,703 on 11/01/2006	3,703	3,703
Merrill Lynch & Co. 5.30%, dated 10/31/2006 to be repurchased at $8,147 on 11/01/2006	8,146	8,146
Morgan Stanley Dean Witter & Co. 5.30%, dated 10/31/2006 to be repurchased at $2,589 on 11/01/2006	2,588	2,588
	Shares	Value
Investment Companies (0.6%)
Barclays Global Investor Institutional Money Market Fund 1-day yield of 5.24%	1,481,018	$1,481
Merrimac Cash Fund, Premium Class 1-day yield of 5.09% @	546,855	547
Total Security Lending Collateral (cost: $58,933)		58,933
Total Investment Securities (cost: $334,100) #		$403,534

The notes to the financial statements are an integral part of this report.

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Annual Report 2006

TA IDEX Transamerica Growth Opportunities 5

TA IDEX Transamerica Growth Opportunities

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2006
(all amounts except share amounts in thousands)

NOTES TO SCHEDULE OF INVESTMENTS:

†  At October 31, 2006, all or a portion of this security is on loan (see Note 1). The value at October 31, 2006, of all securities on loan is $57,331.

‡  Non-income producing.

*  Floating or variable rate note. Rate is listed as of October 31, 2006.

††  Cash collateral for the Repurchase Agreements, valued at $17,207, that serve as collateral for securities lending, are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.25% and 11/06/2006–3/15/2046, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

#  Aggregate cost for federal income tax purposes is $334,100. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $77,789 and $8,355, respectively. Net unrealized appreciation for tax purposes is $69,434.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2006, these securities aggregated $13,599 or 3.8% of the net assets of the Fund.

REIT  Real Estate Investment Trust

The notes to the financial statements are an integral part of this report.

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Annual Report 2006

TA IDEX Transamerica Growth Opportunities 6

TA IDEX Transamerica Growth Opportunities

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2006
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $334,100) (including securities loaned of $57,331)	$403,534
Cash	14,998
Receivables:
Investment securities sold	1,226
Shares of beneficial interest sold	134
Interest	57
Dividends	39
Other	17
420,005
Liabilities:
Investment securities purchased	1,023
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	373
Management and advisory fees	254
Distribution and service fees	96
Transfer agent fees	76
Administration fees	6
Payable for collateral for securities on loan	58,933
Other	95
60,856
Net Assets	$359,149
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$549,485
Undistributed (accumulated) net investment income (loss)	(17)
Undistributed (accumulated) net realized gain (loss) from investment securities	(259,753)
Net unrealized appreciation (depreciation) on investment securities	69,434
Net Assets	$359,149
Net Assets by Class:
Class A	$56,588
Class B	66,098
Class C	21,688
Class I	214,775
Shares Outstanding:
Class A	6,765
Class B	8,344
Class C	2,733
Class I	25,465
Net Asset Value Per Share:
Class A	$8.36
Class B	7.92
Class C	7.94
Class I	8.43
Maximum Offering Price Per Share (a):
Class A	$8.85

(a)  Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B, C and I shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 2006 (b)
(all amounts in thousands)

Investment Income:
Dividends	$2,321
Interest	492
Income from loaned securities–net	288
3,101
Expenses:
Management and advisory fees	2,937
Distribution and service fees:
Class A	242
Class B	733
Class C	251
Transfer agent fees:
Class A	338
Class B	424
Class C	124
Class I	– (c)
Printing and shareholder reports	128
Custody fees	40
Administration fees	75
Legal fees	15
Audit fees	19
Trustees fees	37
Registration fees	44
Other	8
Total expenses	5,415
Less:
Reimbursement of class expenses:
Class B	(43)
Total reimbursed expenses	(43)
Net expenses	5,372
Net Investment Income (Loss)	(2,271)
Net Realized and Unrealized Gain (Loss)
Realized gain (loss) from investment securities	46,326
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	(19,089)
Net Realized and Unrealized Gain (Loss) on Investment Securities	27,237
Net Increase (Decrease) in Net Assets Resulting from Operations	$24,966

(b)  Class I was offered for investment on November 15, 2005.

(c)  Rounds to less than $1.

The notes to the financial statements are an integral part of this report.

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Annual Report 2006

TA IDEX Transamerica Growth Opportunities 7

TA IDEX Transamerica Growth Opportunities

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	October 31, 2006 (a)	October 31, 2005
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$(2,271)	$(2,033)
Net realized gain (loss) from investment securities	46,326	19,909
Change in unrealized appreciation (depreciation) on investment securities	(19,089)	39,287
	24,966	57,163
Capital Share Transactions:
Proceeds from shares sold:
Class A	13,592	7,177
Class B	5,530	4,534
Class C	4,993	2,511
Class I	205,074	–
	229,189	14,222
Cost of shares redeemed:
Class A	(221,734)	(22,648)
Class B	(17,905)	(19,401)
Class C	(10,382)	(9,361)
Class I	(1,565)	–
	(251,586)	(51,410)
Redemption fees:
Class A	– (b)	– (b)
Class B	– (b)	– (b)
Class C	– (b)	– (b)
	– (b)	– (b)
Automatic conversions:
Class A	538	383
Class B	(538)	(383)
	–	–
	(22,397)	(37,188)
Net increase (decrease) in net assets	2,569	19,975
Net Assets:
Beginning of year	356,580	336,605
End of year	$359,149	$356,580
Undistributed (Accumulated) Net Investment Income (Loss)	$(17)	$(17)

	October 31, 2006 (a)	October 31, 2005
Share Activity:
Shares issued:
Class A	1,620	993
Class B	684	676
Class C	622	372
Class I	25,652	–
	28,578	2,041
Shares redeemed:
Class A	(27,610)	(3,228)
Class B	(2,243)	(2,876)
Class C	(1,283)	(1,384)
Class I	(187)	–
	(31,323)	(7,488)
Automatic conversions:
Class A	64	55
Class B	(68)	(57)
	(4)	(2)
Net increase (decrease) in shares outstanding:
Class A	(25,926)	(2,180)
Class B	(1,627)	(2,257)
Class C	(661)	(1,012)
Class I	25,465	–
	(2,749)	(5,449)

(a)  Class I was offered for investment on November 15, 2005.

(b)  Amount rounds to less than $1.

The notes to the financial statements are an integral part of this report.

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TA IDEX Transamerica Growth Opportunities 8

TA IDEX Transamerica Growth Opportunities

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2006	$7.85	$(0.07)	$0.58	$0.51	$–	$–	$–	$8.36
	10/31/2005	6.61	(0.02)	1.26	1.24	–	–	–	7.85
	10/31/2004	5.95	(0.03)	0.69	0.66	–	–	–	6.61
	10/31/2003	4.81	(0.06)	1.20	1.14	–	–	–	5.95
	10/31/2002	4.81	(0.06)	0.06	–	–	–	–	4.81
Class B	10/31/2006	7.48	(0.13)	0.57	0.44	–	–	–	7.92
	10/31/2005	6.37	(0.09)	1.20	1.11	–	–	–	7.48
	10/31/2004	5.79	(0.09)	0.67	0.58	–	–	–	6.37
	10/31/2003	4.70	(0.09)	1.18	1.09	–	–	–	5.79
	10/31/2002	4.73	(0.11)	0.08	(0.03)	–	–	–	4.70
Class C	10/31/2006	7.49	(0.12)	0.57	0.45	–	–	–	7.94
	10/31/2005	6.38	(0.09)	1.20	1.11	–	–	–	7.49
	10/31/2004	5.79	(0.10)	0.69	0.59	–	–	–	6.38
	10/31/2003	4.62	(0.09)	1.26	1.17	–	–	–	5.79
Class I	10/31/2006	7.99	– (h)	0.44	0.44	–	–	–	8.43

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)		Net Investment Income (Loss) to Average		Portfolio Turnover
	Ended (g)	Return (c)	(000's)	Net (e)	Total (f)	Net Assets (a)		Rate (b)
Class A	10/31/2006	6.62%	$56,588	1.72%	1.72%	(0.89	)%(i)	59%
	10/31/2005	18.76	256,559	1.41	1.41	(0.30	)(i)	34
	10/31/2004	11.09	230,633	1.43	1.43	(0.47)		43
	10/31/2003	23.70	147,340	1.75	2.21	(1.11)		97
	10/31/2002	0.05	12,687	1.74	2.53	(1.35)		32
Class B	10/31/2006	5.88	66,098	2.40	2.46	(1.57	)(i)	59
	10/31/2005	17.43	74,589	2.40	2.61	(1.29	)(i)	34
	10/31/2004	10.02	77,869	2.40	2.64	(1.44)		43
	10/31/2003	23.19	52,492	2.41	2.87	(1.76)		97
	10/31/2002	(0.70)	5,897	2.39	3.18	(2.00)		32
Class C	10/31/2006	6.01	21,688	2.38	2.38	(1.54	)(i)	59
	10/31/2005	17.40	25,432	2.40	2.54	(1.29	)(i)	34
	10/31/2004	10.19	28,103	2.40	2.65	(1.58)		43
	10/31/2003	25.32	483	2.42	2.89	(1.78)		97
Class I	10/31/2006	5.51	214,775	0.88	0.88	(0.06)		59

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.

(d)  Per share information is calculated based on average number of shares outstanding.

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  The inception dates for the Fund's offering of share classes were as follows:

Class C was November 11, 2002.
    Class I was November 15, 2005.

(h)  Rounds to less than $(0.01).

(i)  Ratios of Net Investment Income (Loss) to Average Net Assets are inclusive of Redemption Fees, if any. The impact of Redemption Fees is less than 0.01% for Class A, Class B and Class C, respectively.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

TA IDEX Transamerica Growth Opportunities 9

TA IDEX Transamerica Growth Opportunities

NOTES TO FINANCIAL STATEMENTS
At October 31, 2006
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

In the normal course of business, TA IDEX Transamerica Growth Opportunities (the "Fund") enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers four classes of shares, Class A, Class B, Class C and Class I, each with a public offering price that reflects different sales charges, if any, and expense levels. Class I shares commenced operations on November 15, 2005. Class I is only available for investment to certain affiliated asset allocation funds. Prior to 11/15, certain affiliated asset allocation funds invested in Class A. Class B share will convert to Class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated dailty to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2006 was paying an interest rate of 3.65%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which Transamerica IDEX Mutual Funds has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within Transamerica IDEX Mutual Funds, or by any other party.

Recaptured commissions during the year ended October 31, 2006 of $34 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $124, earned by IBT for its services.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon

Transamerica IDEX Mutual Funds

Annual Report 2006

TA IDEX Transamerica Growth Opportunities 10

TA IDEX Transamerica Growth Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2006
(all amounts in thousands)

NOTE 1.–(continued)

as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Redemption fees: A short-term trading redemption fee may be assessed on any Fund shares in a fund account that are sold during the first five (5) NYSE trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2006, the Fund received less than $1 in redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

NOTE 2.  RELATED PARTY TRANSACTIONS

Transamerica Fund Advisors, Inc. ("TFAI") is the Fund's investment adviser. Transamerica Fund Services, Inc. ("TFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. TFAI, TFS, and AFSG are affiliates of AEGON NV, a Netherlands corporation.

Transamerica Investment Management, LLC is both an affiliate of the Fund and a sub-adviser to the Fund.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at October 31, 2006:

	Net Assets	% of Net Assets
TA IDEX Asset Allocation– Conservative Portfolio	$8,147	2.27%
TA IDEX Asset Allocation– Growth Portfolio	61,277	17.06%
TA IDEX Asset Allocation– Moderate Portfolio	43,638	12.15%
TA IDEX Asset Allocation– Moderate Growth Portfolio	101,713	28.32%
Total	$214,775	59.80%

Investment advisory fees: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.80% of the first $250 million of ANA
0.75% of the next $250 million of ANA
0.70% of ANA over $500 million

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.40% Expense Limit

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%
Class B	1.00%
Class C	1.00%
Class I	N/A

In the case the Fund or a class of shares of the Fund is closed to new investors or investments, the Fund is authorized to pay 12b-1 fees for past sales and distribution efforts and present and past investor services.

Underwriter commissions relate to front-end sales charges imposed for Class A shares and contingent deferred sales charges from Classes B, C, and certain A share redemptions. For the year ended October 31, 2006, the underwriter commissions were as follows:

Received by Underwriter	$172
Retained by Underwriter	26
Contingent Deferred Sales Charge	112

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are fees paid to external legal counsel.

Transfer agent fees: The Fund pays TFS an annual per-account charge for each open and closed account. The Fund paid TFS $850 for the year ended October 31, 2006.

Deferred compensation plan: Each eligible independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan maintained by Transamerica IDEX Mutual Funds (the "Plan"). Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds, including the

Transamerica IDEX Mutual Funds

Annual Report 2006

TA IDEX Transamerica Growth Opportunities 11

TA IDEX Transamerica Growth Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2006
(all amounts in thousands)

NOTE 2.–(continued)

Fund. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of October 31, 2006, to $17.

Retirement plan: Under a retirement plan (the "Emeritus Plan") available to the Disinterested Trustees, each Disinterested Trustee is deemed to have elected to serve as Trustee Emeritus of Transamerica IDEX upon his or her termination of service, other than removal for cause, for a maximum period of five years determined by his or her years of service as a Trustee.

Such amounts shall be accrued by Transamerica IDEX on a pro rata basis allocable to each Transamerica IDEX fund based on the relative assets of the fund. If retainers increase in the future, past accruals (and credits) will be adjusted upward so that 50% of the Trustee's current retainer is accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred become payable to an Emeritus Trustee (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation will be paid on a quarterly basis during the time period that the Trustee Emeritus is allowed to serve as such.

Amounts deferred and accrued under the Deferred Compensation and Emeritus Plans are unfunded and unsecured claims against the general assets of Transamerica IDEX. For the period ended October 31, 2006, the amount related to the Emeritus Plan was $21. As of October 31, 2006, the Fund has not made any payments related to the Emeritus Plan.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2006 were as follows:

Purchases of securities:
Long-Term	$213,027
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	226,433
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, net operating losses and capital loss carryforwards.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Shares of beneficial interest, unlimited shares authorized	$(2,271)
Undistributed (accumulated) net investment income (loss)	2,271

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

Capital Loss Carryforwards	Available through
$148,499	October 31, 2008
99,199	October 31, 2009
4,618	October 31, 2010
7,437	October 31, 2011

The capital loss carryforward utilized during the year ended October 31, 2006 was $46,300.

The tax basis components of distributable earnings as of October 31, 2006 are as follows:

Undistributed Ordinary Income	$–
Undistributed Long-term Capital Gain	$–
Capital Loss Carryforward	$(259,753)
Other Temporary Differences	$(17)
Net Unrealized Appreciation (Depreciation)	$69,434

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material

Transamerica IDEX Mutual Funds

Annual Report 2006

TA IDEX Transamerica Growth Opportunities 12

TA IDEX Transamerica Growth Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2006
(all amounts in thousands)

NOTE 5.–(continued)

adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

NOTE 6.  RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Manager is evaluating the application of FIN 48 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the financial statements.

In September 2006, FASB issued its new Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted. The Manager is evaluating the application of FAS 157 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, the Fund's financial statements.

Transamerica IDEX Mutual Funds

Annual Report 2006

TA IDEX Transamerica Growth Opportunities 13

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX Transamerica Growth Opportunities:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX Transamerica Growth Opportunities (the "Fund") at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers provide a reasonable basis for our opinion.

Tampa, Florida
December 27, 2006

Transamerica IDEX Mutual Funds

Annual Report 2006

TA IDEX Transamerica Growth Opportunities 14

TA IDEX Transamerica High-Yield Bond

MARKET ENVIRONMENT

The economy remained resilient over the past fiscal year, despite the lingering effects of last year's major hurricane and significantly rising energy prices. Continued employment growth, albeit below historical recoveries, provided a backdrop for strong personal consumption expenditures. Although the lagged effects of two-and-half years of the Federal Reserve Board's ("Fed") tightening are just now beginning to impact the economy, the recent Fed pause has given more confidence to the markets and consumers alike that any slowdown in the economy will be contained to that of a "soft patch".

The Fed, however, continues to be concerned that higher energy prices may flow through to final consumer prices and eventually raise investor's inflation expectations. The Fed has stated that they are more concerned currently about inflation than of slowing economic growth. This risk, of any renewed attempt by the Fed to initiate a new tightening phase, is the most challenging risk facing the portfolio over the next fiscal year.

The vast majority of the portfolio's underperformance for the fiscal year versus the Merrill Lynch High Yield Cash Pay Index ("Merrill Lynch High Yield") was the portfolio's underweight in CCC securities, which is limited to 10% of the portfolio.

PERFORMANCE

For the year ended October 31, 2006, TA IDEX Transamerica High-Yield Bond, Class A returned 9.27%. By comparison its benchmark, the Merrill Lynch High Yield, returned 10.25%.

STRATEGY REVIEW

Top individual contributors to portfolio performance were Adelphia Communications Corporation, General Motors Corporation, and Unisys Corporation. Individual names which contributed negatively to portfolio performance in 2006 were HCA Inc. ("HCA"), Station Casino, Inc., Georgia-Pacific Corporation, DirecTV, and Chesapeake Energy Corporation.

In general our strategy of an up-in-quality bias, with select investments in lower-tier credits, provided a solid return for the portfolio, but just short of the down-in-quality bias of the index. As we navigate the upcoming fiscal year, our discipline of not chasing yield, we believe, will reward shareholders when credit volatility once again begins to increase.

This past fiscal year marked the first full fiscal year that the portfolio has operated as a full high yield mandate. This change was effective August 1, 2005. The only remaining limitation is the portfolio's restriction to hold no more than 10% of the portfolio in CCC securities, which did have an adverse impact on the portfolio's fiscal year performance due to the significant out-performance of CCC's over the past year.

An early swoon to the high yield market quickly abated as speculative-grade credit generated strong returns for the fiscal year ended October 31, 2006. In spite of rising interest rates during the first half of 2006, and equity weakness midway through the year, high yield exhibited great resiliency in generating positive returns for all of 2006. In general, the overreaching theme for many high yield participants was a down-in-quality trade. Given the backdrop of low credit volatility and tight spreads, investors felt comfortable stretching for additional yield in riskier situations. Positive performance for high yield was driven in large part by the lower-quality segment of the market. Industries contributing notable positive returns to high yield were airlines, automobiles, media cable, and telecommunications.

With the portfolio now a total high yield portfolio, credit is the predominate risk to the portfolio. A long sustained underperformance by the economy would be detrimental to the cash flows and balance sheets of below investment grade securities, which is mitigated somewhat by our very low weighting in CCC securities and generally a higher proportion of better quality credits within the portfolio versus our peers.

David R. Halfpap, CFA

Bradley J. Beman, CFA, CPA

Co-Fund Managers
AEGON USA Investment Management, LLC

Transamerica IDEX Mutual Funds

Annual Report 2006

TA IDEX Transamerica High-Yield Bond 1

TA IDEX Transamerica High-Yield Bond

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Average Annual Total Return for Periods Ended 10/31/06

	1 year	5 years	10 years	From Inception	Inception Date
Class A (NAV)	9.27%	6.47%	6.00%	8.44%	6/14/85
Class A (POP)	4.08%	5.44%	5.48%	8.20%	6/14/85
MLHYCP[1]	10.25%	9.81%	6.87%	9.62%	6/14/85
Class B (NAV)	8.53%	5.75%	5.29%	5.64%	10/1/95
Class B (POP)	3.53%	5.59%	5.29%	5.64%	10/1/95
Class C (NAV)	8.54%	–	–	9.29%	11/11/02
Class C (POP)	7.54%	–	–	9.29%	11/11/02
Class I (NAV)	9.81%	–	–	6.06%	11/8/04

NOTES

1  The Merrill Lynch High Yield Cash Pay (MLHYCP) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2006 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments in high-yield bonds ("junk bonds") may be subject to greater volatility and risks as the income derived from these securities is not guaranteed and may be unpredictable.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund.

Transamerica IDEX Mutual Funds

Annual Report 2006

TA IDEX Transamerica High-Yield Bond 2

TA IDEX Transamerica High-Yield Bond

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2006 and held for the entire period until October 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$1,041.90	1.18%	$6.07
Hypothetical (b)	1,000.00	1,019.26	1.18	6.01
Class B
Actual	1,000.00	1,038.50	1.81	9.30
Hypothetical (b)	1,000.00	1,016.08	1.81	9.20
Class C
Actual	1,000.00	1,037.40	1.79	9.19
Hypothetical (b)	1,000.00	1,016.18	1.79	9.10
Class I
Actual	1,000.00	1,044.40	0.66	3.40
Hypothetical (b)	1,000.00	1,021.88	0.66	3.36

(a)  Expenses are calculated using the Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)   5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Bond Credit Quality (Moody Ratings)
At October 31, 2006

This chart shows the percentage breakdown by Bond Credit Quality of the Fund's total investment securities.

Transamerica IDEX Mutual Funds

Annual Report 2006

TA IDEX Transamerica High-Yield Bond 3

TA IDEX Transamerica High-Yield Bond

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
(continued)
(unaudited)

Credit Rating	Description

B1	Moderate vulnerability to adverse business, financial and economic conditions but currently has the capacity to meet financial commitments.

B2	More vulnerable to adverse business, financial and economic conditions but currently has the capacity to meet financial commitments.

B3	Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Ba1	Moderate vulnerability in the near-term but faces major ongoing uncertainties in the event of adverse business, financial and economic conditions.

Ba2	Vulnerable in the near-term but faces major ongoing uncertainties in the event of adverse business, financial and economic conditions.

Ba3	More vulnerable in the near-term but faces major ongoing uncertainties in the event of adverse business, financial and economic conditions.

Baa1	Medium grade obligations. Interest payments and principal security are adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over great length of time.

Baa2	Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over great length of time.

Baa3	Medium grade obligations. Interest payments and principal security are not as adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over great length of time.

Caa1	Highly vulnerable may be in default on their policyholder obligations or there may be present elements of danger with respect to payment of policyholder obligations and claims.

Caa2	Extremely vulnerable may be in default on their policyholder obligations or there may be present elements of danger with respect to payment of policyholder obligations and claims.

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Annual Report 2006

TA IDEX Transamerica High-Yield Bond 4

TA IDEX Transamerica High-Yield Bond

SCHEDULE OF INVESTMENTS
At October 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
CORPORATE DEBT SECURITIES (94.2%)
Agriculture (0.8%)
Dole Food Co., Inc., Senior Note 7.25%, due 06/15/2010	$3,500	$3,264
Amusement & Recreation Services (0.8%)
Mohegan Tribal Gaming Authority 6.13%, due 02/15/2013	2,000	1,982
Speedway Motorsports, Inc. 6.75%, due 06/01/2013	1,200	1,188
Apparel Products (0.9%)
Levi Strauss & Co. 9.75%, due 01/15/2015	3,500	3,710
Automotive (4.6%)
ArvinMeritor, Inc. 8.75%, due 03/01/2012 †	452	444
Ford Motor Co. 7.45%, due 07/16/2031 †	2,000	1,567
General Motors Acceptance Corp. 6.75%, due 12/01/2014 †	8,000	7,931
General Motors Corp. 7.13%, due 07/15/2013 †	2,000	1,790
Lear Corp. 8.11%, due 05/15/2009 †	2,000	2,027
Lear Corp., Series B 5.75%, due 08/01/2014	2,000	1,675
Tenneco Automotive, Inc. 10.25%, due 07/15/2013	2,500	2,737
Business Services (4.7%)
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.–144A 7.63%, due 05/15/2014	3,030	2,962
Hertz Corp.–144A 8.88%, due 01/01/2014	3,000	3,135
Jacuzzi Brands, Inc. 9.63%, due 07/01/2010	3,250	3,482
Lamar Media Corp. 6.63%, due 08/15/2015	2,800	2,695
R.H. Donnelley Finance Corp I–144A 10.88%, due 12/15/2012	2,000	2,187
Universal Compression, Inc. 7.25%, due 05/15/2010	2,000	2,012
Universal Hospital Services, Inc. 10.13%, due 11/01/2011	2,000	2,115
Chemicals & Allied Products (4.5%)
Airgas, Inc. 6.25%, due 07/15/2014	1,500	1,429

	Principal	Value
Chemicals & Allied Products (continued)
Equistar Chemicals, LP/Equistar Funding Corp. 10.13%, due 09/01/2008 $1,000 $1,060 10.63%, due 05/01/2011	2,000	2,140
Huntsman International LLC 9.88%, due 03/01/2009 615 637 10.13%, due 07/01/2009 2,000 2,030 11.63%, due 10/15/2010	965	1,064
Huntsman International LLC–144A 8.38%, due 01/01/2015 †	2,000	1,975
IMC Global, Inc. 6.88%, due 07/15/2007	3,000	3,022
Ineos Group Holdings PLC–144A 8.50%, due 02/15/2016 †	1,750	1,684
Lyondell Chemical Co. 10.50%, due 06/01/2013	1,000	1,100
NOVA Chemicals Corp. 6.50%, due 01/15/2012	2,000	1,880
Communication (6.4%)
Adelphia Communications Corp. 10.25%, due 11/01/2006 ø	1,000	770
Cablevision Systems Corp., Series B 8.00%, due 04/15/2012	4,000	3,885
CCH I LLC 11.00%, due 10/01/2015	8,274	7,974
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.–144A 8.38%, due 04/30/2014	2,000	2,055
Echostar DBS Corp. 6.38%, due 10/01/2011	4,190	4,148
Intelsat Subsidiary Holding Co., Ltd. 8.63%, due 01/15/2015	3,500	3,631
PanAmSat Corp. 9.00%, due 08/15/2014	1,300	1,358
PanAmSat Corp., Senior Note–144A 9.00%, due 06/15/2016	1,500	1,567
Communications Equipment (1.7%)
Intelsat Bermuda, Ltd., Senior Note–144A 9.25%, due 06/15/2016	2,500	2,669
L-3 Communications Corp. 7.63%, due 06/15/2012	1,000	1,039
6.13%, due 07/15/2013	2,000	1,970
6.13%, due 01/15/2014	1,000	985
Computer & Data Processing Services (1.3%)
Seagate Technology HDD Holdings 6.38%, due 10/01/2011	2,300	2,271

The notes to the financial statements are an integral part of this report.

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Annual Report 2006

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SCHEDULE OF INVESTMENTS (continued)
At October 31, 2006
(all amounts except share amounts in thousands)

	Principal		Value
Computer & Data Processing Services (continued)
Unisys Corp. 8.00%, due 10/15/2012 $2,000 $1,905 8.50%, due 10/15/2015	1,000		950
Department Stores (0.0%)
Saks, Inc. 8.25%, due 11/15/2008	—	o	—	o
Drug Stores & Proprietary Stores (0.5%)
Medco Health Solutions, Inc. 7.25%, due 08/15/2013	1,000		1,086
Rite Aid Corp. 9.50%, due 02/15/2011	1,000		1,040
Electric Services (4.0%)
AES Corp. (The)–144A 8.75%, due 05/15/2013	5,000		5,369
Edison Mission Energy, Senior Note–144A 7.50%, due 06/15/2013 †	2,710		2,785
NRG Energy, Inc. 7.25%, due 02/01/2014	3,750		3,792
TXU Corp., Series P 5.55%, due 11/15/2014	4,000		3,811
Electric, Gas & Sanitary Services (1.5%)
Allied Waste North America, Inc. 8.50%, due 12/01/2008 3,775 3,973 6.50%, due 11/15/2010 † 1,000 987 7.88%, due 04/15/2013	1,000		1,027
Electronic Components & Accessories (3.0%)
Celestica, Inc. 7.63%, due 07/01/2013 †	3,225		3,233
NXP BV, Senior Note–144A 7.88%, due 10/15/2014	4,000		4,060
Spansion LLC–144A 11.25%, due 01/15/2016 †	2,000		2,080
STATS ChipPAC, Ltd. 6.75%, due 11/15/2011	2,750		2,667
Fabricated Metal Products (1.1%)
Alliant Techsystems, Inc. 6.75%, due 04/01/2016	4,590		4,556
Food & Kindred Products (0.8%)
Del Monte Corp. 8.63%, due 12/15/2012	3,000		3,154
Gas Production & Distribution (5.5%)
Colorado Interstate Gas Co. 5.95%, due 03/15/2015	3,125		3,004

	Principal	Value
Gas Production & Distribution (continued)
Colorado Interstate Gas Co., Senior Note 6.80%, due 11/15/2015	$3,900	$3,963
Dynegy Holdings, Inc., Senior Note 8.75%, due 02/15/2012	4,000	4,180
Dynegy-Roseton/Danskammer, Series 2001, Class B 7.67%, due 11/08/2016	4,000	4,070
Northwest Pipeline Corp. 8.13%, due 03/01/2010	2,000	2,070
Transcontinental Gas Pipe Line Corp. 8.88%, due 07/15/2012	4,000	4,490
Health Services (4.5%)
Ameripath, Inc. 10.50%, due 04/01/2013	1,590	1,709
Davita, Inc. 6.63%, due 03/15/2013	5,400	5,319
HCA, Inc. 6.95%, due 05/01/2012	1,000	884
6.30%, due 10/01/2012	2,275	1,939
6.25%, due 02/15/2013	3,000	2,498
Manor Care, Inc. 6.25%, due 05/01/2013	1,000	1,011
Tenet Healthcare Corp. 9.88%, due 07/01/2014	1,250	1,223
Tenet Healthcare Corp., Senior Note 9.25%, due 02/01/2015	3,500	3,321
Holding & Other Investment Offices (3.4%)
Host Hotels & Resorts, LP REIT, Senior Note–144A 6.88%, due 11/01/2014	2,000	2,008
Nell AF Sarl–144A 8.38%, due 08/15/2015 †	3,975	4,035
Sungard Data Systems, Inc. 9.13%, due 08/15/2013 †	4,000	4,150
Sungard Data Systems, Inc., Senior Subordinated Note 10.25%, due 08/15/2015	3,000	3,143
Hotels & Other Lodging Places (4.4%)
Las Vegas Sands Corp. 6.38%, due 02/15/2015	4,750	4,465
Mandalay Resort Group 6.38%, due 12/15/2011	1,000	973
MGM Mirage 6.00%, due 10/01/2009	2,500	2,469
6.75%, due 09/01/2012	1,000	970
5.88%, due 02/27/2014	2,500	2,291

The notes to the financial statements are an integral part of this report.

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Annual Report 2006

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SCHEDULE OF INVESTMENTS (continued)
At October 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
Hotels & Other Lodging Places (continued)
Station Casinos, Inc. 6.00%, due 04/01/2012	$1,000	$954
6.50%, due 02/01/2014	2,000	1,825
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 6.63%, due 12/01/2014	3,450	3,381
Industrial Machinery & Equipment (0.9%)
Case New Holland, Inc. 9.25%, due 08/01/2011	3,250	3,449
Instruments & Related Products (2.8%)
DirecTV Holdings LLC/DirecTV Financing Co. 8.38%, due 03/15/2013	7,750	8,041
DRS Technologies, Inc. 6.88%, due 11/01/2013	3,000	3,000
Medical Instruments & Supplies (0.4%)
Bard (C.R.), Inc. 6.70%, due 12/01/2026	1,500	1,616
Metal Cans & Shipping Containers (1.6%)
Ball Corp. 6.88%, due 12/15/2012	3,775	3,813
6.63%, due 03/15/2018	2,400	2,355
Mining (1.0%)
Peabody Energy Corp., Senior Note 7.38%, due 11/01/2016	4,000	4,160
Mortgage Bankers & Brokers (0.5%)
CCM Merger, Inc.–144A 8.00%, due 08/01/2013	1,988	1,916
Motor Vehicles, Parts & Supplies (0.5%)
ArvinMeritor, Inc. 8.13%, due 09/15/2015	452	421
TRW Automotive, Inc. 11.00%, due 02/15/2013	1,300	1,427
Oil & Gas Extraction (2.6%)
Chesapeake Energy Corp. 7.50%, due 09/15/2013	1,000	1,024
7.00%, due 08/15/2014	3,000	3,008
6.88%, due 01/15/2016	1,000	993
Newfield Exploration Co. 6.63%, due 09/01/2014	2,500	2,459
Whiting Petroleum Corp. 7.00%, due 02/01/2014	3,000	2,955
Paper & Allied Products (4.3%)
Abitibi-Consolidated, Inc. 6.00%, due 06/20/2013 †	1,950	1,550

	Principal	Value
Paper & Allied Products (continued)
Boise Cascade LLC 7.13%, due 10/15/2014	$2,000	$1,885
Georgia-Pacific Corp. 7.70%, due 06/15/2015	5,000	5,075
Graphic Packaging International Corp. 8.50%, due 08/15/2011	4,900	5,035
MDP Acquisitions PLC 9.63%, due 10/01/2012	2,500	2,647
Smurfit-Stone Container Corp. 8.38%, due 07/01/2012	1,000	975
Paperboard Containers & Boxes (0.9%)
Jefferson Smurfit Corp. 7.50%, due 06/01/2013	2,000	1,865
Jefferson Smurfit-Stone Container Corp. 8.25%, due 10/01/2012	1,900	1,843
Personal Credit Institutions (2.2%)
Ford Motor Credit Co. 6.50%, due 01/25/2007 †	500	500
9.88%, due 08/10/2011 †	8,000	8,267
Personal Services (0.9%)
Service Corp. International 7.70%, due 04/15/2009	2,000	2,116
Service Corp. International/US, Senior Note–144A 7.38%, due 10/01/2014	1,550	1,593
Primary Metal Industries (0.8%)
Novelis, Inc.–144A 8.25%, due 02/15/2015	3,500	3,343
Printing & Publishing (3.8%)
Dex Media East LLC/Dex Media East Finance Co. 9.88%, due 11/15/2009	1,000	1,051
Dex Media West LLC/Dex Media Finance Co., Series B 8.50%, due 08/15/2010	2,000	2,073
Dex Media, Inc. 8.00%, due 11/15/2013	2,500	2,528
Primedia, Inc. 8.88%, due 05/15/2011	2,000	1,985
8.00%, due 05/15/2013	3,750	3,497
RH Donnelley Corp., Senior Note 8.88%, due 01/15/2016	3,750	3,867
Radio & Television Broadcasting (2.3%)
Quebecor Media, Inc., Senior Note 7.75%, due 03/15/2016	4,750	4,798

The notes to the financial statements are an integral part of this report.

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Annual Report 2006

TA IDEX Transamerica High-Yield Bond 7

TA IDEX Transamerica High-Yield Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
Radio & Television Broadcasting (continued)
Univision Communications, Inc. 7.85%, due 07/15/2011	$2,750	$2,779
Videotron Ltee 6.88%, due 01/15/2014	1,500	1,489
Restaurants (1.2%)
Restaurant Co. (The) 10.00%, due 10/01/2013	5,000	4,713
Stone, Clay & Glass Products (0.7%)
Owens Brockway Glass Container, Inc. 6.75%, due 12/01/2014	2,000	1,920
Owens-Brockway 8.88%, due 02/15/2009	1,000	1,025
Telecommunications (10.0%)
Alamosa Delaware, Inc., Senior Note 8.50%, due 01/31/2012	3,000	3,190
Cincinnati Bell, Inc. 8.38%, due 01/15/2014 †	2,800	2,856
Citizens Communications Co. 9.00%, due 08/15/2031	2,000	2,173
Dobson Cellular Systems, Inc., Senior Note–144A 8.38%, due 11/01/2011	2,000	2,078
Embarq Corp. 7.08%, due 06/01/2016	2,600	2,660
Hawaiian Telcom Communications, Inc., Senior Note 9.75%, due 05/01/2013	4,500	4,658
Qwest Capital Funding, Inc. 7.90%, due 08/15/2010 †	5,000	5,175
Qwest Communications International, Inc., Senior Note 7.25%, due 02/15/2011	2,000	2,030
Qwest Corp. 7.50%, due 06/15/2023	2,000	2,020
Rogers Wireless Communications, Inc. 6.38%, due 03/01/2014	5,750	5,750
Rogers Wireless, Inc., Senior Secured Note 9.63%, due 05/01/2011	1,500	1,699
Windstream Corp.–144A 8.63%, due 08/01/2016	5,250	5,663
Tobacco Products (0.5%)
Reynolds American, Inc., Senior Note–144A 6.50%, due 07/15/2010	2,000	2,029
Transportation Equipment (0.6%)
Trinity Industries, Inc. 6.50%, due 03/15/2014	2,500	2,453

	Principal	Value
Wholesale Trade Nondurable Goods (1.3%)
Supervalu, Inc., Senior Note 7.50%, due 11/15/2014	$5,000	$5,087
Total Corporate Debt Securities (cost: $371,848)		374,643
	Shares	Value
PREFERRED STOCKS (0.5%)
Holding & Other Investment Offices (0.5%)
Duke Realty Corp. REIT (a)	40,000	$2,001
Total Preferred Stocks (cost: $2,008)		2,001
COMMON STOCKS (0.0%)
Printing & Publishing (0.0%)
Golden Books Family Entertainment, Inc. ‡	63,750	—	o
Total Common Stocks (cost: $169)		—
	Principal	Value
SECURITY LENDING COLLATERAL (11.0%)
Debt (10.6%)
Bank Notes (0.3%)
Bank of America 5.30%, due 11/20/2006 *	$1,382	$1,382
Commercial Paper (3.2%)
Barton Capital LLC–144A 5.27%, due 11/02/2006	553	553
CAFCO Funding LLC–144A 5.29%, due 11/17/2006	809	809
CIESCO LLC–144A 5.29%, due 11/16/2006	553	553
Clipper Receivables Corp. 5.28%, due 11/15/2006	276	276
Commonwealth Bank of Australia 5.29%, due 11/30/2006	553	553
Compass Securitization–144A 5.31%, due 12/15/2006	553	553
CRC Funding LLC–144A 5.31%, due 12/19/2006	530	530
Fairway Finance Corp.–144A 5.28%, due 11/17/2006 829 829 5.29%, due 11/22/2006	538	538
Falcon Asset Securitization Corp.–144A 5.29%, due 11/14/2006	276	276
General Electric Capital Corp. 5.29%, due 11/03/2006	1,106	1,106
Govco, Inc.–144A 5.28%, due 11/10/2006	276	276
Greyhawk Funding–144A 5.30%, due 11/27/2006	553	553

The notes to the financial statements are an integral part of this report.

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Annual Report 2006

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SCHEDULE OF INVESTMENTS (continued)
At October 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
Commercial Paper (continued)
Jupiter Securitization Corp.–144A 5.28%, due 11/06/2006	$553	$553
Lexington Parker Capital Corp.–144A 5.29%, due 11/09/2006	553	553
Old Line Funding LLC–144A 5.28%, due 11/15/2006	553	553
Ranger Funding Co. LLC–144A 5.29%, due 11/16/2006	276	276
Sheffield Receivables Corp.–144A 5.28%, due 11/08/2006	276	276
5.30%, due 11/28/2006	553	553
Three Pillars Funding LLC–144A 5.29%, due 11/20/2006	553	553
Variable Funding Capital Co. LLC–144A 5.27%, due 11/08/2006	1,106	1,106
5.29%, due 11/28/2006	262	262
Yorktown Capital LLC 5.30%, due 12/14/2006	553	553
Euro Dollar Overnight (0.5%)
Fortis Bank 5.26%, due 11/07/2006	1,106	1,106
Societe Generale 5.28%, due 11/01/2006	553	553
Svenska Handlesbanken 5.30%, due 11/01/2006	289	289
Euro Dollar Terms (3.5%)
Abbey National PLC 5.28%, due 12/01/2006	1,106	1,106
BancoBilbao Vizcaya Argentaria SA 5.31%, due 01/03/2007	553	553
Bank of Montreal 5.28%, due 12/04/2006	553	553
Bank of Nova Scotia 5.27%, due 11/13/2006	1,106	1,106
Barclays 5.31%, due 11/21/2006 1,382 1,382 5.30%, due 01/03/2007	1,106	1,106
BNP Paribas 5.28%, due 12/12/2006	829	829
5.28%, due 12/15/2006	1,106	1,106
Canadian Imperial Bank of Commerce 5.28%, due 11/29/2006	1,382	1,382
Credit Suisse First Boston Corp. 5.29%, due 12/22/2006	1,658	1,658

	Principal	Value
Euro Dollar Terms (continued)
Fortis Bank 5.26%, due 11/09/2006 $553 $553 5.30%, due 11/20/2006	553	553
HBOS Halifax Bank of Scotland 5.30%, due 01/08/2007	553	553
Royal Bank of Canada 5.30%, due 11/17/2006	553	553
Toronto Dominion Bank 5.30%, due 12/11/2006	553	553
UBS AG 5.30%, due 01/04/2007	553	553
Repurchase Agreements (3.1%) ††
Credit Suisse First Boston Corp. 5.35%, dated 10/31/2006 to be repurchased at $1,635 on 11/01/2006	1,635	1,635
Goldman Sachs Group, Inc. (The) 5.35%, dated 10/31/2006 to be repurchased at $2,765 on 11/01/2006	2,764	2,764
Merrill Lynch & Co. 5.30%, dated 10/31/2006 to be repurchased at $6,082 on 11/01/2006	6,082	6,082
Morgan Stanley Dean Witter & Co. 5.30%, dated 10/31/2006 to be repurchased at $1,933 on 11/01/2006	1,932	1,932
	Shares	Value
Investment Companies (0.4%)
Barclays Global Investor Institutional Money Market Fund 1-day yield of 5.24%	1,105,725	$1,106
Merrimac Cash Fund, Premium Class 1-day yield of 5.09% @	408,281	408
Total Security Lending Collateral (cost: $43,999)		43,999
Total Investment Securities (cost: $418,024) #		$420,643

The notes to the financial statements are an integral part of this report.

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Annual Report 2006

TA IDEX Transamerica High-Yield Bond 9

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SCHEDULE OF INVESTMENTS (continued)
At October 31, 2006
(all amounts except share amounts in thousands)

NOTES TO SCHEDULE OF INVESTMENTS:

†  At October 31, 2006, all or a portion of this security is on loan (see Note 1). The value at October 31, 2006, of all securities on loan is $42,946.

(a)  Duke Realty Corp. REIT has a coupon rate of 7.99% until 10/01/2012, thereafter the coupon rate will be 9.99%.

‡  Non-income producing.

*  Floating or variable rate note. Rate is listed as of October 31, 2006.

††  Cash collateral for the Repurchase Agreements, valued at $12,847, that serve as collateral for securities lending, are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.25% and 11/06/2006–3/15/2046, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

o  Value is less than $1.

ø  Security is currently in default on interest payments.

#  Aggregate cost for federal income tax purposes is $418,024. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $8,255 and $5,636, respectively. Net unrealized appreciation for tax purposes is $2,619.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2006, these securities aggregated $65,348 or 16.4% of the net assets of the Fund.

REIT  Real Estate Investment Trust

The notes to the financial statements are an integral part of this report.

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Annual Report 2006

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STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2006
(all amounts except share amounts in thousands)

Assets:
Investment securities, at value (cost: $418,024) (including securities loaned of $42,946)	$420,643
Cash	15,351
Receivables:
Investment securities sold	1,416
Shares of beneficial interest sold	114
Interest	7,903
Income from loaned securities	11
Other	27
445,465
Liabilities:
Investment securities purchased	1,985
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	1,293
Management and advisory fees	206
Distribution and service fees	48
Transfer agent fees	12
Administration fees	7
Payable for collateral for securities on loan	43,999
Other	79
47,629
Net Assets	$397,836
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$398,931
Undistributed (accumulated) net investment income (loss)	1,050
Undistributed (accumulated) net realized gain (loss) from investment securities	(4,764)
Net unrealized appreciation (depreciation) on investment securities	2,619
Net Assets	$397,836
Net Assets by Class:
Class A	$43,514
Class B	27,753
Class C	11,317
Class I	315,252
Shares Outstanding:
Class A	4,735
Class B	3,022
Class C	1,234
Class I	34,105
Net Asset Value Per Share:
Class A	$9.19
Class B	9.18
Class C	9.17
Class I	9.24
Maximum Offering Price Per Share (a):
Class A	$9.65

(a)  Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B, C and I shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 2006
(all amounts in thousands)

Investment Income:
Interest	$30,739
Dividends	160
Income from loaned securities-net	336
	31,235
Expenses:
Management and advisory fees	2,323
Distribution and service fees:
Class A	174
Class B	319
Class C	127
Transfer agent fees:
Class A	69
Class B	54
Class C	21
Class I	–	(b)
Printing and shareholder reports	26
Custody fees	56
Administration fees	79
Legal fees	16
Audit fees	19
Trustees fees	38
Registration fees	40
Other	11
Total expenses	3,372
Net Investment Income (Loss)	27,863
Net Realized and Unrealized Gain (Loss):
Realized gain (loss) from investment securities	2,550
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	5,827
Net Realized and Unrealized Gain (Loss) on Investment Securities	8,377
Net Increase (Decrease) in Net Assets Resulting from Operations	$36,240

(b)  Rounds to less than $1.

The notes to the financial statements are an integral part of this report.

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STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	October 31, 2006	October 31, 2005 (a)
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$27,863	$25,616
Net realized gain (loss) from investment securities	2,550	5,533
Change in unrealized appreciation (depreciation) on investment securities	5,827	(23,007)
	36,240	8,142
Distributions to Shareholders:
From net investment income:
Class A	(2,884)	(21,465)
Class B	(1,848)	(2,372)
Class C	(734)	(1,112)
Class I	(20,919)	(2,175)
	(26,385)	(27,124)
Capital Share Transactions:
Proceeds from shares sold:
Class A	18,259	37,109
Class B	1,519	3,673
Class C	2,968	3,394
Class I	326,422	40,302
	349,168	84,478
Dividends and distributions reinvested:
Class A	2,129	20,851
Class B	1,230	1,477
Class C	425	630
Class I	20,919	2,175
	24,703	25,133
Cost of shares redeemed:
Class A	(314,046)	(16,220)
Class B	(12,527)	(15,678)
Class C	(8,273)	(12,670)
Class I	(81,130)	–
	(415,976)	(44,568)
Redemption fees:
Class A	– (b)	–
Class B	– (b)	1
Class C	– (b)	– (b)
	– (b)	1
Automatic conversions:
Class A	242	74
Class B	(242)	(74)
	–	–
	(42,105)	65,044
Net increase (decrease) in net assets	(32,250)	46,062
Net Assets:
Beginning of year	430,086	384,024
End of year	$397,836	$430,086
Undistributed (Accumulated) Net Investment Income (Loss)	$1,050	$(803)

	October 31, 2006	October 31, 2005 (a)
Share Activity:
Shares issued:
Class A	2,011	3,986
Class B	168	397
Class C	328	366
Class I	36,198	4,293
	38,705	9,042
Shares issued–reinvested from distributions:
Class A	236	2,266
Class B	136	161
Class C	47	70
Class I	2,303	236
	2,722	2,733
Shares redeemed:
Class A	(35,041)	(1,761)
Class B	(1,382)	(1,700)
Class C	(914)	(1,373)
Class I	(8,925)	–
	(46,262)	(4,834)
Automatic conversions:
Class A	27	8
Class B	(27)	(8)
	–	–
Net increase (decrease) in shares outstanding:
Class A	(32,767)	4,499
Class B	(1,105)	(1,150)
Class C	(539)	(937)
Class I	29,576	4,529
	(4,835)	6,941

(a)  Class I was offered for investment on November 8, 2004.

(b)  Rounds to less than $1.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

TA IDEX Transamerica High-Yield Bond 12

TA IDEX Transamerica High-Yield Bond

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (d)(e)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2006	$8.97	$0.61	$0.19	$0.80	$(0.58)	$–	$(0.58)	$9.19
	10/31/2005	9.37	0.56	(0.37)	0.19	(0.59)	–	(0.59)	8.97
	10/31/2004	9.08	0.52	0.29	0.81	(0.52)	–	(0.52)	9.37
	10/31/2003	7.93	0.57	1.16	1.73	(0.58)	–	(0.58)	9.08
	10/31/2002	9.26	0.57	(1.31)	(0.74)	(0.59)	–	(0.59)	7.93
Class B	10/31/2006	8.97	0.55	0.19	0.74	(0.53)	–	(0.53)	9.18
	10/31/2005	9.37	0.48	(0.37)	0.11	(0.51)	–	(0.51)	8.97
	10/31/2004	9.08	0.46	0.29	0.75	(0.46)	–	(0.46)	9.37
	10/31/2003	7.93	0.51	1.17	1.68	(0.53)	–	(0.53)	9.08
	10/31/2002	9.26	0.52	(1.32)	(0.80)	(0.53)	–	(0.53)	7.93
Class C	10/31/2006	8.96	0.55	0.19	0.74	(0.53)	–	(0.53)	9.17
	10/31/2005	9.36	0.47	(0.36)	0.11	(0.51)	–	(0.51)	8.96
	10/31/2004	9.08	0.46	0.28	0.74	(0.46)	–	(0.46)	9.36
	10/31/2003	8.08	0.51	1.02	1.53	(0.53)	–	(0.53)	9.08
Class I	10/31/2006	9.02	0.67	0.18	0.85	(0.63)	–	(0.63)	9.24
	10/31/2005	9.39	0.59	(0.37)	0.22	(0.59)	–	(0.59)	9.02

			Ratios/Supplemental Data
	For the Period Ended (e)	Total Return (c)	Net Assets, End of Period (000's)	Ratio of Expenses to Average Net Assets (a)	Net Investment Income (Loss) to Average Net Assets (a)		Portfolio Turnover Rate (b)
Class A	10/31/2006	9.27%	$43,514	1.16%	6.77	%(f)	73%
	10/31/2005	2.06	336,340	1.05	6.04		71
	10/31/2004	9.23	309,223	1.08	5.67		49
	10/31/2003	22.74	193,708	1.22	6.57		46
	10/31/2002	(8.48)	60,332	1.35	6.61		64
Class B	10/31/2006	8.53	27,753	1.83	6.12	(f)	73
	10/31/2005	1.21	37,006	1.85	5.18	(f)	71
	10/31/2004	8.52	49,422	1.72	5.05		49
	10/31/2003	21.94	51,511	1.87	5.92		46
	10/31/2002	(9.03)	31,336	2.00	5.96		64
Class C	10/31/2006	8.54	11,317	1.83	6.12	(f)	73
	10/31/2005	1.21	15,880	1.88	5.11	(f)	71
	10/31/2004	8.41	25,379	1.78	4.95		49
	10/31/2003	19.52	8,403	1.87	5.92		46
Class I	10/31/2006	9.81	315,252	0.66	7.29		73
	10/31/2005	2.33	40,860	0.66	6.60		71

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.

(d)  Per share information is calculated based on average number of shares outstanding.

(e)  The inception dates for the Fund's offering of share classes were as follows:

Class C was November 11, 2002.
    Class I was November 8, 2004.

(f)  Ratio of Net Investment Income (Loss) to Average Net Assets are inclusive of Redemption Fees, if any. The impact of Redemption Fees is less than 0.01% for Class A, Class B and Class C, respectively.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

TA IDEX Transamerica High-Yield Bond 13

TA IDEX Transamerica High-Yield Bond

NOTES TO FINANCIAL STATEMENTS
At October 31, 2006
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

In the normal course of business, the TA IDEX Transamerica High-Yield Bond (the "Fund") enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers four classes of shares, Class A, Class B, Class C and Class I, each with a public offering price that reflects different sales charges, if any, and expense levels. Class I is only available for investment to certain affiliated asset allocation funds. Class B shares will convert to Class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2006 was paying an interest rate of 3.65%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $144, earned by IBT for its services.

Real Estate Investment Trusts ("REITs"): There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates.

Dividend income is recorded at management's estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Transamerica IDEX Mutual Funds

Annual Report 2006

TA IDEX Transamerica High-Yield Bond 14

TA IDEX Transamerica High-Yield Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2006
(all amounts in thousands)

NOTE 1.–(continued)

Redemption fees: A short-term trading redemption fee may be assessed on any Fund shares in a fund account that are sold during the first five (5) NYSE trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2006, the Fund received less than $1 in redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

NOTE 2.  RELATED PARTY TRANSACTIONS

Transamerica Fund Advisors, Inc. ("TFAI") is the Fund's investment adviser. Transamerica Fund Services, Inc. ("TFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. TFAI, TFS, and AFSG are affiliates of AEGON NV, a Netherlands corporation.

AEGON USA Investment Management, LLC is both the sub-adviser to the Fund and an affiliate of the Fund.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at October 31, 2006:

	Net Assets	% of Net Assets
TA IDEX Asset Allocation– Conservative Portfolio	$40,327	10.14%
TA IDEX Asset Allocation– Moderate Portfolio	101,688	25.56%
TA IDEX Asset Allocation– Moderate Growth Portfolio	104,863	26.36%
Asset Allocation–Conservative Portfolio	19,623	4.93%
Asset Allocation–Moderate Growth Portfolio	28,691	7.21%
Asset Allocation–Moderate Portfolio	20,060	5.04%
Total	$315,252	79.24%

Investment advisory fees: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

From November 1, 2005 to December 31, 2005:

0.60% of the first $400 million of ANA
0.575% of the next $350 million of ANA
0.55% of ANA over $750 million

From January 1, 2006 on:

0.59% of the first $400 million of ANA
0.575% of the next $350 million of ANA
0.55% of ANA over $750 million

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

From November 1, 2005 to December 31, 2005:

1.25% Expense Limit–Classes A, B and C
0.80% Expense Limit–Class I

From January 1, 2006 on:

1.24% Expense Limit

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%
Class B	1.00%
Class C	1.00%
Class I	N/A

In the case the Fund or a class of shares of the Fund is closed to new investors or investments, the Fund is authorized to pay 12b-1 fees for past sales and distribution efforts and present and past investor services.

Underwriter commissions relate to front-end sales charges imposed for Class A shares and contingent deferred sales charges from Classes B, C, and certain A share redemptions. For the year ended October 31, 2006, the underwriter commissions were as follows:

Received by Underwriter	$99
Retained by Underwriter	19
Contingent Deferred Sales Charge	110

Transamerica IDEX Mutual Funds

Annual Report 2006

TA IDEX Transamerica High-Yield Bond 15

TA IDEX Transamerica High-Yield Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2006
(all amounts in thousands)

NOTE 2.–(continued)

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are fees paid to external legal counsel.

Transfer agent fees: The Fund pays TFS an annual per-account charge for each open and closed account. The Fund paid TFS $135 for the year ended October 31, 2006.

Deferred compensation plan: Each eligible independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan maintained by Transamerica IDEX Mutual Funds (the "Plan"). Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds, including the Fund. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of October 31, 2006, to $27.

Retirement plan: Under a retirement plan (the "Emeritus Plan") available to the Disinterested Trustees, each Disinterested Trustee is deemed to have elected to serve as Trustee Emeritus of Transamerica IDEX upon his or her termination of service, other than removal for cause, for a maximum period of five years determined by his or her years of service as a Trustee.

Such amounts shall be accrued by Transamerica IDEX on a pro rata basis allocable to each Transamerica IDEX fund based on the relative assets of the fund. If retainers increase in the future, past accruals (and credits) will be adjusted upward so that 50% of the Trustee's current retainer is accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred become payable to an Emeritus Trustee (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation will be paid on a quarterly basis during the time period that the Trustee Emeritus is allowed to serve as such.

Amounts deferred and accrued under the Deferred Compensation and Emeritus Plans are unfunded and unsecured claims against the general assets of Transamerica IDEX. For the period ended October 31, 2006, the amount related to the Emeritus Plan was $22. As of October 31, 2006, the Fund has not made any payments related to the Emeritus Plan.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2006 were as follows:

Purchases of securities:
Long-Term	$272,521
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	310,890
U.S. Government	1,794

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, defaulted bond interest and capital loss carryforward.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Shares of beneficial interest, unlimited shares authorized	$(50)
Undistributed (accumulated) net investment income (loss)	375
Undistributed (accumulated) net realized gain (loss) from investment securities	(325)

The capital loss carryforward is available to offset future realized capital gains through the period listed:

Capital Loss Carryforward	Available through
$4,764	October 31, 2011

The capital loss carrryforward utilized during the year ended October 31, 2006 was $2,143.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2005 and 2006 was as follows:

2005 Distributions paid from:
Ordinary Income	$27,124
Long-term Capital Gain	–
2006 Distributions paid from:
Ordinary Income	26,385
Long-term Capital Gain	–

Transamerica IDEX Mutual Funds

Annual Report 2006

TA IDEX Transamerica High-Yield Bond 16

TA IDEX Transamerica High-Yield Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2006
(all amounts in thousands)

NOTE 4.–(continued)

The tax basis components of distributable earnings as of October 31, 2006 are as follows:

Undistributed Ordinary Income	$1,542
Undistributed Long-term Capital Gain	$–
Capital Loss Carryforward	$(4,764)
Other Temporary Differences	$(491)
Net Unrealized Appreciation (Depreciation)	$2,618

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

NOTE 6.  RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Manager is evaluating the application of FIN 48 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the financial statements.

In September 2006, FASB issued its new Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted. The Manager is evaluating the application of FAS 157 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, the Fund's financial statements.

Transamerica IDEX Mutual Funds

Annual Report 2006

TA IDEX Transamerica High-Yield Bond 17

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX Transamerica High-Yield Bond:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX Transamerica High-Yield Bond (the "Fund") at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida
December 27, 2006

Transamerica IDEX Mutual Funds

Annual Report 2006

TA IDEX Transamerica High-Yield Bond 18

TA IDEX Transamerica Money Market

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2006 and held for the entire period until October 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$1,022.50	0.83%	$4.23
Hypothetical (b)	1,000.00	1,021.02	0.83	4.23
Class B
Actual	1,000.00	1,019.10	1.48	7.53
Hypothetical (b)	1,000.00	1,017.74	1.48	7.53
Class C
Actual	1,000.00	1,016.60	1.48	7.52
Hypothetical (b)	1,000.00	1,017.74	1.48	7.53
Class I
Actual	1,000.00	1,024.50	0.48	2.45
Hypothetical (b)	1,000.00	1,022.79	0.48	2.45

(a)  Expenses are calculated using the Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Maturity Distribution
At October 31, 2006

This chart shows the percentage breakdown by maturity distribution of the Fund's total investment securities.

Transamerica IDEX Mutual Funds

Annual Report 2006

TA IDEX Transamerica Money Market 1

TA IDEX Transamerica Money Market

SCHEDULE OF INVESTMENTS
At October 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
COMMERCIAL PAPER (71.4%)
Automotive (1.4%)
BMW US Capital LLC–144A 5.23%, due 11/01/2006	$2,000	$2,000
Commercial Banks (14.1%)
HBOS Treasury Services 5.26%, due 11/01/2006 5.25%, due 11/08/2006 5.25%, due 11/21/2006 5.25%, due 12/05/2006 5.25%, due 12/07/2006	2,200 1,000 850 801 2,400	2,200 999 847 797 2,387
State Street Boston Corp. 5.24%, due 11/02/2006 5.25%, due 11/07/2006 5.23%, due 11/13/2006	1,475 350 4,550	1,475 350 4,542
UBS Finance Delaware LLC 5.25%, due 11/07/2006 5.25%, due 11/27/2006 5.24%, due 12/08/2006 5.25%, due 01/02/2007 5.24%, due 01/24/2007	1,741 1,225 1,900 1,400 1,100	1,739 1,220 1,890 1,387 1,087
Computer & Office Equipment (0.5%)
Pitney Bowes, Inc.–144A 5.23%, due 11/03/2006	810	810
Holding & Other Investment Offices (4.0%)
Prudential Funding LLC 5.24%, due 11/02/2006 5.24%, due 11/03/2006	3,000 3,000	3,000 2,999
Insurance (4.2%)
Metlife Funding, Inc. 5.27%, due 11/21/2006 5.25%, due 01/17/2007	3,100 3,100	3,091 3,065
Metal Mining (5.0%)
BHP Billiton Finance USA, Ltd.–144A 5.25%, due 11/15/2006 5.26%, due 11/21/2006 5.25%, due 11/27/2006	1,570 2,000 3,900	1,567 1,994 3,885
Mortgage Bankers & Brokers (18.4%)
Barclays U.S. Funding Corp. 5.26%, due 11/15/2006 5.25%, due 12/18/2006	1,450 6,000	1,447 5,959
CAFCO LLC–144A 5.25%, due 11/15/2006 5.25%, due 11/29/2006 5.25%, due 12/12/2006 5.25%, due 12/21/2006	1,100 900 1,300 2,400	1,098 896 1,292 2,382

	Principal	Value
Mortgage Bankers & Brokers (continued)
Old Line Funding Corp.–144A
5.26%, due 11/02/2006	$1,800	$1,800
5.26%, due 11/21/2006	1,000	997
5.25%, due 12/05/2006	2,639	2,626
5.25%, due 12/06/2006	1,458	1,451
Ranger Funding Co. LLC–144A 5.25%, due 12/06/2006 5.25%, due 12/12/2006	2,640 4,700	2,627 4,672
Oil & Gas Extraction (4.1%)
Total Capital SA–144A 5.24%, due 11/01/2006 5.23%, due 11/02/2006 5.23%, due 11/28/2006	2,420 1,775 1,825	2,420 1,775 1,818
Personal Credit Institutions (18.6%)
American Honda Finance Corp. 5.23%, due 11/27/2006 5.23%, due 12/13/2006	6,100 1,150	6,077 1,143
General Electric Capital Corp. 5.25%, due 11/14/2006	2,200	2,196
International Lease Finance Corp. 5.24%, due 11/10/2006 5.24%, due 11/30/2006 5.25%, due 12/01/2006	3,260 875 3,150	3,256 871 3,136
Paccar Financial Corp. 5.25%, due 11/07/2006 5.26%, due 11/17/2006 5.26%, due 12/13/2006	1,500 4,200 1,650	1,499 4,190 1,640
Toyota Motor Credit Corp. 5.25%, due 11/14/2006 5.23%, due 12/04/2006	1,220 2,400	1,218 2,388
Savings Institutions (1.1%)
Ciesco LLC–144A 5.25%, due 11/16/2006	1,700	1,696
Total Commercial Paper (cost: $105,901)		105,901
SHORT-TERM OBLIGATIONS (13.5%)
Business Credit Institutions (4.7%)
Caterpillar Financial Services Corp., Series F 2.63%, due 01/30/2007 5.41%, due 02/12/2007 * 5.47%, due 02/26/2007 *	2,205 2,850 2,000	2,190 2,850 2,001
Commercial Banks (0.8%)
Wells Fargo & Co., Senior Note 5.45%, due 03/23/2007 *	1,225	1,226

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

TA IDEX Transamerica Money Market 2

TA IDEX Transamerica Money Market

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
Department Stores (3.3%)
Wal-Mart Stores, Inc.
5.26%, due 03/28/2007 *	$2,850	$2,849
5.26%, due 03/28/2007 *	2,000	2,000
Security & Commodity Brokers (4.7%)
Goldman Sachs Group, Inc. 5.47%, due 03/30/2007 5.50%, due 05/11/2007	1,900 5,000	1,901 5,004
Total Short-Term Obligations (cost: $20,021)		20,021
CERTIFICATES OF DEPOSIT (15.6%)
Canadian Imperial Bank of Commerce 5.27%, due 11/22/2006 5.35%, due 03/30/2007	3,400 4,000	3,400 4,000

	Principal	Value
Royal Bank of Scotland
5.29%, due 11/07/2006	$1,925	$1,925
5.27%, due 11/20/2006 5.28%, due 11/10/2006	1,550 3,750	1,550 3,750
State Street Bank & Trust 5.40%, due 11/22/2006	1,000	1,000
Toronto Dominion Bank, Ltd. 5.27%, due 11/03/2006 5.27%, due 11/20/2006 5.30%, due 12/14/2006 5.30%, due 12/15/2006	2,000 1,000 2,000 2,450	2,000 1,000 2,000 2,450
Total Certificates Of Deposit (cost: $23,075)		23,075
Total Investment Securities (cost: $148,997) #		$148,997

NOTES TO SCHEDULE OF INVESTMENTS:

*  Floating or variable rate note. Rate is listed as of October 31, 2006.

#  Aggregate cost for federal income tax purposes is $148,997.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2006, these securities aggregated $37,806 or 25.5% of the net assets of the Fund.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

TA IDEX Transamerica Money Market 3

TA IDEX Transamerica Money Market

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2006
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $148,997)	$148,997
Cash	81
Receivables:
Shares of beneficial interest sold	528
Interest	300
Other	13
149,919
Liabilities:
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	1,256
Management and advisory fees	37
Distribution and service fees	63
Transfer agent fees	37
Administration fees	3
Dividends to shareholders	279
Other	49
1,724
Net Assets	$148,195
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$148,105
Undistributed (accumulated) net investment income (loss)	90
Net Assets	$148,195
Net Assets by Class:
Class A	$78,716
Class B	25,727
Class C	17,286
Class I	26,466
Shares Outstanding:
Class A	78,717
Class B	25,726
Class C	17,281
Class I	26,466
Net Asset Value Per Share:
Class A	$1.00
Class B	1.00
Class C	1.00
Class I	1.00

STATEMENT OF OPERATIONS
For the year ended October 31, 2006 (a)
(all amounts in thousands)

Investment Income:
Interest	$6,731
Expenses:
Management and advisory fees	557
Distribution and service fees:
Class A	275
Class B	282
Class C	148
Transfer agent fees:
Class A	262
Class B	72
Class C	42
Class I	– (b)
Printing and shareholder reports	43
Custody fees	18
Administration fees	28
Legal fees	6
Audit fees	19
Trustees fees	13
Registration fees	56
Other	8
Total expenses	1,829
Less:
Advisory fee waiver	(38)
Reimbursement of class expenses:
Class A	(290)
Class B	(81)
Class C	(47)
Total reimbursed expenses	(456)
Net expenses	1,373
Net Investment Income (Loss)	5,358
Net Increase (Decrease) in Net Assets Resulting from Operations	$5,358

(a)  Class I was offered for investment on November 15, 2005.

(b)  Rounds to less than $1.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

TA IDEX Transamerica Money Market 4

TA IDEX Transamerica Money Market

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	October 31, 2006 (a)	October 31, 2005
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$5,358	$3,878
	5,358	3,878
Distributions to Shareholders:
From net investment income:
Class A	(3,130)	(3,112)
Class B	(942)	(511)
Class C	(504)	(255)
Class I	(782)	–
	(5,358)	(3,878)
Capital Share Transactions:
Proceeds from shares sold:
Class A	88,535	105,852
Class B	15,370	19,649
Class C	24,772	18,006
Class I	113,779	–
	242,456	143,507
Dividends and distributions reinvested:
Class A	3,107	2,933
Class B	857	434
Class C	468	246
Class I	731	–
	5,163	3,613
Cost of shares redeemed:
Class A	(163,975)	(143,409)
Class B	(21,902)	(28,522)
Class C	(23,951)	(24,532)
Class I	(88,044)	–
	(297,872)	(196,463)
Automatic conversions:
Class A	246	117
Class B	(246)	(117)
	–	–
	(50,253)	(49,343)
Net increase (decrease) in net assets	(50,253)	(49,343)
Net Assets:
Beginning of year	198,448	247,791
End of year	$148,195	$198,448
Undistributed (Accumulated) Net Investment Income (Loss)	$90	$90

	October 31, 2006 (a)	October 31, 2005
Share Activity:
Shares issued:
Class A	88,535	105,853
Class B	15,370	19,649
Class C	24,772	18,005
Class I	113,779	–
	242,456	143,507
Shares issued–reinvested from distributions:
Class A	3,107	2,932
Class B	857	434
Class C	468	245
Class I	731	–
	5,163	3,611
Shares redeemed:
Class A	(163,975)	(143,409)
Class B	(21,902)	(28,522)
Class C	(23,952)	(24,534)
Class I	(88,044)	–
	(297,873)	(196,465)
Automatic conversions:
Class A	246	117
Class B	(246)	(117)
	–	–
Net increase (decrease) in shares outstanding:
Class A	(72,087)	(34,507)
Class B	(5,921)	(8,556)
Class C	1,288	(6,284)
Class I	26,466	–
	(50,254)	(49,347)

(a)  Class I was offered for investment on November 15, 2005.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

TA IDEX Transamerica Money Market 5

TA IDEX Transamerica Money Market

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations				Distributions			Net Asset
	For the Period Ended (c)(f)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)		Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2006	$1.00	$0.040	$–		$0.040	$(0.040)	$–	$(0.040)	$1.00
	10/31/2005	1.00	0.020	–	(g)	0.020	(0.020)	–	(0.020)	1.00
	10/31/2004	1.00	0.004	–		0.004	(0.004)	–	(0.004)	1.00
	10/31/2003	1.00	0.004	–		0.004	(0.004)	–	(0.004)	1.00
	10/31/2002	1.00	0.008	–		0.008	(0.008)	–	(0.008)	1.00
Class B	10/31/2006	1.00	0.030	–		0.030	(0.030)	–	(0.030)	1.00
	10/31/2005	1.00	0.020	–	(g)	0.020	(0.020)	–	(0.020)	1.00
	10/31/2004	1.00	0.001	–		0.001	(0.001)	–	(0.001)	1.00
	10/31/2003	1.00	0.001	–		0.001	(0.001)	–	(0.001)	1.00
	10/31/2002	1.00	–	–		–	–	–	–	1.00
Class C	10/31/2006	1.00	0.030	–		0.030	(0.030)	–	(0.030)	1.00
	10/31/2005	1.00	0.020	–	(g)	0.020	(0.020)	–	(0.020)	1.00
	10/31/2004	1.00	0.001	–		0.001	(0.001)	–	(0.001)	1.00
	10/31/2003	1.00	0.002	–		0.002	(0.002)	–	(0.002)	1.00
Class I	10/31/2006	1.00	0.040	–		0.040	(0.040)	–	(0.040)	1.00

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)		Net Investment Income (Loss) to Average
	Ended (f)	Return (b)	(000's)	Net (d)	Total (e)	Net Assets (a)
Class A	10/31/2006	4.09%	$78,716	0.83%	1.23%	3.98%
	10/31/2005	2.10	150,804	0.83	1.05	2.08
	10/31/2004	0.42	185,311	0.83	1.19	0.45
	10/31/2003	0.39	109,794	0.83	1.22	0.42
	10/31/2002	0.56	131,949	0.83	1.36	0.93
Class B	10/31/2006	3.41	25,727	1.48	1.80	3.35
	10/31/2005	1.60	31,647	1.32	1.79	1.57
	10/31/2004	0.14	40,203	1.10	1.81	0.13
	10/31/2003	0.12	54,324	1.16	1.87	0.08
	10/31/2002	0.28	81,683	1.48	2.01	0.28
Class C	10/31/2006	3.16	17,286	1.48	1.82	3.40
	10/31/2005	1.87	15,997	1.26	1.89	1.61
	10/31/2004	0.14	22,277	0.98	1.96	0.43
	10/31/2003	0.12	3,542	1.04	1.87	0.21
Class I	10/31/2006	4.30	26,466	0.48	0.51	4.39

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

TA IDEX Transamerica Money Market 6

TA IDEX Transamerica Money Market

FINANCIAL HIGHLIGHTS (continued)
NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.

(c)  Per share information is calculated based on average number of shares outstanding.

(d)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f)  TA IDEX Transamerica Money Market (the "Fund") commenced opeations on March 1, 2002. The inception dates for the Fund's offering of share classes were as follows:

Class C was November 11, 2002.
Class I was November 15, 2005.

(g)  Rounds to less than $0.001 per share.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

TA IDEX Transamerica Money Market 7

TA IDEX Transamerica Money Market

NOTES TO FINANCIAL STATEMENTS
At October 31, 2006
(all amounts in thousands)

NOTE 1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").
In the normal course of business, TA IDEX Transamerica Money Market (the "Fund") enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers four classes of shares, Class A, Class B, Class C and Class I, each with a public offering price that reflects different sales charges, if any, and expense levels. Class I shares commenced operations on November 15, 2005. Class I is only available for investment to certain affiliated asset allocation funds. Prior to 11/15, certain affiliated asset allocation funds invested in Class A. Class B shares will convert to Class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: As permitted under Rule 2a-7 of the 1940 Act, the securities held by the Fund are valued on the basis of amortized cost, which approximates market value.

Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2006 was paying an interest rate of 3.65%.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Redemption fees: A short-term trading redemption fee may be assessed on any Fund shares in a fund account that are sold during the first five (5) NYSE trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2006, the Fund received $1 in redemption fees.

Dividend distributions: Dividends to shareholders are declared daily and reinvested monthly and are determined in accordance with federal income tax regulations which may differ from GAAP.

NOTE 2.  RELATED PARTY TRANSACTIONS

Transamerica Fund Advisors, Inc. ("TFAI") is the Fund's investment adviser. Transamerica Fund Services, Inc. ("TFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. TFAI, TFS, and AFSG are affiliates of AEGON NV, a Netherlands corporation.

Transamerica Investment Management, LLC is both an affiliate of the Fund and a sub-adviser to the Fund.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at October 31, 2006:

	Net Assets	% of Net Assets
TA IDEX Asset Allocation– Conservative Portfolio	$23,568	15.90%
TA IDEX Asset Allocation– Growth Portfolio	865	0.58%
TA IDEX Asset Allocation–Moderate Portfolio	800	0.54%
TA IDEX Asset Allocation–Moderate Growth Portfolio	1,233	0.83%
Total	$26,466	17.85%

Transamerica IDEX Mutual Funds

Annual Report 2006

TA IDEX Transamerica Money Market 8

TA IDEX Transamerica Money Market

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2006
(all amounts in thousands)

NOTE 2.–(continued)

Investment advisory fees: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following rate:

0.40% of ANA

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

0.48% Expense Limit

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years. The Fund may be required to pay the adviser a portion or all of the reimbursed class expenses.

	Reimbursement of Class Expenses	Available for Recapture Through
Fiscal Year 2006: Class A	$290	10/31/2009
Class B	81	10/31/2009
Class C	47	10/31/2009
Class I	0	10/31/2009
Fiscal Year 2005: Class A	334	10/31/2008
Class B	101	10/31/2008
Class C	66	10/31/2008
Fiscal Year 2004: Class A	477	10/31/2007
Class B	145	10/31/2007
Class C	71	10/31/2007

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%
Class B	1.00%
Class C	1.00%
Class I	N/A

In the case the Fund or a class of shares of the Fund is closed to new investors or investments, the Fund is authorized to pay 12b-1 fees for past sales and distribution efforts and present and past investor services.

Underwriter commissions relate to front-end sales charges imposed for Class A shares and contingent deferred sales charges from Classes B, C, and certain A share redemptions. For the year ended October 31, 2006, the underwriter commissions were as follows:

Received by Underwriter	$12
Retained by Underwriter	1
Contingent Deferred Sales Charge	114

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are fees paid to external legal counsel.

Transfer agent fees: The Fund pays TFS an annual per-account charge for each open and closed account. The Fund paid TFS $318 for the year ended October 31, 2006.

Deferred compensation plan: Each eligible independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan maintained by Transamerica IDEX Mutual Funds (the "Plan"). Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds, including the Fund. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of October 31, 2006, to $12.

Retirement plan: Under a retirement plan (the "Emeritus Plan") available to the Disinterested Trustees, each Disinterested Trustee is deemed to have elected to serve as Trustee Emeritus of Transamerica IDEX upon his or her termination of service, other than removal for cause, for a maximum period of five years determined by his or her years of service as a Trustee.

Such amounts shall be accrued by Transamerica IDEX on a pro rata basis allocable to each Transamerica IDEX fund based on the relative assets of the fund. If retainers increase in the future, past accruals (and credits) will be adjusted upward so that 50% of the Trustee's current retainer is accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred become payable to an Emeritus Trustee (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation will be paid on a quarterly basis during the time period that the Trustee Emeritus is allowed to serve as such.

Transamerica IDEX Mutual Funds

Annual Report 2006

TA IDEX Transamerica Money Market 9

TA IDEX Transamerica Money Market

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2006
(all amounts in thousands)

NOTE 2.–(continued)

Amounts deferred and accrued under the Deferred Compensation and Emeritus Plans are unfunded and unsecured claims against the general assets of Transamerica IDEX. For the period ended October 31, 2006, the amount related to the Emeritus Plan was $8. As of October 31, 2006, the Fund has not made any payments related to the Emeritus Plan.

NOTE 3.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, capital loss carry forwards and dividends payable.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2005 and 2006 was as follows:

2005 Distributions paid from:
Ordinary Income	$3,878
Long-term Capital Gain	–
2006 Distributions paid from:
Ordinary Income	5,358
Long-term Capital Gain	–

The tax basis components of distributable earnings as of October 31, 2006 are as follows:

Undistributed Ordinary Income	$90
Undistributed Long-term Capital Gain	$–
Capital Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$–

NOTE 4.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

NOTE 5.  RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Manager is evaluating the application of FIN 48 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the financial statements.

In September 2006, FASB issued its new Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to

Transamerica IDEX Mutual Funds

Annual Report 2006

TA IDEX Transamerica Money Market 10

TA IDEX Transamerica Money Market

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2006
(all amounts in thousands)

NOTE 5.–(continued)

mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted. The Manager is evaluating the application of FAS 157 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, the Fund's financial statements.

Transamerica IDEX Mutual Funds

Annual Report 2006

TA IDEX Transamerica Money Market 11

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX Transamerica Money Market:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX Transamerica Money Market (the "Fund") at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

Tampa, Florida
December 27, 2006

Transamerica IDEX Mutual Funds

Annual Report 2006

TA IDEX Transamerica Money Market 12

TA IDEX Transamerica Science & Technology

For example, we continued to hold or added to positions in Apple Computer, Inc. ("Apple"), Akamai Technologies, Inc. ("Akamai") and SanDisk Corporation ("SanDisk"). Apple dominates the personal music device (i.e., iPod) business and continues to set the standard for media digitization across multiple platforms. Additionally, Akamai supplies a technology that speeds delivery of content, enabling the consumer to access video over the internet easily and quickly. SanDisk, a designer and manufacturer of portable digital memory devices, is growing rapidly as its flash memory cards and drives are increasingly used in a wide range of consumer devices.

We also continue to hold an investment in Cypress Semiconductor Corporation, which owns a subsidiary that manufactures solar cells, and Schlumberger Limited ("Schlumberger"), which provides services that enhance the efficiency of oil and gas drilling and production. Many of Schlumberger's services apply advanced technology to mine data and improve well performance. We are searching for additional ideas along this theme, as we believe there is tremendous opportunity here.

The portfolio also has investments in several of the very large technology companies that dominate the benchmark index, e.g., Google Inc., Microsoft Corporation, and Intel Corporation. However, we have chosen not to match the index's allocations for some of these stocks. Thus, the portfolio did not benefit as much as the index from the late-period surge in traditional large-cap technology stocks.

In the coming months, we will focus on identifying additional investment themes for the portfolio. In particular, we are focused on pinpointing the secular trends that may drive newer technologies, and innovations that enhance existing (i.e., maturing or matured) technologies. As we uncover more of these, we believe we will continue to reposition a significant portion of total assets.

Kirk J. Kim	Joshua D. Shaskan, CFA
Gary U. Rollé, CFA	Jeffrey J. Hoo, CFA

Co-Fund Managers
Transamerica Investment Management, LLC

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Annual Report 2006

1

TA IDEX Transamerica Science & Technology

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Average Annual Total Return for Periods Ended 10/31/06

	1 year	5 years	From Inception	Inception Date
Class A (NAV)	3.78%	1.93%	(13.56)%	7/14/00
Class A (POP)	(1.92)%	0.78%	(14.33)%	7/14/00
Dow Jones U.S. Technology	12.08%	3.87%	(13.12)%	7/14/00
NASDAQ 100[1]	9.71%	4.89%	(12.58)%	7/14/00
Class B (NAV)	3.10%	1.18%	(14.26)%	7/14/00
Class B (POP)	(1.90)%	0.99%	(14.26)%	7/14/00
Class C (NAV)	3.11%	–	11.56%	11/11/02
Class C (POP)	2.11%	–	11.56%	11/11/02
Class I (NAV)	–	–	0.12%	11/15/05

NOTES

1  The NASDAQ 100 (NASDAQ 100) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2006 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investing in technology stocks generally involves greater volatility and risks, so an investment in the Fund may not be appropriate for everyone.

The Fund is non-diversified. Investments in a "non-diversified" fund may be subject to specific risks such as susceptibility to single economic, political or regulatory events, and may be subject to greater loss than investments in a diversified fund.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund.

Effective October 27, 2006, the portfolio changed its name from TA IDEX Great Companies-TechnologySM to TA IDEX Transamerica Science & Technology and changed its sub-adviser from Great Companies, L.L.C. to Transamerica Investment Management, LLC.

Transamerica IDEX Mutual Funds

Annual Report 2006

2

TA IDEX Transamerica Science & Technology

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2006 and held for the entire period until October 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$949.00	1.59%	$7.81
Hypothetical (b)	1,000.00	1,017.19	1.59	8.08
Class B
Actual	1,000.00	944.40	2.18	10.68
Hypothetical (b)	1,000.00	1,014.22	2.18	11.07
Class C
Actual	1,000.00	944.30	2.18	10.68
Hypothetical (b)	1,000.00	1,014.22	2.18	11.07
Class I
Actual	1,000.00	949.30	0.93	4.57
Hypothetical (b)	1,000.00	1,020.52	0.93	4.74

(a)  Expenses are calculated using the Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Industry
At October 31, 2006

This chart shows the percentage breakdown by industry of the Fund's total investment securities.

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Annual Report 2006

3

TA IDEX Transamerica Science & Technology

SCHEDULE OF INVESTMENTS
At October 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (95.5%)
Business Services (5.4%)
Akamai Technologies, Inc. ‡†	59,000	$2,765
Valueclick, Inc. ‡	54,500	1,025
Communication (2.6%)
American Tower Corp.–Class A ‡	50,000	1,801
Communications Equipment (13.5%)
Corning, Inc. ‡	117,000	2,390
Motorola, Inc.	69,000	1,591
Network Appliance, Inc. ‡	45,000	1,642
Nokia Corp., ADR †	75,000	1,491
QUALCOMM, Inc.	62,250	2,265
Computer & Data Processing Services (24.5%)
Adobe Systems, Inc. ‡	40,000	1,530
Autodesk, Inc. ‡	35,000	1,286
Cerner Corp. ‡†	25,000	1,208
Digital Insight Corp. ‡	45,000	1,385
Electronic Arts, Inc. ‡	28,000	1,481
F5 Networks, Inc. ‡	25,000	1,655
Google, Inc.–Class A ‡	3,400	1,620
Informatica Corp. ‡	90,000	1,115
Juniper Networks, Inc. ‡†	86,000	1,481
Microsoft Corp.	107,000	3,072
NAVTEQ Corp. ‡†	35,500	1,179
Computer & Office Equipment (14.6%)
Apple Computer, Inc. ‡	33,070	2,681
EMC Corp. ‡	113,100	1,385
Logitech International SA ‡†	79,000	2,090
Nuance Communications, Inc. ‡†	171,000	1,973
Sandisk Corp. ‡	41,500	1,996
Electronic Components & Accessories (8.3%)
Advanced Micro Devices, Inc. ‡	49,444	1,052
Cypress Semiconductor Corp. ‡†	85,000	1,427
Dolby Laboratories, Inc.–Class A ‡	36,000	712
Intel Corp.	73,524	1,569
Microchip Technology, Inc.	29,900	985
Entertainment (2.1%)
International Game Technology	34,500	1,467
Industrial Machinery & Equipment (2.1%)
Applied Materials, Inc.	82,300	1,431
Instruments & Related Products (4.4%)
Formfactor, Inc. ‡†	40,000	1,527
Sirf Technology Holdings, Inc. ‡†	31,000	872
Trimble Navigation, Ltd. ‡	13,780	637

	Shares	Value
Manufacturing Industries (2.7%)
Shuffle Master, Inc. ‡†	68,300	$1,911
Medical Instruments & Supplies (3.4%)
Intuitive Surgical, Inc. ‡	6,200	615
NuVasive, Inc. ‡†	74,000	1,740
Motion Pictures (2.3%)
Macrovision Corp. ‡	61,500	1,636
Oil & Gas Extraction (1.3%)
Schlumberger, Ltd.	14,500	915
Pharmaceuticals (5.1%)
Allergan, Inc.	11,800	1,363
Genzyme Corp. ‡	32,600	2,201
Telecommunications (3.2%)
NeuStar, Inc.–Class A ‡†	53,320	1,558
NII Holdings, Inc. ‡	10,500	683
Total Common Stocks (cost: $60,987)		66,408
	Principal	Value
SECURITY LENDING COLLATERAL (27.6%)
Debt (26.6%)
Bank Notes (0.9%)
Bank of America 5.30%, due 11/20/2006 *	$602	$602
Commercial Paper (7.9%)
Barton Capital LLC–144A 5.27%, due 11/02/2006	241	241
CAFCO Funding LLC–144A 5.29%, due 11/17/2006	352	352
CIESCO LLC–144A 5.29%, due 11/16/2006	241	241
Clipper Receivables Corp. 5.28%, due 11/15/2006	120	120
Commonwealth Bank of Australia 5.29%, due 11/30/2006	241	241
Compass Securitization–144A 5.31%, due 12/15/2006	241	241
CRC Funding LLC–144A 5.31%, due 12/19/2006	231	231
Fairway Finance Corp.–144A 5.28%, due 11/17/2006 5.29%, due 11/22/2006	361 234	361 234
Falcon Asset Securitization Corp.–144A 5.29%, due 11/14/2006	120	120

The notes to the financial statements are an integral part of this report.

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Annual Report 2006

4

TA IDEX Transamerica Science & Technology

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
Commercial Paper (continued)
General Electric Capital Corp. 5.29%, due 11/03/2006	$482	$482
Govco, Inc.–144A 5.28%, due 11/10/2006	120	120
Greyhawk Funding–144A 5.30%, due 11/27/2006	241	241
Jupiter Securitization Corp.–144A 5.28%, due 11/06/2006	241	241
Lexington Parker Capital Corp.–144A 5.29%, due 11/09/2006	241	241
Old Line Funding LLC–144A 5.28%, due 11/15/2006	241	241
Ranger Funding Co. LLC–144A 5.29%, due 11/16/2006	120	120
Sheffield Receivables Corp.–144A 5.28%, due 11/08/2006 5.30%, due 11/28/2006	120 241	120 241
Three Pillars Funding LLC–144A 5.29%, due 11/20/2006	241	241
Variable Funding Capital Co. LLC–144A 5.27%, due 11/08/2006 5.29%, due 11/28/2006	482 114	482 114
Yorktown Capital LLC 5.30%, due 12/14/2006	241	241
Euro Dollar Overnight (1.2%)
Fortis Bank 5.26%, due 11/07/2006	482	482
Societe Generale 5.28%, due 11/01/2006	241	241
Svenska Handlesbanken 5.30%, due 11/01/2006	126	126
Euro Dollar Terms (8.8%)
Abbey National PLC 5.28%, due 12/01/2006	482	482
BancoBilbao Vizcaya Argentaria SA 5.31%, due 01/03/2007	241	241
Bank of Montreal 5.28%, due 12/04/2006	241	241
Bank of Nova Scotia 5.27%, due 11/13/2006	482	482
Barclays 5.31%, due 11/21/2006 5.30%, due 01/03/2007	602 482	602 482

	Principal	Value
Euro Dollar Terms (continued)
BNP Paribas 5.28%, due 12/12/2006 5.28%, due 12/15/2006	$361 482	$361 482
Canadian Imperial Bank of Commerce 5.28%, due 11/29/2006	602	602
Credit Suisse First Boston Corp. 5.29%, due 12/22/2006	723	723
Fortis Bank 5.26%, due 11/09/2006 5.30%, due 11/20/2006	241 241	241 241
HBOS Halifax Bank of Scotland 5.30%, due 01/08/2007	241	241
Royal Bank of Canada 5.30%, due 11/17/2006	241	241
Toronto Dominion Bank 5.30%, due 12/11/2006	241	241
UBS AG 5.30%, due 01/04/2007	241	241
Repurchase Agreements (7.8%) ††
Credit Suisse First Boston Corp. 5.35%, dated 10/31/2006 to be repurchased at $712 on 11/01/2006	712	712
Goldman Sachs Group, Inc. (The) 5.35%, dated 10/31/2006 to be repurchased at $1,205 on 11/01/2006	1,204	1,204
Merrill Lynch & Co. 5.30%, dated 10/31/2006 to be repurchased at $2,650 on 11/01/2006	2,650	2,650
Morgan Stanley Dean Witter & Co. 5.30%, dated 10/31/2006 to be repurchased at $842 on 11/01/2006	842	842
	Shares	Value
Investment Companies (1.0%)
Barclays Global Investor Institutional Money Market Fund 1-day yield of 5.24%	481,756	$482
Merrimac Cash Fund, Premium Class 1-day yield of 5.09% @	177,885	178
Total Security Lending Collateral (cost: $19,170)		19,170
Total Investment Securities (cost: $80,157) #		$85,578

The notes to the financial statements are an integral part of this report.

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Annual Report 2006

5

TA IDEX Transamerica Science & Technology

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2006
(all amounts except share amounts in thousands)

NOTES TO SCHEDULE OF INVESTMENTS:

‡  Non-income producing.

†  At October 31, 2006, all or a portion of this security is on loan (see Note 1). The value at October 31, 2006, of all securities on loan is $18,461.

*  Floating or variable rate note. Rate is listed as of October 31, 2006.

††  Cash collateral for the Repurchase Agreements, valued at $5,597, that serve as collateral for securities lending, are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.25% and 11/06/2006–3/15/2046, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

#  Aggregate cost for federal income tax purposes is $80,154. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $7,047 and $1,624, respectively. Net unrealized appreciation for tax purposes is $5,423.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2006, these securities aggregated $4,423 or 6.4% of the net assets of the Fund.

ADR  American Depositary Receipt

The notes to the financial statements are an integral part of this report.

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Annual Report 2006

6

TA IDEX Transamerica Science & Technology

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2006
(all amounts except share amounts in thousands)

Assets:
Investment securities, at value (cost: $80,157) (including securities loaned of $18,461)	$85,578
Cash	3,213
Receivables:
Investment securities sold	2,042
Shares of beneficial interest sold	1
Interest	14
Income from loaned securities	1
Dividends	6
Other	4
90,859
Liabilities:
Investment securities purchased	2,071
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	18
Management and advisory fees	45
Distribution and service fees	7
Transfer agent fees	7
Administration fees	1
Payable for collateral for securities on loan	19,170
Other	29
21,348
Net Assets	$69,511
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$64,597
Undistributed (accumulated) net investment income (loss)	–
Undistributed (accumulated) net realized gain (loss) from investment securities	(507)
Net unrealized appreciation (depreciation) on investment securities	5,421
Net Assets	$69,511
Net Assets by Class:
Class A	$5,616
Class B	4,208
Class C	2,045
Class I	57,642
Shares Outstanding:
Class A	1,437
Class B	1,125
Class C	548
Class I	14,664
Net Asset Value Per Share:
Class A	$3.91
Class B	3.74
Class C	3.73
Class I	3.93
Maximum Offering Price Per Share (a):
Class A	$4.14

(a)  Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B, C and I shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 2006 (b)
(all amounts in thousands)

Investment Income:
Dividends (net of withholding taxes on foreign dividends of $11)	$266
Interest	148
Income from loaned securities–net	22
436
Expenses:
Management and advisory fees	565
Distribution and service fees:
Class A	32
Class B	49
Class C	26
Transfer agent fees:
Class A	36
Class B	32
Class C	11
Class I	– (c)
Printing and shareholder reports	12
Custody fees	10
Administration fees	14
Legal fees	3
Audit fees	19
Trustees fees	7
Registration fees	31
Other	3
Total expenses	850
Less:
Reimbursement of class expenses:
Class A	(12)
Class B	(19)
Class C	(4)
Total reimbursed expenses	(35)
Net expenses	815
Net Investment Income (Loss)	(379)
Net Realized and Unrealized Gain (Loss)
Realized gain (loss) from investment securities	(509)
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	4,065
Net Realized and Unrealized Gain (Loss) on Investment Securities	3,556
Net Increase (Decrease) in Net Assets Resulting from Operations	$3,177

(b)  Class I was offered for investment on November 15, 2005

(c)  Rounds to less than $1.

The notes to the financial statements are an integral part of this report.

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Annual Report 2006

7

TA IDEX Transamerica Science & Technology

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	October 31, 2006 (a)	October 31, 2005
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$(379)	$452
Net realized gain (loss) from investment securities	(509)	10,268
Change in unrealized appreciation (depreciation) on investment securities	4,065	(9,975)
	3,177	745
Distributions to Shareholders:
From net investment income:
Class A	–	(455)
	–	(455)
From net realized gains:
Class A	(105)	–
Class B	(81)	–
Class C	(42)	–
Class I	(839)	–
	(1,067)	–
Capital Share Transactions:
Proceeds from shares sold:
Class A	551	898
Class B	329	371
Class C	258	357
Class I	60,735	–
	61,873	1,626
Dividends and distributions reinvested:
Class A	103	454
Class B	76	–
Class C	37	–
Class I	839	–
	1,055	454
Cost of shares redeemed:
Class A	(63,110)	(56,227)
Class B	(1,611)	(1,906)
Class C	(1,065)	(1,667)
Class I	(3,259)	–
	(69,045)	(59,800)
Redemption fees:
Class A	– (b)	– (b)
Class B	– (b)	– (b)
Class C	– (b)	– (b)
	–	–
Automatic conversions:
Class A	7	17
Class B	(7)	(17)
	–	–
	(6,117)	(57,720)
Net increase (decrease) in net assets	(4,007)	(57,430)

	October 31, 2006 (a)	October 31, 2005
Net Assets:
Beginning of year	$73,518	$130,948
End of year	$69,511	$73,518
Undistributed (Accumulated) Net Investment Income (Loss)	$–	$2
Share Activity:
Shares issued:
Class A	138	233
Class B	85	101
Class C	68	97
Class I	15,252	–
	15,543	431
Shares issued–reinvested from distributions:
Class A	25	120
Class B	19	–
Class C	9	–
Class I	206	–
	259	120
Shares redeemed:
Class A	(15,859)	(14,766)
Class B	(422)	(522)
Class C	(285)	(456)
Class I	(794)	–
	(17,360)	(15,744)
Automatic conversions:
Class A	2	5
Class B	(2)	(5)
	–	–
Net increase (decrease) in shares outstanding:
Class A	(15,694)	(14,408)
Class B	(320)	(426)
Class C	(208)	(359)
Class I	14,664	–
	(1,558)	(15,193)

(a)  Class I was offered for investment on November 15, 2005

(b)  Rounds to less than $1.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

8

TA IDEX Transamerica Science & Technology

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2006	$3.82	$(0.03)	$0.18	$0.15	$–	$(0.06)	$(0.06)	$3.91
	10/31/2005	3.80	0.03	0.02	0.05	(0.03)	–	(0.03)	3.82
	10/31/2004	3.61	(0.04)	0.23	0.19	–	–	–	3.80
	10/31/2003	2.56	(0.04)	1.09	1.05	–	–	–	3.61
	10/31/2002	3.63	(0.05)	(1.02)	(1.07)	–	–	–	2.56
Class B	10/31/2006	3.68	(0.06)	0.18	0.12	–	(0.06)	(0.06)	3.74
	10/31/2005	3.68	(0.02)	0.02	–	–	–	–	3.68
	10/31/2004	3.51	(0.06)	0.23	0.17	–	–	–	3.68
	10/31/2003	2.50	(0.06)	1.07	1.01	–	–	–	3.51
	10/31/2002	3.58	(0.08)	(1.00)	(1.08)	–	–	–	2.50
Class C	10/31/2006	3.67	(0.06)	0.18	0.12	–	(0.06)	(0.06)	3.73
	10/31/2005	3.67	(0.02)	0.02	–	–	–	–	3.67
	10/31/2004	3.51	(0.07)	0.23	0.16	–	–	–	3.67
	10/31/2003	2.45	(0.06)	1.12	1.06	–	–	–	3.51
Class I	10/31/2006	3.98	(0.01)	0.02	0.01	–	(0.06)	(0.06)	3.93

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)		Net Investment Income (Loss) to Average		Portfolio Turnover
	Ended (g)	Return (c)	(000's)	Net (e)	Total (f)	Net Assets (a)		Rate (b)
Class A	10/31/2006	3.78%	$5,616	1.53%	1.67%	(0.72	)% (i)	94%
	10/31/2005	1.23	65,423	1.32	1.32	0.63	(i)	73
	10/31/2004	5.26	119,985	1.36	1.36	(1.12)		41
	10/31/2003	41.02	78,289	1.55	1.90	(1.23)		24
	10/31/2002	(29.45)	6,445	1.55	2.61	(1.40)		64
Class B	10/31/2006	3.10	4,208	2.18	2.57	(1.58	) (i)	94
	10/31/2005	0.00 (h)	5,316	2.20	2.68	(0.58	) (i)	73
	10/31/2004	4.84	6,874	1.91	1.91	(1.68)		41
	10/31/2003	40.40	7,864	2.20	2.55	(1.88)		24
	10/31/2002	(30.12)	4,348	2.20	3.26	(2.05)		64
Class C	10/31/2006	3.11	2,045	2.18	2.35	(1.57	) (i)	94
	10/31/2005	0.00 (h)	2,779	2.20	2.65	(0.51	) (i)	73
	10/31/2004	4.56	4,089	2.20	2.60	(1.94)		41
	10/31/2003	43.27	739	2.20	2.55	(1.88)		24
Class I	10/31/2006	0.12	57,642	0.92	0.92	(0.35)		94

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized.

(c)  Total Return has been calculated for the applicable periods without deduction of a sales load, if any, on an initial purchase. Not annualized.

(d)  Per share information is calculated based on average number of shares outstanding.

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  The inception dates for the Fund's offering of share classes were as follows:

Class C was November 11, 2002.

Class I was November 15, 2005.

(h)  Rounds to less than 0.01%.

(i)  Ratio of Net Investment Income (Loss) to Average Net Assets are inclusive of Redemption Fees, if any. The impact of Redemption Fees is less than 0.01% for Class A, Class B and Class C, respectively.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

9

TA IDEX Transamerica Science & Technology

NOTES TO FINANCIAL STATEMENTS
At October 31, 2006
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

Effective October 27, 2006, TA IDEX Great Companies–TechnologySM changed its name to TA IDEX Transamerica Science & Technology ("the Fund") and changed its sub-advisor from Great Companies, L.L.C. to Transamerica Investment Management, LLC ("TIM").

The Fund is "non-diversified" under the 1940 Act.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers four classes of shares, Class A, Class B, Class C and Class I, each with a public offering price that reflects different sales charges, if any, and expense levels. Class I shares commenced operations on November 15, 2005. Class I is only available for investment to certain affiliated asset allocation funds. Prior to November 15, 2005, certain affiliated asset allocation funds invested in Class A. Class B shares will convert to Class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2006 was paying an interest rate of 3.65%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which Transamerica IDEX Mutual Funds has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within Transamerica IDEX Mutual Funds, or by any other party.

Recaptured commissions during the year ended October 31, 2006 of $23 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $9, earned by IBT for its services.

Transamerica IDEX Mutual Funds

Annual Report 2006

10

TA IDEX Transamerica Science & Technology

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2006
(all amounts in thousands)

NOTE 1.–(continued)

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Redemption fees: A short-term trading redemption fee may be assessed on any Fund shares in a fund account that are sold during the first five (5) NYSE trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2006, the Fund received less than $1 in redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

NOTE 2.  RELATED PARTY TRANSACTIONS

Transamerica Fund Advisors, Inc. ("TFAI") is the Fund's investment adviser. Transamerica Fund Services, Inc. ("TFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. TFAI, TFS, and AFSG are affiliates of AEGON NV, a Netherlands corporation.

Transamerica Investment Management, LLC is both an affiliate of the Fund and a sub-adviser to the Fund.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at October 31, 2006:

	Net Assets	% of Net Assets
TA IDEX Asset Allocation– Growth Portfolio	$15,500	22.30%
TA IDEX Asset Allocation– Moderate Portfolio	12,018	17.29%
TA IDEX Asset Allocation– Moderate Growth Portfolio	30,124	43.34%
Total	$57,642	82.93%

Investment advisory fees: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

From November 1, 2005 to December 31, 2005:

0.80% of the first $500 million of ANA
0.70% of ANA over $500 million

From January 1, 2006:

0.78% of the first $500 million of ANA
0.70% of ANA over $500 million

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

From November 1, 2005 to December 31, 2005:

1.20% Expense Limit

From January 1, 2006 on:

1.18% Expense Limit

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the reimbursed class expenses.

	Reimbursement of Class Expenses	Available for Recapture Through
Fiscal Year 2006
Class A	$12	10/31/2009
Class B	19	10/31/2009
Class C	4	10/31/2009
Fiscal Year 2005
Class B	30	10/31/2008
Class C	15	10/31/2008
Fiscal Year 2004
Class C	7	10/31/2007

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%
Class B	1.00%
Class C	1.00%
Class I	N/A

Transamerica IDEX Mutual Funds

Annual Report 2006

11

TA IDEX Transamerica Science & Technology

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2006
(all amounts in thousands)

NOTE 2.–(continued)

In the case the Fund or a class of shares of the Fund is closed to new investors or investments, the Fund is authorized to pay 12b-1 fees for past sales and distribution efforts and present and past investor services.

Underwriter commissions relate to front-end sales charges imposed for Class A shares and contingent deferred sales charges from Classes B, C, and certain A share redemptions. For the year ended October 31, 2006, the underwriter commissions were as follows:

Received by Underwriter	$15
Retained by Underwriter	2
Contingent Deferred Sales Charge	14

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are fees paid to external legal counsel.

Transfer agent fees: The Fund pays TFS an annual per-account charge for each open and closed account. The Fund paid TFS $72 for the year ended October 31, 2006.

Deferred compensation plan: Each eligible independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan maintained by Transamerica IDEX Mutual Funds (the "Plan"). Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds, including the Fund. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of October 31, 2006, to $4.

Retirement plan: Under a retirement plan (the "Emeritus Plan") available to the Disinterested Trustees, each Disinterested Trustee is deemed to have elected to serve as Trustee Emeritus of Transamerica IDEX upon his or her termination of service, other than removal for cause, for a maximum period of five years determined by his or her years of service as a Trustee.

Such amounts shall be accrued by Transamerica IDEX on a pro rata basis allocable to each Transamerica IDEX fund based on the relative assets of the fund. If retainers increase in the future, past accruals (and credits) will be adjusted upward so that 50% of the Trustee's current retainer is accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred become payable to an Emeritus Trustee (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation will be paid on a quarterly basis during the time period that the Trustee Emeritus is allowed to serve as such.

Amounts deferred and accrued under the Deferred Compensation and Emeritus Plans are unfunded and unsecured claims against the general assets of Transamerica IDEX. For the period ended October 31, 2006, the amount related to the Emeritus Plan was $4. As of October 31, 2006, the Fund has not made any payments related to the Emeritus Plan.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2006 were as follows:

Purchases of securities:
Long-Term	$63,721
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	70,111
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, net operating losses, distribution reclasses and deferred compensation.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Shares of beneficial interest, unlimited shares authorized	$(379)
Undistributed (accumulated) net investment income (loss)	377
Undistributed (accumulated) net realized gain (loss) from investment securities	2

Transamerica IDEX Mutual Funds

Annual Report 2006

12

TA IDEX Transamerica Science & Technology

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2006
(all amounts in thousands)

NOTE 4.–(continued)

The capital loss carryforward is available to offset future realized capital gains through the period listed:

Capital Loss Carryforward	Available through
$509	October 31, 2014

There was no capital loss carryforward utilized during the year ended October 31, 2006.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2005 and 2006 was as follows:

2005 Distributions paid from:
Ordinary Income	$452
Long-term Capital Gain	3
2006 Distributions paid from:
Ordinary Income	–
Long-term Capital Gain	1,067

The tax basis components of distributable earnings as of October 31, 2006 are as follows:

Undistributed Ordinary Income	$–
Undistributed Long-term Capital Gain	$–
Capital Loss Carryforward	$(509)
Net Unrealized Appreciation (Depreciation)	$5,423

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

NOTE 6.  RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Manager is evaluating the application of FIN 48 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the financial statements.

In September 2006, FASB issued its new Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted. The Manager is evaluating the application of FAS 157 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, the Fund's financial statements.

Transamerica IDEX Mutual Funds

Annual Report 2006

13

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX Transamerica Science & Technology (formerly, TA IDEX Great Companies–TechnologySM):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX Great Companies–TechnologySM (the "Fund") at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

Tampa, Florida
December 27, 2006

Transamerica IDEX Mutual Funds

Annual Report 2006

14

TA IDEX Transamerica Science & Technology

SUPPLEMENTAL INFORMATION (unaudited)
TAX INFORMATION

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $1,067 for the year ended October 31, 2006.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2006. Complete information will be computed and reported in conjunction with your 2006 Form 1099-DIV.

Transamerica IDEX Mutual Funds

Annual Report 2006

15

TA IDEX Transamerica Science & Technology

TRANSAMERICA IDEX MUTUAL FUNDS
RESULTS OF SHAREHOLDER PROXY

At a special meeting of shareholders held on October 18, 2006, the results of the Proposals were as follows:

TA IDEX Transamerica Science & Technology

Proposal 1: Approve an investment sub-advisory agreement between Transamerica Fund Advisors, Inc. and Transamerica Investment Management, LLC pursuant to which Transamerica Investment Management, LLC will be appointed as an investment sub-adviser to the Fund.

For	Against	Abstentions/Broker Non-Votes
15,192,156.310	607,525.171	669,034.150

Transamerica IDEX Mutual Funds

Annual Report 2006

16

TA IDEX Transamerica Science & Technology

INVESTMENT SUB-ADVISORY AGREEMENT – REVIEW AND APPROVAL (unaudited)

At a meeting of the Board of Trustees of Transamerica IDEX Mutual Funds ("TA IDEX") held on July 18th and 19th, 2006, the Board considered and approved the proposed Sub-Advisory Agreement of TA IDEX Transamerica Science & Technology (the "Fund") between Transamerica Fund Advisors, Inc. ("TFAI") and Transamerica Investment Management, LLC ("TIM" or the "Sub-Adviser") for an initial two-year period, subject to shareholder approval, in order to replace the Fund's prior sub-adviser of the domestic equity component of the Fund's portfolio as a result of the acquisition of the prior sub-adviser, Great Companies, L.L.C. ("Great Companies") by TIM. Following their review and consideration, the Trustees determined that the agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the agreement. In reaching their decision, the Trustees requested and obtained from TFAI and TIM such information as they deemed reasonably necessary to evaluate the proposed agreement. The Trustees also carefully considered the information that they had received about the acquisition of Great Companies and the necessity to promptly appoint an investment sub-adviser to avoid the potential orphanage of the Fund as a result of this acquisition, as well as information that they had received throughout the year as part of their regular oversight of the Fund (including information from TFAI and Great Companies), as well as information about TIM, which serves as investment sub-adviser to other series of TA IDEX. The Trustees also obtained and reviewed certain comparative information regarding performance of the Fund relative to performance of other comparable mutual funds. In considering the agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by TA IDEX counsel and independent legal counsel, and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory service to be provided: The Board considered the nature and quality of the sub-advisory services anticipated to be provided by TIM to the Fund (including the ability to pursue the Fund's investment program of the Fund), and the services that TIM currently provides to other series of TA IDEX. The Board concluded that TIM is capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided to other series managed by TIM, TIM's management capabilities demonstrated with respect to these other series, the experience, capability and integrity of TIM's management, the financial resources of TIM, and the professional qualifications and experience of TIM's portfolio management team. The Trustees also concluded that TIM proposed to provide services that are appropriate in scope and extent in light of the Fund's operations, and the competitive landscape of the investment company business and investor needs.

The investment performance of the Fund: The Board reviewed comparative information prepared by Strategic Insight Simfund from data compiled by Lipper Analytics regarding performance of TIM's portfolio managers in managing another mutual fund that is reasonably comparable to the Fund. The Board noted that the comparable fund had outperformed the Fund over the past one-year, three-year and five-year periods as of April 30, 2006, and that a significant driver to the outperformance of this mutual fund has been TIM's stock selection. The Board concluded, based in particular on the Trustees' assessment of the nature, extent and quality of investment sub-advisory services expected to be provided by TIM, that TIM is capable of generating a level of investment performance that is appropriate in light of the Fund's investment objective, policies and strategies and competitive with other investment companies, as demonstrated by TIM with respect to other series of TA IDEX for which it serves as sub-adviser. The Board also concluded, in light of the past performance of the Fund, that TIM offered a reasonable prospect for improved overall Fund performance if TIM continues to serve as the sub-adviser to the Fund.

The cost of sub-advisory services provided and the level of profitability: The Board concluded that the level of anticipated investment sub-advisory fees payable under the Sub-Advisory Agreement is appropriate in light of the proposed sub-advisory fee schedule (which remains unchanged in comparison to the sub-advisory agreement between TFAI and Great Companies) in connection with providing sub-advisory services to the Fund, the estimated expense ratio of the Fund (which also is expected to remain unchanged), the competitiveness of the Fund's expenses when compared to the expense ratios of comparable investment companies (based on information complied by Lipper Analytics), and the anticipated profitability of the relationship between the Fund, TFAI, TIM and their affiliates.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows: The Board concluded that the existence of asset-based breakpoints in the Fund's advisory and sub-advisory fee schedules appropriately benefits investors by realizing economies of scale in the form of lower management and sub-advisory fees as the level of assets grows. In addition, the Board concluded that the Fund's management fees appropriately reflect the Fund's current size, the current economic environment for TFAI and TIM, the competitive nature of the investment company market, and TFAI's pricing strategy. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale and the appropriateness of sub-advisory fees payable by TFAI to TIM (as well as the management fees that the Fund pays to TFAI) in the future.

Transamerica IDEX Mutual Funds

Annual Report 2006

17

TA IDEX Transamerica Science & Technology (continued)

Benefits (such as soft dollars) to TIM and its affiliates from their relationship with the Fund: The Board concluded that other benefits derived by TIM and its affiliates (including TFAI) from their relationship with the Fund are reasonable and fair, and are consistent with industry practice and the best interests of the Fund and its shareholders. In this regard, the Board noted that TIM will participate (as did Great Companies) in a program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of "soft-dollar" arrangements TIM may engage in with respect to the Fund's brokerage transactions. In addition, the Trustees determined that the management, administration, fund accounting and other fees paid by the Fund to TFAI and affiliates of TFAI and TIM are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Fund's overall operating expenses, and the necessity of the services for the Fund's operations.

Other considerations: In evaluating how to respond to the potential orphaning of the Fund that would be occasioned by Great Companies' impending cessation of operations, the Board discussed at length with TA IDEX management the process by which management proposed the retention of TIM as sub-adviser to the Fund. Following management's explanation of the process by which prospective sub-advisers were initially screened and further evaluated, the Board concluded that the evaluation process was reasonably designed to identify a prospective sub-adviser with the resources necessary to manage the Fund in the best interests of shareholders, and without regard to affiliations with TFAI. In approving the proposed Sub-Advisory Agreement, the Board also considered the high quality of TIM's portfolio management personnel and TIM's overall portfolio management capabilities, as demonstrated with respect to other series of TA IDEX, and determined that TIM has made a substantial commitment to the recruitment and retention of high quality personnel, and has the financial and operational resources reasonably necessary to manage the Fund. The Board also considered the terms of the arrangements pursuant to which the interests of Great Companies were being acquired, and the affiliations existing between TFAI, TIM and Great Companies, and determined that the underlying transaction was consistent with (and not adverse to) shareholders' interests. The Board also noted TIM's willingness to serve during an interim period after the acquisition of Great Companies and pending the shareholders' vote on the proposed Sub-Advisory Agreement, and that compensation payable under the interim arrangement would be held in escrow and would not be paid until the Sub-Advisory Agreement is considered by the shareholders, in accordance with applicable law.

On October 18, 2006, shareholders approved the Sub-Advisory Agreement and the appointment of TIM as the Fund's sub-adviser.

Transamerica IDEX Mutual Funds

Annual Report 2006

18

TA IDEX Transamerica Small/Mid Cap Value

MARKET ENVIRONMENT

For the twelve months ended October 31, 2006, results for small and mid-cap stocks were strongly positive but also quite volatile. Initially, investors looked past high energy and commodities prices, other signs of inflation and rising interest rates, and focused instead on the robust economy and strong corporate earnings. Stocks, especially in commodity-related sectors, posted solid gains from November through mid-May, at which point heightened concerns about inflation shocked the market. Equities plunged for several months, until the Federal Reserve Board ("Fed") chose in August not to raise interest rates, signaling that inflationary pressures may be easing. Amid signs of more moderate economic growth, and with energy prices softening and corporate profits still healthy, stocks staged a strong rally. Market leadership shifted, with more defensive areas like healthcare and consumer staples surpassing the commodity-related sectors.

For the year, the Russell 2500 Value Index ("Russell 2500 Value") generated a total return of 19.87%. Reflecting high commodities prices, areas like integrated oils and materials/processing were by far the strongest sectors of the index.

PERFORMANCE

For the year ended October 31, 2006, TA IDEX Transamerica Small Mid/Cap Value, Class A returned 13.97%. By comparison its benchmark, the Russell 2500 Value, returned 19.87%.

STRATEGY REVIEW

Throughout the reporting period, we emphasized stocks of businesses that stood to benefit from worldwide infrastructure development and/or favorable supply-demand balances. These included other energy businesses, particularly the stocks of companies that provide services or build infrastructure for the oil and natural gas industries; materials/processing companies; makers of producer durables; and shipping companies. The portfolio's positive results were due largely to our emphasis on materials/processing and producer durables stocks, which helped offset the negative impact of overweighting other energy and shipping stocks.

During the first eight months of the period, our energy positioning boosted performance, as investors focused on rising prices for raw materials in an environment of expanding domestic and global economies. Later, prices for both oil and natural gas declined sharply, suggesting a possible falloff in demand that might impact the need for drilling services. Companies like Superior Energy Services, Inc. and McDermott International, Inc., which engage in later-stage or off-shore drilling projects, are less effected by short-term price fluctuations for oil and gas and were ultimately strong contributors to performance. Holdings like Helix Energy Solutions Group, Inc., which own exploration and production assets, and Patterson-UTI Energy, Inc., an onshore oil and gas drilling company, were more deeply affected and detracted from results.

We believe the long-term outlook for energy stocks remains very positive; globally, demand continues to outstrip supply, so that oil and natural gas prices will, we believe, almost certainly remain substantially higher than they were before 2004. In keeping with this view, we continue to overweight the energy sector.

Our investments in international shipping companies did not fare as well as we expected until late in the period, when several rebounded sharply. Again, we believe that the long-term supply-demand ratio in a growing global economy will favor these companies.

Underperformance in transportation was more than offset by our holdings in materials and producer durable companies, especially Aleris International, Inc. ("Aleris"), The Genlyte Group Incorporated ("Genlyte") and Acuity Brands, Inc. ("Acuity"). Aleris, whose stock price rose in tandem with expanding margins, is being acquired by a private equity group. Lighting manufacturers Genlyte and Acuity benefited from high levels of commercial construction that boosted demand for lighting products.

Michelle E. Stevens, CFA

Fund Manager
Transamerica Investment Management, LLC

Transamerica IDEX Mutual Funds

Annual Report 2006

TA IDEX Transamerica Small/Mid Cap Value 1

TA IDEX Transamerica Small/Mid Cap Value

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Average Annual Total Return for Periods Ended 10/31/06

	1 year	5 years	From Inception	Inception Date
Class A (NAV)	13.97%	16.18%	14.62%	4/2/01
Class A (POP)	7.70%	14.87%	13.46%	4/2/01
Russell 2500 Value[1]	19.87%	17.56%	15.23%	4/2/01
Class B (NAV)	13.21%	15.37%	13.82%	4/2/01
Class B (POP)	8.21%	15.26%	13.82%	4/2/01
Class C (NAV)	13.23%	–	23.12%	11/11/02
Class C (POP)	12.23%	–	23.12%	11/11/02
Class I (NAV)	–	–	13.30%	11/15/05

NOTES

1  The Russell 2500 Value (Russell 2500 Value) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2006 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investing in small cap stocks generally involves greater risk and volatility, therefore an investment in the fund may not be appropriate for everyone.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund.

Transamerica IDEX Mutual Funds

Annual Report 2006

TA IDEX Transamerica Small/Mid Cap Value 2

TA IDEX Transamerica Small/Mid Cap Value

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2006 and held for the entire period until October 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$978.50	1.45%	$7.23
Hypothetical (b)	1,000.00	1,017.90	1.45	7.37
Class B
Actual	1,000.00	974.90	2.09	10.40
Hypothetical (b)	1,000.00	1,014.67	2.09	10.61
Class C
Actual	1,000.00	975.50	2.06	10.26
Hypothetical (b)	1,000.00	1,014.82	2.06	10.46
Class I
Actual	1,000.00	980.80	0.85	4.24
Hypothetical (b)	1,000.00	1,020.92	0.85	4.33

(a)  Expenses are calculated using the Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At October 31, 2006

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

Transamerica IDEX Mutual Funds

Annual Report 2006

TA IDEX Transamerica Small/Mid Cap Value 3

TA IDEX Transamerica Small/Mid Cap Value

SCHEDULE OF INVESTMENTS
At October 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (95.7%)
Apparel Products (2.0%)
Hanesbrands, Inc. ‡	401,300	$9,471
True Religion Apparel, Inc. ‡†	125,000	2,710
Automotive (0.8%)
Gencorp, Inc. ‡†	355,900	4,662
Chemicals & Allied Products (2.9%)
PolyOne Corp. ‡	1,265,500	10,377
Terra Nitrogen Co., L.P. †	240,900	6,781
Commercial Banks (1.9%)
Corus Bankshares, Inc. †	400,000	8,212
Provident Bankshares Corp.	95,500	3,451
Computer & Data Processing Services (2.0%)
Fair Isaac Corp. †	325,000	11,905
SoftBrands, Inc. ‡	2,576	5
Computer & Office Equipment (0.9%)
Hypercom Corp. ‡	864,700	5,612
Construction (5.8%)
Chemed Corp.	335,000	11,889
McDermott International, Inc. ‡	520,000	23,244
Electric Services (2.5%)
CMS Energy Corp. ‡	1,000,000	14,890
Electric, Gas & Sanitary Services (3.1%)
ALLETE, Inc.	226,666	10,223
Republic Services, Inc.	200,000	8,202
Electronic & Other Electric Equipment (6.2%)
Acuity Brands, Inc.	330,000	16,348
Genlyte Group, Inc. ‡†	270,000	20,860
Electronic Components & Accessories (0.8%)
OSI Systems, Inc. ‡†	240,000	4,968
Food & Kindred Products (0.2%)
TreeHouse Foods, Inc. ‡†	48,000	1,217
Gas Production & Distribution (0.7%)
KeySpan Corp.	100,000	4,058
Holding & Other Investment Offices (9.5%)
Annaly Capital Management, Inc. REIT †	930,000	12,202
Education Realty Trust, Inc. REIT	238,800	3,694
Host Hotels & Resorts, Inc. REIT	620,000	14,297
Omega Healthcare Investors, Inc. REIT	875,000	14,770
Sunstone Hotel Investors, Inc. REIT †	400,000	11,784
Western Copper Corp. ‡	238,100	276
Industrial Machinery & Equipment (2.7%)
Allis-Chalmers Corp. ‡†	300,000	4,521

	Shares	Value
Industrial Machinery & Equipment (continued)
EnPro Industries, Inc. ‡†	75,400	$2,413
Grant Prideco, Inc. ‡	243,000	9,178
Instruments & Related Products (3.3%)
Analogic Corp.	83,900	4,682
Fisher Scientific International ‡	180,000	15,412
Insurance (6.5%)
AMBAC Financial Group, Inc.	140,000	11,689
HCC Insurance Holdings, Inc.	422,500	14,221
PartnerRe, Ltd. †	160,000	11,187
Triad Guaranty, Inc. ‡†	40,000	2,060
Lumber & Other Building Materials (1.0%)
Drew Industries, Inc. ‡	210,000	5,701
Management Services (3.0%)
FTI Consulting, Inc. ‡†	645,000	18,324
Medical Instruments & Supplies (1.7%)
Orthofix International NV ‡	225,000	10,021
Metal Mining (1.2%)
Glamis Gold, Ltd. ‡	163,812	7,224
Mining (1.5%)
Consol Energy, Inc.	250,000	8,848
Oil & Gas Extraction (15.7%)
Bronco Drilling Co., Inc. ‡	275,825	4,700
Chesapeake Energy Corp. †	252,500	8,191
CNX Gas Corp. ‡	360,000	9,414
Edge Petroleum Corp. ‡	500,000	9,105
GlobalSantaFe Corp.	233,000	12,093
Helix Energy Solutions Group, Inc. ‡†	325,000	10,498
Pioneer Drilling Co. ‡	395,000	5,186
Superior Energy Services, Inc. ‡	855,000	26,762
Todco–Class A ‡†	255,150	8,708
Pharmaceuticals (0.7%)
ARIAD Pharmaceuticals, Inc. ‡†	975,500	4,243
Primary Metal Industries (3.4%)
Aleris International, Inc. ‡	394,827	20,338
Restaurants (1.3%)
O'Charley's, Inc. ‡	400,000	7,956
Rubber & Misc. Plastic Products (1.9%)
Jarden Corp. ‡†	325,000	11,694
Savings Institutions (1.1%)
Brookline Bancorp, Inc.	160,000	2,133
Partners Trust Financial Group, Inc.	400,000	4,508
Telecommunications (2.2%)
Citizens Communications Co. †	900,000	13,194

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

TA IDEX Transamerica Small/Mid Cap Value 4

TA IDEX Transamerica Small/Mid Cap Value

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
Water Transportation (7.0%)
Aries Maritime Transport, Ltd. †	1,007,000	$10,563
DryShips, Inc. †	350,000	4,848
Genco Shipping & Trading, Ltd. †	629,700	15,705
Omega Navigation Enterprises, Inc.–Class A	424,700	6,753
StealthGas, Inc.	321,500	4,061
Wholesale Trade Nondurable Goods (2.2%)
Dean Foods Co. ‡	320,000	13,405
Total Common Stocks (cost: $448,126)		575,647
	Principal	Value
SECURITY LENDING COLLATERAL (21.1%)
Debt (20.4%)
Bank Notes (0.7%)
Bank of America 5.30%, due 11/20/2006 *	$3,992	$3,992
Commercial Paper (6.1%)
Barton Capital LLC–144A 5.27%, due 11/02/2006	1,597	1,597
CAFCO Funding LLC–144A 5.29%, due 11/17/2006	2,337	2,337
CIESCO LLC–144A 5.29%, due 11/16/2006	1,597	1,597
Clipper Receivables Corp. 5.28%, due 11/15/2006	799	799
Commonwealth Bank of Australia 5.29%, due 11/30/2006	1,597	1,597
Compass Securitization–144A 5.31%, due 12/15/2006	1,597	1,597
CRC Funding LLC–144A 5.31%, due 12/19/2006	1,532	1,532
Fairway Finance Corp.–144A 5.28%, due 11/17/2006 5.29%, due 11/22/2006	2,395 1,555	2,395 1,555
Falcon Asset Securitization Corp.–144A 5.29%, due 11/14/2006	799	799
General Electric Capital Corp. 5.29%, due 11/03/2006	3,194	3,194
Govco, Inc.–144A 5.28%, due 11/10/2006	799	799
Greyhawk Funding–144A 5.30%, due 11/27/2006	1,597	1,597
Jupiter Securitization Corp.–144A 5.28%, due 11/06/2006	1,597	1,597
Lexington Parker Capital Corp.–144A 5.29%, due 11/09/2006	1,597	1,597
Old Line Funding LLC–144A 5.28%, due 11/15/2006	1,597	1,597

	Principal	Value
Commercial Paper (continued)
Ranger Funding Co. LLC–144A 5.29%, due 11/16/2006	$798	$798
Sheffield Receivables Corp.–144A 5.28%, due 11/08/2006 5.30%, due 11/28/2006	798 1,597	798 1,597
Three Pillars Funding LLC–144A 5.29%, due 11/20/2006	1,597	1,597
Variable Funding Capital Co. LLC–144A 5.27%, due 11/08/2006 5.29%, due 11/28/2006	3,194 758	3,194 758
Yorktown Capital LLC 5.30%, due 12/14/2006	1,597	1,597
Euro Dollar Overnight (0.9%)
Fortis Bank 5.26%, due 11/07/2006	3,194	3,194
Societe Generale 5.28%, due 11/01/2006	1,597	1,597
Svenska Handlesbanken 5.30%, due 11/01/2006	836	836
Euro Dollar Terms (6.8%)
Abbey National PLC 5.28%, due 12/01/2006	3,194	3,194
BancoBilbao Vizcaya Argentaria SA 5.31%, due 01/03/2007	1,597	1,597
Bank of Montreal 5.28%, due 12/04/2006	1,597	1,597
Bank of Nova Scotia 5.27%, due 11/13/2006	3,194	3,194
Barclays 5.31%, due 11/21/2006 5.30%, due 01/03/2007	3,992 3,194	3,992 3,194
BNP Paribas 5.28%, due 12/12/2006 5.28%, due 12/15/2006	2,395 3,194	2,395 3,194
Canadian Imperial Bank of Commerce 5.28%, due 11/29/2006	3,992	3,992
Credit Suisse First Boston Corp. 5.29%, due 12/22/2006	4,791	4,791
Fortis Bank 5.26%, due 11/09/2006 5.30%, due 11/20/2006	1,597 1,597	1,597 1,597
HBOS Halifax Bank of Scotland 5.30%, due 01/08/2007	1,597	1,597
Royal Bank of Canada 5.30%, due 11/17/2006	1,597	1,597
Toronto Dominion Bank 5.30%, due 12/11/2006	1,597	1,597
UBS AG 5.30%, due 01/04/2007	1,597	1,597

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

TA IDEX Transamerica Small/Mid Cap Value 5

TA IDEX Transamerica Small/Mid Cap Value

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
Repurchase Agreements (5.9%) ††
Credit Suisse First Boston Corp. 5.35%, dated 10/31/2006 to be repurchased at $4,723 on 11/01/2006	$4,722	$4,722
Goldman Sachs Group, Inc. (The) 5.35%, dated 10/31/2006 to be repurchased at $7,986 on 11/01/2006	7,985	7,985
Merrill Lynch & Co. 5.30%, dated 10/31/2006 to be repurchased at $17,569 on 11/01/2006	17,567	17,567
Morgan Stanley Dean Witter & Co. 5.30%, dated 10/31/2006 to be repurchased at $5,583 on 11/01/2006	5,582	5,582

	Shares	Value
Investment Companies (0.7%)
Barclays Global Investor Institutional Money Market Fund 1-day yield of 5.24%	3,193,963	$3,194
Merrimac Cash Fund, Premium Class 1-day yield of 5.09% @	1,179,348	1,179
Total Security Lending Collateral (cost: $127,095)		127,095
Total Investment Securities (cost: $575,221) #		$702,742

NOTES TO SCHEDULE OF INVESTMENTS:

‡  Non-income producing.

†  At October 31, 2006, all or a portion of this security is on loan (see Note 1). The value at October 31, 2006, of all securities on loan is $121,920.

*  Floating or variable rate note. Rate is listed as of October 31, 2006.

††  Cash collateral for the Repurchase Agreements, valued at $37,108, that serve as collateral for securities lending, are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.25% and 11/06/2006–3/15/2046, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

#  Aggregate cost for federal income tax purposes is $576,318. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $145,366 and $18,942, respectively. Net unrealized appreciation for tax purposes is $126,424.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2006, these securities aggregated $29,338 or 4.9% of the net assets of the Fund.

REIT  Real Estate Investment Trust

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

TA IDEX Transamerica Small/Mid Cap Value 6

TA IDEX Transamerica Small/Mid Cap Value

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2006
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $575,221) (including securities loaned of $121,920)	$702,742
Cash	25,924
Receivables:
Investment securities sold	1,297
Shares of beneficial interest sold	118
Interest	119
Income from loaned securities	36
Dividends	285
Other	16
730,537
Liabilities:
Investment securities purchased	643
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	334
Management and advisory fees	409
Distribution and service fees	80
Transfer agent fees	25
Administration fees	11
Payable for collateral for securities on loan	127,095
Other	86
128,683
Net Assets	$601,854
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$460,528
Undistributed (accumulated) net investment income (loss)	3,756
Undistributed (accumulated) net realized gain (loss) from investment securities	10,049
Net unrealized appreciation (depreciation) on investment securities	127,521
Net Assets	$601,854
Net Assets by Class:
Class A	$47,014
Class B	47,007
Class C	29,105
Class I	478,728
Shares Outstanding:
Class A	2,645
Class B	2,746
Class C	1,703
Class I	26,784
Net Asset Value Per Share:
Class A	$17.78
Class B	17.12
Class C	17.09
Class I	17.87
Maximum Offering Price Per Share (a):
Class A	$18.81

(a)  Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B, C and I shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 2006 (b)
(all amounts in thousands)

Investment Income:
Dividends	$9,120
Interest	1,347
Income from loaned securities–net	571
	11,038
Expenses:
Management and advisory fees	4,314
Distribution and service fees: Class A	208
Class B	492
Class C	251
Transfer agent fees: Class A	104
Class B	117
Class C	54
Class I	–	(c)
Printing and shareholder reports	43
Custody fees	51
Administration fees	108
Legal fees	21
Audit fees	19
Trustees fees	53
Registration fees	38
Other	12
Total expenses	5,885
Net Investment Income (Loss)	5,153
Net Realized and Unrealized Gain (Loss):
Realized gain (loss) from investment securities	10,807
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	50,680
Net Realized and Unrealized Gain (Loss) on Investment Securities	61,487
Net Increase (Decrease) in Net Assets Resulting from Operations	$66,640

(b)  Class I was offered for investment on November 15, 2005.

(c)  Rounds to less than $1.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

TA IDEX Transamerica Small/Mid Cap Value 7

TA IDEX Transamerica Small/Mid Cap Value

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	October 31, 2006 (a)	October 31, 2005
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$5,153	$246
Net realized gain (loss) from investment securities	10,807	32,191
Change in unrealized appreciation (depreciation) on investment securities	50,680	45,152
	66,640	77,589
Distributions to Shareholders:
From net investment income:
Class A	(780)	(1,974)
Class B	(88)	–
Class C	(40)	(12)
	(908)	(1,986)
From net realized gains:
Class A	(2,553)	(9,811)
Class B	(3,216)	(1,261)
Class C	(1,477)	(591)
Class I	(24,100)	–
	(31,346)	(11,663)
Capital Share Transactions:
Proceeds from shares sold:
Class A	21,467	23,515
Class B	9,292	10,917
Class C	12,958	8,364
Class I	435,985	–
	479,702	42,796
Dividends and distributions reinvested:
Class A	3,203	11,734
Class B	3,023	1,149
Class C	1,204	542
Class I	24,100	–
	31,530	13,425
Cost of shares redeemed:
Class A	(370,179)	(38,305)
Class B	(14,077)	(12,564)
Class C	(7,913)	(9,922)
Class I	(5,884)	–
	(398,053)	(60,791)
Redemption fees:
Class A	– (b)	– (b)
Class B	1	– (b)
Class C	– (b)	– (b)
	1	– (b)
Automatic conversions:
Class A	350	231
Class B	(350)	(231)
	–	–
	113,180	(4,570)
Net increase (decrease) in net assets	147,566	59,370
Net Assets:
Beginning of year	454,288	394,918
End of year	$601,854	$454,288
Undistributed (Accumulated) Net Investment Income (Loss)	$3,756	$(1)

	October 31, 2006 (a)	October 31, 2005
Share Activity:
Shares issued:
Class A	1,238	1,437
Class B	556	713
Class C	774	527
Class I	25,681	–
	28,249	2,677
Shares issued–reinvested from distributions:
Class A	193	760
Class B	189	77
Class C	75	36
Class I	1,461	–
	1,918	873
Shares redeemed:
Class A	(21,959)	(2,433)
Class B	(841)	(809)
Class C	(477)	(641)
Class I	(358)	–
	(23,635)	(3,883)
Automatic conversions:
Class A	20	15
Class B	(21)	(15)
	(1)	–
Net increase (decrease) in shares outstanding:
Class A	(20,508)	(221)
Class B	(117)	(34)
Class C	372	(78)
Class I	26,784	–
	6,531	(333)

(a)  Class I was offered for investment on November 15, 2005.

(b)  Rounds to less than $1.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

TA IDEX Transamerica Small/Mid Cap Value 8

TA IDEX Transamerica Small/Mid Cap Value

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations					Distributions			Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)		Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2006	$16.69	$0.28	(j)	$1.96	(j)	$2.24	$(0.03)	$(1.12)	$(1.15)	$17.78
	10/31/2005	14.32	0.03		2.85		2.88	(0.09)	(0.42)	(0.51)	16.69
	10/31/2004	12.94	0.04		2.56		2.60	–	(1.22)	(1.22)	14.32
	10/31/2003	9.09	(0.11)		3.96		3.85	–	–	–	12.94
	10/31/2002	10.12	(0.07)		(0.96)		(1.03)	–	–	–	9.09
Class B	10/31/2006	16.21	(0.01	) (j)	2.07	(j)	2.06	(0.03)	(1.12)	(1.15)	17.12
	10/31/2005	13.97	(0.11)		2.77		2.66	–	(0.42)	(0.42)	16.21
	10/31/2004	12.73	(0.06)		2.52		2.46	–	(1.22)	(1.22)	13.97
	10/31/2003	8.98	(0.17)		3.92		3.75	–	–	–	12.73
	10/31/2002	10.08	(0.19)		(0.91)		(1.10)	–	–	–	8.98
Class C	10/31/2006	16.18	–	(h)(j)	2.06	(j)	2.06	(0.03)	(1.12)	(1.15)	17.09
	10/31/2005	13.96	(0.12)		2.77		2.65	(0.01)	(0.42)	(0.43)	16.18
	10/31/2004	12.73	(0.01)		2.46		2.45	–	(1.22)	(1.22)	13.96
	10/31/2003	9.01	(0.18)		3.90		3.72	–	–	–	12.73
Class I	10/31/2006	16.84	0.18	(j)	1.97	(j)	2.15	–	(1.12)	(1.12)	17.87

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)		Net Investment Income (Loss) to Average		Portfolio Turnover
	Ended (g)	Return (c)	(000's)	Net (e)	Total (f)	Net Assets (a)		Rate (b)
Class A	10/31/2006	13.97%	$47,014	1.39%	1.39%	1.61	% (i)(j)	21%
	10/31/2005	20.41	386,346	1.24	1.24	0.20	(i)	42
	10/31/2004	20.61	334,763	1.32	1.32	0.31		81
	10/31/2003	42.35	149,557	1.73	1.73	(1.04)		55
	10/31/2002	(10.18)	45,500	1.85	1.98	(0.88)		22
Class B	10/31/2006	13.21	47,007	2.10	2.10	(0.06	) (i)(j)	21
	10/31/2005	19.30	46,410	2.14	2.14	(0.70	) (i)	42
	10/31/2004	19.85	40,477	1.97	1.97	(0.43)		81
	10/31/2003	41.76	33,196	2.38	2.38	(1.69)		55
	10/31/2002	(10.91)	24,391	2.50	2.63	(1.53)		22
Class C	10/31/2006	13.23	29,105	2.08	2.08	(0.03	) (i)(j)	21
	10/31/2005	19.22	21,532	2.20	2.20	(0.76	) (i)	42
	10/31/2004	19.78	19,678	2.07	2.07	(0.02)		81
	10/31/2003	41.29	1,995	2.38	2.38	(1.69)		55
Class I	10/31/2006	13.30	478,728	0.86	0.86	1.05	(j)	21

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

TA IDEX Transamerica Small/Mid Cap Value 9

TA IDEX Transamerica Small/Mid Cap Value

FINANCIAL HIGHLIGHTS (continued)
NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.

(d)  Per share information is calculated based on average number of shares outstanding.

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  TA IDEX Transamerica Small/Mid Cap Value ("the Fund") commenced operations on April 2, 2001. The inception dates for the Fund's offering of share classes were as follows:

Class C was November 11, 2002.
Class I was November 15, 2005.

(h)  Rounds to less than ($0.01).

(i)  Ratio of Net Investment Income (Loss) to Average Net Assets are inclusive of Redemption Fees, if any. The impact of Redemption Fees is less than 0.01% for Class A, Class B and Class C, respectively.

(j)  For the year ended October 31, 2006, Net Investment Income (Loss), Net Realized and Unrealized Gains (Loss), and Net Investment Income (Loss) to Average Net Assets are inclusive of adjustments to dividend income resulting from differences between estimated and actual amounts for REIT investments. The adjustments for all classes include an increase of $.02, and a decrease of $.02 to Net Investment Income (Loss) and Net Realized and Unrealized Gains (Loss), respectively. The ratio of Net Investment Income (Loss) to Average Net Assets was increased by .09%.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

TA IDEX Transamerica Small/Mid Cap Value 10

TA IDEX Transamerica Small/Mid Cap Value

NOTES TO FINANCIAL STATEMENTS
At October 31, 2006
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

In the normal course of business, TA IDEX Transamerica Small/Mid Cap Value (the "Fund") enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers four classes of shares, Class A, Class B, Class C and Class I, each with a public offering price that reflects different sales charges, if any, and expense levels. Class I shares commenced operations on November 15, 2005. Class I is only available for investment to certain affiliated asset allocation funds. Prior to 11/15, certain affiliated asset allocation funds invested in Class A. Class B shares will convert to Class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2006 was paying an interest rate of 3.65%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which Transamerica IDEX Mutual Funds has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within Transamerica IDEX Mutual Funds, or by any other party.

Recaptured commissions during the year ended October 31, 2006 of $56 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $245, earned by IBT for its services.

Real Estate Investment Trusts ("REITs"): There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates.

Transamerica IDEX Mutual Funds

Annual Report 2006

TA IDEX Transamerica Small/Mid Cap Value 11

TA IDEX Transamerica Small/Mid Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2006
(all amounts in thousands)

NOTE 1.–(continued)

Dividend income is recorded at management's estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Redemption fees: A short-term trading redemption fee may be assessed on any Fund shares in a fund account that are sold during the first five (5) NYSE trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2006, the Fund received $1 in redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

NOTE 2.  RELATED PARTY TRANSACTIONS

Transamerica Fund Advisors, Inc. ("TFAI") is the Fund's investment adviser. Transamerica Fund Services, Inc. ("TFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. TFAI, TFS, and AFSG are affiliates of AEGON NV, a Netherlands corporation.

Transamerica Investment Management, LLC is both an affiliate of the Fund and a sub-adviser to the Fund.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at October 31, 2006:

	Net Assets	% of Net Assets
TA IDEX Asset Allocation– Conservative Portfolio	$18,464	3.07%
TA IDEX Asset Allocation– Growth Portfolio	159,035	26.42%
TA IDEX Asset Allocation– Moderate Portfolio	94,890	15.77%
TA IDEX Asset Allocation– Moderate Growth Portfolio	206,339	34.28%
Total	$478,728	79.54%

Investment advisory fees: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.80% of the first $500 million of ANA
0.75% of ANA over $500 million

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.40% Expense Limit

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the reimbursed class expenses.

There were no amounts recaptured during the year ended October 31, 2006. There are no amounts available for recapture at October 31, 2006.

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%
Class B	1.00%
Class C	1.00%
Class I	N/A

In the case the Fund or a class of shares of the Fund is closed to new investors or investments, the Fund is authorized to pay 12b-1 fees for past sales and distribution efforts and present and past investor services.

Transamerica IDEX Mutual Funds

Annual Report 2006

TA IDEX Transamerica Small/Mid Cap Value 12

TA IDEX Transamerica Small/Mid Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2006
(all amounts in thousands)

NOTE 2.–(continued)

Underwriter commissions relate to front-end sales charges imposed for Class A shares and contingent deferred sales charges from Classes B, C, and certain A share redemptions. For the year ended October 31, 2006, the underwriter commissions were as follows:

Received by Underwriter	$255
Retained by Underwriter	38
Contingent Deferred Sales Charge	82

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are fees paid to external legal counsel.

Transfer agent fees: The Fund pays TFS an annual per-account charge for each open and closed account. The Fund paid TFS $265 for the year ended October 31, 2006.

Deferred compensation plan: Each eligible independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan maintained by Transamerica IDEX Mutual Funds (the "Plan"). Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds, including the Fund. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of October 31, 2006, to $16.

Retirement plan: Under a retirement plan (the "Emeritus Plan") available to the Disinterested Trustees, each Disinterested Trustee is deemed to have elected to serve as Trustee Emeritus of Transamerica IDEX upon his or her termination of service, other than removal for cause, for a maximum period of five years determined by his or her years of service as a Trustee.

Such amounts shall be accrued by Transamerica IDEX on a pro rata basis allocable to each Transamerica IDEX fund based on the relative assets of the fund. If retainers increase in the future, past accruals (and credits) will be adjusted upward so that 50% of the Trustee's current retainer is accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred become payable to an Emeritus Trustee (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation will be paid on a quarterly basis during the time period that the Trustee Emeritus is allowed to serve as such.

Amounts deferred and accrued under the Deferred Compensation and Emeritus Plans are unfunded and unsecured claims against the general assets of Transamerica IDEX. For the period ended October 31, 2006, the amount related to the Emeritus Plan was $30. As of October 31, 2006, the Fund has not made any payments related to the Emeritus Plan.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2006 were as follows:

Purchases of securities:
Long-Term	$187,881
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	107,066
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales and distribution reclassifications.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Shares of beneficial interest, unlimited shares authorized	$488
Undistributed (accumulated) net investment income (loss)	(488)

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2005 and 2006 was as follows:

2005 Distributions paid from:
Ordinary Income	$8,552
Long-term Capital Gain	5,097
2006 Distributions paid from:
Ordinary Income	12,306
Long-term Capital Gain	19,948

Transamerica IDEX Mutual Funds

Annual Report 2006

TA IDEX Transamerica Small/Mid Cap Value 13

TA IDEX Transamerica Small/Mid Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2006
(all amounts in thousands)

NOTE 4.–(continued)

The tax basis components of distributable earnings as of October 31, 2006 are as follows:

Undistributed Ordinary Income	$5,881
Undistributed Long-term Capital Gain	$9,021
Capital Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$126,424

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

NOTE 6.  RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Manager is evaluating the application of FIN 48 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, the Fund's financial statements.

In September 2006, FASB issued its new Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted. The Manager is evaluating the application of FAS 157 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, the Fund's financial statements.

Transamerica IDEX Mutual Funds

Annual Report 2006

TA IDEX Transamerica Small/Mid Cap Value 14

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX Transamerica Small/Mid Cap Value:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX Transamerica Small/Mid Cap Value (the "Fund") at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida
December 27, 2006

Transamerica IDEX Mutual Funds

Annual Report 2006

TA IDEX Transamerica Small/Mid Cap Value 15

TA IDEX Transamerica Small/Mid Cap Value

SUPPLEMENTAL INFORMATION (unaudited)
TAX INFORMATION

For corporate shareholders, 8% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deduction.

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $19,948 for the year ended October 31, 2006.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2006. Complete information will be computed and reported in conjunction with your 2006 Form 1099-DIV.

For dividends paid during the year ended October 31, 2006, the Fund designated $4,607 as qualified dividend income.

Transamerica IDEX Mutual Funds

Annual Report 2006

TA IDEX Transamerica Small/Mid Cap Value 16

TA IDEX Transamerica Value Balanced

MARKET ENVIRONMENT

The twelve months ended October 31, 2006, were strongly positive for both value stocks and bonds. The Russell 1000 Value Index ("Russell 1000 Value") generated a twelve-month total return of 21.46% as every sector of the index posted double-digit gains. In the fixed-income markets, yields for all maturities rose over the course of the year, and corporate bonds outperformed Treasuries, largely due to their higher initial yields. The Lehman Brothers Aggregate Bond Index ("LBAB") gained 5.19%. A 60% equities/ 40% bonds blend of these indexes would have generated a twelve-month total return of 14.95%.

PERFORMANCE

For the year ended October 31, 2006, TA IDEX Transamerica Value Balanced, Class A returned 15.09%. By comparison its primary and secondary benchmarks, the Russell 1000 Value, the LBAB and the Lehman Brothers Intermediate Government/ Credit Bond Index ("LBIGC"), returned 21.46%, 5.19% and 4.67%, respectively.

STRATEGY REVIEW

Throughout the period, we maintained an aggressive asset allocation, approximately 70% equities and 30% bonds/cash. This added to performance, since the equity portfolio outperformed the bond portfolio by a wide margin. Other major contributors to the portfolio's positive results included our use of options, strong results for individual stocks, and the positioning of the bond portfolio. These were partially offset by weakness in a long-time equity holding: telecommunications company Sprint Nextel Corporation ("Sprint").

The equity portfolio benefited from strong gains for financial services company AllianceBernstein Holding L.P., which is growing internationally; and pharmaceuticals maker Merck & Co., Inc., where investors have shifted their focus from litigation issues to the company's operating and cash-flow strengths. The portfolio also benefited from effective use of options that added to current income while partially insulating the portfolio from volatility. For example, we wrote calls predominantly for holdings where we felt the stock(s) had reached fair value (e.g., energy stocks). When the energy sector later lost ground, the premiums collected from the sale of the calls buffered the impact. Conversely, we sold puts for out-of-favor sectors or companies where we felt the setback would be temporary (e.g., copper and gold producer Freeport-McMoRan Copper & Gold Inc.). By doing so, we collected premiums and gained the opportunity to buy the stock at a more reasonable price, but without having to commit capital unless and until the stock price declined.

While the majority of these options expired worthless, some hindered performance, as occurred with a call on timber company Louisiana-Pacific Corporation, the second largest detractor from performance. The stock price later declined, and we would have been better off had we sold the stock outright.

Also detracting from results was Sprint. We pared back this position as it became increasingly obvious that the company would not achieve certain operating synergies and cost savings originally anticipated in its merger with Nextel Communications, Inc. Sprint has been a major contributor to performance for several years, but we believe it has, for now, run its course.

The portfolio's fixed-income portfolio outperformed the LBAB and LBIGC. We attribute this to increased interest-rate sensitivity as bond yields declined after June, and to an overweighting in the corporate bond sector. Within the corporate sector, we focused initially on basic materials companies, which were able to increase their prices in the strong global economy. When the U.S. economy later slowed, we took a more defensive stance, favoring securities of businesses that are less susceptible to moderating economic growth.

John C. Riazzi, CFA

Heidi Y. Hu, CFA

Co-Fund Managers
Transamerica Investment Management, LLC

Transamerica IDEX Mutual Funds

Annual Report 2006

TA IDEX Transamerica Value Balanced 1

TA IDEX Transamerica Value Balanced

Comparison of change in value of $10,000 investment in Class A shares and its comparative indices.

Average Annual Total Return for Periods Ended 10/31/06

	1 year	5 years	10 years	From Inception	Inception Date
Class A (NAV)	15.09%	6.88%	6.52%	7.01%	10/1/95
Class A (POP)	8.76%	5.67%	5.92%	6.47%	10/1/95
Russell 1000 Value[1]	21.46%	11.64%	11.14%	12.02%	10/1/95
LBAB[1]	5.19%	4.51%	6.26%	6.29%	10/1/95
LBIGC[1]	4.67%	4.10%	5.83%	5.88%	10/1/95
Class B (NAV)	14.28%	6.13%	5.82%	6.31%	10/1/95
Class B (POP)	9.28%	5.97%	5.82%	6.31%	10/1/95
Class C (NAV)	14.33%	–	–	11.83%	11/11/02
Class C (POP)	13.33%	–	–	11.83%	11/11/02

NOTES

1  The Russell 1000 Value (Russell 1000 Value) Index, the Lehman Brothers Aggregate Bond (LBAB) Index and the Lehman Brothers Intermediate U.S. Government/Credit (LBIGC) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2006 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica IDEX Mutual Funds

Annual Report 2006

TA IDEX Transamerica Value Balanced 2

TA IDEX Transamerica Value Balanced

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2006 and held for the entire period until October 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$1,062.40	1.55%	$8.06
Hypothetical (b)	1,000.00	1,017.39	1.55	7.88
Class B
Actual	1,000.00	1,058.10	2.20	11.41
Hypothetical (b)	1,000.00	1,014.12	2.20	11.17
Class C
Actual	1,000.00	1,058.30	2.20	11.41
Hypothetical (b)	1,000.00	1,014.12	2.20	11.17

(a)  Expenses are calculated using the Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Asset Type
At October 31, 2006

This chart shows the percentage breakdown by asset type of the Fund's total investment securities.

Transamerica IDEX Mutual Funds

Annual Report 2006

TA IDEX Transamerica Value Balanced 3

TA IDEX Transamerica Value Balanced

SCHEDULE OF INVESTMENTS •
At October 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (4.8%)
U.S. Treasury Bond 8.00%, due 11/15/2021	$65	$87
U.S. Treasury Inflation Indexed Bond 2.00%, due 01/15/2016	326	316
U.S. Treasury Note 4.75%, due 03/31/2011 4.63%, due 08/31/2011 3.88%, due 02/15/2013 4.25%, due 11/15/2013 4.50%, due 02/15/2016 5.13%, due 05/15/2016 4.88%, due 08/15/2016 4.50%, due 02/15/2036	164 200 916 150 80 501 343 336	165 201 881 147 80 521 350 324
Total U.S. Government Obligations (cost: $3,013)		3,072
U.S. GOVERNMENT AGENCY OBLIGATIONS (9.8%)
Fannie Mae 5.50%, due 05/01/2035 5.00%, due 07/01/2035 5.50%, due 07/01/2036 6.00%, due 08/01/2036	610 639 493 681	603 617 487 685
Fannie Mae-Conventional Pool 5.00%, due 05/01/2018 5.50%, due 07/01/2019 5.50%, due 07/01/2019 6.00%, due 04/01/2033 6.00%, due 10/01/2034	121 108 570 313 164	120 108 571 316 165
Freddie Mac-Gold Pool 5.00%, due 04/01/2018 5.50%, due 09/01/2018 5.50%, due 11/01/2018 6.00%, due 12/01/2033 5.50%, due 02/01/2035 5.50%, due 06/01/2035 5.00%, due 07/01/2035 5.50%, due 01/01/2036	222 72 137 365 512 544 236 320	219 72 137 368 508 539 228 317
Ginnie Mae-FHA/VA Pool 6.50%, due 10/15/2027 6.00%, due 06/15/2034	79 205	82 208
Total U.S. Government Agency Obligations (cost: $6,454)		6,350
MORTGAGE-BACKED SECURITIES (0.9%)
SBA CMBS Trust, Series 2006-1A, Class A–144A 5.31%, due 11/15/2036	250	252

	Principal	Value
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A4 5.57%, due 10/15/2048 *	$323	$329
Total Mortgage-Backed Securities (cost: $575)		581
CORPORATE DEBT SECURITIES (10.6%)
Aerospace (0.4%)
Textron Financial Corp. 6.00%, due 11/20/2009	260	267
Agriculture (0.1%)
Michael Foods, Inc. 8.00%, due 11/15/2013	90	93
Air Transportation (0.3%)
FedEx Corp. 9.65%, due 06/15/2012	150	180
Amusement & Recreation Services (0.3%)
Harrah's Operating Co., Inc. 5.50%, due 07/01/2010	175	168
Beverages (0.1%)
Cia Brasileira de Bebidas 8.75%, due 09/15/2013	85	99
Business Credit Institutions (0.4%)
Pemex Finance, Ltd. 9.03%, due 02/15/2011	225	241
Business Services (0.2%)
Hertz Corp.–144A 10.50%, due 01/01/2016	100	110
Chemicals & Allied Products (0.5%)
Cytec Industries, Inc. 5.50%, due 10/01/2010	90	90
IMC Global, Inc. 10.88%, due 06/01/2008	75	81
Monsanto Co. 5.50%, due 07/30/2035	100	95
Nalco Co. 7.75%, due 11/15/2011	50	51
Commercial Banks (0.4%)
Shinsei Finance Cayman, Ltd.–144A 6.42%, due 07/20/2016 (a)(b)	85	85
Suntrust Preferred Capital I 5.85%, due 12/15/2011 (a)(b)	85	86
Wachovia Capital Trust III 5.80%, due 03/15/2011 (a)(b)	75	76

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

TA IDEX Transamerica Value Balanced 4

TA IDEX Transamerica Value Balanced

SCHEDULE OF INVESTMENTS • (continued)
At October 31, 2006
(all amounts except share amounts in thousands)

	Principal	Value
Communication (0.1%)
Comcast Corp. 7.05%, due 03/15/2033	$95	$103
Department Stores (0.2%)
Neiman-Marcus Group, Inc. 9.00%, due 10/15/2015	100	107
Electric Services (0.6%)
DPL, Inc. 8.25%, due 03/01/2007	112	113
PSEG Funding Trust 5.38%, due 11/16/2007	250	250
Food & Kindred Products (0.5%)
Archer-Daniels-Midland Co. 5.38%, due 09/15/2035	100	96
Bunge Ltd. Finance Corp. 4.38%, due 12/15/2008	270	264
Food Stores (0.3%)
Albertson's, Inc. 7.50%, due 02/15/2011	78	81
Stater Brothers Holdings, Inc. 8.13%, due 06/15/2012	100	101
Gas Production & Distribution (0.2%)
Kinder Morgan Energy Partners, LP 7.75%, due 03/15/2032	92	105
Holding & Other Investment Offices (0.6%)
iStar Financial, Inc. REIT 4.88%, due 01/15/2009	375	370
Hotels & Other Lodging Places (0.2%)
Starwood Hotels & Resorts Worldwide, Inc. 7.38%, due 05/01/2007	100	101
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 6.63%, due 12/01/2014	55	54
Industrial Machinery & Equipment (0.1%)
Cummins, Inc. 7.13%, due 03/01/2028	45	47
Insurance (0.2%)
St. Paul Travelers Cos. (The), Inc. 6.75%, due 06/20/2036	140	156
Insurance Agents, Brokers & Service (0.3%)
Hartford Financial Services Group, Inc. 5.50%, due 10/15/2016	202	203
Life Insurance (0.3%)
Prudential Financial, Inc. 5.75%, due 07/15/2033	195	194

	Principal	Value
Mortgage Bankers & Brokers (0.2%)
ILFC E-Capital Trust II–144A 6.25%, due 12/21/2065 (b)	$105	$106
Oil & Gas Extraction (0.3%)
Husky Oil, Ltd. 8.90%, due 08/15/2028 (b)	100	105
PetroHawk Energy Corp.–144A 9.13%, due 07/15/2013	100	102
Paper & Allied Products (0.3%)
Celulosa Arauco y Constitucion SA 8.63%, due 08/15/2010	171	189
Petroleum Refining (0.1%)
Enterprise Products Operating, LP 8.38%, due 08/01/2066 (b)	80	86
Printing & Publishing (0.1%)
News America Holdings, Inc. 7.75%, due 12/01/2045	65	73
Radio & Television Broadcasting (0.4%)
Chancellor Media Corp. 8.00%, due 11/01/2008	100	104
Univision Communications, Inc. 7.85%, due 07/15/2011	160	162
Real Estate (0.3%)
Post Apartment Homes, LP 6.30%, due 06/01/2013	171	176
Security & Commodity Brokers (1.2%)
BNP U.S. Funding LLC–144A 7.74%, due 12/05/2007 (a)(b)	250	255
E*Trade Financial Corp. 8.00%, due 06/15/2011	50	52
Nuveen Investments, Inc. 5.00%, due 09/15/2010	200	196
Residential Capital Corp. 6.38%, due 06/30/2010	172	175
Western Union Co. (The)–144A 5.93%, due 10/01/2016	80	81
Telecommunications (0.6%)
Nextel Communications, Inc., Series D 7.38%, due 08/01/2015	100	103
SBC Communications, Inc. 4.13%, due 09/15/2009	270	262
Water Transportation (0.8%)
Carnival Corp. 3.75%, due 11/15/2007	380	373
Royal Caribbean Cruises, Ltd. 8.75%, due 02/02/2011	135	147
Total Corporate Debt Securities (cost: $6,797)		6,814

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

TA IDEX Transamerica Value Balanced 5

TA IDEX Transamerica Value Balanced

SCHEDULE OF INVESTMENTS • (continued)
At October 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (70.2%)
Amusement & Recreation Services (2.6%)
Disney (Walt) Co. (The)	52,200	$1,642
Apparel Products (0.4%)
Hanesbrands, Inc. ‡	11,200	264
Business Services (0.4%)
Fannie Mae	4,500	267
Chemicals & Allied Products (1.6%)
Colgate-Palmolive Co.	7,000	448
Praxair, Inc.	10,000	602
Commercial Banks (8.2%)
Bank of America Corp.	31,256	1,684
Citigroup, Inc.	32,540	1,632
PNC Financial Services Group, Inc.	10,000	700
Wachovia Corp.	16,700	927
Wells Fargo & Co.	10,000	363
Computer & Data Processing Services (6.7%)
Microsoft Corp.	150,000	4,306
Electric Services (0.4%)
Dominion Resources, Inc.	3,000	243
Electronic & Other Electric Equipment (1.8%)
General Electric Co.	33,000	1,159
Food & Kindred Products (4.5%)
Altria Group, Inc.	30,400	2,472
HJ Heinz Co.	10,000	422
Gas Production & Distribution (1.3%)
KeySpan Corp.	20,000	812
Holding & Other Investment Offices (1.8%)
Plum Creek Timber Co., Inc. REIT	10,000	359
Rayonier, Inc.	20,000	820
Insurance (1.1%)
American International Group, Inc.	10,000	672
Life Insurance (0.5%)
Genworth Financial, Inc.–Class A	10,000	334
Lumber & Wood Products (0.5%)
Louisiana-Pacific Corp.	17,000	336
Motion Pictures (5.7%)
Time Warner, Inc.	183,000	3,662
Oil & Gas Extraction (2.1%)
Anadarko Petroleum Corp.	14,000	650
Chesapeake Energy Corp.	7,500	243
EOG Resources, Inc.	7,000	466

	Shares	Value
Paper & Allied Products (0.5%)
Kimberly-Clark Corp.	5,000	$333
Petroleum Refining (7.0%)
BP PLC, ADR	25,050	1,681
Exxon Mobil Corp.	14,000	1,000
Marathon Oil Corp.	13,750	1,188
Murphy Oil Corp.	14,000	660
Pharmaceuticals (7.5%)
Bristol-Myers Squibb Co.	105,000	2,599
Merck & Co., Inc.	49,000	2,226
Railroads (1.4%)
Union Pacific Corp.	10,000	906
Savings Institutions (3.6%)
Washington Mutual, Inc.	55,000	2,326
Security & Commodity Brokers (7.9%)
AllianceBernstein Holding, LP	45,000	3,497
Jefferies Group, Inc.	19,000	546
Raymond James Financial, Inc.	21,450	683
T. Rowe Price Group, Inc.	7,000	331
Telecommunications (0.9%)
Sprint Nextel Corp.	30,000	561
Tobacco Products (1.8%)
Loews Corp.-Carolina Group	20,000	1,156
Total Common Stocks (cost: $34,241)		45,178
Total Investment Securities (cost: $51,080) #		$61,995
	Contracts w	Value
WRITTEN OPTIONS (-0.6%)
Covered Call Options (-0.2%)
Altria Group, Inc.	154	$(5)
Call Strike $90.00
Expires 01/20/2007
Disney (Walt) Co. (The) Call Strike $32.50 Expires 04/21/2007	222	(31)
HJ Heinz Co. Call Strike $40.00 Expires 01/20/2007	100	(29)
Jefferies Group, Inc. Call Strike $30.00 Expires 04/21/2007	190	(40)
Louisiana-Pacific Corp. Call Strike $22.50 Expires 01/20/2007	80	(2)

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

TA IDEX Transamerica Value Balanced 6

TA IDEX Transamerica Value Balanced

SCHEDULE OF INVESTMENTS • (continued)
At October 31, 2006
(all amounts except share amounts in thousands)

	Contracts w	Value
Covered Call Options (continued)
Louisiana-Pacific Corp.	90	$(4)
Call Strike $22.50
Expires 02/17/2007
PNC Financial Services Group, Inc. Call Strike $80.00 Expires 01/20/2007	40	—	o
Praxair, Inc. Call Strike $60.00 Expires 01/20/2007	30	(7)
Sprint Nextel Corp. Call Strike $27.50 Expires 11/18/2006	410	(2)
Sprint Nextel Corp. Call Strike $22.50 Expires 02/17/2007	400	(6)
Put Options (-0.4%)
American International Group, Inc. Put Strike $55.00 Expires 01/19/2008	190	(15)
Bristol-Myers Squibb Co. Put Strike $22.50 Expires 12/16/2006	210	(3)
Chesapeake Energy Corp. Put Strike $27.50 Expires 01/20/2007	150	(3)
Cia Vale Do Rio Doce Put Strike $20.00 Expires 12/16/2006	240	(2)
Cia Vale Do Rio Doce Put Strike $17.50 Expires 01/20/2007	340	(2)
Cisco Systems, Inc. Put Strike $15.00 Expires 01/19/2008	350	(8)
Colgate-Palmolive Co. Put Strike $55.00 Expires 11/18/2006	70	(1)
Colgate-Palmolive Co. Put Strike $50.00 Expires 01/20/2007	70	—	o
Dominion Resources, Inc. Put Strike $70.00 Expires 01/20/2007	60	(1)
Duke Energy Corp. Put Strike $25.00 Expires 01/20/2007	35	—	o

Contracts w	Value
Put Options (continued)
Duke Energy Corp.	20	$—	o
Put Strike $27.50
Expires 01/20/2007
Fannie Mae Put Strike $45.00 Expires 01/20/2007	170	(3)
Fording Canadian Coal Put Strike $30.00 Expires 12/16/2006	150	(68)
General Electric Co. Put Strike $32.50 Expires 01/20/2007	100	(1)
General Maritime Co. Put Strike $30.00 Expires 02/17/2007	80	(3)
General Maritime Co. Put Strike $35.00 Expires 02/17/2007	80	(12)
Kimberly-Clark Corp. Put Strike $55.00 Expires 01/20/2007	50	(1)
McDermott Put Strike $36.63 Expires 11/18/2006	130	(1)
Pfizer, Inc. Put Strike $25.00 Expires 03/17/2007	600	(38)
Pfizer, Inc. Put Strike $20.00 Expires 01/19/2008	313	(13)
Phelps Dodge Corp. Put Strike $75.00 Expires 01/20/2007	80	(5)
Schering-Plough Corp. Put Strike $15.00 Expires 01/20/2007	500	(1)
Valero Energy Corp. Put Strike $60.00 Expires 12/16/2006	55	(44)
Valero Energy Corp. Put Strike $55.00 Expires 01/20/2007	55	(26)
Washington Mutual, Inc. Put Strike $40.00 Expires 01/20/2007	180	(8)
Total Written Options (premiums: $608)	(385)

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

TA IDEX Transamerica Value Balanced 7

TA IDEX Transamerica Value Balanced

SCHEDULE OF INVESTMENTS • (continued)
At October 31, 2006
(all amounts except share amounts in thousands)

NOTES TO SCHEDULE OF INVESTMENTS:

•  Substantially all of the Fund's securities are pledged as collateral by the custodian for the listed short index option contracts written by the Fund.

*  Floating or variable rate note. Rate is listed as of October 31, 2006.

(a)  The security has a perpetual maturity. The date shown is the next call date.

(b)  Coupon rate is fixed for a predetermined period of time and then converts to a floating rate until maturity/call date. Rate is listed as of October 31, 2006.

‡  Non-income producing.

w  Contract amounts are not in thousands.

o  Value is less than $1.

#  Aggregate cost for federal income tax purposes is $51,161. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $11,324 and $490, respectively. Net unrealized appreciation for tax purposes is $10,834.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2006, these securities aggregated $991 or 1.5% of the net assets of the Fund.

ADR  American Depositary Receipt

FHA  Federal Housing Administration

REIT  Real Estate Investment Trust

VA  Veterans Affairs

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

TA IDEX Transamerica Value Balanced 8

TA IDEX Transamerica Value Balanced

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2006
(all amounts except share amounts in thousands)

Assets:
Investment securities, at value (cost: $51,080)	$61,995
Cash	2,943
Receivables:
Shares of beneficial interest sold	3
Interest	201
Dividends	81
Other	15
65,238
Liabilities:
Investment securities purchased	250
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	83
Management and advisory fees	33
Distribution and service fees	38
Transfer agent fees	16
Administration fees	1
Written options (premiums $608)	385
Other	45
851
Net Assets	$64,387
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$52,662
Undistributed (accumulated) net investment income (loss)	157
Undistributed (accumulated) net realized gain (loss) from investment securities and written options	430
Net unrealized appreciation (depreciation) on:
Investment securities	10,915
Written option contracts	223
Net Assets	$64,387
Net Assets by Class:
Class A	$32,666
Class B	20,405
Class C	11,316
Shares Outstanding:
Class A	2,457
Class B	1,540
Class C	854
Net Asset Value Per Share:
Class A	$13.30
Class B	13.25
Class C	13.25
Maximum Offering Price Per Share (a):
Class A	$14.07

(a)  Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B and C shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 2006
(all amounts in thousands)

Investment Income:
Dividends	$1,277
Interest	969
2,246
Expenses:
Management and advisory fees	496
Distribution and service fees:
Class A	112
Class B	225
Class C	116
Transfer agent fees:
Class A	99
Class B	72
Class C	27
Printing and shareholder reports	28
Custody fees	22
Administration fees	13
Legal fees	3
Audit fees	19
Trustees fees	6
Registration fees	50
Other	3
Total expenses	1,291
Less:
Reimbursement of class expenses:
Class A	(25)
Class B	(19)
Class C	– (b)
Total reimbursed expenses	(44)
Net expenses	1,247
Net Investment Income (Loss)	999
Net Realized Gain (Loss) from:
Investment securities	2,783
Written option contracts	546
3,329
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	4,504
Written option contracts	241
4,745
Net Realized and Unrealized Gain (Loss) on Investment Securities and Written Options	8,074
Net Increase (Decrease) in Net Assets Resulting from Operations	$9,073

(b)  Rounds to less than $1.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

TA IDEX Transamerica Value Balanced 9

TA IDEX Transamerica Value Balanced

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	October 31, 2006	October 31, 2005
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$999	$1,287
Net realized gain (loss) from investment securities and written options	3,329	2,362
Change in unrealized appreciation (depreciation) on investment securities and written options	4,745	1,991
	9,073	5,640
Distributions to Shareholders:
From net investment income:
Class A	(608)	(738)
Class B	(274)	(383)
Class C	(148)	(199)
	(1,030)	(1,320)
From net realized gains:
Class A	(474)	(2,499)
Class B	(346)	(1,957)
Class C	(175)	(975)
	(995)	(5,431)
Capital Share Transactions:
Proceeds from shares sold:
Class A	2,465	2,804
Class B	1,016	1,800
Class C	1,075	820
	4,556	5,424
Dividends and distributions reinvested:
Class A	1,057	3,170
Class B	592	2,252
Class C	311	1,130
	1,960	6,552
Cost of shares redeemed:
Class A	(8,605)	(11,118)
Class B	(6,283)	(7,807)
Class C	(3,221)	(4,095)
	(18,109)	(23,020)
Redemption fees:
Class A	– (a)	– (a)
Class B	– (a)	– (a)
Class C	– (a)	– (a)
	– (a)	– (a)
Automatic conversions:
Class A	1,363	1,188
Class B	(1,363)	(1,188)
	–	–
	(11,593)	(11,044)
Net increase (decrease) in net assets	(4,545)	(12,155)
Net Assets:
Beginning of year	68,932	81,087
End of year	$64,387	$68,932
Undistributed (Accumulated) Net Investment Income (Loss)	$157	$(12)

	October 31, 2006	October 31, 2005
Share Activity:
Shares issued:
Class A	195	236
Class B	82	152
Class C	86	69
	363	457
Shares issued–reinvested from distributions:
Class A	85	267
Class B	48	191
Class C	25	96
	158	554
Shares redeemed:
Class A	(689)	(934)
Class B	(502)	(658)
Class C	(258)	(347)
	(1,449)	(1,939)
Automatic conversions:
Class A	109	100
Class B	(109)	(100)
	–	–
Net increase (decrease) in shares outstanding:
Class A	(300)	(331)
Class B	(481)	(415)
Class C	(147)	(182)
	(928)	(928)

(a)  Round to less than $1.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

TA IDEX Transamerica Value Balanced 10

TA IDEX Transamerica Value Balanced

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2006	$11.95	$0.23	$1.54	$1.77	$(0.24)	$(0.18)	$(0.42)	$13.30
	10/31/2005	12.11	0.24	0.69	0.93	(0.25)	(0.84)	(1.09)	11.95
	10/31/2004	11.49	0.18	0.61	0.79	(0.17)	–	(0.17)	12.11
	10/31/2003	9.69	0.18	1.83	2.01	(0.21)	–	(0.21)	11.49
	10/31/2002	11.67	0.18	(1.65)	(1.47)	(0.16)	(0.35)	(0.51)	9.69
Class B	10/31/2006	11.91	0.15	1.53	1.68	(0.16)	(0.18)	(0.34)	13.25
	10/31/2005	12.07	0.17	0.68	0.85	(0.17)	(0.84)	(1.01)	11.91
	10/31/2004	11.46	0.10	0.61	0.71	(0.10)	–	(0.10)	12.07
	10/31/2003	9.69	0.11	1.80	1.91	(0.14)	–	(0.14)	11.46
	10/31/2002	11.66	0.11	(1.65)	(1.54)	(0.08)	(0.35)	(0.43)	9.69
Class C	10/31/2006	11.91	0.15	1.53	1.68	(0.16)	(0.18)	(0.34)	13.25
	10/31/2005	12.07	0.17	0.69	0.86	(0.18)	(0.84)	(1.02)	11.91
	10/31/2004	11.46	0.11	0.60	0.71	(0.10)	–	(0.10)	12.07
	10/31/2003	9.71	0.12	1.77	1.89	(0.14)	–	(0.14)	11.46

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)		Net Investment Income (Loss) to Average		Portfolio Turnover
	Ended (g)	Return (c)	(000's)	Net (e)	Total (f)	Net Assets (a)		Rate (b)
Class A	10/31/2006	15.09%	$32,666	1.55%	1.63%	1.84	%(h)	42%
	10/31/2005	7.79	32,934	1.55	1.59	2.03	(h)	57
	10/31/2004	6.99	37,393	1.55	1.63	1.50		122
	10/31/2003	21.04	11,832	1.55	2.20	1.75		50
	10/31/2002	(13.20)	11,020	1.55	1.89	1.56		82
Class B	10/31/2006	14.28	20,405	2.20	2.28	1.20	(h)	42
	10/31/2005	7.13	24,072	2.20	2.27	1.39	(h)	57
	10/31/2004	6.23	29,409	2.20	2.30	0.81		122
	10/31/2003	19.98	13,744	2.20	2.85	1.10		50
	10/31/2002	(13.72)	12,038	2.20	2.54	0.91		82
Class C	10/31/2006	14.33	11,316	2.20	2.20	1.19	(h)	42
	10/31/2005	7.18	11,926	2.16	2.16	1.43	(h)	57
	10/31/2004	6.31	14,285	2.20	2.39	0.78		122
	10/31/2003	19.73	530	2.20	2.86	1.10		50

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.

(d)  Per share information is calculated based on average number of shares outstanding.

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  The inception date for the Fund's offering of share Class C was November 11, 2002.

(h)  Ratio of Net Investment Income (Loss) to Average Net Assets are inclusive of Redemption Fees, if any. The impact of Redemption Fees is less than 0.01% for Class A, Class B, and Class C, respectively.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2006

TA IDEX Transamerica Value Balanced 11

TA IDEX Transamerica Value Balanced

NOTES TO FINANCIAL STATEMENTS
At October 31, 2006
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

In the normal course of business, TA IDEX Transamerica Value Balanced (the "Fund") enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers four classes of shares, Class A, Class B, Class C and Class I, each with a public offering price that reflects different sales charges, if any, and expense levels. Class I shares commenced operations on November 15, 2005. Class I is only available for investment to certain affiliated asset allocation funds. Prior to 11/15, certain affiliated asset allocation funds invested in Class A. Class I is currently uninvested. Class B shares will convert to Class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2006 was paying an interest rate of 3.65%.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which Transamerica IDEX Mutual Funds has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within Transamerica IDEX Mutual Funds, or by any other party.

Recaptured commissions during the year ended October 31, 2006 of $6 are included in net realized gains in the Statement of Operations.

Real Estate Investment Trusts ("REITs"): There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates.

Dividend income is recorded at management's estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Option contracts: The Fund may enter into options contracts to manage exposure to market fluctuations. Options are valued at the average of the bid and ask ("Mean Quote") established each day at the close of the board of trade or exchange on which they are traded. The primary

Transamerica IDEX Mutual Funds

Annual Report 2006

TA IDEX Transamerica Value Balanced 12

TA IDEX Transamerica Value Balanced

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2006
(all amounts in thousands)

NOTE 1.–(continued)

risks associated with options are imperfect correlation between the change in value of the securities held and the prices of the options contracts; the possibility of an illiquid market and inability of the counterparty to meet the contracts terms. When the Fund writes a covered call or put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. Options are marked-to-market daily to reflect the current value of the option written.

The underlying face amounts of open option contracts at October 31, 2006 are listed in the Schedule of Investments.

Transactions in written call and put options were as follows:

	Premium	Contracts*
Balance at October 31, 2005	$442	2,716
Sales	948	8,558
Expirations	(546)	(3,560)
Exercised	(236)	(1,720)
Balance at October 31, 2006	$608	5,994

*  Contracts not in thousands

Redemption fees: A short-term trading redemption fee may be assessed on any Fund shares in a fund account that are sold during the first five (5) NYSE trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2006, the Fund received less than $1 in redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

NOTE 2.  RELATED PARTY TRANSACTIONS

Transamerica Fund Advisors, Inc. ("TFAI") is the Fund's investment adviser. Transamerica Fund Services, Inc. ("TFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. TFAI, TFS, and AFSG are affiliates of AEGON NV, a Netherlands corporation.

Transamerica Investment Management, LLC is both an affiliate of the Fund and a sub-adviser to the Fund.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

Investment advisory fees: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.75% of the first $500 million of ANA
0.65% of the next $500 million of ANA
0.60% of ANA over $1 billion

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.20% Expense Limit

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%
Class B	1.00%
Class C	1.00%
Class I	N/A

In the case the Fund or a class of shares of the Fund is closed to new investors or investments, the Fund is authorized to pay 12b-1 fees for past sales and distribution efforts and present and past investor services.

Underwriter commissions relate to front-end sales charges imposed for Class A shares and contingent deferred sales charges from Classes B, C, and certain A share redemptions. For the year ended October 31, 2006, the underwriter commissions were as follows:

Received by Underwriter	$29
Retained by Underwriter	5
Contingent Deferred Sales Charge	29

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are fees paid to external legal counsel.

Transfer agent fees: The Fund pays TFS an annual per-account charge for each open and closed account. The fund paid TFS $182 for the year ended October 31, 2006.

Deferred compensation plan: Each eligible independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan maintained by Transamerica IDEX Mutual Funds (the "Plan"). Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds,

Transamerica IDEX Mutual Funds

Annual Report 2006

TA IDEX Transamerica Value Balanced 13

TA IDEX Transamerica Value Balanced

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2006
(all amounts in thousands)

NOTE 2.–(continued)

including the Fund. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of October 31, 2006, to $15.

Retirement plan: Under a retirement plan (the "Emeritus Plan") available to the Disinterested Trustees, each Disinterested Trustee is deemed to have elected to serve as Trustee Emeritus of Transamerica IDEX upon his or her termination of service, other than removal for cause, for a maximum period of five years determined by his or her years of service as a Trustee.

Such amounts shall be accrued by Transamerica IDEX on a pro rata basis allocable to each Transamerica IDEX fund based on the relative assets of the fund. If retainers increase in the future, past accruals (and credits) will be adjusted upward so that 50% of the Trustee's current retainer is accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred become payable to an Emeritus Trustee (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation will be paid on a quarterly basis during the time period that the Trustee Emeritus is allowed to serve as such.

Amounts deferred and accrued under the Deferred Compensation and Emeritus Plans are unfunded and unsecured claims against the general assets of Transamerica IDEX. For the period ended October 31, 2006, the amount related to the Emeritus Plan was $4. As of October 31, 2006, the Fund has not made any payments related to the Emeritus Plan.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2006 were as follows:

Purchases of securities:
Long-Term	$10,639
U.S. Government	16,070
Proceeds from maturities and sales of securities:
Long-Term	22,211
U.S. Government	15,685

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, excess distributions and capital loss carryforwards.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Shares of beneficial interest, unlimited shares authorized	$(206)
Undistributable (accumulated) net investment income (loss)	200
Undistributable (accumulated) net realized gain (loss) from investment securities	6

The capital loss carryforward is available to offset future realized capital gains through the period listed:

Capital Loss Carryforward	Available through
$1,100	October 31, 2010

The capital loss carryforward utilized during the year ended October 31, 2006 was $1,558.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2005 and 2006 was as follows:

2005 Distributions paid from:
Ordinary Income	$1,320
Long-term Capital Gain	5,431
2006 Distributions paid from:
Ordinary Income	1,030
Long-term Capital Gain	995

The tax basis components of distributable earnings as of October 31, 2006 are as follows:

Undistributed Ordinary Income	$(12)
Undistributed Long-term Capital Gain	$1,781
Capital Loss Carryforward	$(1,100)
Net Unrealized Appreciation (Depreciation)	$11,056 *

*  Amount includes unrealized appreciation (depreciation) from derivative instruments.

Transamerica IDEX Mutual Funds

Annual Report 2006

TA IDEX Transamerica Value Balanced 14

TA IDEX Transamerica Value Balanced

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2006
(all amounts in thousands)

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

NOTE 6.  RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Manager is evaluating the application of FIN 48 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the financial statements.

In September 2006, FASB issued its new Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted. The Manager is evaluating the application of FAS 157 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, the Fund's financial statements.

Transamerica IDEX Mutual Funds

Annual Report 2006

TA IDEX Transamerica Value Balanced 15

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX Transamerica Value Balanced:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX Transamerica Value Balanced (the "Fund") at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida
December 27, 2006

Transamerica IDEX Mutual Funds

Annual Report 2006

TA IDEX Transamerica Value Balanced 16

TA IDEX Transamerica Value Balanced

SUPPLEMENTAL INFORMATION (unaudited)
TAX INFORMATION

For dividends paid during the year ended October 31, 2006, the Fund designated $854 as qualified dividend income.

For corporate shareholders, 83% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deduction.

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $995 for the year ended October 31, 2006.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2006. Complete information will be computed and reported in conjunction with your 2006 Form 1099-DIV.

Transamerica IDEX Mutual Funds

Annual Report 2006

TA IDEX Transamerica Value Balanced 17

TA IDEX AllianceBernstein International Value

MARKET ENVIRONMENT

International equity markets performed strongly during the period December 6, 2005 through October 31, 2006, as the Morgan Stanley Capital International EAFE Index (“MSCI EAFE”) rose 22.90%. Strong returns at the end of the period were sparked by the decision by the Federal Reserve Board to leave interest rates on hold after seventeen consecutive increases, based on evidence that inflation pressures were easing as U.S. domestic economic growth cooled.

Most sectors were strong for the period, with the strongest returns coming from the utility and construction and housing sectors. Energy company shares were the biggest laggards, undermined by a retreat in crude oil prices due to decreased tensions in the Middle East, a benign hurricane season, and moderating demand. Technology stocks also lagged, as incremental signs of weakening demand for personal computers and cellular handsets weighed heavily on the hardware, communication equipment and semiconductor groups.

PERFORMANCE

For the period from inception December 6, 2005 through October 31, 2006, TA IDEX AllianceBernstein International Value, Class I returned 23.67%.  By comparison its benchmark, the MSCI EAFE, returned 22.90%.

STRATEGY REVIEW

The portfolio outperformed its benchmark, helped by our holdings in the industrial commodities sector. This included European steelmaker Arcelor S.A. (“Arcelor”), which saw its stock rise during a convoluted takeover saga, ending with Arcelor’s board accepting a third, sweetened offer from Mittal Steel Company N.V.   Xstrata plc, a United Kingdom (“UK”)-based diversified mining company, rose after winning a bid to acquire Canadian mining company, Falconbridge Limited. French automaker Renault S.A. advanced after announcing an ambitious restructuring plan. Also contributing to returns was our underweight in the consumer cyclicals sector, and our overweight in the industrial commodities sector.

One of the largest detractors was EADS North America, Inc., which fell sharply following the announcement of further delays to the Airbus 380 program, caused by difficulties in customizing the complex wiring of the jumbo jet’s cabin. In addition, our consumer cyclical holdings, Japanese home electronics and appliance retailer Edion Corporation (“Edion”) and Luxembourg-based satellite operator, SES GLOBAL S.A. (“SES GLOBAL”), also detracted from returns. Edion has underperformed this year on slowing sales momentum. However, we believe Edion is attractively valued, which we believe will bring about improving margins through mergers. SES GLOBAL detracted from performance after management forecasts for 2006 profitability fell short of analyst expectations. An overweight in the energy sector and an underweight in the construction and housing sector detracted from relative returns as well. Securities in France, Japan and the U.K. had the greatest positive effect on returns, while our Spanish and Australian securities detracted.

Henry S. D’Auria, CFA

Kevin F. Simms

Lead Managers of Investment Team

Alliance Capital Management L.P.

This Fund is only available for investment by the Asset Allocation Portfolios.

Comparison of change in value of $10,000 investment in TA IDEX AllianceBernstein International Value (the “Fund”) and its comparative index.

Total Return for Period Ended 10/31/06

	From	Inception
	Inception	Date
Fund (NAV)	23.67%	12/6/05
MSCI-EAFE(1)	22.90%	12/6/05

NOTES

(1)          The Morgan Stanley Capital International-Europe, Australasia, and Far East (MSCI-EAFE) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of the Fund. Source: Standard & Poor’s Micropal®© Micropal, Inc. 2006 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

International investing involves special risks including currency fluctuations, political instability, and different financial accounting standards.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

This fund is only available in Class I shares, which are not available for direct investment by the public.

Transamerica IDEX Mutual Funds	Annual Report 2006
TA IDEX AllianceBernstein International Value

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses. Shares of the Fund currently are sold only to certain Transamerica IDEX Mutual Funds and AEGON/Transamerica Series Trust (an affiliate of Transamerica IDEX Mutual Funds) asset allocation funds at net asset value, without any transaction costs.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2006 and held for the entire period until October 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning	Ending Account	Annualized	Expenses Paid
	Account Value	Value	Expense Ratio	During Period(a)

Class I
Actual	$1,000.00	$1,037.80	0.98%	$5.03
Hypothetical(b)	1,000.00	1,020.27	0.98%	4.99

(a)  Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

TABULAR PRESENTATION OF SCHEDULE OF INVESTMENTS
By Region
At October 31, 2006 (unaudited)

Europe	63.5%
North America	7.9%
Pacific Rim	28.3%
Other	0.3%
100.0%

This chart shows the percentage breakdown by region of the Fund’s total investment securities.

SCHEDULE OF INVESTMENTS

At October 31, 2006

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (95.6%)
Australia (2.2%)
Macquarie Airports	830,300	$2,063
National Australia Bank, Ltd.	104,200	3,079
QBE Insurance Group, Ltd.	173,000	3,307
Austria (1.6%)
OMV AG	51,100	2,778
Voestalpine AG	66,400	3,132
Belgium (2.0%)
Fortis	123,500	5,184
KBC Groupe(a)	20,000	2,185
Bermuda (0.3%)
Kerry Properties, Ltd.	151,097	557
Orient Overseas International, Ltd.	126,000	549
Canada (4.6%)
Canadian Natural Resources, Ltd.	25,000	1,304
Celestica, Inc.(‡)	59,100	581
Gerdau AmeriSteel Corp.	226,700	2,317
Husky Energy, Inc.	32,300	2,062
ING Canada, Inc.	37,566	1,984
IPSCO, Inc.	24,578	2,263
Metro, Inc.-Class A	45,600	1,419
Nexen, Inc.	52,733	2,819
Teck CominCo, Ltd.-Class B	36,500	2,693
Denmark (0.6%)
Carlsberg AS-Class B	24,900	2,141
Finland (0.7%)
Nokia Oyj(†)	30,800	611
Sampo Oyj	101,900	2,208
France (11.5%)
Air France-KLM	53,700	1,913
BNP Paribas	58,920	6,479
Cap Gemini SA	26,200	1,488
Credit Agricole SA	93,350	3,969
Michelin (C.G.D.E.)-Class B	39,000	3,181
Renault SA(†)	62,300	7,288
Sanofi-Aventis	66,000	5,610
Societe Generale-Class A	35,020	5,820
Total SA	112,200	7,597
Germany (9.5%)
Allianz AG	18,200	3,378
Continental AG	52,200	5,838
DaimlerChrysler AG	21,500	1,227
Deutsche Lufthansa AG(†)	160,600	3,704
E.ON AG	46,400	5,567
Epcos AG(‡)	30,200	485
Fresenius Medical Care AG	6,500	867
Man AG	10,200	907
Muenchener Rueckversicherungs AG	45,400	7,370
RWE AG	43,540	4,303
TUI AG(†)	101,400	2,218
Greece (0.4%)
Public Power Corp.	57,000	1,455
Hong Kong (0.4%)
Sino Land Co.	845,615	1,472
Italy (3.2%)
Banco Popolare di Verona e Novara SCRL(†)	47,900	1,285
Buzzi Unicem SpA	80,900	2,143
ENI-Ente Nazionale Idrocarburi SpA	194,000	5,834
Fondiaria-Sai SpA	12,700	567
Fondiaria-Sai SpA	5,900	196
Italcementi SpA	72,400	1,919

Japan (24.8%)
Alps Electric Co., Ltd.	163,800	1,637
Canon, Inc.	84,150	4,504
Cosmo Oil Co., Ltd.	84,000	350
Dainippon Ink & Chemical, Inc.	190,000	717
East Japan Railway Co.	336	2,346
EDION Corp.	134,400	1,933
Honda Motor Co., Ltd.	98,200	3,470
Isuzu Motors, Ltd.	659,000	2,278
Itochu Corp.	250,000	1,989
Japan Tobacco, Inc.	1,245	5,420
JFE Holdings, Inc.	164,500	6,599
Kobe Steel, Ltd.	565,000	1,727
Leopalace21 Corp.	64,600	2,426
Mitsubishi Corp.	134,200	2,589
Mitsubishi Tokyo Financial Group, Inc.	113	1,418
Mitsui & Co., Ltd.	184,000	2,508
Mitsui Chemicals, Inc.	333,000	2,282
Mitsui O.S.K. Lines, Ltd.	447,000	3,720
Nippon Mining Holdings, Inc.	259,000	1,932
Nippon Telegraph & Telephone Corp.	779	3,916
Nissan Motor Co., Ltd.	236,100	2,823
Oki Electric Industry Co., Ltd.	309,000	728
ORIX Corp.(a)	21,240	5,974
Rengo Co., Ltd.	69,000	440
Sega Sammy Holdings, Inc.	29,500	740
Seiko Epson Corp.	55,900	1,410
Sharp Corp.	229,000	4,075
Sumitomo Heavy Industries, Ltd.	207,000	1,770
Sumitomo Metal Industries, Ltd.	279,000	1,048
Sumitomo Mitsui Financial Group, Inc.	645	7,047
Tokyo Electric Power Co. (The), Inc.	112,800	3,274
Tokyo Gas Co., Ltd.	488,000	2,487
Toyota Motor Corp.	132,900	7,861
Luxembourg (0.3%)
SES GLOBAL	74,000	1,134
Netherlands (9.6%)
ABN AMRO Holding NV	135,760	3,959
Buhrmann NV	114,000	1,772
European Aeronautic Defense and Space Co.(†)	113,190	3,070
ING Groep NV	210,800	9,339
Koninklijke BAM Groep NV	93,900	1,957
Mittal Steel Co. NV	114,647	4,924
Royal Dutch Shell PLC -Class A	219,000	7,589
Royal KPN NV	107,100	1,431
Wolters Kluwer NV	73,200	2,012
Singapore (0.7%)
Flextronics International, Ltd.(‡)(†)	143,500	1,665
Neptune Orient Lines, Ltd.	637,000	830
Spain (1.6%)
Banco Santander Central Hispano SA	67,300	1,165
Repsol YPF SA	151,600	5,031
Sweden (1.4%)
Nordea Bank AB	184,500	2,542
Svenska Cellulosa AB-Class B	60,800	2,791
Switzerland (3.1%)
Credit Suisse Group	89,600	5,403
Novartis AG	26,240	1,593
Xstrata PLC	106,370	4,544
United Kingdom (17.1%)
AstraZeneca PLC	88,600	5,235
Aviva PLC	368,500	5,447
BAE Systems PLC	471,700	3,774
Barclays PLC	472,000	6,369
BHP Billiton PLC	72,000	1,388
BP PLC	239,400	2,662

British American Tobacco PLC	203,200	5,538
Centrica PLC	381,500	2,410
Corus Group PLC	92,960	829
Greene King PLC	93,900	1,717
HBOS PLC	296,580	6,149
J Sainsbury PLC	512,100	3,826
Lloyds TSB Group PLC	200	2
Royal & Sun Alliance Insurance Group PLC	650,566	1,830
Royal Bank of Scotland Group PLC	210,600	7,503
Vodafone Group PLC	3,086,312	7,947
Wolverhampton & Dudley Brew PLC	57,800	1,606
Total Common Stocks (cost: $323,664)		359,737

	Principal	Value
SECURITY LENDING COLLATERAL (4.0%)
Debt (3.9%)
Bank Notes (0.1%)
Bank of America
5.30%, due 11/20/2006(*)	477	477
Commercial Paper (1.2%)
Barton Capital LLC-144A
5.27%, due 11/02/2006	191	191
CAFCO Funding LLC-144A
5.29%, due 11/17/2006	279	279
CIESCO LLC-144A
5.29%, due 11/16/2006	191	191
Clipper Receivables Corp.
5.28%, due 11/15/2006	95	95
Commonwealth Bank of Australia
5.29%, due 11/30/2006	191	191
Compass Securitization-144A
5.31%, due 12/15/2006	191	191
CRC Funding LLC-144A
5.31%, due 12/19/2006	183	183
Fairway Finance Corp.-144A
5.28%, due 11/17/2006	286	286
5.29%, due 11/22/2006	186	186
Falcon Asset Securitization Corp.-144A
5.29%, due 11/14/2006	95	95
General Electric Capital Corp.
5.29%, due 11/03/2006	382	382
Govco, Inc.-144A
5.28%, due 11/10/2006	95	95
Greyhawk Funding-144A
5.30%, due 11/27/2006	191	191
Jupiter Securitization Corp.-144A
5.28%, due 11/06/2006	191	191
Lexington Parker Capital Corp.-144A
5.29%, due 11/09/2006	191	191
Old Line Funding LLC-144A
5.28%, due 11/15/2006	191	191
Ranger Funding Co. LLC-144A
5.29%, due 11/16/2006	95	95
Sheffield Receivables Corp.-144A
5.28%, due 11/08/2006	95	95
5.30%, due 11/28/2006	191	191
Three Pillars Funding LLC-144A
5.29%, due 11/20/2006	191	191
Variable Funding Capital Co. LLC-144A
5.27%, due 11/08/2006	382	382
5.29%, due 11/28/2006	90	90
Yorktown Capital LLC
5.30%, due 12/14/2006	191	191

Euro Dollar Overnight (0.2%)
Fortis Bank
5.26%, due 11/07/2006	382	382
Societe Generale
5.28%, due 11/01/2006	191	191
Svenska Handlesbanken
5.30%, due 11/01/2006	100	100
Euro Dollar Terms (1.3%)
Abbey National PLC
5.28%, due 12/01/2006	382	382
BancoBilbao Vizcaya Argentaria SA
5.31%, due 01/03/2007	191	191
Bank of Montreal
5.28%, due 12/04/2006	191	191
Bank of Nova Scotia
5.27%, due 11/13/2006	382	382
Barclays
5.31%, due 11/21/2006	477	477
5.30%, due 01/03/2007	382	382
BNP Paribas
5.28%, due 12/12/2006	286	286
5.28%, due 12/15/2006	382	382
Canadian Imperial Bank of Commerce
5.28%, due 11/29/2006	477	477
Credit Suisse First Boston Corp.
5.29%, due 12/22/2006	572	572
Fortis Bank
5.26%, due 11/09/2006	191	191
5.30%, due 11/20/2006	191	191
HBOS Halifax Bank of Scotland
5.30%, due 01/08/2007	191	191
Royal Bank of Canada
5.30%, due 11/17/2006	191	191
Toronto Dominion Bank
5.30%, due 12/11/2006	191	191
UBS AG
5.30%, due 01/04/2007	191	191
Repurchase Agreements (1.1%)(††)
Credit Suisse First Boston Corp. 5.35%, dated 10/31/2006 to be repurchased at $564 on 11/01/2006	564	564
Goldman Sachs Group, Inc. (The) 5.35%, dated 10/31/2006 to be repurchased at $954 on 11/01/2006	954	954
Merrill Lynch & Co. 5.30%, dated 10/31/2006 to be repurchased at $2,100 on 11/01/2006	2,099	2,099
Morgan Stanley Dean Witter & Co. 5.30%, dated 10/31/2006 to be repurchased at $667 on 11/01/2006	667	667

	Shares	Value
Investment Companies (0.1%)

Barclays Global Investor Institutional Money Market Fund
1-day yield of 5.24%	381,712	382
Merrimac Cash Fund, Premium Class
1-day yield of 5.09%(@)	140,944	141
Total Security Lending Collateral (cost: $15,189)		15,189
Total Investment Securities (cost: $338,853)(#)		$374,926

NOTES TO SCHEDULE OF INVESTMENTS:

(a)                                  Passive Foreign Investment Company.

(‡)                                  Non-income producing

(†)                                  At October 31, 2006, all or a portion of this security is on loan (see Note 1). The value at October 31, 2006, of all securities on loan is $14,410.

(*)                                 Floating or variable rate note. Rate is listed as of October 31, 2006.

(††)                            Cash collateral for the Repurchase Agreements, valued at $4,435, that serve as collateral for securities lending, are invested in corporate bonds with interest rates and maturity dates ranging from 0.00% - 9.25% and 11/06/2006 - 3/15/2046, respectively.

(@)                            Regulated investment company advised by Investors Bank and Trust Co. (“IBT”). IBT is also the accounting, custody and lending agent for the Fund.

(#)                                 Aggregate cost for Federal income tax purposes is $339,804. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $40,615 and $5,493, respectively. Net unrealized appreciation for tax purposes is $35,122.

DEFINITIONS:

144A                   144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2006, these securities aggregated $3,505 or 0.9% of the net assets of the Fund.

SCRL                 Società Cooperativa a Responsabilità Limitata (Limited Liability Co-operative)

The notes to the financial statements are an integral part of this report.

(unaudited)

	Percentage of
	Net Assets	Value
INVESTMENTS BY INDUSTRY:
Commercial Banks	17.4%	$65,617
Oil & Gas Extraction	9.7%	36,402
Automotive	6.6%	24,947
Primary Metal Industries	6.1%	22,838
Insurance	5.9%	22,248
Electric Services	3.9%	14,599
Telecommunications	3.5%	13,295
Pharmaceuticals	3.3%	12,438
Business Credit Institutions	3.2%	12,122
Life Insurance	3.0%	11,169
Tobacco Products	2.9%	10,958
Rubber & Misc. Plastic Products	2.4%	9,019
Electronic Components & Accessories	2.2%	8,443
Computer & Office Equipment	2.0%	7,686
Metal Mining	1.9%	7,237
Wholesale Trade Durable Goods	1.9%	7,086
Aerospace	1.8%	6,844
Air Transportation	1.5%	5,617
Water Transportation	1.4%	5,100
Gas Production & Distribution	1.3%	4,897
Real Estate	1.2%	4,455
Stone, Clay & Glass Products	1.1%	4,062
Food Stores	1.0%	3,826
Beverages	0.9%	3,323
Paper & Allied Products	0.9%	3,231
Petroleum Refining	0.8%	3,012
Chemicals & Allied Products	0.8%	2,999
Industrial Machinery & Equipment	0.7%	2,677
Communications Equipment	0.7%	2,474
Railroads	0.6%	2,346
Holding & Other Investment Offices	0.6%	2,218
Beer, Wine & Distilled Beverages	0.6%	2,141
Mortgage Bankers & Brokers	0.6%	2,063
Printing & Publishing	0.5%	2,012
Engineering & Management Services	0.5%	1,957
Radio, Television & Computer Stores	0.5%	1,933
Food & Kindred Products	0.5%	1,932
Computer & Data Processing Services	0.4%	1,488
Wholesale Trade Nondurable Goods	0.4%	1,419
Medical Instruments & Supplies	0.2%	867
Manufacturing Industries	0.2%	740
Investment Securities, at value	95.6%	359,737
Short-Term Investments	4.0%	15,189
Total Investment Securities	99.6%	$374,926

The notes to the financial statements are an integral part of this report.

TA IDEX Bjurman, Barry Micro Emerging Growth

MARKET ENVIRONMENT

Stocks rebounded from yearly lows in mid-August after the Federal Reserve Board paused in its campaign of interest rate increases for the first time in two years. The market built on its renewed strength in September and October, helped by lower crude oil prices and solid earnings reported by many leading companies in the third quarter, which sent major equity indices notably higher and the Dow Jones Industrials Index (“Dow”) to record-breaking levels.

While the Dow gathered the most headlines, it was the micro and small cap stocks, which had been lagging, that delivered the best performance for the period. Small stocks, growth and value, rose to their highest levels in five months, outpacing their larger sized mid-capitalization and large-capitalization counterparts.

PERFORMANCE

For the period from inception August 1, 2006 through October 31, 2006, TA IDEX Bjurman, Barry Micro Emerging Growth, Class I returned 4.70%. By comparison its benchmark, the Russell 2000 Growth Index (“Russell 2000 Growth”) returned 10.34%.

STRATEGY REVIEW

Within the small cap space, it was encouraging to see market leadership emerge from a broad array of sectors, including the technology, industrials, materials, retail and consumer sectors. Energy stocks declined, coinciding with falling oil prices. The portfolio’s sector allocation was slightly disadvantaged by a relatively larger position, compared to the Russell 2000 Growth, in energy and a lighter position in the retail and consumer sectors. Most importantly, the poor performance in selected health care and energy holdings were the key drivers of the portfolio’s underperformance.

Although both growth and value stocks showed good relative performance during the period, growth oriented benchmarks still trail value benchmarks by a considerable amount for the year. Following the severe risk-averse sentiment during the May through July period, high growth stocks have since gained relative strength, leading the market while presenting historically attractive valuations and characteristics.

The cooling housing market and economic growth reports released in October point to a moderating U.S. economy, which we believe, along with receding energy and commodity prices should prove helpful in relieving inflationary pressures.

O. Thomas Barry, III, CFA, CIC

Fund Manager

Bjurman, Barry & Associates

This Fund is only available for investment by the Asset Allocation Portfolios.

Comparison of change in value of $10,000 investment in TA IDEX Bjurman, Barry Micro Emerging Growth (the “Fund”) and its comparative index.

Total Return for Period Ended 10/31/06

	From	Inception
	Inception	Date

Fund (NAV)	4.70%	8/1/06
Russell 2000 Growth(1)	10.34%	8/1/06

NOTES

(1)      The Russell 2000 Growth (“Russell 2000 Growth”) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of the Fund. Source: Standard & Poor’s Micropal®© Micropal, Inc. 2006 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

This fund is only available in Class I shares, which are not available for direct investment by the public.

Transamerica IDEX Mutual Funds	Annual Report 2006
TA IDEX Bjurman, Barry Micro Emerging Growth

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses. Shares of the Fund currently are sold only to certain Transamerica IDEX Mutual Funds and AEGON/Transamerica Series Trust (an affiliate of Transamerica IDEX Mutual Funds) asset allocation funds at net asset value, without any transaction costs.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at August 1, 2006 and held for the entire period until October 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

			Annualized	Expenses Paid
	Beginning	Ending Account	Expense	During
	Account Value	Value	Ratio	Period(a)

Class I
Actual	$1,000.00	$1,047.00	1.25%	$3.19
Hypothetical(b)	1,000.00	1,009.35	1.25%	3.13

(a)  Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (91 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

TABULAR PRESENTATION OF SCHEDULE OF INVESTMENTS

By Sector

At October 31, 2006 (unaudited)

Basic Materials	2.0%
Communications	15.6%
Consumer Cyclical	6.8%
Consumer Non-Cyclical	22.0%
Energy	4.3%
Financial	9.0%
Industrial	18.6%
Technology	21.7%
100.0%

This chart shows the percentage breakdown by sector of the Fund’s total investment securities.

SCHEDULE OF INVESTMENTS

At October 31, 2006

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (96.6%)
Apparel & Accessory Stores (1.7%)
Charlotte Russe Holding, Inc.(‡)	33,100	$915
Beverages (3.2%)
Boston Beer Co., Inc.-Class A(‡)	26,300	960
Jones Soda Co.(‡)	83,200	819
Business Services (4.4%)
AMN Healthcare Services, Inc.(‡)	38,600	976
COMSYS IT Partners, Inc.(‡)	25,600	529
Icon PLC, Sponsored ADR(‡)	26,000	933
Commercial Banks (2.8%)
Cass Information Systems, Inc.	19,899	744
Greene County Bancshares, Inc.	21,700	818
Communications Equipment (3.1%)
Standard Microsystems Corp.(‡)	22,100	681
Tessco Technologies, Inc.(‡)	32,100	1,027
Computer & Data Processing Services (11.1%)
HMS Holdings Corp.(‡)	56,300	774
Internap Network Services Corp.(‡)	53,300	878
Knot (The), Inc.(‡)	33,600	805
Smith Micro Software, Inc.(‡)	42,500	723
Stellent, Inc.	41,500	464
SYKES Enterprises, Inc.(‡)	50,900	1,033
TheStreet.com, Inc.	44,600	406
Vasco Data Security International(‡)	92,300	1,070
Computer & Office Equipment (1.6%)
SimpleTech, Inc.(‡)	101,900	882
Electrical Goods (1.4%)
Tyler Technologies, Inc.(‡)	54,200	769
Electronic Components & Accessories (9.0%)
Advanced Energy Industries, Inc.(‡)	27,300	429
Atheros Communications, Inc.(‡)	47,700	1,037
Diodes, Inc.(‡)	17,300	762
Oplink Communications, Inc.(‡)	37,700	746
Rogers Corp.(‡)	13,600	952
Ultra Clean Holdings(‡)	79,900	1,043
Fabricated Metal Products (2.7%)
Gulf Island Fabrication, Inc.	22,700	668
Smith & Wesson Holding Corp.(‡)	60,700	832
Hotels & Other Lodging Places (1.0%)
Interstate Hotels & Resorts, Inc.(‡)	62,700	562
Industrial Machinery & Equipment (5.0%)
Allis-Chalmers Corp.(‡)	20,500	309
Axcelis Technologies, Inc.(‡)	135,700	936
Fuel-Tech, Inc.(‡)	21,100	415
Gorman-Rupp Co.	29,700	1,121
Instruments & Related Products (15.0%)
Aehr Test Systems(‡)	7,750	43
Anaren, Inc.(‡)	26,600	535
Bruker BioSciences Corp.(‡)	86,150	686
Eagle Test Systems, Inc.(‡)	52,000	915
K-Tron International, Inc.(‡)	14,000	931
KVH Industries, Inc.(‡)	35,200	384
Mikron Infrared, Inc.(‡)	75,100	1,174
Movado Group, Inc.	28,900	744
Newport Corp.(‡)	52,500	1,135
Novatel, Inc.(‡)	18,400	686
Rudolph Technologies, Inc.(‡)	61,700	1,090
Insurance (4.6%)
EMC Insurance Group, Inc.	34,400	1,055
Mercer Insurance Group, Inc.	27,400	660
Safety Insurance Group, Inc.	16,800	840
Leather & Leather Products (1.6%)
Steven Madden, Ltd.	20,700	893

Management Services (3.4%)
Huron Consulting Group, Inc.(‡)	20,500	819
Omnicell, Inc.(‡)	55,300	1,036
Medical Instruments & Supplies (6.5%)
Avigen, Inc.(‡)	92,800	470
Bovie Medical Corp.(‡)	100,000	794
Cutera, Inc.(‡)	38,900	1,108
Foxhollow Technologies, Inc.(‡)	27,600	966
Zevex International, Inc.(‡)	29,300	255
Metal Mining (1.2%)
Hecla Mining Co.(‡)	104,600	681
Oil & Gas Extraction (2.4%)
Arena Resources, Inc.(‡)	8,300	296
Delek US Holdings, Inc.(‡)	21,500	401
McMoRan Exploration Co.(‡)	21,600	327
Warren Resources, Inc.(‡)	27,500	324
Pharmaceuticals (3.0%)
Allscripts Healthcare Solutions, Inc.(‡)	41,600	981
Parexel International Corp.(‡)	22,600	669
Primary Metal Industries (4.0%)
Brush Engineered Materials, Inc.(‡)	32,700	1,101
Superior Essex, Inc.(‡)	20,300	761
Wheeling-Pittsburgh Corp.(‡)	18,600	368
Research & Testing Services (1.2%)
Lifecell Corp.(‡)	27,000	633
Retail Trade (2.6%)
Ezcorp, Inc.(‡)	17,900	809
Zones, Inc.(‡)	71,100	620
Rubber & Misc. Plastic Products (1.0%)
Trex Co., Inc.(‡)	21,700	573
Savings Institutions (0.6%)
Flag Financial Corp.	13,000	329
Storage (0.7%)
Extra Space Storage, Inc. REIT	21,300	393
Telecommunications (1.8%)
Cbeyond Communications, Inc.(‡)	32,700	992
Total Common Stocks (cost: $49,688)		53,495

Total Investment Securities (cost: $49,688)(#)		$53,495

NOTES TO SCHEDULE OF INVESTMENTS:

(‡)   Non-income producing.

(#)   Aggregate cost for Federal income tax purposes is $49,695. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $4,922 and $1,122, respectively. Net unrealized appreciation for tax purposes is $3,800.

DEFINITIONS:

ADR    American Depositary Receipt

REIT    Real Estate Investment Trust

The notes to the financial statements are an integral part of this report.

TA IDEX BlackRock Global Allocation

MARKET ENVIRONMENT

During the period (from TA IDEX BlackRock Global Allocation Fund’s inception on December 6, 2005 through the end of its fiscal year on October 31, 2006), the major international equity markets outperformed the U.S. market. The Morgan Stanley Capital International Europe Index and the Morgan Stanley Capital International Pacific Index rose 24.25% and 12.18%, respectively, during the period, while the U.S. broad-market Standard & Poor’s 500 Composite Stock Index (“S&P 500”) gained 10.71%. The Morgan Stanley Capital International World Index (“MSCI World”), returned 16.19% while the four components of the Fund’s composite reference indices—the S&P 500, the Financial Times Stock Exchange World Index (ex. U.S.) (“FTSE World ex-U.S.”), the Merrill Lynch U.S. Treasury GA05 (“Merrill Lynch Treasury”), and the Citigroup World Government Bond Index (ex. U.S.) (“Citigroup World Government Bond ex-U.S.”)—recorded corresponding returns of 10.97%, 22.47%, 3.49% and 7.66% for the period.

The Federal Reserve Board (“Fed”) raised the target federal funds rate in five increments of 0.25%, bringing the target rate from 4.00% to 5.25% during the period. However, The Fed held the rate steady at its meetings of August 8, September 20 and October 25, 2006. The third quarter of 2006 was the first without an increase in the federal funds target rate since the first quarter of 2004. Oil prices climbed above $78.00 per barrel early in the third quarter of 2006. However, prices declined significantly in late summer and into October amid slowing demand and weakness in both oil and natural gas futures.

PERFORMANCE

For the period from inception December 6, 2005 through October 31, 2006, TA IDEX BlackRock Global Allocation, Class I returned 12.45%. By comparison its benchmark, the MSCI World, returned 16.19%.

Effective October 27, 2006, TA IDEX Mercury Global Allocation was renamed TA IDEX BlackRock Global Allocation and its sub-adviser was changed from Mercury Advisors to BlackRock Investment Management, LLC.

STRATEGY REVIEW

The portfolio underperformed relative to the MSCI World benchmark and marginally underperformed its internal composite reference indices. The Fund’s reference indices, a composite of the S&P 500, the FTSE World ex.-U.S., the Merrill Lynch Treasury, and the Citigroup World Government Bond ex.-U.S., returned 13.17% for the period. The portfolio invests in a combination of equities and bonds; therefore, the reference indices provide both a truer representation of the portfolio’s composition and a more comparable means for measurement.

The Fund was able to capitalize on favorable equity performance in most developed markets around the world. The Fund’s comparative performance was hindered by its underweight in European equities, notably in Spain and the U.K., as these equity markets appreciated significantly during the period. Stock selection in the telecommunication services sector also detracted from the relative return. Portfolio results did benefit, however, from a significant overweight exposure to Asian equities, most notably in India, Japan and Singapore, and effective stock selection in the U.S., as these global equity markets rallied. The portfolio’s performance was further enhanced by effective security selection in the energy, industrials and information technology sectors as the price of oil continued to rise, reaching a high in July before receding to end the period at under $59.00. In addition, economic growth in Asia, particularly in China, continued to fuel demand for raw materials, particularly energy resources, and capital investment in energy-related production.

We continue to look for undervalued companies that we believe will generate above-average rates of return. Within the equity segment, the portfolio is underweight in the U.S., overweight in Asia and slightly underweight in Europe. The portfolio is overweight in telecommunication services, energy, industrials and materials, underweight in the consumer discretionary, information technology, healthcare, consumer staples and financials sectors. The portfolio’s low weight in fixed income securities reflects our assessment that the current yields on these instruments are unattractive relative to the associated risk of higher inflation and interest rates, especially outside the U.S. Regarding currency exposure, there are underweights in the U.S. dollar and euro, a relatively neutral position in the Japanese yen, and modest overweights in the Brazilian real and several Asian currencies.

Dennis W. Stattman, CFA
Senior Portfolio Manager

Dan Chamby, CFA
Associate Portfolio Manager

BlackRock Investment Management, LLC

This Fund is only available for investment by the Asset Allocation Portfolios.

Comparison of change in value of $10,000 investment in TA IDEX BlackRock Global Allocation (the “Fund”) and its comparative index.

Total Return for Period Ended 10/31/06

	From	Inception
	Inception	Date

Fund (NAV)	12.45%	12/6/05
MSCI World(1)	16.19%	12/6/05

NOTES

(1)                   The Morgan Stanley Capital International World (MSCI World) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of the Fund. Source: Standard& Poor’s Micropal®© Micropal, Inc. 2006 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

International investing involves special risks including currency fluctuations, political instability, and different financial accounting standards.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Effective October 27, 2006, the portfolio was renamed from TA IDEX Mercury Global Allocation to TA IDEX BlackRock Global Allocation and changed sub-adviser from Mercury Advisers to BlackRock Investment Management, LLC.

This fund is only available in Class I shares, which are not available for direct investment by the public.

Transamerica IDEX Mutual Funds	Annual Report 2006

TA IDEX BlackRock Global Allocation

UNDERSTANDING YOUR FUND’S EXPENSES
(unaudited)
SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses. Shares of the Fund currently are sold only to certain Transamerica IDEX Mutual Funds and AEGON/Transamerica Series Trust (an affiliate of Transamerica IDEX Mutual Funds) asset allocation funds at net asset value, without any transaction costs.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2006 and held for the entire period until October 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning	Ending Account	Annualized	Expenses Paid
	Account Value	Value	Expense Ratio	During Period(a)

Initial Class
Actual	$1,000.00	$1,020.90	0.87%	$4.43
Hypothetical(b)	1,000.00	1,020.82	0.87%	4.43

(a)  Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

TABULAR PRESENTATION OF SCHEDULE OF INVESTMENTS

By Region

At October 31, 2006 (unaudited)

Africa	0.1%
Asia	2.2%
Eastern Europe	0.1%
Europe	21.6%
Latin America	0.4%
North America	55.0%
Pacific Rim	15.3%
South America	2.0%
Other	3.3%
100.0%

This chart shows the percentage breakdown by region of the Fund’s total investment securities.

SCHEDULE OF INVESTMENTS

At October 31, 2006

(all amounts except share amounts in thousands)

		Principal	Value
U.S. GOVERNMENT OBLIGATIONS (18.7%)(v)
United States (18.7%)
U.S. Treasury Inflation Indexed Bond
0.88%, due 04/15/2010		$16,386	$15,441
2.38%, due 04/15/2011		15,408	15,326
1.88%, due 07/15/2015(d)		5,058	4,870
2.00%, due 01/15/2016		14,962	14,535
2.50%, due 07/15/2016		10,631	10,784
U.S. Treasury Note
3.63%, due 04/30/2007		2,000	1,986
3.50%, due 05/31/2007		1,000	991
4.38%, due 12/31/2007		700	696
4.88%, due 04/30/2008		600	601
4.00%, due 06/15/2009		1,250	1,231
4.75%, due 03/31/2011		4,000	4,027
4.88%, due 05/31/2011		5,650	5,719
4.25%, due 11/15/2014		3,750	3,663
4.50%, due 11/15/2015		5,525	5,483
5.13%, due 05/15/2016		3,100	3,223
4.88%, due 08/15/2016		3,100	3,164
Total U.S. Government Obligations (cost: $91,986)			91,740
FOREIGN GOVERNMENT OBLIGATIONS (8.1%)
Brazil (0.8%)
Republic of Brazil
10.13%, due 05/15/2027		533	725
Republic of Brazil Credit Linked Note (JPMorgan Chase & Co.)
6.00%, due 08/15/2010(a)		1,750	1,212
6.00%, due 08/15/2010(b)		2,840	1,967
Canada (0.4%)
Canada Government
4.00%, due 09/01/2010	CAD	2,150	1,923
Germany (2.5%)
Federal Republic of Germany
4.00%, due 07/04/2016	EUR	7,200	9,377
Republic of Germany
4.25%, due 02/16/2007	EUR	2,500	3,195
Hong Kong (0.9%)
Hong Kong Government
4.23%, due 03/21/2011	HKD	6,500	850
4.57%, due 06/13/2011	HKD	26,650	3,537
Malaysia (0.5%)
Malaysia Government
8.60%, due 12/01/2007	MYR	3,500	1,008
3.76%, due 04/28/2011	MYR	5,100	1,394
Netherlands (0.3%)
Kingdom of the Netherlands
3.75%, due 07/15/2014	EUR	1,200	1,535
New Zealand (0.1%)
New Zealand Government
4.50%, due 02/15/2016	NZD	400	368
Poland (0.2%)
Republic of Poland
3.00%, due 08/24/2016	PLN	2,576	845
South Africa (0.0%)
Republic of South Africa
10.00%, due 02/28/2008	ZAR	773	107
Sweden (2.1%)
Kingdom of Sweden
4.00%, due 12/01/2008	SEK	71,064	10,405
United Kingdom (0.3%)
United Kingdom
4.25%, due 03/07/2011	GBP	700	1,306
Total Foreign Government Obligations (cost: $37,774)			39,754

CORPORATE DEBT SECURITIES (9.0%)
Brazil (0.2%)
Cosan SA Industria e Comercio Reg S
9.00%, due 11/01/2009		898	954
Canada (0.2%)
Rogers Wireless Communications, Inc.
8.52%, due 12/15/2010(*)		370	378
Rogers Wireless, Inc., Senior Note
7.63%, due 12/15/2011	CAD	500	490
Cayman Islands (0.7%)
ASIF II, Series E, (MTN)
1.20%, due 03/20/2008	JPY	90,000	771
Chaoda Modern Agriculture Reg S
7.75%, due 02/08/2010		1,583	1,562
Hutchison Whampoa International, Ltd., Guaranteed Note, Reg S
5.45%, due 11/24/2010		1,194	1,192
France (0.7%)
ERAP, Series E
3.38%, due 04/25/2008	EUR	1,250	1,588
Unedic
3.50%, due 09/18/2008	EUR	1,250	1,589
Germany (1.4%)
Kreditanstalt fuer Wiederaufbau
4.25%, due 07/04/2014	EUR	1,500	1,973
Kreditanstalt fuer Wiederaufbau, Series E
4.50%, due 12/07/2008	GBP	2,000	3,760
Norddeutsche Landesbank Girozentrale, Series E
0.45%, due 01/19/2009	JPY	150,000	1,273
India (0.4%)
Reliance Communication, Ltd.
Zero coupon, due 05/10/2011		195	205
Tata Motors, Ltd.
1.00%, due 04/27/2011		750	889
ZEE Telefilms, Ltd.
0.50%, due 04/29/2009		590	820
Japan (0.1%)
Bank of Kyoto Ltd. (The)
1.90%, due 09/30/2009	JPY	44,000	710
Malaysia (0.1%)
Johor Corp.
1.00%, due 07/31/2009	MYR	1,925	590
Supra National (0.3%)
European Investment Bank, Series E
Zero Coupon, due 05/01/2008	BRL	4,000	1,554
Taiwan (0.0%)
Shin Kong Financial Holding Co., Ltd.
Zero Coupon, due 06/17/2009		20	21
United States (4.9%)
Calpine Corp.-144A
Zero Coupon, due 07/15/2013(a)(e)		2,142	2,238
DAX Index Linked Note (Eksportfinans ASA)
Zero Coupon, due 10/19/2007(c)		1,400	1,463
Fannie Mae
5.40%, due 02/01/2008		842	846
Freddie Mac
5.48%, due 05/16/2008		1,400	1,400
General Electric Capital Corp.
0.47%, due 01/15/2010(*)	JPY	204,000	1,741
Gold-Linked Notes (UBS AG)
Zero Coupon, due 04/23/2008(d)		480	490
Zero Coupon, due 04/28/2008(d)		490	507
McMoRan Exploration Co.
5.25%, due 10/06/2011		370	414

Nabi Biopharmaceuticals
2.88%, due 04/15/2025	80	73
S&P 500 Index Linked Note (Morgan Stanley & Co.)
Zero Coupon, due 03/05/2008(f)	7,459	6,861
TOPIX Index Linked Note (Rabobank Nederland New York Branch)
Zero Coupon, due 07/30/2007(e)	1,400	1,604
Zero Coupon, due 08/03/2007(e)	1,400	1,563
Zero Coupon, due 01/28/2008(e)	3,250	3,104

TOPIX Index Linked Note (The Goldman Sachs Group, Inc.)
Zero Coupon, due 02/16/2008(e)	1,600	1,496
Total Corporate Debt Securities (cost: $43,836)		44,119
CONVERTIBLE BOND (0.8%)
Bermuda (0.1%)
Hongkong Land CB 2005, Ltd.
2.75%, due 12/21/2012	200,000	222
Noble Group, Ltd.
0.90%, due 04/20/2009	70,000	71
Canada (0.0%)
Bema Gold Corp.
3.25%, due 02/25/2011	30,000	33
Cayman Islands (0.1%)
Chaoda Modern Agriculture
Zero coupon, due 05/08/2011	2,710,000	357
YTL Power Finance Cayman, Ltd.
Zero Coupon, due 05/09/2010	200,000	214
Hong Kong (0.0%)
Brilliance China Finance, Ltd.
Zero coupon, due 06/07/2011	160,000	159
India (0.1%)
Gujarat NRE Coke, Ltd.
Zero Coupon, due 04/12/2011	100,000	89
Housing Development Finance Corp.
Zero Coupon, due 09/27/2010	400,000	474
Malaysia (0.3%)
Feringghi Capital, Ltd.
Zero Coupon, due 12/22/2009	300,000	312
IOI Investment Berhad
Zero Coupon, due 09/18/2009	40,000	63
Rafflesia Capital, Ltd.
1.25%, due 10/04/2011	1,000,000	1,009
Taiwan (0.1%)
Taiwan Cement Corp.
Zero Coupon, due 03/03/2009	325,000	468
United States (0.0%)
Cell Genesys, Inc., Senior Note
3.13%, due 11/01/2011	70,000	57
Virgin Islands (Br) (0.1%)
Beijing Enterprises Investment, Ltd.
Zero Coupon, due 12/21/2010	345,000	393
Total Convertible Bond (cost: $3,727)		3,921

	Shares	Value
CONVERTIBLE PREFERRED STOCKS (0.2%)
United States (0.2%)
Fannie Mae	8	773
Total Convertible Preferred Stocks (cost: $736)		773

PREFERRED STOCKS (0.1%)
Brazil (0.1%)
All America Latina Logistica SA	29,000	254
Cia Brasileira de Distribuicao Grupo Pao de Acucar	3,278,500	98
Usinas Siderurgicas de Minas Gerais SA-Class A	6,300	214
Total Preferred Stocks (cost: $413)		566

COMMON STOCKS (47.1%)
Australia (0.9%)
BHP Billiton, Ltd.	32,000	676
Coca-Cola Amatil, Ltd.	21,900	118
Great Southern Plantations, Ltd.	33,800	73
Macquarie Airports	94,000	234
Macquarie Bank, Ltd.	15,000	865
Macquarie Infrastructure Group(g)	244,200	639
Newcrest Mining, Ltd.	10,200	188
Rio Tinto, Ltd.	10,500	637
Sydney Roads Group(‡)	200,500	177
Transurban Group	52,500	293
Woodside Petroleum, Ltd.	6,300	183
Zinifex, Ltd.	20,800	244
Austria (0.0%)
Telekom Austria AG	3,500	87
Belgium (0.5%)
AGFA-Gevaert NV	12,034	304
RHJ International(‡)	82,500	1,553
RHJ International-144A	26,600	501
Bermuda (1.1%)
Accenture, Ltd.-Class A	300	10
Cheung Kong Infrastructure Holdings, Ltd.	104,000	311
Endurance Specialty Holdings, Ltd.	27,300	973
Everest Re Group, Ltd.	2,400	238
Foster Wheeler, Ltd.(‡)	30,000	1,349
IPC Holdings, Ltd.	18,000	541
Platinum Underwriters Holdings, Ltd.	13,900	415
RenaissanceRe Holdings, Ltd.	10,500	571
Tyco International, Ltd.	25,300	745
Weatherford International, Ltd.(‡)	4,200	173
Brazil (0.9%)
Braskem SA-Class A	12,500	89
Cia Energetica de Minas Gerais, ADR	3,100	134
Cia Vale do Rio Doce-Class A, ADR	14,200	308
Companhia de Saneamento de Minas Gerais	13,300	124
Cosan SA Industria e Comercio(‡)	10,200	174
Datasul(‡)	24,000	202
Localiza Rent A CAR	5,800	145
Obrascon Huarte Lain Brasil SA(‡)	12,600	163
Petroleo Brasileiro SA, ADR	28,000	2,401
Totvs SA(‡)	5,800	122
Uniao de Bancos Brasileiros SA, GDR	1,800	142
Vivo Participacoes SA, ADR	52,500	183
Canada (1.0%)
Alamos Gold, Inc.(‡)	44,500	360
Barrick Gold Corp.	7,795	242
BCE, Inc.	600	17
Bema Gold Corp.(‡)	229,500	987
Canadian Pacific Railway, Ltd.	22,800	1,290
Kinross Gold Corp.(‡)	27,400	362
Petro-Canada	5,600	239
Rogers Communications, Inc.-Class B	14,200	849
Sun Life Financial, Inc.	200	8
Suncor Energy, Inc.	6,100	468
Suncor Energy, Inc.	400	31
Talisman Energy, Inc.	4,500	74
Cayman Islands (0.9%)
ACE, Ltd.	19,600	1,122
Chaoda Modern Agriculture	282,900	171
GlobalSantaFe Corp.	11,300	586
Transocean, Inc.(‡)	2,300	167
Vietnam Enterprise Investments, Ltd.(‡)	429,000	438
XL Capital, Ltd.-Class A	25,700	1,813

Chile (0.0%)
Enersis SA, Chile, Sponsored ADR	8,100	112
China (0.5%)
China Life Insurance Co., Ltd., ADR	2,600	220
China Shenhua Energy Co., Ltd.-Class H	424,700	747
Guangshen Railway Co., Ltd.-Class H	1,248,200	587
Hainan Meilan International Airport Co., Ltd.(‡)	112,000	50
Ping An Insurance Group Co. of China, Ltd.	35,000	122
Shanghai Electric Group Corp.-Class H	508,000	179
Xiamen International Port Co., Ltd.-Class H(‡)	482,600	112
Yanzhou Coal Mining Co., Ltd.	479,400	314
Finland (0.2%)
Fortum Oyj	42,131	1,159
France (1.9%)
Alcatel SA, Sponsored ADR	6,000	76
Assurances Generales de France	4,562	641
BNP Paribas	12,960	1,425
Credit Agricole SA	28,098	1,195
Electricite de France	11,892	721
France Telecom SA	31,000	805
Peugeot SA	10,856	624
Renault SA	9,327	1,091
Total SA	19,903	1,348
Vallourec	2,625	653
Vinci SA	8,319	937
Germany (1.4%)
Allianz AG	6,216	1,154
BASF AG	11,246	991
Bayer AG	16,586	835
Bayerische Motoren Werke AG	10,075	579
Deutsche Post AG	24,571	681
E.ON AG	9,472	1,136
Hochtief AG	10,899	712
RWE AG	9,311	920
Hong Kong (0.7%)
Beijing Enterprises Holdings, Ltd.	407,900	818
Cheung Kong Holdings, Ltd.(g)	38,500	419
Denway Motors, Ltd.	206,000	76
Hutchison Whampoa, Ltd.	81,000	718
Shanghai Industrial Holdings, Ltd.	60,100	117
Sun Hung Kai Properties, Ltd.	46,300	506
Tianjin Development Holdings	334,100	224
Wharf Holdings, Ltd.	125,000	424
Hungary (0.1%)
Mol Magyar Olaj- es Gazipari Rt.	5,433	540
India (1.6%)
Bajaj Auto, Ltd.	4,700	287
Container Corp. of India	13,600	616
Gujarat Ambuja Cements, Ltd.	142,400	371
Hindustan Petroleum Corp.	6,450	47
Housing Development Finance Corp.	17,600	575
Infosys Technologies, Ltd.	12,900	600
Karnataka Bank, Ltd.	23,500	62
Reliance Capital, Ltd.	4,950	64
Reliance Communication, Ltd.(‡)	109,700	923
Reliance Energy, Ltd.	6,525	70
Reliance Industries, Ltd.	146,000	3,976
Reliance Natural Resources, Ltd.(‡)	120,400	68
State Bank of India, Ltd.	12,400	302
Wockhardt, Ltd.	4,800	41
Ireland (0.2%)
Allied Irish Banks PLC	12,177	333
Allied Irish Banks PLC	24,880	678
Israel (0.1%)
ECI Telecom, Ltd.(‡)	65,600	487

Ectel, Ltd.(‡)	4,795	24
Teva Pharmaceutical Industries, Ltd., ADR	6,123	202
Italy (0.9%)
Capitalia SpA	73,789	650
ENI-Ente Nazionale Idrocarburi SpA	54,515	1,639
Telecom Italia SpA	198,874	601
Telecom Italia SpA RNC	331,508	838
UniCredito Italiano SpA(g)	69,012	571
Japan (6.2%)
Aioi Insurance Co., Ltd.	193,000	1,326
Ajinomoto Co., Inc.	31,600	365
Asahi Glass Co., Ltd.	24,000	276
Bank of Fukuoka, Ltd. (The)	69,000	550
Bank of Yokohama, Ltd. (The)	54,000	417
Canon, Inc.	20,000	1,070
Chubu Electric Power Co., Inc.	17,600	487
Coca-Cola Central Japan Co., Ltd.	30	237
Coca-Cola West Japan Co., Ltd.	47,671	889
Credit Saison Co., Ltd.(g)	13,500	487
East Japan Railway Co.	73	510
Fanuc, Ltd.	1,500	130
Hokkaido Coca-Cola Bottling Co., Ltd.	15,000	94
Hokuriku Electric Power Co.	22,800	475
Honda Motor Co., Ltd.	6,500	230
House Foods Corp.	5,100	83
Japan Tobacco, Inc.	105	457
JGC Corp.	30,000	466
Kinden Corp.	30,000	224
Kubota Corp.	81,800	714
Mikuni Coca-Cola Bottling Co., Ltd.	28,000	274
Millea Holdings, Inc.	65,000	2,452
Ministop Co., Ltd.	4,100	71
Mitsubishi Corp.	40,200	775
Mitsubishi Tokyo Financial Group, Inc.	60	753
Mitsui Sumitomo Insurance Co., Ltd.	173,000	2,149
Murata Manufacturing Co., Ltd.	11,000	768
Nipponkoa Insurance Co., Ltd.	159,000	1,264
Nomura Holdings, Inc.	32,300	569
NTT DoCoMo, Inc.	750	1,146
NTT Urban Development Corp.	51	440
Okinawa Cellular Telephone Co.	17	41
Okumura Corp.	102,000	515
Rinnai Corp.	6,000	170
Rohto Pharmaceutical Co., Ltd.	15,000	150
Seven & I Holdings Co., Ltd.	27,000	864
Shin-Etsu Chemical Co., Ltd.	10,500	687
Shinsei Bank, Ltd.	56,000	323
Shionogi & Co., Ltd.	18,000	360
Sumitomo Chemical Co., Ltd.	96,700	688
Sumitomo Mitsui Financial Group, Inc.	115	1,256
Suzuki Motor Corp.	53,000	1,502
Takeda Pharmaceutical Co., Ltd.	22,000	1,410
Tanabe Seiyaku Co., Ltd.	20,000	246
Toho Co., Ltd.	25,800	487
Tokyo Gas Co., Ltd.	172,000	876
Toyota Industries Corp.	14,500	631
Malaysia (0.4%)
British American Tobacco Malaysia Berhad	23,000	266
IOI Corp. Berhad	160,000	753
Malakoff Berhad	20,500	55
Maxis Communications Berhad	92,400	226
PLUS Expressways Berhad	78,300	62
Telekom Malaysia Berhad	51,000	122
Tenaga Nasional Berhad	243,657	667

Mexico (0.3%)
Fomento Economico Mexicano SA de CV, Sponsored ADR	4,900	474
Grupo Televisa SA, Sponsored ADR	34,100	842
Netherland Antilles (0.1%)
Schlumberger, Ltd.	11,600	732
Netherlands (0.4%)
Chicago Bridge & Iron Co. NV	2,700	66
ING Groep NV	25,956	1,150
Mittal Steel Co. NV	16,238	697
Royal Dutch Shell PLC- Class A, ADR	4,200	292
New Zealand (0.1%)
Contact Energy, Ltd.	23,500	117
Telecom Corp. of New Zealand, Ltd.	41,100	129
Norway (0.2%)
Statoil ASA	30,807	778
Telenor ASA	10,000	158
Panama (0.2%)
McDermott International, Inc.(‡)	16,700	747
Puerto Rico (0.0%)
Santander BanCorp	1,300	24
Singapore (1.1%)
Capitaland, Ltd.	290,000	1,015
Fraser and Neave, Ltd.	204,000	582
Keppel Corp., Ltd.	102,100	1,036
Keppel Land, Ltd.	125,700	444
MobileOne, Ltd.	257,000	327
Oversea-Chinese Banking Corp.	65,000	292
Parkway Holdings, Ltd.	265,000	471
Singapore Telecommunications, Ltd.(a)	781,650	1,330
South Africa (0.1%)
Gold Fields, Ltd., Sponsored ADR	11,700	196
Sasol, Ltd.	4,000	137
South Korea (1.6%)
Cheil Industries, Inc.	4,700	196
CJ Corp.	4,500	509
Daegu Bank	13,600	225
Dongbu Insurance Co., Ltd.	10,000	238
Fine DNC Co., Ltd.	16,300	80
Hana Financial Group, Inc.	5,300	244
Kookmin Bank	2,800	223
Korea Electric Power Corp.	14,400	556
Korean Reinsurance Co.	38,400	434
KT Corp., ADR	46,800	1,047
KT&G Corp.	17,100	1,056
Lotte Shopping Co., GDR-144A(‡)	3,600	68
LS Cable, Ltd.	7,500	315
Meritz Fire & Marine Insurance Co., Ltd.	39,500	247
Nong Shim Co., Ltd.	500	136
POSCO	3,300	916
POSCO, ADR	6,200	437
Pusan Bank	16,400	211
Samsung Fine Chemicals Co., Ltd.	12,600	322
SK Telecom Co., Ltd.	2,200	478
Spain (0.2%)
Banco Bilbao Vizcaya Argentaria SA	35,280	853
Cintra Concesiones de Infraestructuras de Transporte SA	9,000	138
Telefonica SA, Sponsored ADR	4,000	231
Sweden (0.5%)
Investor AB-Class B	51,349	1,152
Svenska Handelsbanken AB-Class A	24,311	630
TeliaSonera AB	80,407	585
Switzerland (0.7%)
Credit Suisse Group	19,155	1,155
Swiss Reinsurance(g)	11,842	971
UBS AG-Registered	19,957	1,192

Taiwan (0.6%)
Cathay Financial Holding Co., Ltd.	204,209	396
Chinatrust Financial Holding	343,320	249
Chunghwa Telecom Co., Ltd.	76,500	131
Chunghwa Telecom Co., Ltd., ADR	64,330	1,177
Delta Electronics, Inc.	197,400	558
Fubon Financial Holding Co., Ltd.	224,000	183
SinoPac Financial Holdings Co., Ltd.	236,000	119
Taishin Financial Holdings Co., Ltd.(‡)	192,000	98
Thailand (0.5%)
Airports of Thailand PCL	15,100	27
Bangkok Expressway PCL	101,600	65
Hana Microelectronics PCL	215,500	158
Land and Houses PCL	657,100	155
PTT Exploration & Production PCL	128,500	381
PTT PCL	92,400	559
Siam Cement PCL	61,600	446
Siam City Cement PCL	13,200	88
Siam Commercial Bank PCL	354,400	627
Thai Union Frozen Products PCL	67,700	46
United Kingdom (3.7%)
Aviva PLC	85,637	1,266
BAE Systems PLC	111,955	896
Barclays PLC	126,951	1,713
Cadbury Schweppes PLC, ADR	24,100	978
Diageo PLC, Sponsored ADR	10,100	752
GlaxoSmithKline PLC	57,248	1,529
Guinness Peat Group PLC	74,470	123
HBOS PLC	89,782	1,861
HSBC Holdings PLC	139,208	2,636
Kesa Electricals PLC	117,274	785
Prudential PLC	73,594	902
Royal Dutch Shell PLC-Class B	55,285	1,980
Vodafone Group PLC	905,735	2,332
Vodafone Group PLC, ADR	24,325	629
United States (17.0%)
3Com Corp.(‡)	165,500	804
Abbott Laboratories	9,000	428
Accredited Home Lenders Holding Co.(‡)	194	6
AES Corp. (The)(‡)	12,100	266
Aetna, Inc.	9,250	381
Agere Systems, Inc.(‡)	2,900	49
Alcoa, Inc.	31,300	905
Alliance One International, Inc.(‡)	7,600	37
Allstate Corp. (The)	10,300	632
ALLTEL Corp.	13,200	704
Alon USA Energy, Inc.	1,600	45
Altria Group, Inc.	8,600	699
American International Group, Inc.	55,800	3,748
Ameriprise Financial, Inc.	200	10
AmerisourceBergen Corp.	3,000	142
Amgen, Inc.(‡)	1,200	91
AMR Corp.(‡)	400	11
Andrx Corp.(‡)	5,700	140
Archer-Daniels-Midland Co.	300	12
Assurant, Inc.	6,400	337
AT&T, Inc.	26,800	918
Avon Products, Inc.	7,100	216
Baker Hughes, Inc.	1,400	97
Bank of America Corp.	16,100	867
Bank of New York Co., Inc. (The)	13,300	457
Bausch & Lomb, Inc.	5,000	268
Baxter International, Inc.	5,000	230
Bear Stearns Cos. Inc. (The)	100	15
BellSouth Corp.	8,800	397

Best Buy Co., Inc.	200	11
Boeing Co. (The)	100	8
Borland Software Corp.(‡)	8,100	45
Boston Scientific Corp.(‡)	7,700	123
Bristol West Holdings, Inc.	3,400	47
Bristol-Myers Squibb Co.	12,300	304
CA, Inc.	56,000	1,387
Cardinal Health, Inc.	100	7
Career Education Corp.(‡)	14,600	325
Caremark Rx, Inc.	5,300	261
CBS Corp.-Class B	3,200	93
Chevron Corp.	14,800	995
Chubb Corp.	200	11
Cigna Corp.	1,600	187
Cincinnati Bell, Inc.(‡)	8,100	38
Cirrus Logic, Inc.(‡)	17,300	122
Cisco Systems, Inc.(‡)	97,400	2,350
CIT Group, Inc.	200	10
Citigroup, Inc.	38,400	1,926
CMS Energy Corp.(‡)	14,100	210
Coca-Cola Co. (The)	12,300	575
Comcast Corp.-Class A(‡)	24,800	1,009
Comverse Technology, Inc.(‡)	3,100	68
ConAgra Foods, Inc.	11,700	306
ConocoPhillips	12,800	771
Consol Energy, Inc.	3,200	113
Constellation Brands, Inc.-Class A(‡)	8,500	234
Consumer Staples Select Sector SPDR Fund	32,700	845
Countrywide Financial Corp.	400	15
Crown Holdings, Inc.(‡)	12,100	235
CSX Corp.	36,900	1,316
Cummins, Inc.	100	13
CVS Corp.	8,100	254
Darden Restaurants, Inc.	200	8
Darwin Professional Underwriters, Inc.(‡)	3,600	81
Devon Energy Corp.	3,700	247
Discovery Holding Co.-Class A(‡)	1,300	19
Disney (Walt) Co. (The)	300	9
du Pont (E.I.) de Nemours & Co.	5,600	256
Dynegy, Inc.-Class A(‡)	20,200	123
Eaton Corp.	200	14
eBay, Inc.(‡)	11,500	370
El Paso Corp.	153,100	2,097
Embarq Corp.	1,965	95
ENSCO International, Inc.	6,000	294
Extreme Networks(‡)	15,000	57
Exxon Mobil Corp.	48,500	3,464
Fannie Mae	6,300	373
FedEx Corp.	1,200	137
Fifth Third Bancorp	8,100	323
Foundation Coal Holdings, Inc.	6,800	250
Freeport-McMoRan Copper & Gold, Inc.-Class B	6,400	387
Freescale Semiconductor, Inc.-Class B(‡)	300	12
Friedman Billings Ramsey Group, Inc.-Class A	47,200	360
General Communication-Class A(‡)	14,500	190
General Dynamics Corp.	2,000	142
General Electric Co.	84,800	2,977
Genesis Microchip, Inc.(‡)	8,900	91
Genworth Financial, Inc.-Class A	500	17
Goldman Sachs Group, Inc. (The)	100	19
Halliburton Co.	8,400	272
Hanesbrands, Inc.(‡)	1,062	25
Hartford Financial Services Group, Inc. (The)	5,500	479
HCA, Inc.	5,900	298
Health Care Select Sector SPDR Fund	32,800	1,092

Health Management Associates, Inc.-Class A	2,100	41
Healthsouth Corp.(‡)	5,520	134
Hess Corp.	5,400	229
Hewlett-Packard Co.	12,100	469
Humana, Inc.(‡)	6,075	365
Intel Corp.	19,500	416
International Business Machines Corp.	12,800	1,182
International Paper Co.	11,200	374
iShares Dow Jones US Telecommunications Sector Index
Fund	13,300	381
iShares MSCI Brazil Index Fund	43,300	1,818
iShares MSCI South Korea Index Fund	26,800	1,266
JC Penney Co., Inc.	200	15
JDS Uniphase Corp.(‡)	6,325	92
Johnson & Johnson	24,400	1,645
JP Morgan Chase & Co.	4,000	190
Key Energy Services, Inc.(‡)	20,100	281
King Pharmaceuticals, Inc.(‡)	800	13
Kohl’s Corp.(‡)	200	14
Kroger Co.	700	16
Lehman Brothers Holdings, Inc.	1,000	78
Leucadia National Corp.	400	11
Lexmark International, Inc.(‡)	9,200	585
Liberty Global, Inc.-Class A(‡)	1,907	50
Liberty Global, Inc.-Series C(‡)	1,934	49
Liberty Media Holding Corp.-Capital-Class A(‡)	655	58
Liberty Media Holding Corp.-Interactive-Class A(‡)	3,275	72
Lilly (Eli) & Co.	6,300	353
Limited Brands, Inc.	400	12
Lincoln National Corp.	200	13
Lockheed Martin Corp.	200	17
Loews Corp.	400	16
Loews Corp.- Carolina Group	200	12
Macquarie Infrastructure Co. Trust	49,500	1,477
Manor Care, Inc.	5,500	264
Marathon Oil Corp.	5,200	449
Marsh & McLennan Cos., Inc.	7,000	206
Mattel, Inc.	8,100	183
McDonald’s Corp.	25,300	1,061
McGraw-Hill Cos., Inc. (The)	200	13
McKesson Corp.	300	15
Medco Health Solutions, Inc.(‡)	4,400	235
Mellon Financial Corp.	1,200	47
Merck & Co., Inc.	15,800	718
Micron Technology, Inc.(‡)	600	9
Microsoft Corp.	86,900	2,495
Mirant Corp.(‡)	16,100	476
Molson Coors Brewing Co.-Class B	3,800	270
Morgan Stanley	200	15
Motorola, Inc.	45,600	1,052
Murphy Oil Corp.	6,000	283
National City Corp.	400	15
National Oilwell Varco, Inc.(‡)	3,200	193
Newmont Mining Corp.	7,300	330
Noble Energy, Inc.	3,400	165
Nordstrom, Inc.	300	14
Norfolk Southern Corp.	8,700	457
Northrop Grumman Corp.	200	13
Novell, Inc.(‡)	90,300	542
NTL, Inc.	10,000	270
Nucor Corp.	200	12
Occidental Petroleum Corp.	12,000	563
Office Depot, Inc.(‡)	300	13
Omnicom Group, Inc.	200	20
Panera Bread Co.-Class A(‡)	20,100	1,242

PepsiAmericas, Inc.	1,300	27
Pfizer, Inc.	45,900	1,223
PG&E Corp.	200	9
Pogo Producing Co.	5,600	251
PPG Industries, Inc.	200	14
PPL Corp.	17,700	611
Procter & Gamble Co.	4,500	285
Prudential Financial, Inc.	3,300	254
Quanta Services, Inc.(‡)	20,200	370
Qwest Communications International(‡)	1,400	12
Raytheon Co.	300	15
Reynolds American, Inc.	200	13
Safeway, Inc.	600	18
Sara Lee Corp.	8,500	145
Schering-Plough Corp.	18,400	407
Sears Holdings Corp.(‡)	100	17
Senomyx, Inc.(‡)	9,800	151
Smurfit-Stone Container Corp.(‡)	13,400	143
Southern Copper Corp.	2,800	144
Sprint Nextel Corp.	63,200	1,181
St. Paul Travelers Cos., Inc. (The)	22,600	1,156
Staples, Inc.	400	10
Stone Energy Corp.(‡)	4,700	183
Sun Microsystems, Inc.(‡)	93,200	506
SUPERVALU, Inc.	4,272	143
Telecom HOLDRs Trust	3,900	133
Tellabs, Inc.(‡)	5,300	56
Tenet Healthcare Corp.(‡)	22,300	157
TIBCO Software, Inc.(‡)	23,100	214
Tidewater, Inc.	2,100	104
Tim Hortons, Inc.	4,062	117
Time Warner, Inc.	11,100	222
TJX Cos., Inc.	500	14
Triad Hospitals, Inc.(‡)	3,500	130
Tronox, Inc.-Class B	1,875	25
TXU Corp.	7,800	492
Unifi, Inc.(‡)	35,900	99
Union Pacific Corp.	22,400	2,030
UnitedHealth Group, Inc.	9,225	450
Utilities Select Sector SPDR Fund	44,800	1,604
Valeant Pharmaceuticals International	13,900	260
Ventas, Inc. REIT	3,000	117
Verizon Communications, Inc.	37,800	1,399
Viacom, Inc.-Class B(‡)	5,100	199
W.R. Berkley Corp.	200	7
Wachovia Corp.	7,800	433
Walgreen Co.	4,000	175
Wal-Mart Stores, Inc.	4,000	197
Washington Mutual, Inc.	3,900	165
Waste Management, Inc.	300	11
Waters Corp.(‡)	3,100	154
Watson Pharmaceuticals, Inc.(‡)	2,700	73
WellPoint, Inc.(‡)	4,050	309
Wells Fargo & Co.	25,300	918
Wendy’s International, Inc.	3,000	104
Williams Cos., Inc. (The)	1,200	29
Windstream Corp.	8,122	111
Wyeth	9,500	485
Vietnam (0.3%)
Vietnam Opportunity Fund, Ltd.	550,000	1,359
Total Common Stocks (cost: $210,368)		231,461

		Principal	Value
SHORT-TERM OBLIGATIONS (13.7%)
Europe (2.3%)
Eurodollar Time Deposit
3.16%, due 11/03/2006	EUR	6,764	8,633
3.18%, due 11/10/2006	EUR	2,150	2,745
United States (11.4%)
Merrill Lynch Money Market Mutual Fund
5.05%, due 06/15/2007		55,991	55,991
Total Short-Term Obligations (cost: $67,329)			67,369

	Contracts(u)	Value
PURCHASED OPTIONS (0.0%)(#)
Covered Call Options (0.0%)
Financial Select Sector SPDR Fund	17	1
Call Strike $35.00
Expires 12/16/2006
Put Options (0.0%)
Technology Select Sector SPDR Fund	15	2
Put Strike $22.00
Expires 12/16/2006
Total Purchased Options (cost: $1)		3
Total Investment Securities (cost: $456,170)(#)		$479,706

	Contracts(u)	Value
WRITTEN OPTIONS (-0.2%)
Covered Call Options (-0.2%)
3Com Corp.	197	$(9)
Call Strike $5.00
Expires 01/20/2007
3Com Corp.	1,153	(98)
Call Strike $5.00
Expires 01/19/2008
Bausch & Lomb, Inc.	30	(16)
Call Strike $50.00
Expires 01/20/2007
Bausch & Lomb, Inc.	20	(27)
Call Strike $45.00
Expires 01/19/2008
Career Education Corp.	60	(2)
Call Strike $30.00
Expires 01/20/2007
Career Education Corp.	72	(1)
Call Strike $35.00
Expires 01/20/2007
CBS Corp.-Class B	32	(6)
Call Strike $27.50
Expires 01/20/2007
Chicago Bridge & Iron Co. NV	27	(4)
Call Strike $25.00
Expires 01/20/2007
eBay, Inc.	61	(85)
Call Strike $20.00
Expires 01/19/2008
eBay, Inc.	54	(55)
Call Strike $25.00
Expires 01/19/2008
El Paso Corp.	83	(12)
Call Strike $15.00
Expires 01/19/2008
Extreme Networks	150	(1)
Call Strike $5.00
Expires 01/20/2007
Fannie Mae	6	(6)
Call Strike $50.00
Expires 01/20/2007
Lexmark International, Inc.	71	(102)
Call Strike $50.00
Expires 01/20/2007

McDonald’s Corp.	147	(102)
Call Strike $35.00
Expires 01/20/2007
Motorola, Inc.	256	(42)
Call Strike $22.50
Expires 01/20/2007
Motorola, Inc.	158	(83)
Call Strike $20.00
Expires 01/19/2008
Murphy Oil Corp.	30	(5)
Call Strike $50.00
Expires 01/20/2007
Norfolk Southern Corp.	74	(95)
Call Strike $40.00
Expires 01/20/2007
Novell, Inc.	813	(8)
Call Strike $7.50
Expires 01/20/2007
Panera Bread Co.-Class A	97	(174)
Call Strike $50.00
Expires 01/19/2008
Panera Bread Co.-Class A	19	(28)
Call Strike $55.00
Expires 01/19/2008
Panera Bread Co.-Class A	64	(76)
Call Strike $60.00
Expires 01/19/2008
Pfizer, Inc.	68	(14)
Call Strike $25.00
Expires 01/20/2007
Sprint Nextel Corp.	177	(20)
Call Strike $22.50
Expires 01/19/2008
Tellabs, Inc.	53	(1)
Call Strike $12.50
Expires 01/20/2007
TIBCO Software, Inc.	78	(15)
Call Strike $7.50
Expires 01/20/2007
Valeant Pharmaceuticals International	139	(54)
Call Strike $15.00
Expires 01/20/2007
Vodafone Group PLC	72	(40)
Call Strike $20.00
Expires 01/20/2007
Total Written Options (premiums: $1,080)		(1,181)

NOTES TO SCHEDULE OF INVESTMENTS:
(v)	Substantially all of the Fund’s securities are pledged as collateral by the custodian for the listed short index option contracts written by the Fund.
(d)

At October 31, 2006, all or a portion of this security is segregated with the custodian to cover margin requirements for open futures contracts. The value of all securities segregated at October 31, 2006 is $1,998.

(a)	Redemption linked to Federative Republic of Brazil NTN-B Bonds due 5/15/2009.
(b)	Redemption linked to Federative Republic of Brazil NTN-B Bonds due 08/15/2010.
(*)	Floating or variable rate note. Rate is listed as of October 31, 2006.
(c)	Enhanced Participation Notes. Redemption linked to DAX Index.

(d)	Redemption linked to the price of Gold.
(e)	Enhanced Participation Notes. Redemption linked to TOPIX Index.
(a)	Security is deemed to be illiquid.
(f)	Redemption linked to S&P 500 Index.
(‡)	Non-income producing.
(g)	Passive Foreign Investment Company.
(u)	Contract amounts are not in thousands.
(e)	Security is currently in default on interest payments.
(#)

Aggregate cost for Federal income tax purposes is $456,628. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $29,031 and $5,953, respectively. Net unrealized appreciation for tax purposes is $23,078.

DEFINITIONS:
144A

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2006, these securities aggregated $2,807 or 0.6% of the net assets of the Fund.

ADR	American Depositary Receipt
BRL	Brazilian Real
CAD	Canadian dollar
EUR	Euro
GBP	Great British Pound
GDR	Global Depositary Receipt
HKD	Hong Kong Dollar
JPY	Japanese Yen
MTN	Medium-Term Note
MYR	Malaysian Ringgit
NZD	New Zealand dollar
PLZ	Polish Zloty
REIT	Real Estate Investment Trust
RNC	Risparmio Non Convertibili (Non Convertible Savings Shares)
SEK	Swedish Krona
SPDR	Standard & Poor’s Depository Receipts
ZAR	South African Rand

The notes to the financial statements are an integral part of this report.

FUTURES CONTRACTS:

				Net Unrealized
		Settlement		Appreciation
	Contracts	Date	Amount	(Depreciation)
10 Year Japan Government Bond
(TSE)	(8)	12/20/2006	$(9,183)	$(22)
90-Day Euro Dollar	1	09/15/2008	238	—	o
90-Day Euro Dollar	(1)	09/14/2009	(238)	—	o
DAX Index	6	12/19/2006	1,205	75
DJ EURO STOXX 50 Index	117	12/15/2006	5,991	318
FTSE 100 Index	28	12/16/2006	3,279	113
Hang Seng Index	8	11/29/2006	943	10
MSCI Singapore Index	14	11/29/2006	588	(9)
MSCI Taiwan Index	20	11/29/2006	583	(7)
S&P 500 Index	31	12/14/2006	10,720	470
S&P/TSE 60 Index	16	12/15/2006	2,013	104
SPI 200 Index	4	12/15/2006	415	19
TOPIX Index	54	12/08/2006	7,437	14
			$23,991	$1,085

FORWARD FOREIGN CURRENCY CONTRACTS:

			Amount in	Net Unrealized
	Bought	Settlement	U.S. Dollars	Appreciation
Currency	(Sold)	Date	Bought (Sold)	(Depreciation)
Indonesian Rupiah	4,640,000	08/06/2007	$488	$21
			$488	$21

(unaudited)

	Percentage of
	Net Assets	Value
INVESTMENTS BY INDUSTRY:
U.S. Government & Agency	19.1%	$93,985
Money Market Funds	11.4%	55,991
Commercial Banks	9.7%	47,828
Sovereign Government	7.5%	36,574
Insurance	5.2%	25,309
Telecommunications	4.1%	20,328
Security & Commodity Brokers	3.5%	17,154
Oil & Gas Extraction	2.7%	13,282
Short-Term Investments	2.3%	11,378
Pharmaceuticals	2.2%	10,606
Petroleum Refining	2.0%	9,607
Electric Services	1.9%	9,292
Chemicals & Allied Products	1.7%	8,483
Holding & Other Investment Offices	1.5%	7,579
Investment Companies	1.5%	7,576
Railroads	1.4%	7,060
Computer & Office Equipment	1.4%	6,640
Computer & Data Processing Services	1.2%	6,112
Automotive	1.2%	6,067
Metal Mining	1.0%	5,095
Food & Kindred Products	0.9%	4,434
Beverages	0.8%	3,918
Primary Metal Industries	0.8%	3,834
Construction	0.8%	3,779
Electronic & Other Electric Equipment	0.7%	3,535
Life Insurance	0.7%	3,335
Mortgage Bankers & Brokers	0.7%	3,226
Business Services	0.6%	3,157
Gas Production & Distribution	0.6%	3,126
Agriculture	0.6%	2,843
Electronic Components & Accessories	0.6%	2,774
Industrial Machinery & Equipment	0.4%	2,093
Radio & Television Broadcasting	0.4%	1,991
Real Estate	0.4%	1,899
Business Credit Institutions	0.4%	1,872
Tobacco Products	0.4%	1,840
Health Services	0.4%	1,757
Communications Equipment	0.4%	1,738
Engineering & Management Services	0.3%	1,574
Mining	0.3%	1,513
Food Stores	0.3%	1,444
Stone, Clay & Glass Products	0.3%	1,373
Restaurants	0.3%	1,290
Retail Trade	0.2%	1,102
Aerospace	0.2%	1,077
Communication	0.2%	1,059
Insurance Agents, Brokers & Service	0.2%	1,050
Wholesale Trade Durable Goods	0.2%	844
Electric, Gas & Sanitary Services	0.2%	811
Radio, Television & Computer Stores	0.2%	796
Instruments & Related Products	0.2%	741
Motion Pictures	0.2%	728
Transportation & Public Utilities	0.1%	680
Residential Building Construction	0.1%	661
Public Administration	0.1%	605
Paper & Allied Products	0.1%	590
Beer, Wine & Distilled Beverages	0.1%	582
Personal Credit Institutions	0.1%	487
Drug Stores & Proprietary Stores	0.1%	429
Specialty- Real Estate	0.1%	419
Medical Instruments & Supplies	0.1%	352
Educational Services	0.1%	325
Lumber & Other Building Materials	0.1%	276
Metal Cans & Shipping Containers	0.1%	235

	Percentage of
	Net Assets	Value
INVESTMENTS BY INDUSTRY:
Apparel Products	0.1%	$221
Water Transportation	0.0%	217
Toys, Games & Hobbies	0.0%	183
Savings Institutions	0.0%	165
Research & Testing Services	0.0%	151
Air Transportation	0.0%	149
Wholesale Trade Nondurable Goods	0.0%	143
Printing & Publishing	0.0%	105
Electrical Goods	0.0%	91
Manufacturing Industries	0.0%	49
Apparel & Accessory Stores	0.0%	40
Department Stores	0.0%	29
Management Services	0.0%	10
Amusement & Recreation Services	0.0%	9
Put Options	0.0%	2
Covered Call Options	0.0%	2
Investment Securities, at value	97.7%	479,706
Total Investment Securities	97.7%	$479,706

The notes to the financial statements are an integral part of this report.

TA IDEX BlackRock Large Cap Value

MARKET ENVIRNOMENT

The U.S. equity market posted strong gains for the twelve-month period ended October 31, 2006, with the broad-market Standard and Poor’s 500 Composite Stock Index rising 16.33%. The positive return resulted primarily from rallies in the first and third quarters of the year. Shares of large-cap value companies significantly outperformed large-cap growth stocks during the annual period. The Russell 1000 Value Index (“Russell 1000 Value”) advanced 17.89% versus the 10.84% gain of the Russell 1000 Growth Index.

The recurring themes in the market environment throughout most of the period were rising short-term interest rates and higher energy prices. The Federal Reserve Board (“Fed”) raised the target federal funds rate in six increments of .25%, bringing the target rate from 3.75% to 5.25% during the annual period. However, the Fed held the rate steady at its meetings of August 8, September 20 and October 25, 2006. The third quarter of 2006 was the first without an increase in the federal funds target rate since the first quarter of 2004.

In the statement that accompanied its news release following its meeting of October 25th, the Federal Open Market Committee (“FOMC”) stated: “Economic growth has slowed over the course of the year, partly reflecting a cooling of the housing market. Going forward, the economy seems likely to expand at a moderate pace.” In a cautionary tone, however, the FOMC indicated that “the Committee judges that some inflation risks remain. The extent and timing of any additional firming that may be needed to address these risks will depend on the evolution of the outlook for both inflation and economic growth, as implied by incoming information.”

Oil prices climbed above $78.00 per barrel early in the third quarter of 2006. However, prices declined significantly in late summer and into October amid slowing demand and weakness in both oil and natural gas futures. The price stood around $58.00 at the end of October. In addition, real gross domestic product (“GDP”) growth rose at an annual rate of 1.6% in the third quarter of 2006, according to advance estimates released by the Bureau of Economic Analysis in late October. This followed a 2.6% GDP growth rate for the second quarter of the year.

PERFORMANCE

For period from inception November 15, 2005 to October 31, 2006, TA IDEX BlackRock Large Cap Value, Class I returned 16.36%. By comparison its benchmark, the Russell 1000 Value returned 17.89%.

Effective October 27, 2006, TA IDEX Mercury Large Cap Value was renamed TA IDEX BlackRock Large Cap Value and changed sub-advisers from Mercury Advisers to BlackRock Investment Management, LLC.

STRATEGY REVIEW

The portfolio underperformed its benchmark for the period. The comparative performance was hindered primarily by stock selection in information technology (Advanced Micro Devices, Inc., CA, Inc. and CheckFree Corporation), healthcare (Caremark Rx, Inc., CIGNA Corporation) and financials (MGIC Investment Corporation and UnumProvident Corporation). An underweight position in telecommunication services and overweights in information technology and energy also detracted from relative return. The portfolio’s performance versus the benchmark benefited most from security selection in materials (primarily Nucor Corporation), industrials (General Electric Company and Lockheed Martin Corporation) and telecommunication services (mainly Qwest Communications International Inc.). An overweight in the healthcare sector also had a positive effect on the relative return for the annual period.

We maintain the portfolio’s pro-cyclical positioning as we believe there will be a soft economic landing in the U.S. and continued strength outside the U.S. The portfolio’s overweights include energy, information technology, and healthcare; underweights include in financials, utilities, telecommunication services, consumer staples, and consumer discretionary. The Fund is positioned with a near-market weight in industrials.

Robert C. Doll, Jr.

Fund Manager

BlackRock Investment Management, LLC

This Fund is only available for investment by the Asset Allocation Portfolios.

Comparison of change in value of $10,000 investment in TA IDEX BlackRock Large Cap Value (the “Fund”) and its comparative index.

Average Annual Total Return for Period Ended 10/31/06

	From	Inception
	Inception	Date

Fund (NAV)	16.36%	11/15/05
Russell 1000 Value(1)	17.89%	11/15/05

NOTES

(1)                   The Russell 1000 Value (Russell 1000 Value) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of the Fund. Source: Standard & Poor’s Micropal®© Micropal, Inc. 2006 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Effective October 27, 2006, the portfolio was renamed from TA IDEX Mercury Large Cap Value to TA IDEX BlackRock Large Cap Value and changed its sub-adviser from Mercury Advisers to BlackRock Investment Management, LLC.

This fund is only available in Class I shares, which are not available for direct investment by the public.

Transamerica IDEX Mutual Funds		Annual Report 2006

TA IDEX BlackRock Large Cap Value

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses. Shares of the Fund currently are sold only to certain Transamerica IDEX Mutual Funds and AEGON/Transamerica Series Trust (an affiliate of Transamerica IDEX Mutual Funds) asset allocation funds at net asset value, without any transaction costs.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2006 and held for the entire period until October 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning	Ending Account	Annualized	Expenses Paid
	Account Value	Value	Expense Ratio	During Period(a)

Class I
Actual	$1,000.00	$1,035.80	0.85%	$4.36
Hypothetical(b)	1,000.00	1,020.92	0.85%	4.33

(a)      Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)      5% return per year before expenses.

TABULAR PRESENTATION OF SCHEDULE OF INVESTMENTS

By Sector

At October 31, 2006 (unaudited)

Basic Materials	4.7%
Communications	5.9%
Consumer Cyclical	5.1%
Consumer Non-Cyclical	17.6%
Energy	21.9%
Financial	25.6%
Industrial	7.2%
Technology	5.9%
Other	6.1%
100.0%

This chart shows the percentage breakdown by sector of the Fund’s total investment securities.

	Shares	Value
COMMON STOCKS (99.9%)
Aerospace (2.1%)
Lockheed Martin Corp.	50,000	$4,346
Northrop Grumman Corp.	95,000	6,307
Amusement & Recreation Services (1.7%)
Disney (Walt) Co. (The)	273,000	8,589
Apparel & Accessory Stores (0.8%)
Nordstrom, Inc.	90,000	4,262
Automotive (1.3%)
General Motors Corp.(†)	194,000	6,774
Automotive Dealers (0.6%)
AutoNation, Inc.(†)(‡)	143,000	2,867
Beverages (0.6%)
Pepsi Bottling Group, Inc.	96,000	3,036
Business Credit Institutions (0.2%)
CIT Group, Inc.	17,000	885
Business Services (0.6%)
Convergys Corp.(‡)	121,000	2,566
Manpower, Inc.	9,000	610
Chemicals & Allied Products (0.7%)
Lyondell Chemical Co.	45,000	1,155
Procter & Gamble Co.	36,000	2,282
Commercial Banks (9.7%)
Bank of America Corp.	156,000	8,404
Citigroup, Inc.	470,000	23,575
JP Morgan Chase & Co.	358,000	16,984
Communication (0.4%)
DIRECTV Group (The), Inc.(‡)	87,000	1,938
Communications Equipment (1.5%)
Avaya, Inc.(‡)	141,000	1,806
Motorola, Inc.	258,000	5,949
Computer & Data Processing Services (2.5%)
Compuware Corp.(‡)	450,000	3,618
Electronic Data Systems Corp.	66,000	1,672
McAfee, Inc.(‡)	47,000	1,360
NCR Corp.(‡)	26,000	1,080
Sabre Holdings Corp.	141,000	3,584
Sybase, Inc.(‡)	53,000	1,291
Computer & Office Equipment (3.3%)
Hewlett-Packard Co.	221,000	8,562
International Business Machines Corp.	70,000	6,463
Lexmark International, Inc.(‡)	23,000	1,463
Department Stores (1.0%)
JC Penney Co., Inc.	71,000	5,341
Diversified (0.3%)
Honeywell International, Inc.	41,000	1,727
Electronic & Other Electric Equipment (0.8%)
General Electric Co.	121,000	4,248
Electronic Components & Accessories (1.4%)
Intersil Corp.-Class A	90,000	2,111
Micron Technology, Inc.(†)(‡)	363,000	5,245
Food & Kindred Products (4.3%)
Archer-Daniels-Midland Co.	167,000	6,430
Campbell Soup Co.	113,000	4,224
HJ Heinz Co.	132,000	5,565
Kraft Foods, Inc.-Class A(†)	158,000	5,435
Gas Production & Distribution (0.4%)
Oneok, Inc.	45,000	1,873
Health Services (0.9%)
Caremark Rx, Inc.	90,000	4,431
Industrial Machinery & Equipment (1.5%)
Cummins, Inc.(†)	39,000	4,952
SPX Corp.	47,000	2,703

Instruments & Related Products (2.1%)
Agilent Technologies, Inc.(‡)	133,000	4,735
Raytheon Co.	118,000	5,894
Insurance (10.5%)
Aetna, Inc.	143,000	5,894
AMBAC Financial Group, Inc.	66,000	5,510
American Financial Group, Inc.	53,000	2,537
Chubb Corp.	124,000	6,591
MGIC Investment Corp.	85,000	4,995
PMI Group, Inc. (The)(†)	97,000	4,137
Principal Financial Group	105,000	5,931
SAFECO Corp.	81,000	4,713
St. Paul Travelers Cos., Inc. (The)	114,000	5,829
WellPoint, Inc.(‡)	92,000	7,021
Insurance Agents, Brokers & Service (0.9%)
Humana, Inc.(‡)	73,000	4,380
Life Insurance (1.9%)
Metlife, Inc.	31,000	1,771
Nationwide Financial Services-Class A	14,000	713
Prudential Financial, Inc.	93,000	7,154
Metal Mining (2.4%)
Freeport-McMoRan Copper & Gold, Inc.-Class B(†)	89,000	5,383
Phelps Dodge Corp.	66,000	6,625
Mortgage Bankers & Brokers (1.3%)
Countrywide Financial Corp.	178,000	6,785
Oil & Gas Extraction (5.3%)
Anadarko Petroleum Corp.	137,000	6,360
Apache Corp.	76,000	4,964
Devon Energy Corp.	109,000	7,286
Occidental Petroleum Corp.	173,000	8,121
Petroleum Refining (17.7%)
Chevron Corp.	242,000	16,262
ConocoPhillips	194,000	11,687
Exxon Mobil Corp.	496,000	35,424
Hess Corp.(†)	109,000	4,622
Marathon Oil Corp.	87,000	7,517
Sunoco, Inc.	69,000	4,563
Tesoro Corp.	85,000	5,435
Valero Energy Corp.	75,000	3,925
Pharmaceuticals (8.3%)
AmerisourceBergen Corp.	106,000	5,003
Cardinal Health, Inc.	67,000	4,385
McKesson Corp.	55,000	2,755
Medco Health Solutions, Inc.(‡)	87,000	4,655
Merck & Co., Inc.	229,000	10,401
Pfizer, Inc.	559,000	14,897
Primary Metal Industries (2.4%)
Nucor Corp.	115,000	6,717
United States Steel Corp.	83,000	5,611
Radio, Television & Computer Stores (0.5%)
Circuit City Stores, Inc.	87,000	2,347
Railroads (0.8%)
CSX Corp.	114,000	4,066
Retail Trade (0.4%)
Dollar Tree Stores, Inc.(†)(‡)	69,000	2,145
Security & Commodity Brokers (6.2%)
Bear Stearns Cos. Inc. (The)	45,000	6,811
Goldman Sachs Group, Inc. (The)	34,000	6,453
Lehman Brothers Holdings, Inc.	100,000	7,784
Morgan Stanley	137,000	10,471
Telecommunications (2.4%)
CenturyTel, Inc.	72,000	2,897
Citizens Communications Co.	243,000	3,562
Qwest Communications International(†)(‡)	658,000	5,679
Tobacco Products (0.2%)
UST, Inc.(†)	18,000	964
Total Common Stocks (cost: $435,493)		506,080

	Principal	Value
SHORT-TERM OBLIGATIONS (0.1%)
Short-Term Investments (0.1%)
Merrill Lynch Money Market Mutual Fund
5.05%, due 06/15/2007	254	254
Total Short-Term Obligations (cost: $254)		254

SECURITY LENDING COLLATERAL (6.3%)
Debt (6.1%)
Bank Notes (0.2%)
Bank of America
5.30%, due 11/20/2006(*)	1,004	1,004
Commercial Paper (1.8%)
Barton Capital LLC-144A
5.27%, due 11/02/2006	402	402
CAFCO Funding LLC-144A
5.29%, due 11/17/2006	588	588
CIESCO LLC-144A
5.29%, due 11/16/2006	402	402
Clipper Receivables Corp.
5.28%, due 11/15/2006	201	201
Commonwealth Bank of Australia
5.29%, due 11/30/2006	402	402
Compass Securitization-144A
5.31%, due 12/15/2006	402	402
CRC Funding LLC-144A
5.31%, due 12/19/2006	385	385
Fairway Finance Corp.-144A
5.28%, due 11/17/2006	603	603
5.29%, due 11/22/2006	391	391
Falcon Asset Securitization Corp.-144A
5.29%, due 11/14/2006	201	201
General Electric Capital Corp.
5.29%, due 11/03/2006	803	803
Govco, Inc.-144A
5.28%, due 11/10/2006	201	201
Greyhawk Funding-144A
5.30%, due 11/27/2006	402	402
Jupiter Securitization Corp.-144A
5.28%, due 11/06/2006	402	402
Lexington Parker Capital Corp.-144A
5.29%, due 11/09/2006	402	402
Old Line Funding LLC-144A
5.28%, due 11/15/2006	402	402
Ranger Funding Co. LLC-144A
5.29%, due 11/16/2006	201	201
Sheffield Receivables Corp.-144A
5.28%, due 11/08/2006	201	201
5.30%, due 11/28/2006	402	402
Three Pillars Funding LLC-144A
5.29%, due 11/20/2006	402	402
Variable Funding Capital Co. LLC-144A
5.27%, due 11/08/2006	803	803
5.29%, due 11/28/2006	191	191
Yorktown Capital LLC
5.30%, due 12/14/2006	402	402
Euro Dollar Overnight (0.3%)
Fortis Bank
5.26%, due 11/07/2006	803	803

Societe Generale
5.28%, due 11/01/2006	402	402
Svenska Handlesbanken
5.30%, due 11/01/2006	210	210
Euro Dollar Terms (2.0%)
Abbey National PLC
5.28%, due 12/01/2006	803	803
BancoBilbao Vizcaya Argentaria SA
5.31%, due 01/03/2007	402	402
Bank of Montreal
5.28%, due 12/04/2006	402	402
Bank of Nova Scotia
5.27%, due 11/13/2006	803	803
Barclays
5.31%, due 11/21/2006	1,004	1,004
5.30%, due 01/03/2007	803	803
BNP Paribas
5.28%, due 12/12/2006	603	603
5.28%, due 12/15/2006	804	804
Canadian Imperial Bank of Commerce
5.28%, due 11/29/2006	1,004	1,004
Credit Suisse First Boston Corp.
5.29%, due 12/22/2006	1,205	1,205
Fortis Bank
5.26%, due 11/09/2006	402	402
5.30%, due 11/20/2006	402	402
HBOS Halifax Bank of Scotland
5.30%, due 01/08/2007	402	402
Royal Bank of Canada
5.30%, due 11/17/2006	402	402
Toronto Dominion Bank
5.30%, due 12/11/2006	402	402
UBS AG
5.30%, due 01/04/2007	402	402
Repurchase Agreements (1.8%)(††)
Credit Suisse First Boston Corp. 5.35%, dated 10/31/2006 to be repurchased at $1,188 on 11/01/2006	1,188	1,188
Goldman Sachs Group, Inc. (The) 5.35%, dated 10/31/2006 to be repurchased at $2,009 on 11/01/2006	2,009	2,009
Merrill Lynch & Co. 5.30%, dated 10/31/2006 to be repurchased at $4,420 on 11/01/2006	4,420	4,420
Morgan Stanley Dean Witter & Co. 5.30%, dated 10/31/2006 to be repurchased at $1,405 on 11/01/2006	1,404	1,404

	Shares	Value
Investment Companies (0.2%)
Barclays Global Investor Institutional Money Market Fund
1-day yield of 5.24%	803,606	804
Merrimac Cash Fund, Premium Class
1-day yield of 5.09%(@)	296,726	297
Total Security Lending Collateral (cost: $31,977)		31,977

Total Investment Securities (cost: $467,724)(#)		$538,311

NOTES TO SCHEDULE OF INVESTMENTS:

(†)           At October 31, 2006, all or a portion of this security is on loan (see Note 1). The value at October 31, 2006, of all securities on loan is $30,859.

(‡)           Non-income producing.

(*)           Floating or variable rate note. Rate is listed as of October 31, 2006.

(††)         Cash collateral for the Repurchase Agreements, valued at $9,336, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00% - 9.25% and 11/06/2006 - 3/15/2046, respectively.

(@)         Regulated investment company advised by Investors Bank and Trust Co. (“IBT”). IBT is also the accounting, custody and lending agent for the Fund.

(#)           Aggregate cost for Federal income tax purposes is $467,806. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $73,148 and $2,643, respectively. Net unrealized appreciation for tax purposes is $70,505.

DEFINITIONS:

144A              144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2006, these securities aggregated $7,383 or 1.5% of the net assets of the Fund.

The notes to the financial statements are an integral part of this report.

TA IDEX Evergreen International Small Cap

MARKET ENVIRONMENT

While international equity markets performed strongly in the year to October 31, 2006, the period was certainly one of considerable volatility, particularly in the early quarters of 2006. Within S&P/Citigroup Global ex-U.S. EMI Index, Japan, with a return of less than 1%, was the one regional component that stood out negatively against the overall benchmark return of over 30%.

The major moves in the portfolio reflected a large switch from Japan in favor of increased weights in the United Kingdom (“U.K.”) and in a range of European countries. From a sector perspective, the moves mainly constituted increases in utilities and consumer staples with reductions in consumer discretionary, information technology (“IT”), telecommunication services and energy. Some moves were driven by broader top-down influences, for example, the reduction in Japan due to a slowing in the economic outlook there; retailers Yamada Denki Co., Ltd. and United Arrows, Ltd., both strong performers in 2005, were eliminated. Other moves were more stock specific. For example, C&C Group, plc (“C&C”), the Irish soft and alcoholic drink manufacturer developed a significant sales niche in the U.K. marketplace with the prospect of further overseas expansion for its premium product, Magners Cider.

PERFORMANCE

For the year ended October 31, 2006, TA IDEX Evergreen International Small Cap, Class I returned 31.68%. By comparison its benchmark, the S&P/Citigroup Global ex-U.S. EMI Index, returned 32.98%.

STRATEGY REVIEW

On a regional basis, positive contribution came from an overweight and superior stock performance in Europe, notably the Netherlands, Ireland and Italy. Our underweight in Japan combined with outperformance by the holdings there proved to be additive. In the Netherlands, employment agencies USG People N.V. and Randstad Holdings benefited from the economic upswing in Europe at the beginning of 2006, as did Buhrmann N.V., the distributor and servicer of office and computer products. Ireland’s largest contributor and currently the portfolio’s second largest holding, consumer staple C&C was up over 175% for the period. Italy benefited from clothing retailer Gruppo Coin S.p.A., which has a growing pan-European presence. Other individual stocks of note were the U.K. holdings AWG Plc (“AWG”) and Charter plc (“Charter”). Water utility AWG (Anglian Water Group) received a take-over offer from an investor group led by 3i Group plc and a Canadian public pension fund. In response, the share prices of other water utility companies strengthened. Charter, the U.K.-based international engineering company installed new management and experienced solid sales growth in the year. Another leading contributor was Japan’s Tokuyama Corporation, a producer of silicon used in the manufacturer of solar powered cells that benefited from strong demand and rising silicon prices. From a sector perspective, the major contributions came from industrials, consumer staples and utilities.

Detractors by sector for the period came from an underweight and stock underperformance in materials, financials and IT. The cash positions held in this period of strong equity returns also detracted. In materials, Japanese holdings Advan Co., Ltd. and Mitsubishi Gas Chemical Company, Inc. were the two largest negatives. Weakness in financials stemmed from holdings in Japan, including Nipponkoa Insurance Co., Ltd., Takefuji Corporation (“Takefuji”), Bank of Yokohama, Ltd. and K.K. DaVinci Advisors. All suffered from the slowing in the Japanese economy. In the case of Takefuji, this was compounded by market uncertainty surrounding the impact of potential regulatory changes in the level of permitted lending rates. In IT, Bull SA, the French-based company that designs and develops solutions for secure network infrastructures and Japanese-based NextComm K.K., the computer network integration company weakened on earnings disappointments. Weakness in the U.K. came from office equipment company, Danka Business Systems PLC (“Danka”) and Photo-Me International plc (“Photo-Me”). For Danka, the benefits of a cost-cutting program were offset by reduced sales and investors are awaiting the impact of new management that is now in place. Photo-Me suffered from the delay in an expected bid for the company by a private equity group.

Francis Claro, CFA

Fund Manager

Evergreen Investment Management Company, LLC

This Fund is only available for investment by the Asset Allocation Portfolios.

Comparison of change in value of $10,000 investment in TA IDEX Evergreen International Small Cap (the “Fund”) and its comparative index.

Total Return for Periods Ended 10/31/06

		From	Inception
	1 Year	Inception	Date
Fund(NAV)	31.68%	29.69%	11/8/2004
Citigroup(1)	32.98%	29.07%	11/8/2004

NOTES

(1)          The S&P/Citigroup Global ex-U.S. EMI (Citigroup) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of the Fund. Source: Standard & Poor’s Micropal®© Micropal, Inc. 2006 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

International investing involves special risks including currency fluctuations, political instability, and different financial accounting standards.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

This fund is only available in Class I shares, which are not available for direct investment by the public.

Transamerica IDEX Mutual Funds	Annual Report 2006
TA IDEX Evergreen International Small Cap

UNDERSTANDING YOUR FUND’S EXPENSES
(unaudited)
SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses. Shares of the Fund currently are sold only to certain Transamerica IDEX Mutual Funds and AEGON/Transamerica Series Trust (an affiliate of Transamerica IDEX Mutual Funds) asset allocation funds at net asset value, without any transaction costs.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2006 and held for the entire period until October 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning	Ending Account	Annualized	Expenses Paid
	Account Value	Value	Expense Ratio	During Period(a)

Class I
Actual	$1,000.00	$971.20	1.15%	$5.71
Hypothetical(b)	1,000.00	1,019.41	1.15%	5.85

(a)       Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)       5% return per year before expenses.

TABULAR PRESENTATION OF SCHEDULE OF INVESTMENTS
By Region
At October 31, 2006 (unaudited)

Europe	76.1%
Latin America	0.3%
North America	5.9%
Pacific Rim	15.7%
South America	1.3%
Other	0.7%
100.0%

This chart shows the percentage breakdown by region of the Fund’s total investment securities.

SCHEDULE OF INVESTMENTS

At October 31, 2006

(all amounts except share amounts in thousands)

	Shares	Value
PREFERRED STOCKS (1.7%)
Italy (1.7%)
Unipol SpA	2,656,307	$8,154
Total Preferred Stocks (cost: $7,235)		8,154

COMMON STOCKS (93.0%)
Argentina (0.3%)
IRSA Inversiones y Representaciones SA, GDR(‡)(†)	95,945	1,379
Australia (1.4%)
QBE Insurance Group, Ltd.	342,336	6,543
Belgium (1.5%)
Barco NV	28,872	2,377
Umicore	30,206	4,688
Bermuda (0.6%)
China Gas Holdings, Ltd.	17,298,000	3,046
Brazil (1.0%)
Empresa Brasileira de Aeronautica SA, ADR(†)	89,635	3,732
Tim Participacoes SA, ADR	31,044	1,043
Canada (0.3%)
Eldorado Gold Corp.(‡)	347,700	1,480
China (0.8%)
Sinotrans, Ltd.-Class H	10,736,000	3,671
Denmark (0.6%)
Rockwool International AS-Class B	18,120	2,808
Finland (1.2%)
Amer Group	149,300	3,310
Nokian Renkaat OYJ(†)	112,600	2,156
France (7.4%)
Altran Technologies SA(‡) (†)	131,480	1,235
Bull SA(‡) (†)	495,440	2,757
Carbone Lorraine SA	99,602	5,545
Eurofins Scientific(‡)	88,320	5,636
Flo Groupe(‡)(a)	133,212	1,483
Groupe Crit	31,531	1,307
Michelin (C.G.D.E.)-Class B	17,392	1,418
Neopost SA	87,018	10,640
Societe BIC SA	78,147	5,027
Germany (7.7%)
Adidas AG	194,956	9,769
Amadeus Fire AG	2,893	51
Bilfinger Berger AG	60,094	3,746
Continental AG	69,698	7,795
Hochtief AG	53,010	3,464
Leoni AG	83,600	3,183
Patrizia Immobilien AG(‡)	87,808	2,239
Premiere AG(‡) (†)	165,295	2,511
Puma AG Rudolf Dassler Sport	7,066	2,506
Software AG	16,274	1,120
Greece (0.3%)
Postal Savings Bank(‡)	52,332	1,196
Ireland (5.1%)
Anglo Irish Bank Corp. PLC	405,585	7,258
C&C Group PLC	801,472	13,278
Kingspan Group PLC	157,673	3,349
Italy (5.9%)
CIR-Compagnie Industriali Riunite SpA	1,803,246	5,627
Davide Campari-Milano SpA	468,744	4,296
Geox SpA	294,993	3,897
Gruppo Coin SpA(‡) (a)	1,112,932	6,813
Impregilo SpA(‡)	1,345,957	5,990
Saras SpA(‡)	219,459	1,141

Japan (13.7%)
Advan Co., Ltd.(†)	236,900	2,920
Bank of Yokohama, Ltd. (The)	552,000	4,259
Capcom Co., Ltd.(†)	381,300	6,981
Diamond Lease Co., Ltd.	53,300	2,684
Elpida Memory, Inc.(‡)	33,700	1,571
Isetan Co., Ltd.	28,900	508
Ishikawajima-Harima Heavy Industries Co., Ltd.	1,367,000	4,597
KK DaVinci Advisors(‡)	1,079	1,179
Koei Co, Ltd.(†)	146,500	2,333
Megachips Corp.	85,600	1,426
Mitsubishi Gas Chemical Co., Inc.	427,000	4,060
Nidec Corp.	36,900	2,819
Nipponkoa Insurance Co., Ltd.	516,000	4,101
Okumura Corp.	448,000	2,260
Showa Aircraft Industry Co., Ltd.(a)	242,000	3,317
Square Enix Co., Ltd.(†)	228,600	5,717
Sumitomo Bakelite Co., Ltd.	318,000	2,408
THK Co., Ltd.	45,300	1,150
Toho Co., Ltd.	75,300	1,420
Tokuyama Corp.	266,000	3,342
Tokyo Tatemono Co., Ltd.	169,000	2,014
Toray Industries, Inc.	490,000	3,526
Mexico (0.3%)
Alsea SA	299,200	1,432
Netherlands (7.1%)
Boskalis Westminster	184,417	13,464
Buhrmann NV	209,906	3,263
Grolsch NV	29,903	1,069
Hagemeyer NV(‡)(†)	864,549	4,436
Koninklijke BAM Groep NV	81,640	1,702
Macintosh Retail Group NV	68,634	2,250
SBM Offshore NV	79,638	2,357
USG People NV	102,606	4,199
Wegener NV	66,141	844
Norway (0.9%)
Aker Yards AS	56,900	4,115
Spain (7.1%)
Cintra Concesiones de Infraestructuras de Transporte SA	359,771	5,515
Gestevision Telecinco SA	45,111	1,186
Grifols SA(‡)	315,904	3,306
La Seda de Barcelona SA-Class B(‡)	646,302	1,790
Promotora de Informaciones SA	155,699	2,542
Sociedad General de Aguas de Barcelona SA Rights, Expires TBD(‡)	260,407	86
Sociedad General de Aguas de Barcelona SA-Class B	260,407	9,144
Sol Melia SA	166,174	3,131
Tecnicas Reunidas SA(‡)	83,973	2,887
Uralita SA	619,876	3,956
Sweden (1.8%)
Swedish Match AB	534,500	8,549
Switzerland (1.8%)
Lindt & Spruengli AG	1,955	4,270
Logitech International SA(‡)	152,036	3,997
United Kingdom (26.0%)
Aberdeen Asset Management PLC	447,171	1,505
Arriva PLC	214,129	2,920
Ashtead Group PLC	783,641	2,137
AWG PLC	288,027	8,795
Business Post Group PLC	260,453	2,081
Carphone Warehouse Group PLC	628,819	3,400
Charter PLC(‡)	566,018	9,953
Corporate Services Group PLC(‡)	1,469,205	205
Enterprise Inns PLC	174,797	3,594
FirstGroup PLC	234,356	2,401
Gallaher Group PLC	588,713	9,993
Game Group PLC(a)	7,180,152	12,017

Homestyle Group PLC(‡)	518,039	1,013
ICAP PLC	414,958	4,028
ITV PLC	1,196,529	2,408
Kelda Group PLC	326,089	5,386
Land of Leather Holdings PLC	460,289	2,392
Man Group PLC	377,067	3,510
National Express Group PLC	224,295	4,171
Numis Corp. PLC	401,069	2,014
Pennon Group PLC	667,377	6,593
Photo-Me International PLC	3,744,320	6,999
Premier Oil PLC(‡)	105,892	2,599
Punch Taverns PLC	113,334	2,224
Regent Inns PLC(‡)	1,158,707	1,851
Rentokil Initial PLC	322,406	932
Rexam PLC	353,129	3,977
Spring Group PLC	164,638	199
Stagecoach Group PLC	1,099,500	2,925
Star Energy Group PLC(‡)	387,522	2,040
Topps Tiles PLC	515,706	2,454
Topps Tiles PLC, Deferred Shares(m)	687,609	—	(o)
Tullow Oil PLC	367,782	2,732
Wolverhampton & Dudley Brew PLC	121,908	3,388
United States (0.2%)
Randgold Resources, Ltd., ADR(‡)	47,395	1,074
Total Common Stocks (cost: $370,872)		438,502

	Principal	Value
SECURITY LENDING COLLATERAL (6.8%)
Debt (6.6%)
Bank Notes (0.2%)
Bank of America
5.30%, due 11/20/2006(*)	1,011	1,011
Commercial Paper (2.0%)
Barton Capital LLC-144A
5.27%, due 11/02/2006	405	405
CAFCO Funding LLC-144A
5.29%, due 11/17/2006	592	592
CIESCO LLC-144A
5.29%, due 11/16/2006	405	405
Clipper Receivables Corp.
5.28%, due 11/15/2006	202	202
Commonwealth Bank of Australia
5.29%, due 11/30/2006	405	405
Compass Securitization-144A
5.31%, due 12/15/2006	405	405
CRC Funding LLC-144A
5.31%, due 12/19/2006	388	388
Fairway Finance Corp.-144A
5.28%, due 11/17/2006	607	607
5.29%, due 11/22/2006	394	394
Falcon Asset Securitization Corp.-144A
5.29%, due 11/14/2006	202	202
General Electric Capital Corp.
5.29%, due 11/03/2006	809	809
Govco, Inc.-144A
5.28%, due 11/10/2006	202	202
Greyhawk Funding-144A
5.30%, due 11/27/2006	404	404
Jupiter Securitization Corp.-144A
5.28%, due 11/06/2006	404	404
Lexington Parker Capital Corp.-144A
5.29%, due 11/09/2006	404	404
Old Line Funding LLC-144A
5.28%, due 11/15/2006	404	404
Ranger Funding Co. LLC-144A

5.29%, due 11/16/2006	202	202
Sheffield Receivables Corp.-144A
5.28%, due 11/08/2006	202	202
5.30%, due 11/28/2006	404	404
Three Pillars Funding LLC-144A
5.29%, due 11/20/2006	404	404
Variable Funding Capital Co. LLC-144A
5.27%, due 11/08/2006	809	809
5.29%, due 11/28/2006	192	192
Yorktown Capital LLC
5.30%, due 12/14/2006	404	404
Euro Dollar Overnight (0.3%)
Fortis Bank
5.26%, due 11/07/2006	809	809
Societe Generale
5.28%, due 11/01/2006	404	404
Svenska Handlesbanken
5.30%, due 11/01/2006	212	212
Euro Dollar Terms (2.2%)
Abbey National PLC
5.28%, due 12/01/2006	809	809
BancoBilbao Vizcaya Argentaria SA
5.31%, due 01/03/2007	404	404
Bank of Montreal
5.28%, due 12/04/2006	404	404
Bank of Nova Scotia
5.27%, due 11/13/2006	809	809
Barclays
5.31%, due 11/21/2006	1,011	1,011
5.30%, due 01/03/2007	809	809
BNP Paribas
5.28%, due 12/12/2006	607	607
5.28%, due 12/15/2006	809	809
Canadian Imperial Bank of Commerce
5.28%, due 11/29/2006	1,011	1,011
Credit Suisse First Boston Corp.
5.29%, due 12/22/2006	1,213	1,213
Fortis Bank
5.26%, due 11/09/2006	404	404
5.30%, due 11/20/2006	404	404
HBOS Halifax Bank of Scotland
5.30%, due 01/08/2007	404	404
Royal Bank of Canada
5.30%, due 11/17/2006	404	404
Toronto Dominion Bank
5.30%, due 12/11/2006	404	404
UBS AG
5.30%, due 01/04/2007	404	404
Repurchase Agreements (1.9%)(††)
Credit Suisse First Boston Corp. 5.35%, dated 10/31/2006 to be repurchased at $1,196 on 11/01/2006	1,196	1,196
Goldman Sachs Group, Inc. (The) 5.35%, dated 10/31/2006 to be repurchased at $2,022 on 11/01/2006	2,022	2,022
Merrill Lynch & Co. 5.30%, dated 10/31/2006 to be repurchased at $4,449 on 11/01/2006	4,448	4,448
Morgan Stanley Dean Witter & Co. 5.30%, dated 10/31/2006 to be repurchased at $1,414 on 11/01/2006	1,413	1,413

	Shares	Value
Investment Companies (0.2%)
Barclays Global Investor Institutional Money Market Fund
1-day yield of 5.24%	808,753	809
Merrimac Cash Fund, Premium Class
1-day yield of 5.09%(@)	298,626	299
Total Security Lending Collateral (cost: $32,182)		32,182
Total Investment Securities (cost: $410,289)(#)		$478,838

NOTES TO SCHEDULE OF INVESTMENTS:

(‡)	Non-income producing.
(†)	At October 31, 2006, all or a portion of this security is on loan (see Note 1). The value at October 31, 2006, of all securities on loan is $30,483.
(a)	Security is deemed to be illiquid.
(*)	Floating or variable rate note. Rate is listed as of October 31, 2006.
(††)

Cash collateral for the Repurchase Agreements, valued at $9,396, that serve as collateral for securities lending, are invested in corporate bonds with interest rates and maturity dates ranging from 0.00% - 9.25% and 11/06/2006 - 3/15/2046, respectively.

(@)	Regulated investment company advised by Investors Bank and Trust Co. (“IBT”). IBT is also the accounting, custody and lending agent for the Fund.
(o)	Value is less than $1.
(m)	Securities valued as determined in good faith in accordance with procedures established by the Fund’s Board of Trustees.
(#)

Aggregate cost for Federal income tax purposes is $410,606. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $78,210 and $9,978, respectively. Net unrealized appreciation for tax purposes is $68,232.

DEFINITIONS:

144A

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2006, these securities aggregated $7,429 or 1.6% of the net assets of the Fund.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

The notes to the financial statements are an integral part of this report.

(unaudited)

	Percentage of
	Net Assets	Value
INVESTMENTS BY INDUSTRY:
Electric, Gas & Sanitary Services	6.4%	$30,004
Rubber & Misc. Plastic Products	5.0%	23,644
Business Services	5.0%	23,579
Engineering & Management Services	4.7%	22,407
Beverages	4.7%	22,030
Computer & Data Processing Services	4.3%	20,480
Insurance	4.0%	18,798
Tobacco Products	3.9%	18,542
Transportation & Public Utilities	3.9%	18,170
Computer & Office Equipment	3.8%	17,900
Commercial Banks	2.7%	12,713
Electronic Components & Accessories	2.7%	12,531
Radio, Television & Computer Stores	2.5%	12,017
Chemicals & Allied Products	2.5%	11,600
Oil & Gas Extraction	2.3%	10,870
Restaurants	2.2%	10,584
Lumber & Other Building Materials	2.1%	10,113
Security & Commodity Brokers	2.0%	9,552
Printing & Publishing	1.9%	9,013
Construction	1.9%	8,878
Industrial Machinery & Equipment	1.6%	7,433
Wholesale Trade Durable Goods	1.6%	7,356
Department Stores	1.6%	7,321
Metal Mining	1.5%	7,243
Instruments & Related Products	1.5%	6,998
Health Services	1.2%	5,636
Public Administration	1.2%	5,515
Paper & Allied Products	1.1%	5,027
Holding & Other Investment Offices	1.0%	4,551
Telecommunications	0.9%	4,443
Food & Kindred Products	0.9%	4,270
Specialty- Real Estate	0.9%	4,253
Transportation Equipment	0.9%	4,115
Metal Cans & Shipping Containers	0.8%	3,977
Leather & Leather Products	0.8%	3,897
Aerospace	0.8%	3,731
Radio & Television Broadcasting	0.8%	3,593
Textile Mill Products	0.7%	3,526
Furniture & Home Furnishings Stores	0.7%	3,405
Automotive	0.7%	3,317
Manufacturing Industries	0.7%	3,310
Pharmaceuticals	0.7%	3,306
Hotels & Other Lodging Places	0.7%	3,131
Personal Credit Institutions	0.6%	2,684
Communication	0.5%	2,511
Retail Trade	0.5%	2,454
Misc. General Merchandise Stores	0.5%	2,250
Motion Pictures	0.3%	1,420
Real Estate	0.3%	1,379
Management Services	0.2%	1,179
Investment Securities, at value	94.7%	446,656
Short-Term Investments	6.8%	32,182
Total Investment Securities	101.5%	$478,838

The notes to the financial statements are an integral part of this report.

TA IDEX Federated Market Opportunity

MARKET ENVIRONMENT

The majority of the fiscal year was a period of exceptionally strong returns for equities in general. In the U.S., the major equity indexes had returns well above average. It was a period in which hedge funds and private equity (buyout) firms raised massive amounts of money as the market bubble of the late 1990’s seemed to be a distant memory. This was not an environment in which a risk-averse portfolio would thrive. In fact, the portfolio’s hedging strategy of using put options, along with substantial holding of cash equivalents, resulted in a disappointing year. The portfolio’s strategy is to emphasize capital preservation at times of historically high valuations and corresponding high market risks, which this period typified. Yet, other than a sharp decline in many markets in May and June, it clearly was a time that rewarded risk taking.

In terms of currencies and their impact on investment results for foreign holdings, the U.S. dollar generally declined during the period against the U.S. dollar index. This had a marginally positive impact on the portfolio, as it enhanced the U.S.-dollar based returns of the portfolio’s foreign holdings relative to their local market returns, as foreign returns were converted into more (cheaper) U.S. dollars.

PERFORMANCE

For the period from inception December 6, 2005 to October 31, 2006, TA IDEX Federated Market Opportunity, Class I returned (0.35)%. By comparison its primary and secondary benchmarks, the Russell 3000 Value Index and the Merrill Lynch 3-Month T-Bill Index, returned 16.22% and 4.26%, respectively.

STRATEGY REVIEW

The portfolio is managed with an emphasis on moderate capital appreciation with low volatility, and an emphasis on capital preservation when valuations and risks are high. It is not managed with regard to the individual components of an equity benchmark.

The portfolio was positioned, especially entering the late summer of 2006, to benefit from a significant decline in U.S. equity prices. The portfolio had substantial cash reserves as well as put options on U.S. equity indexes that would increase in value if stock prices fell. The portfolio was positioned in this highly risk-averse manner based on the following reasons. First, the history of market bubbles makes it highly likely that the U.S. equity market decline (“bear market”) of 2000-2003 has substantial unfinished business. We believe that the bear market ended prematurely largely due to massive monetary and fiscal intervention in markets. Second, we do not believe that what was probably the greatest bull market in history and the largest bubble in history, ended with valuations at among the highest levels in history. Bull markets begin at cheap valuation levels. Yet, in early 2003, U.S. equities were more expensive on several time-tested valuation measures than at any time except the late 1990’s bubble and the 1929 peak before the crash. Third, valuations aside, the level of the Standard and Poor’s 500 Composite Stock Index (“S&P 500”) after inflation in 2003 was similarly higher than at any time except the late 1990’s bubble. Fourth, markets tend to move in long cycles. Great market bottoms have occurred with trailing sixteen-year returns on equities of zero or negative returns. Market tops have occurred with trailing sixteen-year returns in the double digits. As of early 2003, the long-term return on U.S. equities still approached double-digit levels, nowhere near the levels of significant market lows in the past. Fifth, great bull markets, like the eighteen-year rise in U.S. equities that resulted in a fourteen-fold increase would be expected to be followed by an exceptionally long, severe bear market that is accompanied by liquidation of equities (which didn’t happen significantly in the U.S.) from 2000-2003. Sixth, mutual fund allocations of equities are as high as they were at the market peak in 2000, another omen, we believe of probable losses ahead. Finally, alarming financial leverage in the financial system and record debt levels, particularly international debt, create large financial risks.

As the new fiscal year begins, the portfolio’s strategy is unchanged. We believe with equity markets hitting record highs, the long-term arguments for a rough period ahead for U.S. equities are even more compelling. The substantial cash equivalents will provide ample resources for the inevitable opportunities that will arrive for attractive risk-adjusted returns from lower price levels.

Steven J. Lehman, CFA

Federated Equity Management Company of Pennsylvania

This Fund is only available for investment by the Asset Allocation Portfolios.

Comparison of change in value of $10,000 investment in TA IDEX Federated Market Opportunity (the “Fund”) and its comparative indices.

Total Return for Period Ended 10/31/06

	From	Inception
	Inception	Date
Fund (NAV)	(0.35)%	12/6/05
Russell 3000 Value(1)	16.22%	12/6/05
ML 3-Month T-Bill(1)	4.26%	12/6/05

NOTES

(1)             The Russell 3000 Value (Russell 3000 Value) Index and the Merrill Lynch 3-Month T-Bill (ML 3-Month T-Bill) Index are an unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of the Fund. Source: Standard & Poor’s Micropal®© Micropal, Inc. 2006 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

International investing involves special risks including currency fluctuations, political instability, and different financial accounting standards.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

This fund is only available in Class I shares, which are not available for direct investment by the public.

Transamerica IDEX Mutual Funds	Annual Report 2006

TA IDEX Federated Market Opportunity

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses. Shares of the Fund currently are sold only to certain Transamerica IDEX Mutual Funds and AEGON/Transamerica Series Trust (an affiliate of Transamerica IDEX Mutual Funds) asset allocation funds at net asset value, without any transaction costs.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2006 and held for the entire period until October 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning	Ending Account	Annualized	Expenses Paid
	Account Value	Value	Expense Ratio	During Period(a)

Class I
Actual	$1,000.00	$968.40	0.84%	$4.17
Hypothetical(b)	1,000.00	1,020.97	0.84%	4.28

(a)          Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)          5% return per year before expenses.

TABULAR PRESENTATION OF SCHEDULE OF INVESTMENTS

By Region

At October 31, 2006 (unaudited)

Africa	10.1%
Europe	6.6%
North America	80.5%
Pacific Rim	2.8%
100.0%

This chart shows the percentage breakdown by region of the Fund’s total investment securities.

SCHEDULE OF INVESTMENTS

At October 31, 2006

(all amounts except share amounts in thousands)

	Principal		Value
U.S. GOVERNMENT OBLIGATIONS (37.8%)
United States (37.8%)
U.S. Treasury Bill
4.63%, due 02/29/2008	$8,000		$7,979
U.S. Treasury Note
3.13%, due 09/15/2008	8,000		7,777
4.50%, due 02/15/2009(†)	8,000		7,973
3.50%, due 02/15/2010	8,000		7,735
Total U.S. Government Obligations (cost: $31,449)			31,464
FOREIGN GOVERNMENT OBLIGATIONS (1.5%)
South Africa (1.5%)
Republic of South Africa
10.00%, due 02/28/2008	ZAR	8,850	1,218
Total Foreign Government Obligations (cost: $1,246)			1,218

	Shares	Value
COMMON STOCKS (26.6%)
Australia (1.2%)
Newcrest Mining, Ltd.	55,000	$1,015
Canada (6.8%)
Barrick Gold Corp.	69,000	2,139
EnCana Corp.	17,800	845
Goldcorp, Inc.(†)	101,000	2,654
France (1.7%)
Sanofi-Aventis	16,900	1,437
Japan (0.9%)
NTT DoCoMo, Inc.	493	753
South Africa (6.6%)
AngloGold Ashanti, Ltd., ADR(†)	63,500	2,703
Gold Fields, Ltd., Sponsored ADR	142,000	2,380
Sasol, Ltd., Sponsored ADR	13,000	445
Switzerland (1.1%)
Swisscom AG	2,500	873
United States (8.3%)
Newfield Exploration Co.(‡)	15,000	612
Newmont Mining Corp.	55,300	2,504
Patterson-UTI Energy, Inc.(†)	40,000	928
Pioneer Natural Resources Company	20,000	815
Pogo Producing Co.	44,900	2,009
Total Common Stocks (cost: $21,386)		22,112

	Contracts(u)	Value
PURCHASED OPTIONS (0.9%)
Put Options (0.9%)
S&P 500 Index	50	199
Put Strike $1,400.00
Expires 03/17/2007
S&P 500 Index	100	521
Put Strike $1,425.00
Expires 03/17/2007
Total Purchased Options (cost: $901)		720

	Principal	Value
SECURITY LENDING COLLATERAL (13.6%)
Debt (13.2%)
Bank Notes (0.4%)
Bank of America
5.30%, due 11/20/2006(*)	357	357
Commercial Paper (3.9%)
Barton Capital LLC-144A
5.27%, due 11/02/2006	143	143
CAFCO Funding LLC-144A
5.29%, due 11/17/2006	209	209

CIESCO LLC-144A
5.29%, due 11/16/2006	143	143
Clipper Receivables Corp.
5.28%, due 11/15/2006	71	71
Commonwealth Bank of Australia
5.29%, due 11/30/2006	143	143
Compass Securitization-144A
5.31%, due 12/15/2006	143	143
CRC Funding LLC-144A
5.31%, due 12/19/2006	137	137
Fairway Finance Corp.-144A
5.28%, due 11/17/2006	214	214
5.29%, due 11/22/2006	139	139
Falcon Asset Securitization Corp.-144A
5.29%, due 11/14/2006	71	71
General Electric Capital Corp.
5.29%, due 11/03/2006	285	285
Govco, Inc.-144A
5.28%, due 11/10/2006	71	71
Greyhawk Funding-144A
5.30%, due 11/27/2006	143	143
Jupiter Securitization Corp.-144A
5.28%, due 11/06/2006	143	143
Lexington Parker Capital Corp.-144A
5.29%, due 11/09/2006	143	143
Old Line Funding LLC-144A
5.28%, due 11/15/2006	143	143
Ranger Funding Co. LLC-144A
5.29%, due 11/16/2006	71	71
Sheffield Receivables Corp.-144A
5.28%, due 11/08/2006	71	71
5.30%, due 11/28/2006	143	143
Three Pillars Funding LLC-144A
5.29%, due 11/20/2006	143	143
Variable Funding Capital Co. LLC-144A
5.27%, due 11/08/2006	285	285
5.29%, due 11/28/2006	68	68
Yorktown Capital LLC
5.30%, due 12/14/2006	143	143
Euro Dollar Overnight (0.6%)
Fortis Bank
5.26%, due 11/07/2006	285	285
Societe Generale
5.28%, due 11/01/2006	143	143
Svenska Handlesbanken
5.30%, due 11/01/2006	75	75
Euro Dollar Terms (4.4%)
Abbey National PLC
5.28%, due 12/01/2006	285	285
BancoBilbao Vizcaya Argentaria SA
5.31%, due 01/03/2007	143	143
Bank of Montreal
5.28%, due 12/04/2006	143	143
Bank of Nova Scotia
5.27%, due 11/13/2006	285	285
Barclays
5.31%, due 11/21/2006	357	357
5.30%, due 01/03/2007	285	285
BNP Paribas
5.28%, due 12/12/2006	214	214
5.28%, due 12/15/2006	285	285
Canadian Imperial Bank of Commerce
5.28%, due 11/29/2006	357	357
Credit Suisse First Boston Corp.
5.29%, due 12/22/2006	428	428

Fortis Bank
5.26%, due 11/09/2006	143	143
5.30%, due 11/20/2006	143	143
HBOS Halifax Bank of Scotland
5.30%, due 01/08/2007	143	143
Royal Bank of Canada
5.30%, due 11/17/2006	143	143
Toronto Dominion Bank
5.30%, due 12/11/2006	143	143
UBS AG
5.30%, due 01/04/2007	143	143
Repurchase Agreements (3.9%)(††)
Credit Suisse First Boston Corp. 5.35%, dated 10/31/2006 to be repurchased at $422 on 11/01/2006	422	422
Goldman Sachs Group, Inc. (The) 5.35%, dated 10/31/2006 to be repurchased at $714 on 11/01/2006	713	713
Merrill Lynch & Co. 5.30%, dated 10/31/2006 to be repurchased at $1,570 on 11/01/2006	1,570	1,570
Morgan Stanley Dean Witter & Co. 5.30%, dated 10/31/2006 to be repurchased at $499 on 11/01/2006	499	499

	Shares	Value
Investment Companies (0.4%)

Barclays Global Investor Institutional Money Market Fund
1-day yield of 5.24%	285,463	285
Merrimac Cash Fund, Premium Class
1-day yield of 5.09%(@)	105,405	105
Total Security Lending Collateral (cost: $11,359)		11,359
Total Investment Securities (cost: $66,341)(#)		$66,873

NOTES TO SCHEDULE OF INVESTMENTS:

(†)	At October 31, 2006, all or a portion of this security is on loan (see Note 1). The value at October 31, 2006, of all securities on loan is $11,068.
(‡)	Non-income producing.
(*)	Floating or variable rate note. Rate is listed as of October 31, 2006.
(††)

Cash collateral for the Repurchase Agreements, valued at $3,317, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00% - 9.25% and 11/06/2006 - 3/15/2046, respectively.

(@)	Regulated investment company advised by Investors Bank and Trust Co. (“IBT”). IBT is also the accounting, custody and lending agent for the Fund.
(u)	Contract amounts are not in thousands.
(#)

Aggregate cost for Federal income tax purposes is $66,341. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $1,146 and $614, respectively. Net unrealized appreciation for tax purposes is $532.

DEFINITIONS:

144A

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2006, these securities aggregated $2,623 or 3.2% of the net assets of the Fund.

ADR	American Depositary Receipt
ZAR	South African Rand

The notes to the financial statements are an integral part of this report.

(unaudited)

	Percentage of
	Net Assets	Value
INVESTMENTS BY INDUSTRY:
U.S. Government & Agency	37.8%	$31,464
Metal Mining	16.1%	13,395
Oil & Gas Extraction	6.9%	5,654
Telecommunications	1.9%	1,627
Pharmaceuticals	1.7%	1,437
Sovereign Government	1.5%	1,218
Put Options	0.9%	719
Investment Securities, at value	66.8%	55,514
Short-Term Investments	13.6%	11,359
Total Investment Securities	80.4%	$66,873

The notes to the financial statements are an integral part of this report.

TA IDEX JPMorgan International Bond

MARKET ENVIRONMENT

TA IDEX JPMorgan International Bond is primarily invested in three major developed bond markets: Europe, the United Kingdom (“UK”) and Japan. In the euro zone, the European Central Bank (“ECB”) has been vigilant on monetary policy, having raised lending rates five times in 0.25% increments since December 2005, ending the period at 3.25%. While business confidence, manufacturing and domestic demand all pointed to an improving economy, aggregate inflation measures remained elevated. In the UK, the Bank of England (“BoE”) stayed on the sidelines most of the year, holding policy rates at 4.5%. Economic growth waned most of the year, in part due to weakness in the housing sector, but high inflation gauges led to a surprise 25-basis point (“bp”) rate hike in August. Early in the year, the Bank of Japan (“BoJ”) announced its decision to gradually end quantitative easing. This was largely viewed as a precursor to ending Japan’s zero-interest-rate policy, which occurred in July when the BoJ raised rates 25 bps for the first time in six years.

TA IDEX JPMorgan International Bond is also an unhedged portfolio subject to fluctuations in foreign exchange markets, which during the period remained largely focused on the U.S. economic slowdown and higher central bank policy rates overseas. As a result, the U.S. dollar suffered versus the British pound and the euro. To most investors’ surprise, the U.S. dollar was resilient against the yen, making modest gains in the year. Consensus forecasts now anticipate that overseas growth will exceed U.S. growth, while interest rate markets have begun to discount rate cuts in the U.S. In this environment, market volatility will continue at historically low levels, with currencies trading in fairly tight ranges.

PERFORMANCE

For the period inception December 6, 2005 to October 31, 2006, TA IDEX JPMorgan International Bond, Class I returned 7.12%. By comparison its benchmark, J.P. Morgan Government Bond Index (GBI) ex-U.S. unhedged returned 7.38%.

STRATEGY REVIEW

Over the period, we largely remained cautious on overseas bond markets as central banks globally pushed lending rates higher. We generally favored more tactical relative-value trades across markets and currencies in the portfolio, as opposed to outright strategic positions. In the euro zone, we maintained an underweight position in interest rate risk, anticipating that the yield curve would flatten between intermediate maturities and the long end during the year. In the UK, we also favored owning less interest rate risk; however, we looked for the yield curve to steepen between intermediate maturity securities and the long end, given weaker economic growth relative to the euro zone. In Japan, we were positioned for higher rates most of the year in anticipation of the BoJ ending its zero-interest-rate policy and quantitative easing. More recently, we have moved to a more neutral position, given the uncertainty over future policy with a pullback in inflation measures. In the credit market, we maintained modest positions in high credit quality corporates and AAA-rated mortgage debt. Finally, from a currency position, we maintained a small overweight to the U.S. dollar for most of the year in light of higher nominal interest rates relative to overseas bond markets, and attractive valuations. However, continued deterioration in the current account deficit warrants caution over the longer term.

Julian Le Beron, CFA

Fund Manager

J.P. Morgan Investment Management Inc.

This Fund is only available for investment by the Asset Allocation Portfolios.

Comparison of change in value of $10,000 investment in TA IDEX JPMorgan International Bond (the “Fund”) and its comparative index.

Total Return for Period Ended 10/31/06

	From	Inception
	Inception	Date

Fund (NAV)	7.12%	12/6/05
J.P.Morgan Government Bond Index (GBI) ex-U.S.unhedged.(1)	7.38%	12/6/05

NOTES

(1)             The J.P.Morgan Government Bond Index (GBI) ex-U.S. unhedged (JPM Gov’t Bond ex-U.S.) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of the Fund. Source: Standard & Poor’s Micropal®© Micropal, Inc. 2006 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

International investing involves special risks including currency fluctuations, political instability, and different financial accounting standards.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

This Fund is only available in Class I shares, which are not available for direct investment by the public.

Transamerica IDEX Mutual Funds	Annual Report 2006

TA IDEX JPMorgan International Bond

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses. Shares of the Fund currently are sold only to certain Transamerica IDEX Mutual Funds and AEGON/Transamerica Series Trust (an affiliate of Transamerica IDEX Mutual Funds) asset allocation funds at net asset value, without any transaction costs.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2006 and held for the entire period until October 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning	Ending Account	Annualized	Expenses Paid
	Account Value	Value	Expense Ratio	During Period(a)

Class I
Actual	$1,000.00	$1,026.70	0.63%	$3.22
Hypothetical(b)	1,000.00	1,022.03	0.63%	3.21

(a)       Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)       5% return per year before expenses.

TABULAR PRESENTATION OF SCHEDULE OF INVESTMENTS

By Region

At October 31, 2006 (unaudited)

Europe	73.1%
North America	3.6%
Pacific Rim	23.3%
100.0%

This chart shows the percentage breakdown by region of the Fund’s total investment securities.

SCHEDULE OF INVESTMENTS

At October 31, 2006

(all amounts except share amounts in thousands)

	Principal		Value
FOREIGN GOVERNMENT OBLIGATIONS (64.3%)
Australia (0.6%)
Commonwealth of Australia
7.50%, due 09/15/2009	AUD	4,750	$3,815
Austria (2.3%)
Republic of Austria
5.00%, due 01/15/2008	EUR	12,000	15,550
Belgium (4.8%)
Kingdom of Belgium
5.00%, due 09/28/2011	EUR	19,300	26,057
8.00%, due 03/28/2015	EUR	3,950	6,561
Canada (2.6%)
Canada Government
4.00%, due 09/01/2010	CAD	11,400	10,198
5.75%, due 06/01/2033	CAD	6,620	7,492
Denmark (0.3%)
Kingdom of Denmark
6.00%, due 11/15/2009	DKK	10,920	1,991
France (6.4%)
Caisse d’Amortissement de la Dette Sociale
3.75%, due 10/25/2020	EUR	4,520	5,641
French Republic
Zero coupon, due 03/15/2007(d)	EUR	2,600	3,276
3.13%, due 07/12/2010	EUR	8,900	11,124
3.25%, due 04/25/2016	EUR	5,600	6,865
5.00%, due 10/25/2016	EUR	4,580	6,438
8.50%, due 04/25/2023	EUR	500	998
4.75%, due 04/25/2035	EUR	6,492	9,510
Germany (2.9%)
Republic of Germany
4.75%, due 07/04/2028	EUR	6,300	9,079
4.00%, due 01/04/2037	EUR	8,400	11,025
Ireland (1.2%)
Irish Government
4.50%, due 04/18/2020	EUR	6,000	8,199
Italy (4.8%)
Italian Republic
2.75%, due 06/15/2010	EUR	8,900	10,987
5.25%, due 08/01/2017	EUR	15,200	21,571
Japan (22.1%)
Development Bank of Japan
1.60%, due 06/20/2014	JPY	510,000	4,378
Japan Finance Corp. for Municipal Enterprises
1.55%, due 02/21/2012	JPY	3,656,000	31,601
Japan Government
0.30%, due 11/15/2007	JPY	1,170,000	9,957
0.80%, due 06/20/2009	JPY	1,376,800	11,743
0.80%, due 09/20/2010	JPY	680,000	5,753
1.30%, due 03/20/2015	JPY	5,354,450	44,641
1.00%, due 06/10/2016	JPY	531,645	4,477
1.70%, due 09/20/2016	JPY	960,000	8,188
1.05%, due 06/20/2023	JPY	2,311,000	16,280
2.10%, due 09/20/2024	JPY	465,000	3,958
1.90%, due 06/20/2025	JPY	314,000	2,585
2.30%, due 03/19/2026	JPY	500,000	4,239
2.50%, due 09/20/2035	JPY	378,000	3,268
Netherlands (4.2%)
Kingdom of the Netherlands
7.50%, due 01/15/2023	EUR	3,600	6,602
4.00%, due 01/15/2037	EUR	16,850	22,033
Spain (3.7%)
Kingdom of Spain
5.40%, due 07/30/2011	EUR	18,500	25,318

United Kingdom (8.4%)
United Kingdom
5.00%, due 03/07/2008	GBP	17,500	33,374
8.00%, due 06/07/2021	GBP	2,260	5,944
4.25%, due 06/07/2032	GBP	3,800	7,458
4.75%, due 12/07/2038	GBP	4,850	10,551
Total Foreign Government Obligations (cost: $431,536)			438,725
MORTGAGE-BACKED SECURITIES (0.5%)
Spain (0.5%)
UCI, Series 15, Class A, Reg S
3.47%, due 12/18/2048(*)	EUR	2,744	3,502
Total Mortgage-Backed Securities (cost: $3,456)			3,502
ASSET-BACKED SECURITIES (0.3%)
Spain (0.3%)
Fondo de Titulizacion de Activos Santander Auto, Series 1, Class A
3.31%, due 11/25/2021(*)	EUR	1,605	2,047
Total Asset-Backed Securities (cost: $2,044)			2,047
CORPORATE DEBT SECURITIES (31.3%)
France (5.9%)
Cie Financement Foncier
3.63%, due 01/28/2008	EUR	3,450	4,397
Compagnie de Financement Foncier, Series E, (MTN)
0.60%, due 03/23/2010	JPY	2,540,000	21,400
Dexia Municipal Agency, Series E
3.50%, due 09/21/2009	EUR	11,530	14,609
Germany (9.8%)
Bayerische Landesbank
1.40%, due 04/22/2013	JPY	1,508,000	12,834
Eurohypo AG, (MTN)
3.75%, due 04/11/2011	EUR	14,800	18,838
Kreditanstalt fuer Wiederaufbau
1.85%, due 09/20/2010	JPY	1,060,000	9,324
5.50%, due 12/07/2015	GBP	2,150	4,279
Kreditanstalt fuer Wiederaufbau, Series E
2.50%, due 11/17/2008	EUR	2,500	3,119
Landwirtschaftliche Rentenbank, Series E
1.38%, due 04/25/2013	JPY	101,000	858
Norddeutsche Landesbank Girozentrale, Series E
0.45%, due 01/19/2009	JPY	2,100,000	17,818
Ireland (0.8%)
Ulster Bank Finance PLC, Series E, Guaranteed Senior Note, (MTN)
3.47%, due 03/29/2011(*)	EUR	4,000	5,104
Spain (6.8%)
AyT Cedulas Cajas VII Fondo de Titulizacion de Activos
4.00%, due 06/23/2011	EUR	15,700	20,167
Banco Bilbao Vizcaya Argentaria SA
4.25%, due 09/26/2007	EUR	16,800	21,531
La Caja de Ahorros y Pensiones de Barcelona
3.25%, due 10/05/2015	EUR	3,900	4,703
Supra National (3.6%)
European Investment Bank
1.40%, due 06/20/2017	JPY	1,646,000	13,614
European Investment Bank, (MTN)
5.63%, due 10/15/2010	EUR	7,900	10,758
United Kingdom (4.4%)
Barclays Bank PLC
3.69%, due 04/20/2016	EUR	4,000	5,099
HBOS Treasury Services PLC, Series E, (MTN)
3.42%, due 06/14/2012(*)	EUR	4,000	5,109
Network Rail Infra Finance
4.75%, due 11/29/2035	GBP	2,530	5,193

Network Rail Infrastructure Finance PLC, Series E, (MTN)
4.38%, due 01/18/2011	GBP	5,870	10,905
Network Rail MTN Finance PLC, Series E
4.88%, due 03/06/2009	GBP	2,100	3,978
Total Corporate Debt Securities (cost: $210,977)			213,637
SHORT-TERM OBLIGATIONS (0.9%)
United States (0.9%)
ING Bank NV Time Deposit
5.26%, due 11/01/2006	6,000		6,000
Total Short-Term Obligations (cost: $6,000)			6,000
Total Investment Securities (cost: $654,013)(#)			$663,911

NOTES TO SCHEDULE OF INVESTMENTS:

(d)

At October 31, 2006, all or a portion of this security is segregated with the custodian to cover margin requirements for open futures contracts. The value of all securities segregated at October 31, 2006 is $2,971.

(*)	Floating or variable rate note. Rate is listed as of October 31, 2006.
(#)

Aggregate cost for Federal income tax purposes is $654,311. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $12,356 and $2,756, respectively. Net unrealized appreciation for tax purposes is $9,600.

DEFINITIONS:

AUD	Australian Dollar
BOBL	BundesObligationen
Bund	zehn Jahre Bundesanleihen
CAD	Canadian dollar
DKK	Danish Krone
EUR	Euro
GBP	Great British Pound
Gilt	A bond issued by the UK government
JPY	Japanese Yen
MTN	Medium-Term Note
SCHATZ	Bundes Schatzanweisungen

The notes to the financial statements are an integral part of this report.

FUTURES CONTRACTS:

				Net Unrealized
		Settlement		Appreciation
	Contracts	Date	Amount	(Depreciation)
10 Year Canadian Bond	366	12/17/2006	$37,516	$122
Euro-BOBL	(370)	12/11/2006	(51,810)	(39)
Euro-Bund	(215)	12/11/2006	(32,332)	(153)
Euro-Schatz	(454)	12/10/2006	(60,206)	9
Long Gilt	150	12/30/2006	31,472	125
			$(75,360)	$64

FORWARD FOREIGN CURRENCY CONTRACTS:

			Amount in	Net Unrealized
	Bought	Settlement	U.S. Dollars	Appreciation
Currency	(Sold)	Date	Bought (Sold)	(Depreciation)
Australian Dollar	5,757	11/29/2006	$4,353	$99
Australian Dollar	(4,172)	11/29/2006	(3,133)	(93)
British Pound Sterling	9,286	11/29/2006	17,611	105
British Pound Sterling	(18,061)	11/29/2006	(33,724)	(731)
Canadian Dollar	3,349	11/29/2006	2,998	(7)
Canadian Dollar	(21,302)	11/29/2006	(19,150)	123
Danish Krone	32,703	11/29/2006	5,631	(23)
Euro Dollar	(845)	11/01/2006	(1,075)	(3)
Euro Dollar	30,720	11/29/2006	38,879	388
Euro Dollar	(46,608)	11/29/2006	(59,589)	14
Japanese Yen	5,995,960	11/29/2006	51,603	(233)
Japanese Yen	(3,517,707)	11/29/2006	(30,007)	(131)
New Zealand Dollar	777	11/29/2006	510	10
New Zealand Dollar	(777)	11/29/2006	(512)	(8)
Norwegian Krone	12,825	11/29/2006	1,944	20
Norwegian Krone	(26,220)	11/29/2006	(3,962)	(52)
Swedish Krona	70,652	11/29/2006	9,818	(16)
Swedish Krona	(11,662)	11/29/2006	(1,597)	(21)
Swiss Franc	651	11/29/2006	531	(6)
Swiss Franc	(651)	11/29/2006	(515)	(10)
			$(19,386)	$(575)

FORWARD FOREIGN CROSS CURRENCY CONTRACTS:

					Net Unrealized
				Settlement	Appreciation
Currency Bought		Currency Sold		Date	(Depreciation)
Australian Dollar	1,747	Euro Dollar	1,052	11/29/2006	6
Australian Dollar	1,258	Japanese Yen	110,666	11/29/2006	25
British Pound Sterling	6,919	Euro Dollar	10,217	11/29/2006	140
British Pound Sterling	1,251	Japanese Yen	274,992	11/29/2006	31
Euro Dollar	558	Australian Dollar	952	11/29/2006	(24)
Euro Dollar	14,751	British Pound Sterling	9,934	11/29/2006	(95)
Euro Dollar	747	Canadian Dollar	1,072	11/29/2006	(2)
Euro Dollar	7,264	Japanese Yen	1,079,395	11/29/2006	37
Euro Dollar	5,511	Norwegian Krone	46,176	11/29/2006	(26)
Japanese Yen	84,695	Canadian Dollar	820	11/29/2006	(7)
Japanese Yen	797,391	Euro Dollar	5,359	11/29/2006	(18)
Norwegian Krone	11,851	Australian Dollar	2,362	11/29/2006	(12)
Norwegian Krone	12,945	British Pound Sterling	1,026	11/29/2006	25
Norwegian Krone	91,771	Euro Dollar	10,929	11/29/2006	81
Swedish Krona	49,083	Euro Dollar	5,282	11/29/2006	58
					219

(unaudited)

	Percentage of
	Net Assets	Value
INVESTMENTS BY INDUSTRY:
Sovereign Government	64.3%	$438,725
Commercial Banks	28.4%	193,471
Mortgage Bankers & Brokers	2.9%	20,166
Mortgage-Backed	0.5%	3,502
Asset-Backed	0.3%	2,047
Investment Securities, at value	96.4%	657,911
Short-Term Investments	0.9%	6,000
Total Investment Securities	97.3%	$663,911

The notes to the financial statements are an integral part of this report.

TA IDEX J. P. Morgan Mid Cap Value

MARKET ENVIRONMENT

U.S. equity markets enjoyed handsome gains as tentative signs of easing inflationary pressures allowed the  Federal Open Market Committee (“FOMC”) to keep its target for short-term interest rates on hold. Investors were also encouraged as energy prices retreated from their summer peaks. Strong corporate balance sheets, impressive earnings growth and increased merger-and-acquisition activity helped to lead U.S. equity markets higher over the twelve-month period.

Investor concerns remained centered on the housing market and its potential effects on the broader economy. In addition, Federal Reserve Board Chairman Ben Bernanke stated on several occasions that “monetary policy actions will be increasingly dependent on incoming data,” which leaves open the potential for further rate hikes if inflationary pressures resurface.

PERFORMANCE

For the period inception November 15, 2005 to October 31, 2006, TA IDEX J. P. Morgan Mid Cap Value, Class I returned 16.71%. By comparison its benchmark, the Russell Midcap Value returned 16.98%.

STRATEGY REVIEW

The portfolio is managed employing a bottom-up approach to stock selection, constructing stock portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We seek to identify undervalued companies that have the potential to grow their intrinsic values per share and to purchase these companies at a discount.

The portfolio underperformed its benchmark, mostly due to stock selection in the healthcare and consumer staples sectors. Our healthcare holdings have been under pressure over concerns of increased competition and the subsequent negative impact of aggressive pricing and less lucrative contracts on profitability.

Walter Industries, Inc. (“Walter”), a diversified industrial company, was a major detractor to results over the period. Shares declined as the company lowered its coal production forecast for the full year. Walter’s exposure to homebuilding also affected returns. We believe Walter holds unlocked value, including its subsidiary, Mueller Water Products, which is expected to be spun off to shareholders later in 2006. There is also the potential for additional enhancement of shareholder value within Walter’s homebuilding segment.

Omnicare, Inc. (“Omnicare”), an institutional pharmacy provider, also negatively affected performance. The company restated its first-quarter earnings to establish a litigation settlement reserve related to previously disclosed inquiries from the federal government and certain states about generic drugs distributed by the company. Omnicare also filed a lawsuit against managed care provider UnitedHealth Group Incorporated (“UnitedHealth”), alleging that UnitedHealth engaged in anticompetitive practices during contract negotiations for Medicare prescription drug plans. Given Omnicare’s dominant position in the marketplace, we believe the company maintains its earnings power.

The portfolio’s overall stock selection in the energy and consumer discretionary sectors made positive contributions to performance. Falling energy prices have benefited the consumer names that we tend to favor.

VF Corporation (“VF”), an apparel manufacturer, was a strong performer in the period. Shares of the company rallied due to higher sales of outdoor wear, sportswear and jeans. In addition, VF announced a 90% dividend increase. The company has been focused on extending beyond its core denim business by acquiring higher-growth, higher-margin lifestyle brands.

Another major contributor was specialty insurer Assurant, Inc. (“Assurant”), which experienced lower-than-expected catastrophic losses, generating better-than-expected profits. The primary driver of earnings growth was the company’s specialty property and solutions segment, whose creditor-placed homeowners’ insurance and extended service contract businesses continued to gather strength. We believe Assurant’s diversified lines of business will be able to generate stable cash flows through various stages of the economic cycle.

Jonathan Simon

Lawrence Playford, CFA, CPA

Co-Fund Managers

J.P. Morgan Investment Management Inc.

This Fund is only available for investment by the Asset Allocation Portfolios.

Comparison of change in value of $10,000 investment in the TA IDEX J.P. Morgan Mid Cap Value (the “Fund”) and its comparative index.

Average Annual Total Return for Period Ended 10/31/06

	From	Inception
	Inception	Date
Fund (NAV)	16.71%	11/15/05
Russell Midcap Value(1)	16.98%	11/15/05

NOTES

(1)          The Russell Midcap Value (Russell Midcap Value) index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of the Fund. Source: Standard & Poor’s Micropal®© Micropal, Inc. 2006 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

This fund is only available in Class I shares, which are not available for direct investment by the public.

Transamerica IDEX Mutual Funds	Annual Report 2006
TA IDEX J.P. Morgan Mid Cap Value

UNDERSTANDING YOUR FUND’S EXPENSES
(unaudited)
SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses. Shares of the Fund currently are sold only to certain Transamerica IDEX Mutual Funds and AEGON/Transamerica Series Trust (an affiliate of Transamerica IDEX Mutual Funds) asset allocation funds at net asset value, without any transaction costs.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2006 and held for the entire period until October 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning	Ending Account	Annualized	Expenses Paid
	Account Value	Value	Expense Ratio	During Period(a)

Class I
Actual	$1,000.00	$1,057.10	0.88%	$4.56
Hypothetical(b)	1,000.00	1,020.77	0.88%	4.48

(a)       Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)       5% return per year before expenses.

TABULAR PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At October 31, 2006 (unaudited)

Basic Materials	5.1%
Communications	7.9%
Consumer Cyclical	12.5%
Consumer Non-Cyclical	12.5%
Diversified	1.1%
Energy	5.8%
Financial	21.7%
Industrial	11.4%
Technology	1.7%
Utilities	7.7%
Other	12.6%
100.0%

This chart shows the percentage breakdown by sector of the Fund’s total investment securities.

SCHEDULE OF INVESTMENTS
At October 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (96.6%)
Apparel & Accessory Stores (1.1%)
Limited Brands, Inc.	93,400	$2,753
Apparel Products (3.1%)
Columbia Sportswear Co.(‡)(†)	33,300	1,860
V.F. Corp.	75,900	5,769
Automotive (2.0%)
Genuine Parts Co.	86,400	3,933
Harsco Corp.	13,100	1,069
Automotive Dealers (2.4%)
AutoNation, Inc.(‡)	84,061	1,685
AutoZone, Inc.(‡)	37,200	4,166
Beverages (1.9%)
Brown-Forman Corp.-Class B	21,900	1,581
Constellation Brands, Inc.-Class A(‡)(†)	112,300	3,087
Business Services (1.8%)
Clear Channel Communications, Inc.	100,600	3,506
Clear Channel Outdoor Holdings, Inc.-Class A(‡)	41,100	1,009
Chemicals & Allied Products (4.1%)
Albemarle Corp.	42,236	2,747
Clorox Co.	49,000	3,163
Lauder (Estee) Cos., Inc. (The)-Class A(†)	38,900	1,571
PPG Industries, Inc.	37,900	2,592
Commercial Banks (8.8%)
Cullen/Frost Bankers, Inc.	46,400	2,513
M&T Bank Corp.	31,400	3,825
North Fork Bancorp, Inc.	107,300	3,067
Northern Trust Corp.	31,500	1,850
Synovus Financial Corp.	67,100	1,971
TCF Financial Corp.	70,600	1,838
Wachovia Corp.	31,533	1,750
Wilmington Trust Corp.	58,100	2,416
Zions Bancorp	29,200	2,348
Communication (0.9%)
Cablevision Systems Corp.-Class A	74,500	2,070
Computer & Data Processing Services (2.3%)
Affiliated Computer Services, Inc.-Class A(‡)(†)	40,800	2,182
Interactive Data Corp.(‡)	44,300	1,012
NCR Corp.(‡)	59,400	2,466
Computer & Office Equipment (0.8%)
Jabil Circuit, Inc.	64,700	1,858
Department Stores (1.4%)
Federated Department Stores, Inc.	20,842	915
TJX Cos., Inc.	83,000	2,403
Electric Services (5.2%)
American Electric Power Co., Inc.	65,900	2,730
Energy East Corp.	70,200	1,707
FirstEnergy Corp.	28,400	1,671
PPL Corp.(†)	58,900	2,033
SCANA Corp.	56,200	2,246
Westar Energy, Inc.	93,500	2,367
Electric, Gas & Sanitary Services (1.8%)
PG&E Corp.	50,300	2,170
Republic Services, Inc.	53,900	2,210
Electrical Goods (1.7%)
Arrow Electronics, Inc.(‡)	53,600	1,600
Carlisle Cos., Inc.	30,500	2,553
Electronic & Other Electric Equipment (1.0%)
Ametek, Inc.	53,900	2,516
Electronic Components & Accessories (0.7%)
Amphenol Corp.-Class A	24,100	1,636
Fabricated Metal Products (2.4%)
Crane Co.	55,400	2,157
Fortune Brands, Inc.	48,300	3,717

Food & Kindred Products (0.6%)
Del Monte Foods Co.	136,100	1,469
Gas Production & Distribution (6.8%)
AGL Resources, Inc.	32,100	1,204
Energen Corp.	60,600	2,595
Kinder Morgan, Inc.	47,100	4,950
Questar Corp.	36,700	2,990
UGI Corp.	80,000	2,120
Williams Cos., Inc. (The)	112,700	2,753
Health Services (4.5%)
Community Health Systems, Inc.(‡)	64,200	2,083
Coventry Health Care, Inc.(‡)	97,450	4,575
Omnicare, Inc.(†)	63,300	2,398
Quest Diagnostics, Inc.	40,500	2,015
Holding & Other Investment Offices (3.3%)
Douglas Emmett, Inc. REIT(‡)(†)	7,500	179
istar Financial Inc. REIT	48,200	2,233
Rayonier, Inc.	59,885	2,455
Vornado Realty Trust REIT(†)	26,100	3,112
Hotels & Other Lodging Places (1.1%)
Hilton Hotels Corp.	94,700	2,739
Industrial Machinery & Equipment (1.9%)
American Standard Cos., Inc.	49,800	2,206
Dover Corp.	50,500	2,399
Insurance (8.8%)
Assurant, Inc.(†)	105,000	5,529
Cincinnati Financial Corp.	64,555	2,947
Everest Re Group, Ltd.	11,900	1,180
IPC Holdings, Ltd.	34,500	1,036
MGIC Investment Corp.	34,000	1,998
Old Republic International Corp.	169,950	3,829
Principal Financial Group	42,800	2,418
SAFECO Corp.	31,700	1,845
W.R. Berkley Corp.	21,000	774
Metal Cans & Shipping Containers (1.3%)
Ball Corp.	79,000	3,286
Mining (2.0%)
Vulcan Materials Co.	61,100	4,978
Oil & Gas Extraction (2.0%)
Devon Energy Corp.	60,000	4,010
Helix Energy Solutions Group, Inc.(‡)	29,800	963
Paper & Allied Products (0.3%)
MeadWestvaco Corp.	27,481	756
Petroleum Refining (0.9%)
Ashland, Inc.	39,100	2,311
Pharmaceuticals (2.2%)
Henry Schein, Inc.(‡)(†)	25,725	1,278
Sigma-Aldrich Corp.(†)	38,900	2,922
Warner Chilcott, Ltd.-Class A(‡)(†)	89,300	1,179
Printing & Publishing (1.7%)
McClatchy Co.-Class A(†)	44,800	1,942
Washington Post-Class B	3,000	2,259
Railroads (1.0%)
Norfolk Southern Corp.	48,700	2,560
Real Estate (2.2%)
Brookfield Properties Co.(†)	91,300	3,459
Forest City Enterprises, Inc.-Class A(†)	35,800	1,965
Residential Building Construction (1.3%)
Walter Industries, Inc.(†)	66,100	3,073
Restaurants (1.7%)
Applebees International, Inc.(†)	100,600	2,296
OSI Restaurant Partners, Inc.	57,500	1,913
Retail Trade (1.4%)
Tiffany & Co.	94,700	3,383

Savings Institutions (0.6%)
Webster Financial Corp.	29,400	1,421
Security & Commodity Brokers (1.4%)
E*TRADE Financial Corp.(‡)	92,300	2,149
T. Rowe Price Group, Inc.	28,900	1,367
Telecommunications (4.4%)
ALLTEL Corp.	41,600	2,218
CenturyTel, Inc.	91,500	3,682
Telephone & Data Systems, Inc.	53,700	2,497
Windstream Corp.	170,454	2,339
Wholesale Trade Nondurable Goods (1.8%)
Dean Foods Co.(‡)	63,600	2,664
SUPERVALU, Inc.	53,300	1,780
Total Common Stocks (cost: $211,259)		236,969

	Principal	Value
SECURITY LENDING COLLATERAL (13.9%)
Debt (13.4%)
Bank Notes (0.4%)
Bank of America
5.30%, due 11/20/2006(*)	1,069	1,069
Commercial Paper (4.0%)
Barton Capital LLC-144A
5.27%, due 11/02/2006	428	428
CAFCO Funding LLC-144A
5.29%, due 11/17/2006	626	626
CIESCO LLC-144A
5.29%, due 11/16/2006	428	428
Clipper Receivables Corp.
5.28%, due 11/15/2006	214	214
Commonwealth Bank of Australia
5.29%, due 11/30/2006	428	428
Compass Securitization-144A
5.31%, due 12/15/2006	428	428
CRC Funding LLC-144A
5.31%, due 12/19/2006	410	410
Fairway Finance Corp.-144A
5.28%, due 11/17/2006	641	641
5.29%, due 11/22/2006	416	416
Falcon Asset Securitization Corp.-144A
5.29%, due 11/14/2006	214	214
General Electric Capital Corp.
5.29%, due 11/03/2006	855	855
Govco, Inc.-144A
5.28%, due 11/10/2006	214	214
Greyhawk Funding-144A
5.30%, due 11/27/2006	428	428
Jupiter Securitization Corp.-144A
5.28%, due 11/06/2006	428	428
Lexington Parker Capital Corp.-144A
5.29%, due 11/09/2006	428	428
Old Line Funding LLC-144A
5.28%, due 11/15/2006	428	428
Ranger Funding Co. LLC-144A
5.29%, due 11/16/2006	214	214
Sheffield Receivables Corp.-144A
5.28%, due 11/08/2006	214	214
5.30%, due 11/28/2006	428	428
Three Pillars Funding LLC-144A
5.29%, due 11/20/2006	428	428
Variable Funding Capital Co. LLC-144A
5.27%, due 11/08/2006	855	855
5.29%, due 11/28/2006	203	203
Yorktown Capital LLC
5.30%, due 12/14/2006	428	428

Euro Dollar Overnight (0.6%)
Fortis Bank
5.26%, due 11/07/2006	855	855
Societe Generale
5.28%, due 11/01/2006	428	428
Svenska Handlesbanken
5.30%, due 11/01/2006	224	224
Euro Dollar Terms (4.5%)
Abbey National PLC
5.28%, due 12/01/2006	855	855
BancoBilbao Vizcaya Argentaria SA
5.31%, due 01/03/2007	428	428
Bank of Montreal
5.28%, due 12/04/2006	428	428
Bank of Nova Scotia
5.27%, due 11/13/2006	855	855
Barclays
5.31%, due 11/21/2006	1,069	1,069
5.30%, due 01/03/2007	855	855
BNP Paribas
5.28%, due 12/12/2006	642	642
5.28%, due 12/15/2006	855	855
Canadian Imperial Bank of Commerce
5.28%, due 11/29/2006	1,069	1,069
Credit Suisse First Boston Corp.
5.29%, due 12/22/2006	1,283	1,283
Fortis Bank
5.26%, due 11/09/2006	427	427
5.30%, due 11/20/2006	428	428
HBOS Halifax Bank of Scotland
5.30%, due 01/08/2007	428	428
Royal Bank of Canada
5.30%, due 11/17/2006	428	428
Toronto Dominion Bank
5.30%, due 12/11/2006	428	428
UBS AG
5.30%, due 01/04/2007	428	428
Repurchase Agreements (3.9%)(††)
Credit Suisse First Boston Corp. 5.35%, dated 10/31/2006 to be repurchased at $1,265 on 11/01/2006	1,265	1,265
Goldman Sachs Group, Inc. (The) 5.35%, dated 10/31/2006 to be repurchased at $2,139 on 11/01/2006	2,139	2,139
Merrill Lynch & Co. 5.30%, dated 10/31/2006 to be repurchased at $4,706 on 11/01/2006	4,705	4,705
Morgan Stanley Dean Witter & Co. 5.30%, dated 10/31/2006 to be repurchased at $1,495 on 11/01/2006	1,495	1,495

	Shares	Value
Investment Companies (0.5%)
Barclays Global Investor Institutional Money Market Fund
1-day yield of 5.24%	855,504	856
Merrimac Cash Fund, Premium Class
1-day yield of 5.09%(@)	315,889	316
Total Security Lending Collateral (cost: $34,042)		34,042

Total Investment Securities (cost: $245,301)(#)		$271,011

NOTES TO SCHEDULE OF INVESTMENTS:

(‡)	Non-income producing.
(†)	At October 31, 2006, all or a portion of this security is on loan (see Note 1). The value at October 31, 2006, of all securities on loan is $32,993.
(*)	Floating or variable rate note. Rate is listed as of October 31, 2006.
(††)

Cash collateral for the Repurchase Agreements, valued at $9,939, that serve as collateral for securities lending, are invested in corporate bonds with interest rates and maturity dates ranging from 0.00% - 9.25% and 11/06/2006 - 3/15/2046, respectively.

(@)	Regulated investment company advised by Investors Bank and Trust Co. (“IBT”). IBT is also the accounting, custody and lending agent for the Fund.
(#)

Aggregate cost for Federal income tax purposes is $245,974. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $28,223 and $3,186, respectively. Net unrealized appreciation for tax purposes is $25,037.

DEFINITIONS:

144A

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2006, these securities aggregated $7,859 or 3.2% of the net assets of the Fund.

REIT	Real Estate Investment Trust

The notes to the financial statements are an integral part of this report.

TA IDEX Marsico International Growth

MARKET ENVIRONMENT

International equity performance in developed markets was solid during the fiscal year ending October 31, 2006.  The portfolio’s benchmark, Morgan Stanley Capital International EAFE Index (“MSCI-EAFE”), posted a return of 28.04% for the reporting period.

Within the MSCI-EAFE, economic sector strength abounded. All ten sectors posted gains, led by utilities, materials, financials, and industrials. A similar story of widespread strength unfolded at the industry level. There were no negative industry returns within the benchmark index, and gains of 20% or more were commonplace. The top-performing areas included real estate, diversified financials, household and personal products, and insurance.

Currency fluctuations were quite significant throughout the fiscal year. For the reporting period as a whole, the dollar weakened.

PERFORMANCE

For the year ended October 31, 2006, TA IDEX Marsico International Growth, Class I returned 29.35%.  By comparison its benchmark, the MSCI-EAFE, returned 28.04%.

STRATEGY REVIEW

During the reporting period, the portfolio’s average sector allocations emphasized the consumer discretionary and financials sectors. The portfolio invested in every Global Industry Classification Standards Classifications (“GICS”) economic sector during the twelve-month period, with the utilities, energy and telecommunications services sectors averaging an underweighted posture relative to the portfolio’s benchmark.

The largest individual contributors to the portfolio’s annual performance results included: France-based manufacturer of carbon steel and alloy tubes Vallourec S.A. (US$ +134% return); Mexico’s mobile communications provider America Movil, S.A. de C.V. (US$ +68%); tire manufacturer Continental AG (US$ +48%); and Swiss bank UBS AG (US$ +45%). The two largest individual detractors from performance were headquartered in Japan: Sega Sammy Holdings Inc. (US$ -29%), a manufacturer of amusement and game machines; and food retailer Seiyu, Ltd. (US$ -30% prior to being sold).

On a sector and industry level, the portfolio benefited from maintaining an underweight posture in the telecommunications services and energy sectors (which were among the weaker performing sectors of the benchmark index). Stock selection in the real estate and capital goods industry groups further aided performance results. The sectors and industries that had the largest negative impact on performance in the period included stock selection in the materials and information technology sectors, and the banks and consumer durables and apparel industries.

Currency fluctuations may at times affect the portfolio’s investment results because its foreign holdings are denominated in foreign currencies whose value may rise or fall against the U.S. dollar. Such fluctuations had an adverse affect on performance during the reporting period.

The portfolio’s largest country-level allocations were in Switzerland, Japan, the United Kingdom (“U.K.”) and France. Country allocation, on balance, contributed positively to the portfolio’s investment results. That was primarily due to the fact that the portfolio had investments in several “emerging market” countries – including Brazil, Mexico, and India – that performed well. In addition, an underweighted posture in Japan and the U.K. and an overweighted posture in Switzerland (as compared to the MSCI-EAFE) aided performance. That said, we should note that country weightings typically are a residual of the portfolio’s bottom-up stock selection process.

James G. Gendelman

Fund Manager

Columbia Management Advisors, LLC

This Fund is only available for investment by the Asset Allocation Portfolios.

Comparison of change in value of $10,000 investment in TA IDEX Marsico International Growth (the “Fund”) and its comparative index.

Total Return for Periods Ended 10/31/06

		From	Inception
	1 year	Inception	Date
Fund (NAV)	29.35%	20.30%	11/8/04
MSCI-EAFE(1)	28.04%	21.18%	11/8/04

NOTES

(1)          The Morgan Stanley Capital International – Europe, Australasia and Far East (MSCI-EAFE) Index is a widely recognized unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of the Fund. Source: Standard & Poor’s Micropal®© Micropal, Inc. 2006 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

International investing involves special risks including currency fluctuations, political instability, and different financial accounting standards.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

This fund is only available in Class I shares, which are not available for direct investment by the public.

Transamerica IDEX Mutual Funds		Annual Report 2006
TA IDEX Marsico International Growth

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses. Shares of the Fund currently are sold only to certain Transamerica IDEX Mutual Funds and AEGON/Transamerica Series Trust (an affiliate of Transamerica IDEX Mutual Funds) asset allocation funds at net asset value, without any transaction costs.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2006 and held for the entire period until October 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning	Ending Account	Annualized	Expenses Paid
	Account Value	Value	Expense Ratio	During Period(a)

Class I
Actual	$1,000.00	$1,001.40	1.16%	$5.85
Hypothetical(b)	1,000.00	1,019.36	1.16%	5.90

(a)       Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)       5% return per year before expenses.

TABULAR PRESENTATION OF SCHEDULE OF INVESTMENTS

By Region

At October 31, 2006 (unaudited)

Asia	1.1%
Europe	54.2%
Latin America	5.7%
North America	5.3%
Pacific Rim	28.1%
South America	2.7%
Other	2.9%
100.0%

This chart shows the percentage breakdown by region of the Fund’s total investment securities.

SCHEDULE OF INVESTMENTS
At October 31, 2006
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (98.9%)
Australia (4.1%)
CSL, Ltd.	140,504	$6,099
Macquarie Bank, Ltd.	198,910	11,475
Austria (1.7%)
Erste Bank der Oesterreichischen Sparkassen AG	108,091	7,360
Bermuda (2.8%)
Esprit Holdings, Ltd.	1,238,000	11,982
Brazil (2.7%)
Gafisa SA(‡)	210,374	3,100
Uniao de Bancos Brasileiros SA, GDR	108,692	8,559
Canada (3.3%)
Canadian National Railway Co.	154,065	7,340
Shoppers Drug Mart Corp.(†)	163,385	6,670
China (1.9%)
Industrial & Commercial Bank of China-Class H(‡)	18,492,000	8,271
France (7.8%)
JC Decaux SA	158,701	4,051
LVMH Moet Hennessy Louis Vuitton SA	98,414	10,256
Vallourec	25,287	6,294
Veolia Environnement	209,351	12,818
Germany (4.0%)
Continental AG	115,694	12,939
Hypo Real Estate Holding	67,657	4,253
Hong Kong (2.0%)
CNOOC, Ltd., ADR(†)	52,300	4,384
Shangri-La Asia, Ltd.	1,996,000	4,331
India (1.1%)
ICICI Bank, Ltd., Sponsored ADR	139,961	4,920
Italy (3.5%)
Banca Intesa SpA	1,106,000	7,552
Sanpaolo IMI SpA	350,129	7,454
Japan (14.4%)
Advantest Corp.	61,600	3,107
Credit Saison Co., Ltd.(a)	122,100	4,409
Daikin Industries, Ltd.	115,429	3,251
Marubeni Corp.	1,219,000	6,233
Mitsui Trust Holdings, Inc.	569,000	6,688
Nippon Electric Glass Co., Ltd.	281,000	6,044
Nomura Holdings, Inc.	246,900	4,352
Sega Sammy Holdings, Inc.	197,604	4,959
Sumitomo Realty & Development Co., Ltd.	206,000	6,822
Toyota Motor Corp.	158,500	9,376
Yamada Denki Co., Ltd.	64,100	6,369
Luxembourg (1.5%)
Acergy SA(‡)	344,208	6,223
Mexico (5.8%)
America Movil SA de CV-Class L, ADR	314,846	13,497
Cemex SA B de CV, ADR(‡)	375,501	11,543
Netherlands (1.7%)
ING Groep NV	163,231	7,231
Singapore (2.4%)
Capitaland, Ltd.	1,231,000	4,308
DBS Group Holdings, Ltd.	473,000	6,197
South Korea (2.5%)
Samsung Electronics Co., Ltd., GDR-144A	32,938	10,680
Sweden (2.5%)
Telefonaktiebolaget LM Ericsson, ADR(†)	285,305	10,790
Switzerland (18.5%)
ABB, Ltd.	539,502	8,024
Lonza Group AG	154,022	11,887
Nestle SA	34,085	11,646
Roche Holding AG-Genusschein	104,246	18,245

Syngenta AG(‡)	67,582	10,915
UBS AG-Registered	307,858	18,390
Taiwan (1.2%)
Taiwan Semiconductor Manufacturing Co., Ltd., ADR(†)	514,311	4,989
United Kingdom (13.5%)
BAE Systems PLC	1,800,624	14,407
Diageo PLC	715,422	13,236
Man Group PLC	1,174,968	10,936
Northern Rock PLC	22,528	514
Reckitt Benckiser PLC	219,563	9,552
Tesco PLC	1,230,441	9,234
Total Common Stocks (cost: $373,477)		424,162

	Principal	Value
SECURITY LENDING COLLATERAL (2.7%)
Debt (2.6%)
Bank Notes (0.1%)
Bank of America
5.30%, due 11/20/2006(*)	358	358
Commercial Paper (0.8%)
Barton Capital LLC-144A
5.27%, due 11/02/2006	143	143
CAFCO Funding LLC-144A
5.29%, due 11/17/2006	210	210
CIESCO LLC-144A
5.29%, due 11/16/2006	143	143
Clipper Receivables Corp.
5.28%, due 11/15/2006	72	72
Commonwealth Bank of Australia
5.29%, due 11/30/2006	143	143
Compass Securitization-144A
5.31%, due 12/15/2006	143	143
CRC Funding LLC-144A
5.31%, due 12/19/2006	137	137
Fairway Finance Corp.-144A
5.28%, due 11/17/2006	215	215
5.29%, due 11/22/2006	139	139
Falcon Asset Securitization Corp.-144A
5.29%, due 11/14/2006	72	72
General Electric Capital Corp.
5.29%, due 11/03/2006	287	287
Govco, Inc.-144A
5.28%, due 11/10/2006	72	72
Greyhawk Funding-144A
5.30%, due 11/27/2006	143	143
Jupiter Securitization Corp.-144A
5.28%, due 11/06/2006	143	143
Lexington Parker Capital Corp.-144A
5.29%, due 11/09/2006	143	143
Old Line Funding LLC-144A
5.28%, due 11/15/2006	143	143
Ranger Funding Co. LLC-144A
5.29%, due 11/16/2006	72	72
Sheffield Receivables Corp.-144A
5.28%, due 11/08/2006	72	72
5.30%, due 11/28/2006	143	143
Three Pillars Funding LLC-144A
5.29%, due 11/20/2006	143	143
Variable Funding Capital Co. LLC-144A
5.27%, due 11/08/2006	287	287
5.29%, due 11/28/2006	68	68
Yorktown Capital LLC
5.30%, due 12/14/2006	143	143

Euro Dollar Overnight (0.1%)
Fortis Bank
5.26%, due 11/07/2006	287	287
Societe Generale
5.28%, due 11/01/2006	143	143
Svenska Handlesbanken
5.30%, due 11/01/2006	75	75
Euro Dollar Terms (0.9%)
Abbey National PLC
5.28%, due 12/01/2006	287	287
BancoBilbao Vizcaya Argentaria SA
5.31%, due 01/03/2007	143	143
Bank of Montreal
5.28%, due 12/04/2006	143	143
Bank of Nova Scotia
5.27%, due 11/13/2006	287	287
Barclays
5.31%, due 11/21/2006	358	358
5.30%, due 01/03/2007	286	286
BNP Paribas
5.28%, due 12/12/2006	215	215
5.28%, due 12/15/2006	286	286
Canadian Imperial Bank of Commerce
5.28%, due 11/29/2006	358	358
Credit Suisse First Boston Corp.
5.29%, due 12/22/2006	430	430
Fortis Bank
5.26%, due 11/09/2006	143	143
5.30%, due 11/20/2006	143	143
HBOS Halifax Bank of Scotland
5.30%, due 01/08/2007	143	143
Royal Bank of Canada
5.30%, due 11/17/2006	143	143
Toronto Dominion Bank
5.30%, due 12/11/2006	143	143
UBS AG
5.30%, due 01/04/2007	143	143
Repurchase Agreements (0.7%) (††)
Credit Suisse First Boston Corp. 5.35%, dated 10/31/2006 to be repurchased at $424 on 11/01/2006	424	424
Goldman Sachs Group, Inc. (The) 5.35%, dated 10/31/2006 to be repurchased at $716 on 11/01/2006	716	716
Merrill Lynch & Co. 5.30%, dated 10/31/2006 to be repurchased at $1,576 on 11/01/2006	1,576	1,576
Morgan Stanley Dean Witter & Co. 5.30%, dated 10/31/2006 to be repurchased at $501 on 11/01/2006	501	501

	Shares	Value
Investment Companies (0.1%)

Barclays Global Investor Institutional Money Market Fund
1-day yield of 5.24%	286,473	286
Merrimac Cash Fund, Premium Class
1-day yield of 5.09%(@)	105,778	106
Total Security Lending Collateral (cost: $11,399)		11,399
Total Investment Securities (cost: $384,876)(#)		$ 435,561

NOTES TO SCHEDULE OF INVESTMENTS:
(‡)	Non-income producing.
(†)	At October 31, 2006, all or a portion of this security is on loan (see Note 1). The value at October 31, 2006, of all securities on loan is $10,982.
(a)	Passive Foreign Investment Company.
(*)	Floating or variable rate note. Rate is listed as of October 31, 2006.
(††)

Cash collateral for the Repurchase Agreements, valued at $3,328, that serve as collateral for securities lending, are invested in corporate bonds with interest rates and maturity dates ranging from 0.00% - 9.25% and 11/06/2006 - 3/15/2046, respectively.

(@)	Regulated investment company advised by Investors Bank and Trust Co. (“IBT”). IBT is also the accounting, custody and lending agent for the Fund.
(#)

Aggregate cost for Federal income tax purposes is $386,605. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $53,294 and $4,338, respectively. Net unrealized appreciation for tax purposes is $48,956.

DEFINITIONS:

144A

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2006, these securities aggregated $13,311 or 3.1% of the net assets of the Fund.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

The notes to the financial statements are an integral part of this report.

(unaudited)

	Percentage of
	Net Assets	Value
INVESTMENTS BY INDUSTRY:
Commercial Banks	14.3%	$61,254
Security & Commodity Brokers	10.5%	45,153
Chemicals & Allied Products	7.5%	32,355
Pharmaceuticals	5.7%	24,344
Beverages	5.5%	23,492
Wholesale Trade Durable Goods	4.2%	18,214
Aerospace	3.4%	14,407
Real Estate	3.3%	14,230
Telecommunications	3.1%	13,497
Rubber & Misc. Plastic Products	3.0%	12,939
Radio & Television Broadcasting	3.0%	12,818
Food & Kindred Products	2.7%	11,646
Stone, Clay & Glass Products	2.7%	11,543
Electronic Components & Accessories	2.6%	11,033
Communications Equipment	2.5%	10,790
Electronic & Other Electric Equipment	2.5%	10,680
Oil & Gas Extraction	2.5%	10,607
Automotive	2.2%	9,376
Food Stores	2.1%	9,234
Engineering & Management Services	1.9%	8,024
Railroads	1.7%	7,340
Life Insurance	1.7%	7,231
Drug Stores & Proprietary Stores	1.6%	6,670
Radio, Television & Computer Stores	1.5%	6,369
Primary Metal Industries	1.5%	6,294
Manufacturing Industries	1.2%	4,959
Personal Credit Institutions	1.0%	4,409
Hotels & Other Lodging Places	1.0%	4,331
Business Services	0.9%	4,051
Industrial Machinery & Equipment	0.8%	3,251
Instruments & Related Products	0.7%	3,107
Mortgage Bankers & Brokers	0.1%	514
Investment Securities, at value	98.9%	424,162
Short-Term Investments	2.7%	11,399
Total Investment Securities	101.6%	$435,561

The notes to the financial statements are an integral part of this report.

TA IDEX Neuberger Berman International

MARKET ENVIRONMENT

International stocks continued to outpace U.S. equities with the Morgan Stanley Capital International EAFE Index (“MSCI-EAFE”), more than doubling the return on the Standard and Poor’s 500 Composite Stock Index since inception of the portfolio in December 2005 to the close of the fiscal year. The beginning of year saw strong growth globally, with the Japanese economy recovering from years of deflation and the German economy showing renewed strength. Emerging markets posted impressive growth, especially in rapidly industrializing China and India and in commodity exporting countries. Commodities prices came under pressure in the second quarter, as concerns about the Federal Reserve Board’s policy of continued tightening and as the European Central Bank and the Bank of Japan decisions to raise interest rates heightened worries about future growth

PERFORMANCE

For the period from inception December 6, 2005 through October 31, 2006, TA IDEX Neuberger Berman International, Class I returned 17.61%. By comparison its benchmark, the MSCI-EAFE, returned 22.90%.

STRATEGY REVIEW

Although the portfolio outperformed the benchmark from inception through the end of April, the pull back in energy stocks, which began in May, as well as a dramatic decline in emerging market valuations that began the same month, caused the portfolio to underperform.

In the third quarter, emerging market stocks rebounded. Oil prices and energy stocks recovered in July but fell precipitously in late August. Following the announcement by the Organization of the Petroleum Exporting Countries (“OPEC”) in October that the cartel would cut production, oil prices and energy stock valuations recovered. This, along with the announcement of takeover bids for three stocks in the portfolio have contributed to solid performance in the month of October, however, the porfolio trailed the benchmark for the period from inception to the end of the fiscal year.

On the basis of individual holdings, alcoholic cider brewer C&C Group plc (“C&C”) (Ireland/ consumer staples), automaker Dr. Ing. h.c.F. Porsche AG (Germany/ consumer discretionary), offshore drilling services provider Prosafe, Lp (Norway/ energy), exploration and production company Tullow Oil plc (United Kingdom (“U.K.”)/ energy) and kitchen interior manufacturer Nobia Ab (Sweden/ consumer discretionary) had the greatest positive impact on performance.

The individual holdings that had the greatest negative impact on performance were internet payment service NETeller plc (U.K./ financials), internet protocol television (“IPTV”) hardware and software supplier Advanced Digital Broadcast, Inc. (Switzerland/ information technology (“IT”)), internet portal Universo Online S/A (Brazil/ IT), online gambling firm 888 Holdings plc (U.K./ consumer discretionary), and consumer finance company Acom Co., Ltd. (Japan/ financials).

Led by the C& C holdings, consumer staples made the largest contribution to the portfolio’s results. Our overweight to energy, combined with superior stock selection in the sector also contributed to overall returns. Poor results from stock selection in IT and our underweight in financials and utilities detracted from relative performance.

On a geographic basis, exceptionally strong performance of our holdings in Ireland, Norway, Sweden, and Argentina made substantial contributions to overall performance. Relative performance was held back by investments in Canada and Switzerland, as well as our underweight in Spain.

Clearly, we are not satisfied with performance as our goal is to outperform the MSCI-EAFE. We are confident that we can achieve this outperformance by following our longstanding philosophy of identifying high quality, growing companies trading at attractive valuations using a bottom-up stock picking approach.

We combine the best of these opportunities into all cap portfolios with superior risk/reward characteristics. We believe our investment style captures elements of both growth and value investing. Our investment focus, however, is always on companies of the highest quality. During this period, as our investments have underperformed the benchmark, we have remained committed, in a disciplined manner, to following our philosophy.

We do not alter our approach based on cyclical economic changes. Our analysis indicates that high quality, well managed, growing companies offer shareholders the best returns over the long term regardless of the economic climate. We believe that this will continue to be the case, and our investment process is geared to finding these firms, and investing in them at attractive valuation levels.

Benjamin Segal, CFA

Fund Manager

Neuberger Berman Management, Inc.

This Fund is only available for investment by the Asset Allocation Portfolios.

Comparison of change in value of $10,000 investment in TA IDEX Neuberger Berman International (the “Fund”) and its comparative index.

Total Return for Period Ended 10/31/06

	From Inception	Inception Date

Fund (NAV)	17.61%	12/6/05
MSCI-EAFE(1)	22.90%	12/6/05

NOTES

(1)          The Morgan Stanley Capital International-Europe, Australia, and Far East (MSCI-EAFE) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of the Fund. Source: Standard & Poor’s Micropal®© Micropal, Inc. 2006 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

International investing involves special risks including currency fluctuations, political instability, and different financial accounting standards.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

This fund is only available in Class I shares, which are not available for direct investment by the public.

Transamerica IDEX Mutual Funds	Annual Report 2006
TA IDEX Neuberger Berman International

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses. Shares of the Fund currently are sold only to certain Transamerica IDEX Mutual Funds and AEGON/Transamerica Series Trust (an affiliate of Transamerica IDEX Mutual Funds) asset allocation funds at net asset value, without any transaction costs.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2006 and held for the entire period until October 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period(a)

Class I
Actual	$1,000.00	$971.90	1.08%	$5.37
Hypothetical(b)	1,000.00	1,019.76	1.08%	5.50

(a)       Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)       5% return per year before expenses.

TABULAR PRESENTATION OF SCHEDULE OF INVESTMENTS

By Region

At October 31, 2006 (unaudited)

Europe	57.5%
North America	13.1%
Pacific Rim	22.5%
South America	5.4%
Other	1.5%
100.0%

This chart shows the percentage breakdown by region of the Fund’s total investment securities.

SCHEDULE OF INVESTMENTS

At October 31, 2006

(all amounts except share amounts in thousands)

	Shares	Value
PREFERRED STOCKS (3.6%)
Brazil (1.0%)
Universo Online SA(‡)	806,461	$4,692
Germany (2.6%)
Porsche AG	10,469	12,206
Total Preferred Stocks (cost: $14,489)		16,898

COMMON STOCKS (91.4%)
Australia (5.0%)
Hardman Resources, Ltd.(‡)	4,893,580	7,801
Paladin Resources, Ltd.(‡)	1,356,950	6,059
Timbercorp, Ltd.	502,369	1,135
Woodside Petroleum, Ltd.	276,758	8,042
Austria (0.0%)
CAT Oil AG(‡)	4,370	95
Belgium (4.6%)
Euronav NV	179,094	5,520
EVS Broadcast Equipment SA	9,661	525
Fortis	107,360	4,507
Icos Vision Systems NV(‡)	55,924	2,063
InBev	150,165	8,460
Bermuda (1.5%)
TPV Technology, Ltd.	8,338,000	6,934
Brazil (4.3%)
Cia Vale do Rio Doce-Class A, ADR	316,000	6,864
Natura Cosmeticos SA	194,400	2,682
Petroleo Brasileiro SA, ADR	78,100	6,932
Ultrapar Participacoes SA, Sponsored ADR(†)	172,190	3,332
Canada (9.8%)
Addax Petroleum Corp.	57,120	1,317
Addax Petroleum Corp.-144A(‡) (m)	98,900	2,280
Canadian Natural Resources, Ltd.	150,300	7,841
Centurion Energy International, Inc.(‡)	641,200	5,271
Corus Entertainment, Inc.	163,100	6,150
Great Canadian Gaming Corp.(‡)	265,400	2,819
MacDonald Dettwiler & Associates, Ltd.(‡)	152,740	5,697
Suncor Energy, Inc.	80,115	6,167
Talisman Energy, Inc.	462,600	7,617
France (6.2%)
BNP Paribas	45,471	5,000
GameLoft(‡) (†)	146,859	812
IPSOS	96,577	3,682
Kaufman & Broad SA	47,079	2,710
Societe Generale-Class A	25,040	4,161
Total SA, ADR(†)	83,300	5,676
Vallourec	26,576	6,614
Germany (4.5%)
Continental AG	67,463	7,545
Rhoen Klinikum AG	51,910	2,150
Wacker Chemie AG(‡)	43,055	5,174
Wincor Nixdorf AG	40,577	5,643
Greece (0.9%)
Sarantis SA	128,165	1,243
Titan Cement Co. SA	57,300	3,007
Ireland (9.5%)
Allied Irish Banks PLC	223,702	6,103
Anglo Irish Bank Corp. PLC	772,551	13,829
C&C Group PLC	360,112	5,966
CRH PLC	296,424	10,446
Depfa Bank PLC	197,570	3,319
Dragon Oil PLC(‡)	1,426,267	4,271

Italy (1.2%)
Marazzi Group SpA	367,907	4,179
Milano Assicurazioni SpA	147,940	1,150
Japan (13.8%)
Acom Co., Ltd.(a)	82,520	3,170
Aica Kogyo Co., Ltd.	58,200	736
Bosch Corp.	128,000	722
Chiyoda Corp.	229,000	4,144
FCC Co, Ltd.	346,300	7,951
Heiwa Corp.	356,200	4,682
Hogy Medical Co., Ltd.	50,100	2,023
Mars Engineering Corp.(†)	285,600	5,473
Maruichi Steel Tube, Ltd.	131,300	3,155
Nihon Kohden Corp.	120,100	2,255
Nissan Motor Co., Ltd.	674,600	8,067
Nissin Healthcare Food Service Co., Ltd.	135,400	1,705
Pasona, Inc.	1,177	2,371
Pentax Corp.(†)	855,000	3,554
Plenus Co., Ltd.	90,700	2,268
Sankyo Co., Ltd./Gunma	89,800	4,576
Sumitomo Metal Industries, Ltd.	818,000	3,072
Takuma Co., Ltd.	341,000	1,778
Tenma Corp.	95,100	1,615
Luxembourg (1.0%)
Tenaris SA, ADR	120,200	4,639
Netherlands (2.2%)
Aalberts Industries NV	52,779	4,143
OPG Groep NV	4,600	472
Sligro Food Group NV	63,293	3,756
Tele Atlas NV(‡)	85,104	1,596
Norway (0.9%)
ProSafe ASA(†)	61,520	3,931
South Korea (3.4%)
Daegu Bank	112,450	1,862
Hyundai Mobis	35,363	3,453
KT Corp.	112,070	5,085
SK Telecom Co., Ltd.	24,018	5,213
Spain (0.6%)
Renta Corp. Real Estate SA(‡)	72,790	2,820
Sweden (1.7%)
Nobia AB	106,180	3,764
Swedbank AB	119,600	3,917
Switzerland (1.5%)
Advanced Digital Broadcast Holdings SA(‡)	71,060	4,385
Swiss Reinsurance(a)	30,050	2,464
Taiwan (0.0%)
Hsinchu International Bank	113,910	82
United Kingdom (18.8%)
Barclays PLC	739,111	9,973
Barratt Developments PLC	276,050	5,702
Burren Energy PLC	601,906	9,545
GlaxoSmithKline PLC	88,425	2,361
Kensington Group PLC	308,875	5,328
Northern Rock PLC	207,342	4,734
Punch Taverns PLC	581,588	11,414
Raymarine PLC	67,920	549
Redrow PLC	825,256	9,672
RPS Group PLC	796,991	3,542
Tullow Oil PLC	590,820	4,389
Vodafone Group PLC	4,381,111	11,280
William Hill PLC	657,313	8,161
Total Common Stocks (cost: $385,698)		420,339

	Principal	Value
SECURITY LENDING COLLATERAL (3.9%)
Debt (3.8%)
Bank Notes (0.1%)
Bank of America
5.30%, due 11/20/2006(*)	561	561
Commercial Paper (1.1%)
Barton Capital LLC-144A
5.27%, due 11/02/2006	224	224
CAFCO Funding LLC-144A
5.29%, due 11/17/2006	329	329
CIESCO LLC-144A
5.29%, due 11/16/2006	224	224
Clipper Receivables Corp.
5.28%, due 11/15/2006	112	112
Commonwealth Bank of Australia
5.29%, due 11/30/2006	224	224
Compass Securitization-144A
5.31%, due 12/15/2006	224	224
CRC Funding LLC-144A
5.31%, due 12/19/2006	215	215
Fairway Finance Corp.-144A
5.28%, due 11/17/2006	337	337
5.29%, due 11/22/2006	219	219
Falcon Asset Securitization Corp.-144A
5.29%, due 11/14/2006	112	112
General Electric Capital Corp.
5.29%, due 11/03/2006	449	449
Govco, Inc.-144A
5.28%, due 11/10/2006	112	112
Greyhawk Funding-144A
5.30%, due 11/27/2006	224	224
Jupiter Securitization Corp.-144A
5.28%, due 11/06/2006	224	224
Lexington Parker Capital Corp.-144A
5.29%, due 11/09/2006	225	225
Old Line Funding LLC-144A
5.28%, due 11/15/2006	225	225
Ranger Funding Co. LLC-144A
5.29%, due 11/16/2006	112	112
Sheffield Receivables Corp.-144A
5.28%, due 11/08/2006	112	112
5.30%, due 11/28/2006	225	225
Three Pillars Funding LLC-144A
5.29%, due 11/20/2006	225	225
Variable Funding Capital Co. LLC-144A
5.27%, due 11/08/2006	449	449
5.29%, due 11/28/2006	106	106
Yorktown Capital LLC
5.30%, due 12/14/2006	225	225
Euro Dollar Overnight (0.2%)
Fortis Bank
5.26%, due 11/07/2006	449	449
Societe Generale
5.28%, due 11/01/2006	225	225
Svenska Handlesbanken
5.30%, due 11/01/2006	117	117
Euro Dollar Terms (1.3%)
Abbey National PLC
5.28%, due 12/01/2006	449	449
BancoBilbao Vizcaya Argentaria SA
5.31%, due 01/03/2007	225	225
Bank of Montreal
5.28%, due 12/04/2006	225	225
Bank of Nova Scotia
5.27%, due 11/13/2006	449	449
Barclays
5.31%, due 11/21/2006	561	561
5.30%, due 01/03/2007	449	449

BNP Paribas
5.28%, due 12/12/2006	337	337
5.28%, due 12/15/2006	449	449
Canadian Imperial Bank of Commerce
5.28%, due 11/29/2006	561	561
Credit Suisse First Boston Corp.
5.29%, due 12/22/2006	674	674
Fortis Bank
5.26%, due 11/09/2006	225	225
5.30%, due 11/20/2006	225	225
HBOS Halifax Bank of Scotland
5.30%, due 01/08/2007	225	225
Royal Bank of Canada
5.30%, due 11/17/2006	225	225
Toronto Dominion Bank
5.30%, due 12/11/2006	225	225
UBS AG
5.30%, due 01/04/2007	225	225
Repurchase Agreements (1.1%)(††)
Credit Suisse First Boston Corp. 5.35%, dated 10/31/2006 to be repurchased at $664 on 11/01/2006	664	664
Goldman Sachs Group, Inc. (The) 5.35%, dated 10/31/2006 to be repurchased at $1,123 on 11/01/2006	1,123	1,123
Merrill Lynch & Co. 5.30%, dated 10/31/2006 to be repurchased at $2,470 on 11/01/2006	2,470	2,470
Morgan Stanley Dean Witter & Co. 5.30%, dated 10/31/2006 to be repurchased at $785 on 11/01/2006	785	785

	Shares	Value
Investment Companies (0.1%)

Barclays Global Investor Institutional Money Market Fund
1-day yield of 5.24%	449,105	449
Merrimac Cash Fund, Premium Class
1-day yield of 5.09%(@)	165,829	166
Total Security Lending Collateral (cost: $17,871)		17,871
Total Investment Securities (cost: $418,058)(#)		$455,108

NOTES TO SCHEDULE OF INVESTMENTS:

(‡)	Non-income producing.
(†)	At October 31, 2006, all or a portion of this security is on loan (see Note 1). The value at October 31, 2006, of all securities on loan is $16,903.
(a)	Passive Foreign Investment Company.
(*)	Floating or variable rate note. Rate is listed as of October 31, 2006.
(††)

Cash collateral for the Repurchase Agreements, valued at $5,218, that serve as collateral for securities lending, are invested in corporate bonds with interest rates and maturity dates ranging from 0.00% - 9.25% and 11/06/2006 - 3/15/2046, respectively.

(@)	Regulated investment company advised by Investors Bank and Trust Co. (“IBT”). IBT is also the accounting, custody and lending agent for the Fund.
(m)	Securities valued as determined in good faith in accordance with procedures established by the Fund’s Board of Trustees.

(#)                                 Aggregate cost for Federal income tax purposes is $418,176. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $55,177 and $18,245, respectively. Net unrealized appreciation for tax purposes is $36,932.

DEFINITIONS:

144A                   144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2006, these securities aggregated $6,403 or 1.4% of the net assets of the Fund.

ADR                       American Depositary Receipt

The notes to the financial statements are an integral part of this report.

(unaudited)

	Percentage of Net Assets	Value
INVESTMENTS BY INDUSTRY:
Oil & Gas Extraction	17.3%	$79,647
Commercial Banks	11.5%	52,752
Telecommunications	4.7%	21,578
Automotive	4.4%	20,274
Business Services	3.5%	15,893
Restaurants	3.3%	15,387
Residential Building Construction	3.3%	15,374
Manufacturing Industries	3.3%	15,280
Beverages	3.1%	14,426
Chemicals & Allied Products	2.9%	13,168
Metal Mining	2.8%	12,922
Primary Metal Industries	2.8%	12,841
Computer & Data Processing Services	2.8%	12,742
Motor Vehicles, Parts & Supplies	2.6%	12,127
Amusement & Recreation Services	2.4%	10,980
Lumber & Other Building Materials	2.3%	10,446
Electronic & Other Electric Equipment	1.9%	8,564
Rubber & Misc. Plastic Products	1.6%	7,545
Computer & Office Equipment	1.5%	6,934
Petroleum Refining	1.3%	6,167
Radio & Television Broadcasting	1.3%	6,150
Engineering & Management Services	1.3%	5,922
Water Transportation	1.2%	5,520
Security & Commodity Brokers	1.2%	5,328
Mortgage Bankers & Brokers	1.0%	4,734
Medical Instruments & Supplies	0.9%	4,278
Furniture & Fixtures	0.8%	3,764
Wholesale Trade Nondurable Goods	0.8%	3,756
Insurance	0.8%	3,614
Instruments & Related Products	0.8%	3,554
Electric, Gas & Sanitary Services	0.8%	3,542
Personal Credit Institutions	0.7%	3,170
Stone, Clay & Glass Products	0.7%	3,007
Pharmaceuticals	0.6%	2,833
Real Estate	0.6%	2,820
Construction	0.6%	2,710
Health Services	0.5%	2,150
Electronic Components & Accessories	0.4%	2,063
Fabricated Metal Products	0.4%	1,615
Holding & Other Investment Offices	0.2%	1,135
Electrical Goods	0.1%	525
Investment Securities, at value	95.0%	437,237
Short-Term Investments	3.9%	17,871
Total Investment Securities	98.9%	$455,108

The notes to the financial statements are an integral part of this report.

TA IDEX Oppenheimer Developing Markets

MARKET ENVIRONMENT

The reporting period was marked by a long overdue correction in emerging markets during May and June. This sell-off was caused by concerns over increasing inflation, rising interest rates and high oil prices in the U.S. and Europe. Indeed, interest rates rose in many parts of the world as central bankers put world equity markets on the defensive path. Stock markets worldwide took the June rate hike hard, fearing it would hurt their respective economies and corporate profits. However, emerging markets did rebound in the latter half of the reporting period, although insufficient to overcome losses sustained in May and June.

PERFORMANCE

For the period from inception December 6, 2005 through October 31, 2006, TA IDEX Oppenheimer Developing Markets, Class I returned 14.64%. By comparison its benchmark, the Morgan Stanley Capital International Emerging Markets Index (“MSCI Emerging Markets”), returned 23.01%.

STRATEGY REVIEW

The portfolio underperformed its benchmark for the reporting period. Although the portfolio’s performance was disappointing, there were some positive contributors to return. One of the strongest performing stocks was Aneka Tambang Pt Tbk, a diversified Indonesian miner producer, whose success was driven by rising demand for commodities in newly industrialized regions such as China. Our two best performing sectors relative to the benchmark were industrials and information technology, where our stock selection proved very strong. One of our best performing industrial stocks was Motech Industries, Inc., a solar panel display manufacturer that is not included in the MSCI Emerging Markets Index. Information technology holding Hynix Semiconductor Inc. (“Hynix”), a Korean semiconductor firm, benefited from the strength in the dynamic random access memory (“DRAM”) market. Hynix similarly does not have a weighting in the MSCI Emerging Markets Index.

Negative contributors to the portfolio’s performance included Inventec Appliances Corporation (“Inventec”), a Taiwanese original device manufacturer specializing in the design and manufacture of MP3 players, global positioning systems (“GPS”) systems and wireless handsets. Inventec’s most important supply relationship is with Apple Computer, Inc. (“Apple”) for production of the iPod. Earlier in the year, Apple announced weaker than expected iPod sales, which hurt both Apple and Inventec share prices.

The portfolio was also hurt by the performance of Ssangyong Motor Company (“Ssangyong”), a Korean automobile manufacturer. In addition to weakening demand for automobiles caused by rising oil prices and a slowdown in Korean spending, attempts by the company to cut back on production were blocked by challenges from union workers. Although painful in the short run, we believe both Inventec and Ssangyong are excellent long-term growth stories. Inventec’s relationship with a variety of leading personal electronics brands is typical of many of Taiwan’s strongest technology companies. Ssangyong is also a solid growth story, whose recent underperformance led us to add to our position in the stock. All of the Korean automobile manufacturers have positioned themselves well in China’s nascent automobile industry, which we believe will lead to growth in global demand for automobiles for the next several years.

Although market conditions may impact our near-term perspective on opportunities, they do not change our approach to researching companies. In evaluating opportunities around the globe, we continue to apply our long-term, growth-oriented investment style. New investments must be in attractive businesses that have sustainable growth or the potential for a dramatic improvement in fundamentals.

Mark H. Madden

Fund Manager

OppenheimerFunds, Inc.

This Fund is only available for investment by the Asset Allocation Portfolios.

Comparison of change in value of $10,000 investment in TA IDEX Oppenheimer Developing Markets (the “Fund”) and its comparative index.

Total Return for Period Ended 10/31/06

	From Inception	Inception Date
Fund (NAV)	14.64%	12/6/05
MSCI-EMI(1)	23.01%	12/6/05

NOTES

(1)          The Morgan Stanley Capital Emerging Markets (MSCI-EMI) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of the Fund. Source: Standard & Poor’s Micropal®© Micropal, Inc. 2006 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

International investing involves special risks including currency fluctuations, political instability, and different financial accounting standards.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

This fund is only available in Class I shares, which are not available for direct investment by the public.

Transamerica IDEX Mutual Funds	Annual Report 2006
TA IDEX Oppenheimer Developing Markets

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses. Shares of the Fund currently are sold only to certain Transamerica IDEX Mutual Funds and AEGON/Transamerica Series Trust (an affiliate of Transamerica IDEX Mutual Funds) asset allocation funds at net asset value, without any transaction costs.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2006 and held for the entire period until October 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period(a)

Class I
Actual	$1,000.00	$968.60	1.45%	$7.19
Hypothetical(b)	1,000.00	1,017.90	1.45%	7.37

(a)       Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)       5% return per year before expenses.

TABULAR PRESENTATION OF SCHEDULE OF INVESTMENTS

By Region

At October 31, 2006 (unaudited)

Africa	6.6%
Asia	13.1%
Eastern Europe	5.2%
Europe	5.8%
Latin America	7.2%
North America	2.5%
Pacific Rim	35.8%
South America	17.6%
Other	6.2%
100.0%

This chart shows the percentage breakdown by region of the Fund’s total investment securities.

SCHEDULE OF INVESTMENTS

At October 31, 2006

(all amounts except share amounts in thousands)

	Shares	Value
PREFERRED STOCKS (5.0%)
Brazil (4.7%)
All America Latina Logistica SA	527,000	$4,610
Banco Bradesco SA	86,320	3,072
Cia de Bebidas das Americas, ADR	25,200	1,100

Eletropaulo Metropolitana de Sao Paulo SA Preferred-Class B(‡)	34,962,900	1,521
Lojas Americanas SA	51,383,000	2,331
Sadia SA	1,269,000	3,751
Tele Norte Leste Participacoes SA	32,000	468
South Korea (0.3%)
Hyundai Motor Co.	13,890	639
S-Oil Corp.	8,202	448
Total Preferred Stocks (cost: $15,379)		17,940

COMMON STOCKS (92.0%)
Bermuda (0.4%)
Bunge, Ltd.	13,100	840
Varitronix International, Ltd.	896,000	541
Brazil (12.7%)
All America Latina Logistica SA, GDR-144A(a)	44,600	390
Aracruz Celulose SA, Sponsored ADR	27,100	1,491
Banco Bradesco SA(‡)	1,790	18
Banco Bradesco SA, Sponsored ADR(†)	47,600	1,704
Banco Nossa Caixa SA	51,000	1,199

Cia Brasileira de Distribuicao Grupo Pao de Acucar, ADR	114,600	3,423
Cia de Bebidas das Americas, ADR	10,000	394
Cia Vale do Rio Doce, ADR	119,600	3,043
Cia Vale do Rio Doce-Class A, ADR	112,600	2,446
Cosan SA Industria e Comercio(‡)	44,000	751
Cyrela Brazil Realty SA, GDR-144A(‡)(†) (a)	13,300	2,712
Diagnosticos da America SA(‡)	125,200	2,459
Empresa Brasileira de Aeronautica SA	183,000	1,902
Gafisa SA(‡)	111,400	1,641
Natura Cosmeticos SA	114,600	1,581
Petroleo Brasileiro SA, ADR	204,606	17,957
Tele Norte Leste Participacoes SA	92,000	2,745
Canada (0.5%)
Yamana Gold, Inc.	180,600	1,792
Cayman Islands (1.0%)
GlobalSantaFe Corp.	41,200	2,138
Hutchison Telecommunications International, Ltd.(‡)	672,000	1,294
Chile (0.0%)
Empresas COPEC SA	13,582	148
China (2.6%)
China Merchants Bank Co., Ltd.-Class H(‡)	153,000	239
China Oilfield Services, Ltd.	604,000	339
China Petroleum & Chemical Corp.-Class H	4,322,000	3,000
China Shenhua Energy Co., Ltd.-Class H	1,049,000	1,844
Industrial & Commercial Bank of China-Class H(‡)	2,800,000	1,252
PetroChina Co., Ltd.-Class H	1,482,000	1,632
Yanzhou Coal Mining Co., Ltd.	1,747,000	1,145
Denmark (0.3%)
FLSmidth & Co. A/S-Class B	22,100	1,166
Egypt (2.5%)
Commercial International Bank, GDR	158,950	1,457
Commercial International Bank, GDR-144A(‡)(a)	97,800	897
Eastern Tobacco	31,288	1,555
Medinet Nasr Housing	57,262	878
Orascom Construction Industries	3,987	172
Orascom Telecom Holding SAE	74,317	4,201

France (0.8%)
Technip SA	44,960	2,708
Hong Kong (0.2%)
Television Broadcasts, Ltd.	112,000	642
Hungary (0.5%)
OTP Bank Rt	55,900	1,965
India (12.9%)
Amtek Auto, Ltd.	374,500	2,593
Bajaj Auto, Ltd.	31,100	1,900
Bharat Electronics, Ltd.	30,600	754
Bharat Heavy Electricals	37,527	2,012
Bharti Televentures(‡)	275,500	3,244
GAIL India, Ltd.	265,780	1,511
Gateway Distriparks, Ltd.	39,400	147
HCL Technologies, Ltd.	128,870	1,782
Housing Development Finance Corp.	154,700	5,052
ICICI Bank, Ltd., Sponsored ADR	88,100	3,097
Infosys Technologies, Ltd.	117,900	5,485
ITC, Ltd.	475,600	2,005
Larsen & Toubro, Ltd.	143,600	4,187
Mahindra & Mahindra, Ltd.	150,161	2,610
Oil & Natural Gas Corp., Ltd.	46,560	843
Reliance Capital, Ltd.	84,500	1,097
Reliance Industries, Ltd.	138,500	3,771
Reliance Natural Resources, Ltd.(‡)	210,000	118
Rico Auto Industries, Ltd.	322,900	539
Tata Consultancy Services, Ltd.	148,805	3,584
Trent, Ltd.	24,982	472
Indonesia (5.1%)
Aneka Tambang Tbk PT	5,435,400	4,146
Astra International Tbk PT	1,293,000	1,901
Bank Mandiri Persero Tbk PT	6,506,500	1,946
Gudang Garam Tbk PT	1,664,000	1,799
Indosat Tbk PT	7,790,500	4,446
Telekomunikasi Indonesia Tbk PT	4,621,000	4,260
Israel (2.4%)
Bank Hapoalim, Ltd.	461,947	2,302
Bank Leumi Le-Israel	526,700	2,178
Elbit Systems, Ltd.	5,266	166
Israel Discount Bank, Ltd.-Class A(‡)	661,700	1,363
Makhteshim-Agan Industries, Ltd.	16,800	84
Ormat Industries	19,800	205
Teva Pharmaceutical Industries, Ltd., ADR	67,300	2,219
Luxembourg (0.7%)
Tenaris SA, ADR	68,300	2,636
Mexico (6.6%)
America Movil SA de CV-Class L, ADR	178,900	7,669
Cemex SA B de CV, ADR(‡)	88,954	2,734
Consorcio ARA SA de CV	231,700	1,314
Corp Interamericana de Entretenimiento SA-Class B(‡)	400,700	912
Corporacion Geo SA de CV- Class B(‡)	382,900	1,754
Empresas ICA Sociedad Controladora SA de CV(‡)	553,400	1,895

Fomento Economico Mexicano SA de CV, Sponsored ADR	21,700	2,098
Grupo Financiero Banorte SA de CV- Class O	159,500	578
Grupo Financiero Inbursa SA-Class O	886,400	1,607
Impulsora Del Desarrollo Y El Empleo en America Latina SA
de CV(‡)	1,236,000	1,240
Sare Holding SA de CV-Class B(‡)	1,724,609	2,053
Norway (0.3%)
DET Norske Oljeselskap(‡)(†)	703,400	1,172
Panama (0.5%)
Banco Latinoamericano de Exportaciones SA	120,000	1,961
Philippine Islands (1.2%)
Jollibee Foods Corp.	1,461,100	1,158
SM Prime Holdings	17,000,241	3,104

Portugal (0.2%)
Jeronimo Martins	43,800	839
Russia (2.7%)
LUKOIL, ADR	63,900	5,170
OAO TMK, GDR-144A(‡)	17,700	447
Surgutneftegaz OJSC, Sponsored ADR	67,560	4,277
Singapore (0.9%)
Keppel Corp., Ltd.	175,000	1,776
SembCorp Marine, Ltd.	624,000	1,371
South Africa (6.5%)
Anglo Platinum, Ltd.	48,300	5,169
AngloGold Ashanti, Ltd., ADR(†)	115,400	4,913
Aspen Pharmacare Holdings, Ltd.(‡)	103,369	469
Aveng, Ltd.	82,389	348
Harmony Gold Mining Co., Ltd., ADR(‡)	69,600	1,082
Impala Platinum Holdings, Ltd.	17,800	3,123
JD Group, Ltd.	62,700	651
Liberty Group, Ltd.	83,400	842
Massmart Holdings, Ltd.	153,900	1,236
Murray & Roberts Holdings, Ltd.	304,570	1,570
Standard Bank Group, Ltd.	95,400	1,118
Steinhoff International Holdings, Ltd.	675,500	2,196
Tiger Brands, Ltd.	35,250	731
South Korea (11.8%)
Daegu Bank	62,040	1,027
FINETEC Corp.	64,182	1,121
GS Engineering & Construction Corp.	12,529	975
Hana Financial Group, Inc.	55,120	2,542
Humax Co., Ltd.	135,964	3,521
Hyundai Development Co.	21,490	1,083
Hyundai Engineering & Construction, Co., Inc.(‡)	40,955	2,291
Hyundai Motor Co.	32,170	2,615
Jeonbuk Bank	89,791	872
Kia Motors Corp.	165,150	2,498
Kookmin Bank, ADR	24,300	1,928
Korea Investment Holdings Co., Ltd.	32,080	1,532
Kyeryong Construction Industrial Co., Ltd.	19,010	779
LG Corp.	23,540	670
Mirae Asset Securities Co., Ltd.	21,406	1,413
NHN Corp.(‡)	6,954	690
Pacific Corp.	1,614	224
Pacific Corp.(‡)	2,994	1,551
Pusan Bank	45,180	580
Samsung Electronics Co., Ltd.	7,555	4,899
Shinhan Financial Group Co., Ltd.	25,970	1,198
Shinsegae Co., Ltd.	1,910	1,101
S-Oil Corp.	32,156	2,194
Ssangyong Motor Co.(‡)	455,124	2,444
Telechips, Inc.	22,874	448
Woori Finance Holdings Co., Ltd.	91,140	1,949
Yedang Entertainment Co., Ltd.(‡)	67,550	486
Taiwan (12.2%)
Cathay Financial Holding Co., Ltd.	1,666,180	3,231
China Motor Corp.	10,020	9
Continental Engineering Corp.	530,290	370
Far Eastern Textile Co., Ltd.	613,740	465
Fubon Financial Holding Co., Ltd.	4,145,000	3,377
Fubon Financial Holding Co., Ltd., Sponsored GDR	59,400	484
High Tech Computer Corp.	109,800	2,724
Hon Hai Precision Industry Co., Ltd.	972,800	6,303
Inventec Appliances Corp.	748,300	1,690
Inventec Co., Ltd.	2,562,960	1,849
Lite-On Technology Corp.	1,609,113	1,945
MediaTek, Inc.	129,000	1,259
Merry Electronics Co., Ltd.	481,310	1,476

Mitac International	1,133,526	1,186
Motech Industries, Inc.	31,415	423
Powerchip Semiconductor Corp.	108,624	67
President Chain Store Corp.	479,000	1,054
Quanta Computer, Inc.	1,706,163	2,529
Shin Kong Financial Holding Co., Ltd.	326,418	289
Sunplus Technology Co., Ltd.	2,046,782	2,025
Synnex Technology International Corp.	1,208,300	1,104
Taiwan Fertilizer Co., Ltd.	110,000	179
Taiwan Semiconductor Manufacturing Co., Ltd.	831,000	1,524
Taiwan Semiconductor Manufacturing Co., Ltd., ADR(†)	452,200	4,386
Uni-President Enterprises Corp.	550,700	490
United Microelectronics Corp.	6,947,086	3,875
Thailand (1.1%)
Advanced Info Service PCL	351,500	866
Kiatnakin Bank PCL	609,600	527
Tisco Bank PCL	922,700	678
TMB Bank PCL(‡)	22,305,994	1,968
Turkey (4.5%)
Aksigorta AS	488,000	2,040
Anadolu Sigorta	56,667	103
Ford Otomotiv Sanayi AS	109,881	776
Haci Omer Sabanci Holding	828,500	3,492
Haci Omer Sabanci Holding AS, ADR	661,050	697
KOC Holding AS(‡)	733,412	2,840
Tupras-Turkiye Petrol Rafine	119,100	1,975
Turkcell Iletisim Hizmet AS	46,091	248
Turkiye Is Bankasi	202,700	1,313
Turkiye Vakiflar Bankasi Tao	568,338	2,980
United Kingdom (0.4%)
Highland Gold Mining, Ltd.(‡)	406,472	1,300
United States (0.5%)
Hydril(‡)	30,500	1,832
Total Common Stocks (cost: $307,789)		333,311

	Principal	Value
SECURITY LENDING COLLATERAL (1.8%)
Debt (1.7%)
Bank Notes (0.0%)
Bank of America
5.30%, due 11/20/2006(*)	204	204
Commercial Paper (0.5%)
Barton Capital LLC-144A
5.27%, due 11/02/2006	81	81
CAFCO Funding LLC-144A
5.29%, due 11/17/2006	119	119
CIESCO LLC-144A
5.29%, due 11/16/2006	81	81
Clipper Receivables Corp.
5.28%, due 11/15/2006	41	41
Commonwealth Bank of Australia
5.29%, due 11/30/2006	81	81
Compass Securitization-144A
5.31%, due 12/15/2006	81	81
CRC Funding LLC-144A
5.31%, due 12/19/2006	78	78
Fairway Finance Corp.-144A
5.28%, due 11/17/2006	122	122
5.29%, due 11/22/2006	79	79
Falcon Asset Securitization Corp.-144A
5.29%, due 11/14/2006	41	41
General Electric Capital Corp.
5.29%, due 11/03/2006	163	163
Govco, Inc.-144A
5.28%, due 11/10/2006	41	41

Greyhawk Funding-144A
5.30%, due 11/27/2006	82	82
Jupiter Securitization Corp.-144A
5.28%, due 11/06/2006	82	82
Lexington Parker Capital Corp.-144A
5.29%, due 11/09/2006	82	82
Old Line Funding LLC-144A
5.28%, due 11/15/2006	82	82
Ranger Funding Co. LLC-144A
5.29%, due 11/16/2006	41	41
Sheffield Receivables Corp.-144A
5.28%, due 11/08/2006	41	41
5.30%, due 11/28/2006	82	82
Three Pillars Funding LLC-144A
5.29%, due 11/20/2006	82	82
Variable Funding Capital Co. LLC-144A
5.27%, due 11/08/2006	163	163
5.29%, due 11/28/2006	39	39
Yorktown Capital LLC
5.30%, due 12/14/2006	82	82
Euro Dollar Overnight (0.1%)
Fortis Bank
5.26%, due 11/07/2006	163	163
Societe Generale
5.28%, due 11/01/2006	82	82
Svenska Handlesbanken
5.30%, due 11/01/2006	43	43
Euro Dollar Terms (0.6%)
Abbey National PLC
5.28%, due 12/01/2006	163	163
BancoBilbao Vizcaya Argentaria SA
5.31%, due 01/03/2007	82	82
Bank of Montreal
5.28%, due 12/04/2006	82	82
Bank of Nova Scotia
5.27%, due 11/13/2006	163	163
Barclays
5.31%, due 11/21/2006	204	204
5.30%, due 01/03/2007	163	163
BNP Paribas
5.28%, due 12/12/2006	122	122
5.28%, due 12/15/2006	163	163
Canadian Imperial Bank of Commerce
5.28%, due 11/29/2006	204	204
Credit Suisse First Boston Corp.
5.29%, due 12/22/2006	245	245
Fortis Bank
5.26%, due 11/09/2006	82	82
5.30%, due 11/20/2006	82	82
HBOS Halifax Bank of Scotland
5.30%, due 01/08/2007	82	82
Royal Bank of Canada
5.30%, due 11/17/2006	82	82
Toronto Dominion Bank
5.30%, due 12/11/2006	82	82
UBS AG
5.30%, due 01/04/2007	82	82
Repurchase Agreements (0.5%)(††)
Credit Suisse First Boston Corp. 5.35%, dated 10/31/2006 to be repurchased at $241 on 11/01/2006	241	241
Goldman Sachs Group, Inc. (The) 5.35%, dated 10/31/2006 to be repurchased at $408 on 11/01/2006	408	408

Merrill Lynch & Co. 5.30%, dated 10/31/2006 to be repurchased at $898 on 11/01/2006	898	898
Morgan Stanley Dean Witter & Co. 5.30%, dated 10/31/2006 to be repurchased at $285 on 11/01/2006	285	285

	Shares	Value
Investment Companies (0.1%)

Barclays Global Investor Institutional Money Market Fund
1-day yield of 5.24%	163,253	163
Merrimac Cash Fund, Premium Class
1-day yield of 5.09%(@)	60,280	60
Total Security Lending Collateral (cost: $6,496)		6,496
Total Investment Securities (cost: $329,664)(#)		$357,747

NOTES TO SCHEDULE OF INVESTMENTS:

(‡)                                  Non-income producing.

(†)                                  At October 31, 2006, all or a portion of this security is on loan (see Note 1). The value at October 31, 2006, of all securities on loan is $6,236.

(a)                          Security is deemed to be illiquid.

(*)                                 Floating or variable rate note. Rate is listed as of Octobe 31, 2006.

(††)                            Cash collateral for the Repurchase Agreements, valued at $1,897, that serve as collateral for securities lending, are invested in corporate bonds with interest rates and maturity dates ranging from 0.00% - 9.25% and 11/06/2006 - 3/15/2046, respectively.

(@)                            Regulated investment company advised by Investors Bank and Trust Co. (“IBT”). IBT is also the accounting, custody and lending agent for the Fund.

(#)                                 Aggregate cost for Federal income tax purposes is $330,760. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $39,765 and $12,778, respectively. Net unrealized appreciation for tax purposes is $26,987.

DEFINITIONS:

144A                   144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as ransactions exempt from registration, normally to qualified institutional buyers. At October 31, 2006, these securities aggregated $5,945 or 1.6% of the net assets of the Fund.

ADR                       American Depositary Receipt

GDR                      Global Depositary Receipt

The notes to the financial statements are an integral part of this report.

(unaudited)

	Percentage of Net Assets	Value
INVESTMENTS BY INDUSTRY:
Commercial Banks	14.0%	$50,509
Oil & Gas Extraction	10.8%	39,164
Telecommunications	8.1%	29,194
Metal Mining	7.5%	27,011
Holding & Other Investment Offices	5.4%	19,402
Electronic Components & Accessories	4.5%	16,422
Computer & Data Processing Services	4.0%	14,626
Automotive	3.7%	13,490
Real Estate	2.4%	8,772
Computer & Office Equipment	2.3%	8,248
Security & Commodity Brokers	2.2%	8,072
Construction	2.2%	8,042
Chemicals & Allied Products	2.0%	7,391
Electronic & Other Electric Equipment	1.9%	6,912
Communications Equipment	1.9%	6,687
Food & Kindred Products	1.8%	6,563
Tobacco Products	1.5%	5,359
Railroads	1.4%	4,999
Petroleum Refining	1.3%	4,737
Industrial Machinery & Equipment	1.3%	4,630
Food Stores	1.2%	4,477
Residential Building Construction	1.1%	4,014
Beverages	1.0%	3,592
Management Services	1.0%	3,584
Engineering & Management Services	0.9%	3,065
Mining	0.8%	2,990
Pharmaceuticals	0.8%	2,888
Stone, Clay & Glass Products	0.8%	2,734
Business Services	0.8%	2,724
Health Services	0.7%	2,459
Retail Trade	0.6%	2,337
Department Stores	0.6%	2,331
Furniture & Fixtures	0.6%	2,196
Insurance	0.6%	2,144
Automotive Dealers	0.5%	1,901
Specialty- Real Estate	0.5%	1,754
Electric Services	0.4%	1,521
Gas Production & Distribution	0.4%	1,511
Paper & Allied Products	0.4%	1,491
Amusement & Recreation Services	0.4%	1,398
Transportation Equipment	0.4%	1,371
Lumber & Other Building Materials	0.3%	1,166
Restaurants	0.3%	1,158
Life Insurance	0.3%	1,130
Wholesale Trade Nondurable Goods	0.2%	839
Furniture & Home Furnishings Stores	0.2%	651
Radio & Television Broadcasting	0.2%	642
Motor Vehicles, Parts & Supplies	0.2%	539
Apparel & Accessory Stores	0.1%	472
Medical Instruments & Supplies	0.1%	469
Textile Mill Products	0.1%	465
Fabricated Metal Products	0.1%	447
Communication	0.1%	248
Aerospace	0.1%	166
Transportation & Public Utilities	0.0%	147
Investment Securities, at value	97.0%	351,251
Short-Term Investments	1.8%	6,496
Total Investment Securities	98.8%	$357,747

The notes to the financial statements are an integral part of this report.

TA IDEX Oppenheimer Small- & Mid-Cap Value

MARKET ENVIRONMENT

The abbreviated reporting period since the Fund’s inception on August 1, 2006 was marked by positive investor sentiment. The catalysts for this sentiment included a decline in crude oil prices, which alleviated inflation fears and a pause in the Federal Reserve Board’s two-year interest rate hike program. These positive fundamentals, combined with strong corporate earnings results, provided stocks with an upsurge from late summer into the early fall. However, signs of an economic slowdown began to emerge, reflected in the third quarter gross domestic product (“GDP”) preliminary reading of 1.6% versus the second and first quarter readings of 2.6% and 5.6%, respectively.

PERFORMANCE

For the period from inception August 1, 2006 through October 31, 2006, TA IDEX Oppenheimer Small- & Mid-Cap Value, Class I returned 9.40%. By comparison its benchmark, the Russell 2500 Value Index, returned 8.57%.

STRATEGY REVIEW

The portfolio outperformed its benchmark. Top performing sectors were consumer discretionary and information technology (“IT”). In contrast, the bottom performers were the energy and healthcare sectors.

Among positive contributors to the portfolio’s performance was Marvel Entertainment, Inc., which performed well after lifting earnings forecasts for the year and citing positives such as lower second quarter taxes and impacts of share repurchase activity. Media holding Liberty Global, Inc. posted strong gains built on a solid second quarter and continued sound capital management. In materials, Texas Industries, Inc., a supplier of building materials, posted strong results based on successful execution of its business strategy and pricing environment for its product. In IT, an overweight in software along with double-digit returns from Activision, Inc. helped create significant positive alpha. Agilent Technologies, Inc., a top producer of testing equipment for the electronics and bio-tech industries, has benefited from a strong demand in the bio-analytics market.

Amidst healthy performance, there were some negative detractors. In the case of the portfolio’s coal companies, the stocks of Peabody Energy Corporation and Arch Coal, Inc. fell due to coal’s competitive relationship with natural gas. Since both serve to support the running of utilities in the U.S., lower prices in one can lead to less demand for the other, which was the case here. In healthcare, both Omnicare, Inc. and Coventry Health Care, Inc. were down for the period as industry pricing drove investors away.

The portfolio follows a research driven, bottom-up stock selection process in pursuit of finding what we believe are good investment opportunities within the value universe. This approach focuses on the long term, with less emphasis on trying to make short-term market calls, which we believe are difficult for anyone to do well on a consistent basis. Accordingly, we will continue to search for companies across all market sectors that, in our view, have strong earnings growth prospects over the long run and are trading at attractive valuations. We remain confident that this investment process is working to the benefit of shareholders and believe it will continue to yield strong result opportunities over the long term.

John Damian

Chris Leavy

Co-Fund Managers

Oppenheimer Funds, Inc.

This Fund is only available for investment by the Asset Allocation Portfolios.

Comparison of change in value of $10,000 investment in TA IDEX Oppenheimer Small- & Mid-Cap Value (the “Fund”) and its comparative index.

Total Return for Period Ended 10/31/06

	From Inception	Inception Date
Fund (NAV)	9.40%	8/1/06
Russell 2500 Value(1)	8.57%	8/1/06

NOTES

(1)          The Russell 2500 Value (“Russell 2500 Value”) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of the Fund. Source: Standard & Poor’s Micropal®© Micropal, Inc. 2006 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Investing in small cap stocks generally involves greater risk and volatility, therefore an investment in the fund may not be appropriate for everyone.

This fund is only available in Class I shares, which are not available for direct investment by the public.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica IDEX Mutual Funds	Annual Report 2006
TA IDEX Oppenheimer Small- & Mid-Cap Value

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses. Shares of the Fund currently are sold only to certain Transamerica IDEX Mutual Funds and AEGON/Transamerica Series Trust (an affiliate of Transamerica IDEX Mutual Funds) asset allocation funds at net asset value, without any transaction costs.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at August 1, 2006 and held for the entire period until October 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period(a)

Class I
Actual	$1,000.00	$1,094.00	1.15%	$3.00
Hypothetical(b)	1,000.00	1,009.60	1.15%	2.88

(a)       Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (91 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

TABULAR PRESENTATION OF SCHEDULE OF INVESTMENTS

By Sector

At October 31, 2006 (unaudited)

Basic Materials	5.5%
Communications	6.6%
Consumer Cyclical	10.1%
Consumer Non-Cyclical	13.4%
Diversified	0.3%
Energy	5.6%
Financial	21.7%
Industrial	16.8%
Technology	10.1%
Utilities	8.3%
Other	1.6%
100.0%

This chart shows the percentage breakdown by sector of the Fund’s total investment securities.

SCHEDULE OF INVESTMENTS

At October 31, 2006

(all amounts except share amounts in thousands)

	Shares	Value
CONVERTIBLE PREFERRED STOCKS (0.3%)
Holding & Other Investment Offices (0.3%)
Granahan McCourt Acquisition Corp.(‡)	35,900	$283
Total Convertible Preferred Stocks (cost: $285)		283

COMMON STOCKS (95.7%)
Aerospace (2.5%)
Empresa Brasileira de Aeronautica SA, ADR	27,100	1,128
Goodrich Corp.	27,100	1,195
Amusement & Recreation Services (1.3%)
Penn National Gaming, Inc.(‡)	31,700	1,159
Apparel & Accessory Stores (0.5%)
Urban Outfitters, Inc.(‡)	27,100	474
Apparel Products (1.0%)
Quiksilver, Inc.(‡)	67,760	945
Automotive (1.8%)
Oshkosh Truck Corp.	36,590	1,654
Business Credit Institutions (1.0%)
CIT Group, Inc.	18,190	947
Business Services (2.0%)
ACCO Brands Corp.(‡)	13,500	328
Clear Channel Outdoor Holdings, Inc.-Class A(‡)	43,370	1,065
TeleTech Holdings, Inc.(‡)	22,120	429
Chemicals & Allied Products (1.9%)
Chemtura Corp.	108,410	930
Mosaic Co. (The)(‡)	42,010	786
Commercial Banks (2.7%)
Cullen/Frost Bankers, Inc.	7,980	432
Marshall & IIsley Corp.	19,300	925
Zions Bancorp	14,050	1,130
Communication (3.1%)
Cablevision Systems Corp.-Class A	32,890	914
Crown Castle International Corp.(‡)	29,890	1,006
Liberty Global, Inc.-Class A(‡)	35,308	927
Computer & Data Processing Services (4.7%)
Activision, Inc.(‡)	66,220	1,021
BISYS Group (The), Inc.(‡)	53,960	596
Juniper Networks, Inc.(‡)	40,660	700
Novell, Inc.(‡)	158,360	950
Synopsys, Inc.(‡)	47,433	1,068
Computer & Office Equipment (2.8%)
Nuance Communications, Inc.(‡)	96,560	1,114
Scientific Games Corp.-Class A(‡)	26,270	736
Seagate Technology(‡)	32,330	730
Construction (1.5%)
Foster Wheeler, Ltd.(‡)	30,060	1,351
Drug Stores & Proprietary Stores (1.2%)
CVS Corp.	36,400	1,142
Electric Services (7.0%)
AES Corp. (The)(‡)	59,630	1,311
CMS Energy Corp.(‡)	135,520	2,018
Edison International	21,500	956
Mirant Corp.(‡)	31,832	941
NRG Energy, Inc.(‡)	24,270	1,169
Electronic & Other Electric Equipment (3.3%)
Ametek, Inc.	26,690	1,246
Cooper Industries, Ltd.-Class A	10,440	934
Harman International Industries, Inc.	8,550	875
Electronic Components & Accessories (4.0%)
Amphenol Corp.-Class A	10,840	736
Analog Devices, Inc.	16,260	517
ASML Holding NV, ADR(‡)	40,200	918
Conexant Systems, Inc.(‡)	162,620	314
Fairchild Semiconductor International, Inc.(‡)	13,400	216

Finisar Corp.(‡)	66,380	231
Marvell Technology Group, Ltd.(‡)	40,030	732
Optium Corp.(‡)	500	10
Engineering & Management Services (0.0%)
Stanley, Inc.(‡)	100	2
Food & Kindred Products (2.7%)
Bunge, Ltd.	16,200	1,039
ConAgra Foods, Inc.	55,560	1,453
Gas Production & Distribution (1.0%)
Southern Union Co.	32,600	902
Health Services (4.9%)
Coventry Health Care, Inc.(‡)	18,810	883
DaVita, Inc.(‡)	16,560	921
Omnicare, Inc.	44,910	1,701
Triad Hospitals, Inc.(‡)	26,600	985
Holding & Other Investment Offices (3.5%)
Affiliated Managers Group(‡)	15,620	1,564
American Financial Realty Trust REIT	40,100	468
BioMed Realty Trust, Inc. REIT	27,100	873
Douglas Emmett, Inc. REIT(‡)	11,700	279
Hotels & Other Lodging Places (3.8%)
Boyd Gaming Corp.	20,060	792
Hilton Hotels Corp.	32,520	941
Starwood Hotels & Resorts Worldwide, Inc.	15,580	931
Strategic Hotels & Resorts, Inc. REIT	37,940	807
Industrial Machinery & Equipment (3.1%)
Actuant Corp.-Class A	21,420	1,100
Cameron International Corp.(‡)	9,100	456
Dresser-Rand Group, Inc.(‡)	2,590	56
FMC Technologies, Inc.(‡)	3,920	237
National Oilwell Varco, Inc.(‡)	17,330	1,047
Instruments & Related Products (3.6%)
Agilent Technologies, Inc.(‡)	58,910	2,097
Fisher Scientific International(‡)	14,550	1,246
Insurance (5.7%)
ACE, Ltd.	8,000	458
Everest Re Group, Ltd.	18,720	1,857
Fidelity National Financial, Inc.	27,100	604
Fidelity National Title Group, Inc.-Class A	60,914	1,341
First Mercury Financial Corp.(‡)	1,200	25
Platinum Underwriters Holdings, Ltd.	32,420	968
Insurance Agents, Brokers & Service (1.7%)
National Financial Partners Corp.	39,198	1,544
Investment Companies (1.5%)
iShares Russell Midcap Value Index Fund	9,700	1,373
Lumber & Other Building Materials (1.0%)
Martin Marietta Materials, Inc.	10,500	924
Manufacturing Industries (1.0%)
Liberty Global, Inc.-Series C(‡)	37,898	964
Metal Mining (0.9%)
Phelps Dodge Corp.	7,890	792
Mining (1.0%)
Peabody Energy Corp.	21,690	910
Mortgage Bankers & Brokers (0.6%)
Countrywide Financial Corp.	14,280	544
Oil & Gas Extraction (1.9%)
Range Resources Corp.	30,500	828
Weatherford International, Ltd.(‡)	22,500	924
Petroleum Refining (1.5%)
Ashland, Inc.	16,100	952
Murphy Oil Corp.	9,360	441
Pharmaceuticals (3.3%)
Invitrogen Corp.(‡)	26,980	1,565
MedImmune, Inc.(‡)	32,520	1,042
Sepracor, Inc.(‡)	8,130	421

Primary Metal Industries (2.9%)
Steel Dynamics, Inc.	7,530	453
Texas Industries, Inc.	21,600	1,341
United States Steel Corp.	13,250	896
Printing & Publishing (0.1%)
GateHouse Media, Inc.	4,500	97
Real Estate (0.8%)
Grubb & Ellis Co.(‡)	58,140	709
Retail Trade (1.0%)
Valuevision Media, Inc.-Class A(‡)	67,760	875
Rubber & Misc. Plastic Products (1.1%)
Jarden Corp.(‡)	28,190	1,014
Savings Institutions (1.5%)
New Alliance Bancshares, Inc.	88,700	1,373
Security & Commodity Brokers (1.6%)
E*TRADE Financial Corp.(‡)	61,500	1,432
Trucking & Warehousing (0.8%)
JB Hunt Transport Services, Inc.	35,630	771
Water Transportation (0.9%)
Alexander & Baldwin, Inc.	17,200	792
Total Common Stocks (cost: $81,781)		87,916

Total Investment Securities (cost: $82,066)(#)		$88,199

NOTES TO SCHEDULE OF INVESTMENTS:

(‡)                                  Non-income producing.

(#)                                 Aggregate cost for Federal income tax purposes is $82,230. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $6,989 and $1,020, respectively. Net unrealized appreciation for tax purposes is $5,969.

DEFINITIONS:

ADR                     American Depositary Receipt

REIT                     Real Estate Investment Trust

The notes to the financial statements are an integral part of this report.

TA IDEX Transamerica Short-Term Bond

MARKET ENVIRONMENT

With commodities prices rising and spending by businesses and consumers showing considerable strength, the Federal Reserve Board (“Fed”) held fast to a policy of preemptively fighting inflation and slowing economic growth. Between November 2005 and June 2006, the Fed boosted the federal funds rate six times, for a total increase of 1.50%. Yields on shorter-term securities, which are highly sensitive to the Fed’s actions, followed suit. Longer-term yields, which are more responsive to inflation trends than to the Fed, rose only modestly, as investors anticipated that, energy prices notwithstanding, the Fed’s proactive stance would likely keep long-term inflationary pressures in check.

By late summer, lower energy prices and weakness in the housing market provided evidence that the Fed’s strategy was having the desired effect. With inflation receding and the economy beginning to slow, the Fed halted its 26-month campaign of rate increases. Market volatility diminished, yields declined, and the yield curve remained slightly inverted.

Reflecting their higher initial yields and continued strength in corporate cash flows and profits, short-term corporate bonds outperformed comparable-maturity Treasuries.

PERFORMANCE

For the year ended October 31, 2006, TA IDEX Transamerica Short-Term Bond, Class I returned 4.72%. By comparison its benchmark, the Merrill Lynch U.S. Corporate & Government 1-3 Year Index, returned 4.36%.

STRATEGY REVIEW

We attribute the portfolio’s outperformance to favorable interest-rate positioning, an overweighting in corporate bonds, and an effective industry focus within the corporate sector.

From November through June, we kept the portfolio’s duration 10% to 20% less than the benchmark, to limit the principal-eroding effects of rising rates. Thereafter, in the face of mounting evidence of a slowdown in the housing market and the economy as a whole, we anticipated the end to the Fed’s rate hikes and the decline in short maturity bond yields that would ensue. Increasing the portfolio’s interest-rate sensitivity, we enhanced the portfolio’s gains when yields later declined and the market rallied.

Within the corporate sector, we favored shorter-term securities for their attractive risk-reward profiles. While they provided noticeably higher yields than similar-maturity Treasuries, we believed very short-term corporate bonds carry only minimally higher risks than Treasuries. Initially, we emphasized bonds of energy, industrial and other companies that were able to increase prices due to robust demand in a strong global economy. Later, with the U.S. economy slowing and corporate event risk increasing, we assumed a more defensive posture, emphasizing real estate investment trusts (“REITs”), utilities, and financial services companies.

Heidi Y. Hu, CFA

Greg D. Haendel, CFA

Derek S. Brown, CFA

Co-Fund Managers

Transamerica Investment Management, LLC

This Fund is only available for investment by the Asset Allocation Portfolios.

Comparison of change in value of $10,000 investment in TA IDEX Transamerica Short-Term Bond (the “Fund”) and its comparative index.

Average Annual Total for Periods Ended 10/31/06

	1 Year	From Inception	Inception Date
Fund (NAV)	4.72%	2.61%	11/8/04
MLCG(1)	4.36%	2.77%	11/8/04

NOTES

(1)          The Merrill Lynch U.S. Corporate and Government 1-3 year (MLCG) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of the Fund. Source: Standard & Poor’s Micropal®© Micropal, Inc. 2006 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

This fund is only available in Class I shares, which are not available for direct investment by the public.

Transamerica IDEX Mutual Funds	Annual Report 2006
TA IDEX Transamerica Short-Term Bond

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses. Shares of the Fund currently are sold only to certain Transamerica IDEX Mutual Funds and AEGON/Transamerica Series Trust (an affiliate of Transamerica IDEX Mutual Funds) asset allocation funds at net asset value, without any transaction costs.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2006 and held for the entire period until October 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period(a)

Class I
Actual	$1,000.00	$1,031.20	0.70%	$3.58
Hypothetical(b)	1,000.00	1,021.68	0.70%	3.57

(a)       Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)       5% return per year before expenses.

TABULAR PRESENTATION OF SCHEDULE OF INVESTMENTS

By Bond Credit Quality (Moody Ratings)

At October 31, 2006 (unaudited)

A1	6.2%
A2	8.3%
A3	9.2%
Aa3	3.3%
Aaa	1.3%
B1	0.9%
B2	0.5%
B3	0.5%
Ba1	2.8%
Ba2	1.2%
Ba3	2.2%
Baa1	16.1%
Baa2	21.7%
Baa3	18.8%
Caa1	0.4%
Not Rated	6.6%
100.0%

This chart shows the percentage breakdown by Bond Credit Quality of the Fund’s total investment securities.

Credit Rating Description

A1 Upper medium grade obligations. Interest payments and principal are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

A2 Upper medium grade obligations. Interest payments and principal are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

A3 Upper medium grade obligations. Interest payments and principal are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Aa3 High grade obligations. Strong capacity to pay interest and repay principal.

Aaa Prime grade obligations. Exceptional financial security and ability to meet senior financial obligations.

B1 Moderate vulnerability to adverse business, financial and economic conditions but currently has the capacity to meet financial commitments.

B2 More vulnerable to adverse business, financial and economic conditions but currently has the capacity to meet financial commitments.

B3 Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Ba1 Moderate vulnerability in the near-term but faces major ongoing uncertainties in the event of adverse business, financial and economic conditions.

Ba2 Vulnerable in the near-term but faces major ongoing uncertainties in the event of adverse business, financial and economic conditions.

Ba3 More vulnerable in the near-term but faces major ongoing uncertainties in the event of adverse business, financial and economic conditions.

Baa1 Medium grade obligations. Interest payments and principal security are adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over great length of time.

Baa2 Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over great length of time.

Baa3 Medium grade obligations. Interest payments and principal security are not as adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over great length of time.

Caa1 Highly vulnerable may be in default on their policyholder obligations or there may be present elements of danger with respect to payment of policyholder obligations and claims.

SCHEDULE OF INVESTMENTS

At October 31, 2006

(all amounts except share amounts in thousands)

	Principal	Value
MORTGAGE-BACKED SECURITIES (2.7%)
SBA CMBS Trust, Series 2006-1A, Class A-144A
5.31%, due 11/15/2036	$3,620	$3,648
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A2
5.50%, due 10/15/2048	6,330	6,411
Total Mortgage-Backed Securities (cost: $9,981)		10,059

ASSET-BACKED SECURITIES (1.2%)
Honda Auto Receivables Owner Trust, Series 2005-A Class A3
4.46%, due 05/21/2009	3,545	3,518
USAA Auto Owner Trust, Series 2005-3, Class A2
4.52%, due 06/16/2008	1,194	1,191
Total Asset-Backed Securities (cost: $4,739)		4,709

CORPORATE DEBT SECURITIES (91.0%)
Aerospace (1.4%)
Textron Financial Corp.
5.88%, due 06/01/2007	5,200	5,215
Agriculture (0.5%)
Michael Foods, Inc.
8.00%, due 11/15/2013	1,815	1,874
Air Transportation (1.5%)
FedEx Corp.
3.50%, due 04/01/2009	6,000	5,766
Amusement & Recreation Services (0.8%)
Caesars Entertainment, Inc.
8.88%, due 09/15/2008	1,400	1,458
Mirage Resorts, Inc.
6.75%, due 02/01/2008	1,500	1,507
Automotive (1.6%)
DaimlerChrysler North America Holding Corp.
4.75%, due 01/15/2008	5,950	5,894
Beer, Wine & Distilled Beverages (1.6%)
Miller Brewing Co., Guaranteed Note-144A
4.25%, due 08/15/2008	6,000	5,886
Beverages (0.8%)
Anheuser-Busch Cos., Inc.
7.50%, due 03/15/2012	2,825	3,117
Business Credit Institutions (1.4%)
Pemex Finance, Ltd.
9.03%, due 02/15/2011	4,860	5,214
Business Services (1.4%)
International Lease Finance Corp., Series O, MTN
4.55%, due 10/15/2009	5,500	5,393
Chemicals & Allied Products (6.3%)
Cytec Industries, Inc.
5.50%, due 10/01/2010	1,440	1,433
Dow Chemical Co. (The)
5.00%, due 11/15/2007	4,870	4,848
ICI Wilmington, Inc.
4.38%, due 12/01/2008	6,202	6,068
IMC Global, Inc.
10.88%, due 06/01/2008	1,400	1,510
Potash Corp. of Saskatchewan
7.13%, due 06/15/2007	5,000	5,053
Praxair, Inc.
4.75%, due 07/15/2007	5,000	4,981
Commercial Banks (11.4%)
HSBC Capital Funding, LP/Jersey Channel Islands-144A
9.55%, due 06/30/2010(a) (b)	3,000	3,406

JPMorgan Chase & Co., Subordinated Note
7.00%, due 11/15/2009	6,000	6,286
Key Bank National Association
6.50%, due 04/15/2008	3,105	3,172
Popular North America, Inc.
5.20%, due 12/12/2007	5,000	4,981
Suntrust Preferred Capital I
5.85%, due 12/15/2011(a) (b)	3,254	3,280
USB Capital IX
6.19%, due 04/15/2011(a) (b)	4,500	4,595
VTB Capital SA for Vneshtorgbank-144A
0.00%, due 08/01/2008(*) (a)	6,600	6,600
Wachovia Capital Trust III
5.80%, due 03/15/2011(a) (b)	4,522	4,562
ZFS Finance USA Trust I-144A
6.15%, due 12/15/2065(b) (†)	3,000	3,017
Barclays Bank PLC-144A
8.55%, due 06/15/2011(a) (b)	3,000	3,381
Communication (3.2%)
British Sky Broadcasting PLC
8.20%, due 07/15/2009	6,000	6,422
Comcast Cable Communications
6.88%, due 06/15/2009	5,500	5,718
Construction (2.6%)
Centex Corp., Senior Note
4.75%, due 01/15/2008	4,960	4,912
Pulte Homes, Inc., Senior Note
4.88%, due 07/15/2009	5,000	4,924
Department Stores (1.4%)
Meyer (Fred) Stores, Inc.
7.45%, due 03/01/2008	5,100	5,227
Electric Services (7.9%)
Dominion Resources, Inc.
5.69%, due 05/15/2008	6,150	6,176
FPL Group Capital, Inc., Series B
5.55%, due 02/16/2008	6,000	6,014
Midamerican Energy Holdings Co., Senior Note
7.52%, due 09/15/2008	5,500	5,706
PSEG Funding Trust
5.38%, due 11/16/2007	6,240	6,233
TXU Electric Delivery Co.
5.00%, due 09/01/2007	6,000	5,976
Food Stores (0.8%)
Albertson’s, Inc.
7.50%, due 02/15/2011	1,600	1,661
Stater Brothers Holdings, Senior Note
8.89%, due 06/15/2010(*)	1,500	1,507
Gas Production & Distribution (6.2%)
El Paso Corp.
7.63%, due 08/16/2007	1,700	1,721
Oneok, Inc.
5.51%, due 02/16/2008	6,300	6,305
Ras Laffan Liquefied Natural Gas Co., Ltd.-144A
3.44%, due 09/15/2009	2,864	2,780
Sempra Energy, Senior Note
4.62%, due 05/17/2007	5,970	5,945
Southern Union Co., Senior Note
6.15%, due 08/16/2008	6,000	6,045
TE Products Pipeline, Senior Note
6.45%, due 01/15/2008	530	535

Holding & Other Investment Offices (6.4%)
BRE Properties, Inc. REIT
5.75%, due 09/01/2009	6,000	6,055
Healthcare Realty Trust, Inc. REIT, Senior Note
8.13%, due 05/01/2011	3,000	3,277
Host Marriott, LP REIT
9.25%, due 10/01/2007	1,500	1,545
iStar Financial, Inc. REIT
4.88%, due 01/15/2009	6,500	6,418
Rouse Co. (The) REIT
3.63%, due 03/15/2009	2,000	1,890
Simon Property Group, LP REIT
3.75%, due 01/30/2009	5,335	5,163
Hotels & Other Lodging Places (1.1%)
Hilton Hotels Corp.
7.63%, due 05/15/2008	1,350	1,379
Starwood Hotels & Resorts Worldwide, Inc.
7.88%, due 05/01/2012	2,800	2,936
Insurance (0.7%)
Oil Insurance, Ltd.-144A
7.56%, due 06/30/2011(a) (b)	2,500	2,601
Insurance Agents, Brokers & Service (0.8%)
Hartford Financial Services Group, Inc., Senior Note
5.55%, due 08/16/2008	3,000	3,016
Metal Mining (1.6%)
Barrick Gold Finance, Inc.
7.50%, due 05/01/2007	6,000	6,061
Oil & Gas Extraction (1.8%)
Anadarko Petroleum Corp.
3.25%, due 05/01/2008	6,120	5,928
Husky Oil, Ltd.
8.90%, due 08/15/2028(b)	1,000	1,053
Personal Credit Institutions (2.8%)
Capital One Bank
5.75%, due 09/15/2010	3,000	3,050
Erac USA Finance Co.-144A
7.95%, due 12/15/2009	5,500	5,898
General Motors Acceptance Corp.
5.13%, due 05/09/2008	1,500	1,473
Petroleum Refining (3.4%)
Enterprise Products Operating, LP, Series B
4.00%, due 10/15/2007	8,500	8,376
Premcor Refining Group (The), Inc.
6.75%, due 02/01/2011	4,500	4,701
Printing & Publishing (1.3%)
Viacom, Inc.
5.63%, due 05/01/2007	5,000	5,004
Radio & Television Broadcasting (0.6%)
Chancellor Media Corp.
8.00%, due 11/01/2008	2,000	2,089
Real Estate (3.8%)
Colonial Realty, LP
7.00%, due 07/14/2007	5,670	5,724
Post Apartment Homes, LP
7.70%, due 12/20/2010	5,000	5,385
Tanger Properties, LP REIT
9.13%, due 02/15/2008	3,229	3,349
Restaurants (0.4%)
Sbarro, Inc., Senior Note
11.00%, due 09/15/2009	1,500	1,526
Security & Commodity Brokers (3.9%)
Goldman Sachs Group, Inc.
5.66%, due 06/28/2010(*)	6,000	6,030
Mizuho JGB Investment LLC-144A

9.87%, due 06/30/2008(a) (b)	5,500	5,875
Residential Capital Corp.
6.38%, due 06/30/2010	2,967	3,011
Telecommunications (7.3%)
BellSouth Corp.
4.20%, due 09/15/2009	5,500	5,346
Nextel Partners, Inc.
8.13%, due 07/01/2011	6,290	6,604
Telecom Italia Capital SA, Series A
4.00%, due 11/15/2008	6,010	5,847
Verizon Global Funding Corp.
6.13%, due 06/15/2007	4,000	4,018
Vodafone Group PLC
3.95%, due 01/30/2008	6,000	5,906
Water Transportation (2.3%)
Carnival PLC
7.30%, due 06/01/2007	5,612	5,668
Royal Caribbean Cruises, Ltd.
7.00%, due 10/15/2007	2,891	2,923
Wholesale Trade Nondurable Goods (2.0%)
Dean Foods Co.
6.63%, due 05/15/2009	1,500	1,511
Safeway, Inc.
4.13%, due 11/01/2008	2,610	2,545
Safeway, Inc., Senior Note
7.00%, due 09/15/2007	3,634	3,685
Total Corporate Debt Securities (cost: $345,026)		345,170

COMMERCIAL PAPER (1.3%)
Communication (1.3%)
Viacom, Inc.-144A
5.53%, due 11/13/2006	4,985	4,976
Total Commercial Paper (cost: $4,976)		4,976

SECURITY LENDING COLLATERAL (0.8%)
Debt (0.8%)
Bank Notes (0.0%)
Bank of America
5.30%, due 11/20/2006(*)	99	99
Commercial Paper (0.3%)
Barton Capital LLC-144A
5.27%, due 11/02/2006	39	39
CAFCO Funding LLC-144A
5.29%, due 11/17/2006	58	58
CIESCO LLC-144A
5.29%, due 11/16/2006	39	39
Clipper Receivables Corp.
5.28%, due 11/15/2006	20	20
Commonwealth Bank of Australia
5.29%, due 11/30/2006	39	39
Compass Securitization-144A
5.31%, due 12/15/2006	39	39
CRC Funding LLC-144A
5.31%, due 12/19/2006	38	38
Fairway Finance Corp.-144A
5.28%, due 11/17/2006	59	59
5.29%, due 11/22/2006	38	38
Falcon Asset Securitization Corp.-144A
5.29%, due 11/14/2006	20	20
General Electric Capital Corp.
5.29%, due 11/03/2006	79	79
Govco, Inc.-144A

5.28%, due 11/10/2006	20	20
Greyhawk Funding-144A
5.30%, due 11/27/2006	39	39
Jupiter Securitization Corp.-144A
5.28%, due 11/06/2006	39	39
Lexington Parker Capital Corp.-144A
5.29%, due 11/09/2006	39	39
Old Line Funding LLC-144A
5.28%, due 11/15/2006	40	40
Ranger Funding Co. LLC-144A
5.29%, due 11/16/2006	20	20
Sheffield Receivables Corp.-144A
5.28%, due 11/08/2006	20	20
5.30%, due 11/28/2006	40	40
Three Pillars Funding LLC-144A
5.29%, due 11/20/2006	40	40
Variable Funding Capital Co. LLC-144A
5.27%, due 11/08/2006	79	79
5.29%, due 11/28/2006	19	19
Yorktown Capital LLC
5.30%, due 12/14/2006	40	40
Euro Dollar Overnight (0.0%)
Fortis Bank
5.26%, due 11/07/2006	79	79
Societe Generale
5.28%, due 11/01/2006	40	40
Svenska Handlesbanken
5.30%, due 11/01/2006	21	21
Euro Dollar Terms (0.3%)
Abbey National PLC
5.28%, due 12/01/2006	79	79
BancoBilbao Vizcaya Argentaria SA
5.31%, due 01/03/2007	40	40
Bank of Montreal
5.28%, due 12/04/2006	40	40
Bank of Nova Scotia
5.27%, due 11/13/2006	79	79
Barclays
5.31%, due 11/21/2006	99	99
5.30%, due 01/03/2007	79	79
BNP Paribas
5.28%, due 12/12/2006	59	59
5.28%, due 12/15/2006	79	79
Canadian Imperial Bank of Commerce
5.28%, due 11/29/2006	99	99
Credit Suisse First Boston Corp.
5.29%, due 12/22/2006	119	119
Fortis Bank
5.26%, due 11/09/2006	40	40
5.30%, due 11/20/2006	40	40
HBOS Halifax Bank of Scotland
5.30%, due 01/08/2007	40	40
Royal Bank of Canada
5.30%, due 11/17/2006	40	40
Toronto Dominion Bank
5.30%, due 12/11/2006	40	40
UBS AG
5.30%, due 01/04/2007	40	40
Repurchase Agreements (0.2%) (††)
Credit Suisse First Boston Corp. 5.35%, dated 10/31/2006 to be repurchased at $117 on 11/01/2006	117	117

Goldman Sachs Group, Inc. (The) 5.35%, dated 10/31/2006 to be repurchased at $198 on 11/01/2006	198	198
Merrill Lynch & Co. 5.30%, dated 10/31/2006 to be repurchased at $435 on 11/01/2006	435	435
Morgan Stanley Dean Witter & Co. 5.30%, dated 10/31/2006 to be repurchased at $138 on 11/01/2006	138	138

	Shares	Value
Investment Companies (0.0%)
Barclays Global Investor Institutional Money Market Fund
1-day yield of 5.24%	79,161	79
Merrimac Cash Fund, Premium Class
1-day yield of 5.09%(@)	29,230	29
Total Security Lending Collateral (cost: $3,150)		3,150

Total Investment Securities (cost: $367,872)(#)		$368,064

NOTES TO SCHEDULE OF INVESTMENTS:

(a)	The security has a perpetual maturity. The date shown is the next call date.
(b)	Coupon rate is fixed for a predetermined period of time and then converts to a floating rate until maturity date. Rate is listed as of October 31, 2006.
(*)	Floating or variable rate note. Rate is listed as of October 31, 2006.
(a)	Security is deemed to be illiquid.
(†)	At October 31, 2006, all or a portion of this security is on loan (see Note 1). The value at October 31, 2006, of all securities on loan is $3,079.
(††)

Cash collateral for the Repurchase Agreements, valued at $920, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00% - 9.25% and 11/06/2006 - 3/15/2046, respectively.

(@)	Regulated investment company advised by Investors Bank and Trust Co. (“IBT”). IBT is also the accounting, custody and lending agent for the Fund.
(#)

Aggregate cost for Federal income tax purposes is $367,872. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $1,350 and $1,158, respectively. Net unrealized appreciation for tax purposes is $192.

DEFINITIONS:

144A

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2006, these securities aggregated $48,793 or 12.9% of the net assets of the Fund.

MTN	Medium-Term Note

REIT	Real Estate Investment Trust

The notes to the financial statements are an integral part of this report.

TA IDEX UBS Large Cap Value

MARKET ENVIRONMENT

The fiscal year ended October 31, 2006 was a rewarding one for value investors, with the Russell 1000 Value Index (“Russell 1000 Value”) up 21.46% during the period. Although the portfolio slightly lagged those returns, it was a very positive period nonetheless.

Economic data was generally quite solid, as consumer confidence remained high throughout the period, corporate profitability was robust and unemployment figures trended steadily lower. Record-breaking energy prices captured headlines throughout the period, with oil prices climbing higher until August before falling off rather sharply.

During this time, the Federal Reserve Board (“Fed”) continued to raise short-term interest rates in an attempt to ward off inflation. This trend continued, with new chairman Ben Bernanke at the helm, until August, when the Fed paused, leaving rates unchanged at 5.25%. Although future interest rate hikes remain a possibility, the Fed continued to take a wait-and-see approach by leaving rates unchanged through the end of the reporting period. Bond yields rose in conjunction with the Fed’s moves, making equity markets that much more attractive in comparison.

PERFORMANCE

For the year ended October 31, 2006, TA IDEX UBS Large Cap Value, Class I returned 19.19%. By comparison its benchmark, the Russell 1000 Value, returned 21.46%.

STRATEGY REVIEW

The portfolio seeks to maximize total return, consisting of capital appreciation and current income. To pursue this objective, the portfolio invests in the stocks of US large capitalization companies, which we define as those with a market capitalization of at least $3 billion. As the portfolio’s sub-adviser, we generally focus on identifying what we believe are discrepancies between a security’s fundamental value and its market price when selecting securities for the portfolio. We base our estimates of a security’s fundamental value on economic, industry and company analysis, as well as on a company’s management team, competitive advantage and core competencies. Through this process, we aim to construct a portfolio with attractive relative price/value characteristics.

The most significant contribution to performance during the fiscal year came from our underweight exposure to energy reserve companies. As oil prices plummeted during the third quarter, a number of these companies were sold off and our limited exposure benefited relative performance. We continue to believe the supply/demand dynamic does not support current price levels. Although the correction in oil brings spot prices closer to our fair value estimate, we still believe current prices are high.

Our limited exposure to real estate detracted from returns. Real Estate Investment Trusts (“REITs”) performed solidly throughout the past fiscal year, and our contrarian view of the sector negatively impacted the portfolio. Elsewhere in real estate, we continue to find homebuilders unattractive, based on current price/value opportunities. Masco Corporation, a home improvement and building supply company, was one of the portfolio’s bottom performing holdings.

The portfolio’s best-performing holdings tended to be in the financial industry. The sector provides us with an interesting opportunity as we believe we will begin to see increasing margin pressure on regional banks overexposed to sub-prime lending and underexposed to the capital markets. We also believe we will continue to see upside potential among diversified financial companies. Morgan Stanley, JPMorgan Chase & Co. and Citigroup Inc. were some of the portfolio’s top holdings.

Investment Team

UBS Global Asset Management (Americas) Inc.

This Fund is only available for investment by the Asset Allocation Portfolios.

Comparison of change in value of $10,000 investment in TA IDEX UBS Large Cap Value (the “Fund”) and its comparative index.

Average Annual Total Return for Periods Ended 10/31/06

		From	Inception
	1 year	Inception	Date
Fund (NAV)	19.19%	14.44%	11/8/04
Russell 1000 Value(1)	21.46%	14.84%	11/8/04

NOTES

(1)          The Russell 1000 Value (Russell 1000 Value) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of the Fund. Source: Standard & Poor’s Micropal®© Micropal, Inc. 2006 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

This fund is only available in Class I shares, which are not available for direct investment by the public.

Transamerica IDEX Mutual Funds
Annual Report 2006
TA IDEX UBS Large Cap Value

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses. Shares of the Fund currently are sold only to certain Transamerica IDEX Mutual Funds and AEGON/Transamerica Series Trust (an affiliate of Transamerica IDEX Mutual Funds) asset allocation funds at net asset value, without any transaction costs.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2006 and held for the entire period until October 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning	Ending Account	Annualized	Expenses Paid
	Account Value	Value	Expense Ratio	During Period(a)

Class I
Actual	$1,000.00	$1,063.50	0.88%	$4.58
Hypothetical(b)	1,000.00	1,020.77	0.88%	4.48

(a)       Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)       5% return per year before expenses.

TABULAR PRESENTATION OF SCHEDULE OF INVESTMENTS

By Sector

At October 31, 2006 (unaudited)

Communications	10.8%
Consumer Cyclical	6.9%
Consumer Non-Cyclical	12.1%
Energy	9.8%
Financial	35.7%
Industrial	9.0%
Technology	1.9%
Utilities	8.1%
Other	5.7%
100.0%

This chart shows the percentage breakdown by sector of the Fund’s total investment securities.

SCHEDULE OF INVESTMENTS

At October 31, 2006

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (96.5%)
Aerospace (1.9%)
Lockheed Martin Corp.	17,200	$1,495
Northrop Grumman Corp.	41,100	2,729
Air Transportation (1.7%)
FedEx Corp.	33,500	3,837
Automotive (1.6%)
Harley-Davidson, Inc.	27,800	1,908
PACCAR, Inc.	27,700	1,640
Beverages (1.7%)
Anheuser-Busch Cos., Inc.	54,500	2,584
Constellation Brands, Inc.-Class A(‡)	48,800	1,341
Business Credit Institutions (1.7%)
Freddie Mac	56,800	3,919
Business Services (1.8%)
Omnicom Group, Inc.	39,400	3,997
Commercial Banks (23.3%)
Bank of America Corp.	74,800	4,029
Citigroup, Inc.	212,300	10,649
City National Corp., Beverly Hills, CA	19,000	1,265
Fifth Third Bancorp(†)	139,200	5,547
JP Morgan Chase & Co.	189,600	8,995
Mellon Financial Corp.	125,900	4,885
Northern Trust Corp.	48,600	2,854
PNC Financial Services Group, Inc.	63,500	4,447
Wells Fargo & Co.	278,800	10,118
Communication (1.7%)
DIRECTV Group (The), Inc.(‡)(†)	177,300	3,950
Computer & Data Processing Services (3.4%)
Microsoft Corp.	151,500	4,350
Symantec Corp.(‡)	168,400	3,341
Electric Services (4.9%)
American Electric Power Co., Inc.	101,200	4,193
Northeast Utilities	102,200	2,556
Pepco Holdings, Inc.	80,500	2,046
Sempra Energy	43,400	2,302
Electric, Gas & Sanitary Services (3.3%)
Exelon Corp.	92,000	5,702
NiSource, Inc.	77,000	1,792
Finance (0.5%)
SPDR Trust Series 1(†)	8,100	1,116
Furniture & Fixtures (3.9%)
Johnson Controls, Inc.(†)	63,000	5,137
Masco Corp.	132,300	3,658
Hotels & Other Lodging Places (0.3%)
Wyndham Worldwide Corp.(‡)	21,340	630
Industrial Machinery & Equipment (2.0%)
Illinois Tool Works, Inc.	96,700	4,635
Insurance (5.8%)
Allstate Corp. (The)	53,800	3,301
American International Group, Inc.	98,000	6,583
UnitedHealth Group, Inc.	66,400	3,239
Insurance Agents, Brokers & Service (1.6%)
Hartford Financial Services Group, Inc. (The)	42,100	3,670
Lumber & Other Building Materials (0.1%)
Home Depot, Inc. (The)	9,100	340
Management Services (1.2%)
Accenture, Ltd.-Class A	80,700	2,656
Motion Pictures (1.1%)
News Corp., Inc.-Class A	122,000	2,544
Motor Vehicles, Parts & Supplies (1.1%)
BorgWarner, Inc.	43,700	2,513
Oil & Gas Extraction (3.3%)
ENSCO International, Inc.	50,500	2,473

GlobalSantaFe Corp.	46,000	2,387
Halliburton Co.	84,600	2,737
Petroleum Refining (6.6%)
Chevron Corp.	57,400	3,857
Exxon Mobil Corp.	112,400	8,028
Marathon Oil Corp.	35,900	3,102
Pharmaceuticals (8.0%)
Bristol-Myers Squibb Co.	127,400	3,153
Cephalon, Inc.(‡)(†)	23,800	1,670
Johnson & Johnson	41,400	2,790
Medco Health Solutions, Inc.(‡)	51,800	2,771
Merck & Co., Inc.	31,900	1,449
Wyeth	124,000	6,328
Radio & Television Broadcasting (0.3%)
Univision Communications, Inc.-Class A(‡)(†)	21,800	764
Railroads (2.0%)
Burlington Northern Santa Fe Corp.	58,500	4,535
Real Estate (0.4%)
Realogy Corp.(‡)(†)	36,700	946
Retail Trade (1.7%)
Costco Wholesale Corp.	71,700	3,827
Security & Commodity Brokers (5.0%)
Morgan Stanley	147,800	11,296
Telecommunications (4.6%)
AT&T, Inc.	147,800	5,062
Embarq Corp.	12,503	605
Sprint Nextel Corp.	249,863	4,670
Total Common Stocks (cost: $188,113)		218,943

	Principal	Value
SECURITY LENDING COLLATERAL (5.3%)
Debt (5.1%)
Bank Notes (0.2%)
Bank of America
5.30%, due 11/20/2006(*)	377	377
Commercial Paper (1.5%)
Barton Capital LLC-144A
5.27%, due 11/02/2006	151	151
CAFCO Funding LLC-144A
5.29%, due 11/17/2006	220	220
CIESCO LLC-144A
5.29%, due 11/16/2006	151	151
Clipper Receivables Corp.
5.28%, due 11/15/2006	75	75
Commonwealth Bank of Australia
5.29%, due 11/30/2006	151	151
Compass Securitization-144A
5.31%, due 12/15/2006	151	151
CRC Funding LLC-144A
5.31%, due 12/19/2006	144	144
Fairway Finance Corp.-144A
5.28%, due 11/17/2006	226	226
5.29%, due 11/22/2006	147	147
Falcon Asset Securitization Corp.-144A
5.29%, due 11/14/2006	75	75
General Electric Capital Corp.
5.29%, due 11/03/2006	301	301
Govco, Inc.-144A
5.28%, due 11/10/2006	75	75
Greyhawk Funding-144A
5.30%, due 11/27/2006	151	151
Jupiter Securitization Corp.-144A
5.28%, due 11/06/2006	151	151

Lexington Parker Capital Corp.-144A
5.29%, due 11/09/2006	151	151
Old Line Funding LLC-144A
5.28%, due 11/15/2006	151	151
Ranger Funding Co. LLC-144A
5.29%, due 11/16/2006	75	75
Sheffield Receivables Corp.-144A
5.28%, due 11/08/2006	75	75
5.30%, due 11/28/2006	151	151
Three Pillars Funding LLC-144A
5.29%, due 11/20/2006	151	151
Variable Funding Capital Co. LLC-144A
5.27%, due 11/08/2006	301	301
5.29%, due 11/28/2006	71	71
Yorktown Capital LLC
5.30%, due 12/14/2006	151	151
Euro Dollar Overnight (0.2%)
Fortis Bank
5.26%, due 11/07/2006	301	301
Societe Generale
5.28%, due 11/01/2006	151	151
Svenska Handlesbanken
5.30%, due 11/01/2006	79	79
Euro Dollar Terms (1.7%)
Abbey National PLC
5.28%, due 12/01/2006	301	301
BancoBilbao Vizcaya Argentaria SA
5.31%, due 01/03/2007	151	151
Bank of Montreal
5.28%, due 12/04/2006	151	151
Bank of Nova Scotia
5.27%, due 11/13/2006	301	301
Barclays
5.31%, due 11/21/2006	377	377
5.30%, due 01/03/2007	301	301
BNP Paribas
5.28%, due 12/12/2006	226	226
5.28%, due 12/15/2006	301	301
Canadian Imperial Bank of Commerce
5.28%, due 11/29/2006	377	377
Credit Suisse First Boston Corp.
5.29%, due 12/22/2006	452	452
Fortis Bank
5.26%, due 11/09/2006	151	151
5.30%, due 11/20/2006	151	151
HBOS Halifax Bank of Scotland
5.30%, due 01/08/2007	151	151
Royal Bank of Canada
5.30%, due 11/17/2006	151	151
Toronto Dominion Bank
5.30%, due 12/11/2006	151	151
UBS AG
5.30%, due 01/04/2007	151	151
Repurchase Agreements (1.5%)(††)
Credit Suisse First Boston Corp. 5.35%, dated 10/31/2006 to be repurchased at $446 on 11/01/2006	445	445
Goldman Sachs Group, Inc. (The) 5.35%, dated 10/31/2006 to be repurchased at $754 on 11/01/2006	753	753
Merrill Lynch & Co. 5.30%, dated 10/31/2006 to be repurchased at $1,658 on 11/01/2006	1,657	1,657
Morgan Stanley Dean Witter & Co. 5.30%, dated 10/31/2006 to be repurchased at $527 on 11/01/2006	527	527

	Shares	Value
Investment Companies (0.2%)
Barclays Global Investor Institutional Money Market Fund
1-day yield of 5.24%	301,357	301
Merrimac Cash Fund, Premium Class
1-day yield of 5.09%(@)	111,274	111
Total Security Lending Collateral (cost: $11,992)		11,992

Total Investment Securities (cost: $200,105)(#)		$230,935

NOTES TO SCHEDULE OF INVESTMENTS:

(‡)	Non-income producing.

(†)	At October 31, 2006, all or a portion of this security is on loan (see Note 1). The value at October 31, 2006, of all securities on loan is $11,615.

(*)	Floating or variable rate note. Rate is listed as of October 31, 2006.

(††)

Cash collateral for the Repurchase Agreements, valued at $3,501, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00% - 9.25% and 11/06/2006 - 3/15/2046, respectively.

(@)	Regulated investment company advised by Investors Bank and Trust Co. (“IBT”). IBT is also the accounting, custody and lending agent for the Fund.

(#)

Aggregate cost for Federal income tax purposes is $200,120. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $32,849 and $2,034, respectively. Net unrealized appreciation for tax purposes is $30,815.

DEFINITIONS:

144A

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2006, these securities aggregated $2,768 or 1.2% of the net assets of the Fund.

SPDR	Standard & Poor’s Depository Receipts

The notes to the financial statements are an integral part of this report.

TA IDEX Van Kampen Emerging Markets Debt

MARKET ENVIRONMENT

Following strong market performance from November 2005 through February 2006, the spring and early summer months of 2006 proved a bit challenging for emerging markets debt (“EMD”) and performance turned slightly negative. The reasons for this were more external in nature than internal to the emerging markets (“EM”). In fact, fundamentals remained strong across the emerging markets as solid growth, low inflation and increased self-insurance (higher foreign exchange reserves, higher credit ratings, lower levels of external debt) helped to bolster the credit outlook for most EM countries. Much of the volatility in EMD was driven by concern over the direction of U.S. interest rates, a concern which impacted most bond markets negatively during the first half of 2006. Political concerns in Peru, Hungary, Mexico, Thailand and Brazil helped to push EM bond prices into negative territory during the busy electoral period this spring. Offsetting these negatives, however, was the fact that most energy exporting countries enjoyed another six months of firm oil prices. Moreover, a number of EM countries (Brazil, Colombia, Mexico, Russia and Venezuela) successfully completed balance sheet improvement, debt exchanges or buybacks during the period. Also of note was Brazil’s upgrade to BB by Standard and Poor’s. This upgrade had the effect of raising the J.P. Morgan Emerging Markets Bond Index Global’s (EMBI Global) average credit rating to Ba1/BB+, just one notch below investment grade.

Economic data released during the third quarter suggested that a general slowdown of the U.S. economy was at hand. With the Federal Reserve Board (“Fed”) holding the target federal funds rate steady at 5.25% and signs of weakness in the housing sector, market participants inferred that the tightening cycle was over and that the Fed’s next move would be to reduce short-term interest rates. Financial markets reacted strongly to the prospect of lower interest rates, with equity markets rallying and U.S. Treasury bond yields declining by 40 to 50 basis points during the quarter. EMD tracked the strong performance of other financial markets, and EMD spreads narrowed during the late summer and early fall months.

PERFORMANCE

For the year ended October 31, 2006, TA IDEX Van Kampen Emerging Markets Debt, Class I returned 10.61%. By comparison its benchmark, the EMBI Global, returned 11.45%.

STRATEGY REVIEW

During the period, relative to the EMBI Global, the portfolio benefited from an overweight in the Philippines and local markets exposure to Mexico and Nigeria. In the Philippines, debt buybacks and stronger than expected budget surpluses contributed to favorable performance. In Mexico, the peso and local interest rates rallied sharply during September and October, partially due to the election of pro-market presidential candidate Felipe Calderon. In Nigeria, high oil prices and repayment of the Paris Club (a group of 19 lenders including the UK, Russia, and Germany) debt helped strengthen the currency.

In contrast, relative to the EMBI Global, Indonesian security selection and an underweight in the dollar-denominated debt of Brazil hurt performance. Brazil’s shift from external-to-local borrowing led to spread compression and rating upgrades, resulting in credits that outpaced the broader benchmark during the period.

Investment Team

Morgan Stanley Investment Management Inc.

This Fund is only available for investment by the Asset Allocation Portfolios.

Comparison of change in value of $10,000 investment in TA IDEX Van Kampen Emerging Markets Debt (the “Fund”) and its comparative index.

Average Annual Total Return for Periods Ended 10/31/06

		From	Inception
	1 year	Inception	Date
Fund (NAV)	10.61%	10.09%	11/8/04
EMBI Global(1)	11.45%	10.87%	11/8/04

NOTES

(1)          The J.P.Morgan Emerging Markets Bond (EMBI Global) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of the Fund. Source: Standard & Poor’s Micropal®© Micropal, Inc. 2006 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Investing in emerging markets involves special considerations. These may include risks related to market and currency volatility, adverse social and political developments, and the relatively small size and lesser liquidity of these markets.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

This fund is only available in Class I shares, which are not available for direct investment by the public.

Transamerica IDEX Mutual Funds		Annual Report 2006

TA IDEX Van Kampen Emerging Markets Debt

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses. Shares of the Fund currently are sold only to certain Transamerica IDEX Mutual Funds and AEGON/Transamerica Series Trust (an affiliate of Transamerica IDEX Mutual Funds) asset allocation funds at net asset value, without any transaction costs.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2006 and held for the entire period until October 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning	Ending Account	Annualized	Expenses Paid
	Account Value	Value	Expense Ratio	During Period(a)

Class I
Actual	$1,000.00	$1,055.10	1.03%	$5.34
Hypothetical(b)	1,000.00	1,020.01	1.03%	5.24

(a)       Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)       5% return per year before expenses.

TABULAR PRESENTATION OF SCHEDULE OF INVESTMENTS

By Region

At October 31, 2006 (unaudited)

Africa	3.7%
Eastern Europe	7.0%
Europe	20.5%
Latin America	14.7%
North America	5.3%
Pacific Rim	14.9%
South America	31.7%
Other	2.2%
100.0%

This chart shows the percentage breakdown by region of the Fund’s total investment securities.

SCHEDULE OF INVESTMENTS

At October 31, 2006

(all amounts except share amounts in thousands)

		Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (72.5%)
Argentina (4.0%)
Argentine Republic
5.83%, due 12/31/2033(*)	ARS	$33,720	$13,950
8.28%, due 12/31/2033		115	116
0.00%, due 12/15/2035(*)	ARS	64,668	2,087
0.00%, due 04/10/2049(*)(e)		2,310	993
Brazil (10.3%)
Republic of Brazil
10.50%, due 07/14/2014		2,580	3,262
8.00%, due 01/15/2018		4,630	5,119
8.00%, due 01/15/2018		2,381	2,632
8.88%, due 10/14/2019		14,873	17,981
8.88%, due 04/15/2024		1,210	1,477
11.00%, due 08/17/2040		6,530	8,600
Republic of Brazil Credit Linked Note (Citigroup Funding Inc.) -144A
6.00%, due 05/18/2009(a)		4,448	4,594
Bulgaria (1.0%)
Republic of Bulgaria
8.25%, due 01/15/2015		3,750	4,407
Colombia (3.1%)
Republic of Colombia
9.75%, due 04/09/2011		1,282	1,403
8.25%, due 12/22/2014		2,200	2,468
11.75%, due 02/25/2020		2,100	2,998
8.13%, due 05/21/2024		2,500	2,814
7.38%, due 09/18/2037		3,590	3,712
Ecuador (1.3%)
Republic of Ecuador
9.38%, due 12/15/2015		1,590	1,708
10.00%, due 08/15/2030		3,760	3,754
Ivory Coast (0.2%)
Republic of Ivory Coast
2.50%, due 03/29/2018(e)		3,495	804
Malaysia (0.6%)
Malaysia Government
8.75%, due 06/01/2009		1,319	1,430
7.50%, due 07/15/2011		880	961
Mexico (9.5%)
United Mexican States
7.50%, due 01/14/2012		2,990	3,285
8.00%, due 12/17/2015	MXN	96,480	8,970
8.13%, due 12/30/2019		5,110	6,209
10.00%, due 12/05/2024	MXN	178,460	19,475
11.50%, due 05/15/2026		1,440	2,311
Nigeria (2.3%)
Republic of Nigeria
6.25%, due 11/15/2020		7,000	6,965
Republic of Nigeria Credit Linked Note (Citigroup Funding Inc.) -144A
15.00%, due 01/30/2009(b)		2,590	2,878
Panama (2.3%)
Republic of Panama
9.63%, due 02/08/2011		1,476	1,686
7.25%, due 03/15/2015		1,220	1,310
7.13%, due 01/29/2026		3,720	3,940
9.38%, due 04/01/2029		2,300	2,984
Peru (2.7%)
Republic of Peru
9.88%, due 02/06/2015		2,180	2,736
8.38%, due 05/03/2016		2,200	2,574
8.75%, due 11/21/2033		4,940	6,261

Philippine Islands (12.2%)
Republic of the Philippines
9.00%, due 02/15/2013		3,930	4,480
8.88%, due 03/17/2015		17,770	20,635
10.63%, due 03/16/2025		3,450	4,800
9.50%, due 02/02/2030		17,057	22,025
Qatar (0.4%)
State of Qatar
9.75%, due 06/15/2030		1,220	1,812
Russia (12.3%)
Russian Federation
8.25%, due 03/31/2010		3,551	3,719
11.00%, due 07/24/2018		7,350	10,589
12.75%, due 06/24/2028		9,970	17,960
5.00%, due 03/31/2030(c)			18,111
South Africa (0.7%)
Republic of South Africa
13.50%, due 09/15/2015	ZAR	15,655	2,843
Turkey (5.0%)
Republic of Turkey
11.00%, due 01/14/2013		4,630	5,579
7.00%, due 09/26/2016		5,120	5,153
Republic of Turkey Credit Linked Note (Citigroup Funding Inc.) -144A
Zero Coupon, due 06/28/2007(d)		1,300	1,496
Republic of Turkey Credit Linked Note (JPMorgan Chase Bank) -144A
Zero Coupon, due 06/27/2007(d)		5,113	4,176
Zero Coupon, due 06/27/2007(d)		4,830	4,719
Venezuela (4.6%)
Republic of Venezuela
10.75%, due 09/19/2013		7,180	8,813
8.50%, due 10/08/2014		2,100	2,333
5.75%, due 02/26/2016		1,640	1,519
9.38%, due 01/13/2034		5,382	6,736
Total Foreign Government Obligations (cost: $291,742)			308,527
CORPORATE DEBT SECURITIES (13.4%)
Cayman Islands (0.2%)
Banco Abn Amro Real S.A.-144A
15.86%, due 12/13/2007	BRL	2,200	1,055
Chile (1.3%)
Empresa Nacional de Petroleo
6.75%, due 11/15/2012		4,300	4,526
Empresa Nacional de Petroleo-144A
6.75%, due 11/15/2012		1,000	1,056
Luxembourg (2.4%)
Gaz Capital for Gazprom
8.63%, due 04/28/2034		4,230	5,348
RSHB Capital SA for OJSC Russian Agricultural Bank
7.18%, due 05/16/2013		450	473

RSHB Capital SA for OJSC Russian Agricultural Bank,-144A
7.18%, due 05/16/2013		4,130	4,352
Mexico (0.8%)
Petroleos Mexicanos, Guaranteed Note
8.63%, due 12/01/2023		1,750	2,122
9.50%, due 09/15/2027		1,000	1,322
Netherlands (2.9%)
Pindo Deli Finance Mauritius
6.00%, due 04/28/2015(*)		756	589
6.00%, due 04/28/2018(*)		1,500	795
0.00%, due 04/28/2025(*)		1,500	210
Pindo Deli Finance Mauritius-144A
6.00%, due 04/28/2015(*)		281	219
6.00%, due 04/28/2018(*)		1,800	954

0.00%, due 04/28/2025(*)	9,415	1,318
Tjiwi Kimia Finance Mauritius, Ltd.
6.00%, due 04/28/2015(*)	4,467	3,484
6.00%, due 04/28/2018(*)	1,000	550
0.00%, due 04/28/2027(*)	1,500	225
Tjiwi Kimia Finance Mauritius, Ltd.-144A
6.00%, due 04/28/2015(*)	1,062	828
6.00%, due 04/28/2018(*)	5,296	2,913
0.00%, due 04/28/2027(*)	1,045	157
Trinidad (0.8%)
National Gas Co., of Trinidad and Tobago, Ltd., Senior Note
6.05%, due 01/15/2036	1,000	975
National Gas Co., of Trinidad and Tobago, Ltd.-144A
6.05%, due 01/15/2036	2,656	2,578
Tunisia (0.4%)
Banque Centrale de Tunisie
7.38%, due 04/25/2012	1,600	1,728
United States (4.6%)
Pemex Project Funding Master Trust
6.69%, due 06/15/2010(*)	3,950	4,066
9.13%, due 10/13/2010	4,500	5,040
9.50%, due 09/15/2027	6,720	8,887
Pemex Project Funding Master Trust-144A
6.69%, due 06/15/2010	1,500	1,540
Total Corporate Debt Securities (cost: $58,953)(*)		57,310
Total Investment Securities (cost: $350,695)(#)		$365,837

NOTES TO SCHEDULE OF INVESTMENTS:

(*)         Floating or variable rate note. Rate is listed as of October 31, 2006.

(a)          Redemption linked to Federative Republic of Brazil NTN-B Bonds due 5/15/2009.

(b)         Redemption linked to Republic of Nigeria Treasury Bonds due 1/27/2009.

(c)          Russian Federation has a coupon rate of 5.00% until 03/31/2007, thereafter the coupon rate will become 7.50%.

(d)         Redemption linked to Republic of Turkey government bonds due 6/27/2007.

(e)   Security is currently in default on interest payments.

(#)         Aggregate cost for Federal income tax purposes is $351,294. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $18,136 and $3,593, respectively. Net unrealized appreciation for tax purposes is $14,543.

DEFINITIONS:

144A                 144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2006, these securities aggregated $34,833 or 8.2% of the net assets of the Fund.

ARS                       Argentine Peso

BRL                         Brazilian Real

MXN                    Mexican Peso

ZAR                         South African Rand

The notes to the financial statements are an integral part of this report.

(unaudited)

	Percentage of
	Net Assets	Value
INVESTMENTS BY INDUSTRY:
Sovereign Government	72.50%	$308,527
Oil & Gas Extraction	8.50%	36,485
Paper & Allied Products	2.90%	12,242
Commercial Banks	1.80%	7,608
Mortgage Bankers & Brokers	0.20%	975
Investment Securities, at value	85.90%	365,837
Total Investment Securities	85.90%	$365,837

The notes to the financial statements are an integral part of this report.

TA IDEX Van Kampen Mid-Cap Growth

MARKET ENVIRONMENT

In the first quarter of 2006, investor sentiment was buoyed by positive corporate profits, tame inflation data and evidence of strong global economic growth. However, in May, inflation fears intensified amid the rising prices of oil and other commodities. Moreover, remarks from the Federal Reserve Board’s (“Fed”) new Chairman only added to the growing concern, leading investors to consider the probability of economic recession. The markets sold off in May and June, triggered by the Fed’s sixteenth and seventeenth consecutive federal funds target rate increases. However, investors’ worries began to ease in August as oil and other commodity prices fell from their highs. In response to signs of a slowing economy, the Fed left the federal funds rate unchanged following the rate increase in June. This pause was well received by investors, and the markets once again entered positive territory in the final months of the reporting period.

Growth stocks advanced in the early months of 2006, but investors’ renewed risk aversion in recent months led them to seek more established companies that are perceived to have more stable earnings and the ability to pay dividends. In this environment, value stocks outpaced growth stocks over the period since the portfolio’s inception, January 3, 2006, through October 31, 2006, reversing the dominance that growth-oriented securities enjoyed earlier in the year.

PERFORMANCE

For the period from inception January 3, 2006 through October 31, 2006, TA IDEX Van Kampen Mid-Cap Growth, Class I returned 3.30%. By comparison its benchmark the Russell Midcap Growth Index (“Russell Midcap Growth”) returned 3.84%.

STRATEGY REVIEW

Throughout the reporting period, we used our intensive fundamental research process to seek high-quality growth companies. Our investment discipline favors companies that have high barriers to entry, business visibility, rising return on invested capital, free cash flow and a favorable risk/reward profile. Our emphasis is on secular growth, and as a result, short-term market events are not as meaningful in the stock selection process.

In keeping with our strategy, as of the end of the reporting period, consumer discretionary represented the largest weight and sector overweight relative to the Russell Midcap Growth. Financial services and health care were the next largest absolute weights in the portfolio, although both sectors were underweight relative to the Russell Midcap Growth.

The portfolio trailed the Russell Midcap Growth as stock selection moderately hindered relative returns, although sector allocation did boost the portfolio’s total performance.

The most significant detractors to performance were the consumer discretionary, materials and processing, and financial services sectors. Within the consumer discretionary sector, stock selection in the commercial services, education services, and hotels and motels had a negative impact on returns, yet the portfolio’s investment in radio and television broadcasters and textile apparel manufacturers helped to mitigate the negative effects, as did the sector’s overweight position. In the materials and processing sector, stock selection in building materials companies, an avoidance of steel firms, and a sector underweight proved disadvantageous. Stock selection, particularly in investment management companies, and an underweight sector allocation was the cause for poor returns within the financial services sector.

Despite these detractors, there were some positive influences on the portfolio’s performance, namely in the technology, “other” (multi-industry), and automotive and transportation sectors. Within the technology sector, stock selection in semiconductors and a sector underweight proved beneficial to the portfolio. Stock selection also provided good gains in the “other” sector, although these returns were muted by the negative influence of a sector overweight. Finally, within the automotive and transportation sector, the portfolio’s holdings in transportation and logistics companies, along with an overweight position, had a positive effect on relative performance.

Investment Team

Morgan Stanley Investment Management Inc.

This Fund is only available for investment by the Asset Allocation Portfolios.

Comparison of change in value of $10,000 investment in TA IDEX Van Kampen Mid-Cap Growth (the “Fund”) and its comparative index.

Total Return for Period Ended 10/31/06

	From	Inception
	Inception	Date
Fund (NAV)	3.30%	1/3/06
Russell Midcap Growth(1)	3.84%	1/3/06

NOTES

(1)        The Russell Midcap Growth (Russell Midcap Growth) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of the Fund. Source: Standard & Poor’s Micropal®© Micropal, Inc. 2006 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

This fund is only available in Class I shares, which are not available for direct investment by the public.

Transamerica IDEX Mutual Funds		Annual Report 2006

TA IDEX Van Kampen Mid-Cap Growth

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses. Shares of the Fund currently are sold only to certain Transamerica IDEX Mutual Funds and AEGON/Transamerica Series Trust (an affiliate of Transamerica IDEX Mutual Funds) asset allocation funds at net asset value, without any transaction costs.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2006 and held for the entire period until October 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning	Ending Account	Annualized	Expenses Paid
	Account Value	Value	Expense Ratio	During Period(a)

Class I
Actual	$1,000.00	$957.40	0.90%	$4.44
Hypothetical(b)	1,000.00	1,020.67	0.90%	4.58

(a)     Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)     5% return per year before expenses.

TABULAR PRESENTATION OF SCHEDULE OF INVESTMENTS

By Sector

At October 31, 2006 (unaudited)

Basic Materials	0.8%
Communications	17.7%
Consumer Cyclical	16.0%
Consumer Non-Cyclical	19.9%
Diversified	1.2%
Energy	7.7%
Financial	7.9%
Industrial	10.4%
Technology	4.3%
Other	14.1%
100.0%

This chart shows the percentage breakdown by sector of the Fund’s total investment securities.

SCHEDULE OF INVESTMENTS

At October 31, 2006

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (96.7%)
Amusement & Recreation Services (1.0%)
Station Casinos, Inc.(†)	12,825	$773
Apparel & Accessory Stores (3.4%)
Abercrombie & Fitch Co.-Class A	33,373	2,558
Business Services (10.4%)
Akamai Technologies, Inc.(†)(‡)	15,247	714
ChoicePoint, Inc.(‡)	31,086	1,131
Focus Media Holding Ltd., ADR(†)(‡)	12,420	657
Iron Mountain, Inc.(†)(‡)	48,735	2,114
Lamar Advertising Co.(†)(‡)	19,535	1,127
Monster Worldwide, Inc.(‡)	51,334	2,080
Chemicals & Allied Products (0.9%)
Cabot Corp.	17,575	695
Communication (2.3%)
Crown Castle International Corp.(‡)	50,890	1,712
Computer & Data Processing Services (2.8%)
Activision, Inc.(†)(‡)	97,749	1,507
Baidu.com, ADR(†)(‡)	6,679	583
Educational Services (2.5%)
Apollo Group, Inc.-Class A(‡)	20,496	758
ITT Educational Services, Inc.(‡)	16,094	1,110
Electric, Gas & Sanitary Services (2.5%)
Stericycle, Inc.(‡)	26,610	1,882
Electronic Components & Accessories (2.9%)
Marvell Technology Group, Ltd.(†)(‡)	67,473	1,233
Tessera Technologies, Inc.(‡)	26,565	927
Entertainment (1.5%)
International Game Technology	26,936	1,145
Food & Kindred Products (1.5%)
WM Wrigley Jr. Co.(†)	22,102	1,148
Gas Production & Distribution (3.7%)
Questar Corp.	9,605	783
Southwestern Energy Co.(‡)	54,984	1,956
Holding & Other Investment Offices (2.2%)
Brookfield Asset Management, Inc.	37,736	1,681
Hotels & Other Lodging Places (5.4%)
Choice Hotels International, Inc.	24,239	1,016
Intercontinental Hotels Group PLC, ADR	98,578	1,918
Wynn Resorts, Ltd.(†)(‡)	15,100	1,110
Industrial Machinery & Equipment (1.7%)
Pentair, Inc.	38,810	1,278
Insurance (1.4%)
Alleghany Corp.(‡)	126	39
Leucadia National Corp.	39,038	1,029
Insurance Agents, Brokers & Service (0.9%)
Brown & Brown, Inc.	23,365	684
Leather & Leather Products (1.7%)
Coach, Inc.(‡)	31,403	1,245
Management Services (3.7%)
Corporate Executive Board Co.	30,862	2,772
Medical Instruments & Supplies (1.0%)
Techne Corp.(‡)	13,125	733
Mining (1.1%)
Florida Rock Industries, Inc.	19,400	832
Oil & Gas Extraction (5.1%)
Ultra Petroleum Corp.(‡)	71,385	3,810
Paper & Allied Products (0.9%)
MeadWestvaco Corp.	25,430	700
Personal Services (1.0%)
Weight Watchers International, Inc.	17,474	762
Pharmaceuticals (2.6%)
Dade Behring Holdings, Inc.	53,331	1,943
Radio & Television Broadcasting (3.1%)
Grupo Televisa SA, Sponsored ADR(†)	95,369	2,354

Real Estate (3.8%)
Desarrolladora Homex SA de CV, ADR(‡)	29,540	1,297
Realogy Corp.(‡)	29,215	753
St. Joe Co. (The)(†)	15,481	833
Research & Testing Services (1.8%)
Gen-Probe, Inc.(‡)	27,299	1,307
Residential Building Construction (1.1%)
NVR, Inc.(†)(‡)	1,432	804
Restaurants (3.5%)
Cheesecake Factory (The)(‡)	27,751	784
Wendy’s International, Inc.	53,755	1,860
Retail Trade (3.2%)
Amazon.com, Inc.(‡)	63,858	2,432
Savings Institutions (0.8%)
People’s Bank	13,936	567
Security & Commodity Brokers (2.8%)
Calamos Asset Management, Inc.-Class A	49,440	1,445
Janus Capital Group, Inc.	33,200	667
Telecommunications (3.3%)
NII Holdings, Inc.(‡)	38,128	2,479
Tobacco Products (2.7%)
Loews Corp.- Carolina Group	34,871	2,016
Transportation & Public Utilities (6.5%)
CH Robinson Worldwide, Inc.	42,500	1,774
Expedia, Inc.(‡)	48,590	790
Expeditors International of Washington, Inc.	48,830	2,315
Total Common Stocks (cost: $71,218)		72,622

	Principal	Value
SECURITY LENDING COLLATERAL (15.9%)
Debt (15.3%)
Bank Notes (0.5%)
Bank of America
5.30%, due 11/20/2006(*)	374	374
Commercial Paper (4.5%)
Barton Capital LLC-144A
5.27%, due 11/02/2006	149	149
CAFCO Funding LLC-144A
5.29%, due 11/17/2006	219	219
CIESCO LLC-144A
5.29%, due 11/16/2006	149	149
Clipper Receivables Corp.
5.28%, due 11/15/2006	75	75
Commonwealth Bank of Australia
5.29%, due 11/30/2006	149	149
Compass Securitization-144A
5.31%, due 12/15/2006	149	149
CRC Funding LLC-144A
5.31%, due 12/19/2006	143	143
Fairway Finance Corp.-144A
5.28%, due 11/17/2006	224	224
5.29%, due 11/22/2006	146	146
Falcon Asset Securitization Corp.-144A
5.29%, due 11/14/2006	75	75
General Electric Capital Corp.
5.29%, due 11/03/2006	299	299
Govco, Inc.-144A
5.28%, due 11/10/2006	75	75
Greyhawk Funding-144A
5.30%, due 11/27/2006	149	149
Jupiter Securitization Corp.-144A
5.28%, due 11/06/2006	149	149

Lexington Parker Capital Corp.-144A
5.29%, due 11/09/2006	149	149
Old Line Funding LLC-144A
5.28%, due 11/15/2006	149	149
Ranger Funding Co. LLC-144A
5.29%, due 11/16/2006	75	75
Sheffield Receivables Corp.-144A
5.28%, due 11/08/2006	75	75
5.30%, due 11/28/2006	149	149
Three Pillars Funding LLC-144A
5.29%, due 11/20/2006	149	149
Variable Funding Capital Co. LLC-144A
5.27%, due 11/08/2006	299	299
5.29%, due 11/28/2006	71	71
Yorktown Capital LLC
5.30%, due 12/14/2006	149	149
Euro Dollar Overnight (0.7%)
Fortis Bank
5.26%, due 11/07/2006	299	299
Societe Generale
5.28%, due 11/01/2006	149	149
Svenska Handlesbanken
5.30%, due 11/01/2006	78	78
Euro Dollar Terms (5.1%)
Abbey National PLC
5.28%, due 12/01/2006	299	299
BancoBilbao Vizcaya Argentaria SA
5.31%, due 01/03/2007	150	150
Bank of Montreal
5.28%, due 12/04/2006	150	150
Bank of Nova Scotia
5.27%, due 11/13/2006	299	299
Barclays
5.31%, due 11/21/2006	374	374
5.30%, due 01/03/2007	299	299
BNP Paribas
5.28%, due 12/12/2006	224	224
5.28%, due 12/15/2006	299	299
Canadian Imperial Bank of Commerce
5.28%, due 11/29/2006	374	374
Credit Suisse First Boston Corp.
5.29%, due 12/22/2006	449	449
Fortis Bank
5.26%, due 11/09/2006	150	150
5.30%, due 11/20/2006	150	150
HBOS Halifax Bank of Scotland
5.30%, due 01/08/2007	150	150
Royal Bank of Canada
5.30%, due 11/17/2006	150	150
Toronto Dominion Bank
5.30%, due 12/11/2006	150	150
UBS AG
5.30%, due 01/04/2007	150	150
Repurchase Agreements (4.5%)(††)
Credit Suisse First Boston Corp. 5.35%, dated 10/31/2006 to be repurchased at $442 on 11/01/2006	442	442
Goldman Sachs Group, Inc. (The) 5.35%, dated 10/31/2006 to be repurchased at $748 on 11/01/2006	748	748
Merrill Lynch & Co. 5.30%, dated 10/31/2006 to be repurchased at $1,645 on 11/01/2006	1,645	1,645
Morgan Stanley Dean Witter & Co. 5.30%, dated 10/31/2006 to be repurchased at $523 on 11/01/2006	523	523

	Shares	Value
Investment Companies (0.6%)
Barclays Global Investor Institutional Money Market Fund
1-day yield of 5.24%	299,029	299
Merrimac Cash Fund, Premium Class
1-day yield of 5.09%(@)	110,414	110
Total Security Lending Collateral (cost: $11,899)		11,899

Total Investment Securities (cost: $83,117)(#)		$84,521

NOTES TO SCHEDULE OF INVESTMENTS:

(†)          At October 31, 2006, all or a portion of this security is on loan (see Note 1). The value at October 31, 2006, of all securities on loan is $11,501.

(‡)          Non-income producing.

(*)         Floating or variable rate note. Rate is listed as of October 31, 2006.

(††)    Cash collateral for the Repurchase Agreements, valued at $3,474, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00% - 9.25% and 11/06/2006 - 3/15/2046, respectively.

(@)    Regulated investment company advised by Investors Bank and Trust Co. (“IBT”). IBT is also the accounting, custody and lending agent for the Fund.

(#)         Aggregate cost for Federal income tax purposes is $83,129. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $5,162 and $3,770, respectively. Net unrealized appreciation for tax purposes is $1,392.

DEFINITIONS:

144A                  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2006, these securities aggregated $2,743 or 3.7% of the net assets of the Fund.

ADR                   American Depositary Receipt

The notes to the financial statements are an integral part of this report.

TA IDEX Van Kampen Small Company Growth

MARKET ENVIRONMENT

During the twelve months ended October 31, 2006, the markets experienced significant volatility. Early in the reporting period, the U.S. markets demonstrated remarkable resilience following the 2005 hurricane season and the subsequent spike in oil and natural gas prices. Stocks generally performed well in the final months of 2005, encouraged by healthy corporate profits and the modest progression of the economy. In an effort to cool down the economy and keep inflation at bay, the Federal Reserve Board (“Fed”) continued to raise the federal funds target rate. Investors took these rate increases in stride and, amid good consumer data and retreating oil prices, their renewed enthusiasm propelled a market rally in the early weeks of 2006.

In the first quarter of 2006, investor sentiment was buoyed by positive corporate profits, tame inflation data and evidence of strong global economic growth. However, in May, inflation fears intensified amid the rising prices of oil and other commodities. Moreover, remarks from the Fed’s new Chairman only added to the growing concern, leading investors to consider the probability of economic recession. The markets sold off in May and June, triggered by the Fed’s sixteenth and seventeenth consecutive federal funds target rate increases. However, investors’ worries began to ease in August as oil and other commodity prices fell from their highs. In response to signs of a slowing economy, the Fed left the federal funds rate unchanged following the rate increase in June. This pause was well received by investors, and the markets once again entered positive territory in the final months of the reporting period.

Growth stocks advanced in the early months of 2006, but investors’ renewed risk aversion in recent months led them to seek more established companies that are perceived to have more stable earnings and the ability to pay dividends. In this environment, value stocks outpaced growth stocks over the reporting period, reversing the dominance that growth-oriented securities enjoyed earlier in the year. For the one-year period ended October 31, 2006, in general small-capitalization stocks outpaced both large-capitalization and midcapitalization securities.

PERFORMANCE

For the year ended October 31, 2006, TA IDEX Van Kampen Small Company Growth, Class I returned 14.92%. By comparison its benchmark, the Russell 2000 Growth Index (“Russell 2000 Growth”), returned 17.07%.

STRATEGY REVIEW

Throughout the period, we used our intensive fundamental research process to seek high-quality growth companies. Our investment discipline favors companies that have high barriers to entry, business visibility, rising return on invested capital, free cash flow and a favorable risk/reward profile. Our emphasis is on secular growth, and as a result, short-term market events are not as meaningful in the stock selection process.

In keeping with this approach, at the end of the reporting period, consumer discretionary represented the largest sector weight and overweight in the portfolio versus the Russell 2000 Growth. The health care and producer durables sectors were the next largest absolute weights in the portfolio, although both sectors were underweight relative to the Russell 2000 Growth.

The portfolio underperformed the Russell 2000 Growth due to stock selection and sector allocation decisions. Within the consumer discretionary sector, a large overweight position hurt performance, as did the portfolio’s investment in certain textiles apparel and consumer electronics manufacturers and a holding of one household furnishings firm. In the “other energy” sector, stock selection in crude oil producers, coupled with an avoidance of oil well equipment and miscellaneous energy companies, negatively affected returns. The materials and processing sector also detracted from the overall portfolio as a result of security selection in miscellaneous metals and minerals.

Despite these impediments to the portfolio, there were several positive influences on performance, including the financial services sector, which yielded strong results due to stock selection in diversified financial services companies. Stock selection in the computer software services segment of the technology sector also helped overall returns. Finally, within the producer durables sector, investment in wireless companies and homebuilding firms provided a boost to the portfolio’s performance.

Investment Team

Morgan Stanley Investment Management Inc.

This Fund is only available for investment by the Asset Allocation Portfolios.

Comparison of change in value of $10,000 investment in TA IDEX Van Kampen Small Company Growth (the “Fund”) and its comparative index.

Average Annual Total Return for Periods Ended 10/31/06

		From	Inception
	1 year	Inception	Date

Fund(NAV)	14.92%	14.00%	11/8/04
Russell 2000 Growth(1)	17.07%	11.93%	11/8/04

NOTES

(1)          The Russell 2000 Growth (Russell 2000 Growth) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of the Fund. Source: Standard & Poor’s Micropal®© Micropal, Inc. 2006 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Investing in small cap stocks generally involves greater risks so an investment in the Fund may not be appropriate for everyone.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

This fund is only available in Class I shares, which are not available for direct investment by the public.

Transamerica IDEX Mutual Funds		Annual Report 2006

TA IDEX Van Kampen Small Company Growth

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses. Shares of the Fund currently are sold only to certain Transamerica IDEX Mutual Funds and AEGON/Transamerica Series Trust (an affiliate of Transamerica IDEX Mutual Funds) asset allocation funds at net asset value, without any transaction costs.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2006 and held for the entire period until October 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning	Ending Account	Annualized	Expenses Paid
	Account Value	Value	Expense Ratio	During Period(a)

Class I
Actual	$1,000.00	$962.30	1.01%	$5.00
Hypothetical(b)	1,000.00	1,039.02	1.01%	5.14

(a)       Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)     5% return per year before expenses.

TABULAR PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At October 31, 2006 (unaudited)

Basic Materials	0.6%
Communications	11.7%
Consumer Cyclical	21.5%
Consumer Non-Cyclical	22.8%
Energy	3.0%
Financial	3.3%
Industrial	7.2%
Technology	8.0%
Other	21.9%
100.0%

This chart shows the percentage breakdown by sector of the Fund’s total investment securities.

SCHEDULE OF INVESTMENTS

At October 31, 2006

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (98.2%)
Amusement & Recreation Services (4.1%)
Gaylord Entertainment Co.(‡)	159,879	$7,441
Lakes Entertainment, Inc.(‡)(†)	82,071	932
WMS Industries, Inc.(‡)	111,692	3,946
Apparel & Accessory Stores (3.7%)
Carter’s, Inc.(‡)	90,592	2,557
Citi Trends, Inc.(‡)(†)	105,045	4,122
J Crew Group, Inc.(‡)	140,780	4,342
Automotive Dealers (1.1%)
Copart, Inc.(‡)	115,840	3,351
Business Services (4.7%)
Ctrip.com International, Ltd., ADR(†)	87,050	4,265
Focus Media Holding Ltd., ADR(‡)	47,984	2,538
Forrester Research, Inc.(‡)	102,967	3,236
Macquarie Infrastructure Co. Trust	136,617	4,075
Communication (2.4%)
SBA Communications Corp.(‡)	267,362	7,141
Computer & Data Processing Services (11.2%)
Baidu.com, ADR(‡)	26,694	2,330
Bankrate, Inc.(‡)(†)	61,806	1,975
Blackboard, Inc.(‡)(†)	107,897	2,990
CNET Networks, Inc.(‡)	340,708	3,046
Convera Corp.(‡)(†)	134,012	671
CoStar Group, Inc.(‡)(†)	132,078	6,254
IHS, Inc.-Class A(‡)	226,710	7,837
SkillSoft PLC, ADR(‡)	803,260	5,085
Websense, Inc.(‡)	131,270	3,593
Computer & Office Equipment (0.5%)
3Com Corp.(‡)	313,652	1,524
Educational Services (4.8%)
Ambassadors Group, Inc.	191,846	5,255
Strayer Education, Inc.	81,736	9,246
Electronic & Other Electric Equipment (0.6%)
Spectrum Brands, Inc.(‡)(†)	201,696	1,961
Electronic Components & Accessories (2.3%)
Omnivision Technologies, Inc.(‡)(†)	73,785	1,212
Tessera Technologies, Inc.(‡)	164,194	5,732
Engineering & Management Services (2.2%)
Grupo Aeroportuario del Pacifico SA de CV, ADR	179,056	6,758
Fabricated Metal Products (0.8%)
Mueller Water Products, Inc.-Class A(‡)(†)	143,320	2,289
Food & Kindred Products (1.1%)
Peet’s Coffee & Tea, Inc.(‡)(†)	119,192	3,188
Furniture & Fixtures (1.8%)
Select Comfort Corp.(‡)(†)	253,611	5,422
Holding & Other Investment Offices (0.7%)
Gmarket, Inc., ADR(‡)(†)	127,782	2,121
Hotels & Other Lodging Places (1.0%)
Vail Resorts, Inc.(‡)	80,034	3,093
Industrial Machinery & Equipment (0.7%)
Middleby Corp.(‡)	25,075	2,260
Insurance (0.1%)
Alleghany Corp.(‡)	515	157
Lumber & Other Building Materials (1.0%)
Beacon Roofing Supply, Inc.(‡)(†)	158,185	3,132
Lumber & Wood Products (0.7%)
Deltic Timber Corp.	43,285	2,204
Medical Instruments & Supplies (3.2%)
Hologic, Inc.(‡)	45,002	2,167
Techne Corp.(‡)	135,669	7,581
Oil & Gas Extraction (3.7%)
Delta Petroleum Corp.(‡)(†)	187,978	4,831
GMX Resources, Inc.(‡)(†)	68,587	2,695
Quicksilver Resources, Inc.(‡)(†)	107,438	3,683
Personal Services (2.7%)
Coinstar, Inc.(‡)	147,660	4,486
Steiner Leisure, Ltd.(‡)	79,612	3,634

Pharmaceuticals (5.3%)
Adams Respiratory Therapeutics, Inc.(‡)	71,298	3,073
Flamel Technologies, ADR(‡)	116,503	2,892
Idexx Laboratories, Inc.(‡)	17,136	1,426
Medicis Pharmaceutical Corp.-Class A	179,247	6,281
Noven Pharmaceuticals, Inc.(‡)	97,504	2,166
Primary Metal Industries (1.1%)
Texas Industries, Inc.	54,210	3,366
Printing & Publishing (1.0%)
VistaPrint, Ltd.(‡)	100,487	3,143
Real Estate (3.5%)
Consolidated-Tomoka Land Co.	6,178	400
Desarrolladora Homex SA de CV, ADR(‡)	190,581	8,367
Grubb & Ellis Co.(‡)	59,478	725
HouseValues, Inc.(‡)(†)	184,346	1,080
Research & Testing Services (4.5%)
Advisory Board Co. (The)(‡)	173,141	9,561
Gen-Probe, Inc.(‡)	85,353	4,086
Residential Building Construction (1.9%)
Brookfield Homes Corp.(†)	91,855	2,981
Meritage Homes Corp.(‡)	57,292	2,623
Restaurants (7.3%)
AFC Enterprises(‡)(†)	272,714	4,445
BJ’s Restaurants, Inc.(‡)	178,457	3,842
Chipotle Mexican Grill, Inc.-Class A(‡)(†)	79,852	4,783
Krispy Kreme Doughnuts, Inc.(‡)(†)	247,724	2,663
PF Chang’s China Bistro, Inc.(‡)(†)	150,510	6,294
Retail Trade (6.1%)
Blue Nile, Inc.(‡)(†)	183,300	7,004
Build-A-Bear Workshop, Inc.(‡)(†)	154,254	4,501
CKX, Inc.(‡)(†)	196,274	2,689
Marvel Entertainment, Inc.(‡)(†)	164,827	4,178
Security & Commodity Brokers (3.3%)
Greenhill & Co., Inc.(†)	145,377	9,877
Telecommunications (3.9%)
Equinix, Inc.(‡)(†)	127,064	8,691
FiberTower Corp.(‡)(†)	149,412	1,083
IDT Corp.-Class B(‡)	155,446	2,019
Trucking & Warehousing (2.3%)
Landstar System, Inc.	150,347	6,982
Wholesale Trade Durable Goods (1.9%)
Pool Corp.	140,796	5,770
Wholesale Trade Nondurable Goods (1.0%)
Tractor Supply Co.(‡)	60,204	2,915
Total Common Stocks (cost: $273,190)		296,264

	Principal	Value
SECURITY LENDING COLLATERAL (27.6%)
Debt (26.6%)
Bank Notes (0.9%)
Bank of America
5.30%, due 11/20/2006(*)	2,611	2,611
Commercial Paper (7.9%)
Barton Capital LLC-144A
5.27%, due 11/02/2006	1,044	1,044
CAFCO Funding LLC-144A
5.29%, due 11/17/2006	1,529	1,529
CIESCO LLC-144A
5.29%, due 11/16/2006	1,044	1,044
Clipper Receivables Corp.
5.28%, due 11/15/2006	522	522
Commonwealth Bank of Australia
5.29%, due 11/30/2006	1,044	1,044
Compass Securitization-144A
5.31%, due 12/15/2006	1,044	1,044

CRC Funding LLC-144A
5.31%, due 12/19/2006	1,002	1,002
Fairway Finance Corp.-144A
5.28%, due 11/17/2006	1,567	1,567
5.29%, due 11/22/2006	1,017	1,017
Falcon Asset Securitization Corp.-144A
5.29%, due 11/14/2006	522	522
General Electric Capital Corp.
5.29%, due 11/03/2006	2,089	2,089
Govco, Inc.-144A
5.28%, due 11/10/2006	522	522
Greyhawk Funding-144A
5.30%, due 11/27/2006	1,044	1,044
Jupiter Securitization Corp.-144A
5.28%, due 11/06/2006	1,044	1,044
Lexington Parker Capital Corp.-144A
5.29%, due 11/09/2006	1,044	1,044
Old Line Funding LLC-144A
5.28%, due 11/15/2006	1,044	1,044
Ranger Funding Co. LLC-144A
5.29%, due 11/16/2006	522	522
Sheffield Receivables Corp.-144A
5.28%, due 11/08/2006	522	522
5.30%, due 11/28/2006	1,044	1,044
Three Pillars Funding LLC-144A
5.29%, due 11/20/2006	1,044	1,044
Variable Funding Capital Co. LLC-144A
5.27%, due 11/08/2006	2,089	2,089
5.29%, due 11/28/2006	496	496
Yorktown Capital LLC
5.30%, due 12/14/2006	1,044	1,044
Euro Dollar Overnight (1.2%)
Fortis Bank
5.26%, due 11/07/2006	2,089	2,089
Societe Generale
5.28%, due 11/01/2006	1,045	1,045
Svenska Handlesbanken
5.30%, due 11/01/2006	547	547
Euro Dollar Terms (8.8%)
Abbey National PLC
5.28%, due 12/01/2006	2,089	2,089
BancoBilbao Vizcaya Argentaria SA
5.31%, due 01/03/2007	1,045	1,045
Bank of Montreal
5.28%, due 12/04/2006	1,045	1,045
Bank of Nova Scotia
5.27%, due 11/13/2006	2,089	2,089
Barclays
5.31%, due 11/21/2006	2,611	2,611
5.30%, due 01/03/2007	2,089	2,089
BNP Paribas
5.28%, due 12/12/2006	1,567	1,567
5.28%, due 12/15/2006	2,089	2,089
Canadian Imperial Bank of Commerce
5.28%, due 11/29/2006	2,611	2,611
Credit Suisse First Boston Corp.
5.29%, due 12/22/2006	3,134	3,134
Fortis Bank
5.26%, due 11/09/2006	1,045	1,045
5.30%, due 11/20/2006	1,045	1,045
HBOS Halifax Bank of Scotland
5.30%, due 01/08/2007	1,045	1,045
Royal Bank of Canada
5.30%, due 11/17/2006	1,045	1,045

Toronto Dominion Bank
5.30%, due 12/11/2006	1,045	1,045
UBS AG
5.30%, due 01/04/2007	1,045	1,045
Repurchase Agreements (7.8%)(††)
Credit Suisse First Boston Corp. 5.35%, dated 10/31/2006 to be repurchased at $3,089 on 11/01/2006	3,089	3,089
Goldman Sachs Group, Inc. (The) 5.35%, dated 10/31/2006 to be repurchased at $5,223 on 11/01/2006	5,223	5,223
Merrill Lynch & Co. 5.30%, dated 10/31/2006 to be repurchased at $11,491 on 11/01/2006	11,490	11,490
Morgan Stanley Dean Witter & Co. 5.30%, dated 10/31/2006 to be repurchased at $3,651 on 11/01/2006	3,651	3,651

	Shares	Value
Investment Companies (1.0%)
Barclays Global Investor Institutional Money Market Fund
1-day yield of 5.24%	2,089,012	2,089
Merrimac Cash Fund, Premium Class
1-day yield of 5.09%(@)	771,352	771
Total Security Lending Collateral (cost: $83,127)		83,127

Total Investment Securities (cost: $356,317)(#)		$379,391

NOTES TO SCHEDULE OF INVESTMENTS:

(‡)	Non-income producing.
(†)	At October 31, 2006, all or a portion of this security is on loan (see Note 1). The value at October 31, 2006, of all securities on loan is $79,707.
(*)	Floating or variable rate note. Rate is listed as of October 31, 2006.
(††)

Cash collateral for the Repurchase Agreements, valued at $24,271, that serve as collateral for securities lending, are invested in corporate bonds with interest rates and maturity dates ranging from 0.00% - 9.25% and 11/06/2006 - 3/15/2046, respectively.

(@)	Regulated investment company advised by Investors Bank and Trust Co. (“IBT”). IBT is also the accounting, custody and lending agent for the Fund.
(#)

Aggregate cost for Federal income tax purposes is $356,681. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $33,898 and $11,188, respectively. Net unrealized appreciation for tax purposes is $22,710.

DEFINITIONS:

144A

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2006, these securities aggregated $19,184 or 6.4% of the net assets of the Fund.

ADR	American Depositary Receipt

The notes to the financial statements are an integral part of this report.

TA IDEX AllianceBernstein International Value

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2006
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $338,853) (including securities loaned of $14,410)	$374,926
Cash	12,685
Foreign currency (cost: $4,934)	4,996
Receivables:
Investment securities sold	398
Shares of beneficial interest sold	1,497
Interest	45
Dividends	723
Dividend reclaims receivable	126
395,396
Liabilities:
Investment securities purchased	3,349
Accounts payable and accrued liabilities:
Management and advisory fees	266
Administration fees	6
Payable for collateral for securities on loan	15,189
Other	55
18,865
Net Assets	$376,531
Net Assets Consist of:

Shares of beneficial interest, unlimited shares authorized, no par value	$330,077
Undistributed (accumulated) net investment income (loss)	3,429

Undistributed (accumulated) net realized gain (loss) from investment securities and foreign currency transactions	6,938
Net unrealized appreciation (depreciation) on:
Investment securities	36,073
Translation of assets and liabilities denominated in foreign currencies	14
Net Assets	$376,531

Shares Outstanding	30,477

Net Asset Value and Offering Price Per Share	$12.35

The notes to the financial statements are an integral part of this report.

STATEMENT OF OPERATIONS

For the period ended October 31, 2006 (a)
(all amounts in thousands)

Investment Income:
Dividends (net of withholding taxes on foreign dividends of $522)	$5,906
Interest	333
Income from loaned securities-net	5
6,244

Expenses:
Management and advisory fees	1,860
Printing and shareholder reports	1
Custody fees	162
Administration fees	43
Legal fees	5
Audit fees	19
Trustees fees	22
Registration fees	8
Other	4

Total expenses	2,124
Net Investment Income (Loss)	4,120
Net Realized Gain (Loss) from:
Investment securities	6,377
Foreign currency transactions	14
6,391
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	36,073
Translation of assets and liabilities denominated in foreign currencies	14
36,087

Net Realized and Unrealized Gain (Loss) on Investment Securities and Foreign Currency Transactions	42,478

Net Increase (Decrease) in Net Assets Resulting from Operations	$46,598

(a)   Commenced operations on December 6, 2005.

The notes to the financial statements are an integral part of this report.

STATEMENT OF CHANGES IN NET ASSETS
For the period ended
(all amounts in thousands)

October 31,
2006 (a)
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$4,120

Net realized gain (loss) from investment securities and foreign currency transactions	6,391

Change in unrealized appreciation (depreciation) on investment securities and foreign currency translation	36,087

46,598
Distributions to Shareholders:
From net investment income	(144)

Capital Share Transactions:
Proceeds from shares sold	330,067
Dividends and distributions reinvested	144
Cost of shares redeemed	(134)
330,077
Net increase (decrease) in net assets	376,531
Net Assets:
Beginning of period	—
End of period	$376,531
Undistributed (Accumulated) Net Investment Income (Loss)	$3,429

Share Activity:
Shares issued	30,476
Shares issued-reinvested from distributions	14
Shares redeemed	(13)
Net increase (decrease) in shares outstanding:
30,477

(a)   Commenced operations on December 6, 2005.

The notes to the financial statements are an integral part of this report.

FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period
	Net Asset	Investment Operations			Distributions			Net Asset
For the	Value,	Net	Net Realized		From Net	From Net		Value,
Period	Beginning	Investment	and Unrealized	Total	Investment	Realized	Total	End
Ended(d)(e)	of Period	Income (Loss)	Gain (Loss)	Operations	Income	Gains	Distributions	of Period
10/31/2006	$10.00	$0.20	$2.16	$2.36	$(0.01)	$—	$(0.01)	$12.35

Ratios/Supplemental Data
		Net Assets,		Net Investment
For the		End of	Ratio of Expenses	Income (Loss)	Portfolio
Period	Total	Period	to Average	to Average	Turnover
Ended(e)	Return(c)	(000’s)	Net Assets(a)	Net Assets(a)	Rate(b)
10/31/2006	23.67%	$376,531	0.99%	1.91%	22%

NOTES TO FINANCIAL HIGHLIGHTS

(a)        Annualized.

(b)       Not annualized.

(c)        Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.

(d)       Per share information is calculated based on average number of shares outstanding.

(e)        TA IDEX AllianceBernstein International Value (“the Fund”) commenced operations on December 6, 2005.

The notes to the financial statements are an integral part of this report.

TA IDEX Bjurman, Barry Micro Emerging Growth

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2006
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $49,688)	$53,495
Cash	1,224
Receivables:
Investment securities sold	185
Shares of beneficial interest sold	565
Interest	5
Dividends	3
55,477
Liabilities:
Investment securities purchased	33
Accounts payable and accrued liabilities:
Management and advisory fees	42
Administration fees	1
Other	20
96
Net Assets	$55,381
Net Assets Consist of:

Shares of beneficial interest, unlimited shares authorized, no par value	$52,385
Undistributed (accumulated) net investment income (loss)	—

Undistributed (accumulated) net realized gain (loss) from investment securities	(811)
Net unrealized appreciation (depreciation) on investment securities	3,807
Net Assets	$55,381

Shares Outstanding	5,290

Net Asset Value and Offering Price Per Share	$10.47

The notes to the financial statements are an integral part of this report.

STATEMENT OF OPERATIONS

For the period ended October 31, 2006 (a)
(all amounts in thousands)

Investment Income:
Interest	$27
Dividends	22
49

Expenses:
Management and advisory fees	91
Custody fees	5
Administration fees	2
Audit fees	18
Trustees fees	2
Registration fees	2

Total expenses	120
Less:
Reimbursement of expenses	(11)
Net expenses	109
Net Investment Income (Loss)	(60)
Net Realized and Unrealized Gain (Loss)
Realized gain (loss) from investment securities	(815)

Increase (decrease) in unrealized appreciation (depreciation) on investment securities	3,807

Net Realized and Unrealized Gain (Loss) on Investment Securities	2,992

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,932

(a)        Commenced operations on August 1, 2006.

The notes to the financial statements are an integral part of this report.

STATEMENT OF CHANGES IN NET ASSETS
For the period ended
(all amounts in thousands)

October 31,
2006 (a)
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$(60)

Net realized gain (loss) from investment securities	(815)

Change in unrealized appreciation (depreciation) on investment securities	3,807

2,932

Capital Share Transactions:
Proceeds from shares sold	52,449
52,449
Net increase (decrease) in net assets	55,381
Net Assets:
Beginning of period	—
End of period	$55,381
Undistributed (Accumulated) Net Investment Income (Loss)	$—

Share Activity:
Shares issued	5,290
Net increase (decrease) in shares outstanding:
5,290

(a)        Commenced operations on August 1, 2006.

The notes to the financial statements are an integral part of this report.

FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period
	Net Asset	Investment Operations			Distribution			Net Asset
For the	Value,	Net	Net Realized		From Net	From Net		Value,
Period	Beginning	Investment	and Unrealized	Total	Investment	Realized	Total	End
Ended(d)(g)	of Period	Income (Loss)	Gain (Loss)	Operations	Income	Gains	Distributions	of Period
10/31/2006	$10.00	$(0.02)	$0.49	$0.47	$—	$—	$—	$10.47

Ratios/Supplemental Data
		Net Assets,	Ratio of Expenses		Net Investment
For the		End of	to Average		Income (Loss)	Portfolio
Period	Total	Period	Net Assets(a)		to Average	Turnover
Ended(g)	Return(c)	(000’s)	Net(e)	Total(f)	Net Assets(a)	Rate(b)
10/31/2006	4.70%	$55,381	1.25%	1.38%	(0.69)%	14%

NOTES TO FINANCIAL HIGHLIGHTS

(a)          Annualized.

(b)         Not annualized.

(c)          Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.

(d)         Per share information is calculated based on average number of shares outstanding.

(e)          Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f)            Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)         TA IDEX Bjurman, Barry Micro Emerging Growth (“the Fund”) commenced operations on August 1, 2006.

The notes to the financial statements are an integral part of this report.

TA IDEX BlackRock Global Allocation

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2006
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $456,170)	$479,706
Foreign currency (cost: $15,042)	15,245
Receivables:
Investment securities sold	301
Interest	2,250
Dividends	214
Dividend reclaims receivable	16
Receivable from premiums on written options	39
Unrealized appreciation on forward foreign currency contracts	21
497,792
Liabilities:
Investment securities purchased	3,304
Accounts payable and accrued liabilities:
Management and advisory fees	313
Deferred foreign taxes	346
Administration fees	9
Variation margin	1,620
Written options (premiums $1,080)	1,181
Other	78
6,851
Net Assets	$490,941
Net Assets Consist of:

Shares of beneficial interest, unlimited shares authorized, no par value	$451,530
Undistributed (accumulated) net investment income (loss)	7,159
Undistributed (accumulated) net realized gain (loss) from investment securities , futures contracts, written options and foreign currency transactions	7,801
Net unrealized appreciation (depreciation) on:
Investment securities	23,190
Futures contracts	1,085
Written option contracts	(101)
Translation of assets and liabilities denominated in foreign currencies	277
Net Assets	$490,941

Shares Outstanding	43,735

Net Asset Value and Offering Price Per Share	$11.23

The notes to the financial statements are an integral part of this report.

STATEMENT OF OPERATIONS

For the period ended October 31, 2006 (a)
(all amounts in thousands)

Investment Income:
Interest	$5,073
Dividends (net of withholding taxes on foreign dividends of $193)	3,667
Income from loaned securities-net	16
8,756

Expenses:
Management and advisory fees	2,234
Custody fees	324
Administration fees	60
Legal fees	7
Audit fees	19
Trustees fees	31
Registration fees	11
Other	7

Total expenses	2,693
Net Investment Income (Loss)	6,063
Net Realized Gain (Loss) from:
Investment securities	6,041
Futures contracts	2,085
Written option contracts	(69)
Foreign currency transactions	1,212
9,269
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities (net of foreign capital gains tax accrual of $346)	23,190
Futures contracts	1,085
Written option contracts	(101)
Translation of assets and liabilities denominated in foreign currencies	277
24,451
Net Realized and Unrealized Gain (Loss) on Investment Securities, Futures Contracts, Written Options and Foreign Currency Transactions	33,720

Net Increase (Decrease) in Net Assets Resulting from Operations	$39,783

(a)   Commenced operations on December 6, 2005.

The notes to the financial statements are an integral part of this report.

STATEMENT OF CHANGES IN NET ASSETS

For the period ended
(all amounts in thousands)

October 31,
2006 (a)
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$6,063

Net realized gain (loss) from investment securities, futures contracts, written options and foreign currency transactions	9,269
Change in unrealized appreciation (depreciation) on investment securities, futures contracts, written options and foreign currency translation	24,451

39,783
Distributions to Shareholders:
From net investment income	(372)

Capital Share Transactions:
Proceeds from shares sold	451,161
Dividends and distributions reinvested	372
Cost of shares redeemed	(3)
451,530
Net increase (decrease) in net assets	490,941
Net Assets:
Beginning of period	—
End of period	$490,941
Undistributed (Accumulated) Net Investment Income (Loss)	$7,159

Share Activity:
Shares issued	43,698
Shares issued-reinvested from distributions	37
Net increase (decrease) in shares outstanding:
43,735

(a)   Commenced operations on December 6, 2005.

The notes to the financial statements are an integral part of this report.

FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period
	Net Asset	Investment Operations			Distributions			Net Asset
For the	Value,	Net	Net Realized		From Net	From Net		Value,
Period	Beginning	Investment	and Unrealized	Total	Investment	Realized	Total	End
Ended(d)(e)	of Period	Income (Loss)	Gain (Loss)	Operations	Income	Gains	Distributions	of Period
10/31/2006	$10.00	$0.19	$1.06	$1.25	$(0.02)	$—	$(0.02)	$11.23

Ratios/Supplemental Data
		Net Assets,		Net Investment
For the		End of	Ratio of Expenses	Income (Loss)	Portfolio
Period	Total	Period	to Average	to Average	Turnover
Ended(e)	Return(c)	(000's)	Net Assets(a)	Net Assets(a)	Rate(b)
10/31/2006	12.45%	$490,941	0.90%	2.02%	31%

NOTES TO FINANCIAL HIGHLIGHTS

(a)          Annualized.

(b)         Not annualized.

(c)          Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized

(d)         Per share information is calculated based on average number of shares outstanding.

(e)          TA IDEX BlackRock Global Allocation ("the Fund") commenced operations on December 6, 2005.

The notes to the financial statements are an integral part of this report.

TA IDEX BlackRock Large Cap Value

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2006
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $467,724) (including securities loaned of $30,859)	$538,311
Cash	98
Receivables:
Investment securities sold	1,971
Interest	7
Income from loaned securities	1
Dividends	441
	540,829
Liabilities:
Investment securities purchased	1,916
Accounts payable and accrued liabilities:
Management and advisory fees	346
Transfer agent fees	—	(a)
Administration fees	9
Payable for collateral for securities on loan	31,977
Other	52
	34,300
Net Assets	$506,529
Net Assets Consist of:

Shares of beneficial interest, unlimited shares authorized, no par value	$417,975
Undistributed (accumulated) net investment income (loss)	2,451

Undistributed (accumulated) net realized gain (loss) from investment securities	15,516
Net unrealized appreciation (depreciation) on investment securities	70,587
Net Assets	$506,529

Shares Outstanding
	41,674

Net Asset Value and Offering Price Per Share	$12.15

(a)          Rounds to less than $1.

The notes to the financial statements are an integral part of this report.

STATEMENT OF OPERATIONS

For the period ended October 31, 2006 (a)
(all amounts in thousands)

Investment Income:
Dividends	$6,977
Interest	70
Income from loaned securities-net	37
7,084

Expenses:
Management and advisory fees	3,545
Distribution and service fees:
Class A	51
Printing and shareholder reports	1
Custody fees	52
Administration fees	90
Legal fees	17
Audit fees	19
Trustees fees	44
Registration fees	3
Other	8

Total expenses	3,830
Net Investment Income (Loss)	3,254
Net Realized and Unrealized Gain (Loss)
Realized gain (loss) from investment securities	17,655

Increase (decrease) in unrealized appreciation (depreciation) on investment securities	50,775

Net Realized and Unrealized Gain (Loss) on Investment Securities	68,430

Net Increase (Decrease) in Net Assets Resulting from Operations	$71,684

(a)         Class I was offered for investment on November 15, 2005. Class A shareholders redeemed out of Class A and subscribed into Class I on November 15, 2005.

The notes to the financial statements are an integral part of this report.

STATEMENTS OF CHANGES IN NET ASSETS

For the year or period ended
(all amounts in thousands)

	October 31,	October 31,
	2006 (a)	2005 (b)
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$3,254	$26

Net realized gain (loss) from investment securities	17,655	(2,138)

Change in unrealized appreciation (depreciation) on investment securities	50,775	19,812
	71,684	17,700
Distributions to Shareholders:
From net investment income:
Class I	(1,026)	—
	(1,026)	—

Capital Share Transactions:
Proceeds from shares sold:
Class A	2,001	330,882
Class I	445,738	—
	447,739	330,882
Dividends and distributions reinvested:
Class I	1,026	—
	1,026	—
Cost of shares redeemed:
Class A	(356,774)	—
Class I	(4,702)	—
	(361,476)	—
	87,289	330,882
Net increase (decrease) in net assets	157,947	348,582
Net Assets:
Beginning of year	348,582	—
End of year	$506,529	$348,582
Undistributed (Accumulated) Net Investment Income (Loss)	$2,451	$221

Share Activity:
Shares issued:
Class A	191	33,898
Class I	42,006	—
	42,197	33,898
Shares issued-reinvested from distributions:
Class I	94	—
	94	—
Shares redeemed:
Class A	(34,089)	—
Class I	(426)	—
	(34,515)	—
Net increase (decrease) in shares outstanding:
Class A	(33,898)	33,898
Class I	41,674	—
	7,776	33,898

(a)         Class I was offered for investment on November 15, 2005. Class A shareholders redeemed out of Class A and subscribed into Class I on November 15, 2005.

(b)        Commenced operations on March 1, 2005.

The notes to the financial statements are an integral part of this report.

FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period
	Net Asset	Investment Operations			Distributions			Net Asset
For the	Value,	Net	Net Realized		From Net	From Net		Value,
Period	Beginning	Investment	and Unrealized	Total	Investment	Realized	Total	End
Ended(d)(e)	of Period	Income (Loss)	Gain (Loss)	Operations	Income	Gains	Distributions	of Period
10/31/2006	$10.47	$0.07	$1.64	$1.71	$(0.03)	$—	$(0.03)	$12.15

Ratios/Supplemental Data
		Net Assets,		Net Investment
For the		End of	Ratio of Expenses	Income (Loss)	Portfolio
Period	Total	Period	to Average	to Average	Turnover
Ended(e)	Return(c)	(000's)	Net Assets(a)	Net Assets(a)	Rate(b)
10/31/2006	16.36%	$506,529	0.84%	0.62%	56%

NOTES TO FINANCIAL HIGHLIGHTS

(a)   Annualized.

(b)   Not annualized.

(c)   Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.

(d)   Per share information is based on average number of shares outstanding.

(e)   Class A commenced operations on March 1, 2005. Class I commenced operations on November 15, 2005. Class A shareholders redeemed out of Class A and subscribed into Class I on November 15, 2005.

The notes to the financial statements are an integral part of this report.

TA IDEX Evergreen International Small Cap

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2006
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $410,289) (including securities loaned of $30,483)	$478,838
Cash	22,971
Foreign currency (cost: $1,012)	1,021
Receivables:
Investment securities sold	9,064
Interest	21
Income from loaned securities	9
Dividends	632
Dividend reclaims receivable	109
	512,665
Liabilities:
Investment securities purchased	8,341
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	10
Management and advisory fees	419
Transfer agent fees	—	(a)
Administration fees	8
Payable for collateral for securities on loan	32,182
Other	70
	41,030
Net Assets	$471,635
Net Assets Consist of:

Shares of beneficial interest, unlimited shares authorized, no par value	$334,453
Undistributed (accumulated) net investment income (loss)	3,579

Undistributed (accumulated) net realized gain (loss) from investment securities and foreign currency transactions	65,031
Net unrealized appreciation (depreciation) on:
Investment securities	68,549
Translation of assets and liabilities denominated in foreign currencies	23
Net Assets	$471,635

Shares Outstanding	29,142

Net Asset Value and Offering Price Per Share	$16.18

(a)          Rounds to less than $1.

The notes to the financial statements are an integral part of this report.

STATEMENT OF OPERATIONS

For the year ended October 31, 2006 (a)
(all amounts in thousands)

Investment Income:
Dividends (net of withholding taxes on foreign dividends of $549)	$8,069
Interest	342
Income from loaned securities-net	168
8,579

Expenses:
Management and advisory fees	4,299
Distribution and service fees:
Class A	18
Printing and shareholder reports	1
Custody fees	286
Administration fees	82
Legal fees	17
Audit fees	19
Trustees fees	40
Registration fees	1
Other	7

Total expenses	4,770
Net Investment Income (Loss)	3,809
Net Realized Gain (Loss) from:
Investment securities	65,405
Foreign currency transactions	(265)
65,140
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	34,606
Translation of assets and liabilities denominated in foreign currencies	39
34,645

Net Realized and Unrealized Gain (Loss) on Investment Securities and Foreign Currency Transactions	99,785

Net Increase (Decrease) in Net Assets Resulting from Operations	$103,594

(a)   Class A closed on November 15, 2005.

The notes to the financial statements are an integral part of this report.

STATEMENTS OF CHANGES IN NET ASSETS
For the year or period ended
(all amounts in thousands)

	October 31,	October 31,
	2006	2005 (a)
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$3,809	$1,209

Net realized gain (loss) from investment securities and foreign currency transactions	65,140	10,112

Change in unrealized appreciation (depreciation) on investment securities and foreign currency translation	34,645	33,927

	103,594	45,248
Distributions to Shareholders:
From net investment income:
Class I	(823)	—
	(823)	—
From net realized gains:
Class I	(10,837)	—
	(10,837)	—

Capital Share Transactions:
Proceeds from shares sold:
Class A	—	114,354
Class I	186,053	170,953
	186,053	285,307
Dividends and distributions reinvested:
Class I	11,660	—
	11,660	—
Cost of shares redeemed:
Class A	(127,067)	—
Class I	(21,500)	—
	(148,567)	—
	49,146	285,307
Net increase (decrease) in net assets	141,080	330,555
Net Assets:
Beginning of period	330,555	—
End of period	$471,635	$330,555
Undistributed (Accumulated) Net Investment Income (Loss)	$3,579	$823

Share Activity:
Shares issued:
Class A	—	9,945
Class I	13,754	16,080
	13,754	26,025
Shares issued-reinvested from distributions:
Class I	864	—
	864	—
Shares redeemed:
Class A	(9,945)	—
Class I	(1,556)	—
	(11,501)	—
Net increase (decrease) in shares outstanding:
Class A	(9,945)	9,945
Class I	13,062	16,080
	3,117	26,025

(a)         Commenced operations on November 8, 2004. The inception date for the offering of share Class A was March 1, 2005. Class A closed on November 15, 2005.

The notes to the financial statements are an integral part of this report

TA IDEX Evergreen International Small Cap

FINANCIAL HIGHLIGHTS

	For a share of beneficial interest outstanding throughout each period
	Net Asset	Investment Operations			Distributions			Net Asset
For the	Value,	Net	Net Realized		From Net	From Net		Value,
Period	Beginning	Investment	and Unrealized	Total	Investment	Realized	Total	End
Ended(d)(e)	of Period	Income (Loss)	Gain (Loss)	Operations	Income	Gains	Distributions	of Period
10/31/2006	$12.71	$0.14	$3.79	$3.93	$(0.03)	$(0.43)	$(0.46)	$16.18
10/31/2005	10	0.06	2.65	2.71	—	—	—	12.71

		Ratios/Supplemental Data
		Net Assets,		Net Investment
For the		End of	Ratio of Expenses	Income (Loss)	Portfolio
Period	Total	Period	to Average	to Average	Turnover
Ended(b)(e)	Return(c)	(000's)	Net Assets(a)	Net Assets(a)	Rate(b)
10/31/2006	31.68%	$471,635	1.15%	0.94%	89%
10/31/2005	27.10	204,413	1.22	0.56	65

NOTES TO FINANCIAL HIGHLIGHTS

(a)         Annualized.

(b)        Not annualized.

(c)         Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.

(d)        Per share information is calculated based on average number of shares outstanding.

(e)         TA IDEX Evergreen International Small Cap ("the Fund") commenced operations on November 8, 2004. Class A closed on November 15, 2005.

The notes to the financial statements are an integral part of this report.

TA IDEX Federated Market Opportunity

STATEMENT OF ASSETS AND LIABILITIES

At October 31, 2006

(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $66,341) (including securities loaned of $11,068)	$66,873
Cash	28,284
Receivables:
Interest	334
Dividends	37
Dividend reclaims receivable	16
95,544
Liabilities:
Investment securities purchased	914
Accounts payable and accrued liabilities:
Management and advisory fees	56
Administration fees	1
Payable for collateral for securities on loan	11,359
Other	26
12,356
Net Assets	$83,188
Net Assets Consist of:

Shares of beneficial interest, unlimited shares authorized, no par value	$85,661
Undistributed (accumulated) net investment income (loss)	555

Undistributed (accumulated) net realized gain (loss) from investment securities and foreign currency transactions	(3,560)
Net unrealized appreciation (depreciation) on investment securities	532
Net Assets	$83,188

Shares Outstanding	8,568

Net Asset Value and Offering Price Per Share	$9.71

The notes to the financial statements are an integral part of this report.

STATEMENT OF OPERATIONS

For the period ended October 31, 2006 (a)

(all amounts in thousands)

Investment Income:
Interest	$2,117
Dividends (net of withholding taxes on foreign dividends of $28)	574
Income from loaned securities-net	3
2,694

Expenses:
Management and advisory fees	548
Custody fees	23
Administration fees	14
Legal fees	2
Audit fees	19
Trustees fees	8
Registration fees	2
Other	1

Total expenses	617
Net Investment Income (Loss)	2,077
Net Realized Gain (Loss) from:
Investment securities	(2,827)
Foreign currency transactions	(278)
(3,105)
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:

Investment securities	532
532

Net Realized and Unrealized Gain (Loss) on Investment Securities and Foreign Currency Transactions	(2,573)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(496)

(a)   Commenced operations on December 6, 2005.

The notes to the financial statements are an integral part of this report.

STATEMENT OF CHANGES IN NET ASSETS

For the period ended

(all amounts in thousands)

October 31,
2006 (a)
Increase (Decrease) in Net Assets From:
Operations:

Net investment income (loss)	$2,077

Net realized gain (loss) from investment securities and foreign currency transactions	(3,105)

Change in unrealized appreciation (depreciation) on investment securities	532

(496)
Distributions to Shareholders:
From net investment income	(1,977)

Capital Share Transactions:
Proceeds from shares sold	89,534
Dividends and distributions reinvested	1,977
Cost of shares redeemed	(5,850)
85,661
Net increase (decrease) in net assets	83,188
Net Assets:
Beginning of period	—
End of period	$83,188
Undistributed (Accumulated) Net Investment Income (Loss)	$555

Share Activity:
Shares issued	8,953
Shares issued-reinvested from distributions	198
Shares redeemed	(583)
Net increase (decrease) in shares outstanding:	8,568

(a)   Commenced operations on December 6, 2005.

The notes to the financial statements are an integral part of this report.

FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout the period
	Net Asset	Investment Operations			Distributions			Net Asset
For the	Value,	Net	Net Realized		From Net	From Net		Value,
Period	Beginning	Investment	and Unrealized	Total	Investment	Realized	Total	End
Ended(d)(e)	of Period	Income (Loss)	Gain (Loss)	Operations	Income	Gains	Distributions	of Period
10/31/2006	$10.00	$0.27	$(0.30)	$(0.03)	$(0.26)	$—	$(0.26)	$9.71

Ratios/Supplemental Data
		Net Assets,		Net Investment
For the		End of	Ratio of Expenses	Income (Loss)	Portfolio
Period	Total	Period	to Average	to Average	Turnover
Ended(a)	Return(e)	(000's)	Net Assets(a)	Net Assets(a)	Rate(b)
10/31/2006	(0.35)%	$83,188	0.88%	2.97%	72%

NOTES TO FINANCIAL HIGHLIGHTS

(a)          Annualized.

(b)         Not annualized.

(c)         Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.

(d)         Per share information is calculated based on average number of shares outstanding.

(e)         TA IDEX Federated Market Opportunity ("the Fund") commenced operations on December 6, 2005.

The notes to the financial statements  are an integral part of this report.

TA IDEX JPMorgan International Bond

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2006
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $654,013)	$663,911
Cash	7,472
Foreign currency (cost: $3,253)	3,300
Receivables:
Investment securities sold	5,390
Shares of beneficial interest sold	216
Interest	7,766
Variation margin	141
Unrealized appreciation on forward foreign currency contracts	1,162
689,358
Liabilities:
Investment securities purchased	5,178
Accounts payable and accrued liabilities:
Management and advisory fees	301
Administration fees	12
Unrealized depreciation on forward foreign currency contracts	1,518
Other	95
7,104
Net Assets	$682,254
Net Assets Consist of:

Shares of beneficial interest, unlimited shares authorized, no par value	$667,086
Undistributed (accumulated) net investment income (loss)	7,849

Undistributed (accumulated) net realized gain (loss) from investment securities, futures contracts and foreign currency transactions	(2,483)
Net unrealized appreciation (depreciation) on:
Investment securities	9,898
Futures contracts	64
Translation of assets and liabilities denominated in foreign currencies	(160)
Net Assets	$682,254

Shares Outstanding	64,890

Net Asset Value and Offering Price Per Share	$10.51

The notes to the financial statements are an integral part of this report.

STATEMENT OF OPERATIONS

For the period ended October 31, 2006 (a)

(all amounts in thousands)

Investment Income:
Interest	$11,283

Expenses:
Management and advisory fees	1,974
Custody fees	279
Administration fees	76
Legal fees	8
Audit fees	19
Trustees fees	39
Registration fees	15
Other	7

Total expenses	2,417
Net Investment Income (Loss)	8,866
Net Realized Gain (Loss) from:
Investment securities	3,870
Futures contracts	440
Foreign currency transactions	181
4,491
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	9,898
Futures contracts	64
Translation of assets and liabilities denominated in foreign currencies	(160)
9,802

Net Realized and Unrealized Gain (Loss) on Investment Securities, Futures Contracts and Foreign Currency Transactions	14,293

Net Increase (Decrease) in Net Assets Resulting from Operations	$23,159

(a)          Commenced operations on December 6, 2005.

The notes to the financial statements are an integral part of this report.

STATEMENT OF CHANGES IN NET ASSETS

For the period ended

(all amounts in thousands)

October 31,
2006 (a)
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$8,866

Net realized gain (loss) from investment securities, futures contracts and foreign currency transactions	4,491

Change in unrealized appreciation (depreciation) on investment securities, futures contracts and foreign currency translation	9,802

23,159
Distributions to Shareholders:
From net investment income	(7,991)

Capital Share Transactions:
Proceeds from shares sold	659,095
Dividends and distributions reinvested	7,991
667,086
Net increase (decrease) in net assets	682,254
Net Assets:
Beginning of period	—
End of period	$682,254
Undistributed (Accumulated) Net Investment Income (Loss)	$7,849

Share Activity:
Shares issued	64,116
Shares issued-reinvested from distributions	774
Net increase (decrease) in shares outstanding:
64,890

(a)          Commenced operations on December 6, 2005.

The notes to the financial statements are an integral part of this report.

FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period
	Net Asset	Investment Operations			Distributions			Net Asset
For the	Value,	Net	Net Realized		From Net	From Net		Value,
Period	Beginning	Investment	and Unrealized	Total	Investment	Realized	Total	End
Ended(d)(e)	of Period	Income (Loss)	Gain (Loss)	Operations	Income	Gains	Distributions	of Period
10/31/2006	$10.00	$0.22	$0.49	$0.71	$(0.20)	$—	$(0.20)	$10.51

Ratios/Supplemental Data
		Net Assets,		Net Investment
For the		End of	Ratio of Expenses	Income (Loss)	Portfolio
Period	Total	Period	to Average	to Average	Turnover
Ended(a)	Return(e)	(000’s)	Net Assets(a)	Net Assets(a)	Rate(b)
10/31/2006	7.12%	$682,254	0.64%	2.34%	145%

NOTES TO FINANCIAL HIGHLIGHTS

(a)          Annualized.

(b)         Not annualized.

(c)         Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.

(d)         Per share information is calculated based on average number of shares outstanding.

(e)         TA IDEX JPMorgan International Bond ("the Fund") commenced operations on December 6, 2005.

The notes to the financial statements are an integral part of this report.

TA IDEX J.P. Morgan Mid Cap Value

STATEMENT OF ASSETS AND LIABILITIES

At October 31, 2006

(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $245,301) (including securities loaned of $32,993)	$271,011
Cash	7,450
Receivables:
Investment securities sold	1,199
Interest	24
Dividends	153
279,837
Liabilities:
Investment securities purchased	394
Accounts payable and accrued liabilities:
Management and advisory fees	175
Administration fees	4
Payable for collateral for securities on loan	34,042
Other	34
34,649
Net Assets	$245,188
Net Assets Consist of:

Shares of beneficial interest, unlimited shares authorized, no par value	$207,850
Undistributed (accumulated) net investment income (loss)	1,908

Undistributed (accumulated) net realized gain (loss) from investment securities	9,720
Net unrealized appreciation (depreciation) on investment securities	25,710
Net Assets	$245,188

Shares Outstanding	21,002

Net Asset Value and Offering Price Per Share	$11.67

The notes to the financial statements are an integral part of this report.

STATEMENT OF OPERATIONS

For the year ended October 31, 2006 (a)

(all amounts in thousands)

Investment Income:
Dividends (net of withholding taxes on foreign dividends of $9)	$4,159
Interest	299
Income from loaned securities-net	50
4,508

Expenses:
Management and advisory fees	1,873
Distribution and service fees:
Class A	29
Printing and shareholder reports	1
Custody fees	34
Administration fees	46
Legal fees	9
Audit fees	19
Trustees fees	22
Registration fees	1
Other	3

Total expenses	2,037
Net Investment Income (Loss)	2,471
Net Realized and Unrealized Gain (Loss)
Realized gain (loss) from investment securities	10,521

Increase (decrease) in unrealized appreciation (depreciation) on investment securities	25,135

Net Realized and Unrealized Gain (Loss) on Investment Securities	35,656

Net Increase (Decrease) in Net Assets Resulting from Operations	$38,127

(a)          Class I was offered for investment on November 15, 2005. Class A shareholders redeemed out of Class A and subscribed into Class I on November 15, 2005.

The notes to the financial statements are an integral part of this report.

STATEMENTS OF CHANGES IN NET ASSETS

For the year or period ended

(all amounts in thousands)

	October 31,	October 31,
	2006(a)	2005(b)
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$2,471	$356

Net realized gain (loss) from investment securities	10,521	173

Change in unrealized appreciation (depreciation) on investment securities	25,135	575

	38,127	1,104
Distributions to Shareholders:
From net investment income:
Class I	(961)	—
	(961)	—
From net realized gains:
Class I	(1,029)	—
	(1,029)	—

Capital Share Transactions:
Proceeds from shares sold:
Class A	4,598	197,152
Class I	215,612	—
	220,210	197,152
Dividends and distributions reinvested:
Class I	1,990	—
	1,990	—
Cost of shares redeemed:
Class A	(205,876)	—
Class I	(5,529)	—
	(211,405)	—
	10,795	197,152
Net increase (decrease) in net assets	46,932	198,256
Net Assets:
Beginning of year	198,256	—
End of year	$245,188	$198,256
Undistributed (Accumulated) Net Investment Income (Loss)	$1,908	$405

Share Activity:
Shares issued:
Class A	456	19,940
Class I	21,339	—
	21,795	19,940
Shares issued-reinvested from distributions:
Class I	191	—
	191	—
Shares redeemed:
Class A	(20,396)	—
Class I	(528)	—
	(20,924)	—
Net increase (decrease) in shares outstanding:
Class A	(19,940)	19,940
Class I	21,002	—
	1,062	19,940

(a)         Class I was offered for investment on November 15, 2005. Class A shareholders redeemed out of Class A and subscribed into Class I on November 15, 2005.

(b)        Commenced operations on March 1, 2005.

The notes to the financial statements are an integral part of this report.

FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period
	Net Asset	Investment Operations			Distributions			Net Asset
For the	Value,	Net	Net Realized		From Net	From Net		Value,
Period	Beginning	Investment	and Unrealized	Total	Investment	Realized	Total	End
Ended(d)(e)	of Period	Income (Loss)	Gain (Loss)	Operations	Income	Gains	Distributions	of Period
10/31/2006	$10.09	$0.11	$1.57	$1.68	$(0.05)	$(0.05)	$(0.1)	$11.67

Ratios/Supplemental Data
		Net Assets,		Net Investment
For the		End of	Ratio of Expenses	Income (Loss)	Portfolio
Period	Total	Period	to Average	to Average	Turnover
Ended(e)	Return(c)	(000’s)	Net Assets(a)	Net Assets(a)	Rate(b)
10/31/2006	16.71%	$245,188	0.88%	1.10%	46%

NOTES TO FINANCIAL HIGHLIGHTS

(a)          Annualized.

(b)         Not annualized.

(c)         Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.

(d)         Per share information is calculated based on average number of shares outstanding.

(e)         Class A commenced operations on March 1, 2005. Class I commenced operations on November 15, 2005. Class A shareholders redeemed out of Class A and subscribed into Class I on November 15, 2005.

The notes to the financial statements are an integral part of this report.

TA IDEX Marsico International Growth

STATEMENT OF ASSETS AND LIABILITIES

At October 31, 2006

(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $384,876) (including securities loaned of $10,982)	$435,561
Cash	14,784
Receivables:
Investment securities sold	3,805
Shares of beneficial interest sold	153
Interest	32
Income from loaned securities	1
Dividends	452
Dividend reclaims receivable	297
	455,085
Liabilities:
Investment securities purchased	12,932
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	1,668
Management and advisory fees	388
Transfer agent fees	—	(a)
Administration fees	7
Payable for collateral for securities on loan	11,399
Other	65
	26,459
Net Assets	$428,626
Net Assets Consist of:

Shares of beneficial interest, unlimited shares authorized, no par value	$303,451
Undistributed (accumulated) net investment income (loss)	1,019

Undistributed (accumulated) net realized gain (loss) from investment securities and foreign currency transactions	73,465
Net unrealized appreciation (depreciation) on:
Investment securities	50,685
Translation of assets and liabilities denominated in foreign currencies	6
Net Assets	$428,626

Shares Outstanding	30,347

Net Asset Value and Offering Price Per Share	$14.12

(a)          Rounds to less than $1.

The notes to the financial statements are an integral part of this report.

STATEMENT OF OPERATIONS

For the year ended October 31, 2006(a)

(all amounts in thousands)

Investment Income:
Dividends (net of withholding taxes on foreign dividends of $458)	$5,567
Interest	304
Income from loaned securities-net	85
5,956

Expenses:
Management and advisory fees	4,098
Distribution and service fees:
Class A	17
Printing and shareholder reports	1
Custody fees	275
Administration fees	78
Legal fees	17
Audit fees	19
Trustees fees	38
Other	6

Total expenses	4,549
Net Investment Income (Loss)	1,407
Net Realized Gain (Loss) from:
Investment securities	75,054
Foreign currency transactions	(151)
74,903
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	23,405
Translation of assets and liabilities denominated in foreign currencies	13
23,418

Net Realized and Unrealized Gain (Loss) on Investment Securities and Foreign Currency Transactions	98,321

Net Increase (Decrease) in Net Assets Resulting from Operations	$99,728

(a)   Class A closed on November 15, 2005.

The notes to the financial statements are an integral part of this report.

STATEMENTS OF CHANGES IN NET ASSETS

For the year or period ended

(all amounts in thousands)

	October 31,	October 31,
	2006	2005(a)
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$1,407	$4,330

Net realized gain (loss) from investment securities and foreign currency transactions	74,903	200

Change in unrealized appreciation (depreciation) on investment securities and foreign currency translation	23,418	27,273
	99,728	31,803
Distributions to Shareholders:
From net investment income:
Class I	(3,283)	(573)
	(3,283)	(573)
From net realized gains:
Class I	(2,500)	—
	(2,500)	—

Capital Share Transactions:
Proceeds from shares sold:
Class A	—	105,209
Class I	184,042	257,482
	184,042	362,691
Dividends and distributions reinvested:
Class I	5,783	573
	5,783	573
Cost of shares redeemed:
Class A	(115,115)	—
Class I	(134,523)	—
	(249,638)	—
	(59,813)	363,264
Net increase (decrease) in net assets	34,132	394,494
Net Assets:
Beginning of period	394,494	—
End of period	$428,626	$394,494
Undistributed (Accumulated) Net Investment Income (Loss)	$1,019	$3,283

Share Activity:
Shares issued:
Class A	—	10,171
Class I	15,462	25,305
	15,462	35,476
Shares issued-reinvested from distributions:
Class I	479	56
	479	56
Shares redeemed:
Class A	(10,171)	—
Class I	(10,955)	—
	(21,126)	—
Net increase (decrease) in shares outstanding:
Class A	(10,171)	10,171
Class I	4,986	25,361
	(5,185)	35,532

(a)          Commenced operations on November 8, 2004. The inception date for the offering of share Class A was March 1, 2005. Class A closed on November 15, 2005.

The notes to the financial statements are an integral part of this report.

FINANCIAL HIGHLIGHTS

	For a share of beneficial interest outstanding throughout each period
	Net Asset	Investment Operations			Distributions			Net Asset
For the	Value,	Net	Net Realized		From Net	From Net		Value,
Period	Beginning	Investment	and Unrealized	Total	Investment	Realized	Total	End
Ended(d)(e)	of Period	Income (Loss)	Gain (Loss)	Operations	Income	Gains	Distributions	of Period
10/31/2006	$11.11	$0.05	$3.17	$3.22	$(0.12)	$(0.09)	$(0.21)	$14.12
10/31/2005	10.00	0.16	0.99	1.15	(0.04)	—	(0.04)	11.11

	Ratios/Supplemental Data
		Net Assets,		Net Investment
For the		End of	Ratio of Expenses	Income (Loss)	Portfolio
Period	Total	Period	to Average	to Average	Turnover
Ended(e)	Return(c)	(000’s)	Net Assets(a)	Net Assets(a)	Rate(b)
10/31/2006	29.35%	$428,626	1.16%	0.38%	129%
10/31/2005	11.49	281,692	1.18	1.52	145

NOTES TO FINANCIAL HIGHLIGHTS

(a)          Annualized.

(b)         Not annualized.

(c)          Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.

(d)         Per share information is calculated based on average number of shares outstanding.

(e)          TA IDEX Marsico International Growth (“the Fund”) commenced operations on November 8, 2004. Class A closed on November 15, 2005.

The notes to the financial statements are an integral part of this report.

TA IDEX Neuberger Berman International

STATEMENT OF ASSETS AND LIABILITIES

At October 31, 2006

(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $418,058) (including securities loaned of $16,903)	$455,108
Cash	20,262
Foreign currency (cost: $100)	100
Receivables:
Investment securities sold	3,827
Shares of beneficial interest sold	643
Interest	37
Dividends	796
Dividend reclaims receivable	132
480,905
Liabilities:
Investment securities purchased	899
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	1,678
Management and advisory fees	378
Administration fees	8
Payable for collateral for securities on loan	17,871
Other	75
20,909
Net Assets	$459,996
Net Assets Consist of:

Shares of beneficial interest, unlimited shares authorized, no par value	$395,358
Undistributed (accumulated) net investment income (loss)	4,263

Undistributed (accumulated) net realized gain (loss) from investment securities	23,328
Net unrealized appreciation (depreciation) on:
Investment securities	37,050
Translation of assets and liabilities denominated in foreign currencies	(3)
Net Assets	$459,996

Shares Outstanding	39,179

Net Asset Value and Offering Price Per Share	$11.74

The notes to the financial statements are an integral part of this report.

STATEMENT OF OPERATIONS

For the period ended October 31, 2006 (a)

(all amounts in thousands)

Investment Income:
Dividends (net of withholding taxes on foreign dividends of $548)	$8,138
Interest	456
Income from loaned securities-net	47
8,641

Expenses:
Management and advisory fees	3,650
Custody fees	244
Administration fees	76
Legal fees	10
Audit fees	19
Trustees fees	40
Registration fees	9
Other	6

Total expenses	4,054
Net Investment Income (Loss)	4,587
Net Realized Gain (Loss) from:
Investment securities	24,890
Foreign currency transactions	(1,371)
23,519
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	37,050
Translation of assets and liabilities denominated in foreign currencies	(3)
37,047

Net Realized and Unrealized Gain (Loss) on Investment Securities and Foreign Currency Transactions	60,566

Net Increase (Decrease) in Net Assets Resulting from Operations	$65,153

(a)          Commenced operations on December 6, 2005.

The notes to the financial statements are an integral part of this report.

STATEMENT OF CHANGES IN NET ASSETS

for the period ended

(all amounts in thousands)

October 31, 2006 (a)
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$4,587

Net realized gain (loss) from investment securities and foreign currency transactions	23,519

Change in unrealized appreciation (depreciation) on investment securities and foreign currency translation	37,047

65,153
Distributions to Shareholders:
From net investment income	(515)

Capital Share Transactions:
Proceeds from shares sold	406,908
Dividends and distributions reinvested	515
Cost of shares redeemed	(12,065)
395,358
Net increase (decrease) in net assets	459,996
Net Assets:
Beginning of period	—
End of period	$459,996
Undistributed (Accumulated) Net Investment Income (Loss)	$4,263

Share Activity:
Shares issued	40,191
Shares issued-reinvested from distributions	51
Shares redeemed	(1,063)
Net increase (decrease) in shares outstanding:
39,179

(a)          Commenced operations on December 6, 2005.

The notes to the financial statements are an integral part of this report.

FINANCIAL HIGHLIGHTS

	For a share of beneficial interest outstanding throughout each period
	Net Asset	Investment Operations			Distribtions			Net Asset
For the Period Ended(d)(e)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized andUnrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value End of Period
10/31/2006	$10.00	$0.12	$1.64	$1.76	$(0.02)	$—	$(0.02)	$11.74

Ratios/Supplemental Data
		Net Assets,		Net Investment
For the		End of	Ratio of Expenses	Income (Loss)	Portfolio
Period	Total	Period	to Average	to Average	Turnover
Ended(a)	Return(c)	(000's)	Net Assets(a)	Net Assets(a)	Rate(b)
10/31/2006	17.61%	$459,996	1.07%	1.21%	52%

NOTES TO FINANCIAL HIGHLIGHTS

(a)          Annualized.

(b)         Not annualized.

(c)         Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.

(d)         Per share information is calculated based on average number of shares outstanding.

(e)         TA IDEX Neuberger Berman International (“the Fund”) commenced operations on December 6, 2005.

The notes to the financial statements are an integral part of this report.

TA IDEX Oppenheimer Developing Markets

STATEMENT OF ASSETS AND LIABILITIES

At October 31, 2006

(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $329,664) (including securities loaned of $6,236)	$357,747
Foreign currency (cost: $22,593)	22,998
Receivables:
Investment securities sold	1,350
Shares of beneficial interest sold	1,203
Interest	1
Income from loaned securities	2
Dividends	282
383,583
Liabilities:
Investment securities purchased	7,441
Accounts payable and accrued liabilities:
Management and advisory fees	52
Deferred foreign taxes	1,198
Administration fees	6
Due to custodian	6,117
Payable for collateral for securities on loan	6,496
Other	193
21,503
Net Assets	$362,080
Net Assets Consist of:

Shares of beneficial interest, unlimited shares authorized, no par value	$321,826
Undistributed (accumulated) net investment income (loss)	1,548

Undistributed (accumulated) net realized gain (loss) from investment securities and foreign currency transactions	11,333
Net unrealized appreciation (depreciation) on:
Investment securities	26,975
Translation of assets and liabilities denominated in foreign currencies	398
Net Assets	$362,080

Shares Outstanding	31,726

Net Asset Value and Offering Price Per Share	$11.41

The notes to the financial statements are an integral part of this report.

STATEMENT OF OPERATIONS

For the period ended October 31, 2006 (a)

(all amounts in thousands)

Investment Income:
Dividends (net of withholding taxes on foreign dividends of $732)	$6,337
Interest	166
Income from loaned securities-net	10
6,513

Expenses:
Management and advisory fees	3,177
Custody fees	1,323
Administration fees	56
Legal fees	7
Audit fees	19
Trustees fees	30
Registration fees	7
Other	5

Total expenses	4,624
Less:
Waiver of management and advisory fees	(583)
Net expenses	4,041
Net Investment Income (Loss)	2,472
Net Realized Gain (Loss) from:
Investment securities	12,783
Foreign currency transactions	(1,478)
11,305
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities (net of foreign capital gains tax accrual of $1,108)	26,975
Translation of assets and liabilities denominated in foreign currencies	398
27,373

Net Realized and Unrealized Gain (Loss) on Investment Securities and Foreign Currency Transactions	38,678

Net Increase (Decrease) in Net Assets Resulting from Operations	$41,150

(a)          Commenced operations on December 6, 2005.

The notes to the financial statements are an integral part of this report.

STATEMENT OF CHANGES IN NET ASSETS

For the period ended

(all amounts in thousands)

October 31,
2006 (a)
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$2,472

Net realized gain (loss) from investment securities and foreign currency transactions	11,305

Change in unrealized appreciation (depreciation) on investment securities and foreign currency translation	27,373

41,150
Distributions to Shareholders:
From net investment income	(896)

Capital Share Transactions:
Proceeds from shares sold	332,453
Dividends and distributions reinvested	896
Cost of shares redeemed	(11,523)
321,826
Net increase (decrease) in net assets	362,080
Net Assets:
Beginning of period	—
End of period	$362,080
Undistributed (Accumulated) Investment Income (Loss)	$1,548

Share Activity:
Shares issued	32,752
Shares issued-reinvested from distributions	89
Shares redeemed	(1,115)
Net increase (decrease) in shares outstanding:
31,726

(a)           Commenced operations on December 6, 2005.

The notes to the financial statements are an integral part of this report.

FINANCIAL HIGHLIGHTS

For a share of beneficial Interest outstanding throughout each period
	Net Asset	Investment Operations			Distributions			Net Asset
For the	Value,	Net	Net Realized		From Net	From Net		Value,
Period	Beginning	Investment	and Unrealized	Total	Investment	Realized	Total	End
Ended(d)(g)	of Period	Income (Loss)	Gain (Loss)	Operations	Income	Gains	Distributions	of Period
10/31/2006	$10.00	$0.09	$1.37	$1.46	$(0.05)	$—	$(0.05)	$11.41

Ratio/Supplemental Data
		Net Assets,	Ratio of Expenses		Net Invetment
For the		End of	to Average		Income (Loss)	Portfolio
Period	Total	Period	Net Assets(a)		to Average	Turnover
Ended(g)	Return(c)	(000’s)	Net(a)	Total(f)	Net Assets(a)	Rate(b)
10/31/2006	$14.64%	$362,080	1.45%	1.66%	0.89%	77%

NOTES TO FINANCIAL HIGHLIGHTS

(a)          Annualized.

(b)         Not annualized.

(c)         Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.

(d)         Per share information is calculated based on average number of shares outstanding.

(e)          Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any
(see note 2).

(f)           Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)        TA IDEX Oppenheimer Developing Markets ("the Fund") commenced operations on December 6, 2005.

The notes to the financial statements are an integral part of this report.

TA IDEX Oppenheimer Small- & Mid-Cap Value

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2006
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $82,066)	$88,199
Cash	3,303
Receivables:
Investment securities sold	1,485
Interest	10
Dividends	18
93,015
Liabilities:
Investment securities purchased	1,024
Accounts payable and accrued liabilities:
Management and advisory fees	62
Administration fees	2
Other	28
1,116
Net Assets	$91,899
Net Assets Consist of:

Shares of beneficial interest, unlimited shares authorized, no par value	$84,274
Undistributed (accumulated) net investment income (loss)	129

Undistributed (accumulated) net realized gain (loss) from investment securities	1,363
Net unrealized appreciation (depreciation) on investment securities	6,133
Net Assets	$91,899

Shares Outstanding	8,401

Net Asset Value and Offering Price Per Share	$10.94

The notes to the financial statements are an integral part of this report.

STATEMENT OF OPERATIONS

For the period ended October 31, 2006 (a)
(all amounts in thousands)

Investment Income:
Dividends (net of withholding taxes on foreign dividends of $1)	$284
Interest	64
348

Expenses:
Management and advisory fees	175
Custody fees	21
Administration fees	4
Audit fees	18
Trustees fees	4
Registration fees	3

Total expenses	225
Less:
Reimbursement of expenses	(13)
Net expenses	212
Net Investment Income (Loss)	136
Net Realized and Unrealized Gain (Loss)
Realized gain (loss) from investment securities	1,356

Increase (decrease) in unrealized appreciation (depreciation) on investment securities	6,133

Net Realized and Unrealized Gain (Loss) on Investment Securities	7,489

Net Increase (Decrease) in Net Assets Resulting from Operations	$7,625

(a)          Commenced operations on August 1, 2006.

The notes to the financial statements are an integral part of this report.

STATEMENT OF CHANGES IN NET ASSETS
For the period ended
(all amounts in thousands)

October 31,
2006 (a)
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$136

Net realized gain (loss) from investment securities	1,356

Change in unrealized appreciation (depreciation) on investment securities	6,133

7,625

Capital Share Transactions:
Proceeds from shares sold	84,274
84,274
Net increase (decrease) in net assets	91,899
Net Assets:
Beginning of period	—
End of period	$91,899
Undistributed (Accumulated) Net Investment Income (Loss)	$129

Share Activity:
Shares issued	8,401
Net increase (decrease) in shares outstanding:
8,401

(a)          Commenced operations on August 1, 2006.

The notes to the financial statements are an integral part of this report.

FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period
	Net Asset	Investment Operations			Distributions			Net Asset
For the	Value,	Net	Net Realized		From Net	From Net		Value,
Period	Beginning	Investment	and Unrealized	Total	Investment	Realized	Total	End
Ended(d)(g)	of Period	Income (Loss)	Gain (Loss)	Operations	Income	Gains	Distributions	of Period
10/31/2006	$10.00	$0.02	$0.92	$0.94	$—	$—	$—	$10.94

Ratios/Supplemental Data
		Net Assets,	Ratio of Expenses		Net Investment
For the		End of	to Average		Income (Loss)	Portfolio
Period	Total	Period	Net Assets(g)		to Average	Turnover
Ended(g)	Return(c)	(000’s)	Net(e)	Total(f)	Net Assets(a)	Rate(b)
10/31/2006	9.40%	$91,899	1.15%	1.22%	0.74%	33%

NOTES TO FINANCIAL HIGHLIGHTS

(a)          Annualized.

(b)         Not annualized.

(c)          Total Return has been calculated for the applicable period without deduction of a salesload, if any, on an initial purchase. Not annualized.

(d)         Per share information is calculated based on average number of shares outstanding.

(e)          Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any
(see note 2).

(f)            Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)         TA IDEX Oppenheimer Small- & Mid-Cap Value (“the Fund”) commenced operations on August 1, 2006.

The notes to the financial statements are an integral part ofthis report.

TA IDEX Transamerica Short-Term Bond

STATEMENT OF ASSETS AND LIABILITIES

At October 31, 2006

(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $367,872) (including securities loaned of $3,079)	$ 368,064
Cash	12,993
Receivables:
Shares of beneficial interest sold to affiliates	6,223
Interest	5,772
	393,052
Liabilities:
Investment securities purchased	10,223
Accounts payable and accrued liabilities:
Management and advisory fees	191
Transfer agent fees	—	(a)
Administration fees	6
Payable for collateral for securities on loan	3,150
Other	40
	13,610
Net Assets	$ 379,442
Net Assets Consist of:

Shares of beneficial interest, unlimited shares authorized, no par value	$ 381,268
Undistributed (accumulated) net investment income (loss)	426

Undistributed (accumulated) net realized gain (loss) from investment securities	(2,444)
Net unrealized appreciation (depreciation) on investment securities	192
Net Assets	$ 379,442

Shares Outstanding	38,564

Net Asset Value and Offering Price Per Share	$ 9.84

(a)      Rounds to less than $1.

The notes to the financial statements are an integral part of this report.

STATEMENT OF OPERATIONS(a)

For the year ended October 31, 2006

(all amounts in thousands)

Investment Income:
Interest	$ 14,297
Income from loaned securities-net	8
14,305

Expenses:
Management and advisory fees	1,915
Distribution and service fees:
Class A	15
Printing and shareholder reports	1
Custody fees	36
Administration fees	60
Legal fees	13
Audit fees	19
Trustees fees	29
Registration fees	2
Other	5

Total expenses	2,095
Net Investment Income (Loss)	12,210
Net Realized and Unrealized Gain (Loss)
Realized gain (loss) from investment securities	(1,787)

Increase (decrease) in unrealized appreciation (depreciation) on investment securities	2,995

Net Realized and Unrealized Gain (Loss) on Investment Securities	1,208

Net Increase (Decrease) in Net Assets Resulting from Operations	$ 13,418

(a)      Class A closed on November 15, 2005.

The notes to the financial statements are an integral part of this report.

STATEMENTS OF CHANGES IN NET ASSETS

For the year or period ended

(all amounts in thousands)

	October 31,	October 31,
	2006	2005(a)
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$ 12,210	$ 5,617

Net realized gain (loss) from investment securities	(1,787)	(658)

Change in unrealized appreciation (depreciation) on investment securities	2,995	(2,803)

	13,418	2,156
Distributions to Shareholders:
From net investment income:
Class A	(146)	(1,688)
Class I	(11,638)	(3,929)
	(11,784)	(5,617)

Capital Share Transactions:
Proceeds from shares sold:
Class A	682	107,851
Class I	198,147	173,243
	198,829	281,094
Dividends and distributions reinvested:
Class A	256	1,564
Class I	11,861	3,706
	12,117	5,270
Cost of shares redeemed:
Class A	(109,421)	—
Class I	(6,620)	—
	(116,041)	—
	94,905	286,364
Net increase (decrease) in net assets	96,539	282,903
Net Assets:
Beginning of period	282,903	—
End of period	$ 379,442	$ 282,903
Undistributed (Accumulated) Net Investment Income (Loss)	$ 426	$ —

Share Activity:
Shares issued:
Class A	70	10,930
Class I	20,229	17,421
	20,299	28,351
Shares issued-reinvested from distributions:
Class A	26	159
Class I	1,215	376
	1,241	535
Shares redeemed:
Class A	(11,185)	—
Class I	(677)	—
	(11,862)	—
Net increase (decrease) in shares outstanding:
Class A	(11,089)	11,089
Class I	20,767	17,797
	9,678	28,886

(a)          Commenced operations on November 8, 2004. The inception date for the offering of share Class A was March 1, 2005. Class A  closed on November 15, 2005.

The notes to the financial statements are an integral part of this report.

FINANCIAL HIGHLIGHTS

	For a share of beneficial interest outstanding throughout each period
	Net Asset	Investment Operations			Distributions			Net Asset
For the	Value,	Net	Net Realized		From Net	From Net		Value,
Period	Beginning	Investment	and Unrealized	Total	Investment	Realized	Total	End
Ended(d)(g)	of Period	Income (Loss)	Gain (Loss)	Operations	Income	Gains	Distributions	of Period
10/31/2006	$9.79	$0.40	$0.05	$0.45	$(0.40)	$—	$(0.40)	$9.84
10/31/2005	10.00	0.28	(0.22)	0.06	(0.27)	—	(0.27)	9.79

		Ratios/Supplemental Data
		Net Assets,		Net Investment
For the		End of	Ratio of Expenses	Income (Loss)	Portfolio
Period	Total	Period	to Average	to Average	Turnover
Ended(e)	Return(c)	(000's)	Net Assets(a)	Net Assets(a)	Rate(b)
10/31/2006	4.72%	$ 379,442	0.70%	4.10%	100%
10/31/2005	0.49	174,302	0.71	2.92	153

NOTES TO FINANCIAL HIGHLIGHTS

(a)          Annualized.

(b)         Not annualized.

(c)         Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.

(d)         Per share information is calculated based on average number of shares outstanding.

(e)         A IDEX Transamerica Short-Term Bond (“the Fund”) commenced operations on November 8, 2004. Class A closed on November 15, 2005.

The notes to the financial statements are an integral part of this report.

TA IDEX UBS Large Cap Value

STATEMENT OF ASSETS AND LIABILITIES

At October 31, 2006

(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $200,105) (including securities loaned of $11,615)	$230,935
Cash	7,636
Receivables:
Investment securities sold	1,539
Interest	22
Dividends	304
	240,436
Liabilities:
Investment securities purchased	1,466
Accounts payable and accrued liabilities:
Management and advisory fees	160
Transfer agent fees	—	(a)
Administration fees	4
Payable for collateral for securities on loan	11,992
Other	32
	13,654
Net Assets	$226,782
Net Assets Consist of:

Shares of beneficial interest, unlimited shares authorized, no par value	$186,098
Undistributed (accumulated) net investment income (loss)	2,044

Undistributed (accumulated) net realized gain (loss) from investment securities	7,810
Net unrealized appreciation (depreciation) on investment securities	30,830
Net Assets	$226,782

Shares Outstanding	17,821

Net Asset Value and Offering Price Per Share	$12.73

(a)   Rounds to less than $1.

The notes to the financial statements are an integral part of this report.

STATEMENT OF OPERATIONS

For the year ended October 31, 2006(a)

(all amounts in thousands)

Investment Income:
Dividends	$3,989
Interest	145
Income from loaned securities-net	14
4,148

Expenses:
Management and advisory fees	1,602
Distribution and service fees:
Class A	10
Custody fees	25
Administration fees	39
Legal fees	8
Audit fees	19
Trustees fees	19
Registration fees	1
Other	3

Total expenses	1,726
Net Investment Income (Loss)	2,422
Net Realized and Unrealized Gain (Loss)
Realized gain (loss) from investment securities	7,811

Increase (decrease) in unrealized appreciation (depreciation) on investment securities	23,989

Net Realized and Unrealized Gain (Loss) on Investment Securities	31,800

Net Increase (Decrease) in Net Assets Resulting from Operations	$34,222

(a)   Class A closed on November 15, 2005.

The notes to the financial statements are an integral part of this report.

STATEMENTS OF CHANGES IN NET ASSETS

For the year or period ended

(all amounts in thousands)

	October 31, 2006	October 31, 2005(a)
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$2,422	$1,290

Net realized gain (loss) from investment securities	7,811	2,898

Change in unrealized appreciation (depreciation) on investment securities	23,989	6,841

	34,222	11,029
Distributions to Shareholders:
From net investment income:
Class I	(1,596)	(72)
	(1,596)	(72)
From net realized gains:
Class I	(2,899)	—
	(2,899)	—

Capital Share Transactions:
Proceeds from shares sold:
Class A	—	67,684
Class I	119,573	86,786
	119,573	154,470
Dividends and distributions reinvested:
Class I	4,495	72
	4,495	72
Cost of shares redeemed:
Class A	(72,383)	—
Class I	(20,129)	—
	(92,512)	—
	31,556	154,542
Net increase (decrease) in net assets	61,283	165,499
Net Assets:
Beginning of period	165,499	—
End of period	$226,782	$165,499
Undistributed (Accumulated) Net Investment Income (Loss)	$2,044	$1,218

Share Activity:
Shares issued:
Class A	—	6,529
Class I	10,601	8,586
	10,601	15,115
Shares issued-reinvested from distributions:
Class I	399	7
	399	7
Shares redeemed:
Class A	(6,529)	—
Class I	(1,772)	—
	(8,301)	—
Net increase (decrease) in shares outstanding:
Class A	(6,529)	6,529
Class I	9,228	8,593
	2,699	15,122

(a)             Commenced operations on November 8, 2004. The inception date for the offering of share Class A was March 1, 2005. Class A closed on November 15, 2005.

The notes to the financial statements are an integral part of this report.

FINANCIAL HIGHLIGHTS

	For a share of beneficial interest outstanding throughout each period
	Net Asset	Investment Operations			Distributions			Net Asset
For the	Value,	Net	Net Realized		From Net	From Net		Value,
Period	Beginning	Investment	and Unrealized	Total	Investment	Realized	Total	End
Ended(d)(e)	of Period	Income (Loss)	Gain (Loss)	Operations	Income	Gains	Distributions	of Period
1010/31/2006	$10.95	$0.14	$1.92	$2.06	$(0.10)	$(0.18)	$(0.28)	$12.73
1010/31/2005	10.00	0.12	0.84	0.96	(0.01)	—	(0.01)	10.95

		Ratios/Supplemental Data
		Net Assets,		Net Investment
For the		End of	Ratio of Expenses	Income (Loss)	Portfolio
Period	Total	Period	to Average	to Average	Turnover
Ended(e)	Return(c)	(000’s)	Net Assets(a)	Net Assets(a)	Rate(b)
1010/31/2006	19.19%	$226,782	0.88%	1.21%	32%
1010/31/2005	9.60	94,135	0.92	1.14	43

NOTES TO FINANCIAL HIGHLIGHTS

(a)          Annualized.

(d)         Not annualized.

(c)         Total Return has been calculated for the applicable period without deduction of a sales load, if any, on a initial purchase. Not annualized.

(d)         Per share information is calculated based on average number of shares outstanding.

(e)         TA IDEX UBS Large Cap Value (“the Fund”) commenced operations on November 8, 2004. Class A closed on November 15, 2005.

The notes to the financial statementsare an integral part of this report.

TA IDEX Van Kampen Emerging Markets Debt

STATEMENT OF ASSETS AND LIABILITIES

At October 31, 2006

(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $350,695)	$365,837
Cash	21,889
Cash on deposit with brokers	860
Receivables:
Investment securities sold	41,987
Interest	5,554
Variation margin	10
	436,137
Liabilities:
Investment securities purchased	8,746
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	1,256
Management and advisory fees	345
Transfer agent fees	—	(a)
Administration fees	7
Other	57
	10,411
Net Assets	$425,726
Net Assets Consist of:

Shares of beneficial interest, unlimited shares authorized, no par value	$404,916
Undistributed (accumulated) net investment income (loss)	2,194
Undistributed (accumulated) net realized gain (loss) from investmentsecurities, futures contracts, written options and foreign currency transactions	3,422
Net unrealized appreciation (depreciation) on:
Investment securities	15,142
Translation of assets and liabilities denominated in foreign currencies	52
Net Assets	$425,726

Shares Outstanding	39,016

Net Asset Value and Offering Price Per Share	$10.91

(a)   Rounds to less than $1.

The notes to the financial statements are an integral part of this report.

STATEMENT OF OPERATIONS(a)

For the year ended October 31, 2006

(all amounts in thousands)

Investment Income:
Interest	$22,491

Expenses:
Management and advisory fees	3,356
Distribution and service fees:
Class A	18
Printing and shareholder reports	1
Custody fees	166
Administration fees	72
Legal fees	14
Audit fees	19
Trustees fees	35
Registration fees	5
Other	15

Total expenses	3,701
Net Investment Income (Loss)	18,790
Net Realized Gain (Loss) from:
Investment securities	4,270
Futures contracts	429
Written option contracts	229
Foreign currency transactions	(45)
4,883
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	10,333
Futures contracts	(467)
Translation of assets and liabilities denominated in foreign currencies	52
9,918
Net Realized and Unrealized Gain (Loss) on Investment Securities,Futures Contracts, Written Options and Foreign Currency Transactions	14,801

Net Increase (Decrease) in Net Assets Resulting from Operations	$33,591

(a)   Class A closed on November 15, 2005.

The notes to the financial statements are an integral part of this report.

STATEMENTS OF CHANGES IN NET ASSETS

For the year or period ended

(all amounts in thousands)

	October 31,	October 31,
	2006	2005 (a)
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$18,790	$6,211

Net realized gain (loss) from investment securities, futures contracts, written options and foreign currency transactions	4,883	1,096

Change in unrealized appreciation (depreciation) on investment securities, futures contracts and foreign currency translation	9,918	5,276

	33,591	12,583
Distributions to Shareholders:
From net investment income:
Class A	(246)	(2,621)
Class I	(17,223)	(3,615)
	(17,469)	(6,236)
From net realized gains:
Class I	(1,668)	—
	(1,668)	—

Capital Share Transactions:
Proceeds from shares sold:
Class A	4,012	119,971
Class I	407,643	129,575
	411,655	249,546
Dividends and distributions reinvested:
Class A	460	2,378
Class I	18,975	3,333
	19,435	5,711
Cost of shares redeemed:
Class A	(130,675)	—
Class I	(150,747)	—
	(281,422)	—
	149,668	255,257
Net increase (decrease) in net assets	164,122	261,604
Net Assets:
Beginning of period	261,604	—
End of period	$425,726	$261,604
Undistributed (Accumulated) Net Investment Income (Loss)	$2,194	$(25)

Share Activity:
Shares issued:
Class A	384	11,788
Class I	38,444	12,685
	38,828	24,473
Shares issued-reinvested from distributions:
Class A	44	232
Class I	1,801	325
	1,845	557
Shares redeemed:
Class A	(12,448)	—
Class I	(14,239)	—
	(26,687)	—
Net increase (decrease) in shares outstanding:
Class A	(12,020)	12,020
Class I	26,006	13,010
	13,986	25,030

(a)   The Fund commenced operations on November 8, 2004. The inception date for the offering of share Class A was March 1, 2005. Class A closed on November 15, 2005.

The notes to the financial statements are an integral part of this report.

FINANCIAL HIGHLIGHTS

	For a share of beneficial interest outstanding throughout each period
	Net Asset	Investment Operations			Distributions			Net Asset
For the	Value,	Net	Net Realized		From Net	From Net		Value,
Period	Beginning	Investment	and Unrealized	Total	Investment	Realized	Total	End
Ended(d)(e)	of Period	Income (Loss)	Gain (Loss)	Operations	Income	Gains	Distributions	of Period
10/31/2006	$10.45	$0.55	$0.52	$1.07	$(0.54)	$(0.07)	$(0.61)	$10.91
10/31/2005	10.00	0.49	0.45	0.94	(0.49)	—	(0.49)	10.45

		Ratios/Supplemental Data
		Net Assets,		Net Investment
For the		End of	Ratio of Expenses	Income (Loss)	Portfolio
Period	Total	Period	to Average	to Average	Turnover
Ended(e)	Return(c)	(000’s)	Net Assets(a)	Net Assets(a)	Rate(b)
10/31/2006	10.61%	$425,726	1.03%	5.24%	79%
10/31/2005	9.36	136,022	1.07	4.91	67

NOTES TO FINANCIAL HIGHLIGHTS

(a)          Annualized.

(b)         Not annualized.

(c)          Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.

(d)   Per share information is calculated based on average number of shares outstanding.

(e)   TA IDEX Van Kampen Emerging Markets Debt (“the Fund”) commenced operations on November 8, 2004. Class A closed on November 15, 2005.

The notes to the financial statements are an integral part of this report.

TA IDEX Van Kampen Mid-Cap Growth

STATEMENT OF ASSETS AND LIABILITIES

At October 31, 2006

(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $83,117) (including securities loaned of $11,501)	$84,521
Cash	2,964
Receivables:
Investment securities sold	359
Interest	8
Income from loaned securities	3
Dividends	19
	87,874
Liabilities:
Investment securities purchased	809
Accounts payable and accrued liabilities:
Management and advisory fees	52
Transfer agent fees	—	(a)
Administration fees	1
Payable for collateral for securities on loan	11,899
Other	21
	12,782
Net Assets	$75,092
Net Assets Consist of:

Shares of beneficial interest, unlimited shares authorized, no par value	$74,728
Undistributed (accumulated) net investment income (loss)	51

Undistributed (accumulated) net realized gain (loss) from investment securities	(1,091)
Net unrealized appreciation (depreciation) on investment securities	1,404
Net Assets	$75,092

Shares Outstanding	7,267

Net Asset Value and Offering Price Per Share	$10.33

(a)   Rounds to less than $1.

The notes to the financial statements are an integral part of this report.

STATEMENT OF OPERATIONS

For the period ended October 31, 2006 (a)

(all amounts in thousands)

Investment Income:
Dividends (net of withholding taxes on foreign dividends of $3)	$394
Interest	67
Income from loaned securities-net	16
477

Expenses:
Management and advisory fees	370
Custody fees	19
Administration fees	9
Legal fees	1
Audit fees	19
Trustees fees	5
Registration fees	2
Other	1

Total expenses	426
Net Investment Income (Loss)	51
Net Realized and Unrealized Gain (Loss)
Realized gain (loss) from investment securities	(1,091)

Increase (decrease) in unrealized appreciation (depreciation) on investment securities	1,404

Net Realized and Unrealized Gain (Loss) on Investment Securities	313

Net Increase (Decrease) in Net Assets Resulting from Operations	$364

(a)   Commenced operations on January 3, 2006.

The notes to the financial statements are an integral part of this report.

STATEMENT OF CHANGES IN NET ASSETS

For the period ended

(all amounts in thousands)

October 31,
2006 (a)
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$51

Net realized gain (loss) from investment securities	(1,091)

Change in unrealized appreciation (depreciation) on investment securities	1,404

364

Capital Share Transactions:
Proceeds from shares sold	74,728
74,728
Net increase (decrease) in net assets	75,092
Net Assets:
Beginning of period	—
End of period	$75,092
Undistributed (Accumulated) Net Investment Income (Loss)	$51

Share Activity:
Shares issued	7,267
Net increase (decrease) in shares outstanding:
7,267

(a)   Commenced operations on January 3, 2006.

The notes to the financial statements are an integral part of this report.

FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period
	Net Asset	Investment Operations			Distributions			Net Asset
For the	Value,	Net	Net Realized		From Net	From Net		Value,
Period	Beginning	Investment	and Unrealized	Total	Investment	Realized	Total	End
Ended(d)(e)	of Period	Income (Loss)	Gain (Loss)	Operations	Income	Gains	Distributions	of Period
10/31/2006	$10.00	$0.01	$0.32	$0.33	$—	$—	$—	$10.33

Ratios/Supplemental Data
		Net Assets,		Net Investment
For the		End of	Ratio of Expenses	Income (Loss)	Portfolio
Period	Total	Period	to Average	to Average	Turnover
Ended(e)	Return(c)	(000’s)	Net Assets(a)	Net Assets(a)	Rate(b)
10/31/2006	3.30%	$75,092	0.92%	0.11%	50%

NOTES TO FINANCIAL HIGHLIGHTS

(a)   Annualized.

(b)   Not annualized.

(c)   Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.  Not annualized.

(d)   Per share information is calculated based on average number of shares outstanding.

(e)   TA IDEX Van Kampen Mid-Cap Growth (“the Fund”) commenced operations on January 3, 2006.

The notes to the financial statements are an integral part of this report.

TA IDEX Van Kampen Small Company Growth

STATEMENT OF ASSETS AND LIABILITIES

At October 31, 2006

(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $356,317) (including securities loaned of $79,707)	$379,391
Cash	6,793
Receivables:
Investment securities sold	1,120
Interest	25
Income from loaned securities	100
Dividends	5
	387,434
Liabilities:
Investment securities purchased	2,369
Accounts payable and accrued liabilities:
Management and advisory fees	246
Transfer agent fees	—	(a)
Administration fees	5
Payable for collateral for securities on loan	83,127
Other	38
	85,785
Net Assets	$301,649
Net Assets Consist of:

Shares of beneficial interest, unlimited shares authorized, no par value	$267,790
Undistributed (accumulated) net investment income (loss)	43

Undistributed (accumulated) net realized gain (loss) from investment securities	10,742
Net unrealized appreciation (depreciation) on investment securities	23,074
Net Assets	$301,649

Shares Outstanding	23,596

Net Asset Value and Offering Price Per Share	$12.78

(a)   Rounds to less than $1.

The notes to the financial statements are an integral part of this report.

STATEMENT OF OPERATIONS(b)

For the year ended October 31, 2006
(all amounts in thousands)

Investment Income:
Interest	330
Dividends (net of withholding taxes on foreign dividends of $1)	$922
Income from loaned securities-net	959
	2,211

Expenses:
Management and advisory fees	2,567
Distribution and service fees:
Class A	11
Transfer agent fees:
Class I	—	(a)
Printing and shareholder reports	1
Custody fees	41
Administration fees	54
Legal fees	10
Audit fees	19
Trustees fees	26
Registration fees	4
Other	4

Total expenses	2,737
Net Investment Income (Loss)	(526)
Net Realized and Unrealized Gain (Loss)
Realized gain (loss) from investment securities	11,395

Increase (decrease) in unrealized appreciation (depreciation) on investment securities	19,464

Net Realized and Unrealized Gain (Loss) on Investment Securities	30,859

Net Increase (Decrease) in Net Assets Resulting from Operations	$30,333

(a)          Amount rounds to less than $1.

(b)         Class A closed on November 15, 2005.

The notes to the financial statements are an integral part of this report.

STATEMENTS OF CHANGES IN NET ASSETS

For the year or period ended
(all amounts in thousands)

	October 31,	October 31,
	2006	2005 (a)
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$(526)	$99

Net realized gain (loss) from investment securities	11,395	3,119

Change in unrealized appreciation (depreciation) on investment securities	19,464	3,610

	30,333	6,828
Distributions to Shareholders:
From net investment income:
Class I	(136)	—
	(136)	—
From net realized gains:
Class I	(3,166)	—
	(3,166)	—

Capital Share Transactions:
Proceeds from shares sold:
Class A	2,856	71,534
Class I	193,993	82,745
	196,849	154,279
Dividends and distributions reinvested:
Class I	3,302	—
	3,302	—
Cost of shares redeemed:
Class A	(79,117)	—
Class I	(7,523)	—
	(86,640)	—
	113,511	154,279
Net increase (decrease) in net assets	140,542	161,107
Net Assets:
Beginning of period	161,107	—
End of period	$301,649	$161,107
Undistributed (Accumulated) Net Investment Income (Loss)	$43	$99

Share Activity:
Shares issued:
Class A	248	6,633
Class I	16,324	7,658
	16,572	14,291
Shares issued-reinvested from distributions:
Class I	274	—
	274	—
Shares redeemed:
Class A	(6,881)	—
Class I	(660)	—
	(7,541)	—
Net increase (decrease) in shares outstanding:
Class A	(6,633)	6,633
Class I	15,938	7,658
	9,305	14,291

(a)          Commenced operations on November 8, 2004. The inception date for the offering of share Class A was March 1, 2005. Class A closed on November 15, 2005.

The notes to the financial statements are an integral part of this report.

FINANCIAL HIGHLIGHTS

	For a share of beneficial interest outstanding throughout each period
	Net Asset	Investment Operations			Distributions			Net Asset
For the	Value,	Net	Net Realized		From Net	From Net		Value,
Period	Beginning	Investment	and Unrealized	Total	Investment	Realized	Total	End
Ended(d)(e)	of Period	Income (Loss)	Gain (Loss)	Operations	Income	Gains	Distributions	of Period
10/31/2006	$11.29	$(0.02)	$1.69	$1.67	$(0.01)	$(0.17)	$(0.18)	$12.78
10/31/2005	10.00	0.01	1.28	1.29	—	—	—	11.29

		Ratios/Supplemental Data
		Net Assets,		Net Investment
For the		End of	Ratio of Expenses	Income (Loss)	Portfolio
Period	Total	Period	to Average	to Average	Turnover
Ended(e)	Return(c)	(000’s)	Net Assets(a)	Net Assets(a)	Rate(b)
10/31/2006	14.92%	$301,649	1.01%	(0.19)%	67%
10/31/2005	12.80	86,432	1.07	0.06	75

NOTES TO FINANCIAL HIGHLIGHTS

(a)   Annualized.

(b)         Not annualized.

(c)          Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.

(d)         Per share information is calculated based on average number of shares outstanding.

(e)          TA IDEX Van Kampen Small Company Growth (“the Fund”) commenced operations on November 8, 2004. Class A closed on November 15, 2005.

The notes to the financial statements are an integral part of this report.

TA IDEX Class I Funds

NOTES TO FINANCIAL STATEMENTS
At October 31, 2006
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds (“TA IDEX Class I Funds”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  TA IDEX AllianceBernstein International Value (“AllianceBernstein International Value”), TA IDEX Bjurman, Barry Micro Emerging Growth (“Bjurman, Barry Micro Emerging Growth”), TA IDEX Evergreen International Small Cap (“Evergreen International Small Cap”), TA IDEX Federated Market Opportunity (“Federated Market Opportunity”), TA IDEX JPMorgan International Bond (“JPMorgan International Bond”), TA IDEX J.P. Morgan Mid Cap Value (“J.P. Morgan Mid Cap Value”), TA IDEX Marsico International Growth (“Marsico International Growth”), TA IDEX BlackRock Global Allocation (“BlackRock Global Allocation”) (formerly, TA IDEX Mercury Global Allocation), TA IDEX BlackRock Large Cap Value (“BlackRock Large Cap Value”) (formerly, TA IDEX Mercury Large Cap Value), TA IDEX Neuberger Berman International (“Neuberger Berman International”), TA IDEX Oppenheimer Developing Markets (“Oppenheimer Developing Markets”), TA IDEX Oppenheimer Small- & Mid-Cap Value (“Oppenheimer Small- & Mid-Cap Value”), TA IDEX Transamerica Short-Term Bond (“Transamerica Short-Term Bond”), TA IDEX UBS Large Cap Value (“UBS Large Cap Value”), TA IDEX Van Kampen Emerging Markets Debt (“Van Kampen Emerging Markets Debt”), TA IDEX Van Kampen Mid-Cap Growth (“Van Kampen Mid-Cap Growth”), and TA IDEX Van Kampen Small Company Growth (“Van Kampen Small Company Growth”), (each a “Fund” and collectively “the Funds”), are part of Transamerica IDEX Mutual Funds.

Fund	Commencement of Operations
AllianceBernstein International Value	December 6, 2005
Bjurman, Barry Micro Emerging Growth	August 1, 2006
BlackRock Global Allocation	December 6, 2005
BlackRock Large Cap Value*	March 1, 2005
Evergreen International Small Cap	November 8, 2004
Federated Market Opportunity	December 6, 2005
JPMorgan International Bond	December 6, 2005
J.P. Morgan Mid Cap Value*	March 1, 2005
Marsico International Growth	November 8, 2004
Neuberger Berman International	December 6, 2005
Oppenheimer Developing Markets	December 6, 2005
Oppenheimer Small- & Mid-Cap Value	August 1, 2006
Transamerica Short-Term Bond	November 8, 2004
UBS Large Cap Value	November 8, 2004
Van Kampen Emerging Markets Debt	November 8, 2004
Van Kampen Mid-Cap Growth	January 3, 2006
Van Kampen Small Company Growth	November 8, 2004

* Fund commenced Class I share operations and converted Class A share assets to an equivalent value of Class I share assets on November 15, 2005.

Effective October 27, 2006, TA IDEX Mercury Global Allocation changed its name to TA IDEX BlackRock Global Allocation and effective October 3, 2006, changed its sub-advisor from Mercury Advisers to BlackRock Investment Management, LLC.

Effective October 27, 2006, TA IDEX Mercury Large Cap Value changed its name to BlackRock Large Cap Value and effective October 3, 2006 changed its sub-advisor from Mercury Advisers to BlackRock Investment Management, LLC.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

This report should be read in conjunction with the Funds’ current prospectuses, which contain more complete information about the Funds.

In preparing the Funds’ financial statements in accordance with accounting  principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Funds.

Multiple class operations, income and expenses: The Funds currently offer one class of shares, Class I shares, which are currently being offered for sale only to certain affiliated asset allocation funds.  Effective November 16, 2005, Evergreen International Small Cap, J.P.Morgan Mid Cap Value, Marsico International Growth, BlackRock Large Cap Value, Transamerica Short-Term Bond, UBS Large Cap Value, Van Kampen Emerging Markets Debt and Van Kampen Small Company Growth ceased offering Class A shares. Income, non-class specific expenses and realized and unrealized gains and losses, were allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act.  Each class bore its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Funds value their investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Foreign securities generally are valued based on quotations from the primary market in which they are traded. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Funds’ net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not “readily available.” As a result, foreign equity securities held by the Funds may be valued at fair market value as determined in good faith by the Funds’ Administrative Valuation Committee, under the supervision of the Board’s Valuation Committee, using guidelines adopted by the Board of Trustees.

Other securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by the Funds’ Administrative Valuation Committee, under the supervision of the Board’s Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Funds may leave cash overnight in their cash accounts with the custodian, Investors Bank & Trust Company (“IBT”). IBT has been contracted on behalf of the Funds to invest the excess cash into savings accounts, which at October 31, 2006 were paying an interest rate of 3.65%.

Throughout the year, the Funds may have a cash overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Repurchase agreements:  The Funds are authorized to enter into repurchase agreements.  The Funds, through their custodian, IBT, receive delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Funds will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.  In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-advisers of certain Funds, to the extent consistent with the best execution and usual commission rate policies and practices, have elected to place security transactions of the Funds with broker/dealers with which Transamerica IDEX Mutual Funds has established a Commission Recapture Program.  A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Funds.  In no event will commissions paid by the Funds be used to pay expenses that would otherwise be borne by any other funds within Transamerica IDEX Mutual Funds, or by any other party.

Recaptured commissions during the year ended October 31, 2006 are included in net realized gains in the Statement of Operations and are summarized as follows:

Fund	Commissions
AllianceBernstein International Value	$13
Evergreen International Small Cap	29
Federated Market Opportunity	8
Neuberger Berman International	74
UBS Large Cap Value	20
Van Kampen Small Company Growth	122

Securities lending: The Funds may lend securities to qualified borrowers, with IBT acting as the Funds’ lending agent. The Funds earn negotiated lenders’ fees. The Funds receive cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities.  The Funds monitor the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, earned by IBT for its services, in the following amounts:

Fund	Fees
AllianceBernstein International Value	$2
Bjurman, Barry Micro Emerging Growth	—
BlackRock Global Allocation	7
BlackRock Large Cap Value	16
Evergreen International Small Cap	72
Federated Market Opportunity	1
J.P. Morgan Mid Cap Value	21
Marsico International Growth	37
Neuberger Berman International	20
Oppenheimer Developing Markets	4
Transamerica Short-Term Bond	3
UBS Large Cap Value	6
Van Kampen Mid-Cap Growth	7
Van Kampen Small Company Growth	410

Real Estate Investment Trusts (“REITs”): There are certain additional risks involved in investing in REITs.  These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates.

Dividend income is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

Security transactions and investment income: Security transactions are recorded on the trade date.  Security gains and losses are calculated on the specific identification basis.  Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Funds are informed of the ex-dividend date.  Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Funds are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. Each Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Foreign capital gains taxes:  The Funds may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries.  Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments.  The Funds accrue such taxes when the related income or capital gains are earned.  Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors.  In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

Forward foreign currency contracts: The Funds may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

Open forward currency contracts at year ended are listed in the Schedules of Investments.

Futures contracts: The Funds may enter into futures contracts to manage exposure to market, interest rate or currency fluctuations.  Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.  The primary risks associated with futures contracts are imperfect correlation between the change in market value of the securities held and the prices of futures contracts; the possibility of an illiquid market and inability of the counterparty to meet the contract terms.

Open futures contracts at year ended are listed in the Schedules of Investments.

Option contracts: The Funds may enter into options contracts to manage exposure to market fluctuations.  Options are valued at the average of the bid and ask (“Mean Quote”) established each day at the close of the board of trade or exchange on which they are traded.  The primary risks associated with options are imperfect correlation between the change in value of the securities held and the prices of the options contracts; the possibility of an illiquid market and inability of the counterparty to meet the contracts terms. When a Fund writes a covered call or put option, an amount equal to the premium received by a Fund is included in the Fund’s Statement of Assets and Liabilities as an asset and as an equivalent liability.  Options are marked-to-market daily to reflect the current value of the option written.

The underlying face amounts of open option contracts at October 31, 2006 are listed in the Schedule of Investments.

Transactions in written call and put options were as follows:

Van Kampen Emerging Markets Debt	Premium	Contracts*
Balance at October 31, 2005	$—	—
Sales	229	23,283,190
Closing Buys	—	—
Expirations	(229)	(23,283,190)
Exercised	—	—
Balance at October 31, 2006	$—	—

*  Contracts not in thousands

BlackRock Global Allocation	Premium	Contracts*
Balance at December 6, 2005	$—	—
Sales	1,360	4,905
Closing Buys	(236)	(589)
Expirations	(36)	(41)
Exercised	(8)	(14)
Balance at October 31, 2006	$1,080	4,261

*  Contracts not in thousands

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

NOTE 2.  RELATED PARTY TRANSACTIONS

Transamerica Fund Advisors, Inc. (“TFAI”) is the Funds’ investment adviser. Transamerica Fund Services, Inc. (“TFS”) is the Funds’ administrator and transfer agent. AFSG Securities Corp. (“AFSG”), 4333 Edgewood Road, NE, Cedar Rapids, IA 52499, is the Funds’ distributor/principal underwriter. TFAI, TFS, and AFSG are affiliates of AEGON, NV, a Netherlands corporation.

100% of Fund assets are owned by affiliated investment companies.

Investment advisory fees: The Funds pay management fees to TFAI based on average daily net assets (“ANA”) at the following breakpoints:

Fund	Breakpoints
AllianceBernstein International Value	0.88% of the first $200 million of ANA 0.81% of the next $300 million of ANA 0.77% of ANA over $500 million
Bjurman, Barry Micro Emerging Growth	1.05% of the first $250 million of ANA 1.00% of the next $250 million of ANA 0.975% of ANA over $500 million
BlackRock Global Allocation	0.80% of the first $100 million of ANA 0.72% of ANA over $100 million
BlackRock Large Cap Value	0.80% of the first $250 million of ANA 0.775% of the next $500 million of ANA 0.75% of ANA over $750 million
Evergreen International Small Cap	1.07% of the first $250 million of ANA 1.00% of ANA over $250 million
Federated Market Opportunity	0.85% of the first $30 million of ANA 0.80% of the next $20 million of ANA 0.70% of ANA over $50 million
JPMorgan International Bond	0.55% of the first $100 million of ANA 0.52% of the next $150 million of ANA 0.51% of the next $250 million of ANA 0.50% of the next $500 million of ANA 0.47% of ANA over $1 billion
J.P. Morgan Mid Cap Value	0.85% of the first $100 million of ANA 0.80% of ANA over $100 million
Marsico International Growth	1.06% of the first $300 million of ANA 1.01% of the next $100 million of ANA 0.96% of the next $600 million of ANA 0.91% of ANA over $1 billion
Neuberger Berman International	1.00% of the first $100 million of ANA 0.95% of ANA over $100 million
Oppenheimer Developing Markets	1.20% of the first $50 million of ANA 1.15% of the next $150 million of ANA 1.10% of ANA over $200 million
Oppenheimer Small-& Mid-Cap Value	0.95% of the first $100 million of ANA 0.90% of the next $150 million of ANA 0.85% of the next $250 million of ANA 0.825% of ANA over $500 million
Transamerica Short-Term Bond	0.65% of the first $250 million of ANA 0.60% of the next $250 million of ANA 0.575% of the next $500 million of ANA 0.55% of ANA over $1 billion
UBS Large Cap Value

From November 1, 2005 through December 31, 2005:

0.85% of the first $200 million of ANA

0.80% of the next $550 million of ANA

0.75% of the next $250 million of ANA

0.70% of ANA over $1 billion

From January 1, 2006 on:

0.82% of the first $200 million of ANA

0.76% of the next $200 million of ANA

0.74% of the next $350 million of ANA

0.71% of the next $250 million of ANA

0.67% of the next $500 million of ANA

0.62% of ANA over $1.5 billion

Van Kampen Emerging Markets Debt	0.95% of the first $250 million of ANA 0.90% of the next $250 million of ANA 0.80% of the ANA over $500 million
Van Kampen Mid-Cap Growth	0.80% of ANA
Van Kampen Small Company Growth	0.95% of the first $500 million of ANA 0.85% of ANA over $500 million

TFAI has contractually agreed to waive its advisory fee and will reimburse each Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

Fund	Expense Limit
AllianceBernstein International Value	1.13%
Bjurman, Barry Micro Emerging Growth*	1.25%
BlackRock Global Allocation	1.00%
BlackRock Large Cap Value*	1.00%
Evergreen International Small Cap*	1.32%
Federated Market Opportunity	1.05%
JPMorgan International Bond	0.75%
J.P. Morgan Mid Cap Value*	1.05%
Marsico International Growth*	1.31%
Neuberger Berman International	1.25%
Oppenheimer Developing Markets	1.45%
Oppenheimer Small- & Mid-Cap Value*	1.15%
Transamerica Short-Term Bond*	0.85%
UBS Large Cap Value*	1.05% (from November 1, 2005 through December 31, 2005) 1.02% (from January 1, 2006 on)
Van Kampen Emerging Markets Debt*	1.15%
Van Kampen Mid-Cap Growth	1.00%
Van Kampen Small Company Growth*	1.15%

* If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Funds may be required to pay the adviser a portion or all of the reimbursed expenses.

There were no amounts recaptured during the year ended October 31, 2006. There are no amounts available for recapture at October 31, 2006.

Administrative services: The Funds have entered into an agreement with TFS for financial and legal fund administration services.  Each Fund pays TFS an annual fee of 0.02% of ANA.  The Legal fees on the Statements of Operations are fees paid to external legal counsel.

Transfer agent fees: Each Fund pays TFS an annual per-account charge for each open and closed account. For the period from inception through October 31, 2006, TFS retained the following amounts of the Funds’ transfer agent fees.

Fund	Fees
Evergreen International Small Cap	Less than $1
J.P. Morgan Mid Cap Value	Less than $1
Marsico International Growth	Less than $1
Transamerica Short-Term Bond	Less than $1
UBS Large Cap Value	Less than $1
Van Kampen Emerging Markets Debt	Less than $1
Van Kampen Small Company Growth	Less than $1

Funds not listed in the above table did not incurr transfer agency fees.

Retirement plan: Under a retirement plan (the “Emeritus Plan”) available to the Disinterested Trustees, each Disinterested Trustee is deemed to have elected to serve as Trustee Emeritus of Transamerica IDEX upon his or her termination of service, other than removal for cause, for a maximum period of five years determined by his or her years of service as a Trustee.

Such amounts shall be accrued by Transamerica IDEX on a pro rata basis allocable to each Transamerica IDEX fund based on the relative assets of the Funds. If retainers increase in the future, past accruals (and credits) will be adjusted upward so that 50% of the Trustee’s current retainer is accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred become payable to an Emeritus Trustee (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation will be paid on a quarterly basis during the time period that the Trustee Emeritus is allowed to serve as such.

Amounts deferred and accrued under the Deferred Compensation and Emeritus Plans are unfunded and unsecured claims against the general assets of Transamerica IDEX. For the period ended October 31, 2006, the amounts related to the Emeritus Plan were as follows:

Fund	Expenses
AllianceBernstein International Value	$13
Bjurman, Barry Micro Emerging Growth	1
BlackRock Global Allocation	18
BlackRock Large Cap Value	24
Evergreen International Small Cap	22
Federated Market Opportunity	4
JPMorgan International Bond	22
J.P. Morgan Mid Cap Value	12
Marsico International Growth	21
Neuberger Berman International	23
Oppenheimer Developing Markets	17
Oppenheimer Small- & Mid-Cap Value	4
Transamerica Short-Term Bond	16
UBS Large Cap Value	11
Van Kampen Emerging Markets Debt	19
Van Kampen Mid-Cap Growth	3
Van Kampen Small Company Growth	15

As of October 31, 2006, the Funds have not made any payments related to the Emeritus Plan.

Brokerage commissions: Brokerage commissions incurred on security transactions placed with an affiliate of the adviser for the year ended October 31, 2006 were as follows:

Fund	Brokerage commissions
BlackRock Global Allocation	$32
BlackRock Large Cap Value	less than $1
UBS Large Cap Value	1
Van Kampen Mid-Cap Growth	less than $1
Van Kampen Small Company Growth	9

Funds not listed in the above table did not incurr brokerage commissions.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2006 and for the period from inception through October 31, 2006, as applicable, were as follows:

	Purchase of Securities		Proceeds of Sales
	Long	U.S.		U.S.
Fund	Term	Government	Long Term	Government
AllianceBernstein International Value	$366,462	$—	$49,162	$—
Bjurman, Barry Micro Emerging Growth	55,131	—	4,627	—
BlackRock Global Allocation	351,601	110,602	62,471	19,843
BlackRock Large Cap Value	337,788	—	249,193	—
Evergreen International Small Cap	382,351	—	356,238	—
Federated Market Opportunity	42,011	39,258	20,122	7,821
JPMorgan International Bond	1,173,448	—	539,915	—
J.P. Morgan Mid Cap Value	113,702	—	100,545
Marsico International Growth	500,308	—	557,358	—
Neuberger Berman International	580,306	—	204,935	—
Oppenheimer Developing Markets	530,533	—	220,151	—
Oppenheimer Small- & Mid-Cap Value	102,982	—	22,271	—
Transamerica Short-Term Bond	289,492	89,418	189,862	89,334
UBS Large Cap Value	83,775	—	60,341	—
Van Kampen Emerging Markets Debt	373,991	—	264,283	—
Van Kampen Mid-Cap Growth	98,530	—	26,221	—
Van Kampen Small Company Growth	288,297	—	174,641	—

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Funds have not made any provision for federal income or excise taxes due to their policy to distribute all of their taxable income and capital gains to their shareholders and otherwise qualify as regulated investment companies under Subchapter M of the Internal Revenue Code.  Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.  These differences are primarily due to differing treatment for items including, but not limited to, wash sales and foreign currency transactions.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.  These reclassifications are as follows:

			Undistributed
		Undistributed	(accumulated) net
	Shares of beneficial	(accumulated) net	realized gain (loss)
	interest, unlimited	investment	from investment
Fund	shares authorized	income (loss)	securities
AllianceBernstein International Value	$—	$(547)	$547
Bjurman, Barry Micro Emerging Growth	(64)	60	4
BlackRock Global Allocation	—	1,468	(1,468)
BlackRock Large Cap Value	(1)	2	(1)
Evergreen International Small Cap	—	(230)	230

Federated Market Opportunity	—	455	(455)
JPMorgan International Bond	—	6,974	(6,974)
J.P. Morgan Mid Cap Value	—	(7)	7
Marsico International Growth	2	(388)	386
Neuberger Berman International	—	191	(191)
Oppenheimer Developing Markets	—	(28)	28
Oppenheimer Small- & Mid-Cap Value	—	(7)	7
Transamerica Short-Term Bond	(1)	—	1
UBS Large Cap Value	—	—	—
Van Kampen Emerging Markets Debt	(9)	898	(889)
Van Kampen Mid-Cap Growth	—	—	—
Van Kampen Small Company Growth	—	606	(606)

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

	Capital Loss
Fund	Carryforwards	Available through
Bjurman, Barry Micro Emerging Growth	$804	10/31/2014

Federated Market Opportunity	3,741	10/31/2014

JPMorgan International Bond	2,471	10/31/2014

Transamerica Short-Term Bond	658	10/31/2013
	1,786	10/31/2014

Van Kampen Mid-Cap Growth	1,079	10/31/2014

Funds not listed in the above table did not have capital loss carryforwards.

The capital loss carryforward utilized during the year ended October 31, 2006 was as follows:

Capital Loss
Carryforward Utilized
During the Year Ended
Fund	December 31, 2006
AllianceBernstein International Value	$—
Bjurman, Barry Micro Emerging Growth	—
BlackRock Global Allocation	—
BlackRock Large Cap Value	2,099
Evergreen International Small Cap	—
Federated Market Opportunity	—
JPMorgan International Bond	—
J.P. Morgan Mid Cap Value	—
Marsico International Growth	—
Neuberger Berman International	—
Oppenheimer Developing Markets	—
Oppenheimer Small- & Mid-Cap Value	—
Transamerica Short-Term Bond	—
UBS Large Cap Value	—
Van Kampen Emerging Markets Debt	—
Van Kampen Mid-Cap Growth	—
Van Kampen Small Company Growth	—

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes.  The tax character of distributions paid during 2005 and 2006 was as follows:

	2005 Distributions paid from:		2006 Distributions paid from:
	Ordinary	Long-term	Ordinary	Long-term
Fund	income	Capital Gain	Income	Capital Gain
AllianceBernstein International Value	$—	$—	$144	$—
Bjurman, Barry Micro Emerging Growth	—	—	—	—
BlackRock Global Allocation	—	—	372	—
BlackRock Large Cap Value	—	—	1,026	—
Evergreen International Small Cap	—	—	11,435	225
Federated Market Opportunity	—	—	1,977	—
JPMorgan International Bond	—	—	7,991	—
J.P. Morgan Mid Cap Value	—	—	1,965	25
Marsico International Growth	573	—	5,663	120
Neuberger Berman International	—	—	515	—
Oppenheimer Developing Markets	—	—	896	—
Oppenheimer Small- & Mid-Cap Value	—	—	—	—
Transamerica Short-Term Bond	5,617	—	11,784	—
UBS Large Cap Value	72	—	4,495	—
Van Kampen Emerging Markets Debt	6,236	—	18,922	215
Van Kampen Mid-Cap Growth	—	—	—	—
Van Kampen Small Company Growth	—	—	3,302	—

The tax basis components of distributable earnings as of October 31, 2006 are as follows:

				Net
	Undistributed	Undistributed		Unrealized
	Ordinary	Long-term	Capital Loss	Appreciation
Fund	income	Capital Gain	Carryforward	(Depreciation)
AllianceBernstein International Value	$11,008	$373	$—	$35,073	*
Bjurman, Barry Micro Emerging Growth	—	—	(804)	3,800
BlackRock Global Allocation	15,348	674	—	23,389	*
BlackRock Large Cap Value	3,604	14,445	—	70,505
Evergreen International Small Cap	27,954	40,985	—	68,243	*
Federated Market Opportunity	555	—	(3,741)	713	*
JPMorgan International Bond	7,849	—	(2,471)	9,790	*
J.P. Morgan Mid Cap Value	8,186	4,115	—	25,037
Marsico International Growth	54,796	21,412	—	48,967	*
Neuberger Berman International	27,709	—	—	36,929	*
Oppenheimer Developing Markets	13,992	—	—	26,262	*
Oppenheimer Small- & Mid-Cap Value	1,656	—	—	5,969
Transamerica Short-Term Bond	426	—	(2,444)	192
UBS Large Cap Value	2,123	7,746	—	30,815
Van Kampen Emerging Markets Debt	5,014	1,215	—	14,595	*
Van Kampen Mid-Cap Growth	51	—	(1,079)	1,392
Van Kampen Small Company Growth	6,714	4,435	—	22,710

* Amount includes unrealized gain/loss from foreign currency and derivative instruments.

NOTE 5. REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Funds’ investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation.  The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Funds currently believe that the likelihood that any such action will have a material adverse impact on them is remote.  It is important to note that the Funds are not aware of any allegation of wrongdoing against them and their Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Funds, there can be no assurance at this time.  TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Funds and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Funds, will bear the costs regarding these regulatory matters.

NOTE 6.  RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Manager is evaluating the application of FIN 48 to each Fund, and is not in a position at this time to estimate the significance of its impact, if any, on each Fund’s financial statements.

In September 2006, FASB issued its new Standard No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted. The Manager is evaluating the application of FAS 157 to each fund, and is not in a position at this time to estimate the significance of its impact, if any, on each Fund’s financial statements.

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
Transamerica IDEX Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX AllianceBernstein International Value, TA IDEX Bjurman, Barry Micro Emerging Growth, TA IDEX Evergreen International Small Cap, TA IDEX Federated Market Opportunity, TA IDEX JPMorgan International Bond, TA IDEX J.P. Morgan Mid Cap Value, TA IDEX Marsico International Growth, TA IDEX BlackRock Global Allocation, TA IDEX BlackRock Large Cap Value, TA IDEX Neuberger Berman International, TA IDEX Oppenheimer Developing Markets, TA IDEX Oppenheimer Small- & Mid-Cap Value, TA IDEX Transamerica Short-Term Bond, TA IDEX UBS Large Cap Value, TA IDEX Van Kampen Emerging Markets Debt, TA IDEX Van Kampen Mid-Cap Growth, and TA IDEX Van Kampen Small Company Growth, constituting portfolios within Transamerica IDEX Mutual Funds (hereafter referred to as the “Fund”) at October 31, 2006 and the results of each of their operations, the changes in each of their net assets for the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida
December 27, 2006

SUPPLEMENTAL INFORMATION (unaudited)

TAX INFORMATION

For dividends paid during the year ended  October 31, 2006, the designated qualified dividend income was as follows:

Fund	Qualified Dividend Income
AllianceBernstein International Value	144
Bjurman, Barry Micro Emerging Growth	—
BlackRock Global Allocation	372
BlackRock Large Cap Value	1,026
Evergreen International Small Cap	8,402
Federated Market Opportunity	583
J.P. Morgan International Bond	—
J.P. Morgan Mid Cap Value	1,955
Marsico International Growth	5,170
Neuberger Berman International	515
Oppenheimer Developing Markets	896
Oppenheimer Small- & Mid-Cap Value	—
Transamerica Short-Term Bond	—
UBS Large Cap Value	2,501
Van Kampen Emerging Markets Debt	—
Van Kampen Mid-Cap Growth	—
Van Kampen Small Company Growth	923

For corporate shareholders, investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deduction was as follows:

Fund	Dividend Received Deduction Percentage
AllianceBernstein International Value	—
Bjurman, Barry Micro Emerging Growth	—
BlackRock Global Allocation	100.0%
BlackRock Large Cap Value	100.0%
Evergreen International Small Cap	—
Federated Market Opportunity	2.4%
JPMorgan International Bond	—
J.P. Morgan Mid Cap Value	100.0%
Marsico International Growth	—
Neuberger Berman International	—
Oppenheimer Developing Markets	—
Oppenheimer Small- & Mid-Cap Value	—
Transamerica Short-Term Bond	—
UBS Large Cap Value	55.7%
Van Kampen Emerging Markets Debt	—

Van Kampen Mid-Cap Growth	—
Van Kampen Small Company Growth	21.4%

For tax purposes, the Long-Term Capital Gain Designation for the year ended October 31, 2006 was as follows:

Fund	Long-Term Capital Designation
AllianceBernstein International Value	—
Bjurman, Barry Micro Emerging Growth	—
BlackRock Global Allocation	—
BlackRock Large Cap Value	—
Evergreen International Small Cap	225
Federated Market Opportunity	—
J.P. Morgan International Bond	—
J.P. Morgan Mid Cap Value	25
Marsico International Growth	120
Neuberger Berman International	—
Oppenheimer Developing Markets	—
Oppenheimer Small- & Mid-Cap Value	—
Transamerica Short-Term Bond	—
UBS Large Cap Value	—
Van Kampen Emerging Markets Debt	215
Van Kampen Mid-Cap Growth	—
Van Kampen Small Company Growth	—

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2006. Complete information will be computed and reported in conjunction with your 2006 Form 1099-DIV.

TA IDEX BJURMAN, BARRY MICRO EMERGING GROWTH

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS - REVIEW AND APPROVAL (unaudited)

At a meeting of the Board of Trustees of Transamerica IDEX Mutual Funds (“TA IDEX”) held on April 4th and 5th, 2006, the Board reviewed and considered the proposed Investment Advisory Agreement between TA IDEX Bjurman, Barry Micro Emerging Growth (the “Fund”) and Transamerica Fund Advisors, Inc. (“TFAI”), as well as the proposed Investment Sub-Advisory Agreement of the Fund between TFAI and Bjurman, Barry & Associates (the “Sub-Adviser”), to determine whether the agreements should be approved for an initial two-year period.  Following their review and consideration, the Trustees determined that the proposed Investment Advisory Agreement and the proposed Investment Sub-Advisory Agreement will enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of its shareholders.  The Board, including the independent members of the Board, unanimously approved the proposed Investment Advisory Agreement and Investment Sub-Advisory Agreement.  In reaching their decision, the Trustees requested and obtained from TFAI and the investment Sub-Adviser such information as they deemed reasonably necessary to evaluate the proposed agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser.  In considering the proposed approval of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services expected to be provided by TFAI and the Sub-Adviser.  They concluded that TFAI and the Sub-Adviser are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TFAI for other series within the fund complex and the Sub-Adviser’s management capabilities demonstrated with respect to other funds it manages and the experience, capability and integrity of TFAI’s senior management, the financial resources of TFAI and the various sub-advisers, TFAI’s management oversight process and the professional qualifications and experience of the Sub-Adviser’s portfolio management team (the Board reviewed carefully the qualifications of the prospective managers for the Fund).  The Trustees determined that TFAI and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the proposed Fund’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Fund. The Fund was not yet in existence and therefore had no historical performance for the Board to review.  However, the Board examined the performance of funds managed by the Sub-Adviser of the Fund with investment objectives and strategies comparable to those of the Fund.  The Board noted that those and other funds managed by the Sub-Adviser have generally performed well and have generated considerable investor interest.  On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TFAI and the Sub-Adviser, the Board concluded that

TFAI and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s proposed investment objectives, policies and strategies and competitive with other investment companies, and also determined that TFAI’s and the Sub-Adviser’s performance records for other funds indicate that their management of the Fund is likely to benefit the Fund and its shareholders.

The cost of advisory services provided and the level of profitability. The Board reviewed projected profitability information regarding TFAI’s costs of procuring portfolio management services, as well as the costs of its provision of administration, transfer agency, fund accounting and other services, to the proposed Fund and other funds within the fund complex.  Based on such information and the proposed management and sub-advisory fees for the Fund, the Trustees determined that the proposed management fees of the Fund generally are consistent with industry averages and are appropriate in light of the services expected to be provided or procured, the management fees and the anticipated profitability of the relationship between the Fund, TFAI and its affiliates, and the Sub-Adviser.  The Board also took note of the costs involved in establishing a new fund and acknowledged that the Fund is being added as an investment option for the asset allocation funds only and that these funds’ assets will flow into the proposed Fund.  In making these observations and determinations, the Board reviewed comparative information provided by Lipper, Inc. and Strategic Insight Simfund.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. In evaluating the extent to which the management fees payable under the new Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board took note of TFAI’s pricing strategy and the proposed advisory fee breakpoints as detailed in the materials provided, and noted each fee breakpoint with respect to the various asset levels achieved by the Fund.  The Board concluded that the breakpoints appropriately benefit investors by permitting economies of scale in the form of lower management fees as the level of assets grows for the Fund.  The Board also concluded that the Fund’s management fees appropriately reflect the Fund’s anticipated size, the current economic environment for TFAI, the competitive nature of the investment company market, and TFAI’s pricing strategy.  The Board also noted that, in the future, it would have the opportunity to periodically re-examine whether the Fund has achieved economies of scale and the appropriateness of management fees payable to TFAI and fees payable by TFAI to the Sub-Adviser.

Benefits (such as soft dollars) to TFAI, its affiliates, or the Sub-Adviser from their relationship with the Fund. The Board concluded that other benefits anticipated to be derived by TFAI, its affiliates, and the Sub-Adviser from their relationships with the Fund, including “soft dollar” benefits (if any) in connection with brokerage transactions are expected to be reasonable and fair, and consistent with industry practice and the best interests of the Fund and its shareholders.  The Trustees noted that TFAI would not realize soft dollar benefits from its relationship with the Fund, and that the Sub-Adviser would engage in soft-dollar arrangements consistent with applicable law and “best execution” requirements.

Other considerations. The Board considered the investment objective of the Fund and its investment strategies and determined that the Fund would enhance the investment options for the asset allocation funds.  The Board determined that TFAI has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders.  In this regard, the Trustees favorably considered the procedures and policies in place by TFAI to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TFAI has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TFAI’s expense limitation and fee waiver arrangements with the Fund which may result in TFAI waiving a substantial amount of management fees for the benefit of shareholders.  In approving the new Fund, the Board also considered the high quality of the Sub-Adviser’s portfolio management personnel who will manage the Fund under the Sub-Advisory Agreement, and their overall portfolio management capabilities.  The Board determined that they, too, have made substantial commitments to the recruitment and retention of high quality personnel, and maintain the financial and operational resources reasonably necessary to manage the Fund.

TA IDEX OPPENHEIMER SMALL- & MID-CAP VALUE

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — REVIEW AND APPROVAL (unaudited)

At a meeting of the Board of Trustees of Transamerica IDEX Mutual Funds (“TA IDEX”) held on April 4th and 5th, 2006, the Board reviewed and considered the proposed Investment Advisory Agreement between TA IDEX Oppenheimer Small- & Mid-Cap Value (the “Fund”) and Transamerica Fund Advisors, Inc. (“TFAI”), as well as the proposed Investment Sub-Advisory Agreement of the Fund between TFAI and OppenheimerFunds, Inc. (the “Sub-Adviser”), to determine whether the agreements should be approved for an initial two-year period.  Following their review and consideration, the Trustees determined that the proposed Investment Advisory Agreement and the proposed Investment Sub-Advisory Agreement will enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of its shareholders.  The Board, including the independent members of the Board, unanimously approved the proposed Investment Advisory Agreement and Investment Sub-Advisory Agreement.  In reaching their decision, the Trustees requested and obtained from TFAI and the investment Sub-Adviser such information as they deemed reasonably necessary to evaluate the proposed agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser.  In considering the proposed approval of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant.  They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services expected to be provided by TFAI and the Sub-Adviser.  They concluded that TFAI and the Sub-Adviser are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TFAI for other series within the fund complex and the Sub-Adviser’s management capabilities demonstrated with respect to other funds it manages and the experience, capability and integrity of TFAI’s senior management, the financial resources of TFAI and the various sub-advisers, TFAI’s management oversight process and the professional qualifications and experience of the Sub-Adviser’s portfolio management team (the Board reviewed carefully the qualifications of the prospective managers for the Fund).  The Trustees determined that TFAI and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the proposed Fund’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Fund. The Fund was not yet in existence and therefore had no historical performance for the Board to review.  However, the Board examined the performance of funds managed by the Sub-Adviser of the Fund with investment objectives and strategies comparable to those of the Fund.  The Board noted that those and other funds managed by the Sub-Adviser have generally performed well and have generated considerable investor interest.  On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TFAI and the Sub-Adviser, the Board concluded that TFAI and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s proposed investment objectives, policies and strategies and competitive with other investment companies, and also determined that TFAI’s and the Sub-Adviser’s performance records for other funds indicate that their management of the Fund is likely to benefit the Fund and its shareholders.

The cost of advisory services provided and the level of profitability. The Board reviewed projected profitability information regarding TFAI’s costs of procuring portfolio management services, as well as the costs of its provision of administration, transfer agency, fund accounting and other services, to the proposed Fund and other funds within the fund complex.  Based on such information and the proposed management and sub-advisory fees for the Fund, the Trustees determined that the proposed management fees of the Fund generally are consistent with industry averages and are appropriate in light of the services expected to be provided or procured, the management fees and the anticipated profitability of the relationship between the Fund, TFAI and its affiliates, and the Sub-Adviser.  The Board also took note of the costs involved in establishing a new fund and acknowledged that the Fund is being added as an investment option for the asset allocation funds only and that these funds’ assets will flow into the proposed Fund.  In making these observations and determinations, the Board reviewed comparative information provided by Lipper, Inc. and Strategic Insight Simfund.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. In evaluating the extent to which the management fees payable under the new Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board took note of TFAI’s pricing strategy and the proposed advisory fee breakpoints as detailed in the materials provided, and noted each fee breakpoint with respect to the various asset levels achieved by the Fund.  The Board concluded that the breakpoints appropriately benefit investors by permitting economies of scale in the form of lower management fees as the level of assets grows for the Fund.  The Board also concluded that the Fund’s management fees appropriately reflect the Fund’s anticipated size, the current economic environment for TFAI, the competitive nature of the investment company market, and TFAI’s pricing strategy.  The Board also noted that, in the future, it would have the opportunity to periodically re-examine whether the Fund has achieved economies of scale and the appropriateness of management fees payable to TFAI and fees payable by TFAI to the Sub-Adviser.

Benefits (such as soft dollars) to TFAI, its affiliates, or the Sub-Adviser from their relationship with the Fund. The Board concluded that other benefits anticipated to be derived by TFAI, its affiliates, and the Sub-Adviser from their relationships with the Fund, including “soft dollar” benefits (if any) in connection with brokerage transactions are expected to be reasonable and fair, and consistent with industry practice and the best interests of the Fund and its shareholders.  The Trustees noted that TFAI would not realize soft dollar benefits from its relationship with the Fund, and that the Sub-Adviser would engage in soft-dollar arrangements consistent with applicable law and “best execution” requirements.

Other considerations. The Board considered the investment objective of the Fund and its investment strategies and determined that the Fund would enhance the investment options for the asset allocation funds.  The Board determined that TFAI has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders.  In this regard, the Trustees favorably considered the procedures and policies in place by TFAI to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TFAI has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TFAI’s expense limitation and fee waiver arrangements with the Fund which may result in TFAI waiving a substantial amount of management fees for the benefit of shareholders.  In approving the new Fund, the

Board also considered the high quality of the Sub-Adviser’s portfolio management personnel who will manage the Fund under the Sub-Advisory Agreement, and their overall portfolio management capabilities.  The Board determined that they, too, have made substantial commitments to the recruitment and retention of high quality personnel, and maintain the financial and operational resources reasonably necessary to manage the Fund.

TA IDEX BLACKROCK GLOBAL ALLOCATION

INVESTMENT SUB-ADVISORY AGREEMENT — REVIEW AND APPROVAL
(unaudited)

In connection with a corporate transaction that ultimately resulted in the merger of the prior investment sub-adviser of TA IDEX BlackRock Global Allocation (then called “TA IDEX Mercury Global Allocation,” the “Fund”), Fund Asset Management, L.P., doing business as Mercury Advisors (“Mercury”), into BlackRock Investment Management, LLC (“BlackRock”), at a meeting of the Board of Trustees of Transamerica IDEX Mutual Funds (“TA IDEX”) held on October 3rd and 4th, 2006, the Board, including the independent members of the Board, considered and approved the proposed Sub-Advisory Agreement between Transamerica Fund Advisors, Inc. (“TFAI”) and BlackRock for an initial two-year period.  In reaching their decision, the Trustees requested and obtained from TFAI and BlackRock such information as the Trustees deemed reasonably necessary to evaluate the Sub-Advisory Agreement.  The Trustees also carefully considered the information that they have received throughout the year from TFAI and Mercury as part of their regular oversight of the Fund and information provided to them about the transaction that led to the merger of Mercury and BlackRock.  In considering the approval of the Sub-Advisory Agreement, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by Fund counsel and independent legal counsel and their own business judgment, to be relevant.  The Trustees also took into consideration that they would reconsider the Sub-Advisory Agreement in more detail during their November 2006 meeting, at which time they also would consider the renewal of the Fund’s advisory agreement.  The Trustees based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decision:

The nature, extent and quality of the sub-advisory services to be provided:  The Board considered the nature and quality of services provided by Mercury in the past, as well as the services expected to be provided by BlackRock in the future.  The Board noted that the portfolio management team of the Fund would remain unchanged.  The Board also noted that Mercury had been capable of providing high quality services to the Fund in the past and that the same management team should continue to provide the same high quality services to the Fund in the future.  The Board considered that the merger of Mercury and BlackRock and management by BlackRock would result in a larger advisory firm, which may give the portfolio management team even more resources to manage the Fund.  Accordingly, the Trustees concluded that, overall, they were satisfied at the present time with the assurances from BlackRock as to the expected nature, extent and quality of the services to be provided to the Fund under the Sub-Advisory Agreement.

The investment performance of the Fund:  The Board took into consideration that it had concluded in the past that Mercury was capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with many other investment companies.  The Board also noted that the Fund has a short but good performance history and Mercury manages similar funds that outperformed their peers.  As the Fund’s portfolio management team would remain unchanged, the Board concluded that BlackRock also should be capable of providing an appropriate level of investment performance in the future.  The Board further noted that it would have the opportunity to review detailed performance information, including comparative information against benchmark indices and other comparable funds, at the upcoming Board meeting in November.

The costs of advisory services provided and the level of profitability:  The Board carefully considered the Fund’s sub-advisory fees which are paid by TFAI to BlackRock under the Sub-Advisory Agreement.  The Board noted that they had carefully considered in the past TFAI’s profitability information regarding TFAI’s cost of procuring portfolio management services, as well as the actual or anticipated costs of providing administrative, transfer agency, fund accounting and other services to the Fund and to TA IDEX as a whole by TFAI and its affiliates.  The Trustees then noted that based on this information, it had concluded that the level of fees and the actual or anticipated expense ratios of the Fund were generally consistent with industry averages and that the level of advisory fees payable by the Fund would remain unchanged.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows:  The Board took into consideration that it had concluded in the past that the Fund’s management fees appropriately reflect the Fund’s current size, the current economic environment for TFAI and the Sub-Adviser and the competitive nature of the investment company market.  The Board noted that the Fund’s management and sub-advisory fees contain asset-based breakpoints, which would continue to benefit investors by realizing economies of scale in the form of lower management fees as the level of assets grows.  The Board finally noted that it would have the opportunity to reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TFAI and fees payable by TFAI to BlackRock, in the near future.

Benefits (such as soft dollars) to BlackRock from its relationships with the Fund:  The Board took into consideration that it had concluded in the past that other benefits derived by TFAI or BlackRock from its relationship with the Fund are reasonable and fair, and are consistent with industry practice and the best interests of the Fund and its shareholders and that it would consider this issue again in the near future.  The Board noted that TFAI does not realize “soft dollar” benefits from its relationship with the Fund, and that BlackRock will participate in a brokerage program pursuant to which a certain portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of “soft-dollar” arrangements BlackRock may engage in with respect to the Fund’s portfolio brokerage transactions.

Other Considerations: The Board determined that BlackRock’s increased resources could contribute to improving the quality of the services that it renders to the Fund.  The Board noted that BlackRock made a commitment to retain the Fund’s portfolio management team, which the Board considers to be composed of high quality personnel.  The Board further concluded that BlackRock should continue to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders, as Mercury did in the past.

TA IDEX BLACKROCK LARGE CAP VALUE

INVESTMENT SUB-ADVISORY AGREEMENT — REVIEW AND APPROVAL
(unaudited)

In connection with a corporate transaction that ultimately resulted in the merger of the prior investment sub-adviser of TA IDEX BlackRock Large Cap Value (then called “TA IDEX Mercury Large Cap Value,” the “Fund”), Fund Asset Management, L.P., doing business as Mercury Advisors (“Mercury”), into BlackRock Investment Management, LLC (“BlackRock”), at a meeting of the Board of Trustees of Transamerica IDEX Mutual Funds (“TA IDEX”) held on October 3rd and 4th, 2006, the Board, including the independent members of the Board, considered and approved the proposed Sub-Advisory Agreement between Transamerica Fund Advisors, Inc. (“TFAI”) and BlackRock for an initial two-year period.  In reaching their decision, the Trustees requested and obtained from TFAI and BlackRock such information as the Trustees deemed reasonably necessary to evaluate the Sub-Advisory Agreement.  The Trustees also carefully considered the information that they have received throughout the year from TFAI and Mercury as part of their regular oversight of the Fund and information provided to them about the transaction that led to the merger of Mercury and BlackRock.  In considering the approval of the Sub-Advisory Agreement, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by Fund counsel and independent legal counsel and their own business judgment, to be relevant.  The Trustees also took into consideration that they would reconsider the Sub-Advisory Agreement in more detail during their November 2006 meeting, at which time they also would consider the renewal of the Fund’s advisory agreement.  The Trustees based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decision:

The nature, extent and quality of the sub-advisory services to be provided:  The Board considered the nature and quality of services provided by Mercury in the past, as well as the services expected to be provided by BlackRock in the future.  The Board noted that the portfolio management team of the Fund would remain unchanged.  The Board also noted that Mercury had been capable of providing high quality services to the Fund in the past and that the same management team should continue to provide the same high quality services to the Fund in the future.  The Board considered that the merger of Mercury and BlackRock and management by BlackRock would result in a larger advisory firm, which may give the portfolio management team even more resources to manage the Fund.  Accordingly, the Trustees concluded that, overall, they were satisfied at the present time with the assurances from BlackRock as to the expected nature, extent and quality of the services to be provided to the Fund under the Sub-Advisory Agreement.

The investment performance of the Fund:  The Board took into consideration that it had concluded in the past that Mercury was capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with many other investment companies.  Particularly, the Board noted that the Fund has a short performance history but Mercury manages a similar fund with a longer history which has outperformed its peers consistently in the past.  As the Fund’s portfolio management team would remain unchanged, the Board concluded that BlackRock also should be capable of providing an appropriate level of investment performance in the future.  The Board further noted that it would have the opportunity to review detailed performance information, including comparative information against benchmark indices and other comparable funds, at the upcoming Board meeting in November.

The costs of advisory services provided and the level of profitability:  The Board carefully considered the Fund’s sub-advisory fees which are paid by TFAI to BlackRock under the Sub-Advisory Agreement.  The Board noted that they had carefully considered in the past TFAI’s profitability information regarding TFAI’s cost of procuring portfolio management services, as well as the actual or anticipated costs of providing administrative, transfer agency, fund accounting and other services to the Fund and to TA IDEX as a whole by TFAI and its affiliates.  The Trustees then noted that based on this information, it had concluded that the level of fees and the actual or anticipated expense ratios of the Fund were generally consistent with industry averages and that the level of advisory fees payable by the Fund would remain unchanged.  The Trustees noted that under the Sub-Advisory Agreement applicable to the Fund, for purposes of calculating the investment sub-advisory fees payable to BlackRock, average daily net assets of the Fund would be determined on a combined basis with the same named fund managed by the sub-adviser for AEGON/Transamerica Series Trust, which should increase TFAI’s profit margin and lower the effective sub-advisory fee rate paid by TFAI with respect to this Fund.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows:  The Board took into consideration that it had concluded in the past that the Fund’s management fees appropriately reflect the Fund’s current size, the current economic environment for TFAI and the Sub-Adviser and the competitive nature of the investment company market.  The Board noted that the Fund’s management and sub-advisory fees contain asset-based breakpoints, which would continue to benefit investors by realizing economies of scale in the form of lower management fees as the level of assets grows.  The Board finally noted that it would have the opportunity to reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TFAI and fees payable by TFAI to BlackRock, in the near future.

Benefits (such as soft dollars) to BlackRock from its relationships with the Fund:  The Board took into consideration that it had concluded in the past that other benefits derived by TFAI or BlackRock from its relationship with the Fund are reasonable and fair, and are consistent with industry practice and the best interests of the Fund and its shareholders and that it would consider this issue again in the near future.  The Board noted that TFAI does not realize “soft dollar” benefits from its relationship with the Fund, and that BlackRock will participate in a brokerage program pursuant to which a certain portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of “soft-dollar” arrangements BlackRock may engage in with respect to the Fund’s portfolio brokerage transactions.

Other Considerations: The Board determined that BlackRock’s increased resources could contribute to improving the quality of the services that it renders to the Fund.  The Board noted that BlackRock made a commitment to retain the Fund’s portfolio management team, which the Board considers to be composed of high quality personnel.  The Board further concluded that BlackRock should continue to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders, as Mercury did in the past.

TRANSAMERICA IDEX MUTUAL FUNDS

Management of the Fund

Name, Address and Age	Position(s)	Term of Office and Length of Time Served*		Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen by Trustee	Other Directorships
INTERESTED TRUSTEES**

John K. Carter 570 Carillon Parkway, St. Petersburg, FL 33716 (DOB: 4/24/61)	Trustee President & Chief Executive Officer	2006–	present	Trustee (September 2006–present), President & CEO (July 2006–present), Sr. Vice President (1999–June 2006), Chief Compliance Officer, General Counsel & Secretary (1999–August 2006), ATST; Sr. Vice President (1999–June 2006), Chief Compliance Officer, General Counsel & Secretary (1999–August 2006), TA IDEX; Director (October 2006–present), President & CEO (July 2006–present), Sr. Vice President (2002–June 2006), General Counsel, Secretary & Chief Compliance Officer (2002–August 2006), TIS; President, CEO (July 2006–present), Sr. Vice President (1999–June 2006), Director (2000–present), General Counsel, & Secretary (2000–August 2006), Chief Compliance Officer, (2004–August 2006), Transamerica Fund Advisors (TFAI); President, CEO (July 2006–present), Sr. Vice President (1999–June 2006), Director (2001–present), General Counsel, & Secretary (2001–August 2006), Transamerica Fund Services (TFS); Vice President, AFSG Securities Corporation (AFSG) (2001–present); CEO (July 2006–present), Vice President, Secretary & Chief Compliance Officer (2003–August 2006), Transamerica Investors, Inc. (TII); Sr. Vice President, General Counsel & Secretary, Transamerica Index Funds (TIF) (2002–2004); Vice President, Transamerica Investment Services, Inc. (TISI) (2003–2005) & Transamerica Investment Management, LLC (TIM) (2001–2005)	87	N/A

INDEPENDENT TRUSTEES

Peter R. Brown 8323 40th Place North St. Petersburg, FL 33709 (DOB: 5/10/28)	Chairman, Trustee	1986–	present	Chairman & Trustee, ATST (1986–present); Chairman & Director, TIS (2002–present); Director, TIF (2002–2004); Chairman of the Board, Peter Brown Construction Company (1963–2000); Rear Admiral (Ret.) U.S. Navy Reserve, Civil Engineer Corps	87	N/A

Charles C. Harris 2 Seaside Lane, #304 Belleair, FL 33756 (DOB: 7/15/30)	Trustee	1994–	present	Trustee, ATST (1986–present); Director, TIS (2002–present)	87	N/A

Russell A. Kimball, Jr. 1160 Gulf Boulevard Clearwater Beach, FL 33767 (DOB: 8/17/44)	Trustee	2002–	present	Trustee, ATST (1986–present); Director, TIS (2002–present); General Manager, Sheraton Sand Key Resort (1975–present)	87	N/A

William W. Short, Jr. 7882 Lantana Creek Road Largo, FL 33777 (DOB: 2/25/36)	Trustee	1986–	present	Trustee, ATST (2000–present); Director, TIS (2002–present); Retired CEO and Chairman of the Board, Shorts, Inc.	87	N/A

Daniel Calabria 7068 S. Shore Drive S. South Pasadena, FL 33707 (DOB: 3/5/36)	Trustee	1996–	present	Trustee, ATST (2001–present); Director, TIS (2002–present); Member of Investment Committee, Ronald McDonald House Charities of Tampa Bay, Inc. (1997–present); Trustee, The Hough Group of Funds (1993–2004); prior to 1996, served in senior executive capacities for several mutual fund management companies for more than 30 years	87	N/A

Robert L. Anderson, Ph.D. 3301 Bayshore Blvd., #1408 Tampa, FL 33629 (DOB: 10/30/40)	Trustee	2005–	present	Dean, Professor, College of Business, University of South Florida (1995–present)	46	N/A

Name, Address and Age	Position(s)	Term of Office and Length of Time Served*		Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen by Trustee	Other Directorships
Janice B. Case 205 Palm Island NW Clearwater, FL 33767 (DOB: 9/27/52)	Trustee	2002–	present	Trustee, ATST (2001-present); Director, TIS (2002–present); Sr. Vice President, Florida Power Corporation (1996–2000); Director, Cadence Network, Inc. (1997–2004); Trustee, Morton Plant Mease Healthcare (1999–2005); Director Arts Center & Theatre (2001–present)	87	Director, Central Vermont Public Service Corp (2001–present); Director, Western Electricity Coordinating Council (2002–present)

Norm R. Nielsen 9687 Cypress Hammock, #201 Bonita Springs, FL 34135 (DOB: 5/11/39)	Trustee	2006–	present	Trustee, ATST (2006-present); Director, TIS (2006–present); President, Kirkwood Community College (1985–2005); Director, Iowa Health Systems (1994–2003); Director, Iowa City Area Development (1996–2004)	87	Iowa Student Loan Liquidity Corporation (1998–present); Buena Vista University Board of Trustees (2004–present); U.S. Bank (1988–present)

Jack E. Zimmerman 6778 Rosezita Lane Dayton, OH 45459 (DOB: 2/3/28)	Trustee	1986–	present	Retired Director, Regional Marketing of Marietta Corporation & Director of Strategic Planning, Martin Marietta Baltimore Aerospace	46	N/A

Leo J. Hill 7922 Bayou Club Boulevard Largo, FL 33777 (DOB: 3/27/56)	Trustee	2002–	present	Trustee, ATST (2001-present); Director, TIS (2002–present); Owner & President, Prestige Automotive Group (2001–2005); President, L. J. Hill & Company (1999–present); Market President, Nations Bank of Sun Coast Florida (1998–1999); President & CEO, Barnett Banks of Treasure Coast Florida (1994–1998); EVP & Sr. Credit Officer, Barnett Banks of Jacksonville, Florida (1991–1994); Sr. Vice President & Sr. Loan Administration Officer, Wachovia Bank of Georgia (1976–1991)	87	N/A

John W. Waechter 5913 Bayview Circle Gulfport, FL 33707 (DOB: 2/25/52)	Trustee	2005–	present	Trustee, ATST (2004-present); Director, TIS (2004–present); Executive Vice President, Chief Financial Officer, Chief Compliance Officer, William R. Hough & Co. (1979–2004); Treasurer, The Hough Group of Funds (1993–2004)	87	N/A

OFFICERS

Name, Address*** and Age	Position	Term of Office and Length of Time Served****		Principal Occupation(s) or Employment During Past 5 Years
Dennis P. Gallagher (DOB: 12/19/70)	Sr. Vice President, General Counsel & Secretary	2006–	present	Sr. Vice President, General Counsel & Secretary, ATST & TIS (September 2006–present); Vice President & Secretary, TII (September 2006–present); Director, Sr. Vice President, General Counsel & Secretary, TFAI & TFS (September 2006–present); Director (1998–June 2006), Deutsche Asset Management

Glenn E. Brightman (DOB: 12/1/72)	Sr. Vice President & Principal Financial Officer	2005–	present	Sr. Vice President & Principal Financial Officer, ATST and TIS (2005–present); Vice President & Principal Financial Officer, TII (2005–present); Senior Vice President, TFS, TFAI (2005–present); Manager–Mutual Fund Accounting, The Vanguard Group, Inc. (1996–2005)

T. Gregory Reymann, II (DOB: 5/13/58)	Sr. Vice President & Chief Compliance Officer	2004–	present	Chief Compliance Officer & Senior Vice President, ATST, TFAI, TIS (2006–present); Chief Compliance Officer (2006–present) & Vice President (2005–present), TII; Vice President & Senior Counsel, TFS (2005–2006); Vice President & Counsel, ATST, TA IDEX, TFAI, TIS (2004–2006), TFS (2004–2005) & TIF (2004); Attorney, Gould, Cooksey, et. al. (2002–2004)

*  Each Trustee shall hold office until 1) his or her successor is elected and qualified or 2) he or she resigns or his or her term as a Trustee is terminated in accordance with the Transamerica IDEX by-laws. Transamerica IDEX will hold a shareholder meeting to elect the Board of Trustees at least once every five years.

**  May be deemed an "interested person" (as that term is defined in the 1940 Act) of Transamerica IDEX because of his employment with TFAI or an affiliate of TFAI.

***  The business address of each officer is 570 Carillon Parkway, St. Petersburg, FL 33716. No officer of Transamerica IDEX, except for the Chief Compliance Officer, receives any compensation from Transamerica IDEX.

****  Elected and serves at the pleasure of the Board of Trustees of Transamerica IDEX.

Additional information about the Fund trustees can be found in the Statement of Additional Information available, without charge, upon request, by calling toll free 1-888-233-4339.

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

A description of the Transamerica IDEX Mutual Funds' proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission website (http://www.sec.gov).

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) from the Funds, upon request by calling 1-888-233-4339; and (2) on the SEC's website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q which is available on the Commission's website at www.sec.gov. The Funds' Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Important Notice Regarding Delivery of Shareholder Documents

Every year we send shareholders informative materials such as the Transamerica IDEX Annual Report, the Transamerica IDEX Prospectus, and other required documents that keep you informed regarding your funds. Transamerica IDEX will only send one piece per mailing address, a method that saves your fund money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica IDEX Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7p.m. Eastern Time, Monday–Friday. Your request will take effect within 30 days.

P.O. Box 9012
Clearwater, FL 33758-9012

www.transamericaidex.com

Customer Service 1-888-233-IDEX (4339)
P.O. Box 9012 • Clearwater, FL 33758-9012
Distributor: AFSG Securities Corporation, Member NASD

Item 2: Code of Ethics.

(a)                                  Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other officers who serve a similar function.

(b)                                 Registrant’s code of ethics is reasonably designed as described in this Form N-CSR.

(c)                                  During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)                                 During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(e)                                  Not Applicable

(f)            Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.

Item 3: Audit Committee Financial Expert.

Registrant’s Board of Trustees has determined that John W. Waechter is an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Mr. Waechter is “independent” under the standards set forth in Item 3 of Form N-CSR. The designation of Mr. Waechter as “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon him any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed upon him as a member of the Registrant’s audit committee or Board of Trustees in the absence of such designation; or (ii) affect the duties, obligations or liabilities of any other member of the Registrant’s audit committee or Board of Trustees.

Item 4: Principal Accountant Fees and Services.

		Fiscal Year Ended 10/31
	(in thousands)	2005	2006
(a)	Audit Fees	519	691
(b)	Audit-related Fees	85	43
(c)	Tax Fees	69	151
(d)	All Other Fees	N/A	N/A
(e) (1)	Pre-approval policy * (see below)
(e) (2)	% of above that were pre-approved	0%	0%
(f)	If greater than 50%, disclose hours	N/A	N/A
(g)	Non-audit fees rendered to Adviser (or affiliate that provided services to Registrant)	N/A	N/A
(h)

Disclose whether the Audit Committee has considered whether the provisions of non-audit services rendered to the Adviser that were NOT pre-approved is compatible with maintaining the auditor’s independence.

		Yes	Yes

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* (e) (1)                                                       The Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to one or more members or a subcommittee.  Any decision of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

Item 5: Audit Committee of Listed Registrants.

The following individuals comprise the standing Audit Committee: Peter R. Brown, Daniel Calabria, Janice B. Case,  Leo J. Hill, and John W. Waechter.

Item 6: Schedule of Investments.

The schedules of investments are included in the annual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.   Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.   Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.   Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders

The Registrant’s Nominating Committee’s provisions with respect to nominations of Trustees to its Board are as follows:

A candidate for nomination as Trustee submitted by a shareholder will not be deemed to be properly submitted to the Committee for the Committee’s consideration unless the following requirements have been met and procedures followed:

1.               Each eligible shareholder or shareholder group may submit no more than one nominee each calendar year.

2.               The nominee must satisfy all qualifications provided herein and in the Funds’ organizational documents, including qualification as a possible Independent Trustee if the nominee is to serve in that capacity.

•                  The nominee may not be the nominating shareholder, a member of the nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.(1)

(1)           Terms such as “immediate family member” and “control” shall be interpreted in accordance with the federal securities laws.

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•                  Neither the nominee nor any member of the nominee’s immediate family may be currently employed or employed within the year prior to the nomination by any nominating shareholder entity or entity in a nominating shareholder group.

•                  Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.

•                  The nominee may not be an executive officer, director or person fulfilling similar functions of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.

•                  The nominee may not control the nominating shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act).

•                  A shareholder or shareholder group may not submit for consideration a nominee which has previously been considered by the Committee.

3.               In order for the Committee to consider shareholder submissions, the following requirements must be satisfied regarding the shareholder or shareholder group submitting the proposed nominee:

•                  Any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of a Fund’s (or a series thereof) securities that are eligible to vote both at the time of submission of the nominee and at the time of the Board member election.  Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination.  In addition, such securities must continue to be held through the date of the meeting.  The nominating shareholder or shareholder group must also bear the economic risk of the investment.

•                  The nominating shareholder or shareholder group must also submit a certification which provides the number of shares which the person or group has (a) sole power to vote or direct the vote; (b) shared power to vote or direct the vote; (c) sole power to dispose or direct the disposition of such shares; and (d) shared power to dispose or direct the disposition of such shares.  In addition the certification shall provide that the shares have been held continuously for at least two years.

4.               Shareholders or shareholder groups submitting proposed nominees must substantiate compliance with the above requirements at the time of submitting their proposed nominee as part of their written submission to the attention of the Funds’ Secretary, who will provide all submissions to the Committee.  This submission to the Funds must include:

•                  the shareholder’s contact information;

•                  the nominee’s contact information and the number of applicable Fund shares owned by the proposed nominee;

•                  all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A under the Securities Exchange Act of 1934; and

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•                  a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in a Fund’s proxy statement, if so designated by the Committee and the Funds’ Board.

5.               The Committee will consider all submissions meeting the applicable requirements stated herein that are received by December 31 of the most recently completed calendar year.

Item 11: Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officer evaluated the registrant’s disclosure controls and procedures within 90 days of their filing and have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are appropriately designed to ensure that information required to be disclosed by registrant in the reports that it files on Form N-CSR (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)         The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12: Exhibits.

(a)          (1) Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(2) Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(b)         A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Act of 1934, or otherwise subject to liability of that section.  Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Transamerica IDEX Mutual Funds
(Registrant)

By:	/s/ John K. Carter
John K. Carter
Chief Executive Officer
Date: January 4, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ John K. Carter
John K. Carter
Chief Executive Officer
Date: January 4, 2007

By:	/s/ Glenn E. Brightman
Glenn E. Brightman
Principal Financial Officer
Date: January 4, 2007

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit

12(a)(1)	Code of Ethics for Principal Executive and Senior Financial Officers
12(a)(2)(i)	Section 302 N-CSR Certification of Principal Executive Officer
12(a)(2)(ii)	Section 302 N-CSR Certification of Principal Financial Officer
12(b)	Section 906 N-CSR Certification of Principal Executive Officer and Principal Financial Officer

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